UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2016

Item 1.  Reports to Stockholders.

PACE Select

January 31, 2016

PACE® Select Advisors Trust

Semiannual Report

PACE® Select Advisors Trust

Table of contents
Introduction	2
Portfolio Advisor's and Subadvisors' commentaries and Portfolios of investments	4
PACE® Government Money Market Investments (formerly, PACE® Money Market Investments)	4
PACE® Mortgage-Backed Securities Fixed Income Investments	10
PACE® Intermediate Fixed Income Investments	27
PACE® Strategic Fixed Income Investments	53
PACE® Municipal Fixed Income Investments	89
PACE® International Fixed Income Investments	100
PACE® High Yield Investments	111
PACE® Large Co Value Equity Investments	130
PACE® Large Co Growth Equity Investments	146
PACE® Small/Medium Co Value Equity Investments	154
PACE® Small/Medium Co Growth Equity Investments	163
PACE® International Equity Investments	173
PACE® International Emerging Markets Equity Investments	188
PACE® Global Real Estate Securities Investments	199
PACE® Alternative Strategies Investments	206
Understanding your Portfolio's expenses	249
Statement of assets and liabilities	256
Statement of operations	264
Statement of changes in net assets	268
Statement of cash flows	274
Financial highlights	276
Notes to financial statements	306
General information	352
Board approvals of subadvisory agreements	353

PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (PACE Government Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/am-us.

Derivatives vary in complexity, involve risks which are different from, and may be greater than, the risks associated with investing in securities or other instruments. Please see the funds' prospectuses for more complete discussion of the risks associated with investing in derivatives.

PACE Select Advisors Trust

Introduction

March 18, 2016

Dear PACE Shareholder,

We are pleased to provide you with the semiannual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the six months ended January 31, 2016. Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

Generally moderate global growth

The US economy continued to expand, but the pace was uneven during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 3.9% seasonally adjusted annualized rate during the second quarter of 2015. GDP growth then slowed to a 2.0% rate for the third quarter of the year. Finally, the Commerce Department's initial estimate for fourth-quarter GDP growth was 0.7%.

The US Federal Reserve Board (the "Fed") took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rate for the first time in nearly a decade. The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%.1 In its official statement the Fed said, "The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2% inflation...The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

Growth outside the US was mixed during the reporting period. In its January 2016 World Economic Outlook Update, the International Monetary Fund ("IMF") said, "In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging." From a regional perspective, the IMF estimates that 2015 growth in the eurozone was 1.5%, versus 0.9% in 2014. Japan's economy was believed to have expanded 0.6% in 2015, versus 0.0% in 2014. Elsewhere, the IMF estimated that overall growth in emerging market countries moderated in 2015, with growth of 4.0% versus 4.6% in 2014.

Global equities post poor results

The global equity market experienced several periods of heightened volatility over the six months ended January 31, 2016. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy and numerous geopolitical issues. Risk aversion was elevated during the third quarter of 2015, as the global equity market experienced its first correction (a decline of at least 10%) since 2011. The market then rallied sharply in October 2015 but ended the period on a weak note, as there was another correction in January 2016. All told, the US stock market, as measured by the S&P 500 Index, fell 6.77% for the six months ended January 31, 2016.2 International equities produced very poor results, as they were negatively impacted by moderating growth, fears of a "hard landing" for China's economy and sharply falling commodity prices. International developed equities, as measured by the MSCI EAFE Index (net), declined

1  The federal funds rate, or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

14.58% during the period.3 Emerging market equities, as measured by the MSCI Emerging Markets Index (net), fell 16.96% over the same period.4

Mixed returns in the fixed income market

The global fixed income markets were not immune from periodic bouts of risk aversion during the reporting period. Mixed signals from the Fed regarding the timing for interest rate "liftoff" was just one of the factors impacting fixed income prices. The yield on the US 10-year Treasury fell from 2.20% to 1.94% during the reporting period and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 1.33%.5 Returns of riskier fixed income securities were generally weak for the six months ended January 31, 2016. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index declined 7.76%, while emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), fell 1.13% during the reporting period.6,7

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2016. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Government Money Market Investments only) and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 18, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing, US dollar-denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market-capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Select Advisors Trust

PACE Government Money Market Investments

On September 22, 2015, the Portfolio's Board of Trustees ("the Board") approved a new policy on behalf of the Portfolio to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities to allow the Portfolio to qualify as a government money market fund, as defined under the amended Rule 2a-7 of the Investment Company Act of 1940. In addition, the Board approved changing the Portfolio's name to PACE Government Money Market Investments to ensure that the Portfolio is understood to be a government money market fund. In connection with the change to the Portfolio's name, the Portfolio also adopted a nonfundamental investment policy that the Portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements. The changes became effective on November 28, 2015.

Performance

For the six months ended January 31, 2016, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 6. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the period, please refer to page 2.

Advisor's comments

In December 2015, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a historically low range between 0% and 0.25% to a range between 0.25% and 0.50%.The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed's actions, see page 2.) While the yields on a wide range of short-term investments moved higher over the period as the market anticipated the Fed action as well as potential future actions into 2016, yields still remain low by historical comparison. As a result, the Portfolio's yields remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 38 days. This was decreased to 20 days at the end of the reporting period.

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Select Advisors Trust

PACE Government Money Market Investments

Advisor's comments – concluded

Several adjustments were made to the Portfolio's sector and issuer positioning during the six-month period due to the Fund's aforementioned change to a government money market fund. We significantly increased the Portfolio's exposures to, US government and agency obligations and repurchase agreements. Conversely, we eliminated our allocation to commercial paper, certificates of deposit and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust

PACE Government Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.01%	1.12%
Lipper Money Market Funds median	0.01%	0.01%	0.01%	1.12%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.01%	1.15%

For PACE Government Money Market Investments1, the 7-day current yield for the period ended January 31, 2016 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.59)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Select Advisors Trust

PACE Government Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$218.3
Number of holdings	25
Weighted average maturity	20 days
Portfolio composition[1]	01/31/16
US government and agency obligations	51.7%
Repurchase agreements	43.7
Other assets less liabilities	4.6
Total	100.0%
Top 10 holdings[1]	01/31/16
Repurchase agreement with Barclays Capital, Inc., 0.340% due 02/01/16	22.9%
Repurchase agreement with Goldman Sachs, Inc., 0.310% due 02/01/16	18.3
Federal Home Loan Bank, 0.260% due 02/10/16	6.8
Federal Home Loan Bank, 0.330% due 02/08/16	4.6
Federal Home Loan Bank, 0.280% due 02/26/16	4.6
Federal Home Loan Bank, 0.365% due 04/12/16	4.6
Federal Home Loan Bank, 0.250% due 02/17/16	3.0
Repurchase agreement with Merrill Lynch Pierce Fenner & Smith, Inc., 0.320% due 02/01/16	2.3
Federal Home Loan Bank, 0.360% due 02/04/16	2.3
Federal Home Loan Bank, 0.380% due 02/09/16	2.3
Total	71.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Government Money Market Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
US government and agency obligations—51.69%
Federal Home Loan Bank 0.230%, due 02/05/16[1]	$3,500,000	$3,499,911
0.250%, due 02/17/16[1]	6,535,000	6,534,274
0.260%, due 02/10/16[1]	15,000,000	14,999,025
0.280%, due 02/26/16[1]	10,000,000	9,998,056
0.300%, due 03/11/16[1]	5,000,000	4,998,375
0.320%, due 03/18/16[1]	5,000,000	4,997,956
0.325%, due 02/16/16[1]	5,000,000	4,999,323
0.330%, due 02/08/16[1]	10,000,000	9,999,358
0.360%, due 02/04/16[1]	5,000,000	4,999,850
0.360%, due 02/19/16[1]	5,000,000	4,999,100
0.365%, due 04/12/16[1]	10,000,000	9,992,801
0.380%, due 02/09/16[1]	5,000,000	4,999,578
0.380%, due 04/15/16[1]	2,800,000	2,797,813
0.400%, due 02/16/16[1]	5,000,000	4,999,167
0.400%, due 05/13/16[1]	2,000,000	1,997,733
0.402%, due 04/29/16[1]	2,000,000	1,998,035
0.465%, due 03/14/16[1]	5,000,000	4,997,287
Federal National Mortgage Association 0.231%, due 03/21/16[1]	2,000,000	1,999,371
0.295%, due 03/01/16[1]	5,000,000	4,998,812
US Treasury Bill 0.371%, due 06/02/16[1]	3,000,000	2,996,238
US Treasury Note 2.000%, due 04/30/16	1,000,000	1,004,290
Total US government and agency obligations (cost—$112,806,353)		112,806,353
Repurchase agreements—43.73%
Repurchase agreement dated 01/29/16 with Barclays Capital, Inc., 0.340% due 02/01/16, collateralized by $48,680,100 US Treasury Note, 2.375% due 08/15/24 and $30,638 US Treasury Bond Principal STRIP, zero coupon due 08/15/29; (value—$51,000,059); proceeds: $50,001,417	50,000,000	50,000,000
	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/29/16 with Goldman Sachs & Co., 0.310% due 02/01/16, collateralized by $2,720,000 Federal Farm Credit Bank obligation, 2.820% due 01/27/25, $11,780,000 Federal Home Loan Bank obligation, zero coupon due 03/18/16 and $25,948,400 US Treasury Inflation Index Note, 0.125% due 04/15/20; (value—$40,800,014); proceeds: $40,001,033	$40,000,000	$40,000,000
Repurchase agreement dated 01/29/16 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.320% due 02/01/16, collateralized by $4,213,100 US Treasury Bond, 3.750% due 11/15/43; (value—$5,100,112); proceeds: $5,000,133	5,000,000	5,000,000
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $439,671 US Treasury Note, 2.250% due 07/31/21; (value—$462,700); proceeds: $453,000	453,000	453,000
Total repurchase agreements (cost—$95,453,000)		95,453,000
Total investments (cost—$208,259,353 which approximates cost for federal income tax purposes)—95.42%		208,259,353
Other assets in excess of liabilities—4.58%		10,000,668
Net assets (applicable to 218,259,410 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$218,260,021

PACE Select Advisors Trust

PACE Government Money Market Investments

Portfolio of investments—January 31, 2016 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$112,806,353	$—	$112,806,353
Repurchase agreements	—	95,453,000	—	95,453,000
Total	$—	$208,259,353	$—	$208,259,353

At January 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Rates shown are the discount rates at date of purchase unless otherwise noted.

See accompanying notes to financial statements

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares gained 1.53% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") rose 1.87%, and the Lipper US Mortgage Funds category posted a median return of 1.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 12. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

We outperformed the Fund's benchmark during the reporting period. An underweight to US duration was negative for performance as the yield on the 10-year US Treasury fell 26 basis points (0.26%) over the six-month period. (Duration measures a portfolio's sensitivity to interest rate changes.)

An overall overweight to agency mortgage-backed securities ("MBS") was positive for results as the sector outperformed like-duration Treasuries. Relative value positioning within agency MBS also added to returns, as lower coupon securities generally outperformed their higher coupon counterparts. An underweight to 15-year conventional securities (Fannie Mae and Freddie Mac) detracted from performance as this segment outperformed 30-year conventional securities. Additionally, an overweight to Ginnie Mae bonds for most of the period contributed to performance as they outperformed Fannie Mae and Freddie Mac mortgages. Elsewhere, an allocation to non-agency MBS was beneficial for results as prices on selected securities rose amid continued limited supply.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within +/- 50% of the effective duration of the Portfolio's benchmark index.3 (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets

(continued on next page)

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Subadvisor's comments – concluded

Overall, derivative usage was positive during the period, primarily due to income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. The Portfolio also used interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities. Additionally, options on swaps (swaptions) were used to manage interest rate and volatility exposures, as well as to generate income in expected interest rate scenarios. Government treasury futures were utilized to adjust interest rate exposures and replicate government bond positions.

Investment process (concluded)

based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.32%	1.32%	2.60%	4.31%
Class C2	1.14%	0.89%	2.08%	3.78%
Class Y3	1.53%	1.65%	2.85%	4.58%
Class P4	1.53%	1.65%	2.85%	4.57%
After deducting maximum sales charge
Class A1	(3.23)%	(3.26)%	1.65%	3.82%
Class C2	0.39%	0.14%	2.08%	3.78%
Barclays US Mortgage-Backed Securities Index[5]	1.87%	1.96%	3.21%	4.74%
Lipper US Mortgage Funds median	1.25%	1.35%	3.13%	4.17%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.59%	0.94%	2.41%	4.21%
Class C2	0.41%	0.51%	1.91%	3.70%
Class Y3	0.71%	1.19%	2.67%	4.48%
Class P4	0.79%	1.27%	2.68%	4.48%
After deducting maximum sales charge
Class A1	(3.94)%	(3.58)%	1.47%	3.73%
Class C2	(0.33)%	(0.23)%	1.91%	3.70%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.07% and 0.97%; Class C—1.59% and 1.47% ; Class Y—0.86% and 0.72%; and Class P—0.91% and 0.72% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2016 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Pacific Investment Management Company LLC, the Portfolio's investment advisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47% ; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Weighted average duration	2.75 yrs.
Weighted average maturity	4.76 yrs.
Average coupon	2.79%
Net assets (mm)	$509.6
Number of holdings	781
Portfolio composition[1]	01/31/16
Bonds	174.8%
Investments sold short	(16.0)
Options, futures and swaps	(1.0)
Cash equivalents and other assets less liabilities	(57.8)
Total	100.0%
Asset allocation[1]	01/31/16
US government agency mortgage pass-through certificates	133.0%
Collateralized mortgage obligations	21.3
US government obligations	12.5
Asset-backed securities	6.2
Stripped mortgage-backed securities	1.0
Commercial mortgage-backed securities	0.8
Investments sold short	(16.0)
Options, futures and swaps	(1.0)
Cash equivalents and other assets less liabilities	(57.8)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
US government obligations—12.50%
US Treasury Notes 1.375%, due 10/31/20	$5,000,000	$5,013,865
1.750%, due 01/31/23	3,700,000	3,718,500
2.000%, due 11/30/20	8,504,000	8,761,110
2.000%, due 11/30/22	11,100,000	11,348,884
2.000%, due 02/15/25	5,950,000	6,001,366
2.125%, due 12/31/22	28,000,000	28,856,408
Total US government obligations (cost—$62,598,382)		63,700,133
Government national mortgage association certificates—33.81%
GNMA 3.000%, due 11/15/42	165,853	171,622
3.000%, due 02/15/43	716,356	741,379
3.000%, due 05/15/43[1]	2,725,076	2,811,768
3.000%, due 06/15/43[1]	819,922	846,908
3.000%, due 07/15/43	305,771	315,696
3.000%, due 09/15/44	499,150	514,890
3.000%, due 01/15/45[1]	1,077,550	1,113,044
3.000%, due 02/15/45	57,325	59,322
3.000%, due 03/15/45	755,987	779,825
3.000%, due 05/15/45	44,456	45,858
3.000%, due 07/15/45	747,531	773,641
3.000%, due 08/15/45[1]	1,732,665	1,787,299
3.000%, due 10/15/45[1]	1,227,767	1,269,792
3.000%, due 12/15/45[1]	901,755	930,189
3.500%, due 11/15/42[1]	1,317,096	1,387,992
3.500%, due 09/15/44[1]	150,363	158,457
3.500%, due 11/15/44[1]	7,217,180	7,605,663
3.500%, due 03/15/45[1]	2,646,315	2,790,739
3.500%, due 04/15/45[1]	7,654,192	8,066,313
3.500%, due 06/15/45[1]	689,278	726,487
3.500%, due 07/15/45[1]	193,412	203,864
3.500%, due 09/15/45[1]	1,224,472	1,290,382
4.000%, due 12/15/41	2,067,358	2,232,179
4.500%, due 09/15/39	1,242,833	1,368,971
4.500%, due 06/15/40	582,003	633,187
5.000%, due 12/15/34	290,276	324,628
5.000%, due 04/15/38	231,945	258,059
5.000%, due 05/15/38	6,471	7,200
5.000%, due 08/15/39	448,965	494,221
5.000%, due 09/15/39	701,328	779,073
5.000%, due 10/15/39	7,369	8,187
5.000%, due 12/15/39	19,096	21,154
5.000%, due 02/15/40	387,247	430,537
5.000%, due 05/15/40	529,918	588,200
5.000%, due 09/15/40	11,483	12,630
5.000%, due 05/15/41	103,987	114,370
5.500%, due 08/15/35	48,239	54,376
5.500%, due 02/15/38	5,492	6,127
5.500%, due 04/15/38	460,740	514,050
5.500%, due 05/15/38	479,719	536,167
5.500%, due 06/15/38	222,812	249,032
5.500%, due 10/15/38	1,232,491	1,377,511
	Face amount	Value
Government national mortgage association certificates—(continued)
5.500%, due 11/15/38	$70,466	$78,783
5.500%, due 12/15/38	14,199	15,869
5.500%, due 03/15/39	274,523	308,046
5.500%, due 05/15/39	118,111	132,009
5.500%, due 09/15/39	596,426	666,549
5.500%, due 01/15/40	10,476	11,709
5.500%, due 03/15/40	861,799	962,797
5.500%, due 05/15/40	15,778	17,603
6.500%, due 02/15/29	1,192	1,365
6.500%, due 01/15/36	12,072	13,829
6.500%, due 09/15/36	324,375	382,688
6.500%, due 02/15/37	14,280	16,359
6.500%, due 04/15/37	12,292	14,371
6.500%, due 01/15/38	11,922	13,748
6.500%, due 06/15/38	40,924	47,556
6.500%, due 07/15/38	35,221	40,348
6.500%, due 11/15/38	10,449	12,737
7.500%, due 08/15/21	2,592	2,632
8.000%, due 02/15/23	537	589
8.250%, due 04/15/19	70,657	74,490
10.500%, due 02/15/19	13,663	13,745
10.500%, due 06/15/19	17,502	17,606
10.500%, due 07/15/19	10,713	10,777
10.500%, due 07/15/20	1,967	1,978
10.500%, due 08/15/20	18,272	18,608
GNMA II 2.500%, due 03/20/45	972,405	974,332
3.500%, due 04/20/45	19,240	20,346
3.500%, due 09/20/45	8,836,226	9,330,537
3.500%, due 11/20/45	996,429	1,054,494
3.500%, due 02/22/46	30,000,000	31,626,564
4.000%, due 07/20/41	53,604	57,365
4.500%, due 08/20/45	809,007	872,672
5.000%, due 12/20/33	408,723	453,355
5.000%, due 01/20/34	227,199	251,297
5.000%, due 02/20/38	292,751	317,589
5.000%, due 04/20/38	356,717	387,967
5.000%, due 08/20/41	43,857	48,645
5.000%, due 12/20/42	63,400	70,373
5.000%, due 08/20/43	5,640,432	6,133,718
6.000%, due 10/20/38	9,565	10,235
6.500%, due 09/20/32	10,649	12,185
6.500%, due 11/20/38	11,794	12,504
7.000%, due 03/20/28	53,214	54,534
9.000%, due 04/20/25	9,841	11,235
9.000%, due 12/20/26	3,429	3,633
9.000%, due 01/20/27	10,565	10,873
9.000%, due 09/20/30	1,157	1,162
9.000%, due 10/20/30	3,785	3,953
9.000%, due 11/20/30	5,120	5,214
GNMA II ARM 1.750%, due 06/20/22	58,999	61,059
1.750%, due 01/20/23	44,384	45,601
1.750%, due 03/20/23	23,236	23,904

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Government national mortgage association certificates—(concluded)
1.750%, due 01/20/24	$55,502	$56,872
1.750%, due 04/20/24	68,246	68,706
1.750%, due 02/20/25	13,806	14,204
1.750%, due 03/20/26	14,183	14,601
1.750%, due 04/20/26	129,079	132,542
1.750%, due 06/20/26	54,114	55,715
1.750%, due 01/20/27	80,039	80,519
1.750%, due 04/20/27	32,205	33,192
1.750%, due 01/20/28	13,100	13,481
1.750%, due 02/20/28	9,245	9,455
1.750%, due 04/20/30	10,416	10,692
1.750%, due 05/20/30	118,755	121,919
1.875%, due 07/20/17	1,070	1,076
1.875%, due 09/20/21	71,060	72,995
1.875%, due 08/20/25	19,253	19,922
1.875%, due 09/20/25	25,565	26,474
1.875%, due 08/20/26	27,557	28,513
1.875%, due 07/20/27	10,346	10,728
1.875%, due 07/20/30	60,237	62,420
2.000%, due 01/20/25	6,497	6,739
2.000%, due 05/20/25	7,227	7,472
2.000%, due 09/20/26	4,319	4,494
2.000%, due 01/20/27	5,036	5,236
2.000%, due 02/20/27	10,922	11,335
2.000%, due 04/20/27	3,530	3,626
2.000%, due 08/20/27	30,164	31,177
2.000%, due 04/20/30	11,678	12,101
2.000%, due 05/20/30	368,141	381,461
2.000%, due 07/20/30	20,075	20,900
2.000%, due 08/20/30	104,647	108,954
2.500%, due 04/20/18	1,629	1,632
2.500%, due 11/20/21	15,165	15,626
2.500%, due 03/20/25	22,783	23,476
2.500%, due 07/20/30	41,468	43,369
2.500%, due 08/20/30	2,090	2,161
2.500%, due 10/20/30	14,103	14,687
3.000%, due 04/20/18	1,747	1,776
3.000%, due 05/20/25	49,633	52,061
3.000%, due 06/20/25	17,274	18,001
3.500%, due 03/20/25	9,101	9,178
4.000%, due 01/20/18	24,837	25,454
4.000%, due 05/20/18	2,171	2,187
4.000%, due 06/20/19	12,638	12,803
GNMA TBA 4.000%	3,000,000	3,203,027
4.500%	4,500,000	4,882,061
GNMA II TBA 3.000%	20,000,000	20,609,376
4.000%	27,000,000	28,849,924
4.500%	13,000,000	14,002,170
Total government national mortgage association certificates (cost—$170,183,507)		172,329,616
	Face amount	Value
Federal home loan mortgage corporation certificates—25.38%
FHLMC 2.500%, due 03/01/30[1]	$658,858	$674,298
2.500%, due 12/01/30[1]	1,296,815	1,327,204
2.500%, due 01/01/31[1]	10,044,326	10,279,985
3.000%, due 04/01/43	428,296	436,973
3.000%, due 05/01/43	428,517	436,773
3.000%, due 12/01/44	331,067	337,607
3.000%, due 04/01/45	2,228,554	2,272,378
3.500%, due 09/01/32	804,834	854,964
3.500%, due 02/11/46	32,000,000	33,431,875
4.000%, due 01/01/37	546,452	583,700
4.000%, due 07/01/43	337,007	362,413
4.000%, due 06/01/44	1,653,784	1,766,577
4.000%, due 08/01/44	5,021,813	5,440,111
4.500%, due 05/01/38	78,274	82,903
5.000%, due 10/01/25	98,638	108,186
5.000%, due 11/01/27	9,744	10,709
5.000%, due 07/01/33	11,574	12,076
5.000%, due 09/01/33	321,443	359,578
5.000%, due 01/01/34	53,531	58,821
5.000%, due 06/01/34	18,603	20,562
5.000%, due 04/01/35	58,499	64,180
5.000%, due 05/01/35	206,213	228,329
5.000%, due 07/01/35	1,654,477	1,833,497
5.000%, due 08/01/35	60,517	66,940
5.000%, due 10/01/35	49,132	54,317
5.000%, due 12/01/35	5,076	5,590
5.000%, due 02/01/37	138,633	152,275
5.000%, due 06/01/37	86,046	94,528
5.000%, due 07/01/38	399,108	437,851
5.000%, due 11/01/38	456,961	501,450
5.000%, due 06/01/39	109,953	120,727
5.000%, due 08/01/39	44,368	48,777
5.000%, due 03/01/40	13,006	14,394
5.000%, due 07/01/40	715,593	788,495
5.000%, due 08/01/40	98,856	109,038
5.000%, due 09/01/40	290,382	318,617
5.000%, due 11/01/40	390,393	428,552
5.000%, due 02/01/41	758,190	836,188
5.000%, due 03/01/41	59,164	65,206
5.000%, due 04/01/41[1]	1,829,960	2,018,857
5.000%, due 05/01/41[1]	365,446	402,523
5.000%, due 06/01/41	116,735	128,760
5.000%, due 07/01/41	74,700	82,394
5.000%, due 08/01/44	154,980	171,600
5.500%, due 06/01/28	2,493	2,760
5.500%, due 02/01/32	3,244	3,619
5.500%, due 12/01/32	4,239	4,697
5.500%, due 02/01/33	93,904	104,023
5.500%, due 05/01/33	1,658	1,850
5.500%, due 06/01/33	264,318	297,205
5.500%, due 12/01/33	89,856	99,686
5.500%, due 07/01/34	58,909	63,847

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.500%, due 12/01/34	$79,844	$89,306
5.500%, due 06/01/35	1,383,555	1,546,759
5.500%, due 07/01/35	9,507	10,608
5.500%, due 10/01/35	298,329	330,729
5.500%, due 12/01/35	211,975	236,986
5.500%, due 06/01/36	777,066	868,621
5.500%, due 07/01/36	55,094	60,545
5.500%, due 12/01/36	1,210,370	1,346,274
5.500%, due 03/01/37	146,846	163,409
5.500%, due 07/01/37	94,564	103,585
5.500%, due 10/01/37	7,759	8,667
5.500%, due 04/01/38	252,470	282,310
5.500%, due 05/01/38	27,775	30,882
5.500%, due 12/01/38	4,641	5,161
5.500%, due 01/01/39	107,711	120,458
5.500%, due 09/01/39	325,941	363,668
5.500%, due 02/01/40	16,203	18,090
5.500%, due 03/01/40	13,268	14,752
5.500%, due 05/01/40	215,975	241,509
5.500%, due 02/01/41	73,573	81,556
5.500%, due 03/01/41	227,616	254,290
6.000%, due 11/01/37	2,038,301	2,304,263
7.000%, due 08/01/25	329	378
9.000%, due 04/01/25	29,294	29,434
11.000%, due 06/01/19	203	204
11.000%, due 09/01/20	162	164
11.500%, due 06/01/19	10,160	10,213
FHLMC ARM 2.424%, due 11/01/27	76,177	79,052
2.452%, due 04/01/29	102,800	108,263
2.472%, due 01/01/28	15,715	16,279
2.473%, due 07/01/24	107,529	108,716
2.521%, due 11/01/29	295,528	308,860
2.526%, due 10/01/23	43,793	45,015
2.532%, due 06/01/28	249,725	263,361
2.550%, due 07/01/28	104,337	108,950
2.581%, due 12/01/29	55,665	58,003
2.650%, due 11/01/25	154,269	164,356
2.667%, due 01/01/29	164,020	174,622
2.687%, due 10/01/27	190,818	201,964
2.710%, due 10/01/27	178,249	189,495
3.000%, due 01/01/30	29,466	29,707
FHLMC TBA 3.000%	19,000,000	19,350,312
4.000%	14,000,000	14,907,266
4.500%	15,000,000	16,277,925
Total federal home loan mortgage corporation certificates (cost—$127,302,013)		129,323,432
	Face amount	Value
Federal housing administration certificates—0.05%
FHA GMAC 7.400%, due 02/01/21[2,3]	$54,269	$52,370
FHA Reilly 6.896%, due 07/01/20[2,3]	210,559	199,773
Total federal housing administration certificates (cost—$265,127)		252,143
Federal national mortgage association certificates—73.77%
FNMA 2.000%, due 05/01/28	281,709	284,614
2.000%, due 08/01/28	376,729	380,606
2.000%, due 10/01/28	1,818,376	1,837,081
2.354%, due 03/01/23	1,784,821	1,806,667
2.500%, due 06/01/28[1]	379,086	389,330
2.500%, due 07/01/28[1]	2,952,121	3,031,995
2.500%, due 08/01/28[1]	868,803	889,435
2.500%, due 09/01/28[1]	23,559	24,196
2.500%, due 09/01/30[1]	58,506	59,868
2.500%, due 11/01/30[1]	659,127	674,435
2.500%, due 01/01/31[1]	3,000,000	3,069,670
3.000%, due 07/01/21	40,013	41,734
3.000%, due 02/01/22	66,227	69,090
3.000%, due 09/01/23	100,000	104,398
3.000%, due 03/01/28[1]	4,576,635	4,780,291
3.000%, due 05/01/28	399,032	416,831
3.000%, due 07/01/29	150,000	156,408
3.000%, due 10/01/29[1]	5,855,102	6,108,250
3.000%, due 11/01/29	1,054,995	1,100,064
3.000%, due 12/01/29	1,180,751	1,231,192
3.000%, due 04/01/30	94,787	98,837
3.000%, due 05/01/30	632,769	659,800
3.000%, due 06/01/30	1,633,212	1,702,982
3.000%, due 07/01/30[1]	9,005,593	9,390,305
3.000%, due 08/01/30	380,316	396,563
3.000%, due 09/01/30	903,826	942,437
3.000%, due 10/01/30	735,466	766,884
3.000%, due 11/01/30[1]	6,139,902	6,402,360
3.000%, due 12/01/30	2,223,096	2,318,564
3.000%, due 01/01/31	2,334,589	2,434,639
3.000%, due 10/01/42	832,714	851,107
3.000%, due 01/01/43	3,231,260	3,302,378
3.000%, due 04/01/43	1,235,479	1,262,675
3.000%, due 05/01/43	1,293,721	1,322,182
3.000%, due 06/01/43	182,875	186,893
3.000%, due 09/01/43	1,508,109	1,543,542
3.000%, due 02/11/46	81,000,000	82,642,145
3.330%, due 07/01/22	3,886,000	4,131,564
3.500%, due 11/01/22	408,229	431,764
3.500%, due 10/01/23	27,672	29,308
3.500%, due 01/01/24	209,279	221,662

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(continued)
3.500%, due 07/01/25	$691,044	$731,428
3.500%, due 11/01/25	855,678	908,267
3.500%, due 12/01/25	49,282	52,085
3.500%, due 01/01/26	457,767	484,493
3.500%, due 07/01/26	2,503,761	2,647,392
3.500%, due 03/01/27	21,869	23,428
3.500%, due 03/01/29	251,676	266,171
3.500%, due 04/01/29	261,043	276,035
3.500%, due 07/01/29	19,940	21,081
3.500%, due 08/01/29	121,789	129,331
3.500%, due 10/01/29	24,397	25,795
3.500%, due 12/01/29	646,879	683,917
3.500%, due 06/01/30	293,900	310,752
3.500%, due 08/01/30	26,466	28,034
3.500%, due 09/01/30	339,681	359,751
3.500%, due 10/01/30	559,014	591,155
3.500%, due 03/01/42	724,714	762,515
3.500%, due 04/01/42	103,315	108,265
3.500%, due 12/01/42	2,828,278	2,979,265
3.500%, due 03/01/43	1,585,653	1,670,803
3.500%, due 05/01/43	5,853,756	6,187,149
3.500%, due 07/01/43	491,976	515,758
3.500%, due 04/01/45	2,973,620	3,115,098
3.500%, due 05/01/45	248,151	259,957
3.500%, due 06/01/45	11,212,920	11,746,405
3.500%, due 07/01/45	1,205,474	1,263,023
3.500%, due 08/01/45	8,672,107	9,084,705
3.500%, due 09/01/45	492,891	516,342
3.500%, due 10/01/45	497,669	521,347
3.500%, due 12/01/45	3,749,322	3,927,706
3.500%, due 01/01/46	2,221,335	2,331,745
3.500%, due 02/11/46	55,500,000	58,095,058
3.600%, due 08/01/23	817,000	880,460
3.765%, due 12/01/25	3,000,000	3,257,065
4.000%, due 03/01/19	28,391	29,673
4.000%, due 06/01/19	30,739	32,126
4.000%, due 07/01/25	32,112	34,305
4.000%, due 08/01/25	80,027	85,491
4.000%, due 09/01/25	77,707	83,005
4.000%, due 10/01/25	28,494	29,796
4.000%, due 11/01/25	250,377	267,876
4.000%, due 01/01/26	463,976	493,917
4.000%, due 02/01/26	1,869,413	1,999,703
4.000%, due 03/01/26[1]	1,462,961	1,564,265
4.000%, due 04/01/26	3,377,772	3,615,993
4.000%, due 08/01/32	13,668	14,840
4.000%, due 06/01/33	252,930	274,945
4.000%, due 07/01/33	823,071	893,643
4.000%, due 07/01/34	1,291,396	1,403,816
4.000%, due 05/01/39	219,886	237,494
4.000%, due 09/01/39	501,278	542,348
4.000%, due 12/01/41	1,512,966	1,637,356
4.000%, due 07/01/42	2,395,096	2,601,085
4.000%, due 09/01/42	9,118,222	9,862,367
4.000%, due 10/01/42	6,776,395	7,352,521
	Face amount	Value
Federal national mortgage association certificates—(continued)
4.000%, due 11/01/44	$6,076,750	$6,581,078
4.000%, due 08/01/45	2,755,026	2,976,455
4.500%, due 11/01/17	11,410	11,820
4.500%, due 02/01/18	300,719	311,504
4.500%, due 04/01/18	1,791,697	1,855,954
4.500%, due 05/01/18	49,393	51,165
4.500%, due 06/01/18	69,156	71,636
4.500%, due 05/01/19	4,428	4,587
4.500%, due 09/01/19	108,126	112,226
4.500%, due 08/01/20	47,208	48,913
4.500%, due 05/01/21	260,525	269,895
4.500%, due 03/01/23	11,715	12,551
4.500%, due 06/01/35	18,076	19,183
4.500%, due 03/01/38	51,812	55,538
4.500%, due 01/01/39	3,525	3,865
4.500%, due 03/01/39	20,294	22,365
4.500%, due 06/01/39	132,697	146,351
4.500%, due 07/01/39	4,125	4,497
4.500%, due 08/01/39	245,633	267,526
4.500%, due 10/01/39	8,879	9,785
4.500%, due 12/01/39[1]	718,867	794,478
4.500%, due 01/01/40	5,895	6,536
4.500%, due 02/01/40	7,303	8,033
4.500%, due 03/01/40	144,089	158,840
4.500%, due 08/01/40	121,992	133,918
4.500%, due 11/01/40	650,555	716,025
4.500%, due 08/01/41	1,377,504	1,523,133
4.500%, due 09/01/41	49,489	54,141
4.500%, due 08/01/42	5,756	6,257
4.500%, due 09/01/43	515,421	571,744
4.500%, due 11/01/43	114,525	126,615
4.500%, due 07/01/44	557,699	616,243
4.500%, due 12/01/44	3,558	3,899
5.000%, due 05/01/17	91,334	94,513
5.000%, due 12/01/17	267,950	277,955
5.000%, due 03/01/23	6,060	6,519
5.000%, due 05/01/23	156,772	168,797
5.000%, due 09/01/23	569,154	628,215
5.000%, due 07/01/24	815,077	899,658
5.000%, due 03/01/25	35,701	39,406
5.000%, due 07/01/27	840,434	927,645
5.000%, due 03/01/33	94,057	102,843
5.000%, due 09/01/33	77,153	82,015
5.000%, due 10/01/34	47,008	51,886
5.000%, due 05/01/37	51,067	56,140
5.000%, due 09/01/37	50,938	55,662
5.000%, due 06/01/38	126,494	138,226
5.000%, due 08/01/41	51,197	56,692
5.500%, due 06/01/23	922,960	1,029,119
5.500%, due 10/01/24	12,918	14,404
5.500%, due 11/01/25	18,145	20,232
5.500%, due 07/01/27	210,856	235,109
5.500%, due 02/01/32	10,141	11,307
5.500%, due 11/01/32	134,659	151,696
5.500%, due 03/01/33	140,889	157,030

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Federal national mortgage association certificates—(continued)
5.500%, due 12/01/33	$1,555	$1,738
5.500%, due 04/01/34	91,243	102,119
5.500%, due 01/01/35	134,452	149,916
5.500%, due 04/01/36	91,811	102,371
5.500%, due 04/01/37	56,827	60,512
5.500%, due 05/01/37	386,691	436,259
5.500%, due 07/01/37	197,354	222,271
5.500%, due 06/01/38	367,291	412,993
5.500%, due 06/01/39	1,910,583	2,164,213
5.500%, due 11/01/39	739,455	836,692
5.500%, due 07/01/40	959,369	1,071,878
5.500%, due 02/01/42	590,328	661,713
6.000%, due 11/01/21	66,236	70,530
6.000%, due 01/01/23	202,736	216,364
6.000%, due 03/01/23	340,892	374,455
6.000%, due 11/01/26	42,174	47,701
6.000%, due 02/01/32	83,202	94,105
6.000%, due 12/01/32	24,148	27,661
6.000%, due 01/01/33	148,502	168,157
6.000%, due 02/01/33	31,875	36,397
6.000%, due 09/01/34	209,868	240,351
6.000%, due 04/01/35	1,078	1,220
6.000%, due 05/01/35	120,559	136,652
6.000%, due 06/01/35	31,016	35,342
6.000%, due 07/01/35	65,062	73,837
6.000%, due 09/01/35	2,428	2,762
6.000%, due 01/01/36	64,480	73,769
6.000%, due 06/01/36	570	646
6.000%, due 09/01/36	73,282	83,772
6.000%, due 10/01/36	27,088	30,706
6.000%, due 12/01/36	281,226	322,182
6.000%, due 03/01/37	30,753	35,158
6.000%, due 09/01/37	70,737	73,353
6.000%, due 10/01/37	132,510	147,065
6.000%, due 12/01/37	134,724	152,396
6.000%, due 08/01/38	2,252	2,547
6.000%, due 11/01/38	757,186	868,025
6.000%, due 05/01/39	92,392	105,949
6.000%, due 11/01/40	1,044,323	1,198,306
6.000%, due 02/11/46	1,000,000	1,131,904
6.500%, due 07/01/19	9,238	10,563
6.500%, due 10/01/36	566,621	648,168
6.500%, due 02/01/37	8,578	10,339
6.500%, due 07/01/37	34,316	39,238
6.500%, due 08/01/37	134,987	154,349
6.500%, due 09/01/37	132,932	152,000
6.500%, due 12/01/37	252,911	307,514
6.500%, due 08/01/38	2,097	2,397
6.500%, due 05/01/40	2,093,494	2,393,791
7.500%, due 11/01/26	19,497	19,793
8.000%, due 11/01/26	13,593	14,275
9.000%, due 02/01/26	14,711	16,563
FNMA ARM 1.457%, due 03/01/44	322,007	328,825
1.805%, due 10/01/26	202,654	205,196
	Face amount	Value
Federal national mortgage association certificates—(concluded)
1.895%, due 07/01/30	$20,826	$21,133
2.345%, due 09/01/26	21,010	21,077
2.385%, due 02/01/26	35,579	35,686
2.394%, due 05/01/30	41,593	43,342
2.558%, due 03/01/25	74,579	77,954
2.625%, due 02/01/30	4,203	4,223
2.774%, due 12/01/27	21,704	22,600
FNMA TBA 2.500%	18,000,000	18,374,296
3.500%	13,000,000	13,607,499
4.000%	4,000,000	4,254,812
5.000%	4,700,000	5,141,613
Total federal national mortgage association certificates (cost—$369,876,651)		375,956,150
Collateralized mortgage obligations—21.31%
Alternative Loan Trust, Series 2003-16T1, Class A2 0.897%, due 09/25/33[4]	62,770	62,034
Series 2004-J7, Class 2A1 1.202%, due 09/25/34[4]	102,852	100,701
ARM Trust, Series 2005-8, Class 3A21 2.810%, due 11/25/35[4]	1,264,523	1,068,766
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A 1.646%, due 01/15/28[4,5]	500,000	495,565
BAMLL Re-REMIC Trust, Series 2011-07C1, Class A3A 5.383%, due 11/15/16[5]	275,590	278,714
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.711%, due 03/26/37[4,5]	299,545	237,625
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 2.760%, due 06/26/35[4,5]	345,297	343,549
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 8A5 0.602%, due 07/26/36[4,5]	354,746	334,424
Series 2011-R11, Class 22A1 1.904%, due 10/26/35[4,5]	187,492	186,920
BCAP LLC 2011-RR6-I Trust, Series 2011-RR6, Class 11A1 0.672%, due 07/26/35[4,5]	48,743	48,486
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 6.830%, due 10/26/37[4,5]	469,855	441,224
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 1.096%, due 11/26/46[4,5]	344,391	329,459
BCAP LLC 2014-RR1 Trust, Series 2014-RR1, Class 3A1 0.582%, due 03/26/37[4,5]	95,477	93,648

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 2.952%, due 02/25/33[4]	$10,146	$9,612
Series 2004-002, Class 12A2 2.720%, due 05/25/34[4]	76,354	74,432
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[6]	1,062,529	1,102,720
Series 2004-AC3, Class A2 6.000%, due 06/25/34[6]	1,383,026	1,406,017
Bear Stearns Commercial Mortgage Securities, Series 2007-PWR17, Class A4 5.694%, due 06/11/50[4]	1,932,241	2,011,180
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.707%, due 01/25/35[4,5]	145,169	130,451
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 2.908%, due 05/19/33[4]	6,953	6,833
Commercial Mortgage Trust, Series 2015-CR26, Class ASB 3.373%, due 10/10/48	5,000,000	5,155,095
CSMC Trust, Series 2009-RR3, Class A5A 5.342%, due 12/15/43[4,5]	200,000	203,634
Series 2013-5R, Class 1A1 0.744%, due 02/27/36[4,5]	576,775	547,951
Series 2013-MH1, Class A 4.792%, due 05/27/53[3,4]	1,072,203	1,178,862
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	26,723	29,928
Series 0159, Class H 4.500%, due 09/15/21	5,838	6,087
Series 1003, Class H 1.176%, due 10/15/20[4]	11,106	11,230
Series 1349, Class PS 7.500%, due 08/15/22	1,376	1,541
Series 1502, Class PX 7.000%, due 04/15/23	186,988	204,907
Series 1534, Class Z 5.000%, due 06/15/23	85,794	91,702
Series 1573, Class PZ 7.000%, due 09/15/23	27,570	30,589
Series 1658, Class GZ 7.000%, due 01/15/24	13,394	15,016
Series 1694, Class Z 6.500%, due 03/15/24	118,451	131,392
Series 1775, Class Z 8.500%, due 03/15/25	3,527	4,079
Series 2400, Class FQ 0.926%, due 01/15/32[4]	253,550	256,639
	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 2411, Class FJ 0.776%, due 12/15/29[4]	$27,591	$27,713
Series 2614, Class WO 0.000%, due 05/15/33[5,7]	1,794,491	1,673,671
Series 3096, Class FL 0.826%, due 01/15/36[4]	235,656	236,781
Series 3114, Class PF 0.826%, due 02/15/36[4]	1,203,617	1,204,463
Series 3153, Class UF 0.856%, due 05/15/36[4]	271,075	272,723
Series 3339, Class LI 6.055%, due 07/15/37[4,5,8]	1,459,694	260,014
Series 3442, Class MT 0.426%, due 07/15/34[4,5]	147,099	144,946
Series 3667, Class FW 0.976%, due 02/15/38[4]	214,651	215,667
Series 3671, Class FQ 1.276%, due 12/15/36[4]	2,325,124	2,354,326
Series 3864, Class NT 5.500%, due 03/15/39[4,5]	1,187,122	1,312,177
Series 4037, Class PI 3.000%, due 04/15/27[5,8]	5,396,987	516,278
Series 4136, Class EZ 3.000%, due 11/15/42	1,882,402	1,826,534
Series 4156, Class SA 5.775%, due 01/15/33[4,5,8]	3,207,366	619,829
Series 4182, Class YI 2.500%, due 03/15/28[5,8]	7,766,193	714,748
Series 4255, Class SN 11.127%, due 05/15/35[4,5]	536,583	587,922
Series 4263, Class SD 11.132%, due 11/15/43[4,5]	634,765	847,513
Series 4265, Class ES 12.392%, due 11/15/43[4,5]	1,612,225	1,784,742
Series 4326, Class SB 10.993%, due 04/15/44[4,5]	339,189	355,717
Series 4434, Class ZH 3.000%, due 06/15/37	1,170,209	1,137,995
FNMA DUS Pool Washington Heights 3.440%, due 02/25/53[2,3]	4,000,000	4,086,661
FNMA REMIC, Trust 1988-007, Class Z 9.250%, due 04/25/18	36,927	38,895
Trust 1992-129, Class L 6.000%, due 07/25/22	3,583	3,881
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	487	542
Trust 1993-037, Class PX 7.000%, due 03/25/23	146,207	161,762
Trust 1997-022, Class F 0.741%, due 03/25/27[4]	149,711	147,379
Trust 2002-060, Class F1 0.827%, due 06/25/32[4]	110,601	110,430
Trust 2003-070, Class SH 13.147%, due 07/25/23[4,5]	68,428	90,504

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2006-112, Class LF 0.977%, due 11/25/36[4]	$3,069,026	$3,091,042
Trust 2007-067, Class FB 0.747%, due 07/25/37[4]	874,810	873,386
Trust 2009-033, Class FB 1.247%, due 03/25/37[4]	1,452,104	1,482,527
Trust 2010-035, Class EF 0.977%, due 04/25/40[4]	1,155,401	1,159,596
Trust 2010-141, Class FA 0.927%, due 12/25/40[4]	838,579	838,338
Trust 2012-090, Class FB 0.867%, due 08/25/42[4]	417,859	420,722
Trust 2012-111, Class HS 3.311%, due 10/25/42[4,5]	208,869	214,121
Trust 2012-128, Class FK 0.777%, due 11/25/42[4]	672,982	681,561
Trust 2013-010, Class US 7.129%, due 02/25/43[4,5]	298,813	314,904
Trust 2013-028, Class YS 5.724%, due 07/25/42[4,5,8]	1,621,953	301,978
Trust 2013-030, Class GI 3.000%, due 01/25/43[5,8]	4,489,749	452,725
Trust 2013-030, Class JI 3.000%, due 04/25/43[5,8]	1,636,456	205,113
Trust 2013-034, Class PS 5.724%, due 08/25/42[4,5,8]	1,276,860	263,997
Trust 2013-044, Class ZG 3.500%, due 03/25/42	1,052,120	1,056,063
Trust 2013-045, Class IK 3.000%, due 02/25/43[5,8]	2,990,224	338,468
Trust 2013-116, Class IY 3.000%, due 09/25/43[5,8]	945,251	79,598
Trust 2015-073, Class ES 8.336%, due 10/25/45[4,5]	1,717,218	1,775,108
Trust 2015-M13, Class A2 2.800%, due 06/25/25[4]	1,500,000	1,511,392
Trust G92-040, Class ZC 7.000%, due 07/25/22	14,975	16,413
Trust G94-006, Class PJ 8.000%, due 05/17/24	20,751	23,740
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 3.078%, due 06/25/34[4]	35,007	35,494
GNMA REMIC, Trust 2000-009, Class FH 0.926%, due 02/16/30[4]	16,032	16,123
Trust 2000-035, Class F 0.976%, due 12/16/25[4]	127,429	129,059
Trust 2007-018, Class CO 0.010%, due 03/20/35[5,7]	30,059	25,408
Trust 2010-H01, Class FA 1.242%, due 01/20/60[4]	4,283,581	4,301,583
Trust 2013-84, Class SC 6.175%, due 03/16/40[8]	1,432,897	261,136
Trust 2013-H19, Class DF 0.901%, due 05/20/63[4]	1,731,668	1,721,806
	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-H20, Class FB 1.251%, due 08/20/63[4]	$2,751,426	$2,776,115
Trust 2013-H23, Class TA 0.971%, due 09/20/63[4]	1,056,138	1,053,562
Trust 2015-126, Class GS 8.336%, due 09/20/45[4,5]	2,773,587	2,836,897
Trust 2015-H27, Class FA 1.001%, due 09/20/65[4]	3,199,659	3,197,053
Trust 2015-H29, Class FA 0.951%, due 10/20/65[4]	2,732,873	2,733,427
Trust 2015-H29, Class FJ 0.931%, due 11/20/65[4]	2,598,830	2,585,442
Trust 2015-H30, Class FA 0.931%, due 11/20/65[4]	2,329,981	2,327,849
Trust 2015-H30, Class FB 0.931%, due 11/20/65[4]	390,003	390,747
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	4,979,269
GS Mortgage Securities Trust, Series 2015-GC28, Class AAB 3.206%, due 02/10/48	1,200,000	1,229,292
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 0.757%, due 12/25/34[4]	10,875	9,800
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.747%, due 02/25/35[4]	744,372	686,061
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.922%, due 06/27/37[4,5]	2,110,437	1,701,381
JPMorgan Resecuritization Trust, Series 2009-7, Class 1A1 2.727%, due 08/27/37[4,5]	123,658	124,204
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 6.096%, due 07/15/44[4]	2,440,330	2,534,432
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 2.267%, due 12/25/34	453,325	453,403
Series 2004-A, Class A1 0.887%, due 04/25/29[4]	108,428	103,805
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 0.747%, due 01/25/35[4]	94,769	88,225
Series 2005-6AR, Class 1A1 0.707%, due 11/25/35[4]	159,556	153,968
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 0.808%, due 02/26/37[4,5]	387,169	260,364
Series 2013-R10, Class 3A 0.732%, due 01/26/51[4,5]	588,326	558,038

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Collateralized mortgage obligations—(concluded)
Mortgage Equity Conversion Asset Trust, Series 2006-SFG3, Class A 1.150%, due 10/25/41[4,5]	$1,284,711	$1,053,463
Series 2007-FF3, Class A 0.940%, due 05/25/42[4,5]	4,661,672	4,061,715
Motel 6 Trust, Series 2015-MTL6, Class B 3.298%, due 02/05/30[5]	5,000,000	4,991,670
Opteum Mortgage Acceptance Corp., Asset Backed Pass-Through Certificates, Series 2005-2, Class AII2 0.737%, due 04/25/35[4]	141,070	139,071
RALI, Series 2005-QA1 Trust, Series 2005-FQA1, Class A1 0.727%, due 01/25/35[4]	203,699	194,246
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.926%, due 12/26/36[4,5]	1,401,206	1,359,288
Sequoia Mortgage Trust, Series 5, Class A 1.126%, due 10/19/26[4]	173,277	168,694
Structured ARM Loan, Series 2007-4, Class 1A2 0.647%, due 05/25/37[4]	338,163	274,012
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.637%, due 04/25/36[4]	1,127,536	797,155
Series 2007-AR5, Class A2 0.977%, due 09/25/47[4]	5,563,329	3,492,774
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 2.289%, due 04/25/45[4]	161,168	159,175
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.636%, due 03/23/45[4,5]	328,075	331,169
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.521%, due 09/25/33[4]	1,457,109	1,469,352
Series 2003-AR9, Class 2A 2.563%, due 09/25/33[4]	356,441	351,703
Total collateralized mortgage obligations (cost—$107,694,828)		108,583,047
Asset-backed securities—6.15%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1.402%, due 10/25/34[4]	1,244,321	1,231,869
	Face amount	Value
Asset-backed securities—(continued)
Series 2005-R1, Class M4 1.537%, due 03/25/35[4]	$200,000	$157,896
Series 2005-R11, Class M1 0.877%, due 01/25/36[4]	400,000	371,221
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1.427%, due 10/25/34[4]	307,183	301,509
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1.622%, due 08/25/34[4]	7,485,131	6,796,847
Series 2006-2, Class M1 0.847%, due 07/25/36[4]	174,610	171,067
Chase Funding Trust, Series 2002-3, Class 2A1 1.067%, due 08/25/32[4]	194,746	176,597
Series 2002-4, Class 2A1 1.167%, due 10/25/32[4]	11,720	10,825
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 0.927%, due 07/25/34[4]	80,086	74,018
Series 2004-4, Class M1 1.147%, due 07/25/34[4]	250,566	230,901
Series 2004-6, Class M1 1.327%, due 10/25/34[4]	561,655	529,421
Series 2005-8, Class M1 0.897%, due 12/25/35[4]	626,748	626,249
Series 2005-13, Class 3AV3 0.672%, due 04/25/36[4]	160,424	159,450
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.792%, due 01/15/22[4,5]	467,955	466,342
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.172%, due 08/25/40[4,5]	141,405	132,983
FBR Securitization Trust, Series 2005-5, Class AV24 1.162%, due 11/25/35[4]	189,295	187,136
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1.102%, due 06/25/36[4]	203,284	194,965
Fremont Home Loan Trust, Series 2004-A, Class M1 1.252%, due 01/25/34[4]	718,983	650,752
GCAT 2015-3 LLC, Series 2015-3, Class A1 4.250%, due 10/25/19[5,6]	1,058,851	1,056,126
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[4]	19,018	19,514
GSAA Home Equity Trust, Series 2005-4, Class A5 0.647%, due 03/25/35[4]	629,364	620,347

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Asset-backed securities—(continued)
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.791%, due 10/25/35[6]	$148,141	$140,690
Series 2006-FRE1, Class A1 0.657%, due 05/25/35[4]	473,851	459,179
Series 2006-FRE1, Class A3 0.617%, due 05/25/35[4]	402,625	395,367
Series 2006-FRE2, Class A1 0.607%, due 02/25/36[4]	380,669	363,739
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 0.587%, due 05/25/36[4]	446,501	429,830
Series 2006-ACC1, Class M1 0.697%, due 05/25/36[4]	300,000	248,529
Series 2006-CH1, Class A5 0.657%, due 07/25/36[4]	225,000	213,216
Series 2007-CH2, Class AV1 0.587%, due 01/25/37[4]	782,567	760,243
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 0.737%, due 08/25/36[4]	300,000	271,563
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1.192%, due 07/25/35[4]	350,000	327,860
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 1.477%, due 12/25/34[4]	400,000	341,546
Park Place Securities, Inc., Asset-Backed Pass Through Certificates, Series 2005-WHQ3, Class M4 1.372%, due 06/25/35[4]	200,000	172,400
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 0.957%, due 12/25/35[4]	1,500,000	1,416,964
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 0.847%, due 12/25/35[4]	400,000	340,654
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.302%, due 08/25/33[4]	184,990	171,969
Saturn CLO Ltd., Series 2007-1A, Class A1 0.584%, due 05/13/22[4,5]	572,688	568,236
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR5, Class A1B 0.987%, due 08/25/35[4]	199,850	198,466
SLM Student Loan Trust, Series 2008-9, Class A 2.119%, due 04/25/23[4]	3,309,442	3,299,076
	Face amount	Value
Asset-backed securities—(concluded)
Series 2010-A, Class 2A 3.676%, due 05/16/44[4,5]	$979,154	$1,010,581
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1.107%, due 01/25/34[4]	63,563	54,890
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.850%, due 04/17/21[4,5]	178,760	175,874
Symphony CLO Ltd., Series 2012-10AR, Class AR 1.586%, due 07/23/23[4,5]	5,000,000	4,974,185
Vericrest Opportunity Loan Trust, 2014-NP10, Class A1 3.375%, due 10/25/54[5,6]	187,609	184,909
Vericrest Opportunity Loan Trust, 2014-NP11, Class A1 3.875%, due 04/25/55[5,6]	115,075	115,128
Vericrest Opportunity Loan Trust, 2014-NPL9, Class A1 3.375%, due 11/25/54[5,6]	129,948	128,047
Vericrest Opportunity Loan Trust, 2015-NPL1, Class A1 3.625%, due 10/25/57[5,6]	260,779	256,940
Vericrest Opportunity Loan Trust, 2015-NPL2, Class A1 3.375%, due 02/25/55[5,6]	169,975	167,566
Total asset-backed securities (cost—$31,398,740)		31,353,682
Commercial mortgage-backed securities—0.74%
FNMA Aces, Trust 2013-M5, Class X2 2.458%, due 01/25/22[4,5,8]	2,093,663	198,650
Trust 2015-M17, Class FA 1.129%, due 11/25/22[4]	3,595,441	3,564,630
Total commercial mortgage-backed securities (cost—$3,761,133)		3,763,280
Stripped mortgage-backed securities—1.04%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX 1.554%, due 11/25/19[4,5,8]	23,515,827	1,056,242
Series K006, Class AX1 1.173%, due 01/25/20[4,5,8]	13,345,581	441,621
Series K014, Class X1 1.391%, due 04/25/21[4,5,8]	7,680,369	415,699
Series K027, Class X1 0.951%, due 01/25/23[4,5,8]	6,976,961	311,877
Series K712, Class X1 1.483%, due 11/25/19[4,5,8]	4,403,006	178,993
Series KAIV, Class X1 1.341%, due 06/25/21[4,5,8]	4,685,017	258,682

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Stripped mortgage-backed securities—(concluded)
FHLMC REMIC, Series 0013, Class B 7.000%, due 06/25/23[5,8]		$59,228	$11,396
Series 2136, Class GD 7.000%, due 03/15/29[5,8]		4,918	599
Series 2178, Class PI 7.500%, due 08/15/29[5,8]		26,566	3,460
GNMA REMIC, Trust 2011-92, Class IX 0.667%, due 11/16/44[4,5,8]		12,669,982	662,781
KGS Alpha SBA, Series 2012 1.044%, due 04/25/38[2,3,4,8]		52,002,343	1,974,464
Total stripped mortgage-backed securities (cost—$5,359,094)			5,315,814
Repurchase agreement—0.27%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $119,899 US Treasury Bond, 8.125% due 08/15/21 and $1,162,951 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$1,385,174); proceeds: $1,358,001 (cost—$1,358,000)		1,358,000	1,358,000
	Notional amount
Options purchased[3]—0.02%
Put swaptions purchased—0.02%
3 Month USD LIBOR 2 Year Swap, strike @ 1.500%, expires 06/30/16 (Counterparty GS; receive floating rate); underlying swap terminates 07/05/18	USD	100,000,000	48,590
3 Month USD LIBOR 2 Year Swap, strike @ 1.500%, expires 07/05/16 (Counterparty CSI; receive floating rate); underlying swap terminates 07/07/18	USD	18,000,000	9,191
3 Month USD LIBOR 2 Year Swap, strike @ 1.500%, expires 07/05/16 (Counterparty GS; receive floating rate); underlying swap terminates 07/07/18	USD	25,000,000	12,765
3 Month USD LIBOR 2 Year Swap, strike @ 1.500%, expires 07/05/16 (Counterparty MSCI; receive floating rate); underlying swap terminates 07/07/18	USD	18,000,000	9,191
	Notional amount		Value
Options purchased[3]—(concluded)
Put swaptions purchased—(concluded)
3 Month USD LIBOR 2 Year Swap, strike @ 1.500%, expires 07/05/16 (Counterparty RBS; receive floating rate); underlying swap terminates 07/07/18	USD	50,000,000	$25,530
3 Month USD LIBOR 10 Year Swap, strike @ 2.500%, expires 03/17/16 (Counterparty CSI; receive floating rate); underlying swap terminates 03/21/26	USD	13,300,000	2,883
3 Month USD LIBOR 10 Year Swap, strike @ 2.600%, expires 02/10/16 (Counterparty DB; receive floating rate); underlying swap terminates 02/12/26	USD	15,000,000	2
Total put swaptions purchased			108,152
Total options purchased (cost—$736,462)			108,152
Total investments before investments sold short (cost—$880,533,937)—175.04%			892,043,449
	Face amount
Investments sold short—(16.03)%
FHLMC TBA 2.500%		$(12,000,000)	(12,268,136)
5.500%		(2,000,000)	(2,217,500)
FNMA TBA 2.500%		(8,000,000)	(8,177,187)
3.000%		(25,500,000)	(26,566,816)
4.000%		(1,000,000)	(1,045,313)
4.500%		(500,000)	(542,502)
GNMA TBA 3.000%		(8,000,000)	(8,239,844)
3.500%		(21,500,000)	(22,632,693)
Total investments sold short (proceeds—$81,058,438)			(81,689,991)
Liabilities in excess of other assets—(59.01)%			(300,723,143)
Net assets—100.00%			$509,630,315

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$15,694,804
Gross unrealized depreciation	(4,185,292)
Net unrealized appreciation	$11,509,512

Written options

Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized depreciation
$5,000,000	FNMA TBA, 3.500%, strike @ 103.68	02/04/16	$11,328	$(51,878)	$(40,550)
2,000,000	FNMA TBA, 3.500%, strike @ 104.89	03/07/16	4,297	(4,297)	—
			$15,625	$(56,175)	$(40,550)

Written options activity for the six months ended January 31, 2016 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2015	$52,000,000	$137,501
Options written	147,000,000	428,280
Options terminated in closing purchase transactions	(30,000,000)	(64,219)
Options exercised	(108,000,000)	(350,039)
Options expired prior to exercise	(54,000,000)	(135,898)
Options outstanding at January 31, 2016	$7,000,000	$15,625

Written swaptions3

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.050%, terminating 02/12/26	DB	Receive	02/10/16	$76,500	$(332,635)	$(256,135)
USD	32,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.200%, terminating 02/03/26	JPMCB	Receive	02/01/16	972,800	(1,095,360)	(122,560)
						$1,049,300	$(1,427,995)	$(378,695)
		Put swaptions written
USD	32,000	3 Month USD LIBOR Interest Rate Swap strike @ 2.200%, terminating 02/03/26	JPMCB	Pay	02/01/16	$972,800	$—	$972,800
						$2,022,100	$(1,427,995)	$594,105

Written swaptions activity for the six months ended January 31, 2016 was as follows:

Premiums received
Swaption outstanding at July 31, 2015	$1,945,600
Swaption written	112,490
Swaption terminated in closing purchase transactions	(35,990)
Swaption outstanding at January 31, 2016	$2,022,100

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation
US Treasury futures buy contracts:
16	USD	US Treasury Note 10 Year Futures	March 2016	$2,048,017	$2,073,250	$25,233

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Value	Unrealized appreciation (depreciation)
USD	23,700	12/16/45	2.750%	3 Month USD LIBOR	$(2,371,590)	$(2,010,201)
USD	16,000	06/30/25	2.400	3 Month USD LIBOR	(898,654)	(898,654)
USD	10,000	07/09/25	2.220	3 Month USD LIBOR	(395,486)	(395,486)
USD	13,000	09/30/22	1.717	3 Month USD LIBOR	(228,040)	(228,040)
USD	700	06/15/46	3 Month USD LIBOR	2.500%	23,092	12,029
					$(3,870,678)	$(3,520,352)

Total return swap agreements3

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[9]	Payments received by the Portfolio[9]	Upfront payments received	Value	Unrealized depreciation
CSI	USD	1,752	01/12/43	1 Month USD LIBOR	IOS.FN.300.12 Index	$9,017	$(16,973)	$(7,956)
GS	USD	1,905	01/12/43	1 Month USD LIBOR	IOS.FN.300.12 Index	8,888	(18,449)	(9,561)
						$17,905	$(35,422)	$(17,517)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$63,700,133	$—	$63,700,133
Government national mortgage association certificates	—	172,329,616	—	172,329,616
Federal home loan mortgage corporation certificates	—	129,323,432	—	129,323,432
Federal housing administration certificates	—	—	252,143	252,143
Federal national mortgage association certificates	—	375,956,150	—	375,956,150
Collateralized mortgage obligations	—	103,467,869	5,115,178	108,583,047
Asset-backed securities	—	31,353,682	—	31,353,682
Commercial mortgage-backed securities	—	3,763,280	—	3,763,280
Stripped mortgage-backed securities	—	3,341,350	1,974,464	5,315,814
Repurchase agreement	—	1,358,000	—	1,358,000
Options purchased	—	108,152	—	108,152
Futures contracts	25,233	—	—	25,233
Swap agreements	—	23,092	—	23,092
Total	$25,233	$884,724,756	$7,341,785	$892,091,774

PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short	$—	$(81,689,991)	$—	$(81,689,991)
Written options	—	(56,175)	—	(56,175)
Written swaptions	—	(1,427,995)	—	(1,427,995)
Swap agreements	—	(3,929,192)	—	(3,929,192)
Total	$—	$(87,103,353)	$—	$(87,103,353)

At January 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2016:

	Federal housing administration certificates	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$306,338	$5,123,963	$2,512,091	$7,942,392
Purchases	—	—	—	—
Sales	(41,620)	(10,714)	—	(52,334)
Accrued discounts/(premiums)	(37)	28,073	(23,097)	4,939
Total realized gain/(loss)	(20)	248	(353,697)	(353,469)
Net change in unrealized appreciation/depreciation	(12,518)	(26,392)	(160,833)	(199,743)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$252,143	$5,115,178	$1,974,464	$7,341,785

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(260,737).

Portfolio footnotes

1  Security, or portion thereof, pledged as collateral for investments sold short or written options.

2  Security is being fair valued by a valuation committee under the direction of the board of trustees.

3  Illiquid investment as of January 31, 2016.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 9.15% of net assets as of January 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

8  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

9  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares gained 0.34% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") rose 1.12%, and the Lipper Core Bond Funds category posted a median return of 0.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 30. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

BlackRock

Our portion of the Portfolio underperformed its benchmark during the reporting period. The largest detractor from results was our allocation to commercial mortgage-backed securities ("CMBS"), followed by our Treasury Inflation-Protected Securities ("TIPS") exposure. Our high yield credit allocation and security selection of investment grade credit also slightly detracted from returns. Our barbell positioning in the energy sector of being overweight the midstream sub-sector against exploration and production ("E&P") names failed to materialize, leading to selection underperformance for the period. Spread sectors generally widened over the period, in-line with the broad sentiment of risk aversion present in the market. Helping to offset the underperformance was our duration positioning, largely due to timely trades around key event dates over the period. Underweight positioning to emerging markets, as well as superior security selection in the sector, also aided our results. This was predominantly driven by our favorable view of Mexico versus Brazil and Turkey. Credit markets, including emerging markets, have become bifurcated and volatility has ticked up, leading to attractive opportunities,

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock");

Babson Capital Management LLC ("Babson")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

BlackRock: David Antonelli and Akiva Dickstein;

Babson: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Subadvisors' comments – continued

if timed well. We believe our portion of the Portfolio is poised to take advantage of the dispersion in the marketplace given its low risk positioning entering the latter half of the reporting period.

A number of derivatives instruments were used during the reporting period, primarily to adjust our duration and curve exposure, as well as to hedge risk. We believe that derivatives are beneficial for performance as they help us manage our portion of the Portfolio more efficiently. Interest rate swaps are the most common type of swap and they were useful in managing exposure to interest rates by adding duration to or subtracting it at particular points on the yield curve. Credit default swaps were used to provide insurance or protection against a particular issuer or basket of issuers defaulting. Credit default swaps were used as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as take a view on volatility and interest rates. Foreign exchange forward contracts were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Babson Capital Management

Our portion of the Portfolio underperformed the benchmark during the reporting period. Fixed income markets struggled in the second half of 2015, less so from rising rates than from heightened credit concerns. Spread volatility over the past six months has been high and spreads have widened relative to US Treasury bonds due to similar themes cited previously, including slow economic activity globally and in the US, along with a sell-off in commodity-related sectors. Corporate spreads widened significantly in December 2015 and January 2016, with BB-rated high yield bonds, investment grade bonds and convertible securities bearing the brunt of the decline. Oil & gas producers and oil service companies, across ratings, were our main detractors from our results. We have been reducing exposure to these sectors over the last two months of the reporting period. Conversely, the asset management, satellite TV and real estate investment trust ("REIT") sectors contributed to performance. From a positioning standpoint, our allocation to banking has increased, as the regulatory environment has resulted in improved capital levels and less exposure to higher risk business lines. This supports our favorable view of both senior and subordinated bank paper over the intermediate term.

The securitized sector contributed to performance over the period. This was fairly broad-based, as US agency mortgage-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities ("RMBS") all added value. However, our consumer asset-backed securities ("ABS") detracted from results due to weak student loan performance and rating agency actions.

Investment process (concluded)

volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

Babson seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. Babson seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, Babson employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Subadvisors' comments – concluded

The front end of the yield curve, particularly the two- to three-year area, flattened as the market priced in lower probability of an extended series of Federal Reserve Board interest rate hikes. The flattening in front-end interest rates was a contributor to performance. Our portion of the Portfolio was at its maximum duration of approximately 2.90 years for much of the period, but we may begin to shorten duration should the front end of the yield curve continue to flatten.

Our portion of the Portfolio uses derivative instruments for yield curve, duration and credit risk management. During the period, Treasury futures and options on credit default swaps were used to manage our portion of the Portfolio. Derivatives were a modest detractor from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.21%	0.22%	2.03%	3.39%
Class C2	0.04%	(0.28)%	1.53%	2.87%
Class Y3	0.34%	0.47%	2.29%	3.65%
Class P4	0.34%	0.47%	2.29%	3.64%
After deducting maximum sales charge
Class A1	(4.28)%	(4.32)%	1.10%	2.92%
Class C2	(0.70)%	(1.01)%	1.53%	2.87%
Barclays US Intermediate Government/Credit Index[5]	1.12%	0.63%	2.75%	4.17%
Lipper Core Bond Funds median	0.45%	(1.02)%	3.29%	4.33%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.36)%	0.59%	1.93%	3.30%
Class C2	(0.61)%	0.08%	1.41%	2.77%
Class Y3	(0.32)%	0.76%	2.17%	3.55%
Class P4	(0.23)%	0.84%	2.18%	3.55%
After deducting maximum sales charge
Class A1	(4.84)%	(3.94)%	1.00%	2.82%
Class C2	(1.35)%	(0.65)%	1.41%	2.77%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.03% and 0.93%; Class C—1.53% and 1.43%; Class Y—0.86% and 0.68%; and Class P—0.83% and 0.68% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Weighted average duration	3.48 yrs.
Weighted average maturity	4.95 yrs.
Average coupon	2.42%
Net assets (mm)	$423.9
Number of holdings	759
Portfolio composition[1]	01/31/16
Bonds and notes	94.9%
Preferred stocks	0.0 *
Options, futures, swaps, and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	5.2
Total	100.0%
Quality diversification[1,2]	01/31/16
US government and agency securities	39.6%
AAA	5.8
AA	4.0
A	9.0
BBB and below/non-rated	36.5
Preferred stock	0.0 *
Options, futures, swaps, and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	5.2
Total	100.0%
Asset allocation[1]	01/31/16
US government obligations	39.2%
Corporate notes	31.9
Asset-backed securities	14.5
Collateralized mortgage obligations	8.3
Non-US government obligations	0.5
Federal home loan bank certificate	0.2
Federal home loan mortgage corporation certificates	0.1
Federal national mortgage association certificate	0.1
US government agency mortgage pass-through certificates	0.1
Municipal bonds and notes	0.0 *
Preferred stock	0.0 *
Options, futures, swaps, and forward foreign currency contracts	(0.1)
Cash equivalents and other assets less liabilities	5.2
Total	100.0%

*  Amount represents less than 0.05%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
US government obligations—39.14%
US Treasury Bonds 2.875%, due 08/15/45	1,000,000	$1,024,023
3.000%, due 11/15/45	3,515,000	3,694,458
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/45	357,819	321,254
US Treasury Inflation Index Notes (TIPS) 0.250%, due 01/15/25	4,168,736	4,058,873
0.375%, due 07/15/25	1,316,157	1,299,774
US Treasury Notes 0.625%, due 08/31/17	750,000	748,330
0.625%, due 11/30/17	2,625,100	2,617,101
0.750%, due 10/31/17	5,425,000	5,421,609
0.750%, due 01/31/18	2,255,000	2,253,767
0.875%, due 11/15/17	4,900,000	4,906,889
0.875%, due 07/15/18	4,050,000	4,048,101
1.000%, due 12/15/17	6,430,000	6,454,865
1.000%, due 09/15/18	3,305,000	3,311,455
1.125%, due 01/15/19	19,420,000	19,507,992
1.250%, due 12/15/18	15,255,000	15,378,947
1.375%, due 04/30/20	800,000	804,187
1.500%, due 11/30/19	2,000,000	2,024,376
1.625%, due 03/31/19	4,810,000	4,897,932
1.625%, due 04/30/19	1,480,000	1,507,171
1.625%, due 06/30/20	3,310,000	3,359,779
1.750%, due 12/31/20[2]	29,585,000	30,170,931
2.000%, due 09/30/20	1,225,000	1,262,755
2.000%, due 11/30/22	21,565,000	22,048,530
2.000%, due 08/15/25	6,260,000	6,302,061
2.125%, due 08/31/20	2,900,000	3,003,991
2.125%, due 12/31/21	2,380,000	2,461,348
2.250%, due 11/15/25	7,590,000	7,809,397
2.625%, due 11/15/20	4,205,000	4,451,224
2.750%, due 12/31/17	747,500	774,947
Total US government obligations (cost—$164,030,111)		165,926,067
Federal home loan bank certificate—0.18%
FHLB 4.000%, due 09/01/28 (cost—$678,985)	680,000	772,032
Federal home loan mortgage corporation certificates—0.13%
FHLMC 6.250%, due 07/15/32	302,000	436,132
6.750%, due 03/15/31	82,000	121,522
Total federal home loan mortgage corporation certificates (cost—$489,605)		557,654
Federal national mortgage association certificate—0.13%
FNMA TBA 3.000% (cost—$515,797)	500,000	520,918
	Face amount[1]	Value
Collateralized mortgage obligations—8.34%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class AM 6.000%, due 02/10/51[3]	400,000	$417,410
Series 2008-1, Class A4 6.424%, due 02/10/51[3]	231,422	245,788
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR12, Class A1A 5.907%, due 09/11/38[3]	1,154,103	1,156,901
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 1.930%, due 07/05/33[3,4]	965,000	956,580
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	668,469
Series 2006-GG7, Class AM 6.048%, due 07/10/38[3]	210,000	210,565
Series 2013-GAM, Class A2 3.367%, due 02/10/28[4]	1,090,000	1,110,290
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	155,176
Series 2014-CR17, Class A5 3.977%, due 05/10/47	155,000	165,067
Series 2014-PAT, Class A 1.224%, due 08/13/27[3,4]	915,000	893,481
Series 2014-TWC, Class A 1.167%, due 02/13/32[3,4]	1,395,000	1,370,330
Series 2015-CR24, Class A5 3.696%, due 08/10/55	415,000	430,761
Series 2015-RUM, Class B 2.576%, due 07/15/30[3,4]	775,000	755,904
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class AM 5.857%, due 03/15/39[3]	1,520,000	1,520,062
Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	855,213
Series 2007-C4, Class A1AM 6.146%, due 09/15/39[3]	1,110,000	1,155,885
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D 3.945%, due 04/15/50[3,4]	515,000	394,418
Series 2016-C5, Class C 4.538%, due 11/15/48[3]	510,000	474,065
DBRR Trust, Series 2013-EZ3, Class A 1.636%, due 12/18/49[3,4]	665,356	664,212
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.742%, due 11/10/46[4]	29,500	29,553
FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1 1.349%, due 03/25/24[3,5]	2,693,124	203,443

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	189,438	$204,538
Trust 3990, Class VA 3.500%, due 01/15/25	310,420	330,380
Trust 4213, Class VE 3.500%, due 06/15/26	288,264	309,218
Trust 4323, Class CA 4.000%, due 03/15/40	300,829	321,711
Trust 4325, Class MA 4.000%, due 09/15/39	1,119,779	1,176,795
Trust 4328, Class DA 4.000%, due 01/15/36	1,146,990	1,211,219
Trust 4336, Class MA 4.000%, due 01/15/40	1,026,662	1,080,587
Trust 4443, Class BA 3.500%, due 04/15/41	166,832	176,489
Trust 4447, Class PA 3.000%, due 12/15/44	134,661	141,535
FHLMC Structured Agency Credit Risk, Series 2016-DNA1, Class M1 1.875%, due 07/25/28[3]	250,000	249,799
FNMA Connecticut Avenue Securities, Series 2015-C02, Class 1M1 1.577%, due 05/25/25[3]	176,071	175,932
Series 2015-C03, Class 1M1 1.927%, due 07/25/25[3]	439,491	439,630
Series 2015-C04, Class 1M1 2.027%, due 04/25/28[3]	245,471	245,731
FNMA REMIC, Trust 2005-109, Class PV 6.000%, due 10/25/32	223,368	234,016
Trust 2013-112, Class HQ 4.000%, due 11/25/43	124,945	133,609
Trust 2014-12, Class GV 3.500%, due 03/25/27	175,793	189,152
Trust 2014-48, Class AB 4.000%, due 10/25/40	308,263	330,419
Trust 2015-20, Class EV 3.500%, due 07/25/26	328,401	352,678
Trust 2015-58, Class JP 2.500%, due 03/25/37	236,228	241,198
Trust 2015-62, Class VA 4.000%, due 10/25/26	96,390	106,456
FREMF Mortgage Trust, Series 2013-K712, Class B 3.484%, due 05/25/45[3,4]	110,000	112,156
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class DFX 3.495%, due 12/15/19[3,4]	1,025,000	981,303
GNMA, Trust 2014-131, Class BW 3.857%, due 05/20/41[3]	177,265	181,936
GS Mortgage Securities Corp., Series 2014-4R, Class 1A, 0.602%, due 01/26/34[3,4]	112,892	108,719
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GS Mortgage Securities Trust, Series 2015-GS1, Class XA 0.993%, due 11/10/48[3,5]	7,607,744	$486,400
Hilton USA Trust, Series 2013-HLT, Class AFX 2.662%, due 11/05/30[4]	875,000	877,513
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA 1.126%, due 09/15/47[3,5]	14,187,788	831,345
JPMorgan Chase Commercial Mortgage Securities, Series 2006-CB14, Class AM 5.699%, due 12/12/44[3]	25,417	25,395
Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[3]	500,000	506,470
Series 2006-LDP9, Class A3 5.336%, due 05/15/47	790,721	805,733
Series 2007-CB18, Class A1A 5.431%, due 06/12/47[3]	1,360,572	1,389,938
Series 2007-CB20, Class AM 6.087%, due 02/12/51[3]	150,000	158,170
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	170,390	175,560
Series 2011-PLSD, Class A2 3.364%, due 11/13/28[4]	200,000	202,365
Series 2015-JP1, Class C 4.901%, due 01/15/49[3]	460,000	432,512
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE 3.528%, due 09/01/21[3,4]	734,572	731,462
Series 2014-2, Class A 2.428%, due 12/01/21[3,4]	692,380	683,633
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49	466,245	473,749
Series 2007-9, Class AM 5.856%, due 09/12/49[3]	350,000	372,342
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 5.057%, due 11/15/46[3]	815,000	823,619
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ 5.508%, due 02/12/44[3]	110,000	110,237
Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[3]	673,665	697,872
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/35[3,4]	540,000	490,366
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[4]	141,309	138,624

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
VFC LLC, Series 2014-2, Class A 2.750%, due 07/20/30[6]	13,175	$13,139
Series 2015-3, Class A 2.750%, due 12/20/31[6]	33,387	33,331
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339%, due 11/15/48	260,000	264,657
Series 2007-C33, Class AM 6.149%, due 02/15/51[3]	250,000	260,512
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA 1.144%, due 02/15/48[3,5]	12,599,637	834,631
Series 2015-NXS4, Class C 4.757%, due 12/15/48[3]	665,000	632,363
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A 1.750%, due 08/20/21[4]	21,500	21,500
Total collateralized mortgage obligations (cost—$36,286,204)		35,342,217
Asset-backed securities—14.54%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 0.626%, due 03/15/41[3,4]	91,046	88,002
Series 2007-1A, Class A1 0.626%, due 03/15/42[3,4]	364,810	331,073
Access Group, Inc., Series 2015-1, Class A 1.127%, due 07/25/56[3,4]	243,864	243,902
Series 2015-1, Class B 1.927%, due 07/25/58[3,4]	100,000	86,605
ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1, Class M2 1.177%, due 03/25/35[3]	69,108	68,650
ALM VIII Ltd., Series 2013-8A, Class A1A 2.074%, due 01/20/26[3,4]	540,000	531,764
Alterna Funding I LLC, Series 2014-1A, Class NOTE 1.639%, due 02/15/21[4]	77,277	76,927
American Credit Acceptance Receivables Trust, Series 2014-3, Class A 0.990%, due 08/10/18[4]	21,878	21,869
Series 2015-2, Class A 1.570%, due 06/12/19[4]	158,197	157,708
Series 2015-3, Class A 1.950%, due 09/12/19[4]	278,953	278,382
Series 2016-1A, Class A 2.370%, due 05/12/20[4]	120,000	119,998
	Face amount[1]	Value
Asset-backed securities—(continued)
American Homes 4 Rent, Series 2014-SFR2, Class A 3.786%, due 10/17/36[4]	288,971	$297,901
Series 2014-SFR3, Class A 3.678%, due 12/17/36[4]	936,949	959,823
AmeriCredit Automobile Receivables Trust, Series 2012-2, Class C 2.640%, due 10/10/17	55,024	55,158
Series 2013-5, Class D 2.860%, due 12/09/19	585,000	592,399
Series 2015-3, Class A2A 1.070%, due 01/08/19	1,105,000	1,103,472
Arbys Funding LLC, Series 2015-1A, Class A2 4.969%, due 10/30/45[4]	170,000	174,409
ARL First LLC, Series 2012-1A, Class A1 2.176%, due 12/15/42[3,4]	173,697	173,405
ARL Second LLC, Series 2014-1A, Class A1 2.920%, due 06/15/44[4]	334,306	332,747
AVANT Loans Funding Trust, Series 2015-A, Class A 4.000%, due 08/16/21[4]	282,607	279,817
Avery Point V CLO Ltd., Series 2014-5A, Class A 2.080%, due 07/17/26[3,4]	250,000	245,774
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A 2.100%, due 03/20/19[4]	100,000	100,449
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[4]	642,953	648,200
BCC Funding VIII LLC, Series 2014-1A, Class A 1.794%, due 06/20/20[4]	71,249	70,892
BCC Funding X LLC, Series 2015-1, Class A2 2.224%, due 10/20/20[4]	240,000	239,567
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE12, Class M1 0.907%, due 12/25/35[3]	177,226	173,255
Series 2006-HE3, Class A2 0.607%, due 04/25/36[3]	20,468	20,386
Birchwood Park CLO Ltd., Series 2014-1A, Class A 2.062%, due 07/15/26[3,4]	250,000	246,507
Blue Hill CLO Ltd., Series 2013-1A, Class A 2.102%, due 01/15/26[3,4]	450,000	442,462
BlueMountain CLO Ltd., Series 2015-2A, Class A1 2.050%, due 07/18/27[3,4]	280,000	275,302

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000%, due 12/15/22[4]	529,069	$527,424
CAN Capital Funding LLC, Series 2014-1A, Class A 3.117%, due 04/15/20[4]	150,000	148,945
Capital Automotive REIT, Series 2010-1A, Class A 5.730%, due 12/15/38[4]	92,317	96,770
CarFinance Capital Auto Trust, Series 2014-2A, Class A 1.440%, due 11/16/20[4]	70,092	69,474
Series 2015-1A, Class A 1.750%, due 06/15/21[4]	108,617	107,839
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 2.092%, due 10/15/25[3,4]	250,000	247,379
Carrington Mortgage Loan Trust, Series 2005-NC4, Class A3 0.827%, due 09/25/35[3]	1,449	1,448
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000%, due 12/10/23[4]	100,608	100,419
Chesapeake Funding LLC, Series 2015-1A, Class B 1.372%, due 02/07/27[3,4]	200,000	200,384
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A4 1.270%, due 03/15/19[4]	930,000	928,345
Citi Held For Asset Issuance, Series 2015-PM1, Class A 1.850%, due 12/15/21[4]	61,787	61,794
Series 2015-PM2, Class A 2.350%, due 03/15/22[4]	152,792	152,508
Series 2015-PM3, Class A 2.560%, due 05/16/22[4]	93,641	93,620
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 4.474%, due 03/20/43[4]	67,113	67,846
CLI Funding V LLC, Series 2014-1A, Class A 3.290%, due 06/18/29[4]	325,041	316,342
CNH Equipment Trust, Series 2015-B, Class A2A 0.840%, due 08/15/18	1,314,298	1,311,874
College Loan Corp. Trust I, Series 2005-2, Class B 1.112%, due 01/15/37[3]	171,823	149,069
Colony American Homes, Series 2015-1A, Class A 1.626%, due 07/17/32[3,4]	823,946	799,857
CPS Auto Receivables Trust, Series 2013-A, Class A 1.310%, due 06/15/20[4]	30,697	30,356
Series 2013-C, Class A 1.640%, due 04/16/18[4]	35,716	35,698
	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2014-B, Class A 1.110%, due 11/15/18[4]	149,700	$148,744
Series 2014-C, Class A 1.310%, due 02/15/19[4]	97,700	97,055
Series 2015-C, Class A 1.770%, due 06/17/19[4]	93,282	93,122
Series 2015-C, Class B 2.550%, due 02/18/20[4]	150,000	148,331
CPS Auto Trust, Series 2012-C, Class A 1.820%, due 12/16/19[4]	83,536	83,394
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A 1.210%, due 10/15/20[4]	90,174	90,150
Series 2013-2A, Class B 2.260%, due 10/15/21[4]	840,000	839,801
Series 2014-2A, Class A 1.880%, due 03/15/22[4]	1,190,000	1,189,504
Series 2015-2A, Class B 3.040%, due 08/15/23[4]	840,000	845,185
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[4]	158,625	150,496
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A 0.667%, due 10/25/34[3,4]	152,200	148,039
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 0.727%, due 07/25/36[3,4]	134,405	133,059
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[4]	129,025	128,044
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[4]	1,766,250	1,764,456
Diamond Resorts Owner Trust, Series 2014-1, Class A 2.540%, due 05/20/27[4]	51,392	51,504
Series 2015-1, Class A 2.730%, due 07/20/27[4]	69,779	69,861
Series 2015-2, Class B 3.540%, due 05/22/28[4]	126,584	126,577
Domino's Pizza Master Issuer LLC, Series 2012-1A, Class A2 5.216%, due 01/25/42[4]	196,654	201,961
Series 2015-1A, Class A2I 3.484%, due 10/25/45[4]	259,350	254,163
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 1.950%, due 11/25/39[4]	177,083	175,137
DRB Prime Student Loan Trust, Series 2015-A, Class A2 3.060%, due 07/25/31[4]	141,432	140,159
Series 2015-A, Class A3 2.320%, due 04/25/30	174,341	174,122

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2015-B, Class A3 2.540%, due 04/27/26[4]	133,146	$132,998
Series 2015-D, Class A1 2.127%, due 01/25/40[3,4]	253,374	247,612
Drive Auto Receivables Trust, Series 2015-AA, Class A2 1.010%, due 11/15/17[4]	181,241	181,177
Series 2016-AA, Class A1 0.800%, due 02/15/17[4]	340,000	339,966
Drug Royalty II LP 2, Series 2014-1, Class A1 3.139%, due 07/15/23[3,4]	200,937	203,395
Drug Royalty LP 1, Series 2012-1, Class A1 5.872%, due 07/15/24[3,4]	87,179	89,174
DT Auto Owner Trust, Series 2015-3A, Class A 1.660%, due 03/15/19[4]	126,840	126,571
Series 2016-1A, Class A 2.000%, due 09/16/19[4]	400,000	400,201
Series 2016-1A, Class B 2.790%, due 05/15/20[4]	270,000	270,704
Eaton Vance CLO Ltd., Series 2014-1A, Class A 2.072%, due 07/15/26[3,4]	500,000	495,685
Education Funding Capital Trust IV, Series 2004-1, Class A4 1.681%, due 06/15/43[3]	250,000	248,415
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B 3.020%, due 02/25/27[4]	118,838	118,834
Element Rail Leasing II LLC, Series 2015-1A, Class A1 2.707%, due 02/19/45[4]	87,364	87,694
Exeter Automobile Receivables Trust, Series 2013-2A, Class B 3.090%, due 07/16/18[4]	138,898	139,084
Series 2014-1A, Class A 1.290%, due 05/15/18[4]	14,732	14,724
Series 2014-3A, Class A 1.320%, due 01/15/19[4]	44,442	44,309
Series 2015-2A, Class A 1.540%, due 11/15/19[4]	103,149	102,855
Series 2015-3A, Class A 2.000%, due 03/16/20[4]	156,338	156,335
First Investors Auto Owner Trust, Series 2013-3A, Class A3 1.440%, due 10/15/19[4]	89,463	89,408
Flagship Credit Auto Trust, Series 2013-1, Class A 1.320%, due 04/16/18[4]	56,455	56,410
Series 2014-1, Class A 1.210%, due 04/15/19[4]	53,047	52,849
Series 2014-2, Class A 1.430%, due 12/16/19[4]	80,838	80,562
	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2015-2, Class A 1.980%, due 10/15/20[4]	134,779	$134,528
Series 2015-3, Class A 2.380%, due 10/15/20[4]	312,426	311,778
FNA Trust, Series 2014-1A, Class A 1.296%, due 12/10/22[4]	186,111	185,791
Series 2015-1, Class A 3.240%, due 12/10/23[4]	138,568	138,393
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A 1.920%, due 01/15/19	1,900,000	1,911,821
Fremont Home Loan Trust, Series 2005-2, Class M2 1.147%, due 06/25/35[3]	106,803	104,537
Galaxy XX CLO Ltd., Series 2015-20A, Class A 2.074%, due 07/20/27[3,4]	280,000	273,777
Global Container Assets Ltd., Series 2013-1A, Class A1 2.200%, due 11/05/28[4]	133,586	133,392
GLS Auto Receivables Trust, Series 2015-1A, Class A 2.250%, due 12/15/20[4]	76,323	76,028
GO Financial Auto Securitization Trust, Series 2015-1, Class A 1.810%, due 03/15/18[4]	40,435	40,391
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 1.769%, due 04/25/25[3,4]	285,000	278,319
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 3.095%, due 10/15/48[4]	200,000	199,742
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280%, due 01/25/26[4]	84,230	83,948
Series 2014-AA, Class A 1.770%, due 11/25/26[4]	326,058	322,345
Home Equity Mortgage Trust, Series 2005-HF1, Class A1 0.947%, due 02/25/36[3]	40,812	40,120
Series 2005-HF1, Class A2B 1.127%, due 02/25/36[3]	45,823	45,052
HSBC Home Equity Loan Trust USA, Series 2007-3, Class A4 1.926%, due 11/20/36[3]	64,441	64,486
Icon Brands Holdings LLC, Series 2012-1A, Class A 4.229%, due 01/25/43[4]	126,138	128,498
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A 0.559%, due 05/01/22[3,4]	259,165	256,247
Invitation Homes Trust, Series 2014-SFR2, Class A 1.526%, due 09/17/31[3,4]	875,000	858,861

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2014-SFR3, Class A 1.626%, due 12/17/31[3,4]	640,000	$626,606
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 0.647%, due 10/25/35[3]	160,101	158,326
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 1.176%, due 12/01/31[3]	157,822	155,278
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 0.913%, due 09/27/35[3]	299,663	289,683
LCM XI LP, Series 11A, Class A 1.920%, due 04/19/22[3,4]	700,000	692,421
Lehman XS Trust, Series 2005-6, Class 1A1 0.687%, due 11/25/35[3]	288,217	195,201
Madison Park Funding XII Ltd., Series 2014-12A, Class A 2.124%, due 07/20/26[3,4]	250,000	247,198
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 2.074%, due 07/20/26[3,4]	250,000	246,889
Miramax LLC, Series 2014-1A, Class A2 3.340%, due 07/20/26[4]	74,280	74,537
MVW Owner Trust, Series 2014-1A, Class A 2.250%, due 09/22/31[4]	180,369	180,342
National Collegiate Student Loan Trust, Series 2004-1, Class A2 0.863%, due 06/25/27[3]	72,721	72,472
Series 2005-1, Class A4 0.667%, due 11/27/28[3]	116,277	114,581
Series 2006-3, Class A3 0.577%, due 10/25/27[3]	116,987	115,963
Series 2007-1, Class A2 0.557%, due 11/27/28[3]	58,239	57,946
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A 1.558%, due 07/20/18[4]	45,910	45,901
Navient Private Education Loan Trust, Series 2015-AA, Class A1 0.926%, due 12/15/21[3,4]	520,348	518,712
Series 2015-BA, Class A1 1.026%, due 05/15/23[3,4]	443,938	442,751
Navient Student Loan Trust, Series 2014-AA, Class A1 0.906%, due 05/16/22[3,4]	373,525	372,842
Series 2016-AA, Class A2A 3.910%, due 12/15/45[4]	700,000	699,674
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 2.120%, due 11/15/18[4]	150,000	150,234
	Face amount[1]	Value
Asset-backed securities—(continued)
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A 1.926%, due 10/20/20[3,4]	110,000	$110,000
Nelnet Student Loan Trust, Series 2005-1, Class A5 0.729%, due 10/25/33[3]	160,000	152,933
Series 2006-3, Class B 0.853%, due 06/25/41[3]	167,249	149,411
Series 2014-1A, Class B 1.927%, due 10/25/47[3,4]	100,000	91,936
Series 2015-3A, Class B 1.927%, due 07/27/50[3,4]	100,000	87,823
New York City Tax Lien Trust, Series 2014-A, Class A 1.030%, due 11/10/27[4]	19,784	19,685
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A 1.920%, due 10/15/19[4]	800,000	796,447
Series 2015-2A, Class A 2.380%, due 10/15/20[4]	140,000	140,206
North Carolina State Education Assistance Authority, Series 2011-2, Class A3 1.419%, due 07/25/36[3]	130,000	123,837
NovaStar Mortgage Funding Trust, Series 2003-2, Class A2 1.107%, due 09/25/33[3]	52,025	51,609
Series 2005-3, Class A2D 0.797%, due 01/25/36[3]	126,992	125,634
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2015-T3, Class AT3 2.540%, due 11/15/46[4]	140,000	140,440
Ocwen Master Advance Receivables Trust, Series 2015-1, Class AT1 2.537%, due 09/17/46[4]	100,000	99,985
Series 2015-T2, Class AT2 2.532%, due 11/15/46[4]	170,000	169,983
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[4]	100,000	99,893
Series 2015-1A, Class A 3.190%, due 03/18/26[4]	1,655,000	1,650,862
Series 2015-2A, Class A 2.570%, due 07/18/25[4]	852,000	840,751
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 0.637%, due 12/25/35[3]	176,453	175,149
Orange Lake Timeshare Trust, Series 2014-AA, Class A 2.290%, due 07/09/29[4]	62,826	62,645

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(continued)
Oscar US Funding Trust, Series 2014-1A, Class A2 1.000%, due 08/15/17[4]	73,862	$73,812
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.357%, due 03/25/36[3]	71,508	70,244
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 0.707%, due 05/25/36[3]	176,525	169,407
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[4]	1,055,000	1,049,887
RAAC Trust, Series 2006-RP2, Class A 0.672%, due 02/25/37[3,4]	214,183	211,500
RASC Trust, Series 2005-AHL3, Class A2 0.667%, due 11/25/35[3]	174,062	171,360
Santander Drive Auto Receivables Trust, Series 2012-1, Class D 4.560%, due 11/15/17	1,173,000	1,184,072
Series 2012-3, Class E 5.130%, due 06/17/19	900,000	919,030
Series 2012-5, Class C 2.700%, due 08/15/18	808,158	811,906
Series 2013-4, Class B 2.160%, due 01/15/20	856,024	857,558
Series 2013-5, Class D 2.730%, due 10/15/19	749,000	757,260
Series 2014-4, Class C 2.600%, due 11/16/20	865,000	872,266
Series 2014-5, Class A2A 0.720%, due 04/16/18	329,813	329,550
Series 2015-5, Class A2A 1.120%, due 12/17/18	1,150,000	1,147,899
Series 2015-S2, Class R1 1.840%, due 11/18/19[4]	46,769	46,535
SBA Tower Trust, Series 2014-1A, Class C 2.898%, due 10/15/44[4,7]	170,000	170,446
Seneca Park CLO Ltd., Series 2014-1A, Class A 2.100%, due 07/17/26[3,4]	250,000	247,282
Sierra Timeshare Receivables Funding Co. LLC, Series 2012-2A, Class A 2.380%, due 03/20/29[4]	172,816	173,080
Series 2014-2A, Class A 2.050%, due 06/20/31[4]	87,732	88,064
Series 2015-3A, Class A 2.580%, due 09/20/32[4]	130,635	130,170
Series 2015-3A, Class B 3.080%, due 09/20/32[4]	87,090	87,285
Silver Bay Realty Trust, Series 2014-1, Class A 1.426%, due 09/17/31[3,4]	1,187,693	1,158,381
SLM Student Loan Trust, Series 2003-14, Class A6 0.919%, due 07/25/25[3]	100,000	95,643
	Face amount[1]	Value
Asset-backed securities—(continued)
Series 2004-10, Class B 0.989%, due 01/25/40[3]	126,054	$104,285
Series 2005-5, Class A4 0.759%, due 10/25/28[3]	160,000	150,057
Series 2005-8, Class B 0.929%, due 01/25/40[3]	134,105	114,728
Series 2006-1, Class A5 0.729%, due 07/26/21[3]	120,000	118,463
Series 2012-A, Class A1 1.826%, due 08/15/25[3,4]	387,838	388,691
Series 2012-D, Class A1 1.476%, due 06/15/23[3,4]	166,629	166,692
SMB Private Education Loan Trust, Series 2015-C, Class B 3.500%, due 09/15/43[4]	630,000	594,213
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[4]	58,909	59,645
Series 2015-C, Class A2 2.510%, due 08/25/33[4]	939,135	933,215
Series 2015-D, Class A2 2.720%, due 10/27/36[4]	921,563	922,697
Sonic Capital LLC, Series 2011-1A, Class A2 5.438%, due 05/20/41[4]	214,740	221,459
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 0.877%, due 06/25/36[3]	40,000	38,059
SpringCastle America Funding LLC, Series 2014-AA, Class A 2.700%, due 05/25/23[4]	980,579	980,193
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 2.920%, due 07/15/47[4]	100,000	100,157
Store Master Funding I LLC, Series 2015-1A, Class A1 3.750%, due 04/20/45[4]	99,625	96,025
SWAY Residential Trust, Series 2014-1, Class A 1.726%, due 01/17/32[3,4]	753,388	733,377
Symphony CLO XV Ltd., Series 2014-15A, Class A 2.070%, due 10/17/26[3,4]	250,000	246,861
TAL Advantage I LLC, Series 2006-1A, Class NOTE 0.616%, due 04/20/21[3,4]	162,500	162,246
Tidewater Auto Receivables Trust, Series 2014-AA, Class A3 1.400%, due 07/15/18[4]	287,741	287,497
Trade MAPS 1 Ltd., Series 2013-1A, Class A 1.124%, due 12/10/18[3,4]	250,000	248,562
Tricon American Homes, Series 2015 SFR1, Class A 1.676%, due 05/17/32[3,4]	1,030,000	1,002,636
United Auto Credit Securitization Trust, Series 2016-1, Class A 2.000%, due 10/15/17[4]	210,000	210,012

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Asset-backed securities—(concluded)
Welk Resorts LLC, Series 2015-AA, Class A 2.790%, due 06/16/31[4]	93,950	$93,573
Wendys Funding LLC, Series 2015-1A Class-A2I 3.371%, due 06/15/45[4]	249,375	246,258
Westgate Resorts LLC, Series 2013-1A, Class A 2.250%, due 08/20/25[4]	75,753	75,788
Series 2014-1A, Class A 2.150%, due 12/20/26[4]	160,970	158,120
Series 2015-2A, Class A 3.200%, due 07/20/28[4]	245,651	246,109
Westlake Automobile Receivables Trust, Series 2014-2A, Class A2 0.970%, due 10/16/17[4]	33,189	33,157
Series 2016-1A, Class A1 0.850%, due 01/15/17[4]	820,000	820,000
Series 2016-1A, Class A2B 1.050%, due 01/15/19[3,4]	500,000	500,312
Total asset-backed securities (cost—$61,855,561)		61,626,586
Corporate notes—31.91%
Aerospace & defense—0.29%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[4]	50,000	50,420
3.850%, due 12/15/25[4]	20,000	20,202
Lockheed Martin Corp. 3.100%, due 01/15/23	15,000	15,247
3.350%, due 09/15/21	170,000	177,386
3.550%, due 01/15/26	35,000	35,878
4.500%, due 05/15/36	25,000	25,930
4.700%, due 05/15/46	50,000	52,925
The Boeing Co. 2.350%, due 10/30/21	170,000	173,024
2.500%, due 03/01/25	70,000	68,480
United Technologies Corp. 1.778%, due 05/04/18[7]	599,000	595,597
		1,215,089
Airlines—0.17%
American Airlines Group, Inc. 4.625%, due 03/01/20[4]	270,000	257,512
American Airlines Pass Through Trust 2014-1, Class B 4.375%, due 10/01/22	18,175	17,903
American Airlines Pass Through Trust 2015-1, Class A 3.375%, due 05/01/27	470,295	455,104
		730,519
Auto & truck—0.15%
General Motors Co. 3.500%, due 10/02/18	630,000	631,928
Automotive—0.08%
Asciano Finance Ltd. 5.000%, due 04/07/18[4]	320,000	329,518
	Face amount[1]	Value
Corporate notes—(continued)
Banking-non-US—1.90%
ANZ New Zealand International Ltd. 2.250%, due 02/01/19[4]	520,000	$520,272
Banco Bilbao Vizcaya Argentaria SA 3.000%, due 10/20/20	520,000	520,241
BNP Paribas SA 2.375%, due 05/21/20	200,000	200,211
BPCE SA 2.650%, due 02/03/21	455,000	456,674
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 4.375%, due 08/04/25	260,000	264,710
Credit Agricole SA 2.500%, due 04/15/19[4]	250,000	253,114
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	342,519
3.125%, due 12/10/20[4]	525,000	526,036
Credit Suisse New York 1.700%, due 04/27/18	395,000	393,340
Deutsche Bank AG 3.700%, due 05/30/24[2]	305,000	298,781
4.500%, due 04/01/25[2]	220,000	195,958
Discover Financial Services 3.750%, due 03/04/25	35,000	33,758
GE Capital International Funding Co. 2.342%, due 11/15/20[4]	384,000	385,490
ING Bank N.V. 5.800%, due 09/25/23[4]	200,000	215,215
Itau Unibanco Holding SA 2.850%, due 05/26/18[2,4]	200,000	191,800
KFW 1.500%, due 02/06/19	509,000	512,456
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[4]	540,000	545,946
National Australia Bank Ltd. GMTN 2.000%, due 01/14/19	480,000	482,202
Nordea Bank AB 1.875%, due 09/17/18[4]	200,000	200,186
2.500%, due 09/17/20[4]	380,000	382,238
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	241,387
Royal Bank of Scotland Group PLC 5.125%, due 05/28/24	420,000	421,749
6.000%, due 12/19/23	205,000	217,415
6.125%, due 12/15/22	25,000	26,992
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	244,537
		8,073,227

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—4.02%
Aviation Capital Group Corp. 2.875%, due 09/17/18[4]	630,000	$617,400
Bank of America Corp. 2.250%, due 04/21/20	677,000	660,038
3.875%, due 08/01/25	930,000	940,451
3.950%, due 04/21/25[2]	340,000	331,592
4.000%, due 01/22/25[2]	410,000	401,837
5.625%, due 10/14/16	330,000	340,045
6.100%, due 03/17/25[2,3,8]	559,000	568,335
6.500%, due 08/01/16	1,370,000	1,406,141
Bank of America Corp. MTN 1.656%, due 03/22/18[3]	770,000	770,461
Bank of America Corp., Series 1 3.750%, due 07/12/16	650,000	657,500
Capital One Bank USA N.A. 1.300%, due 06/05/17	250,000	249,136
Capital One Financial Corp. 3.500%, due 06/15/23	123,000	122,978
4.200%, due 10/29/25[2]	232,000	232,465
Capital One NA/Mclean VA 2.950%, due 07/23/21	260,000	259,026
CIT Group, Inc. 3.875%, due 02/19/19	295,000	292,640
5.250%, due 03/15/18[2]	110,000	113,643
5.500%, due 02/15/19[4]	405,000	418,163
Discover Bank/Greenwood DE 2.600%, due 11/13/18	330,000	330,480
3.100%, due 06/04/20	250,000	250,642
4.200%, due 08/08/23	270,000	275,138
First Horizon National Corp. 3.500%, due 12/15/20	540,000	539,160
Goldman Sachs Group, Inc. 1.818%, due 04/30/18[3]	530,000	531,743
2.550%, due 10/23/19	231,000	231,241
2.600%, due 04/23/20	349,000	346,754
3.500%, due 01/23/25	40,000	39,440
3.750%, due 05/22/25[2]	455,000	457,144
4.250%, due 10/21/25	195,000	194,614
5.375%, due 05/10/20[3,8]	475,000	463,719
5.950%, due 01/18/18	1,030,000	1,105,397
JPMorgan Chase & Co. 1.519%, due 01/25/18[3]	525,000	525,241
3.250%, due 09/23/22	105,000	105,756
4.250%, due 10/01/27[2]	343,000	342,350
4.500%, due 01/24/22	130,000	140,235
KeyCorp MTN 2.900%, due 09/15/20	100,000	100,726
Santander Holdings USA, Inc. 4.500%, due 07/17/25	160,000	165,172
State Street Capital Trust IV 1.512%, due 06/15/37[2,3]	570,000	447,735
State Street Corp. 2.550%, due 08/18/20	195,000	198,972
	Face amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
The Bank of New York Mellon Corp. 4.950%, due 06/20/20[2,3,8]	170,000	$167,722
3.000%, due 02/24/25	160,000	160,063
Wells Fargo & Co. 1.249%, due 04/23/18[3]	685,000	683,600
Wells Fargo & Co. GMTN 2.600%, due 07/22/20	465,000	469,082
4.300%, due 07/22/27	175,000	180,039
Wells Fargo & Co. MTN 3.550%, due 09/29/25[2]	220,000	224,027
		17,058,043
Beverages—0.41%
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21	770,000	775,207
3.300%, due 02/01/23	500,000	508,386
3.650%, due 02/01/26[2]	450,000	455,459
		1,739,052
Biotechnology—0.30%
Amgen, Inc. 3.125%, due 05/01/25[2]	40,000	38,734
5.150%, due 11/15/41	75,000	77,043
Biogen, Inc. 2.900%, due 09/15/20	80,000	80,570
4.050%, due 09/15/25	115,000	117,785
Celgene Corp. 2.875%, due 08/15/20	465,000	468,828
3.250%, due 08/15/22	130,000	129,443
Gilead Sciences, Inc. 3.250%, due 09/01/22	80,000	82,168
3.650%, due 03/01/26	60,000	61,445
3.700%, due 04/01/24	205,000	213,377
		1,269,393
Building & construction—0.23%
D.R. Horton, Inc. 3.750%, due 03/01/19	550,000	551,375
Lennar Corp. 4.125%, due 12/01/18	302,000	305,020
4.500%, due 11/15/19	115,000	118,163
		974,558
Building products—0.23%
Cemex SAB de CV 5.875%, due 03/25/19[2,4]	200,000	188,340
Kimberly-Clark Corp. 2.650%, due 03/01/25	65,000	65,066
Martin Marietta Materials, Inc. 1.703%, due 06/30/17[3]	110,000	109,300
Masco Corp. 7.125%, due 03/15/20	250,000	285,625
Standard Pacific Corp. 8.375%, due 01/15/21	300,000	342,750
		991,081

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Chemicals—0.43%
CF Industries, Inc. 3.450%, due 06/01/23[2]	225,000	$205,184
Eastman Chemical Co. 2.700%, due 01/15/20	420,000	408,871
3.800%, due 03/15/25	255,000	240,616
Huntsman International LLC 4.875%, due 11/15/20[2]	440,000	390,500
LYB International Finance BV 4.000%, due 07/15/23[2]	125,000	123,234
RPM International, Inc. 6.125%, due 10/15/19	250,000	277,485
The Dow Chemical Co. 3.500%, due 10/01/24[2]	185,000	179,665
		1,825,555
Commercial services—0.45%
Air Lease Corp. 5.625%, due 04/01/17	1,000,000	1,033,500
Duke University 4.077%, due 10/01/48	91,000	94,202
Republic Services, Inc. 3.200%, due 03/15/25	180,000	177,555
The Hertz Corp. 6.750%, due 04/15/19	290,000	290,000
Waste Management, Inc. 3.125%, due 03/01/25	309,000	307,406
		1,902,663
Communications equipment—0.22%
Apple, Inc. 2.000%, due 05/06/20[2]	225,000	226,516
2.850%, due 05/06/21[2]	560,000	579,260
QUALCOMM, Inc. 3.450%, due 05/20/25[2]	145,000	141,501
		947,277
Computers—0.50%
Hewlett Packard Enterprise Co. 2.450%, due 10/05/17[4]	370,000	370,647
2.850%, due 10/05/18[4]	800,000	799,687
3.600%, due 10/15/20[4]	285,000	285,754
Leidos Holdings, Inc. 4.450%, due 12/01/20	300,000	292,671
Seagate HDD Cayman 3.750%, due 11/15/18	370,000	367,611
		2,116,370
Diversified financial services—0.38%
Fidelity National Information Services, Inc. 3.500%, due 04/15/23	130,000	125,605
General Electric Capital Corp. 5.500%, due 01/08/20	134,000	152,105
General Electric Capital Corp. MTN 4.375%, due 09/16/20	138,000	151,785
	Face amount[1]	Value
Corporate notes—(continued)
Diversified financial services—(concluded)
Intercontinental Exchange, Inc. 3.750%, due 12/01/25	100,000	$102,539
Visa, Inc. 2.200%, due 12/14/20	375,000	377,807
2.800%, due 12/14/22	315,000	321,000
3.150%, due 12/14/25	220,000	223,722
4.150%, due 12/14/35	85,000	87,953
4.300%, due 12/14/45	50,000	51,846
		1,594,362
Electric utilities—0.15%
Ameren Corp. 2.700%, due 11/15/20	220,000	222,126
Duke Energy Corp. 3.750%, due 04/15/24	110,000	112,054
4.800%, due 12/15/45	190,000	194,211
Exelon Generation Co. LLC 4.250%, due 06/15/22[2]	128,000	124,269
		652,660
Electric-integrated—1.14%
Eaton Corp. 1.500%, due 11/02/17	605,000	602,378
2.750%, due 11/02/22	303,000	296,172
Entergy Corp. 4.000%, due 07/15/22	195,000	204,184
Entergy Texas, Inc. 7.125%, due 02/01/19	340,000	386,639
Exelon Corp. 2.850%, due 06/15/20	70,000	70,081
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	674,250
Jersey Central Power & Light Co. 5.625%, due 05/01/16	550,000	556,249
Pacificorp 5.500%, due 01/15/19	486,000	537,561
5.750%, due 04/01/37	275,000	330,530
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	505,134
6.000%, due 09/01/21	75,000	85,739
The ADT Corp. 4.125%, due 04/15/19[2]	180,000	186,727
Virginia Electric & Power Co. 3.100%, due 05/15/25	185,000	187,023
3.150%, due 01/15/26	30,000	30,369
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	171,749
		4,824,785
Electronic equipment & instruments—0.04%
Thermo Fisher Scientific, Inc. 3.600%, due 08/15/21	150,000	154,618

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Environmental—0.11%
Clean Harbors, Inc. 5.250%, due 08/01/20	450,000	$458,438
Finance-captive automotive—2.43%
Ares Capital Corp. 3.875%, due 01/15/20	275,000	280,146
Associated Banc-Corp. 5.125%, due 03/28/16	822,000	824,219
CDP Financial, Inc. 4.400%, due 11/25/19[4]	1,160,000	1,264,808
Daimler Finance North America LLC 2.450%, due 05/18/20[4]	590,000	582,042
ERP Operating LP 3.000%, due 04/15/23	525,000	526,718
Ford Motor Credit Co. LLC 1.594%, due 05/09/16[3]	680,000	680,737
1.700%, due 05/09/16	1,455,000	1,457,165
2.240%, due 06/15/18	200,000	197,803
2.943%, due 01/08/19	330,000	330,728
6.625%, due 08/15/17	220,000	233,627
FS Investment Corp. 4.000%, due 07/15/19	200,000	202,126
General Motors Financial Co., Inc. 3.100%, due 01/15/19	175,000	173,528
3.200%, due 07/13/20	240,000	235,388
3.450%, due 04/10/22	350,000	336,209
3.500%, due 07/10/19	675,000	679,331
Hyundai Capital America 2.400%, due 10/30/18[4]	105,000	105,174
2.550%, due 02/06/19[4]	550,000	549,909
3.000%, due 10/30/20[4]	300,000	302,418
Lazard Group LLC 4.250%, due 11/14/20	170,000	176,871
Regions Bank 7.500%, due 05/15/18	450,000	497,762
Schaeffler Finance BV 4.750%, due 05/15/23[4]	265,000	257,050
Synchrony Financial 2.600%, due 01/15/19	120,000	119,820
4.500%, due 07/23/25	285,000	286,961
		10,300,540
Finance-other—0.25%
FMS Wertmanagement AoeR 1.125%, due 09/05/17	525,000	526,505
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	543,125
		1,069,630
Financial services—4.46%
Ally Financial, Inc. 3.250%, due 02/13/18	690,000	678,787
5.500%, due 02/15/17	1,150,000	1,164,375
8.000%, due 11/01/31	125,000	140,625
	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(continued)
Barclays PLC 2.750%, due 11/08/19	200,000	$200,604
3.250%, due 01/12/21	815,000	818,832
4.375%, due 09/11/24	355,000	346,004
4.375%, due 01/12/26	600,000	605,621
Citigroup, Inc. 1.800%, due 02/05/18	700,000	694,407
5.950%, due 05/15/25[2,3,8]	545,000	528,813
6.125%, due 11/15/20[3,8]	135,000	135,801
Corp Financiera de Desarrollo SA 4.750%, due 07/15/25[4]	210,000	204,414
Doric Nimrod Air Alpha Ltd. 2013-1 Pass Through Trust 5.250%, due 05/30/23[4]	324,774	330,457
ERAC USA Finance LLC 6.375%, due 10/15/17[4]	500,000	535,223
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[4]	495,000	494,366
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17[2]	305,000	302,713
5.875%, due 02/01/22[2]	75,000	67,031
6.000%, due 08/01/20[2]	850,000	797,852
Intesa Sanpaolo SpA 3.875%, due 01/16/18	530,000	543,190
5.710%, due 01/15/26[4]	200,000	195,726
JPMorgan Chase & Co. 1.700%, due 03/01/18	835,000	833,676
2.200%, due 10/22/19	410,000	409,593
2.250%, due 01/23/20	215,000	213,250
2.750%, due 06/23/20	720,000	723,681
3.900%, due 07/15/25[2]	540,000	555,559
5.300%, due 05/01/20[3,8]	285,000	282,506
McGraw Hill Financial, Inc. 3.300%, due 08/14/20	370,000	379,178
Morgan Stanley 1.875%, due 01/05/18	280,000	278,967
2.125%, due 04/25/18	860,000	860,388
2.450%, due 02/01/19	240,000	240,873
2.650%, due 01/27/20	595,000	595,824
2.800%, due 06/16/20	880,000	883,125
3.750%, due 02/25/23	275,000	281,481
3.875%, due 01/27/26	314,000	317,229
3.950%, due 04/23/27[2]	325,000	313,815
6.625%, due 04/01/18	400,000	436,838
Morgan Stanley GMTN 4.000%, due 07/23/25	225,000	229,194
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	125,928
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[4]	633,847	650,335
The Hartford Financial Services Group, Inc. 8.125%, due 06/15/38[3]	380,000	409,450

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
The Western Union Co. 5.930%, due 10/01/16	500,000	$514,786
US Bancorp MTN 1.950%, due 11/15/18	560,000	565,159
		18,885,676
Food & drug retailing—0.34%
CVS Health Corp. 2.800%, due 07/20/20	951,000	967,431
3.375%, due 08/12/24	315,000	314,969
3.875%, due 07/20/25	144,000	148,882
		1,431,282
Food processors/beverage/bottling—0.06%
Ecolab, Inc. 2.000%, due 01/14/19	270,000	269,983
Food/beverage—0.27%
JBS Investments GmbH 7.750%, due 10/28/20[2,4]	525,000	464,625
The Coca-Cola Co. 2.875%, due 10/27/25[2]	245,000	245,612
Tyson Foods, Inc. 6.600%, due 04/01/16	300,000	302,653
Unilever Capital Corp. 3.100%, due 07/30/25	120,000	124,498
		1,137,388
Gaming—0.06%
MGM Resorts International 5.250%, due 03/31/20[2]	240,000	238,200
Gas pipelines—0.37%
Kinder Morgan, Inc. 3.050%, due 12/01/19	255,000	236,052
7.000%, due 06/15/17	680,000	700,438
Plains All American Pipeline LP/PAA Finance Corp. 2.600%, due 12/15/19[2]	370,000	330,765
3.600%, due 11/01/24	200,000	160,561
4.650%, due 10/15/25[2]	145,000	124,112
		1,551,928
Health care equipment & supplies—0.20%
Becton Dickinson and Co. 1.800%, due 12/15/17	110,000	110,108
2.675%, due 12/15/19	55,000	55,914
3.734%, due 12/15/24	85,000	86,983
Boston Scientific Corp. 2.850%, due 05/15/20	150,000	150,244
3.850%, due 05/15/25	70,000	69,586
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[2,4]	150,000	100,500
St. Jude Medical, Inc. 2.000%, due 09/15/18	105,000	105,652
2.800%, due 09/15/20	140,000	141,610
3.875%, due 09/15/25[2]	15,000	15,334
		835,931
	Face amount[1]	Value
Corporate notes—(continued)
Health care providers & services—0.17%
Aetna, Inc. 2.750%, due 11/15/22	215,000	$212,315
3.500%, due 11/15/24	44,000	43,579
Cigna Corp. 3.250%, due 04/15/25	140,000	137,382
Memorial Sloan-Kettering Cancer Center 4.200%, due 07/01/55	113,000	111,677
Zimmer Biomet Holdings, Inc. 2.000%, due 04/01/18	232,000	231,226
		736,179
Hotels, restaurants & leisure—0.10%
Marriott International, Inc. 2.875%, due 03/01/21	355,000	356,726
McDonald's Corp. 2.750%, due 12/09/20	25,000	25,357
McDonald's Corp. MTN 3.700%, due 01/30/26[2]	45,000	45,547
		427,630
Household durables—0.09%
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	360,000	364,550
Industrial conglomerates—0.05%
General Electric Co. 3.375%, due 03/11/24[2]	190,000	200,346
Insurance—0.38%
American International Group, Inc. 3.750%, due 07/10/25[2]	190,000	182,299
Marsh & McLennan Cos., Inc. 3.750%, due 03/14/26	30,000	30,435
MetLife, Inc. 3.000%, due 03/01/25[2]	155,000	149,684
Pacific LifeCorp. 5.125%, due 01/30/43[4]	360,000	367,853
Prudential Financial, Inc. MTN 3.000%, due 05/12/16	260,000	261,480
Reinsurance Group of America, Inc. 5.625%, due 03/15/17	245,000	255,047
Willis North America, Inc. 6.200%, due 03/28/17	185,000	194,377
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	161,854
		1,603,029
Manufacturing-diversified—0.02%
SPX FLOW, Inc. 6.875%, due 09/01/17	95,000	100,344
Media—1.30%
Alibaba Group Holding Ltd. 2.500%, due 11/28/19[2]	315,000	311,266

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
CCO Safari II LLC 3.579%, due 07/23/20[4]	1,150,000	$1,156,561
4.464%, due 07/23/22[4]	415,000	415,824
6.484%, due 10/23/45[4]	175,000	175,995
Comcast Corp. 4.250%, due 01/15/33	360,000	355,696
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	73,000	73,760
3.950%, due 01/15/25	70,000	69,093
4.450%, due 04/01/24	206,000	210,904
4.600%, due 02/15/21	118,000	125,121
Discovery Communications LLC 3.450%, due 03/15/25	140,000	124,897
Expedia, Inc. 7.456%, due 08/15/18	465,000	520,718
iHeartCommunications, Inc. 9.000%, due 09/15/22	220,000	143,275
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[4,8]	375,000	397,500
NBCUniversal Media LLC 4.450%, due 01/15/43[2]	280,000	275,679
Sirius XM Radio, Inc. 4.250%, due 05/15/20[4]	500,000	507,500
Sky PLC 2.625%, due 09/16/19[4]	200,000	200,349
Time Warner Cable, Inc. 5.000%, due 02/01/20	265,000	281,879
Univision Communications, Inc. 6.750%, due 09/15/22[4]	180,000	185,400
		5,531,417
Medical providers—0.54%
Anthem, Inc. 3.300%, due 01/15/23	83,000	81,962
3.500%, due 08/15/24	79,000	78,274
HCA, Inc. 3.750%, due 03/15/19	230,000	231,725
5.875%, due 02/15/26	165,000	168,300
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	255,000	255,411
UnitedHealth Group, Inc. 2.700%, due 07/15/20[2]	641,000	655,989
2.875%, due 12/15/21	250,000	257,391
2.875%, due 03/15/22	565,000	572,513
		2,301,565
Metals & mining—0.56%
ArcelorMittal 5.125%, due 06/01/20[2]	140,000	112,700
5.500%, due 02/25/17	550,000	537,625
Freeport-McMoRan, Inc. 4.000%, due 11/14/21[2]	248,000	110,360
Glencore Funding LLC 1.700%, due 05/27/16[4]	550,000	539,000
	Face amount[1]	Value
Corporate notes—(continued)
Metals & mining—(concluded)
Harsco Corp. 5.750%, due 05/15/18	550,000	$398,750
Novelis, Inc. 8.750%, due 12/15/20	665,000	604,418
Southern Copper Corp. 3.875%, due 04/23/25[2]	100,000	88,343
		2,391,196
Multi-line insurance—0.06%
American International Group, Inc. 4.875%, due 06/01/22	245,000	261,366
Oil & gas—1.36%
Airgas, Inc. 3.050%, due 08/01/20	525,000	530,375
Anadarko Petroleum Corp. 5.950%, due 09/15/16	251,000	254,773
CONSOL Energy, Inc. 5.875%, due 04/15/22[2]	310,000	200,725
Continental Resources, Inc. 4.900%, due 06/01/44	90,000	48,795
5.000%, due 09/15/22[2]	235,000	164,500
Devon Energy Corp. 3.250%, due 05/15/22[2]	165,000	131,204
Dominion Gas Holdings LLC 3.600%, due 12/15/24	100,000	99,584
Ecopetrol SA 4.125%, due 01/16/25	195,000	148,200
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.500%, due 11/15/20[2]	425,000	209,312
Kinder Morgan Energy Partners LP 3.500%, due 09/01/23	40,000	32,979
3.950%, due 09/01/22	105,000	91,980
4.150%, due 02/01/24	100,000	84,669
4.250%, due 09/01/24	180,000	151,962
MEG Energy Corp. 7.000%, due 03/31/24[2,4]	175,000	91,438
Petrobras Global Finance BV 2.000%, due 05/20/16[2]	285,000	282,506
Petroleos Mexicanos 4.875%, due 01/24/22[2]	159,000	149,062
6.000%, due 03/05/20	35,000	35,525
6.875%, due 08/04/26[4]	404,000	411,050
8.000%, due 05/03/19	100,000	107,200
Pioneer Natural Resources Co. 6.875%, due 05/01/18	865,000	900,955
Shell International Finance BV 2.125%, due 05/11/20	330,000	323,182
3.250%, due 05/11/25	660,000	631,374
Southwestern Energy Co. 3.300%, due 01/23/18[2]	57,000	45,101
Statoil ASA 2.650%, due 01/15/24	225,000	210,864

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Transocean, Inc. 5.800%, due 12/15/16[2]	291,000	$282,270
6.000%, due 03/15/18[2]	10,000	7,925
WPX Energy, Inc. 7.500%, due 08/01/20[2]	210,000	131,901
		5,759,411
Oil field equipment & services—0.17%
Cameron International Corp. 1.400%, due 06/15/17	170,000	167,818
Schlumberger Holdings Corp. 3.000%, due 12/21/20[4]	200,000	195,730
SESI LLC 7.125%, due 12/15/21	520,000	369,200
		732,748
Oil services—0.06%
BP Capital Markets PLC 3.062%, due 03/17/22	265,000	260,157
Paper & forest products—0.17%
Domtar Corp. 10.750%, due 06/01/17	79,000	87,563
International Paper Co. 3.650%, due 06/15/24[2]	125,000	123,434
Sappi Papier Holding GmbH 7.750%, due 07/15/17[4]	498,000	514,185
		725,182
Pharmaceuticals—1.56%
AbbVie, Inc. 1.800%, due 05/14/18	900,000	897,214
2.500%, due 05/14/20	340,000	337,719
2.900%, due 11/06/22	415,000	407,880
3.600%, due 05/14/25	105,000	105,180
Actavis Funding SCS 2.350%, due 03/12/18	300,000	301,328
3.000%, due 03/12/20	480,000	485,391
3.450%, due 03/15/22	230,000	233,413
Forest Laboratories, Inc. 5.000%, due 12/15/21[4]	1,100,000	1,205,882
Medtronic, Inc. 2.500%, due 03/15/20	490,000	497,665
4.625%, due 03/15/45	170,000	178,595
Merck & Co., Inc. 2.350%, due 02/10/22	235,000	234,542
Mylan, Inc. 3.125%, due 01/15/23[4]	340,000	315,893
Novartis Capital Corp. 3.400%, due 05/06/24	255,000	268,520
Pfizer, Inc. 3.400%, due 05/15/24	210,000	218,811
Teva Pharmaceutical Finance Co. BV 2.950%, due 12/18/22	200,000	194,878
	Face amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Valeant Pharmaceuticals International, Inc. 5.375%, due 03/15/20[4]	165,000	$155,925
5.875%, due 05/15/23[4]	175,000	156,625
Zoetis, Inc. 1.875%, due 02/01/18	420,000	417,004
		6,612,465
Pipelines—1.04%
El Paso Pipeline Partners Operating Co. LLC 4.300%, due 05/01/24	120,000	102,148
Energy Transfer Partners LP 4.050%, due 03/15/25	616,000	504,867
4.750%, due 01/15/26	139,000	117,523
Enterprise Products Operating LLC 3.200%, due 02/01/16	1,145,000	1,145,000
3.350%, due 03/15/23	80,000	72,315
3.700%, due 02/15/26	65,000	58,482
3.750%, due 02/15/25[2]	630,000	577,098
8.375%, due 08/01/66[3]	585,000	468,000
Sabine Pass Liquefaction LLC 5.625%, due 03/01/25	395,000	339,700
Sunoco Logistics Partners Operations LP 3.450%, due 01/15/23	215,000	174,257
Williams Cos., Inc. 7.875%, due 09/01/21[2]	390,000	325,786
Williams Partners LP 3.600%, due 03/15/22	295,000	215,458
4.000%, due 11/15/21	145,000	109,466
4.500%, due 11/15/23	240,000	177,713
		4,387,813
Real estate investment trusts—1.05%
American Tower Corp. 3.300%, due 02/15/21	384,000	385,581
4.000%, due 06/01/25	71,000	70,268
4.400%, due 02/15/26[2]	174,000	176,172
ARC Properties Operating Partnership LP/Clark Acquisition LLC 2.000%, due 02/06/17	205,000	202,335
3.000%, due 02/06/19	240,000	227,400
AvalonBay Communities, Inc. 3.500%, due 11/15/25	25,000	25,314
AvalonBay Communities, Inc. MTN 2.850%, due 03/15/23	335,000	329,125
DDR Corp. 9.625%, due 03/15/16	900,000	908,847
Digital Delta Holdings LLC 3.400%, due 10/01/20[4]	185,000	187,094
Duke Realty LP 5.950%, due 02/15/17	400,000	417,072
HCP, Inc. 6.000%, due 01/30/17	300,000	312,351
Highwoods Realty LP 7.500%, due 04/15/18	400,000	441,839

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Real estate investment trusts—(concluded)
Simon Property Group LP 3.375%, due 03/15/22	375,000	$392,330
UDR, Inc. MTN 4.250%, due 06/01/18	350,000	367,412
		4,443,140
Retail—0.08%
AutoNation, Inc. 3.350%, due 01/15/21	150,000	150,591
Lowe's Cos., Inc. 3.375%, due 09/15/25	60,000	61,921
Macy's Retail Holdings, Inc. 3.625%, due 06/01/24	121,000	112,311
The Home Depot, Inc. 3.350%, due 09/15/25	20,000	20,652
		345,475
Semiconductor equipment & products—0.04%
Analog Devices, Inc. 3.900%, due 12/15/25	40,000	41,282
Applied Materials, Inc. 2.625%, due 10/01/20	80,000	80,997
3.900%, due 10/01/25	60,000	61,110
		183,389
Software & services—0.26%
Microsoft Corp. 2.000%, due 11/03/20	405,000	408,985
2.650%, due 11/03/22	25,000	25,401
Oracle Corp. 2.800%, due 07/08/21	340,000	348,104
2.950%, due 05/15/25[2]	295,000	288,769
3.400%, due 07/08/24	44,000	45,094
		1,116,353
Special purpose entity—0.70%
Bunge Ltd. Finance Corp. 3.200%, due 06/15/17	1,127,000	1,136,748
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	43,000	43,220
CNH Industrial Capital LLC 3.375%, due 07/15/19[2]	580,000	533,600
Crown Castle Towers LLC 6.113%, due 01/15/20[4]	495,000	544,078
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[4]	150,000	148,204
3.050%, due 01/09/20[4]	315,000	316,774
3.375%, due 02/01/22[4]	265,000	260,038
		2,982,662
Technology, hardware & equipment—0.25%
Pitney Bowes, Inc. MTN 5.750%, due 09/15/17	994,000	1,048,084
	Face amount[1]	Value
Corporate notes—(continued)
Telecommunications—0.59%
Alcatel-Lucent USA, Inc. 6.750%, due 11/15/20[4]	460,000	$494,500
Harris Corp. 2.700%, due 04/27/20	45,000	44,700
Sprint Corp. 7.875%, due 09/15/23[2]	530,000	378,950
Verizon Communications, Inc. 2.450%, due 11/01/22	560,000	536,503
2.625%, due 02/21/20[2]	130,000	130,757
3.000%, due 11/01/21[2]	210,000	211,332
3.450%, due 03/15/21	195,000	201,479
4.400%, due 11/01/34	350,000	319,184
5.150%, due 09/15/23	149,000	164,879
		2,482,284
Textile/apparel—0.13%
Hanesbrands, Inc. 6.375%, due 12/15/20	520,000	539,562
Tobacco—0.39%
Altria Group, Inc. 2.850%, due 08/09/22	250,000	250,853
Imperial Tobacco Finance PLC 2.950%, due 07/21/20[4]	425,000	430,681
Philip Morris International, Inc. 1.875%, due 01/15/19	270,000	272,147
Reynolds American, Inc. 2.300%, due 06/12/18	165,000	166,553
3.250%, due 06/12/20	85,000	87,275
4.450%, due 06/12/25	420,000	445,675
		1,653,184
Transportation—0.38%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25	165,000	158,865
Canadian Pacific Railway Co. 3.700%, due 02/01/26	50,000	50,309
Ryder System, Inc. MTN 2.450%, due 09/03/19	180,000	178,044
2.650%, due 03/02/20	130,000	127,622
2.875%, due 09/01/20	300,000	296,096
TTX Co. 2.250%, due 02/01/19[4]	250,000	250,875
Union Pacific Railroad Co. 2014-1 Pass Through Trust 3.227%, due 05/14/26	193,120	191,612
Virgin Australia 2013-1B Trust 6.000%, due 10/23/20[4]	217,612	219,788
XPO Logistics, Inc. 6.500%, due 06/15/22[2,4]	130,000	116,350
		1,589,561
Utilities—0.29%
HD Supply, Inc. 7.500%, due 07/15/20	1,125,000	1,170,000

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(concluded)
Utilities—(concluded)
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	69,000	$72,105
		1,242,105
Wireless telecommunications—0.48%
AT&T, Inc. 2.300%, due 03/11/19	110,000	110,169
2.375%, due 11/27/18	110,000	110,750
2.450%, due 06/30/20	190,000	187,369
2.625%, due 12/01/22	320,000	306,262
Crown Castle Towers LLC 4.174%, due 08/15/17[4]	200,000	203,986
Sprint Communications, Inc. 7.000%, due 03/01/20[2,4]	373,000	358,080
T-Mobile USA, Inc. 6.464%, due 04/28/19	755,000	778,594
		2,055,210
Total corporate notes (cost—$138,016,229)		135,286,101
Non-US government obligations—0.47%
Mexico Government International Bond 4.125%, due 01/21/26[2]	651,000	651,651
Republic of Columbia 2.625%, due 03/15/23[2]	200,000	174,700
4.500%, due 01/28/26	490,000	461,335
Republic of Peru 4.125%, due 08/25/27	328,000	324,228
South Africa Government International Bond 5.375%, due 07/24/44[2]	200,000	182,500
Uruguay Government International Bond 4.500%, due 08/14/24[2]	85,000	85,850
4.375%, due 10/27/27	110,000	107,800
Total non-US government obligations (cost—$2,053,994)		1,988,064
	Face amount[1]	Value
Municipal bonds and notes—0.03%
Education—0.03%
Access to Loans for Learning Student Loan Corp. Revenue, Student Loan Program, Series A13 0.819%, due 04/25/24[3] (cost—$126,972)	129,062	$129,032
	Number of shares
Preferred stock—0.01%
Oil & Gas—0.01%
Southwestern Energy Co.[9] (cost—$117,500)	2,350	47,940
	Face amount[1]
Repurchase agreement—4.50%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $1,685,122 US Treasury Bond, 8.125% due 08/15/21 and $16,344,684 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$19,467,916); proceeds: $19,086,016 (cost—$19,086,000)	19,086,000	19,086,000
	Number of shares
Investment of cash collateral from securities loaned—10.68%
Money market fund—10.68%
UBS Private Money Market Fund LLC[10] (cost—$45,272,570)	45,272,570	45,272,570
Total investments (cost—$468,529,528)—110.06%		466,555,181
Liabilities in excess of other assets—(10.06)%		(42,628,424)
Net assets—100.00%		$423,926,757

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,343,279
Gross unrealized depreciation	(5,317,626)
Net unrealized depreciation	$(1,974,347)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Written options

Written options activity for six months ended January 31, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2015	334	$66,282
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(334)	(66,282)
Options outstanding at January 31, 2016	—	$—

Written swaptions11

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	5,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.80%, terminating 02/08/27	CSI	Receive	02/06/17	$113,280	$(129,405)	$(16,125)
USD	4,300	3 Month USD LIBOR Interest Rate Swap strike @ 1.90%, terminating 02/15/27	CSI	Receive	02/13/17	84,280	(111,673)	(27,393)
EUR	5,220	6 Month EURIBOR Interest Rate Swap strike @ 0.50%, terminating 11/01/22	GS	Receive	10/30/17	56,915	(86,266)	(29,351)
						$254,475	$(327,344)	$(72,869)
		Put swaptions written
USD	5,900	3 Month USD LIBOR Interest Rate Swap strike @ 2.80%, terminating 02/08/27	CSI	Pay	02/06/17	$174,050	$(44,330)	$129,720
USD	4,300	3 Month USD LIBOR Interest Rate Swap strike @ 2.90%, terminating 02/15/27	CSI	Pay	02/13/17	122,550	(27,472)	95,078
EUR	10,430	6 Month EURIBOR Interest Rate Swap strike @ 1.00%, terminating 11/01/22	GS	Pay	10/30/17	101,939	(64,418)	37,521
						$398,539	$(136,220)	$262,319
						$653,014	$(463,564)	$189,450

Written swaptions activity for the six months ended January 31, 2016 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2015	$780,961
Swaptions written	158,854
Swaptions exercised	(262,904)
Foreign exchange options terminated in closing purchase transactions	(23,897)
Swaptions outstanding at January 31, 2016	$653,014

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
93	USD	90-Day Eurodollar Futures	December 2016	$23,020,096	$23,060,513	$40,417
US Treasury futures buy contracts:
477	USD	US Treasury Note 2 Year Futures	March 2016	103,810,029	104,284,125	474,096
390	USD	US Treasury Note 5 Year Futures	March 2016	46,302,757	47,062,031	759,274
				$173,132,882	$174,406,669	$1,273,787
				Proceeds
Interest rate futures sell contracts:
92	USD	90-Day Eurodollar Futures	December 2017	$22,668,343	$22,726,300	$(57,957)
US Treasury futures sell contracts:
40	USD	Ultra Long US Treasury Bond Futures	March 2016	6,317,729	6,647,500	(329,771)
33	USD	US Long Bond Futures	March 2016	5,053,077	5,314,031	(260,954)
64	USD	US Treasury Note 10 Year Futures	March 2016	8,111,796	8,293,000	(181,204)
				$42,150,945	$42,980,831	$(829,886)
						$443,901

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
BOA	USD	1,129,283	EUR	1,044,500	02/03/16	$2,251
GSI	EUR	1,044,500	USD	1,140,322	02/03/16	8,788
						$11,039

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Value	Unrealized depreciation
USD	7,100	11/30/19	1.650%	3 Month USD LIBOR	$(153,354)	$(153,463)
USD	7,000	05/31/20	1.660	3 Month USD LIBOR	(121,531)	(121,652)
USD	13,000	05/31/20	1.668	3 Month USD LIBOR	(229,886)	(230,112)
USD	4,810	05/31/20	1.422	3 Month USD LIBOR	(36,767)	(36,852)
					$(541,538)	$(542,079)

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Credit default swaps on credit index—sell protection13

Counterparty	Referenced obligations[14]	Notional amount (000)		Termination dates	Payments received by the Portfolio[12]	Upfront payments received	Value	Unrealized appreciation (depreciation)
GS	Markit CMBX NA Series 6 Index	USD	260	05/11/63	3.000%	$20,824	$(20,679)	$145
CSI	Markit CMBX NA Series 6 Index	USD	430	01/17/47	1.500	36,253	(30,243)	6,010
JPMCB	Markit CMBX NA Series 6 Index	USD	300	11/17/45	3.000	387	(27,156)	(26,769)
						$21,211	$(78,078)	$(20,614)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$165,926,067	$—	$165,926,067
Federal home loan bank certificate	—	772,032	—	772,032
Federal home loan mortgage corporation certificates	—	557,654	—	557,654
Federal national mortgage association certificate	—	520,918	—	520,918
Collateralized mortgage obligations	—	35,203,593	138,624	35,342,217
Asset-backed securities	—	58,050,142	3,576,444	61,626,586
Corporate notes	—	135,286,101	—	135,286,101
Non-US government obligations	—	1,988,064	—	1,988,064
Municipal bonds and notes	—	129,032	—	129,032
Preferred stock	47,940	—	—	47,940
Repurchase agreement	—	19,086,000	—	19,086,000
Investment of cash collateral from securities loaned	—	45,272,570	—	45,272,570
Futures contracts	1,273,787	—	—	1,273,787
Forward foreign currency contracts	—	11,039	—	11,039
Total	$1,321,727	$462,803,212	$3,715,068	$467,840,007
Liabilities
Written swaptions	$—	$(463,564)	$—	$(463,564)
Futures contracts	(829,886)	—	—	(829,886)
Swap agreements	—	(619,616)	—	(619,616)
Total	$(829,886)	$(1,083,180)	$—	$(1,913,066)

At January 31, 2016, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2016:

	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$236,631	$2,311,517	$2,548,148
Purchases	—	1,378,591	1,378,591
Sales	(100,151)	(108,740)	(208,891)
Accrued discounts/(premiums)	—	265	265
Total realized gain/(loss)	1,158	12	1,170
Net change in unrealized appreciation/depreciation	986	(5,201)	(4,215)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$138,624	$3,576,444	$3,715,068

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016 was $(5,185).

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	93.7%
Cayman Islands	1.3
Canada	0.6
United Kingdom	0.5
Netherlands	0.5
Argentina	0.4
Venezuela	0.4
Mexico	0.3
Germany	0.3
Guernsey	0.3
Australia	0.2
Austria	0.2
France	0.2
Colombia	0.2
Italy	0.2
Sweden	0.1
Ireland	0.1
Japan	0.1
Peru	0.1
New Zealand	0.1
Spain	0.1
Switzerland	0.1
Norway	0.0	†
Curacao	0.0	†
Uruguay	0.0	†
Brazil	0.0	†
South Africa	0.0	†
United States Virgin Islands	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Portfolio footnotes

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2016.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 18.72% of net assets as of January 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.01% of net assets as of January 31, 2016, are considered illiquid and restricted (see table below for more information).

Illiquid & restricted securities	Acquisition Date	Acquisition Cost	Acquisition Cost as a percentage of net assets	Value at 01/31/16	Value as a percentage of net assets
VFC LLC, Series 2014-2, Class A 2.750% due 07/20/30	07/09/14	$250,000	0.06%	$13,139	0.00%
VFC LLC, Series 2015-3, Class A 2.750%, due 12/20/31	03/25/15	250,000	0.06	33,331	0.01
				$46,470	0.01%

7  Step bond that converts to the noted fixed rate at a designated future date.

8  Perpetual investment. The maturity date reflects the next call date.

9  Non cumulative preferred stock. Convertible until 01/15/18.

10  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$15,390,673	$275,333,869	$245,451,972	$45,272,570	$9,524

11  Illiquid investment as of January 31, 2016.

12  Payments made/received are based on the notional amount.

13  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 0.58% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Government/Credit Index (the "benchmark") rose 1.12% and the Lipper Core Plus Bond Funds category posted a median return of -0.35%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 56. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments2

PIMCO

Our portion of the Portfolio underperformed its benchmark during the reporting period. An underweight to US duration was negative for results as the yield on the 10-year US Treasury fell 26 basis points (0.26%) over the six month period. (Duration measures a portfolio's sensitivity to interest rate changes.) Additionally, yield curve positioning, with an overall underweight to the long end of the yield curve, was negative for returns as longer-term rates outperformed short rates. European interest rate strategies were also negative for results. A short exposure to UK duration was a detractor as yields fell in the country. This was partially offset by an allocation to European peripherals, especially Italy, as yields in the region declined. An allocation to Mexican local rates was positive for performance as these securities benefited from stable yields and high coupon payments.

An underweight to corporate bonds was beneficial as the sector lagged like-duration Treasuries during the period. The asset class' performance deteriorated amid a sell-off in oil and heavy primary market supply. However, our returns were hurt by an allocation to high yield credit as the sector underperformed like-duration Treasuries.

Exposure to non-agency mortgages was positive for returns as prices on selected securities generally increased. Conversely, security selection of agency mortgages detracted from returns. An allocation to US Treasury Inflation-Protected Securities ("TIPS") detracted from performance as inflation expectations

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

PIMCO The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based

(continued on next page)

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Subadvisors' comments – continued

declined. Lastly, our portion of the Portfolio benefited from its long US dollar position against the euro and a basket of emerging market currencies.

Overall, derivative usage was negative during the period as our portion of the Portfolio was short swap rates, which outperformed Treasury rates. The selling of interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities, detracted from performance as swap spreads tightened. Credit default swaps were also utilized to manage credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Currency options and forwards were used to gain exposure to foreign currency markets. Government treasury futures were utilized to adjust interest rate exposures and replicate government bond positions.

Neuberger Berman

Our portion of the Portfolio underperformed its benchmark during the reporting period. With continued conviction that the economy is stronger than what is priced into the market, we maintained an overweight to spread sectors (non-US Treasury fixed income securities) versus US Treasury securities. Spread sectors can provide an incremental source of yield and they generally perform better in a stronger economy. However, our spread sector allocations underperformed Treasuries during the period as concerns of a continued economic slowdown and anticipated delays in the path of Federal Reserve Board rate hikes boosted safe haven Treasuries at the expense of other sectors.

The largest detractor from our results was an overweight to high yield corporate bonds, as they performed poorly amid widening spreads. Concerns that declining growth in China will affect other markets and declining commodity prices weighed on the high yield market. Positioning in investment grade corporate bonds was positive for performance, but our portion of the Portfolio was tilted more toward higher beta names which negatively impacted performance. (Beta is a measure of volatility or risk relative to the market as a whole.) Overweights to TIPS and emerging market debt also detracted from results as "risk-off" sentiment weighed on inflation expectations and emerging markets. Finally, our defensive duration positioning was not rewarded as longer-term interest rates declined during the period. Yield curve positioning was also negative for results. On the upside, an overweight to non-agency mortgage-backed securities was positive for performance.

Investment process (concluded)

on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the Portfolio's assets, which it monitors on an ongoing basis, including exposures to sectors and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Subadvisors' comments – concluded

Several adjustments were made to our portion of the Portfolio during the reporting period. We reduced our underweight to US Treasuries, while increasing our allocations to non-agency mortgage-backed securities and investment grade corporate financial bonds. Elsewhere, we reduced our exposures to emerging market debt, investment grade corporate industrials sector bonds and global sovereigns.

Financial derivatives were used during the reporting period to manage interest rate risk and shorten our overall portfolio duration relative to the benchmark. The use of these instruments detracted from performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.72)%	(2.42)%	3.65%	5.63%
Class C2	(0.95)%	(2.96)%	3.17%	5.12%
Class Y3	(0.56)%	(2.30)%	3.90%	5.91%
Class P4	(0.58)%	(2.25)%	3.91%	5.89%
After deducting maximum sales charge
Class A1	(5.20)%	(6.84)%	2.71%	5.14%
Class C2	(1.68)%	(3.67)%	3.17%	5.12%
Barclays US Government/Credit Index[5]	1.12%	(1.06)%	3.67%	4.63%
Lipper Core Plus Bond Funds median	(0.35)%	(1.57)%	3.66%	4.95%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.77)%	(0.43)%	3.63%	5.57%
Class C2	(1.01)%	(0.97)%	3.14%	5.06%
Class Y3	(0.69)%	(0.30)%	3.85%	5.85%
Class P4	(0.65)%	(0.25)%	3.87%	5.82%
After deducting maximum sales charge
Class A1	(5.20)%	(4.91)%	2.69%	5.08%
Class C2	(1.74)%	(1.69)%	3.14%	5.06%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.07% and 0.98%; Class C—1.54% and 1.45%; Class Y—0.93% and 0.81%; and Class P—0.82% and 0.73% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.06%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%; and (2) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Weighted average duration	5.31 yrs.
Weighted average maturity	8.10 yrs.
Average coupon	3.46%
Net assets (mm)	$864.1
Number of holdings	768
Portfolio composition[1]	01/31/16
Bonds, notes and loan assignments	112.8%
Investment companies	0.6
Preferred stock	0.1
Options, futures, swaps and forward foreign currency contracts	(1.8)
Cash equivalents and other assets less liabilities	(11.7)
Total	100.0%
Quality diversification[1,2]	01/31/16
US government and agency securities	42.2%
AAA	3.7
AA	3.3
A	12.6
BBB	22.6
BB	7.1
B	3.8
Below B/non-rated	18.1
Preferred stock	0.1
Options, futures, swaps and forward foreign currency contracts	(1.8)
Cash equivalents and other assets less liabilities	(11.7)
Total	100.0%
Asset allocation[1]	01/31/16
Corporate notes	41.0%
US government obligations	37.1
Collateralized mortgage obligations	15.3
Asset-backed securities	8.3
US government agency mortgage pass-through certificates	5.1
Non-US government obligations	3.2
Municipal bonds and notes	1.8
Loan assignments	1.0
Investment companies	0.6
Preferred stock	0.1
Options, futures, swaps, and forward foreign currency contracts	(1.8)
Cash equivalents and other assets less liabilities	(11.7)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
US government obligations—37.13%
Residual Funding Corp. Principal Strip 0.000%, due 04/15/30[2]	1,300,000	$857,602
US Treasury Bonds 2.500%, due 02/15/45	55,700,000	52,788,784
2.750%, due 08/15/42	1,000,000	1,007,461
2.750%, due 11/15/42	9,700,000	9,751,914
2.875%, due 05/15/43	1,800,000	1,851,116
2.875%, due 08/15/45	13,100,000	13,414,701
3.000%, due 05/15/42	5,200,000	5,508,547
3.000%, due 11/15/44	16,300,000	17,126,459
3.000%, due 11/15/45	4,500,000	4,729,748
3.125%, due 08/15/44	16,900,000	18,211,068
4.500%, due 02/15/36	145,000	194,408
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	1,218,476	1,102,086
0.750%, due 02/15/45	1,612,704	1,447,905
1.375%, due 02/15/44	1,425,788	1,491,990
1.750%, due 01/15/28	20,421,784	22,746,886
2.000%, due 01/15/26	7,653,504	8,688,916
2.375%, due 01/15/25	1,259,180	1,457,763
2.375%, due 01/15/27	5,178,668	6,107,659
2.500%, due 01/15/29	15,808,793	19,072,439
3.875%, due 04/15/29	1,292,210	1,786,025
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/20	3,040,620	3,048,498
0.125%, due 07/15/22[3]	5,779,928	5,716,106
0.125%, due 07/15/24	42,683,347	41,393,414
0.250%, due 01/15/25	5,150,794	5,015,050
0.375%, due 07/15/25	5,304,664	5,238,632
US Treasury Notes 2.000%, due 02/28/21	18,100,000	18,644,412
2.125%, due 09/30/21	27,500,000	28,458,210
2.250%, due 04/30/21[3]	17,400,000	18,134,750
2.500%, due 05/15/24[3]	800,000	841,782
2.750%, due 02/15/24[3]	3,855,000	4,132,980
3.625%, due 08/15/19	800,000	869,750
Total US government obligations (cost—$325,625,247)		320,837,061
Government national mortgage association certificates—0.00%††
GNMA II ARM 1.625%, due 11/20/23[4]	3,262	3,375
1.750%, due 01/20/26[4]	7,891	8,118
1.750%, due 05/20/26[4]	14,688	15,136
1.875%, due 07/20/25[4]	4,448	4,598
Total government national mortgage association certificates (cost—$30,597)		31,227
Federal home loan bank certificate—0.03%
FHLB 5.500%, due 07/15/36 (cost—$278,610)	200,000	271,208
	Face amount[1]	Value
Federal home loan mortgage corporation certificates—0.35%
FHLMC 7.645%, due 05/01/25[5,6]	1,036,035	$1,108,558
FHLMC ARM 5.535%, due 03/01/36[4]	40,114	40,991
FHLMC TBA 4.000%, VRD	1,800,000	1,921,008
Total federal home loan mortgage corporation certificates (cost—$2,980,730)		3,070,557
Federal housing administration certificates—0.00%††
FHA GMAC 7.430%, due 06/01/21[5,6]	12,001	11,971
FHA Reilly 7.430%, due 10/01/20[5,6]	2,780	2,638
Total federal housing administration certificates (cost—$15,406)		14,609
Federal national mortgage association certificates—4.70%
FNMA 3.500%, due 11/01/21	1,114,231	1,214,521
3.500%, due 12/01/25	66,033	69,888
4.500%, due 04/01/29	341,203	370,842
5.401%, due 11/01/34	8,230,471	9,872,679
FNMA ARM 1.656%, due 08/01/40[4]	46,365	46,903
2.042%, due 01/01/36[4]	57,783	60,387
2.394%, due 05/01/30[4]	41,593	43,342
2.465%, due 04/01/27[4]	12,472	13,102
2.491%, due 05/01/27[4]	9,675	9,933
2.499%, due 12/01/35[4]	80,903	85,312
2.505%, due 03/01/36[4]	38,524	40,941
2.533%, due 10/01/35[4]	62,097	66,005
2.655%, due 11/01/35[4]	85,178	88,650
2.679%, due 01/01/36[4]	43,681	46,560
2.687%, due 09/01/35[4]	54,684	57,814
4.807%, due 03/01/36[4]	73,557	77,045
5.234%, due 02/01/36[4]	80,681	85,813
5.279%, due 03/01/36[4]	57,236	59,931
5.470%, due 03/01/36[4]	39,834	42,054
5.640%, due 06/01/36[4]	9,123	9,055
FNMA ARM COFI 3.250%, due 11/01/26[5,6]	24,212	21,115
FNMA TBA 3.500%	6,000,000	6,276,328
4.000%	19,550,000	20,855,756
4.500%	1,000,000	1,085,005
Total federal national mortgage association certificates (cost—$38,677,766)		40,598,981

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—15.27%
Alba PLC, Series 2007-1, Class A3 0.755%, due 03/17/39[4,7]	GBP	670,166	$853,067
ARM Trust, Series 2005-5, Class 2A1 2.759%, due 09/25/35[4]		256,807	212,350
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.739%, due 04/10/49[4]		396,828	406,139
Banc of America Funding Corp., Series 2005-D, Class A1 2.770%, due 05/25/35[4]		1,219,928	1,237,273
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.676%, due 02/17/51[4,8]		1,733,040	1,764,061
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[8]		1,000,000	1,015,226
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.551%, due 07/20/32[4]		3,339	3,382
Series 2004-H, Class 2A2 2.814%, due 09/25/34[4]		1,269,902	1,241,112
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[8]		3,600,000	3,772,456
BBCMS Trust, Series 2015-RRI, Class A 1.576%, due 05/15/32[4,8]		3,700,000	3,647,424
BCAP LLC 2011-RR10 Trust, Class 3A5 2.760%, due 06/26/35[4,8]		973,109	968,182
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.280%, due 10/25/33[4]		32,908	30,600
Series 2004-9, Class 2A1 2.711%, due 09/25/34[4]		636,069	596,160
Series 2005-7, Class 22A1 2.815%, due 09/25/35[4]		995,238	834,902
Series 2006-1, Class 21A2 2.635%, due 02/25/36[4]		984,970	704,306
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 2.575%, due 04/25/33[4]		44,119	44,248
Series 2003-5, Class 2A1 2.613%, due 08/25/33[4]		271,990	271,130
Series 2004-3, Class 1A2 2.929%, due 07/25/34[4]		182,950	176,494
Series 2004-6, Class 2A1 2.964%, due 09/25/34[4]		1,168,331	1,071,064
Series 2004-7, Class 1A1 2.997%, due 10/25/34[4]		340,644	306,768
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-2, Class A1 3.090%, due 03/25/35[4]	762,789	$762,598
Series 2005-5, Class A2 2.480%, due 08/25/35[4]	1,370,347	1,370,633
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35	2,527,000	2,420,985
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	989,320	858,660
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA 1.412%, due 09/10/46[4,8,9]	4,372,882	237,632
Series 2013-GC17, Class XA 1.592%, due 02/10/48[4,8,9]	3,660,812	347,910
Series 2013-GC17, Class XA 1.653%, due 11/10/46[4,8,9]	12,672,574	787,105
Series 2015-GC29, Class XA 1.313%, due 04/10/48[4,8,9]	3,330,900	247,616
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 2.660%, due 05/25/35[4]	480,549	472,906
Series 2005-4, Class A 2.783%, due 08/25/35[4]	1,081,144	1,064,384
Series 2005-6, Class A2 2.650%, due 09/25/35[4]	93,855	94,018
Series 2005-6, Class A3 2.070%, due 09/25/35[4]	17,481	16,926
COMM Mortgage Trust, Series 2014-LC15, Class XA 1.557%, due 04/10/47[4,8,9]	12,732,122	897,384
Series 2014-UBS3, Class XA 1.504%, due 06/10/47[4,8,9]	3,615,253	264,715
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	98,291	101,828
Series 2005-62, Class 2A1 1.285%, due 12/25/35[4]	390,613	324,607
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	768,072	657,599
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 5.929%, due 01/25/34[4,8]	847,291	846,307
Series 2004-12, Class 11A1 2.761%, due 08/25/34[4]	354,476	312,312
Series 2004-12, Class 11A2 2.761%, due 08/25/34[4]	231,496	209,891
Series 2004-12, Class 12A1 2.727%, due 08/25/34[4]	70,628	61,021
Series 2005-HYB9, Class 5A1 2.602%, due 02/20/36[4]	315,156	276,703

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Credit Suisse Commercial Mortgage Trust, Series 2006-C2, Class A1A 5.857%, due 03/15/39[4]	1,914,001	$1,912,192
Series 2007-C5, Class A4 5.695%, due 09/15/40[4]	394,303	409,092
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	60,733	68,018
Series 1278, Class K 7.000%, due 05/15/22	24,248	26,173
Series 1367, Class KA 6.500%, due 09/15/22	672	747
Series 1502, Class PX 7.000%, due 04/15/23	208,014	227,948
Series 1503, Class PZ 7.000%, due 05/15/23	62,305	69,721
Series 1534, Class Z 5.000%, due 06/15/23	68,635	73,362
Series 1548, Class Z 7.000%, due 07/15/23	45,691	50,913
Series 1562, Class Z 7.000%, due 07/15/23	79,366	88,874
Series 1694, Class Z 6.500%, due 03/15/24	36,089	40,032
Series 2061, Class Z 6.500%, due 06/15/28	124,450	142,068
Series 2400, Class FQ 0.926%, due 01/15/32[4]	84,423	85,451
Series 2764, Class LZ 4.500%, due 03/15/34	1,185,957	1,286,458
Series 2764, Class ZG 5.500%, due 03/15/34	2,943,743	3,290,703
Series 2835, Class JZ 5.000%, due 08/15/34	626,677	689,716
Series 2921, Class PG 5.000%, due 01/15/35	4,589,136	5,077,255
Series 2983, Class TZ 6.000%, due 05/15/35	2,570,606	2,932,557
Series 3149, Class CZ 6.000%, due 05/15/36	2,911,791	3,306,771
Series T-054, Class 2A 6.500%, due 02/25/43	628,208	750,604
Series T-058, Class 2A 6.500%, due 09/25/43	2,221,551	2,612,367
Series T-075, Class A1 0.467%, due 12/25/36[4]	833,985	830,007
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.723%, due 08/25/35[4]	53,366	46,983
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	1,807	1,910
Series 1992-129, Class L 6.000%, due 07/25/22	3,475	3,764
	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
Series 1993-060, Class Z 7.000%, due 05/25/23		52,927	$57,988
Series 1993-070, Class Z 6.900%, due 05/25/23		8,868	9,899
Series 1993-096, Class PZ 7.000%, due 06/25/23		49,667	54,490
Series 1993-160, Class ZB 6.500%, due 09/25/23		18,384	20,024
Series 1993-163, Class ZB 7.000%, due 09/25/23		4,696	5,238
Series 1998-066, Class FG 0.727%, due 12/25/28[4]		35,194	35,381
Series 1999-W4, Class A9 6.250%, due 02/25/29		300,993	333,493
Series 2000-034, Class F 0.877%, due 10/25/30[4]		6,327	6,405
Series 2002-080, Class A1 6.500%, due 11/25/42		979,833	1,122,477
Series 2003-064, Class AH 6.000%, due 07/25/33		2,507,503	2,872,708
Series 2003-W8, Class 2A 7.000%, due 10/25/42		52,785	61,354
Series 2004-T1, Class 1A1 6.000%, due 01/25/44		796,709	918,421
Series 2004-W8, Class 2A 6.500%, due 06/25/44		910,475	1,040,105
Series 2005-024, Class ZE 5.000%, due 04/25/35		1,246,906	1,383,287
Series 2005-120, Class ZU 5.500%, due 01/25/36		3,286,549	3,707,318
Series 2006-065, Class GD 6.000%, due 07/25/26		1,288,556	1,446,922
Trust 1993-037, Class PX 7.000%, due 03/25/23		10,137	11,216
Trust G92-040, Class ZC 7.000%, due 07/25/22		7,464	8,181
German Residential Funding Ltd., Series 2013-1, Class A 1.046%, due 08/27/24[4,7]	EUR	1,852,295	2,028,664
GNMA REMIC, Trust Series 2000-009, Class FG 1.026%, due 02/16/30[4]		58,005	58,462
Trust Series 2002-031, Class FW 0.826%, due 06/16/31[4]		62,178	62,478
Trust Series 2003-98, Class Z 6.000%, due 11/20/33		7,521,397	8,540,518
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35		8,697,955	10,201,286
Trust Series 2015-H20, Class FB 0.851%, due 08/20/65[4]		1,792,695	1,774,891

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—(continued)
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.914%, due 09/25/35[4]		765,717	$785,872
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 1.126%, due 01/19/35[4]		80,493	56,188
Series 2005-4, Class 3A1 2.683%, due 07/19/35[4]		428,891	376,916
Housing Security, Inc., Series 1992-8, Class B 2.078%, due 06/25/24[4]		24,484	24,477
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 12A3 0.617%, due 06/25/37[4]		409,722	378,679
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A 5.397%, due 05/15/45		1,609,803	1,624,492
Series 2006-LDP9, Class A1A 5.257%, due 05/15/47		1,785,392	1,813,030
JP Morgan Mortgage Trust, 2005-A8, Series Class 1A1 2.635%, due 11/25/35[4]		1,619,580	1,527,341
JP Morgan Mortgage Trust, 2006-A4, Series 2006-A4, Class 2A2 2.478%, due 06/25/36[4]		658,265	589,865
Ludgate Funding PLC, Series 2007-1, Class A2A 0.751%, due 01/01/61[4,7]	GBP	2,265,450	2,868,892
Series 2008-W1X, Class A1 1.191%, due 01/01/61[4,7]	GBP	1,038,284	1,375,470
Mansard Mortgages Parent Ltd, Series 2007-1X, Class A2 0.771%, due 04/15/47[4,7]	GBP	1,489,222	1,904,408
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[8]		1,026,703	1,041,000
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3 0.622%, due 12/26/35[4,6,8]		2,183,411	1,840,950
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.637%, due 04/25/46[4]		1,379,718	639,630
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.877%, due 12/25/36[4]		1,217,563	335,449
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		1,203,550	1,209,425
	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 0.626%, due 07/20/36[4]	324,169	$292,571
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.593%, due 07/25/34[4]	706,501	704,600
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1.086%, due 09/19/32[4]	177,689	172,703
Series 2006-AR3, Class 11A1 0.637%, due 04/25/36[4]	2,480,579	1,753,742
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	60,355	62,879
Series 2002-20K, Class 1 5.080%, due 11/01/22	469,856	504,812
Series 2005-20H, Class 1 5.110%, due 08/01/25	591,476	642,590
Series 2007-20D, Class 1 5.320%, due 04/01/27	2,139,382	2,383,295
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A 5.749%, due 07/15/45[4]	6,295,261	6,334,905
Series 2007-C32, Class A3, 5.899%, due 06/15/49[4]	359,000	368,097
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.685%, due 06/25/42[4]	36,910	35,481
Series 2005-AR13, Class A1A1 0.717%, due 10/25/45[4]	1,075,984	988,518
Series 2005-AR15, Class A1A1 0.687%, due 11/25/45[4]	126,684	118,188
Series 2006-AR2, Class 2A1 3.268%, due 03/25/36[4]	1,064,156	955,220
Series 2006-AR7, Class 3A 2.144%, due 07/25/46[4]	1,717,174	1,532,950
Series 2006-AR9, Class 1A 1.285%, due 08/25/46[4]	1,213,797	1,003,484
Series 2006-AR9, Class 2A 2.149%, due 08/25/46[4]	933,739	830,060
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.787%, due 12/25/33[4]	210,411	211,038
Series 2004-CC, Class A1 2.838%, due 01/25/35[4]	129,395	130,457
Series 2004-DD, Class 2A6 2.834%, due 01/25/35[4]	1,488,190	1,475,047
Series 2006-AR2, Class 2A1 2.781%, due 03/25/36[4]	1,131,159	1,120,371

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Collateralized mortgage obligations—(concluded)
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class XA 1.598%, due 03/15/47[4,8,9]		4,581,696	$327,566
Total collateralized mortgage obligations (cost—$128,159,882)			131,915,634
Asset-backed securities—8.30%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 0.900%, due 09/25/35[4]		1,825,000	1,508,392
Aegis Asset Backed Securities Trust, Series 2005-3, Class M2 0.907%, due 08/25/35[4]		1,640,000	1,398,497
AmeriCredit Automobile Receivables, Series 2016-1, Class A2A 1.520%, due 06/10/19		900,000	900,903
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Class M3 0.917%, due 07/25/35[4]		1,590,000	1,407,848
Series 2005-R8, Class M1 0.897%, due 10/25/35[4]		1,000,000	971,371
Series 2005-R8, Class M3 0.937%, due 10/25/35[4]		1,700,000	1,394,415
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1 0.917%, due 10/25/35[4]		770,000	622,482
Bosphorus CLO, Series 1X, Class A 1.077%, due 11/10/23[4,7]	EUR	1,074,062	1,158,513
Carlyle Global Market Strategies CLO 2012-1 Ltd, Series 2012-1A, Class AR 1.854%, due 04/20/22[4,8]		1,900,000	1,893,973
Centex Home Equity Loan Trust, Series 2005-D, Class M3 0.907%, due 10/25/35[4]		1,100,000	966,443
CHEC Loan Trust, Series 2004-2, Class M1 1.067%, due 06/25/34[4]		1,408,951	1,271,123
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH4, Class M1
0.707%, due 11/25/36[4]		488,000	394,019
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE 1.350%, due 11/27/28[4,8]	EUR	2,400,000	2,606,067
	Face amount[1]	Value
Asset-backed securities—(continued)
Countrywide Asset-Backed Certificates, 0.607%, due 07/25/36[4]	482,310	$472,702
Series 2005-13, Class 3AV3 0.672%, due 04/25/36[4]	223,848	222,489
Credit Suisse Mortgage Capital Certificate, Series 2010-UD1 5.926%, due 12/16/49[4,8]	897,302	914,008
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[10]	491,295	293,004
Dell Equipment Finance Trust, Series 2015-2, Class A1 0.530%, due 10/24/16[8]	1,147,689	1,147,691
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.246%, due 09/15/29[4]	55,786	50,817
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.792%, due 01/15/22[4,8]	7,393,683	7,368,205
EFS Volunteer LLC, Series 2010-1, Class A1 1.469%, due 10/26/26[4,8]	175,325	174,599
FBR Securitization Trust, Series 2005-2, Class M2 1.172%, due 09/25/35[4]	1,625,000	1,410,793
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 0.957%, due 09/25/35[4]	1,000,000	938,345
Fremont Home Loan Trust, Series 2005-2, Class M3 1.177%, due 06/25/35[4]	620,000	532,390
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A 1.315%, due 10/18/21[4,8]	1,100,384	1,092,914
GSAMP Trust, Series 2006-HE4, Class A1 0.567%, due 06/25/36[4]	2,981,790	2,511,617
Home Equity Asset Trust, Series 2005-2, Class M5 1.522%, due 07/25/35[4]	1,000,000	899,526
Series 2005-8, Class M1 0.857%, due 02/25/36[4]	234,000	216,761
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-D, Class AII4 0.777%, due 03/25/36[4]	1,610,000	1,387,880
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2 0.817%, due 01/25/36[4]	1,745,000	1,403,688
Inwood Park CDO Ltd., Series 2006-1A, Class A1A 0.849%, due 01/20/21[4,8]	1,062,001	1,058,397

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Asset-backed securities—(continued)
JP Morgan Mortgage Acquisition Trust, 2006-NC1, Class A1 0.592%, due 04/25/36[4]		2,228,530	$2,073,411
JP Morgan Mortgage Acquisition Trust, 2007-CH1, Class MV2 0.702%, due 11/25/36[4]		1,680,000	1,437,409
JP Morgan Mortgage Acquisition Trust, Series 2007-CH2, Class AV1
0.587%, due 01/25/37[4]		2,238,140	2,174,296
LightPoint Pan-European CLO 2006-1 PLC, Series 2006-1X, Class A 0.090%, due 01/31/22[4,7]	EUR	19,822	21,473
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 1.132%, due 12/25/34[4]		484,646	431,877
Series 2006-NC1, Class M1 0.807%, due 12/25/35[4]		1,700,000	1,412,959
Morgan Stanley Home Equity Loan Trust, Series 2005-4, Class M1 0.837%, due 09/25/35[4]		1,660,000	1,408,915
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 0.757%, due 02/25/36[4]		2,000,000	1,858,075
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1, Class M4 1.017%, due 09/25/35[4]		1,650,000	1,457,141
Series 2006-HE1, Class M1 0.837%, due 02/25/36[4]		1,600,000	1,458,642
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class M1 0.867%, due 11/25/35[4]		1,500,000	1,404,644
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M4 2.152%, due 09/25/34[4]		220,733	188,916
RAMP, Series 2006-RZ1 Trust, Class M2 0.847%, due 03/25/36[4]		1,110,000	994,322
RASC, Series 2005-KS11 Trust, Class M2 0.847%, due 12/25/35[4]		1,100,000	936,800
Series 2005-KS12 Trust, Class M2 0.887%, due 01/25/36[4]		1,700,000	1,432,377
	Face amount[1]		Value
Asset-backed securities—(concluded)
Series 2005-KS4 Trust, Class M3 1.372%, due 05/25/35[4]		1,690,000	$1,427,207
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1.772%, due 12/25/34[4]		753,022	665,486
Saxon Asset Securities Trust, Series 2004-1, Class M1 1.217%, due 03/25/35[4]		913,243	821,028
Securitized Asset-Backed Receivables LLC Trust, Series 2006-OP1, Class M2 0.817%, due 10/25/35[4]		1,655,000	1,427,114
SLM Student Loan Trust, Series 2008-9, Class A 2.119%, due 04/25/23[4]		2,564,818	2,556,784
Soundview Home Loan Trust, Series 2005-OPT1, Class M2 1.102%, due 06/25/35[4]		1,110,000	983,495
Series 2005-OPT3, Class M1 0.897%, due 11/25/35[4]		640,000	530,479
Series 2006-1, Class A4 0.727%, due 02/25/36[4]		600,000	525,688
Series 2006-OPT2, Class A3 0.607%, due 05/25/36[4]		1,545,291	1,455,289
Series 2006-WF2, Class M1 0.647%, due 12/25/36[4]		1,720,000	1,424,919
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 0.860%, due 04/18/22[4,8]		1,090,969	1,067,028
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31		735,294	724,815
Series 2005-WF1, Class M1 1.087%, due 02/25/35[4]		206,737	177,042
Sunrise SRL, Series 09, Class A 0.396%, due 08/27/31[4]	EUR	648,928	702,812
Total asset-backed securities (cost—$72,114,234)			71,770,315
Corporate notes—41.01%
Aerospace & defense—0.28%
Lockheed Martin Corp. 2.500%, due 11/23/20		2,400,000	2,419,255
Airlines—1.05%
Air Canada 2013-1, Class B Pass Through Trust 5.375%, due 05/15/21[8]		1,946,603	1,912,538
American Airlines 2013-2, Class A Pass Through Trust 4.950%, due 01/15/23		2,150,360	2,274,005
American Airlines 2014-1, Class B Pass Through Trust 4.375%, due 10/01/22		1,817,518	1,790,255

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate notes—(continued)
Airlines—(concluded)
Continental Airlines 2009-2, Series A Pass Through Trust 7.250%, due 11/10/19		144,104	$162,621
Continental Airlines 2012-2, Class A Pass Through Trust 4.000%, due 10/29/24		1,435,154	1,469,053
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		1,401,188	1,459,758
			9,068,230
Auto & truck—0.35%
General Motors Co. 5.000%, due 04/01/35[11]		3,400,000	3,067,721
Auto parts & equipment—0.02%
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23		60,000	61,350
6.500%, due 03/01/21		120,000	126,000
			187,350
Banking-non-US—5.37%
ABN AMRO Bank NV 2.450%, due 06/04/20[8]		5,700,000	5,703,751
BPE Financiaciones SA 2.500%, due 02/01/17	EUR	3,600,000	3,946,735
Cooperatieve Rabobank UA 8.375%, due 07/26/16[4,7,12]		1,800,000	1,836,576
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25[11]		2,000,000	1,944,862
3.800%, due 09/15/22[11]		1,900,000	1,922,040
Depfa ACS Bank 5.125%, due 03/16/37[6]		1,900,000	2,480,526
DNB Bank ASA 3.200%, due 04/03/17[8]		3,900,000	3,976,951
Eksportfinans ASA 2.375%, due 05/25/16[11]		1,298,000	1,296,170
2.875%, due 11/16/16	CHF	100,000	98,667
5.500%, due 05/25/16		800,000	808,300
5.500%, due 06/26/17		400,000	416,320
Export-Import Bank of Korea 4.375%, due 09/15/21		1,300,000	1,441,880
5.000%, due 04/11/22		3,300,000	3,771,724
5.125%, due 06/29/20		400,000	449,890
ING Groep NV 6.500%, due 04/16/25[4,12]		610,000	590,937
KBC Bank NV 8.000%, due 01/25/23[4,7]		2,200,000	2,379,850
Lloyds Bank PLC 1.144%, due 08/17/18[4]		1,600,000	1,596,245
3.500%, due 05/14/25		3,700,000	3,762,589
Lloyds Banking Group PLC 7.500%, due 06/27/24[4,12]		810,000	838,350
Novo Banco SA 5.000%, due 05/21/19	EUR	1,629,000	1,376,486
	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Royal Bank of Scotland Group PLC 8.000%, due 08/10/25[4,12]		810,000	$831,262
Royal Bank of Scotland PLC MTN 9.500%, due 03/16/22[4,7]		1,600,000	1,703,494
Societe Generale SA 4.250%, due 04/14/25[8,11]		1,000,000	926,771
5.625%, due 11/24/45[8]		580,000	538,006
8.000%, due 09/29/25[4,8,11,12]		1,800,000	1,777,500
			46,415,882
Banking-US—3.74%
Aviation Capital Group Corp. 6.750%, due 04/06/21[8,11]		4,820,000	5,386,350
Bank of America Corp. 2.600%, due 01/15/19		500,000	501,987
5.750%, due 12/01/17		500,000	531,787
6.100%, due 03/17/25[4,12]		1,385,000	1,408,130
7.625%, due 06/01/19[11]		2,900,000	3,357,707
Bank of America Corp. MTN 3.300%, due 01/11/23		400,000	393,949
4.000%, due 04/01/24		975,000	993,400
4.000%, due 01/22/25		1,500,000	1,470,137
4.125%, due 01/22/24		3,700,000	3,805,783
Capital One Financial Corp. 5.550%, due 06/01/20[4,12]		1,065,000	1,059,009
CIT Group, Inc. 5.250%, due 03/15/18		245,000	253,114
5.500%, due 02/15/19[8]		60,000	61,950
JPMorgan Chase & Co. 6.300%, due 04/23/19		400,000	449,960
JPMorgan Chase Bank N.A. 0.832%, due 06/13/16[4]		400,000	399,569
4.375%, due 11/30/21[4,7]	EUR	500,000	553,081
6.000%, due 10/01/17		2,700,000	2,875,284
Synchrony Financial 2.700%, due 02/03/20		500,000	492,027
Wells Fargo & Co. 5.875%, due 06/15/25[4,12]		1,000,000	1,051,860
Wells Fargo & Co. GMTN 2.600%, due 07/22/20		3,300,000	3,328,971
Wells Fargo & Co. MTN 3.000%, due 02/19/25		4,000,000	3,910,888
			32,284,943
Beverages—0.42%
Anheuser-Busch InBev Finance, Inc. 3.300%, due 02/01/23		500,000	508,386
3.650%, due 02/01/26		1,175,000	1,189,254
4.900%, due 02/01/46		1,590,000	1,647,095
Constellation Brands, Inc. 4.750%, due 11/15/24		45,000	46,969
4.750%, due 12/01/25		65,000	67,113
6.000%, due 05/01/22		65,000	72,313

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Beverages—(concluded)
Constellation Brands, Inc. (concluded) 7.250%, due 05/15/17	65,000	$68,575
		3,599,705
Building & construction—0.11%
D.R. Horton, Inc. 5.750%, due 08/15/23	80,000	84,200
Lennar Corp. 4.750%, due 11/15/22[10]	185,000	180,375
Meritage Homes Corp. 6.000%, due 06/01/25	15,000	14,625
7.000%, due 04/01/22	50,000	51,250
Odebrecht Offshore Drilling Finance Ltd. 6.625%, due 10/01/22[8]	1,562,130	343,669
PulteGroup, Inc. 6.000%, due 02/15/35	80,000	77,800
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.250%, due 04/15/21[8]	95,000	89,300
5.625%, due 03/01/24[8]	15,000	13,650
Toll Brothers Finance Corp. 4.000%, due 12/31/18	25,000	25,500
4.875%, due 11/15/25	50,000	49,000
		929,369
Building materials—0.02%
Masco Corp. 5.850%, due 03/15/17	120,000	123,780
Vulcan Materials Co. 7.500%, due 06/15/21	50,000	57,600
		181,380
Building products—0.05%
CalAtlantic Group, Inc. 5.375%, due 10/01/22	130,000	130,975
8.375%, due 05/15/18	115,000	126,788
USG Corp. 5.875%, due 11/01/21[8]	130,000	133,900
6.300%, due 11/15/16	25,000	25,625
		417,288
Cable—0.67%
AMC Networks, Inc. 7.750%, due 07/15/21	45,000	47,700
CCO Holdings LLC/CCO Holdings Capital Corp. 5.250%, due 09/30/22	75,000	75,938
7.375%, due 06/01/20	180,000	187,200
CCO Safari II LLC 4.464%, due 07/23/22[8]	3,400,000	3,406,752
4.908%, due 07/23/25[8]	885,000	885,075
6.484%, due 10/23/45[8]	845,000	849,806
CCOH Safari LLC 5.750%, due 02/15/26[8]	150,000	149,231
	Face amount[1]	Value
Corporate notes—(continued)
Cable—(concluded)
Neptune Finco Corp. 6.625%, due 10/15/25[8]	200,000	$207,475
		5,809,177
Chemicals—0.03%
Celanese US Holdings LLC 5.875%, due 06/15/21	60,000	63,600
Huntsman International LLC 5.125%, due 11/15/22[8]	65,000	55,900
NOVA Chemicals Corp. 5.000%, due 05/01/25[8]	130,000	121,875
		241,375
Commercial services—0.60%
Air Lease Corp. 3.375%, due 01/15/19	2,000,000	1,983,750
Aircastle Ltd. 4.625%, due 12/15/18	255,000	257,231
Iron Mountain, Inc. 5.750%, due 08/15/24	245,000	241,937
R.R. Donnelley & Sons Co. 7.000%, due 02/15/22	115,000	107,813
Republic Services, Inc. 3.550%, due 06/01/22	2,100,000	2,188,918
Service Corp. International 5.375%, due 01/15/22	120,000	124,800
7.000%, due 06/15/17	60,000	63,450
The ADT Corp. 2.250%, due 07/15/17	25,000	24,813
4.125%, due 06/15/23	25,000	23,000
The Hertz Corp. 4.250%, due 04/01/18	50,000	49,750
5.875%, due 10/15/20	30,000	29,475
6.750%, due 04/15/19	60,000	60,000
		5,154,937
Communications equipment—0.21%
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	1,782,976
Computers—0.20%
Seagate HDD Cayman 4.750%, due 06/01/23	1,500,000	1,289,070
4.875%, due 06/01/27[8]	565,000	425,718
		1,714,788
Construction & engineering—0.00%††
AECOM 5.875%, due 10/15/24	35,000	34,869
Consumer products—0.00%††
Spectrum Brands, Inc. 6.625%, due 11/15/22	35,000	37,275
Diversified financials—2.61%
American Express Co. 5.200%, due 11/15/19[4,12]	1,000,000	952,500
6.800%, due 09/01/66[4,11]	3,000,000	2,958,750

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[8]	483,784	$503,739
First Data Corp. 5.000%, due 01/15/24[8]	30,000	30,150
6.750%, due 11/01/20[8]	175,000	184,406
Goldman Sachs Group, Inc. 3.750%, due 05/22/25	1,900,000	1,908,951
5.150%, due 05/22/45	715,000	694,459
5.700%, due 05/10/19[4,12]	1,500,000	1,479,375
5.950%, due 01/18/18[11]	2,500,000	2,683,003
6.000%, due 06/15/20	3,400,000	3,816,565
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[6,13]	1,900,000	155,800
1.000%, due 12/30/16[6,13]	900,000	73,800
1.000%, due 01/24/49[6,13]	4,500,000	373,500
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	5,300,000	5,812,293
Navient Corp. MTN 4.875%, due 06/17/19	320,000	292,800
Rio Oil Finance Trust, Series 2014-1 9.250%, due 07/06/24[8,10,11]	1,200,000	672,000
		22,592,091
Diversified manufacturing—0.13%
Bombardier, Inc. 6.000%, due 10/15/22[8]	50,000	34,250
General Electric Co. 5.000%, due 01/21/21[4,12]	1,094,000	1,124,085
		1,158,335
Electric utilities—0.51%
Dynegy, Inc. 6.750%, due 11/01/19	125,000	120,781
Exelon Corp. 2.850%, due 06/15/20	1,900,000	1,902,197
Exelon Generation Co. LLC 2.950%, due 01/15/20	2,000,000	1,957,722
NRG Energy, Inc. 6.250%, due 07/15/22	60,000	49,500
6.625%, due 03/15/23	80,000	66,200
7.875%, due 05/15/21	170,000	147,900
Talen Energy Supply LLC 4.625%, due 07/15/19[8,10]	235,000	179,775
		4,424,075
Electric-generation—0.02%
Calpine Corp. 5.375%, due 01/15/23	120,000	109,200
6.000%, due 01/15/22[8]	95,000	98,681
		207,881
	Face amount[1]	Value
Corporate notes—(continued)
Electric-integrated—1.11%
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	$2,589,990
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,986,526
		9,576,516
Electronics—0.22%
Amkor Technology, Inc. 6.375%, due 10/01/22	35,000	33,162
Flextronics International Ltd. 4.750%, due 06/15/25	1,900,000	1,824,000
Micron Technology, Inc. 5.250%, due 01/15/24[8]	25,000	20,313
		1,877,475
Energy-exploration & production—0.04%
Antero Resources Corp. 5.375%, due 11/01/21	105,000	88,987
5.625%, due 06/01/23[8]	15,000	12,450
Apache Corp. 4.750%, due 04/15/43	390,000	286,020
		387,457
Finance-captive automotive—1.13%
Bank of America NA 0.812%, due 06/15/17[4]	2,800,000	2,773,274
Denali Borrower LLC/Denali Finance Corp. 5.625%, due 10/15/20[8]	1,460,000	1,536,650
Ford Motor Credit Co. LLC 8.000%, due 12/15/16	600,000	631,301
International Lease Finance Corp. 5.750%, due 05/15/16	100,000	101,171
5.875%, due 08/15/22	225,000	232,312
6.250%, due 05/15/19	120,000	125,400
8.875%, due 09/01/17	335,000	358,450
Schaeffler Holding Finance BV 6.875%, due 08/15/18[8]	2,000,000	2,055,000
The Depository Trust & Clearing Corp. 4.875%, due 06/15/20[4,8,12]	2,000,000	1,991,000
		9,804,558
Finance-non-captive diversified—0.61%
Ford Motor Credit Co. LLC 2.597%, due 11/04/19	1,000,000	983,412
3.200%, due 01/15/21	1,000,000	992,053
4.250%, due 02/03/17	3,200,000	3,267,296
		5,242,761
Financial services—4.13%
Ally Financial, Inc. 3.250%, due 09/29/17[11]	100,000	98,750
3.250%, due 02/13/18	1,045,000	1,028,019
7.500%, due 09/15/20	55,000	61,188
8.000%, due 03/15/20	320,000	358,400
8.000%, due 11/01/31	100,000	113,375

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Argos Merger Sub, Inc. 7.125%, due 03/15/23[8]	155,000	$156,163
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[6,8]	1,000,000	1,180,680
Citigroup, Inc. 1.311%, due 04/27/18[4]	5,800,000	5,763,808
2.062%, due 05/15/18[4]	300,000	304,996
4.000%, due 08/05/24	1,500,000	1,486,728
HSBC Finance Corp. 6.676%, due 01/15/21[11]	1,400,000	1,577,374
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17	55,000	54,588
4.875%, due 03/15/19	185,000	170,200
JPMorgan Chase & Co. 2.250%, due 01/23/20[11]	3,900,000	3,868,258
2.750%, due 06/23/20	1,400,000	1,407,157
3.125%, due 01/23/25	1,700,000	1,649,020
4.250%, due 10/15/20[11]	2,800,000	2,981,689
4.400%, due 07/22/20	600,000	642,341
5.300%, due 05/01/20[4,12]	1,800,000	1,784,250
6.000%, due 08/01/23[4,12]	425,000	424,203
Morgan Stanley 2.450%, due 02/01/19	3,500,000	3,512,736
3.950%, due 04/23/27	1,675,000	1,617,353
5.450%, due 07/15/19[4,12]	1,500,000	1,447,500
5.550%, due 07/15/20[4,12]	980,000	969,587
Morgan Stanley GMTN 7.300%, due 05/13/19	2,570,000	2,945,277
The Nielsen Co. Luxembourg SARL 5.500%, due 10/01/21[8]	125,000	128,438
		35,732,078
Food products—0.32%
Aramark Services, Inc. 5.125%, due 01/15/24[8]	110,000	113,575
Grupo Bimbo SAB de CV 4.875%, due 06/27/44[8]	675,000	567,327
Kraft Heinz Foods Co. 5.000%, due 07/15/35[8]	1,800,000	1,847,851
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 5.875%, due 01/15/24[8]	10,000	10,350
Post Holdings, Inc. 6.000%, due 12/15/22[8]	135,000	133,988
7.750%, due 03/15/24[8]	30,000	31,950
8.000%, due 07/15/25[8]	30,000	32,250
		2,737,291
Gaming—0.50%
AMC Entertainment, Inc. 5.875%, due 02/15/22	60,000	61,800
	Face amount[1]	Value
Corporate notes—(continued)
Gaming—(concluded)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24	60,000	$60,750
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	315,000	307,912
5.375%, due 11/01/23	120,000	114,900
Isle of Capri Casinos, Inc. 5.875%, due 03/15/21	125,000	127,812
MGM Resorts International 6.875%, due 04/01/16[11]	2,900,000	2,914,500
7.625%, due 01/15/17	120,000	124,500
Pinnacle Entertainment, Inc. 7.500%, due 04/15/21	125,000	130,000
7.750%, due 04/01/22	120,000	130,800
Regal Entertainment Group 5.750%, due 03/15/22	115,000	115,719
Scientific Games International, Inc. 7.000%, due 01/01/22[8]	130,000	122,200
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[8]	55,000	57,338
Six Flags Entertainment Corp. 5.250%, due 01/15/21[8]	60,000	61,350
		4,329,581
Gas distribution—0.01%
AmeriGas Finance LLC/AmeriGas Finance Corp. 7.000%, due 05/20/22	75,000	73,500
Gas pipelines—0.21%
Kinder Morgan, Inc. 3.050%, due 12/01/19	1,500,000	1,388,542
Plains All American Pipeline LP/PAA Finance Corp. 4.650%, due 10/15/25	475,000	406,575
		1,795,117
Health care providers & services—0.20%
Amsurg Corp. 5.625%, due 07/15/22	35,000	35,171
CVS Health Corp. 3.875%, due 07/20/25[11]	1,000,000	1,033,903
Fresenius Medical Care US Finance II, Inc. 5.875%, due 01/31/22[8]	115,000	124,487
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[8]	145,000	155,875
Fresenius US Finance II, Inc. 4.500%, due 01/15/23[8]	100,000	100,250
Hologic, Inc. 5.250%, due 07/15/22[8]	65,000	67,275

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Health care providers & services—(concluded)
IMS Health, Inc. 6.000%, due 11/01/20[8]	45,000	$46,485
LifePoint Health, Inc. 5.500%, due 12/01/21	60,000	60,900
5.875%, due 12/01/23	35,000	36,312
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.500%, due 04/15/25[8]	75,000	66,750
5.625%, due 10/15/23[8]	25,000	23,438
		1,750,846
Health facilities—0.06%
CHS/Community Health Systems, Inc. 5.125%, due 08/01/21	245,000	243,162
DaVita HealthCare Partners, Inc. 5.000%, due 05/01/25	100,000	98,375
5.125%, due 07/15/24	60,000	60,338
5.750%, due 08/15/22	85,000	88,506
		490,381
Hotels, restaurants & leisure—0.46%
Starbucks Corp. 2.700%, due 06/15/22	1,900,000	1,934,643
4.300%, due 06/15/45[11]	1,900,000	2,025,789
		3,960,432
Hotels/gaming—0.01%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500%, due 03/01/25[8]	60,000	52,950
Insurance—0.87%
MetLife, Inc. 5.250%, due 06/15/20[4,11,12]	2,735,000	2,671,753
Progressive Corp. 6.700%, due 06/15/37[4]	2,200,000	2,189,000
Prudential Financial, Inc. 5.200%, due 03/15/44[4]	1,000,000	971,250
5.375%, due 05/15/45[4]	715,000	700,843
Voya Financial, Inc. 5.650%, due 05/15/53[4]	1,000,000	970,000
		7,502,846
IT consulting & services—0.23%
Hewlett Packard Enterprise Co. 4.900%, due 10/15/25[8]	815,000	773,036
6.350%, due 10/15/45[8]	1,220,000	1,104,907
IHS, Inc. 5.000%, due 11/01/22	130,000	131,300
		2,009,243
Lodging—0.04%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	160,000	164,800
	Face amount[1]	Value
Corporate notes—(continued)
Lodging—(concluded)
NCL Corp. Ltd. 4.625%, due 11/15/20[8]	100,000	$97,250
5.250%, due 11/15/19[8]	60,000	60,300
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	60,000	61,500
		383,850
Machinery—0.05%
Case New Holland Industrial, Inc. 7.875%, due 12/01/17	115,000	123,108
Oshkosh Corp. 5.375%, due 03/01/22	15,000	15,150
5.375%, due 03/01/25	15,000	14,850
Sensata Technologies BV 4.875%, due 10/15/23[8]	40,000	39,200
SPX FLOW, Inc. 6.875%, due 09/01/17	60,000	63,375
Terex Corp. 6.500%, due 04/01/20	125,000	119,375
Zebra Technologies Corp.
7.250%, due 10/15/22	25,000	26,000
		401,058
Media—1.61%
Alibaba Group Holding Ltd. 3.125%, due 11/28/21[11]	6,500,000	6,417,866
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22	185,000	171,356
CSC Holdings LLC 7.625%, due 07/15/18	90,000	94,950
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.800%, due 03/15/22	1,500,000	1,515,624
DISH DBS Corp. 5.000%, due 03/15/23	65,000	56,550
5.875%, due 07/15/22	60,000	56,475
5.875%, due 11/15/24	80,000	71,200
7.875%, due 09/01/19	110,000	119,350
Lamar Media Corp. 5.750%, due 02/01/26[8]	10,000	10,300
Liberty Interactive LLC 8.500%, due 07/15/29	25,000	24,938
Netflix, Inc. 5.500%, due 02/15/22[8]	35,000	36,050
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[8]	125,000	126,094
Sirius XM Radio, Inc. 4.250%, due 05/15/20[8]	65,000	65,975
5.250%, due 08/15/22[8]	130,000	137,150
Sky PLC 6.100%, due 02/15/18[8]	1,000,000	1,077,252
TEGNA, Inc. 5.125%, due 10/15/19	125,000	130,937
5.500%, due 09/15/24[8]	125,000	125,625

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Time Warner Cable, Inc. 5.850%, due 05/01/17[11]	200,000	$209,055
6.750%, due 06/15/39	700,000	713,849
7.300%, due 07/01/38	2,000,000	2,127,584
Tribune Media Co. 5.875%, due 07/15/22[8]	55,000	54,862
Univision Communications, Inc. 5.125%, due 05/15/23[8]	150,000	145,500
Viacom, Inc. 5.250%, due 04/01/44	480,000	381,920
		13,870,462
Media-cable—0.17%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	1,466,377
Medical providers—0.50%
HCA, Inc. 5.000%, due 03/15/24	190,000	192,375
6.500%, due 02/15/20	3,139,000	3,460,748
7.500%, due 02/15/22	165,000	183,150
Tenet Healthcare Corp. 6.000%, due 10/01/20	300,000	318,000
6.250%, due 11/01/18	120,000	126,900
		4,281,173
Metals & mining—0.13%
Alcoa, Inc. 5.870%, due 02/23/22	100,000	88,437
FMG Resources August 2006 Pty Ltd. 9.750%, due 03/01/22[8]	50,000	43,375
Glencore Funding LLC 2.875%, due 04/16/20[8]	475,000	339,625
4.000%, due 04/16/25[8]	900,000	587,432
Teck Resources Ltd. 3.750%, due 02/01/23	15,000	7,443
4.750%, due 01/15/22	25,000	13,688
6.000%, due 08/15/40	120,000	55,500
6.250%, due 07/15/41	10,000	4,625
		1,140,125
Oil & gas—2.72%
Anadarko Petroleum Corp. 3.450%, due 07/15/24	350,000	280,941
BP Capital Markets PLC 3.506%, due 03/17/25[11]	2,800,000	2,698,559
Chesapeake Energy Corp. 8.000%, due 12/15/22[8]	117,000	50,018
Concho Resources, Inc. 5.500%, due 04/01/23	65,000	58,987
CONSOL Energy, Inc. 5.875%, due 04/15/22	65,000	42,088
	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.250%, due 04/01/23[8]	65,000	$39,488
Ecopetrol SA 5.375%, due 06/26/26	2,100,000	1,680,000
Encana Corp. 6.500%, due 05/15/19	1,400,000	1,204,501
Energy Transfer Equity LP 7.500%, due 10/15/20	235,000	206,800
EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, due 05/01/20	85,000	36,125
Ferrellgas LP/Ferrellgas Finance Corp. 6.750%, due 01/15/22	75,000	59,062
KazMunayGas National Co. JSC 7.000%, due 05/05/20[7]	150,000	151,125
Kinder Morgan Energy Partners LP 6.500%, due 09/01/39	1,500,000	1,230,370
Marathon Oil Corp. 3.850%, due 06/01/25	970,000	696,286
Newfield Exploration Co. 5.375%, due 01/01/26	5,000	4,025
5.750%, due 01/30/22	95,000	81,495
Oasis Petroleum, Inc. 6.500%, due 11/01/21	100,000	60,000
6.875%, due 01/15/23	80,000	45,600
Petrobras Global Finance BV 1.990%, due 05/20/16[4]	200,000	197,000
2.886%, due 03/17/17[4]	2,500,000	2,325,000
3.500%, due 02/06/17[11]	100,000	94,766
4.375%, due 05/20/23[11]	1,800,000	1,185,642
5.750%, due 01/20/20[11]	700,000	543,445
6.250%, due 03/17/24[11]	200,000	143,208
6.750%, due 01/27/41	500,000	314,225
6.850%, due 06/05/15[11]	1,000,000	632,500
6.875%, due 01/20/40	800,000	505,456
Petroleos Mexicanos Co. 6.875%, due 08/04/26[8]	28,000	28,489
Pioneer Natural Resources Co. 5.875%, due 07/15/16	1,535,000	1,555,067
Range Resources Corp. 5.000%, due 03/15/23	110,000	85,800
Sinopec Group Overseas Development 2014 Ltd. 4.375%, due 04/10/24[7]	4,400,000	4,630,845
SM Energy Co. 5.000%, due 01/15/24	70,000	37,800
Southwestern Energy Co. 7.500%, due 02/01/18[11]	2,806,000	2,357,040

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	125,000	$105,000
4.250%, due 11/15/23	50,000	36,500
Whiting Petroleum Corp. 5.750%, due 03/15/21	65,000	40,788
6.250%, due 04/01/23	35,000	21,875
WPX Energy, Inc. 5.250%, due 09/15/24	25,000	13,625
		23,479,541
Packaging & containers—0.11%
Ball Corp. 4.375%, due 12/15/20	65,000	67,275
5.000%, due 03/15/22	120,000	124,200
Berry Plastics Corp. 5.125%, due 07/15/23	65,000	63,284
5.500%, due 05/15/22	130,000	129,675
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[8]	60,000	55,950
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 5.750%, due 10/15/20	365,000	365,456
Sealed Air Corp. 5.500%, due 09/15/25[8]	120,000	122,400
		928,240
Personal & household products—0.02%
Edgewell Personal Care Co. 4.700%, due 05/19/21	25,000	25,568
4.700%, due 05/24/22	115,000	116,987
		142,555
Pharmaceuticals—2.02%
Actavis Funding SCS 3.450%, due 03/15/22	4,000,000	4,059,360
3.800%, due 03/15/25	1,700,000	1,724,806
Endo Finance LLC/Endo Finco, Inc. 5.875%, due 01/15/23[8,10]	210,000	208,425
Medtronic, Inc. 3.500%, due 03/15/25	3,900,000	4,005,581
Merck & Co., Inc. 2.750%, due 02/10/25[11]	3,100,000	3,069,688
3.700%, due 02/10/45	3,500,000	3,263,988
Valeant Pharmaceuticals International 6.375%, due 10/15/20[8]	150,000	144,750
Valeant Pharmaceuticals International, Inc. 5.375%, due 03/15/20[8]	25,000	23,625
5.500%, due 03/01/23[8]	50,000	44,500
5.625%, due 12/01/21[8]	185,000	170,662
5.875%, due 05/15/23[8]	120,000	107,400
6.125%, due 04/15/25[8]	110,000	98,863
	Face amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Zoetis, Inc. 4.500%, due 11/13/25	505,000	$520,937
		17,442,585
Pipelines—1.57%
DCP Midstream LLC 4.750%, due 09/30/21[8]	15,000	10,694
5.350%, due 03/15/20[8]	15,000	12,263
8.125%, due 08/16/30	15,000	11,174
DCP Midstream Operating LP 2.500%, due 12/01/17	30,000	26,998
5.600%, due 04/01/44	20,000	11,950
Energy Transfer Partners LP 6.125%, due 12/15/45	1,100,000	868,132
6.500%, due 02/01/42	1,000,000	774,224
MPLX LP 4.500%, due 07/15/23[8]	145,000	113,744
4.875%, due 06/01/25[6,8,11]	3,800,000	2,968,796
Rockies Express Pipeline LLC 5.625%, due 04/15/20[8]	125,000	111,875
6.850%, due 07/15/18[8]	25,000	24,250
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, due 11/15/23	85,000	45,900
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[10]	125,000	114,375
5.625%, due 03/01/25	155,000	133,300
5.750%, due 05/15/24[11]	7,425,000	6,515,437
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.250%, due 10/15/22[8]	60,000	54,300
Transcanada Trust 5.625%, due 05/20/75[4]	1,055,000	894,113
Williams Partners LP 3.600%, due 03/15/22	1,100,000	803,405
6.125%, due 07/15/22	120,000	97,863
		13,592,793
Real estate—0.42%
Education Realty Operating Partnership LP 4.600%, due 12/01/24	335,000	337,063
EPR Properties 5.750%, due 08/15/22	1,500,000	1,603,260
Equinix, Inc. 5.875%, due 01/15/26	70,000	72,450
ESH Hospitality, Inc. 5.250%, due 05/01/25[8]	65,000	62,603
MPT Operating Partnership LP/MPT Finance Corp. 5.500%, due 05/01/24	190,000	187,150
6.375%, due 02/15/22	25,000	25,375
Omega Healthcare Investors, Inc. 4.500%, due 01/15/25	1,250,000	1,230,588

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(continued)
Real estate—(concluded)
Sabra Health Care LP/Sabra Capital Corp. 5.500%, due 02/01/21	120,000	$122,400
		3,640,889
Rental auto/equipment—0.02%
United Rentals North America, Inc. 5.750%, due 11/15/24	55,000	50,738
7.375%, due 05/15/20	120,000	123,600
		174,338
Retail—0.06%
1011778 BC ULC/New Red Finance, Inc. 4.625%, due 01/15/22[8]	30,000	30,150
Dollar Tree, Inc. 5.250%, due 03/01/20[8]	25,000	26,250
5.750%, due 03/01/23[8]	95,000	100,106
L Brands, Inc. 5.625%, due 10/15/23	115,000	122,187
QVC, Inc. 5.125%, due 07/02/22	70,000	71,191
5.450%, due 08/15/34	70,000	56,664
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, due 08/01/21	120,000	117,600
		524,148
Retail-specialty—0.01%
Sally Holdings LLC/Sally Capital, Inc. 5.750%, due 06/01/22	120,000	125,250
Software—0.03%
MSCI, Inc. 5.250%, due 11/15/24[8]	120,000	123,750
5.750%, due 08/15/25[8]	50,000	52,750
Nuance Communications, Inc. 5.375%, due 08/15/20[8]	125,000	124,688
		301,188
Special purpose entity—1.55%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	3,200,000	3,216,349
CVS Pass-Through Trust 4.704%, due 01/10/36[8]	3,396,532	3,496,116
Daimler Finance North America LLC 1.329%, due 08/03/17[4,8]	3,800,000	3,796,626
2.000%, due 08/03/18[8]	2,900,000	2,886,567
		13,395,658
Steel producers/products—0.02%
ArcelorMittal 6.500%, due 03/01/21[10]	120,000	97,500
	Face amount[1]	Value
Corporate notes—(continued)
Steel producers/products—(concluded)
GTL Trade Finance, Inc. 7.250%, due 10/20/17[8]	100,000	$98,200
		195,700
Telecom-integrated/services—0.06%
Frontier Communications Corp. 7.125%, due 01/15/23	10,000	8,325
7.625%, due 04/15/24	150,000	126,375
9.000%, due 08/15/31	10,000	7,950
11.000%, due 09/15/25[8]	105,000	101,194
Hughes Satellite Systems Corp. 6.500%, due 06/15/19	45,000	49,275
Intelsat Jackson Holdings SA 5.500%, due 08/01/23	175,000	139,562
7.250%, due 10/15/20	60,000	51,600
		484,281
Telecommunication services—0.04%
CommScope, Inc. 5.000%, due 06/15/21[8]	85,000	81,813
Sprint Capital Corp. 6.900%, due 05/01/19	175,000	140,000
8.750%, due 03/15/32	125,000	88,125
		309,938
Telecommunications—0.65%
Embarq Corp. 7.995%, due 06/01/36	30,000	29,710
Numericable-SFR SAS 6.000%, due 05/15/22[8]	380,000	374,300
6.250%, due 05/15/24[8]	55,000	53,625
Qwest Corp. 6.750%, due 12/01/21	800,000	834,000
6.875%, due 09/15/33	55,000	52,070
SBA Telecommunications, Inc. 5.750%, due 07/15/20	45,000	46,688
Telecom Italia Capital SA 7.175%, due 06/18/19	65,000	71,988
Verizon Communications, Inc. 4.600%, due 04/01/21	1,000,000	1,088,814
5.150%, due 09/15/23	1,500,000	1,659,861
6.550%, due 09/15/43	1,000,000	1,158,829
Virgin Media Secured Finance PLC 5.375%, due 04/15/21[8]	225,000	230,062
		5,599,947
Telephone-integrated—0.03%
Level 3 Financing, Inc. 5.375%, due 08/15/22	285,000	291,056
Theaters & entertainment—0.04%
Activision Blizzard, Inc. 6.125%, due 09/15/23[8]	290,000	310,300
Tobacco—1.44%
Altria Group, Inc. 5.375%, due 01/31/44	585,000	636,782

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate notes—(concluded)
Tobacco—(concluded)
Imperial Tobacco Finance PLC 3.500%, due 02/11/23[8]	3,755,000	$3,704,998
Philip Morris International, Inc. 3.250%, due 11/10/24[11]	1,900,000	1,967,739
Reynolds American, Inc. 4.450%, due 06/12/25	2,100,000	2,228,377
4.750%, due 11/01/42	1,000,000	964,510
5.850%, due 08/15/45	2,630,000	2,937,316
		12,439,722
Transportation services—0.38%
Burlington Northern Santa Fe LLC 3.050%, due 09/01/22	1,600,000	1,615,098
Empresa de Transporte de Pasajeros Metro SA 4.750%, due 02/04/24[8]	1,500,000	1,530,000
Transnet SOC Ltd. 4.000%, due 07/26/22[7]	200,000	175,700
		3,320,798
Utilities—0.46%
Dominion Resources, Inc. 5.750%, due 10/01/54[4]	1,000,000	975,000
HD Supply, Inc. 5.250%, due 12/15/21[8]	95,000	97,731
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,765,000
5.000%, due 05/01/18	120,000	125,400
		3,963,131
Wireless telecommunication services—0.04%
CenturyLink, Inc. 5.625%, due 04/01/20	120,000	116,985
5.800%, due 03/15/22	25,000	23,281
Sprint Corp. 7.125%, due 06/15/24	65,000	43,875
7.250%, due 09/15/21	200,000	144,000
Windstream Services LLC 7.750%, due 10/01/21	60,000	47,400
		375,541
Wireless telecommunications—0.32%
AT&T, Inc. 4.750%, due 05/15/46	995,000	871,530
5.350%, due 09/01/40	1,155,000	1,103,961
Crown Castle International Corp. 4.875%, due 04/15/22	190,000	199,262
IAC/InterActiveCorp 4.875%, due 11/30/18	95,000	96,069
T-Mobile USA, Inc. 5.250%, due 09/01/18	50,000	51,000
6.125%, due 01/15/22	180,000	183,150
6.633%, due 04/28/21	245,000	253,269
		2,758,241
Total corporate notes (cost—$365,687,233)		354,390,819
	Face amount[1]		Value
Loan assignments—0.94%
Broadcast—0.41%
Avago Technologies Cayman Ltd. Term Loan B1 0.000%, due 02/01/23		2,500,000	$2,458,200
Hellenic Republic 3.930%, due 03/30/16[6]	EUR	1,000,000	1,050,802
			3,509,002
Lodging—0.53%
Hilton Worldwide Finance LLC Term Loan B2 3.500%, due 10/26/20		4,595,614	4,584,998
Total loan assignments (cost—$8,074,524)			8,094,000
Non-US government obligations—3.20%
Bermuda Government International Bond 4.854%, due 02/06/24[7]		200,000	205,000
Brazilian Government International Bond 4.875%, due 01/22/21		220,000	208,450
8.250%, due 01/20/34		100,000	100,750
Colombia Government International Bond 7.375%, due 03/18/19		100,000	111,150
8.125%, due 05/21/24		100,000	118,500
6.125%, due 01/18/41		100,000	93,000
Croatia Government International Bond 6.750%, due 11/05/19[7]		300,000	326,650
6.625%, due 07/14/20[7]		100,000	109,000
Dominican Republic International Bond 6.600%, due 01/28/24[8]		100,000	100,875
Ecuador Government International Bond 7.950%, due 06/20/24[7]		200,000	138,500
El Salvador Government International Bond 6.375%, due 01/18/27[7]		114,000	90,203
Emirate of Abu Dhabi 6.750%, due 04/08/19[8]		1,800,000	2,079,000
Hungary Government International Bond 7.625%, due 03/29/41		120,000	163,200
Indonesia Government International Bond 4.875%, due 05/05/21[7]		200,000	210,000
4.125%, due 01/15/25[7]		200,000	196,250
Italy Buoni Poliennali Del Tesoro 2.550%, due 09/15/41[7]	EUR	803,847	1,090,434
Ivory Coast Government International Bond 5.750%, due 12/31/32[7,10]		240,000	207,900
Korea International Bond 7.125%, due 04/16/19		400,000	466,500

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Non-US government obligations—(continued)
Mexican Bonos, Series M 8.000%, due 06/11/20	MXN	2,000,000	$122,805
7.750%, due 11/13/42	MXN	44,565,000	2,724,125
Mexico Government International Bond 6.050%, due 01/11/40		1,300,000	1,391,000
5.550%, due 01/21/45		260,000	261,300
Mongolia Government International Bond 5.125%, due 12/05/22[7]		200,000	148,000
Morocco Government International Bond 4.250%, due 12/11/22[7]		200,000	200,000
New Zealand Government Bond 4.500%, due 04/15/27[7]	NZD	4,395,000	3,181,778
2.500%, due 09/20/35[7]	NZD	900,000	601,214
Nigeria Government International Bond 6.375%, due 07/12/23[7]		200,000	178,250
Panama Government International Bond 6.700%, due 01/26/36		50,000	59,750
Republic of Azerbaijan International Bond 4.750%, due 03/18/24[7]		200,000	176,000
Romanian Government International Bond 4.875%, due 01/22/24[7]		50,000	54,000
Russian Foreign Bond 5.000%, due 04/29/20[7]		200,000	207,500
Senegal Government International Bond 6.250%, due 07/30/24[7]		200,000	177,500
Slovenia Government International Bond 5.500%, due 10/26/22[7]		3,400,000	3,808,000
5.850%, due 05/10/23[7]		4,100,000	4,703,110
5.250%, due 02/18/24[7]		200,000	222,750
South Africa Government Bond 6.500%, due 02/28/41	ZAR	44,405,000	1,938,750
South Africa Government International Bond 6.875%, due 05/27/19		100,000	108,300
Spain Government Bond 5.150%, due 10/31/44[7,8]	EUR	500,000	798,674
Sri Lanka Government International Bond 6.250%, due 07/27/21[7]		200,000	187,750
Turkey Government International Bond 5.125%, due 03/25/22		250,000	259,250
	Face amount[1]	Value
Non-US government obligations—(concluded)
Vietnam Government International Bond 6.750%, due 01/29/20[7]	100,000	$109,375
Total non-US government obligations (cost—$29,537,756)		27,634,543
Municipal bonds and notes—1.82%
Education—0.10%
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	108,187
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[2]	780,000	732,163
		840,350
General obligation—0.18%
California State (Build America Bonds) 7.500%, due 04/01/34	1,100,000	1,568,688
Media & photography—0.43%
City of Chicago, Series B 7.375%, due 01/01/33	2,200,000	2,273,304
State of Illinois 5.877%, due 03/01/19	1,335,000	1,441,319
		3,714,623
Transportation—0.71%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,200,000	1,663,248
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,589,769
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	866,607
		6,119,624
Utilities—0.40%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	116,171
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,928,820

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Utilities—(concluded)
Tennessee Valley Authority 4.625%, due 09/15/60	1,300,000	$1,455,026
		3,500,017
Total municipal bonds and notes (cost—$13,826,483)		15,743,302
	Number of shares
Preferred stock[14]—0.08%
Banks—0.08%
Wells Fargo & Co. (cost—$349,530)	600	703,200
	Face amount[1]
Time deposit—0.22%
ENI Finance USA, Inc. 1.280%, due 06/02/16[8] (cost—$1,891,758)	1,900,000	1,891,758
Short-term US government obligation[15]—0.13%
United States Treasury Bill 0.222%, due 02/18/16[3] (cost—$1,136,878)	1,137,000	1,136,878
	Number of shares
Investment companies—0.64%
iShares iBoxx $ High Yield Corporate Bond ETF	27,400	2,172,272
SPDR Barclays Short Term High Yield Bond ETF	132,200	3,324,830
Total investment companies (cost—$6,245,254)		5,497,102
	Face amount[1]
Repurchase agreement—0.87%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $661,741 US Treasury Bond, 8.125% due 08/15/21 and $6,418,495 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$7,644,977); proceeds: $7,495,006 (cost—$7,495,000)	7,495,000	7,495,000
	Notional amount		Value
Options purchased—0.06%
Call swaptions purchased[6]—0.02%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100%, expires 01/30/18 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/01/20	USD	7,900,000	$128,802
Put swaptions purchased[6]—0.04%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.250%, expires 07/05/16 (Counterparty: CITI; pay floating rate); underlying swap terminates 07/07/17	USD	92,500,000	15,355
3 Month USD LIBOR Interest Rate Swap, strike @ 1.250%, expires 07/05/16 (Counterparty: GSB; pay floating rate); underlying swap terminates 07/07/17	USD	146,100,000	24,253
3 Month USD LIBOR Interest Rate Swap, strike @ 2.580%, expires 05/12/16 (Counterparty: MSCI; receive fixed rate); underlying swap terminates 05/16/26	USD	3,700,000	4,213
3 Month USD LIBOR Interest Rate Swap, strike @ 2.580%, expires 05/23/16 (Counterparty: MSCI; receive fixed rate); underlying swap terminates 05/25/26	USD	8,700,000	12,232
3 Month USD LIBOR Interest Rate Swap, strike @ 2.905%, expires 08/20/18 (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/22/48	USD	3,600,000	226,031
3 Month USD LIBOR Interest Rate Swap, strike @ 2.940%, expires 08/20/18 (Counterparty: GSB; pay floating rate); underlying swap terminates 08/22/48	USD	1,200,000	72,316
Total put swaptions purchased			354,400
Total options purchased (cost—$1,036,377)			483,202

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—2.41%
Money market fund—2.41%
UBS Private Money Market Fund LLC [16] (cost—$20,829,185)	20,829,185	$20,829,185
Total investments (cost—$1,023,992,450)—117.16%		1,012,408,581
Liabilities in excess of other assets—(17.16)%		(148,327,291)
Net assets—100.00%		$864,081,290

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviation that are used throughout the Schedule of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$23,496,242
Gross unrealized depreciation	(35,080,111)
Net unrealized depreciation	$(11,583,869)

Written options

Written options activity for the six months ended January 31, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2015	90	$32,587
Options written	1,031	265,498
Options exercised	(81)	(19,176)
Options terminated in closing purchase transactions	(91)	(33,934)
Options expired prior to exercise	(949)	(244,975)
Options outstanding at January 31, 2016	—	$—

Written swaptions and foreign exchange written options6

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized depreciation
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.100%, terminating 02/01/20	JPMCB	Receive	01/30/18	$41,080	$(42,565)	$(1,485)
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.600%, terminating 02/01/20	JPMCB	Receive	01/30/18	71,495	(78,905)	(7,410)
						$112,575	$(121,470)	$(8,895)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Written swaptions and foreign exchange written options6—(continued)

Notional amount (000)		Call options written	Counterparty		Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
EUR	4,900	EUR Call/USD Put, strike @ USD 1.10	BNP		02/24/16	$21,161	$(17,772)	$3,389
EUR	1,800	EUR Call/USD Put, strike @ USD 1.11	BNP		02/26/16	9,587	(6,201)	3,386
USD	3,100	USD Call/BRL Put, strike @ BRL 4.25	DB		02/10/16	36,859	(2,027)	34,832
USD	4,200	USD Call/BRL Put, strike @ BRL 4.50	JPMCB		02/12/16	106,428	(151)	106,277
USD	2,300	USD Call/BRL Put, strike @ BRL 4.55	DB		03/17/16	58,051	(7,309)	50,742
USD	3,500	USD Call/BRL Put, strike @ BRL 4.60	CSI		03/14/16	98,700	(6,591)	92,109
USD	2,000	USD Call/BRL Put, strike @ BRL 6.30	CSI		01/11/18	106,500	(107,840)	(1,340)
USD	1,700	USD Call/CAD Put, strike @ CAD 1.50	JPMCB		03/18/16	12,070	(2,934)	9,136
USD	4,900	USD Call/CNH Put, strike @ CNH 7.00	HSBC		04/08/16	38,220	(26,906)	11,314
USD	2,000	USD Call/MXN Put, strike @ MXN 17.80	JPMCB		02/04/16	8,600	(42,498)	(33,898)
USD	2,400	USD Call/MXN Put, strike @ MXN 17.95	JPMCB		02/24/16	25,313	(51,898)	(26,585)
USD	6,300	USD Call/MXN Put, strike @ MXN 18.10	HSBC		03/11/16	67,725	(134,505)	(66,780)
USD	2,600	USD Call/MXN Put, strike @ MXN 19.00	JPMCB		03/15/16	20,894	(17,334)	3,560
						$610,108	$(423,966)	$186,142
		Put swaptions written		Pay/ receive floating rate
USD	27,500	3 Month USD LIBOR Interest Rate Swap strike @ 1.900%, terminating 02/18/21	MSCI	Pay	02/16/16	$115,487	$(49)	$115,438
USD	17,700	3 Month USD LIBOR Interest Rate Swap strike @ 1.900%, terminating 02/18/21	BB	Pay	02/16/16	70,358	(32)	70,326
USD	35,500	3 Month USD LIBOR Interest Rate Swap strike @ 2.500%, terminating 05/16/19	MSCI	Pay	05/12/16	119,579	(1,999)	117,580
USD	82,600	3 Month USD LIBOR Interest Rate Swap strike @ 2.500%, terminating 05/25/19	MSCI	Pay	05/23/16	258,113	(6,038)	252,075
USD	15,800	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	MSCI	Pay	08/20/18	352,560	(175,326)	177,234
USD	5,100	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	GSB	Pay	08/20/18	113,591	(56,593)	56,998
EUR	9,600	CDX.ITRAXX Main 21, 5 Year Index, strike @ 1.300%; terminating 04/20/16	BNP	Pay	04/20/16	23,778	(15,127)	8,651
						$1,053,466	$(255,164)	$798,302
		Put options written
AUD	5,000	AUD Put/USD Call, strike @ USD 0.67	JPMCB		02/18/16	$26,388	$(3,666)	$22,722
AUD	2,500	AUD Put/USD Call, strike @ USD 0.69	BNP		03/15/16	12,209	(14,382)	(2,173)
USD	5,200	USD Put/JPY Call, strike @ JPY 115.00	JPMCB		03/24/16	36,816	(15,288)	21,528
USD	2,400	USD Put/JPY Call, strike @ JPY 115.60	CITI		03/23/16	19,320	(8,225)	11,095
USD	1,400	USD Put/JPY Call, strike @ JPY 116.10	BNP		03/18/16	11,788	(4,785)	7,003
						$106,521	$(46,346)	$60,175
						$1,882,670	$(846,946)	$1,035,724

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Swaptions and foreign exchange written options activity for the six months ended January 31, 2016 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2015	$918,430
Swaptions and foreign exchange options written	1,998,773
Swaptions and foreign exchange options exercised	(159,981)
Swaptions and foreign exchange options terminated in closing purchase transactions	(197,679)
Swaptions and foreign exchange options expired prior to exercise	(676,873)
Swaptions and foreign exchange options outstanding at January 31, 2016	$1,882,670

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
136	USD	US Long Bond Futures	March 2016	$21,089,666	$21,900,250	$810,584
7	USD	US Treasury Note 10 Year Futures	March 2016	962,791	977,156	14,365
594	USD	US Treasury Note 5 Year Futures	March 2016	70,481,228	71,679,094	1,197,866
Interest rate futures buy contracts:
107	EUR	3 Month EURIBOR Futures	June 2016	29,027,664	29,068,118	40,454
66	EUR	German Euro BOBL Futures	March 2016	9,357,181	9,468,457	111,276
71	EUR	German Euro Schatz Futures	March 2016	8,575,017	8,600,945	25,928
82	EUR	Italian Government Bond Futures	March 2016	12,247,273	12,430,958	183,685
47	JPY	3 Month EURIBOR Futures	March 2016	9,690,486	9,696,795	6,309
22	JPY	3 Month EURIBOR Futures	September 2016	4,536,881	4,541,197	4,316
59	NZD	New Zealand Futures	December 2016	37,936,245	37,968,596	32,351
30	USD	Mexican Peso Future	March 2016	891,984	823,350	(68,634)
1	USD	New Zealand Dollar Futures	March 2016	66,409	64,600	(1,809)
23	USD	South African Rand Future	March 2016	787,262	717,025	(70,237)
				$205,650,087	$207,936,541	$2,286,454
				Proceeds
US Treasury futures sell contracts:
123	USD	US Treasury Note 10 Year Futures	March 2016	$15,671,508	$15,938,109	$(266,601)
46	USD	US Treasury Note 2 Year Futures	March 2016	10,003,659	10,056,750	(53,091)
49	USD	US Treasury Note 5 Year Futures	March 2016	5,805,996	5,912,922	(106,926)
25	USD	US Ultra Long Treasury Bond Futures	March 2016	3,944,838	4,154,688	(209,850)
Interest rate futures sell contracts:
16	EUR	Euro—Bund Futures	June 2016	7,438	17,506	(10,068)
18	EUR	German Euro Bund Futures	March 2016	3,136,755	3,185,228	(48,473)
29	EUR	German Euro Buxl 30 Year Futures	March 2016	4,844,458	5,108,823	(264,365)
41	EUR	Mid-Term Euro-OAT Futures	March 2016	6,760,812	6,860,390	(99,578)
176	GBP	90-Day Sterling Pound Futures	December 2016	31,054,655	31,165,967	(111,312)
108	GBP	90-Day Sterling Pound Futures	June 2017	18,933,614	19,091,869	(158,255)
35	GBP	90-Day Sterling Pound Futures	September 2017	6,159,909	6,181,569	(21,660)
858	GBP	90-Day Sterling Pound Futures	March 2018	151,143,170	151,292,241	(149,071)
13	GBP	United Kingdom Long Gilt Bond Futures	March 2016	2,186,054	2,228,770	(42,716)
41	JPY	JGB MINI 10 Year Futures	March 2016	5,034,798	5,095,833	(61,035)
9	USD	30-Year Interest Rate Swap Futures	March 2016	942,345	954,422	(12,077)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts—(concluded)
107	USD	90-Day Eurodollar Futures	September 2016	$26,403,059	$26,553,387	$(150,328)
815	USD	90-Day Eurodollar Futures	December 2016	200,657,287	202,089,438	(1,432,151)
69	USD	90-Day Eurodollar Futures	September 2017	16,986,068	17,061,975	(75,907)
147	USD	90-Day Eurodollar Futures	December 2017	36,259,226	36,312,675	(53,449)
113	USD	90-Day Eurodollar Futures	March 2018	27,747,139	27,889,813	(142,674)
68	USD	90-Day Eurodollar Futures	June 2018	16,743,751	16,768,800	(25,049)
5	USD	British Pound Future	March 2016	467,823	445,062	22,761
23	USD	Euro Fx Future with American Style Options	March 2016	3,162,396	3,116,069	46,327
				$594,056,758	$597,482,306	$(3,425,548)
						$(1,139,094)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	CAD	1,277,000	USD	894,740	02/11/16	$(16,811)
BB	SGD	986,000	USD	686,644	02/26/16	(5,176)
BB	SGD	1,228,000	USD	869,294	02/26/16	7,676
BB	THB	39,803,248	USD	1,088,561	05/24/16	(22,546)
BB	TWD	35,428,965	USD	1,079,000	02/26/16	16,219
BB	USD	137,919	MXN	2,538,000	03/14/16	1,622
BB	USD	342,085	MXN	6,142,000	03/14/16	(2,152)
BB	USD	166,799	MXN	2,993,000	04/01/16	(2,242)
BB	USD	167,000	MYR	733,464	05/24/16	8,208
BB	USD	1,683,000	SGD	2,415,526	02/26/16	11,837
BB	USD	876,000	TWD	29,556,240	05/24/16	11,643
BNP	BRL	1,510,810	USD	373,704	02/02/16	(4,018)
BNP	CNY	7,079,542	USD	1,076,000	09/14/16	11,297
BNP	CNY	8,583,325	USD	1,266,444	09/14/16	(24,416)
BNP	CNY	12,710,929	USD	2,462,435	10/11/16	(45,621)
BNP	MXN	23,282,028	USD	1,362,000	03/14/16	81,940
BNP	MYR	455,209	USD	103,000	02/16/16	(6,450)
BNP	MYR	855,183	USD	5,929,857	05/24/16	(125,539)
BNP	THB	2,114,100	USD	58,000	02/26/16	(1,123)
BNP	USD	382,852	BRL	1,510,810	02/02/16	(5,130)
BNP	USD	3,380,333	CNY	22,989,645	09/14/16	77,116
BNP	USD	1,263,182	CNY	8,583,325	10/11/16	26,489
BNP	USD	294,523	CNY	2,011,003	12/05/16	7,089
BNP	USD	1,859,954	CNY	12,710,929	12/07/16	46,319
BOA	BRL	2,203,708	USD	545,094	02/02/16	(5,860)
BOA	CAD	2,849,000	USD	2,003,247	02/11/16	(30,433)
BOA	CNY	2,535,957	USD	373,072	10/11/16	(7,963)
BOA	EUR	33,414,000	USD	36,741,366	02/02/16	543,967
BOA	EUR	17,881,000	USD	19,503,611	03/02/16	119,885

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	GBP	5,566,000	USD	7,934,444	03/02/16	$3,177
BOA	JPY	60,900,000	USD	7,193,356	02/12/16	(47,537)
BOA	KRW	2,966,771,600	USD	2,444,000	05/24/16	(24,515)
BOA	MYR	4,688,970	USD	1,093,000	02/26/16	(33,600)
BOA	SGD	2,035,992	USD	1,413,000	02/26/16	(15,540)
BOA	THB	36,344,110	USD	1,012,371	02/26/16	(4,034)
BOA	TWD	16,852,140	USD	502,000	05/24/16	(4,109)
BOA	USD	545,000	BRL	2,203,708	02/02/16	5,954
BOA	USD	1,252,040	CAD	1,816,000	02/11/16	44,262
BOA	USD	372,617	CNY	2,535,957	10/24/16	8,250
BOA	USD	22,526,936	EUR	20,677,000	02/02/16	(119,796)
BOA	USD	3,036,646	EUR	2,796,000	02/12/16	(7,738)
BOA	USD	7,934,333	GBP	5,566,000	02/02/16	(3,344)
BOA	USD	8,026,278	JPY	981,800,000	02/12/16	84,778
BOA	USD	426,020	MXN	7,929,000	03/14/16	9,921
BOA	USD	1,747,287	SGD	2,498,418	02/26/16	4,235
BOA	USD	504,000	SGD	720,418	03/19/16	1,476
BOA	USD	252,000	THB	9,187,920	05/24/16	4,481
BOA	USD	667,000	TWD	22,364,510	04/23/16	4,659
BOA	USD	1,343,000	TWD	45,051,070	05/24/16	5,331
CITI	EUR	910,000	USD	993,483	03/02/16	7,007
CITI	GBP	5,566,000	USD	8,260,451	02/02/16	329,461
CITI	JPY	338,300,000	USD	2,861,227	02/02/16	66,860
CITI	MYR	2,099,647	USD	473,000	02/16/16	(31,837)
CITI	MYR	1,929,736	USD	3,392,964	05/24/16	(104,345)
CITI	THB	17,950,620	USD	492,000	02/16/16	(10,156)
CITI	USD	1,900,000	CNY	12,952,300	09/26/16	47,119
CITI	USD	6,736,461	EUR	6,273,000	02/02/16	59,082
CITI	USD	3,102,208	EUR	2,853,000	02/10/16	(11,552)
CITI	USD	3,032,963	EUR	2,789,000	02/11/16	(11,638)
CITI	USD	1,093,894	EUR	1,002,000	02/19/16	(8,427)
CITI	USD	299,879	INR	20,439,741	05/24/16	(4,502)
CITI	USD	487,000	KRW	587,565,500	05/24/16	1,886
CITI	USD	297,880	MXN	5,210,000	03/14/16	(4,736)
CITI	USD	2,843,241	MXN	52,824,000	03/14/16	61,055
CITI	USD	109,399	MXN	1,868,000	03/28/16	(6,695)
CITI	USD	677,000	MYR	2,914,485	04/10/16	19,204
CITI	USD	437,000	MYR	1,817,702	05/24/16	(2,793)
CITI	USD	931,000	MYR	4,014,305	05/24/16	8,722
CITI	USD	972,865	SGD	1,392,000	02/26/16	3,822
CITI	USD	1,566,000	TWD	52,579,800	02/26/16	7,053
CITI	USD	675,000	TWD	22,642,200	03/15/16	4,210
CSI	BRL	1,299,240	USD	324,000	02/02/16	(826)
CSI	USD	321,371	BRL	1,299,240	02/02/16	3,455
CSI	USD	611,000	KRW	736,621,600	02/16/16	3,180

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	USD	1,070,000	KRW	1,281,432,000	02/16/16	$(1,568)
DB	BRL	1,788,799	USD	860,465	02/02/16	(7,380)
DB	BRL	7,011,665	USD	1,771,920	02/02/16	18,916
DB	MYR	2,433,767	USD	551,000	02/16/16	(34,173)
DB	USD	1,119,000	BRL	4,527,427	02/02/16	97
DB	USD	1,300,980	BRL	5,119,487	02/02/16	(21,044)
DB	USD	462,000	BRL	1,878,954	02/05/16	7,762
DB	USD	101,000	BRL	408,141	02/06/16	1,040
DB	USD	232,000	BRL	944,008	02/07/16	4,014
DB	USD	1,100,000	CNY	6,523,000	04/07/16	(112,522)
DB	USD	2,030,458	CNY	13,826,000	12/05/16	43,177
DB	USD	1,097,905	GBP	729,125	03/16/16	(58,899)
DB	USD	1,098,000	MYR	4,684,068	04/12/16	20,917
DB	USD	1,087,000	MYR	4,700,188	04/21/16	35,767
DB	USD	2,806,000	MYR	12,043,689	05/24/16	14,277
DB	USD	538,000	MYR	2,244,536	05/24/16	(1,832)
GSB	AUD	1,453,000	USD	1,027,148	02/11/16	(766)
GSB	BRL	2,296,140	USD	568,000	02/02/16	(6,064)
GSB	CAD	6,146,000	USD	8,724,798	02/11/16	(245,530)
GSB	CNY	12,952,300	USD	1,909,524	09/26/16	(37,595)
GSB	JPY	225,000,000	USD	1,826,618	02/12/16	(32,200)
GSB	MXN	63,322,389	USD	3,692,784	03/14/16	211,281
GSB	THB	22,561,800	USD	620,000	02/16/16	(11,151)
GSB	THB	17,997,720	USD	498,000	02/26/16	(5,327)
GSB	TWD	23,707,380	USD	724,000	02/26/16	12,838
GSB	TWD	34,022,160	USD	1,011,962	05/24/16	(9,804)
GSB	USD	3,038,301	AUD	4,401,000	02/11/16	75,155
GSB	USD	1,135,916	BRL	4,592,280	02/02/16	6,106
GSB	USD	567,958	BRL	2,296,140	02/24/16	6,106
GSB	USD	4,780,277	CNY	32,687,533	05/15/16	131,126
GSB	USD	6,686,990	CNY	45,639,833	10/11/16	39,410
GSB	USD	3,027,428	EUR	2,779,000	02/02/16	(16,936)
GSB	USD	1,594,000	MXN	27,665,197	03/14/16	(31,802)
GSB	USD	624,000	MXN	11,610,768	03/14/16	14,367
GSB	USD	868,000	MXN	15,038,968	03/29/16	(41,148)
GSB	USD	865,000	MYR	3,691,388	05/24/16	16,788
GSB	USD	330,000	SGD	471,464	02/26/16	800
GSB	USD	329,000	THB	12,011,790	05/24/16	6,309
HSBC	BRL	1,805,657	USD	1,339,905	02/02/16	(9,604)
HSBC	CNY	14,307,340	USD	2,180,000	10/11/16	30,278
HSBC	CNY	12,710,929	USD	1,913,000	12/07/16	6,727
HSBC	MYR	5,412,092	USD	1,231,000	02/12/16	(70,653)
HSBC	MYR	14,865,226	USD	3,416,508	05/24/16	(134,454)
HSBC	SGD	538,000	USD	373,380	02/26/16	(4,104)
HSBC	SGD	2,293,000	USD	1,625,492	02/26/16	16,624

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
HSBC	THB	2,280,600	USD	63,000	02/26/16	$(780)
HSBC	TWD	9,216,625	USD	275,000	02/16/16	(1,466)
HSBC	TWD	58,941,810	USD	1,759,457	05/24/16	(10,704)
HSBC	USD	447,044	BRL	1,805,657	02/02/16	4,392
HSBC	USD	53,000	KRW	63,600,000	05/24/16	(81)
HSBC	USD	61,000	MYR	258,335	04/11/16	710
HSBC	USD	1,553,195	MYR	6,888,420	04/14/16	92,291
HSBC	USD	233,000	MYR	995,143	04/25/16	4,717
HSBC	USD	96,000	MYR	410,688	05/01/16	2,104
HSBC	USD	835,000	MYR	3,552,925	05/02/16	13,712
HSBC	USD	3,028,195	MYR	13,155,511	05/24/16	821
HSBC	USD	1,757,447	SGD	2,508,000	02/26/16	2,274
JPMCB	BRL	3,713,593	USD	890,123	02/02/16	(38,322)
JPMCB	BRL	3,300,780	USD	812,000	02/17/16	(9,856)
JPMCB	CHF	138,000	USD	137,648	02/11/16	2,883
JPMCB	CNY	41,302,100	USD	6,423,344	04/07/16	170,867
JPMCB	CNY	7,326,778	USD	1,114,000	09/14/16	12,114
JPMCB	CNY	16,697,745	USD	2,545,000	09/30/16	35,171
JPMCB	CNY	24,798,634	USD	3,793,000	10/11/16	66,928
JPMCB	CNY	4,853,521	USD	714,331	10/11/16	(14,926)
JPMCB	CNY	2,535,957	USD	389,698	10/24/16	8,831
JPMCB	CNY	15,837,003	USD	2,379,000	12/05/16	3,753
JPMCB	EUR	2,959,000	USD	3,202,730	02/02/16	(2,756)
JPMCB	JPY	805,100,000	USD	78,061,338	02/02/16	430,043
JPMCB	JPY	86,100,000	USD	29,198,595	02/12/16	(256,485)
JPMCB	JPY	83,600,000	USD	71,642,677	03/02/16	840,078
JPMCB	SGD	887,779	USD	2,423,854	02/26/16	(7,395)
JPMCB	THB	11,724,020	USD	322,000	02/16/16	(5,972)
JPMCB	THB	68,216,620	USD	1,886,000	02/26/16	(21,756)
JPMCB	THB	31,107,360	USD	849,000	05/24/16	(19,362)
JPMCB	TWD	30,100,980	USD	894,000	02/16/16	(8,922)
JPMCB	TWD	15,032,520	USD	449,000	02/26/16	(1,938)
JPMCB	TWD	7,524,160	USD	224,000	05/24/16	(1,968)
JPMCB	USD	6,774,487	AUD	9,662,000	02/11/16	23,831
JPMCB	USD	5,109,652	AUD	7,275,000	03/03/16	36,994
JPMCB	USD	918,570	BRL	3,713,593	02/02/16	9,875
JPMCB	USD	882,927	BRL	3,713,593	03/02/16	37,520
JPMCB	USD	9,282,647	CAD	13,202,000	02/11/16	141,236
JPMCB	USD	5,860,000	CNY	34,779,100	04/07/16	(595,001)
JPMCB	USD	1,740,774	CNY	11,844,224	05/13/16	39,525
JPMCB	USD	2,455,894	CNY	16,697,745	09/30/16	14,410
JPMCB	USD	1,957,423	EUR	1,781,000	02/11/16	(27,653)
JPMCB	USD	746,732	EUR	686,000	03/02/16	(3,080)
JPMCB	USD	45,937,278	JPY	5,423,200,000	02/02/16	(788,107)
JPMCB	USD	21,640,795	JPY	2,650,200,000	02/12/16	18,663

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
JPMCB	USD	4,396,451	JPY	517,500,000	02/13/16	$(121,888)
JPMCB	USD	1,922,065	JPY	227,200,000	02/15/16	(45,387)
JPMCB	USD	1,671,356	JPY	196,700,000	02/16/16	(46,609)
JPMCB	USD	3,438,040	JPY	403,400,000	02/18/16	(105,946)
JPMCB	USD	901,699	JPY	105,100,000	02/20/16	(33,570)
JPMCB	USD	1,739,240	JPY	213,800,000	03/05/16	27,050
JPMCB	USD	1,935,024	JPY	237,700,000	03/06/16	28,714
JPMCB	USD	16,932,690	JPY	2,071,300,000	03/08/16	179,176
JPMCB	USD	276,000	KRW	330,924,000	05/24/16	(653)
JPMCB	USD	2,165,476	MXN	37,283,000	03/14/16	(115,634)
JPMCB	USD	1,283,000	MYR	5,480,976	05/24/16	26,280
JPMCB	USD	1,321,000	THB	47,705,370	02/26/16	1,987
JPMCB	USD	1,164,000	THB	42,020,400	03/16/16	11,149
JPMCB	USD	1,483,000	THB	53,536,300	04/29/16	11,466
JPMCB	USD	476,000	THB	17,112,200	05/06/16	1,687
JPMCB	USD	2,388,000	THB	86,053,890	05/24/16	1,041
JPMCB	USD	940,000	TWD	31,480,600	02/16/16	4,305
JPMCB	USD	765,000	TWD	25,757,550	02/26/16	7,662
JPMCB	USD	1,000	TWD	33,735	04/15/16	13
JPMCB	USD	306,000	TWD	10,254,060	04/22/16	1,954
JPMCB	USD	483,000	TWD	16,185,555	05/24/16	1,124
RBC	EUR	85,612	USD	92,993	03/16/16	148
RBC	MXN	1,909,489	USD	110,433	03/16/16	5,463
RBC	NZD	6,079,527	USD	4,089,546	03/16/16	162,645
RBC	USD	53,304	AUD	74,483	03/16/16	(696)
RBC	USD	97,900	EUR	91,150	03/16/16	951
RBC	USD	286,637	EUR	260,656	03/16/16	(541)
RBC	USD	186,867	EUR	169,157	05/24/16	(3,419)
RBC	USD	189,370	MXN	3,302,756	03/16/16	(7,808)
RBC	USD	452,402	ZAR	6,953,448	03/16/16	(18,245)
RBS	USD	592,000	MXN	10,936,608	03/14/16	9,301
SG	EUR	128,215	USD	141,392	03/16/16	2,344
SG	MXN	16,116,643	USD	929,154	03/16/16	43,177
SG	USD	103,333	NZD	152,826	03/16/16	(4,620)
SG	ZAR	1,690,111	USD	109,587	03/16/16	4,061
SSC	EUR	119,228	USD	4,896,031	03/16/16	22,680
SSC	GBP	583,755	USD	837,764	03/16/16	5,911
SSC	MXN	19,448,202	USD	1,128,846	03/16/16	59,723
SSC	NZD	168,415	USD	108,256	03/16/16	(527)
SSC	USD	2,130,323	EUR	1,946,290	03/16/16	(397)
SSC	USD	100,170	EUR	92,182	06/01/16	(200)
SSC	USD	1,737,118	EUR	1,585,367	06/02/16	(17,811)
SSC	USD	188,034	EUR	172,287	06/04/16	(1,191)
SSC	USD	317,625	GBP	211,226	03/16/16	(16,627)
SSC	USD	88,009	JPY	10,397,080	03/16/16	(2,043)

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	USD	107,927	MXN	2,016,180	03/16/16	$2,908
SSC	USD	89,677	ZAR	1,519,753	03/16/16	5,212
SSC	ZAR	32,618,406	USD	2,390,886	03/16/16	111,840
						$1,225,446

Credit default swaps on corporate and sovereign issues—sell protection17

Counterparty	Referenced obligations[18]	Notional amount (000)		Termination dates	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
BB	Federal Republic of Brazil bond, 4.250%, due 01/07/25	USD	4,600	03/20/16	1.000%	$(4,973)	$8,271	$13,244	0.35%
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	1.000	(158,646)	(402,794)	(244,148)	11.01
BNP	Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	500	12/20/16	1.000	(5,087)	(1,492)	3,595	1.48
BOA	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	5,300	06/20/19	1.000	5,580	50,394	44,814	0.73
BOA	Sprint Communications, Inc. bond, 8.375%, due 08/15/17	USD	2,800	12/20/19	5.000	187,200	(553,131)	(740,331)	12.45
CITI	BMW Finance N.V. bond, 5.000%, due 08/06/18	EUR	2,000	12/20/20	1.000	(29,026)	(833)	28,193	1.02
CITI	Tesco PLC, bond, 6.000%, due 12/14/29	EUR	1,500	12/20/20	1.000	(136,125)	(142,630)	(6,505)	2.89
CITI	United Mexican States, bond, 5.950%, due 03/19/19	USD	1,300	09/20/20	1.000	(30,987)	(48,164)	(17,177)	1.88
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	100	03/20/19	0.455	283	1,031	748	0.69
DB	Goldman Sachs Group Inc. bond, 5.950%, due 01/18/18	USD	800	06/20/19	1.000	1,020	7,607	6,587	0.73
GSI	MetLife, Inc. bond, 4.750%, due 02/08/21	USD	1,900	12/20/20	1.000	8,823	(3,415)	(12,238)	1.06
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	(190,349)	(464,762)	(274,413)	11.01
JPMCB	United Mexican States, bond, 5.950%, due 03/19/19	USD	1,400	09/20/20	1.000	(35,580)	(51,882)	(16,302)	1.88
JPMCB	Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	2,000	12/20/17	1.000	(34,360)	(22,249)	12,111	1.63
MSCI	Chesepeake Energy Corp. Bond, 6.625%, due 08/15/20	USD	1,500	03/20/19	5.000	(88,465)	(934,583)	(846,118)	46.76

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Credit default swaps on corporate and sovereign issues—sell protection17—(concluded)

Counterparty	Referenced obligations[18]	Notional amount (000)		Termination dates	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[20]
MSCI	Ford Motor Co. bond,
	6.500%, due 08/01/18	USD	100	03/20/19	5.000%	$11,606	$12,580	$974	1.03%
MSCI	United Mexican States, bond, 5.950%, due 03/19/19	USD	10,400	12/20/19	1.000	77,204	(230,414)	(307,618)	1.66
						$(421,882)	$(2,776,466)	$(2,354,584)

Credit default swaps on credit indices—sell protection17

Counterparty	Referenced obligations[18]	Notional amount (000)		Termination dates	Payments received by the Portfolio[19]	Upfront payments received (made)	Value	Unrealized appreciation
CSI	CMBX.NA.AAA.8 Index	USD	600	10/17/57	0.500%	$(41,104)	$(35,848)	$5,256
DB	CMBX.NA.AAA.8 Index	USD	2,900	10/17/57	0.500	(199,575)	(173,268)	26,307
GSI	CMBX.NA.AAA.7 Index	USD	3,500	01/17/47	0.500	(155,857)	(155,614)	243
MSCI	CMBX.NA.AAA.3 Index	USD	3,305	12/13/49	0.008	(22,443)	(4,101)	18,342
						$(418,979)	$(368,831)	$50,148

Centrally cleared credit default swap agreements—sell protection17

Referenced obligation[18]	Notional amount (000)		Termination date	Payments received by the Portfolio[19]	Upfront payments received	Value	Unrealized appreciation	Credit spread[20]
iTraxx Europe Crossover Series 24 Index	EUR	6,100	12/20/20	5.000%	$301,369	$411,816	$110,447	3.68%

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[19]	Payments received by the Portfolio[19]	Value	Unrealized appreciation (depreciation)
GBP	2,000	12/16/17	1.500%	6 Month EURIBOR	$(41,534)	$(38,530)
GBP	16,300	03/16/18	1.500	6 Month EURIBOR	(320,339)	(197,714)
GBP	7,500	06/15/18	1.000	6 Month EURIBOR	(31,398)	(56,211)
GBP	3,000	09/21/18	1.500	6 Month EURIBOR	(49,521)	(45,031)
GBP	2,800	09/21/18	1.250	6 Month EURIBOR	(26,453)	(35,118)
MXN	1,456,000	03/14/16	3.610	Mexico Interbank TIIE 28 Days	(6,123)	(6,123)
MXN	228,000	05/16/16	Mexico Interbank TIIE 28 Days	3.925%	12,807	12,807
MXN	14,100	10/10/19	Mexico Interbank TIIE 28 Days	5.010	9,648	1,760
MXN	250,000	01/16/20	Mexico Interbank TIIE 28 Days	4.975	110,556	110,556
MXN	44,500	02/05/20	Mexico Interbank TIIE 28 Days	5.270	46,980	65,809
MXN	36,400	06/02/20	Mexico Interbank TIIE 28 Days	5.615	60,861	45,553
MXN	111,500	06/11/20	Mexico Interbank TIIE 28 Days	5.535	162,132	88,852

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[19]	Payments received by the Portfolio[19]	Value	Unrealized appreciation (depreciation)
MXN	39,500	10/22/20	Mexico Interbank TIIE 28 Days	5.310%	$30,435	$23,087
MXN	338,800	11/17/21	Mexico Interbank TIIE 28 Days	5.430	138,893	713,792
MXN	25,100	01/07/22	Mexico Interbank TIIE 28 Days	5.375	4,049	(13,656)
MXN	112,400	09/02/22	Mexico Interbank TIIE 28 Days	5.500	4,998	202,243
MXN	55,400	09/16/22	Mexico Interbank TIIE 28 Days	5.975	89,801	89,801
MXN	59,300	01/12/23	Mexico Interbank TIIE 28 Days	5.825	55,060	52,327
MXN	11,100	01/08/30	Mexico Interbank TIIE 28 Days	5.990	(25,095)	(3,962)
USD	15,100	06/17/16	0.500%	3 Month USD LIBOR	(36,958)	(31,762)
USD	25,000	12/16/19	2.000	3 Month USD LIBOR	(878,299)	(353,600)
USD	8,600	12/16/20	2.000	3 Month USD LIBOR	(307,788)	(160,570)
USD	37,400	12/16/22	2.250	3 Month USD LIBOR	(1,889,706)	(2,103,119)
USD	8,900	08/05/25	2.350	3 Month USD LIBOR	(539,447)	(539,447)
USD	3,500	12/16/25	2.500	3 Month USD LIBOR	(236,944)	(234,680)
USD	13,400	06/15/26	2.250	3 Month USD LIBOR	(459,481)	(435,590)
USD	3,800	06/15/26	2.250	3 Month USD LIBOR	(121,597)	(134,196)
USD	3,000	12/16/45	2.750	3 Month USD LIBOR	(326,768)	(258,010)
USD	61,500	12/16/45	2.750	3 Month USD LIBOR	(6,154,196)	(9,382,991)
USD	1,600	06/15/46	2.500	3 Month USD LIBOR	(66,778)	(114,467)
					$(10,792,205)	$(12,738,190)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
US government obligations	$—	$320,837,061	$—	$320,837,061
Government national mortgage association certificates	—	31,227	—	31,227
Federal home loan bank certificate	—	271,208	—	271,208
Federal home loan mortgage corporation certificates	—	1,961,999	1,108,558	3,070,557
Federal housing administration certificates	—	—	14,609	14,609
Federal national mortgage association certificates	—	40,577,866	21,115	40,598,981
Collateralized mortgage obligations	—	131,915,634	—	131,915,634
Asset-backed securities	—	71,770,315	—	71,770,315
Corporate notes	—	354,390,819	—	354,390,819
Loan assignments	—	8,094,000	—	8,094,000
Non-US government obligations	—	27,634,543	—	27,634,543
Municipal bonds and notes	—	15,743,302	—	15,743,302
Preferred stock	703,200	—	—	703,200
Time deposit	—	1,891,758	—	1,891,758
Short-term US government obligation	—	1,136,878	—	1,136,878

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary—(concluded)

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets (concluded)
Investment companies	$5,497,102	$—	$—	$5,497,102
Repurchase agreement	—	7,495,000	—	7,495,000
Options purchased	—	483,202	—	483,202
Investment of cash collateral from securities loaned	—	20,829,185	—	20,829,185
Futures contracts	2,496,222	—	—	2,496,222
Forward foreign currency contracts	—	5,243,544	—	5,243,544
Swap agreements	—	1,217,919	—	1,217,919
Total	$8,696,524	$1,011,525,460	$1,144,282	$1,021,366,266
Liabilities
Written swaptions and foreign exchange written options	—	(846,946)	—	(846,946)
Futures contracts	(3,635,316)	—	—	(3,635,316)
Forward foreign currency contracts	—	(4,018,098)	—	(4,018,098)
Swap agreements	—	(14,743,605)	—	(14,743,605)
Total	$(3,635,316)	$19,608,649	$—	$(23,243,965)

At January 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2016:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,145,044	$15,936	$24,519	$18,837	$1,204,336
Purchases	—	—	—	—	—
Sales	(36,523)	(1,154)	(3,885)	(18,765)	(60,327)
Accrued discounts/(premiums)	—	(51)	—	—	(51)
Total realized gain/(loss)	(23)	(50)	—	—	(73)
Net change in unrealized appreciation/depreciation	60	(72)	481	(72)	397
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$1,108,558	$14,609	$21,115	$—	$1,144,282

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016, was $2,367.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	86.1%
Cayman Islands	2.1
Netherlands	1.6
United Kingdom	1.4
Slovenia	0.9
Ireland	0.7
Luxembourg	0.7
Norway	0.7
South Korea	0.6
Mexico	0.5
Spain	0.5
British Virgin Islands	0.5
Canada	0.5
Guernsey	0.4
New Zealand	0.4
France	0.4
Venezuela	0.2
Belgium	0.2
South Africa	0.2
United Arab Emirates	0.2
Colombia	0.2
Singapore	0.2
Italy	0.2
Chile	0.2
Portugal	0.1
Germany	0.1
Croatia	0.1
Indonesia	0.1
Bermuda	0.0	†
Brazil	0.0	†
Turkey	0.0	†
Ivory Coast	0.0	†
Russia	0.0	†
Morocco	0.0	†
Sri Lanka	0.0	†
Nigeria	0.0	†
Senegal	0.0	†
Azerbaijan	0.0	†
Hungary	0.0	†
Kazakhstan	0.0	†
Mongolia	0.0	†
Ecuador	0.0	†
Vietnam	0.0	†
Dominican Republic	0.0	†
Argentina	0.0	†
El Salvador	0.0	†
Liberia	0.0	†
Panama	0.0	†
Romania	0.0	†
Australia	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Portfolio footnotes

††  Amount represents less than 0.005%

1  In US Dollars unless otherwise indicated.

2  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

3  Security, or portion thereof, pledged as collateral for swaps or futures.

4  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically.

5  Security is being fair valued by a valuation committee under the direction of the board of trustees.

6  Illiquid investment as of January 31, 2016.

7  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2016, the value of these securities amounted to 4.51% of net assets.

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 12.27% of net assets as of January 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Interest Only Securities. These securities entitle the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

10  Step bond that converts to the noted fixed rate at a designated future date.

11  Security, or portion thereof, was on loan at January 31, 2016.

12  Perpetual investment. The maturity date reflects the next call date.

13  Bond interest in default.

14  Non cumulative preferred stock. Convertible until 12/31/49.

15  Rates shown are the discount rates at date of purchase unless otherwise noted.

16  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$14,444,243	$103,565,830	$97,180,888	$20,829,185	$8,356

17  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

18  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

19  Payments made or received are based on the notional amount.

20  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares gained 4.01% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") rose 3.52%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 3.09%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 91. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance were contributions from sector allocation and yield curve positioning. Security selection was also a modest positive for results.

From a sector standpoint, an overweight to revenue bonds was beneficial, as they outperformed the benchmark. In addition, underweights to general obligation ("GO") bonds and pre-refunded bonds, both of which lagged the benchmark, were additive for results. Within the revenue bond sector, the Portfolio's strongest results came from our hospital bonds, along with airport bonds, tobacco bonds and financial institution-backed gas bonds. Conversely, our essential service water and special tax bonds, to which the Portfolio had modest overweights, detracted from results. Our security selection was positive overall, with water and sewer bonds from Detroit, Michigan and Houston, Texas doing particularly well. Strong security selection was partially offset by our lagging Missouri hospital bond exposure. We also achieved favorable results from bonds backed by the states' settlement of litigation with US tobacco companies.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Standish: Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Subadvisor's comments – concluded

Fundamentally, overall municipal credit quality continued to improve, as fund and cash balances grew at the local level, and state and local tax collections exceeded pre-recession levels. We expect to see continued divergence in credit spreads for issuers, with weak pension funding levels as costs weigh on state and local finances. We were underweight state and local GO bonds and will pursue opportunities where relatively cheap valuations are inconsistent with fundamental views and technical conditions. We avoided Puerto Rico bond exposure during the period, which lagged amidst negative credit headlines as the territory continued its inexorable march toward restructuring its debt. From a credit quality perspective, lower investment grade bonds rated A and BBB outperformed higher-quality AAA-rated and AA-rated bonds. The Portfolio was modestly overweight A-rated bonds, with an offsetting underweight mostly to AA-rated, while also being underweight BBB-rated bonds.

Yield curve exposure was additive to performance due to our relatively higher exposure to long-intermediate maturity bonds, particularly within the seven-to-15-year range. Having less exposure to shorter maturities inside of five years was also beneficial, as price pressures were fueled by investor anticipation of Federal Reserve Board rate hikes. Having a slightly longer duration was also positive as the market rallied, with 10-year municipal rates declining 48 basis points (0.48%) during the reporting period.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.88%	2.44%	4.49%	3.95%
Class C2	3.70%	2.00%	3.98%	3.43%
Class Y3	4.01%	2.68%	4.75%	4.20%
Class P4	4.01%	2.76%	4.76%	4.21%
After deducting maximum sales charge
Class A1	(0.80)%	(2.20)%	3.53%	3.47%
Class C2	2.95%	1.25%	3.98%	3.43%
Barclays US Municipal 3-15 Year Blend Index[5]	3.52%	2.69%	5.01%	4.76%
Lipper Intermediate Municipal Debt Funds median	3.09%	1.87%	4.55%	3.92%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.19%	2.73%	4.08%	3.82%
Class C2	2.93%	2.21%	3.56%	3.30%
Class Y3	3.31%	2.98%	4.34%	4.09%
Class P4	3.32%	2.98%	4.34%	4.08%
After deducting maximum sales charge
Class A1	(1.48)%	(1.92)%	3.13%	3.35%
Class C2	2.18%	1.46%	3.56%	3.30%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—0.92% and 0.87%; Class C—1.42% and 1.37%; Class Y—0.70% and 0.65%; and Class P—0.67% and 0.62% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65% ; and (2) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Weighted average duration	5.0 yrs.
Weighted average maturity	9.1 yrs.
Average coupon	4.94%
Net assets (mm)	$412.7
Number of holdings	165
Portfolio composition[1]	01/31/16
Municipal bonds and notes	97.9%
Cash equivalents and other assets less liabilities	2.1
Total	100.0%
Top five sectors[1]	01/31/16
Revenue	57.8%
General obligations	21.7
Lease revenue/special revenue	17.4
Pre-refunded	2.0
Cash and cash equivalents	1.1
Total	100.0%
Top five states[1]	01/31/16
Texas	13.8%
Illinois	12.2
New York	10.7
California	10.6
Florida	5.5
Total	52.8%
Quality diversification[1,2]	01/31/16
AAA and agency backed securities	10.2%
AA	43.8
A	31.7
BBB	3.0
Non-rated	9.2
Cash equivalents and other assets less liabilities	2.1
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Municipal bonds and notes—97.88%
Alabama—0.54%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,242,793
Arizona—0.42%
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,752,885
Arkansas—0.41%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,672,235
California—10.59%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,456,568
California State 5.000%, due 09/01/23	1,000,000	1,247,210
5.000%, due 12/01/24	2,000,000	2,490,420
5.000%, due 09/01/25	1,725,000	1,909,782
5.250%, due 10/01/20	1,000,000	1,157,950
5.500%, due 04/01/21	3,000,000	3,438,720
California State Department of Water Resources Power Supply Revenue Unrefunded Series H (AGM Insured) 5.000%, due 05/01/22	400,000	437,420
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,420,120
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	2,131,098
California State Public Works Board Lease Revenue Refunding Series H 5.000%, due 12/01/23	2,705,000	3,368,672
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,387,300
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,646,865
Los Angeles Department of Airports (Los Angeles International Airport), Series A 5.000%, due 05/15/32[1]	2,000,000	2,324,200
Los Angeles Department of Water & Power Revenue Power Systems Series B 5.000%, due 07/01/25	5,000,000	5,886,750
	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
North Natomas Community Facilities District No. 4 Special Tax Series E 5.000%, due 09/01/19	$1,385,000	$1,557,169
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A 5.000%, due 07/01/28	1,845,000	2,165,476
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,183,370
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,837,875
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,545,107
University of California Revenue Unrefunded General Series Q 5.250%, due 05/15/23	110,000	117,948
		43,710,020
Colorado—3.14%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project Series A 4.000%, due 10/01/18	1,500,000	1,610,715
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	2,886,475
Subseries A 5.500%, due 11/15/26[1]	7,000,000	8,477,980
		12,975,170
Connecticut—0.55%
Hartford County Metropolitan District Revenue (Green Bonds) Series A 5.000%, due 11/01/29	1,870,000	2,280,409
District of Columbia—0.58%
Metropolitan Washington, Airport Authority Airport System Revenue Series A 5.000%, due 10/01/22[1]	2,000,000	2,399,940
Florida—5.46%
Broward Port Facilities Revenue Refunding Series B 5.000%, due 09/01/21[1]	2,000,000	2,356,640
Citizens Property Insurance Corp. Revenue Series A-1 5.000%, due 06/01/25	10,000,000	12,330,500
Florida State Board of Education Lottery Revenue Refunding Series E 5.000%, due 07/01/19	1,000,000	1,134,600

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	$1,555,000	$1,798,622
5.250%, due 10/01/21	2,000,000	2,226,920
JEA Electric System Revenue Series A 5.000%, due 10/01/24	1,200,000	1,483,920
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,191,950
		22,523,152
Georgia—1.51%
Atlanta Development Authority Revenue Senior Lien Series A-1 5.000%, due 07/01/32	2,000,000	2,371,240
Main Street Natural Gas, Inc. Revenue Series A 5.500%, due 09/15/28	1,500,000	1,900,755
Municipal Electric Authority of Georgia Project One Subseries D 5.750%, due 01/01/19	1,750,000	1,958,985
		6,230,980
Illinois—12.23%
Chicago O'Hare International Airport Revenue Refunding General Third Lien Series B (NATL-RE Insured) 5.250%, due 01/01/18	1,000,000	1,081,710
Chicago O'Hare International Airport Revenue Refunding Series A 5.000%, due 01/01/29[1]	2,500,000	2,893,025
Chicago O'Hare International Airport Revenue Series A 5.000%, due 01/01/23[1]	1,150,000	1,343,154
Chicago Park District Refunding Limited Tax Series C 5.000%, due 01/01/27	1,625,000	1,827,004
Chicago Wastewater Transmission Revenue Second Lien 5.000%, due 01/01/25	1,000,000	1,149,190
Chicago Waterworks Revenue Second Lien Series A (AMBAC Insured) 5.000%, due 11/01/32	1,500,000	1,520,145
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,819,160
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,210,340
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	3,000,000	3,551,850
	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Finance Authority Revenue University of Chicago Series A 5.000%, due 10/01/29	$2,440,000	$2,798,875
Illinois Health Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	290,000	301,803
Illinois Municipal Electric Agency Power Supply System Revenue Refunding Series A 5.000%, due 02/01/32	2,500,000	2,935,700
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior Series A-1 5.000%, due 01/01/25	1,250,000	1,418,075
Metropolitan Pier & Exposition Authority Revenue (Mccormick Place Project), Series B 5.000%, due 12/15/28	2,000,000	2,233,500
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	7,236,369
6.000%, due 06/01/28	2,500,000	3,008,825
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,333,240
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,649,200
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,160,270
		50,471,435
Indiana—1.48%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A 5.250%, due 02/01/35	1,000,000	1,196,770
Indianapolis Local Public Improvement Bond Bank Airport Authority Series F (AMBAC Insured) 5.000%, due 01/01/22[1]	2,450,000	2,496,280
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care Series A 5.000%, due 01/01/30	2,055,000	2,409,714
		6,102,764
Kansas—0.42%
Kansas State Department of Transportation Highway Revenue Refunding (Libor Index), Series B-5 0.686%, due 09/01/19[2]	1,750,000	1,736,613
Kentucky—0.59%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	2,055,000	2,427,202

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—2.74%
East Baton Rouge Sewerage Commission Revenue Refunding Series B 5.000%, due 02/01/28	$1,000,000	$1,213,500
New Orleans Aviation Board Revenue Series B (AGM Insured) 5.000%, due 01/01/28[1]	1,500,000	1,758,915
State of Louisiana State Highway Improvement Revenue Series A 5.000%, due 06/15/29	3,500,000	4,207,700
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,133,960
		11,314,075
Maryland—1.43%
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,738,710
State of Maryland Second Series C 5.250%, due 08/01/20	3,500,000	4,162,515
		5,901,225
Massachusetts—4.65%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A 5.000%, due 06/15/23	2,500,000	3,055,200
Massachusetts Development Finance Agency Revenue Unrefunded-Partners Healthcare System 5.000%, due 07/01/19	475,000	505,029
Massachusetts Educational Financing Authority, Series K 5.000%, due 07/01/22[1]	2,500,000	2,853,575
Massachusetts State College Building Authority Revenue Refunding Series B 5.000%, due 05/01/29	2,500,000	2,976,675
Massachusetts State School Building Authority Dedicated Sales Tax Revenue Series B 5.000%, due 08/15/28	3,000,000	3,650,160
Massachusetts State Series B 5.000%, due 08/01/22	5,000,000	6,135,050
		19,175,689
Michigan—3.41%
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	2,500,000	2,826,775
	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	$2,415,000	$2,779,133
Michigan State Finance Authority Revenue Refunding (Detroit School District) Series A 5.000%, due 05/01/22	1,485,000	1,754,988
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,408,880
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,741,770
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport Series D 5.000%, due 12/01/17	510,000	547,990
		14,059,536
Missouri—3.12%
City of Kansas City, Missouri Airport Revenue Series A 5.000%, due 09/01/23[1]	5,000,000	5,912,150
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project Series A 5.000%, due 12/01/25	2,300,000	2,835,992
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth Series A 5.000%, due 11/15/34	2,000,000	2,306,000
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care Series A 5.000%, due 06/01/27	1,500,000	1,800,540
		12,854,682
Nebraska—1.84%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,661,018
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2 Series A 5.000%, due 01/01/30	2,500,000	2,920,775
		7,581,793
Nevada—1.37%
Las Vegas Valley Water District Refunding Series A 5.000%, due 06/01/21	2,000,000	2,393,960

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Nevada—(concluded)
Las Vegas Valley Water District Series B 5.000%, due 06/01/25	$2,700,000	$3,270,591
		5,664,551
New Jersey—3.18%
New Jersey Economic Development Authority Revenue Refunding Series WW 5.250%, due 06/15/31	2,100,000	2,326,002
Series XX 5.000%, due 06/15/26	1,600,000	1,780,688
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co. Series C 5.100%, due 06/01/23[1]	1,000,000	1,128,280
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,811,700
New Jersey State Higher Education Assistance Authority Revenue Series 1A 5.000%, due 12/01/18[1]	1,000,000	1,088,730
5.000%, due 12/01/21[1]	2,550,000	2,904,628
Rutgers State University Revenue Series J 5.000%, due 05/01/19	1,860,000	2,099,215
		13,139,243
New Mexico—0.90%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue Subseries B 0.936%, due 02/01/19[2]	1,000,000	996,120
1.036%, due 11/01/39[2]	2,750,000	2,725,250
		3,721,370
New York—10.75%
Metropolitan Transportation Authority New York Dedicated Tax Fund Subseries B-1 5.000%, due 11/15/29	2,500,000	2,980,050
Metropolitan Transportation Authority Revenue Transportation Series B 5.000%, due 11/15/27	2,090,000	2,527,458
Series D 5.000%, due 11/15/23	1,400,000	1,508,640
New York City Health & Hospital Corp. Revenue Health System Series A 5.000%, due 02/15/22	3,500,000	4,026,890
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding Series DD 5.000%, due 06/15/29	1,500,000	1,837,950
	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution) Series HH 5.000%, due 06/15/29	$2,500,000	$2,964,650
New York City Series E 5.000%, due 08/01/24	3,065,000	3,791,926
Series H 5.000%, due 08/01/25	2,990,000	3,719,919
New York City Transitional Finance Authority Future Tax Secured Revenue Series B 5.000%, due 02/01/23	2,500,000	2,964,850
Subseries I 5.000%, due 05/01/23	2,435,000	3,016,332
New York State Dorm Authority State Personal Income Tax Revenue General Purpose Series C 5.000%, due 03/15/25	2,320,000	2,747,993
New York State Thruway Authority General Revenue Junior Indebtedness Series A 5.000%, due 05/01/19	3,000,000	3,384,450
New York State Thruway Authority General Revenue Series I 5.000%, due 01/01/20	1,500,000	1,725,195
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association) 5.000%, due 01/01/22[1]	1,500,000	1,774,020
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth) 5.000%, due 09/01/22[1]	2,400,000	2,891,088
Tobacco Settlement Funding Corp., (Asset-Backed Revenue Bonds), Series B 5.000%, due 06/01/20	1,000,000	1,016,330
Triborough Bridge & Tunnel Authority Revenue Subseries 2003B-2 0.636%, due 01/01/33[2]	1,500,000	1,480,545
		44,358,286
North Carolina—0.88%
North Carolina Capital Improvement Obligations Series C 5.000%, due 05/01/30	1,000,000	1,173,290
University of North Carolina Chapel Hill Revenue Series A 5.000%, due 12/01/27	2,160,000	2,468,772
		3,642,062

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—0.82%
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	$3,000,000	$3,370,800
Pennsylvania—1.78%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,168,110
Pennsylvania Economic Development Financing Authority Unemployment Compensation Revenue Series B 5.000%, due 01/01/22	1,250,000	1,330,950
Pennsylvania Turnpike Commission Turnpike Revenue Series B 5.000%, due 12/01/32	1,250,000	1,476,775
Philadelphia School District Refunding Series E 5.000%, due 09/01/18	1,000,000	1,086,930
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,290,460
		7,353,225
Rhode Island—1.05%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,311,825
South Carolina—1.27%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,974,600
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,246,720
		5,221,320
Tennessee—1.42%
Metropolitan Government of Nashville & Davidson County Series D 5.000%, due 07/01/23	5,000,000	5,845,300
Texas—13.80%
Arlington Independent School District School Building Bond Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,726,410
5.000%, due 02/15/26	1,295,000	1,583,358
Central Texas Regional Mobility Authority Senior Lien Revenue Series A 5.000%, due 01/01/35	1,100,000	1,252,262
	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Central Texas Turnpike System Series C 5.000%, due 08/15/31	$2,000,000	$2,314,180
City of Brownsville, Texas Utilities System Revenue Series A 5.000%, due 09/01/28	2,225,000	2,617,356
City of Rockwall, Texas Combination Tax and Surplus Revenue 5.000%, due 08/01/21	1,000,000	1,192,320
City of Waco, Texas Combination Tax And Revenue Certificates of Obligation 5.000%, due 02/01/20	1,550,000	1,782,051
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,319,054
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	3,082,875
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	3,002,775
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,303,220
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,741,045
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,491,280
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Series A 5.000%, due 11/01/29	2,000,000	2,367,780
Harris County-Houston Sports Authority Revenue Refunding Senior Lien Series A 5.000%, due 11/15/29	1,000,000	1,183,670
Houston Utility System Revenue First Lien Series D 5.000%, due 11/15/29	2,000,000	2,380,940
Love Field Airport Modernization Corp. General Airport Revenue 5.000%, due 11/01/35[1]	1,700,000	1,959,216
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,934,705
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,543,105
5.000%, due 09/01/22	1,400,000	1,489,894

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North Texas Tollway Authority Revenue Refunding Series A 5.000%, due 01/01/31	$2,750,000	$3,246,072
5.000%, due 01/01/34	2,775,000	3,232,542
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20	4,370,000	5,069,855
Socorro Independent School District Refunding Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,748,014
University of Texas University Revenues Refunding Financing System Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	204,130
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,196,530
		56,964,639
Washington—2.89%
Port of Seattle Revenue Refunding 5.500%, due 12/01/22[1]	500,000	603,135
Port of Seattle Revenue Series C 5.000%, due 04/01/32[1]	1,955,000	2,247,507
Seattle Municipal Lighting & Power Revenue Refunding & Improvement Series A 5.000%, due 02/01/22	2,500,000	2,979,275
Washington State Series A-1 5.000%, due 08/01/31	5,000,000	6,108,550
		11,938,467
Wisconsin—2.66%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	1,500,000	1,781,010
	Face amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—(concluded)
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	$1,000,000	$1,167,090
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,404,250
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A 5.000%, due 12/01/26	1,175,000	1,415,593
WPPI Energy Power Supply Revenue Series A 5.000%, due 07/01/32	2,760,000	3,228,814
		10,996,757
Total municipal bonds and notes (cost—$381,168,949)		403,940,443
Repurchase agreement—0.60%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $1,810,000 US Treasury Bond, 8.125% due 08/15/21; (value—$2,517,591); proceeds: $2,467,002 (cost—$2,467,000)	2,467,000	2,467,000
Total investments (cost—$383,635,949)—98.48%		406,407,443
Other assets in excess of liabilities—1.52%		6,290,282
Net assets—100.00%		$412,697,725

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$23,271,027
Gross unrealized depreciation	(499,533)
Net unrealized appreciation	$22,771,494

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$403,940,443	$—	$403,940,443
Repurchase agreement	—	2,467,000	—	2,467,000
Total	$—	$406,407,443	$—	$406,407,443

At January 31, 2016 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security subject to Alternative Minimum Tax.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically.

See accompanying notes to financial statements

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 0.11% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") returned 0.01%, the Barclays Global Aggregate ex USD 50% Hedged Index gained 1.23%, and the Lipper International Income Funds category posted a median return of -2.10%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 102. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio performed largely in line with the primary benchmark during the reporting period, including the structural unwinding of the remainder of the USD hedge. Our overweight allocation to the European periphery (including Spain and Italy) contributed to performance. Another positive driver was our exposure to Mexican local bonds. Although our bias to be underweight duration versus the benchmark via shorts in Germany, Japan and the US performed well in the fourth quarter of 2015, it was unable to offset meaningful losses earlier in the reporting period. In January 2016, we closed out our 10-year German bund underweight.

In terms of currency positioning, we maintained our short euro versus the Norwegian krone and short US dollar versus the Mexican peso. Our net US dollar exposure was broadly flat over the period. However, we had a modest long position in the US dollar in August 2015 versus the Australian dollar, which we closed at a profit after the Australian dollar fell 4%. In our view, we felt that the US dollar had become quite expensive on a trade-weighted basis versus its 10-year moving average. We had long planned to move the Portfolio to a neutral position in the US dollar ahead of policy normalization from the US Federal Reserve Board. We took the view that there was a significant chance of additional easing from the European Central Bank ("ECB") at its December 2015 meeting and we took the opportunity to implement a tactical short euro versus the US dollar. The euro subsequently declined in November. We were cognizant of the significant move

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Rogge Global Partners: Olaf Rogge, John Graham, Malie Conway and David Jacob

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Subadvisor's comments – concluded

lower in the euro as it fell back to levels not seen since the first quarter of 2015, and we unwound the tactical trade, taking profits ahead of the ECB's December meeting. Within emerging market currencies, we had a short Taiwanese dollar versus the Indian rupee. We shifted this to an outright short in the Taiwanese dollar in early 2016, due to growing concerns about the economic slowdown in China.

An overweight credit position was positive for results. Industrials were the weakest performing corporate sub-sector, driven by poor results in metals and mining, as well as energy. Hence, our sector selection (financials bias) worked well for us. Additionally, we were more overweight euro-denominated credit as opposed to US dollar-denominated credit. Euro-denominated credit outperformed its US counterpart during the period. This was largely driven by the poor results from energy and metals and mining, both of which are much more represented in the US than in the eurozone. Finally, an allocation to high yield credit was positive as strong security and sector selection outweighed our long credit beta exposure. (Beta is a measure of volatility or risk relative to the market as a whole.) We continue to believe that picking the correct sectors in credit and differentiating will be the key to outperformance in 2016.

Futures were used in the Portfolio to take positions in various government bond markets, hedge interest rate exposure and take yield curve positions. Overall, the use of futures was beneficial to the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(0.20)%	(3.56)%	(0.05)%	2.86%
Class C2	(0.45)%	(4.04)%	(0.53)%	2.37%
Class Y3	(0.13)%	(3.41)%	0.15%	3.12%
Class P4	(0.11)%	(3.39)%	0.16%	3.09%
After deducting maximum sales charge
Class A1	(4.71)%	(7.90)%	(0.96)%	2.38%
Class C2	(1.18)%	(4.74)%	(0.53)%	2.37%
Barclays Global Aggregate ex US Index[5]	0.01%	(3.78)%	(0.78)%	2.94%
Barclays Global Aggregate ex USD 50% Hedged Index[6]	1.23%	(1.27)%	2.00%	3.75%
Lipper International Income Funds median	(2.10)%	(5.27)%	0.12%	3.38%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.00%	(3.83)%	(0.03)%	3.03%
Class C2	(0.24)%	(4.22)%	(0.51)%	2.54%
Class Y3	0.08%	(3.68)%	0.16%	3.30%
Class P4	0.10%	(3.65)%	0.18%	3.26%
After deducting maximum sales charge
Class A1	(4.51)%	(8.14)%	(0.94)%	2.56%
Class C2	(0.98)%	(4.92)%	(0.51)%	2.54%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.27% and 1.04%; Class C—1.76% and 1.53%; Class Y—1.09% and 0.86%; and Class P—1.08% and 0.85% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2016 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Rogge Global Partners plc, the Portfolio's investment advisor; (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%; and (3) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Global Aggregate ex USD Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Weighted average duration	6.9 yrs.
Weighted average maturity	10.3 yrs.
Average coupon	3.46%
Net assets (mm)	$523.6
Number of holdings	238
Portfolio composition[1]	01/31/16
Long-term global debt securities	96.8%
Futures and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	3.5
Total	100.0%
Quality diversification[1,2]	01/31/16
AAA	6.0%
AA	7.8
A	24.4
BBB	19.0
BB	3.3
B	0.7
Non-rated	35.6
Futures and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	3.5
Total	100.0%
Top five countries of incorporation[1]	01/31/16
United States	25.5%
Japan	14.8
United Kingdom	10.0
Italy	6.7
France	6.7
Total	63.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Long-term global debt securities—96.76%
Australia—0.34%
Westpac Banking Corp. 3.625%, due 02/28/23[1,2]	USD	1,750,000	$1,779,122
Austria—0.83%
Austria Government Bond 1.200%, due 10/20/25[1]	EUR	3,800,000	4,355,700
Belgium—1.16%
Belgium Government Bond 4.250%, due 09/28/22[1]	EUR	4,400,000	6,073,264
Canada—4.78%
Canadian Government Bond 5.750%, due 06/01/33	CAD	7,960,000	8,947,372
Cards II Trust 3.333%, due 05/15/16	CAD	2,300,000	1,652,933
Royal Bank of Canada 1.400%, due 10/13/17	USD	2,450,000	2,448,415
2.350%, due 10/30/20	USD	5,950,000	5,953,742
Toronto-Dominion Bank 1.400%, due 04/30/18	USD	6,050,000	6,029,642
			25,032,104
Denmark—0.44%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	2,286,318
Dominican Republic—0.15%
Dominican Republic International Bond 6.875%, due 01/29/26	USD	750,000	759,375
France—6.73%
BNP Paribas SA 2.375%, due 09/14/17	USD	5,700,000	5,766,576
Crown European Holdings SA 4.000%, due 07/15/22[1]	EUR	500,000	552,093
France Government Bond OAT 2.250%, due 05/25/24[1]	EUR	7,750,000	9,671,420
3.250%, due 10/25/21[1]	EUR	5,200,000	6,688,028
4.750%, due 04/25/35[1]	EUR	3,300,000	5,612,233
Numericable-SFR 5.375%, due 05/15/22[1]	EUR	950,000	1,054,864
Republic of France 4.000%, due 04/25/55[1]	EUR	450,000	787,956
Societe Generale SA 2.750%, due 10/12/17	USD	4,150,000	4,221,753
5.200%, due 04/15/21[1]	USD	800,000	905,849
			35,260,772
Germany—2.27%
Bundesrepublik Deutschland 3.250%, due 07/04/42[1]	EUR	1,250,000	2,057,743
4.750%, due 07/04/40[1]	EUR	3,900,000	7,684,999
Trionista Holdco GmbH 5.000%, due 04/30/20[1]	EUR	800,000	888,653
	Face amount		Value
Long-term global debt securities—(continued)
Germany—(concluded)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 3.500%, due 01/15/27[3]	EUR	200,000	$204,202
4.000%, due 01/15/25[1]	EUR	1,000,000	1,057,604
			11,893,201
Guernsey—0.45%
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	USD	2,350,000	2,333,099
Indonesia—0.47%
Indonesia Government International Bond 3.375%, due 04/15/23[1]	USD	2,600,000	2,460,250
Ireland—1.44%
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[3]	EUR	1,000,000	1,070,843
German Residential Funding PLC 1.046%, due 08/27/24[1,2]	EUR	2,361,676	2,586,547
Ireland Government Bond 5.400%, due 03/13/25	EUR	1,450,000	2,193,553
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[1]	EUR	1,350,000	1,662,385
			7,513,328
Italy—6.74%
Assicurazioni Generali SpA 2.875%, due 01/14/20[1]	EUR	100,000	115,917
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[1]	EUR	7,200,000	9,121,573
4.750%, due 09/01/21	EUR	3,700,000	4,912,063
Enel SpA 6.500%, due 01/10/74[1,2]	EUR	900,000	1,035,925
Intesa Sanpaolo SpA 4.375%, due 10/15/19[1]	EUR	1,200,000	1,463,440
Italy Buoni Poliennali Del Tesoro 1.500%, due 06/01/25	EUR	650,000	714,876
3.750%, due 09/01/24	EUR	2,000,000	2,604,176
4.500%, due 03/01/24	EUR	4,950,000	6,735,095
4.750%, due 09/01/44[1]	EUR	500,000	782,461
5.000%, due 09/01/40[1]	EUR	4,000,000	6,317,375
UniCredit SpA 3.375%, due 01/11/18[1]	EUR	1,300,000	1,488,940
			35,291,841
Japan—14.76%
Development Bank of Japan 2.300%, due 03/19/26	JPY	500,000,000	5,004,258
Government of Japan 2.200%, due 09/20/26	JPY	467,500,000	4,690,832
2.300%, due 06/20/35	JPY	1,177,000,000	12,346,809
2.300%, due 12/20/36	JPY	480,000,000	5,032,417

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Japan—(concluded)
Japan Government Thirty Year Bond 2.000%, due 09/20/41	JPY	1,167,100,000	$11,792,178
Japan Government Twenty Year Bond 2.100%, due 09/20/29	JPY	2,269,200,000	23,073,996
Mizuho Bank Ltd. 1.300%, due 04/16/17[3]	USD	5,900,000	5,883,079
Sumitomo Mitsui Banking Corp. 1.950%, due 07/23/18	USD	800,000	801,274
3.200%, due 07/18/22	USD	2,600,000	2,671,568
The Bank of Tokyo-Mitsubishi UFJ Ltd. 1.450%, due 09/08/17[3]	USD	6,000,000	5,974,446
			77,270,857
Kazakhstan—0.18%
Kazakhstan Government International Bond 5.125%, due 07/21/25[1]	USD	950,000	945,440
Liberia—0.07%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	USD	350,000	358,750
Luxembourg—0.48%
Fiat Chrysler Finance Europe 4.750%, due 07/15/22[1]	EUR	100,000	112,121
KION Finance SA 6.750%, due 02/15/20[1]	EUR	950,000	1,065,931
Wind Acquisition Finance SA 4.000%, due 07/15/20[1]	EUR	1,250,000	1,323,658
			2,501,710
Malaysia—0.27%
Malaysia Government Bond, Series 0111 4.160%, due 07/15/21	MYR	5,800,000	1,429,151
Mexico—4.00%
Mexican Bonos 6.500%, due 06/10/21	MXN	48,430,000	2,811,218
6.500%, due 06/09/22	MXN	157,500,000	9,117,572
10.000%, due 12/05/24	MXN	127,150,000	9,013,257
			20,942,047
Netherlands—4.77%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[1]	USD	4,000,000	4,110,480
6.375%, due 04/27/21[1]	EUR	1,100,000	1,421,869
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[3]	USD	2,650,000	2,670,490
EDP Finance BV 4.125%, due 01/15/20[3]	USD	800,000	803,941
	Face amount		Value
Long-term global debt securities—(continued)
Netherlands—(concluded)
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	1,014,000	$1,136,918
5.000%, due 09/14/22[1]	EUR	1,100,000	1,476,552
ING Bank N.V. 3.750%, due 03/07/17[3]	USD	3,150,000	3,227,862
Linde Finance BV 3.125%, due 12/12/18	EUR	2,050,000	2,411,534
Netherlands Government Bond 1.750%, due 07/15/23[1]	EUR	1,450,000	1,759,228
4.000%, due 01/15/37[1]	EUR	1,900,000	3,189,344
Samvardhana Motherson Automotive Systems Group BV 4.125%, due 07/15/21[1]	EUR	1,050,000	1,069,524
Telefonica Europe BV 5.875%, due 03/31/24[1,2,4]	EUR	800,000	818,325
UPC Holding BV 6.750%, due 03/15/23[3]	EUR	750,000	871,380
			24,967,447
Norway—0.14%
DnB Bank ASA 4.375%, due 02/24/21[1]	EUR	570,000	732,515
Poland—0.21%
Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,122,104
Romania—0.50%
Romanian Government International Bond 2.875%, due 10/28/24[1]	EUR	850,000	961,091
3.625%, due 04/24/24[1]	EUR	1,400,000	1,672,832
			2,633,923
South Korea—2.21%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	4,709,000,000	4,244,061
5.750%, due 09/10/18	KRW	7,924,710,000	7,310,054
			11,554,115
Spain—5.37%
Bankinter S.A. 0.027%, due 06/21/43[1,2]	EUR	1,959,367	2,040,087
BBVA Senior Finance SAU 2.375%, due 01/22/19[1]	EUR	2,000,000	2,292,047
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2 0.007%, due 01/18/49[1,2]	EUR	1,285,813	1,329,465
Iberdrola Finanzas SAU 4.125%, due 03/23/20	EUR	1,800,000	2,232,877
Santander International Debt SAU 4.000%, due 01/24/20[1]	EUR	1,900,000	2,324,973

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
Spain—(concluded)
Spain Government Bond 1.600%, due 04/30/25[1]	EUR	600,000	$658,956
3.800%, due 04/30/24[1]	EUR	2,150,000	2,775,034
4.400%, due 10/31/23[1]	EUR	2,250,000	3,013,568
4.900%, due 07/30/40[1]	EUR	1,250,000	1,899,573
5.150%, due 10/31/44[1]	EUR	400,000	638,939
5.850%, due 01/31/22[1]	EUR	6,350,000	8,911,057
			28,116,576
Sweden—2.54%
Government of Sweden 3.500%, due 06/01/22	SEK	18,225,000	2,557,167
4.250%, due 03/12/19	SEK	14,830,000	1,976,907
Nordea Bank AB 3.125%, due 03/20/17[3]	USD	5,200,000	5,305,825
Swedbank AB 2.125%, due 09/29/17[3]	USD	3,450,000	3,481,875
			13,321,774
United Kingdom—9.97%
Arkle Master Issuer PLC 3.986%, due 08/17/17[1]	GBP	1,050,000	1,552,308
4.681%, due 02/17/17[1]	GBP	700,000	1,031,157
Barclays Bank PLC 5.140%, due 10/14/20	USD	1,100,000	1,210,964
BAT International Finance PLC 3.625%, due 11/09/21[1]	EUR	1,050,000	1,304,296
Coventry Building Society 2.250%, due 12/04/17[1]	EUR	4,200,000	4,716,960
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[3]	USD	3,450,000	3,445,578
Imperial Tobacco Finance PLC 2.950%, due 07/21/20[3]	USD	3,900,000	3,952,131
Lloyds TSB Bank PLC 6.500%, due 03/24/20[1]	EUR	1,400,000	1,812,240
Penarth Master Issuer PLC 0.826%, due 05/18/19[2,3]	USD	3,300,000	3,290,357
Santander UK Group Holdings PLC 3.125%, due 01/08/21	USD	1,300,000	1,316,060
Silverstone Master Issuer PLC 0.961%, due 01/21/70[2,3]	GBP	1,400,000	1,990,359
5.063%, due 01/21/55[1,2]	GBP	1,400,000	2,050,316
Taurus 2013 GMF1 PLC, Class A 0.958%, due 05/21/24[1,2]	EUR	1,152,537	1,261,029
United Kingdom Gilt 3.250%, due 01/22/44[1]	GBP	4,600,000	7,745,909
4.500%, due 09/07/34[1]	GBP	5,800,000	11,217,465
United Kingdom Treasury Bonds 4.250%, due 12/07/55[1]	GBP	1,970,000	4,319,948
			52,217,077
	Face amount		Value
Long-term global debt securities—(continued)
United States—25.49%
ABB Treasury Center USA, Inc. 2.500%, due 06/15/16[3]	USD	2,350,000	$2,360,794
ACE INA Holdings, Inc. 2.875%, due 11/03/22	USD	950,000	962,637
Activision Blizzard, Inc. 5.625%, due 09/15/21[3]	USD	1,350,000	1,417,500
AES Corp. 3.414%, due 06/01/19[2]	USD	1,450,000	1,341,250
American Express Credit Corp. 2.375%, due 03/24/17	USD	7,400,000	7,498,746
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,226,819
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21	USD	7,950,000	8,003,758
AT&T, Inc. 1.300%, due 09/05/23	EUR	550,000	584,256
2.400%, due 03/15/24	EUR	900,000	1,019,088
2.500%, due 03/15/23	EUR	1,300,000	1,502,925
Bank of America Corp. 2.000%, due 01/11/18	USD	3,850,000	3,837,695
Bank of America NA 2.050%, due 12/07/18	USD	500,000	500,399
Branch Banking & Trust Co. 3.800%, due 10/30/26	USD	1,600,000	1,653,222
Capital One NA/Mclean VA 1.500%, due 09/05/17	USD	1,800,000	1,790,422
CCO Safari II LLC 3.579%, due 07/23/20[3]	USD	1,150,000	1,156,561
Celgene Corp. 2.875%, due 08/15/20	USD	2,800,000	2,823,047
Cigna Corp. 3.250%, due 04/15/25	USD	2,850,000	2,796,713
Citigroup Commercial Mortgage Trust 2014-388G, Class A 1.176%, due 06/15/33[2,3]	USD	1,950,000	1,921,414
Citigroup, Inc. 2.050%, due 12/07/18	USD	3,000,000	2,981,601
2.150%, due 07/30/18	USD	1,050,000	1,048,851
Commercial Mortgage Pass-Through Certificates, Series 2012-9W57, Class A 2.365%, due 02/10/29[3]	USD	1,000,000	1,007,075
Constellation Energy Group, Inc. 5.150%, due 12/01/20	USD	2,600,000	2,839,944
CSMC Trust, Series 2015-GLPB, Class A 3.639%, due 11/15/34[3]	USD	3,500,000	3,644,933
CVS Health Corp. 2.800%, due 07/20/20	USD	2,700,000	2,746,651

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Daimler Finance North America LLC 1.125%, due 03/10/17[3]	USD	2,850,000	$2,834,265
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[3]	USD	3,573,000	3,545,845
Duke Energy Corp. 2.100%, due 06/15/18	USD	550,000	551,748
3.050%, due 08/15/22	USD	1,150,000	1,146,392
Ford Credit Auto Owner Trust, Series 2014-2, Class A 2.310%, due 04/15/26[3]	USD	2,950,000	2,989,826
Ford Motor Credit Co. LLC 1.684%, due 09/08/17	USD	2,850,000	2,819,328
2.943%, due 01/08/19	USD	800,000	801,765
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[3]	USD	2,550,000	2,651,736
Halliburton Co. 2.700%, due 11/15/20	USD	900,000	881,015
Hilton USA Trust, Series 2013-HLT 2.662%, due 11/05/30[3]	USD	2,980,000	2,988,559
International Lease Finance Corp. 8.875%, due 09/01/17[5]	USD	1,100,000	1,177,000
Jarden Corp. 3.750%, due 10/01/21[1]	EUR	1,100,000	1,242,048
JBS USA LLC/JBS USA Finance, Inc. 7.250%, due 06/01/21[1]	USD	350,000	317,187
JPMorgan Chase & Co. 1.350%, due 02/15/17[5]	USD	1,750,000	1,749,827
Kraft Heinz Foods Co. 3.500%, due 07/15/22[3]	USD	1,000,000	1,020,389
MasterCard, Inc. 1.100%, due 12/01/22	EUR	1,400,000	1,530,193
MetLife, Inc. 3.600%, due 11/13/25	USD	1,950,000	1,958,789
Morgan Stanley 2.800%, due 06/16/20	USD	900,000	903,196
5.500%, due 07/28/21	USD	2,400,000	2,683,846
Morgan Stanley Capital I Trust 2014-CPT, Class A 3.350%, due 07/13/29[3]	USD	3,850,000	3,979,551
New York Life Global Funding 1.650%, due 05/15/17[3]	USD	2,700,000	2,717,383
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[3]	USD	1,348,000	1,467,261
PPG Industries, Inc. 0.875%, due 03/13/22	EUR	2,200,000	2,331,072
	Face amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
PPL Capital Funding, Inc. 3.950%, due 03/15/24	USD	700,000	$726,090
Prudential Financial, Inc. 3.500%, due 05/15/24	USD	2,950,000	2,924,149
Reliance Holding USA, Inc. 5.400%, due 02/14/22[3]	USD	2,300,000	2,523,574
Reynolds American, Inc. 2.300%, due 06/12/18	USD	350,000	353,293
Sempra Energy 3.550%, due 06/15/24	USD	2,900,000	2,866,032
SunTrust Banks, Inc. 2.350%, due 11/01/18	USD	1,900,000	1,911,525
Synchrony Financial 1.875%, due 08/15/17	USD	1,750,000	1,743,080
2.700%, due 02/03/20[5]	USD	1,300,000	1,279,269
The Coca-Cola Co. 0.117%, due 09/09/19[2]	EUR	1,200,000	1,292,204
The Goldman Sachs Group, Inc. 2.750%, due 09/15/20	USD	300,000	299,811
3.750%, due 05/22/25[5]	USD	600,000	602,827
5.750%, due 01/24/22	USD	2,350,000	2,668,296
UnitedHealth Group, Inc. 2.700%, due 07/15/20	USD	1,450,000	1,483,907
2.750%, due 02/15/23	USD	1,500,000	1,495,725
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	800,000	931,588
Virginia Electric & Power Co. 3.150%, due 01/15/26	USD	1,650,000	1,670,283
Visa, Inc. 2.800%, due 12/14/22	USD	3,650,000	3,719,525
Wells Fargo & Co. 4.100%, due 06/03/26[5]	USD	3,950,000	4,009,056
			133,454,756
Total long-term global debt securities (cost—$529,953,050)			506,606,616
Repurchase agreement—0.50%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $232,735 US Treasury Bond, 8.125% due 08/15/21 and $2,257,392 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$2,688,747); proceeds: $2,636,002 (cost—$2,636,000)		$2,636,000	2,636,000

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—0.29%
Money market fund—0.29%
UBS Private Money Market Fund LLC[6] (cost—$1,513,573)	1,513,573	$1,513,573
Total investments (cost—$534,102,623)—97.55%		510,756,189
Other assets in excess of liabilities—2.45%		12,828,783
Net assets—100.00%		$523,584,972

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$9,106,073
Gross unrealized depreciation	(32,452,507)
Net unrealized depreciation	$(23,346,434)

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
87	AUD	Australian Bond 10 Year Futures	March 2016	$7,798,161	$7,968,491	$170,330
96	CAD	Canada Government Bond 10 Year Futures	March 2016	9,478,251	9,788,450	310,199
113	EUR	German Euro BOBL Futures	March 2016	16,125,911	16,211,146	85,235
118	EUR	German Euro Bund Futures	March 2016	20,432,215	20,880,940	448,725
7	EUR	German Euro Buxl 30 Year Futures	March 2016	1,159,163	1,233,164	74,001
469	EUR	German Euro Schatz Futures	March 2016	56,754,358	56,814,691	60,333
123	GBP	United Kingdom Long Gilt Bond Futures	March 2016	20,520,983	21,087,597	566,614
17	JPY	Japan Government Bond 10 Year Futures	March 2016	20,891,009	21,122,042	231,033
				$153,160,051	$155,106,521	$1,946,470
				Proceeds
US Treasury futures sell contracts:
158	USD	US Treasury Note 2 Year Futures	March 2016	$34,362,206	$34,542,750	$(180,544)
683	USD	US Treasury Note 5 Year Futures	March 2016	81,078,229	82,418,891	(1,340,662)
568	USD	US Treasury Note 10 Year Futures	March 2016	71,762,141	73,600,375	(1,838,234)
				$187,202,576	$190,562,016	$(3,359,440)
						$(1,412,970)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	AUD	7,760,000	USD	5,486,708	02/16/16	$(1,742)
CITI	CAD	1,760,000	USD	1,252,067	02/16/16	(4,263)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	EUR	1,236,233	USD	1,310,587	02/16/16	$(29,068)
CITI	EUR	1,040,000	USD	1,139,102	02/16/16	12,097
CITI	PHP	524,136,000	USD	10,949,291	03/10/16	(27,049)
CITI	TWD	349,192,000	USD	10,352,798	03/10/16	(122,784)
CITI	USD	12,533,459	AUD	17,219,791	02/16/16	(354,340)
CITI	USD	13,767,115	CAD	18,484,252	02/16/16	(572,620)
CITI	USD	63,012,232	EUR	58,173,236	02/16/16	27,690
CITI	USD	5,632,927	EUR	5,147,750	02/16/16	(54,525)
CITI	USD	150,426	GBP	99,199	02/16/16	(9,076)
CITI	USD	5,344,554	RUB	431,840,000	03/10/16	319,655
CSI	EUR	6,886,944	CHF	7,449,056	02/16/16	(187,276)
CSI	EUR	849,388	CZK	22,900,000	03/10/16	(2,179)
DB	TWD	363,350,000	USD	11,125,536	03/10/16	225,222
DB	USD	4,329,879	EUR	3,959,641	02/16/16	(38,981)
DB	USD	3,339,127	GBP	2,281,372	02/16/16	(88,351)
DB	USD	5,435,399	JPY	665,761,041	02/16/16	65,131
DB	USD	4,199,033	MXN	69,750,142	03/10/16	(363,040)
DB	USD	1,010,077	MYR	4,280,000	03/10/16	17,300
DB	USD	11,045,697	PHP	524,136,000	03/10/16	(69,357)
DB	USD	1,307,242	TRY	3,888,000	03/10/16	(5,822)
DB	USD	1,678,003	ZAR	24,670,000	03/10/16	(135,893)
GSI	USD	12,424,513	EUR	11,694,485	02/16/16	248,315
GSI	USD	199,128	JPY	23,955,500	02/16/16	(1,207)
GSI	USD	636,280	RUB	43,610,000	03/10/16	(64,272)
JPMCB	CZK	6,400,000	EUR	237,524	03/10/16	762
JPMCB	EUR	730,651	DKK	5,445,835	02/16/16	(964)
JPMCB	EUR	4,370,000	USD	4,774,759	02/16/16	39,171
JPMCB	GBP	1,210,000	USD	1,792,005	02/16/16	67,850
JPMCB	JPY	13,231,526	USD	110,000	02/16/16	681
JPMCB	MXN	167,766,004	USD	10,085,204	03/10/16	858,711
JPMCB	NOK	44,587,850	EUR	4,607,000	02/16/16	(142,744)
JPMCB	USD	1,676,556	EUR	1,532,382	02/16/16	(15,977)
JPMCB	USD	1,950,658	EUR	1,816,385	02/16/16	17,683
JPMCB	USD	25,180,530	GBP	16,714,707	02/16/16	(1,363,376)
JPMCB	USD	1,092,547	GBP	768,211	02/16/16	2,093
JPMCB	USD	92,902,561	JPY	11,445,363,242	02/16/16	1,659,237
JPMCB	USD	769,328	MXN	13,195,228	03/10/16	(43,641)
JPMCB	USD	1,184,981	NZD	1,784,421	02/16/16	(30,384)
JPMCB	USD	1,355,764	SGD	1,916,779	03/10/16	(11,278)
MSCI	EUR	10,882,168	NOK	101,712,355	02/16/16	(78,396)
MSCI	EUR	699,993	PLN	3,000,000	03/10/16	(24,177)
MSCI	GBP	850,000	USD	1,208,785	02/16/16	(2,398)
MSCI	JPY	832,000,000	USD	6,962,618	02/16/16	88,619
MSCI	KRW	558,944,000	USD	482,132	03/10/16	16,352
MSCI	USD	195,836	CAD	268,063	02/16/16	(4,487)
MSCI	USD	62,553	EUR	56,925	02/16/16	(865)
						$(183,963)

PACE Select Advisors Trust

PACE International Fixed Income Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$506,606,616	$—	$506,606,616
Repurchase agreement	—	2,636,000	—	2,636,000
Investment of cash collateral from securities loaned	—	1,513,573	—	1,513,573
Futures contracts	1,946,470	—	—	1,946,470
Forward foreign currency contracts	—	3,666,569	—	3,666,569
Total	$1,946,470	$514,422,758	$—	$516,369,228
Liabilities
Futures contracts	$(3,359,440)	$—	$—	$(3,359,440)
Forward foreign currency contracts	—	(3,850,532)	—	(3,850,532)
Total	$(3,359,440)	$(3,850,532)	$—	$(7,209,972)

At January 31, 2016, there were no transfers between Level 1 and Level 2.

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	47.23%	—
Repurchase agreement	—	0.52%
Banks and other financial institutions	34.32	—
Industrial	17.64	—
Investment of cash collateral from securities loaned	—	0.29
	99.19%	0.81%

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2016, the value of these securities amounted to 30.81% of net assets.

2  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 15.36% of net assets as of January 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Perpetual investment. The maturity date reflects the next call date.

5  Security, or portion thereof, was on loan at January 31, 2016.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$3,074,700	$27,483,171	$29,044,298	$1,513,573	$926

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 6.51% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") fell 6.25%, and the Lipper High Yield Funds category posted a median return of -7.11%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 113. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

The Portfolio outperformed its benchmark during the reporting period. Our posture in the Portfolio emphasized concerns over volatility in the commodity sectors and a December 2015 Federal Reserve Board rate hike. Our focus during this period was to shift to non-cyclical sectors of the global high yield market. From a regional perspective, we maintained an overweight to US high yield and European high yield, while being underweight Asia and emerging markets high yield. An overweight to Europe was beneficial for results, as was our credit selection in the US. However, an overweight to US high yield detracted from relative performance, as did an underweight to emerging markets due to its sharp rebound in the fourth quarter of 2015.

An underweight to the energy sector helped the Portfolio as concerns about commodity price volatility ensued, leading the sector to fall more than 21% for the period. Overweights to capital goods and leisure also contributed to performance. While we had an underweight in energy, several individual holdings within the sector were negative for results. In particular, Chesapeake Energy, Linn Energy and Berry Petroleum were our largest detractors from performance.

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. and Nomura Asset Management Management Singapore Limited ("NCRAM")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

NCRAM: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Elizabeth Gunning, CFA, Simon Tan, CFA

Objective:

Total return

Investment process:

NCRAM seeks to capture the global high yield bond market's attractive total returns while minimizing losses by identifying "Strong Horse" companies that can carry their debt load through the economic cycle. NCRAM invests in the debt of such companies to seek yield and capital appreciation while managing the overall risk of the portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All Subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE High Yield Investments

Subadvisor's comments – concluded

The Portfolio lost ground relative to the benchmark because it held less banking securities. In addition, our basic industry and telecomm sector securities did not perform as well as those in the benchmark. However, Neptune Finco and Charter Communications, both telecommunication companies, contributed to performance. Gains from these two companies were offset by Sprint Nextel Corp. and Intelsat in the telecomm sector.

Currency forwards were used during the reporting period to hedge the currency exposure of our non-US currency into US dollars.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher-rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(6.60)%	(5.20)%	3.09%	6.11%
Class C3	(6.83)%	(5.68)%	2.62%	9.55%
Class Y4	(6.47)%	(4.98)%	3.35%	11.70%
Class P5	(6.51)%	(5.02)%	3.31%	6.36%
After deducting maximum sales charge
Class A2	(10.83)%	(9.44)%	2.15%	5.61%
Class C3	(7.51)%	(6.35)%	2.62%	9.55%
BofA Merrill Lynch Global High Yield Index (Hedged in USD)[6]	(6.25)%	(3.86)%	4.95%	7.00%
Lipper High Yield Funds median	(7.11)%	(5.75)%	3.44%	5.28%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(5.65)%	(4.44)%	3.78%	6.32%
Class C3	(5.88)%	(4.91)%	3.31%	9.90%
Class Y4	(5.62)%	(4.22)%	4.05%	12.07%
Class P5	(5.66)%	(4.36)%	3.98%	6.55%
After deducting maximum sales charge
Class A2	(9.88)%	(8.77)%	2.84%	5.81%
Class C3	(6.57)%	(5.59)%	3.31%	9.90%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.26% and 1.16%; Class C—1.73% and 1.63%; Class Y—1.03% and 0.93%; and Class P—1.09% and 0.99% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%; and (2) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The BofA Merrill Lynch Global High Yield Index (hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days.

Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Weighted average duration	4.3 yrs.
Weighted average maturity	6.6 yrs.
Average coupon	6.67%
Net assets (mm)	$382.4
Number of holdings	605
Portfolio composition[1]	01/31/16
Bonds and loan assignments	96.5%
Common stocks and warrants	0.4
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Quality diversification[1,2]	01/31/16
BB & higher	38.3%
B	40.0
CCC & lower	12.0
Not rated	6.6
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Asset allocation[1]	01/31/16
Corporate bonds	95.0%
Loan assignments	1.4
Common stocks and warrants	0.4
Non-US government obligation	0.1
Forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	3.0
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—95.04%
Aerospace & defense—1.66%
KLX, Inc. 5.875%, due 12/01/22[2,3]		645,000	$603,010
Spirit AeroSystems, Inc. 5.250%, due 03/15/22		3,000,000	3,052,500
TA MFG. Ltd. 3.625%, due 04/15/23[4]	EUR	750,000	759,749
TransDigm, Inc. 6.000%, due 07/15/22		1,610,000	1,577,800
7.500%, due 07/15/21[3]		350,000	357,000
			6,350,059
Airlines—0.78%
Air Canada 8.750%, due 04/01/20[2,3]		300,000	318,375
American Airlines Group, Inc. 4.625%, due 03/01/20[2]		2,250,000	2,145,938
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19		500,835	538,397
			3,002,710
Auto & truck—1.25%
Autodis SA 6.500%, due 02/01/19[4]	EUR	562,500	624,590
Faurecia 3.125%, due 06/15/22[4]	EUR	1,250,000	1,303,346
GIE PSA Tresorerie 6.000%, due 09/19/33	EUR	1,611,000	1,919,716
Navistar International Corp. 8.250%, due 11/01/21[3]		537,000	334,954
Samvardhana Motherson Automotive Systems Group BV 4.125%, due 07/15/21[4]	EUR	600,000	611,157
			4,793,763
Automotive parts—0.36%
FTE Verwaltungs GmbH 9.000%, due 07/15/20[4]	EUR	100,000	113,097
MPG Holdco I, Inc. 7.375%, due 10/15/22[3]		1,305,000	1,259,325
			1,372,422
Banking-non-US—2.82%
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[4,5,6]	EUR	1,000,000	1,010,067
Banco do Brasil SA 5.875%, due 01/26/22[2]		450,000	382,050
Banco Santander SA 6.250%, due 03/12/19[4,5,6]	EUR	900,000	896,973
Bankia SA 4.000%, due 05/22/24[4,5]	EUR	500,000	517,349
BNP Paribas SA 2.375%, due 02/17/25[4]	EUR	600,000	636,427
	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
Credit Suisse AG 5.750%, due 09/18/25[4,5]	EUR	625,000	$726,058
HBOS Capital Funding LP 6.461%, due 11/30/18[4,5,6]	GBP	450,000	671,662
ICICI Bank Ltd. 6.375%, due 04/30/22[4,5]		1,300,000	1,311,180
Royal Bank of Scotland Group PLC 7.092%, due 09/29/17[5,6]	EUR	600,000	674,549
7.500%, due 08/10/20[3,5,6]		400,000	406,000
8.000%, due 08/10/25[3,5,6]		200,000	205,250
Royal Capital BV 5.500%, due 05/05/21[4,5,6]		500,000	475,935
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[4]		1,500,000	1,391,250
Turkiye Vakiflar Bankasi TAO 6.000%, due 11/01/22[4]		700,000	674,100
UniCredit Bank Luxembourg SA 8.125%, due 12/10/19[4,5,6]	EUR	700,000	800,964
			10,779,814
Banking-US—1.31%
ABN Amro Bank NV 4.310%, due 03/10/16[5,6]	EUR	930,000	1,006,655
JPMorgan Chase & Co. 6.125%, due 04/30/24[5,6]		900,000	903,087
6.750%, due 02/01/24[5,6]		1,200,000	1,299,000
The Goldman Sachs Group, Inc. 5.375%, due 05/10/20[5,6]		375,000	366,094
Wells Fargo & Co. 5.900%, due 06/15/24[5,6]		1,430,000	1,442,513
			5,017,349
Building & construction—2.12%
Beazer Homes USA, Inc. 5.750%, due 06/15/19[3]		950,000	836,000
8.125%, due 06/15/16		835,000	843,350
GCP Applied Technologies, Inc. 9.500%, due 02/01/23[2,3]		150,000	158,625
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]		1,240,000	995,100
KB Home 7.500%, due 09/15/22[3]		1,340,000	1,273,000
Lennar Corp. 4.875%, due 12/15/23		375,000	367,500
Meritage Homes Corp. 6.000%, due 06/01/25		1,165,000	1,135,875
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]		2,225,000	2,224,154
Toll Brothers Finance Corp. 4.875%, due 11/15/25		100,000	98,000
William Lyon Homes, Inc. 7.000%, due 08/15/22[2]		175,000	168,000
			8,099,604

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Building products—1.65%
Associated Materials LLC 9.125%, due 11/01/17[3]		1,360,000	$1,003,000
BMBG Bond Finance SCA 4.856%, due 10/15/20[4,5]	EUR	932,000	1,010,163
Builders FirstSource, Inc. 10.750%, due 08/15/23[2,3]		1,375,000	1,287,344
Building Materials Corp. of America 5.375%, due 11/15/24[2,3]		25,000	24,625
Building Materials Holding Corp. 9.000%, due 09/15/18[2]		675,000	700,312
Cemex SAB de CV 4.375%, due 03/05/23[4]	EUR	650,000	563,668
5.700%, due 01/11/25[4]		200,000	167,500
Nortek, Inc. 8.500%, due 04/15/21[3]		675,000	696,938
Wienerberger AG 6.500%, due 02/09/21[5,6]	EUR	800,000	864,474
			6,318,024
Building products-cement—0.53%
HeidelbergCement Finance BV 7.500%, due 04/03/20[4]	EUR	395,000	510,275
Union Andina de Cementos SAA 5.875%, due 10/30/21[4]		500,000	477,500
West China Cement Ltd. 6.500%, due 09/11/19[4]		1,000,000	1,035,000
			2,022,775
Cable—3.86%
Cablevision Systems Corp. 5.875%, due 09/15/22		100,000	82,500
8.625%, due 09/15/17		350,000	364,000
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 02/15/23[3]		675,000	673,313
5.250%, due 09/30/22[3]		350,000	354,375
5.750%, due 09/01/23[3]		675,000	690,113
6.500%, due 04/30/21		350,000	365,092
6.625%, due 01/31/22		275,000	291,156
CCOH Safari LLC 5.750%, due 02/15/26[2,3]		1,425,000	1,417,697
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, due 12/15/21[2,3]		200,000	180,880
6.375%, due 09/15/20[2,3]		1,275,000	1,231,969
Dish DBS Corp. 5.875%, due 07/15/22		730,000	687,112
5.875%, due 11/15/24		150,000	133,500
6.750%, due 06/01/21		860,000	877,200
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 08/15/23[2]		425,000	429,250
	Face amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
Numericable-SFR SAS 5.625%, due 05/15/24[4]	EUR	1,150,000	$1,262,664
6.000%, due 05/15/22[2]		3,200,000	3,152,000
Unitymedia GmbH 6.125%, due 01/15/25[2]		400,000	406,080
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.000%, due 01/15/25[4]	EUR	600,000	634,563
4.625%, due 02/15/26[2]	EUR	500,000	541,650
5.500%, due 01/15/23[2,3]		400,000	418,232
5.625%, due 04/15/23[4]	EUR	497,451	569,142
			14,762,488
Car rental—0.45%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, due 06/01/22[2]		1,600,000	1,511,040
CAR, Inc. 6.000%, due 02/11/21[4]		200,000	199,392
			1,710,432
Chemicals—2.99%
A Schulman, Inc. 6.875%, due 06/01/23[2]		250,000	225,000
Blue Cube Spinco, Inc. 9.750%, due 10/15/23[2]		175,000	188,125
10.000%, due 10/15/25[2]		550,000	594,000
Braskem Finance Ltd. 5.375%, due 05/02/22[4]		800,000	712,000
Consolidated Energy Finance SA 6.750%, due 10/15/19[2,3]		400,000	352,000
Hexion, Inc. 6.625%, due 04/15/20		250,000	193,750
Huntsman International LLC 5.125%, due 04/15/21	EUR	775,000	763,997
5.125%, due 11/15/22[2,3]		3,200,000	2,752,000
INEOS Group Holdings SA 5.875%, due 02/15/19[2,3]		200,000	194,250
6.125%, due 08/15/18[2,3]		200,000	199,750
Perstorp Holding AB 11.000%, due 08/15/17[2]		1,750,000	1,618,750
Platform Specialty Products Corp. 6.500%, due 02/01/22[2,3]		100,000	78,500
10.375%, due 05/01/21[2,3]		575,000	537,625
PSPC Escrow Corp. 6.000%, due 02/01/23[4]	EUR	525,000	455,066
SPCM SA 6.000%, due 01/15/22[2]		1,720,000	1,732,900
The Chemours Co. 7.000%, due 05/15/25[2,3]		475,000	289,750
TPC Group, Inc. 8.750%, due 12/15/20[2]		350,000	232,750
Yingde Gases Investment Ltd. 8.125%, due 04/22/18[4]		400,000	318,000
			11,438,213

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Coal—0.02%
Cloud Peak Energy Resources LLC/ Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		225,000	$57,938
Commercial services—2.83%
AA Bond Co. Ltd. 5.500%, due 07/31/22[4]	GBP	1,150,000	1,524,880
Acosta, Inc. 7.750%, due 10/01/22[2,3]		525,000	431,813
ADS Waste Holdings, Inc. 8.250%, due 10/01/20		200,000	185,000
Aircastle Ltd. 5.125%, due 03/15/21		500,000	493,750
Ancestry.com Holdings LLC 9.625%, due 10/15/18[2,3,7]		800,000	747,000
Ashtead Capital, Inc. 5.625%, due 10/01/24[2,3]		400,000	385,000
CEB, Inc. 5.625%, due 06/15/23[2]		275,000	275,000
GFL Escrow Corp. 9.875%, due 02/01/21[2,8]		50,000	50,313
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2]		200,000	166,500
9.250%, due 03/01/21[2,3]		1,025,000	708,531
Iron Mountain Europe PLC 6.125%, due 09/15/22[4]	GBP	1,242,000	1,793,970
Iron Mountain, Inc. 5.750%, due 08/15/24[3]		1,465,000	1,446,687
La Financiere Atalian SAS 7.250%, due 01/15/20[2]	EUR	200,000	227,493
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2]		425,000	418,625
Manutencoop Facility Management SpA 8.500%, due 08/01/20[4]	EUR	1,000,000	876,119
Stork Technical Services Holdco BV 11.000%, due 08/15/17[4]	EUR	575,000	634,857
Waste Italia SpA 10.500%, due 11/15/19[4]	EUR	1,425,000	463,883
			10,829,421
Computer software & services—1.29%
Blue Coat Holdings, Inc. 8.375%, due 06/01/23[2]		350,000	353,500
Emdeon, Inc. 6.000%, due 02/15/21[2]		375,000	346,922
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, due 05/01/21[2,7]		875,000	623,437
Infor US, Inc. 6.500%, due 05/15/22[2,3]		225,000	196,312
InterXion Holding NV 6.000%, due 07/15/20[4]	EUR	1,250,000	1,409,915
MSCI, Inc. 5.250%, due 11/15/24[2]		175,000	180,469
5.750%, due 08/15/25		0	—
	Face amount[1]		Value
Corporate bonds—(continued)
Computer software & services—(concluded)
NCR Corp. 6.375%, due 12/15/23		780,000	$771,709
Oberthur Technologies Holding SAS 9.250%, due 04/30/20[4]	EUR	744,000	856,994
Southern Graphics, Inc. 8.375%, due 10/15/20[2,3]		200,000	202,000
			4,941,258
Consumer products—1.71%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2]		1,800,000	1,876,500
Central Garden & Pet Co. 6.125%, due 11/15/23[3]		275,000	281,188
Cosan Luxembourg SA 5.000%, due 03/14/23[4]		500,000	385,000
5.000%, due 03/14/23[2,3]		200,000	154,000
Icon Health & Fitness, Inc. 11.875%, due 10/15/16[2]		550,000	489,500
Jarden Corp. 3.750%, due 10/01/21[4]	EUR	950,000	1,072,678
Ontex Group NV 4.750%, due 11/15/21[4]	EUR	300,000	343,515
Prestige Brands, Inc. 5.375%, due 12/15/21[2,3]		200,000	195,000
Tempur Sealy International, Inc. 5.625%, due 10/15/23[2,3]		200,000	204,000
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	1,523,812
			6,525,193
Containers & packaging—3.36%
Ardagh Finance Holdings SA 8.375%, due 06/15/19[4,7]	EUR	599,078	616,532
Ardagh Packaging Finance PLC 9.250%, due 10/15/20[4]	EUR	225,000	252,395
Ardagh Packaging Finance PLC/ Ardagh Holdings USA, Inc. 6.750%, due 01/31/21[2]		3,050,000	2,889,875
Ardagh Packaging Finance PLC/ Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20[2]		290,294	275,054
Ball Corp. 3.500%, due 12/15/20	EUR	100,000	111,065
4.375%, due 12/15/20[3]		350,000	362,250
4.375%, due 12/15/23	EUR	100,000	110,903
Crown European Holdings SA 3.375%, due 05/15/25[4]	EUR	550,000	550,384
4.000%, due 07/15/22[4]	EUR	500,000	552,093
Horizon Holdings I SASU 7.250%, due 08/01/23[4]	EUR	425,000	471,683
Horizon Holdings III SASU 5.125%, due 08/01/22[4]	EUR	1,250,000	1,381,208
Kloeckner Pentaplast of America, Inc. 7.125%, due 11/01/20[4]	EUR	420,000	458,399
OI European Group BV 4.875%, due 03/31/21[4]	EUR	850,000	976,054

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—(concluded)
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[2,3]		225,000	$209,813
6.375%, due 08/15/25[2,3]		575,000	566,375
ProGroup AG 5.125%, due 05/01/22[4]	EUR	500,000	557,943
5.125%, due 05/01/22[8]	EUR	100,000	111,589
Sealed Air Corp. 4.500%, due 09/15/23[4]	EUR	1,175,000	1,311,064
5.250%, due 04/01/23[2,3]		425,000	430,312
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[4]	EUR	600,000	669,480
			12,864,471
Diversified financial services—4.55%
AerCap Ireland Capital Ltd./ AerCap Global Aviation Trust 4.625%, due 10/30/20		750,000	738,750
Alliance Automotive Finance PLC 6.250%, due 12/01/21[4]	EUR	350,000	390,530
Alliance Data Systems Corp. 5.250%, due 11/15/23[4]	EUR	1,800,000	1,847,081
5.375%, due 08/01/22[2]		150,000	142,125
Ally Financial, Inc. 3.250%, due 11/05/18[3]		1,050,000	1,027,556
5.750%, due 11/20/25		500,000	498,750
8.000%, due 12/31/18[3]		425,000	463,781
8.000%, due 11/01/31		517,000	581,625
8.000%, due 11/01/31[3]		285,000	323,119
Audatex North America, Inc. 6.000%, due 06/15/21[2]		725,000	730,437
6.125%, due 11/01/23[2]		950,000	957,125
Bank of America Corp. 6.250%, due 09/05/24[5,6]		1,350,000	1,350,000
8.000%, due 01/30/18[5,6]		345,000	348,340
Barclays PLC 8.000%, due 12/15/20[5,6]	EUR	900,000	1,022,598
8.250%, due 12/15/18[5,6]		1,100,000	1,152,141
Boats Investments Netherlands BV 11.000%, due 03/31/17[4,7]	EUR	502,894	129,387
Citigroup, Inc. 5.900%, due 02/15/23[3,5,6]		925,000	911,125
5.950%, due 08/15/20[5,6]		175,000	171,938
5.950%, due 01/30/23[5,6]		175,000	170,625
First Data Corp. 6.750%, due 11/01/20[2]		400,000	421,500
7.000%, due 12/01/23[2]		350,000	353,500
Garfunkelux Holdco 3 SA 8.500%, due 11/01/22[4]	GBP	625,000	874,309
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, due 04/01/20[2]		200,000	167,000
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. 7.375%, due 10/01/17		300,000	299,250
	Face amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Lehman Brothers Holdings, Inc. 5.375%, due 10/17/12[9]	EUR	4,000,000	$411,654
National Financial Partners Corp. 9.000%, due 07/15/21[2]		900,000	810,000
Worldpay Finance PLC 3.750%, due 11/15/22[4]	EUR	1,000,000	1,091,425
			17,385,671
Electric utilities—0.75%
Dynegy, Inc. 7.375%, due 11/01/22		1,650,000	1,460,250
7.625%, due 11/01/24[3]		450,000	396,000
NRG Energy, Inc. 6.625%, due 03/15/23		75,000	62,063
7.875%, due 05/15/21[3]		200,000	174,000
8.250%, due 09/01/20[3]		865,000	784,987
			2,877,300
Electric-generation—1.14%
Calpine Corp. 5.375%, due 01/15/23[3]		400,000	364,000
5.750%, due 01/15/25[3]		1,000,000	898,750
6.000%, due 01/15/22[2,3]		25,000	25,969
CE Energy AS 7.000%, due 02/01/21[4]	EUR	1,150,000	1,214,651
GenOn Energy, Inc. 7.875%, due 06/15/17		125,000	100,000
Rapid Holding GmbH 6.625%, due 11/15/20[4]	EUR	1,100,000	1,221,123
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		136,721	139,455
TerraForm Power Operating LLC 9.750%, due 08/15/22[2,3]		500,000	390,000
			4,353,948
Electric-integrated—0.66%
AES Corp. 5.500%, due 03/15/24		225,000	202,219
Eskom Holdings SOC Ltd. 5.750%, due 01/26/21[3,4]		500,000	435,518
Hrvatska Elektroprivreda 5.875%, due 10/23/22[2]		800,000	813,000
Perusahaan Listrik Negara PT 5.500%, due 11/22/21[4]		1,000,000	1,016,250
The ADT Corp. 6.250%, due 10/15/21[3]		50,000	51,875
			2,518,862
Electronics—1.56%
Allegion PLC 5.875%, due 09/15/23		350,000	361,375
Freescale Semiconductor, Inc. 5.000%, due 05/15/21[2]		1,875,000	1,912,500
Micron Technology, Inc. 5.250%, due 08/01/23[2]		175,000	141,750
5.250%, due 01/15/24[2]		2,600,000	2,112,500
Microsemi Corp. 9.125%, due 04/15/23[2,3]		325,000	342,062

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—(concluded)
Qorvo, Inc. 6.750%, due 12/01/23[2]		50,000	$49,375
7.000%, due 12/01/25[2,3]		225,000	223,313
Sensata Technologies UK Financing Co. PLC 6.250%, due 02/15/26[2]		800,000	816,000
			5,958,875
Energy—0.34%
Ence Energia y Celulosa SA 5.375%, due 11/01/22[4]	EUR	1,200,000	1,319,904
Energy-exploration & production—0.10%
Antero Resources Finance Corp. 6.000%, due 12/01/20		250,000	218,750
Chaparral Energy, Inc. 7.625%, due 11/15/22		50,000	9,500
8.250%, due 09/01/21		125,000	21,250
9.875%, due 10/01/20		100,000	17,500
Midstates Petroleum Co., Inc./ Midstates Petroleum Co. LLC 10.000%, due 06/01/20[3]		200,000	59,000
10.750%, due 10/01/20		850,000	38,250
			364,250
Finance-captive automotive—3.09%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	618,200
Cabot Financial Luxembourg II SA 5.875%, due 11/15/21[4,5]	EUR	950,000	987,455
Cabot Financial Luxembourg SA 6.500%, due 04/01/21[4]	GBP	700,000	921,326
Communications Sales & Leasing, Inc./CSL Capital LLC 8.250%, due 10/15/23		350,000	308,875
Credit Agricole SA 6.500%, due 06/23/21[4,5,6]	EUR	800,000	857,974
7.875%, due 01/23/24[2,3,5,6]		2,000,000	1,947,196
HT1 Funding GmbH 6.352%, due 06/30/17[5,6]	EUR	800,000	873,790
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875%, due 02/01/22[3]		485,000	433,469
6.000%, due 08/01/20[3]		3,130,000	2,937,974
Lock AS 7.000%, due 08/15/21[4]	EUR	750,000	833,697
Midas Intermediate Holdco II LLC/ Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		300,000	265,500
Schaeffler Holding Finance BV 5.750%, due 11/15/21[4,7]	EUR	575,000	660,272
Trinseo Materials Operating SCA/ Trinseo Materials Finance, Inc. 6.750%, due 05/01/22[2,3]		200,000	190,000
			11,835,728
	Face amount[1]		Value
Corporate bonds—(continued)
Finance-noncaptive consumer—0.25%
CIT Group, Inc. 5.000%, due 08/15/22		940,000	$950,599
Finance-other—1.50%
Eco-Bat Finance PLC 7.750%, due 02/15/17[4]	EUR	750,000	778,010
Navient LLC 8.000%, due 03/25/20[3]		2,000,000	1,970,000
8.450%, due 06/15/18		600,000	621,000
Springleaf Finance Corp. 5.250%, due 12/15/19[3]		545,000	490,500
6.000%, due 06/01/20		2,050,000	1,870,625
			5,730,135
Financial services—1.30%
Assicurazioni Generali SpA 6.416%, due 02/08/22[5,6]	GBP	300,000	405,028
Banco de Bogota SA 5.375%, due 02/19/23[2,3]		1,000,000	968,750
Cemex Finance LLC 6.000%, due 04/01/24[4]		300,000	256,500
6.000%, due 04/01/24[2,3]		1,200,000	1,026,000
Intesa Sanpaolo SpA 8.047%, due 06/20/18[5,6]	EUR	950,000	1,108,893
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		865,000	765,525
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[4]	EUR	500,000	452,278
			4,982,974
Food products—1.94%
Alphabet Holding Co., Inc. 7.750%, due 11/01/17[3,7]		100,000	97,750
Constellation Brands, Inc. 4.750%, due 12/01/25[3]		150,000	154,875
7.250%, due 05/15/17		425,000	448,375
Cott Beverages, Inc. 6.750%, due 01/01/20		125,000	128,750
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		1,210,000	1,140,425
Marfrig Holdings Europe BV 6.875%, due 06/24/19[4]		900,000	808,875
Minerva Luxembourg SA 7.750%, due 01/31/23[4]		850,000	795,813
7.750%, due 01/31/23[2,3]		300,000	280,875
Moy Park Bondco PLC 6.250%, due 05/29/21[4]	GBP	1,225,000	1,710,592
Pilgrim's Pride Corp. 5.750%, due 03/15/25[2,3]		1,535,000	1,477,437
TreeHouse Foods, Inc. 6.000%, due 02/15/24[2]		375,000	385,781
			7,429,548
Food-wholesale—0.86%
Aramark Services, Inc. 5.125%, due 01/15/24[2,3]		150,000	154,875

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Iceland Bondco PLC 6.250%, due 07/15/21[4]	GBP	550,000	$677,614
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp. 5.875%, due 01/15/24[2,3]		150,000	155,250
Post Holdings, Inc. 6.750%, due 12/01/21[2,3]		1,050,000	1,098,405
7.750%, due 03/15/24[2,3]		550,000	585,750
US Foods, Inc. 8.500%, due 06/30/19		625,000	621,875
			3,293,769
Gaming—3.67%
Boyd Gaming Corp. 6.875%, due 05/15/23[3]		1,400,000	1,421,000
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24		100,000	101,250
Churchill Downs, Inc. 5.375%, due 12/15/21		350,000	353,500
5.375%, due 12/15/21[2]		350,000	353,500
Cirsa Funding Luxembourg SA 5.875%, due 05/15/23[4]	EUR	1,225,000	1,234,150
Isle of Capri Casinos, Inc. 8.875%, due 06/15/20		3,295,000	3,476,225
MGM Resorts International 6.750%, due 10/01/20[3]		2,683,000	2,790,320
7.750%, due 03/15/22		740,000	784,400
8.625%, due 02/01/19[3]		450,000	500,906
Penn National Gaming, Inc. 5.875%, due 11/01/21		125,000	120,937
Pinnacle Entertainment, Inc. 6.375%, due 08/01/21		175,000	185,500
7.500%, due 04/15/21		580,000	603,200
Regal Entertainment Group 5.750%, due 03/15/22[3]		500,000	503,125
Safari Holding Verwaltungs GmbH 8.250%, due 02/15/21[4]	EUR	875,000	990,420
Scientific Games International, Inc. 10.000%, due 12/01/22		890,000	618,550
			14,036,983
Health care providers & services—8.04%
Alere, Inc. 6.375%, due 07/01/23[2,3]		370,000	349,650
6.500%, due 06/15/20[3]		675,000	658,125
Almirall SA 4.625%, due 04/01/21[4]	EUR	500,000	560,746
Amsurg Corp. 5.625%, due 07/15/22[3]		175,000	175,853
Capsugel SA 7.000%, due 05/15/19[2,7]		225,000	222,188
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22[3]		2,000,000	1,817,250
7.125%, due 07/15/20[3]		425,000	405,875
Concordia Healthcare Corp. 7.000%, due 04/15/23[2]		350,000	304,500
	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(continued)
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp. 8.125%, due 06/15/21[2]		500,000	$420,000
Endo Finance LLC 5.750%, due 01/15/22[2]		200,000	199,000
Endo Finance LLC/Endo Finco, Inc. 5.875%, due 01/15/23[2]		150,000	148,875
Endo Ltd./Endo Finance LLC/ Endo Finco, Inc. 6.000%, due 07/15/23[2,3]		1,100,000	1,105,500
6.000%, due 02/01/25[2]		400,000	395,048
Halyard Health, Inc. 6.250%, due 10/15/22		500,000	484,375
HCA, Inc. 5.000%, due 03/15/24		3,295,000	3,336,187
7.500%, due 02/15/22[3]		2,750,000	3,052,500
HealthSouth Corp. 5.750%, due 11/01/24[2,3]		1,175,000	1,159,831
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2]		150,000	152,813
Holding Medi-Partenaires SAS 7.000%, due 05/15/20[4]	EUR	775,000	885,314
HomeVi SAS 6.875%, due 08/15/21[4]	EUR	1,150,000	1,283,169
Jaguar Holding Co. II/ Pharmaceutical Product Development LLC 6.375%, due 08/01/23[2]		250,000	246,250
JLL/Delta Dutch Pledgeco BV 8.750%, due 05/01/20[2,7]		525,000	464,625
Kindred Healthcare, Inc. 8.000%, due 01/15/20[3]		820,000	748,250
LifePoint Health, Inc. 5.500%, due 12/01/21[3]		700,000	710,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.625%, due 10/15/23[2,3]		275,000	257,813
5.750%, due 08/01/22[2]		1,000,000	955,000
Multiplan, Inc. 6.625%, due 04/01/22[2]		1,395,000	1,396,744
Select Medical Corp. 6.375%, due 06/01/21[3]		850,000	722,500
Team Health, Inc. 7.250%, due 12/15/23[2]		275,000	287,375
Tenet Healthcare Corp. 5.500%, due 03/01/19		1,575,000	1,500,187
Universal Hospital Services, Inc. 7.625%, due 08/15/20		350,000	308,000
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[4]	EUR	1,000,000	929,255
5.875%, due 05/15/23[2]		725,000	648,875
6.125%, due 04/15/25[2,3]		1,955,000	1,757,056
6.375%, due 10/15/20[2,3]		325,000	313,625
6.750%, due 08/15/18[2,3]		100,000	99,250

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
7.000%, due 10/01/20[2,3]		350,000	$344,750
7.250%, due 07/15/22[2,3]		300,000	294,000
7.500%, due 07/15/21[2,3]		1,645,000	1,628,550
			30,729,404
Hotels, restaurants & leisure—1.31%
Carlson Travel Holdings, Inc. 7.500%, due 08/15/19[2,7]		400,000	384,000
Eldorado Resorts, Inc. 7.000%, due 08/01/23[2,3]		350,000	344,750
FelCor Lodging LP 6.000%, due 06/01/25[3]		1,575,000	1,590,750
Golden Nugget Escrow, Inc. 8.500%, due 12/01/21[2]		200,000	194,000
Landry's, Inc. 9.375%, due 05/01/20[2,3]		100,000	105,625
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2,3]		1,642,000	1,551,690
NPC International, Inc./NPC Operating Co. A&B, Inc. 10.500%, due 01/15/20		300,000	307,875
Wynn Macau Ltd. 5.250%, due 10/15/21[2,3]		500,000	435,000
Yum! Brands, Inc. 6.250%, due 03/15/18		75,000	78,844
			4,992,534
Insurance—0.81%
Centene Escrow Corp. 5.625%, due 02/15/21[2]		675,000	687,656
6.125%, due 02/15/24[2]		750,000	765,937
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125%, due 07/15/19[2,7]		400,000	336,000
HUB International Ltd. 7.875%, due 10/01/21[2,3]		400,000	351,000
9.250%, due 02/15/21[2]		50,000	51,125
Mapfre SA 5.921%, due 07/24/37[5]	EUR	250,000	276,686
Meiji Yasuda Life Insurance Co. 5.200%, due 10/20/45[4,5]		500,000	522,500
USI, Inc. 7.750%, due 01/15/21[2]		100,000	89,750
			3,080,654
Lodging—0.06%
NCL Corp. Ltd. 4.625%, due 11/15/20[2,3]		225,000	218,813
Machinery—0.25%
Areva SA 4.875%, due 09/23/24	EUR	600,000	583,422
The Manitowoc Co., Inc. 5.875%, due 10/15/22		350,000	371,000
			954,422
	Face amount[1]		Value
Corporate bonds—(continued)
Manufacturing-diversified—0.19%
Bombardier, Inc. 6.125%, due 01/15/23[2,3]		125,000	$85,625
RSI Home Products, Inc. 6.500%, due 03/15/23[2]		400,000	411,000
The Scotts Miracle-Gro Co. 6.000%, due 10/15/23[2,3]		225,000	235,125
			731,750
Media—2.46%
Carmike Cinemas, Inc. 6.000%, due 06/15/23[2,3]		300,000	310,875
Cinemark USA, Inc. 5.125%, due 12/15/22		125,000	125,625
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	257,498
7.625%, due 03/15/20		127,000	100,330
7.625%, due 03/15/20		1,423,000	1,172,196
Gray Television, Inc. 7.500%, due 10/01/20[3]		875,000	902,344
Harron Communications LP/ Harron Finance Corp. 9.125%, due 04/01/20[2]		100,000	105,250
iHeartCommunications, Inc. 9.000%, due 12/15/19[3]		325,000	223,031
Mediacom Broadband LLC/ Mediacom Broadband Corp. 6.375%, due 04/01/23		525,000	509,250
Myriad International Holdings BV 5.500%, due 07/21/25[2]		500,000	475,870
5.500%, due 07/21/25[4]		200,000	190,348
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[2]		400,000	403,500
Quebecor Media, Inc. 5.750%, due 01/15/23		625,000	628,906
RCN Telecom Services LLC/RCN Capital Corp. 8.500%, due 08/15/20[2]		315,000	316,575
Sinclair Television Group, Inc. 6.125%, due 10/01/22		142,000	146,615
6.375%, due 11/01/21[3]		50,000	51,500
Sirius XM Radio, Inc. 6.000%, due 07/15/24[2,3]		575,000	602,312
Townsquare Media, Inc. 6.500%, due 04/01/23[2,3]		125,000	115,938
Trader Corp. 9.875%, due 08/15/18[2]		200,000	207,000
Univision Communications, Inc. 6.750%, due 09/15/22[2]		75,000	77,250
8.500%, due 05/15/21[2]		900,000	893,250
Vougeot Bidco PLC 7.875%, due 07/15/20[4]	GBP	750,000	1,116,850
VTR Finance BV 6.875%, due 01/15/24[4]		500,000	466,250
			9,398,563

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Metals—0.88%
Aleris International, Inc. 6.000%, due 06/01/20[8,10]		13,347	$14,898
7.625%, due 02/15/18		405,000	352,350
7.875%, due 11/01/20		2,196,000	1,690,920
Constellium NV 5.750%, due 05/15/24[2,3]		250,000	187,500
7.000%, due 01/15/23[4]	EUR	800,000	758,310
First Quantum Minerals Ltd. 7.250%, due 10/15/19[2]		200,000	93,000
Vedanta Resources PLC 8.250%, due 06/07/21[2]		500,000	284,464
			3,381,442
Metals & mining—0.76%
ArcelorMittal 8.000%, due 10/15/39		2,955,000	2,083,275
BHP Billiton Finance USA Ltd. 6.250%, due 10/19/75[4,5]		250,000	238,125
FMG Resources August 2006 Pty Ltd. 8.250%, due 11/01/19[2,3]		100,000	81,000
Freeport-McMoRan, Inc. 2.150%, due 03/01/17		225,000	188,438
Hecla Mining Co. 6.875%, due 05/01/21		275,000	167,750
Teck Resources Ltd. 6.125%, due 10/01/35		325,000	149,500
			2,908,088
Oil & gas—6.02%
Approach Resources, Inc. 7.000%, due 06/15/21[3]		175,000	35,000
Berry Petroleum Co. 6.750%, due 11/01/20		2,320,000	510,400
Blue Racer Midstream LLC/ Blue Racer Finance Corp. 6.125%, due 11/15/22[2,3]		125,000	93,438
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23		250,000	176,250
CeramTec Group GmbH 8.250%, due 08/15/21[4]	EUR	550,000	635,735
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	525,000	295,741
6.625%, due 08/15/20[3]		2,115,000	581,625
Concho Resources, Inc. 6.500%, due 01/15/22		300,000	280,500
Crestwood Midstream Partners LP/C restwood Midstream Finance Corp. 6.250%, due 04/01/23[2]		1,345,000	817,087
Denbury Resources, Inc. 6.375%, due 08/15/21[3]		775,000	279,000
Energy Transfer Equity LP 5.875%, due 01/15/24		1,000,000	777,500
7.500%, due 10/15/20		200,000	176,000
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23		225,000	78,750
9.375%, due 05/01/20		710,000	301,750
	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	$339,162
6.750%, due 06/15/23[2]		225,000	171,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.625%, due 05/01/21		150,000	75,000
6.750%, due 02/01/22		300,000	141,680
6.875%, due 02/15/23		125,000	59,688
Gazprom OAO Via Gaz Capital SA 3.600%, due 02/26/21[4]	EUR	1,000,000	1,012,886
4.950%, due 02/06/28[4]		700,000	598,045
7.288%, due 08/16/37[4]		800,000	813,456
Halcon Resources Corp. 8.625%, due 02/01/20[2,3]		425,000	267,750
9.750%, due 07/15/20[3]		75,000	10,875
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2,3]		525,000	476,437
Kinder Morgan Inc. 5.000%, due 02/15/21[2]		3,370,000	3,214,185
Laredo Petroleum, Inc. 6.250%, due 03/15/23[3]		850,000	612,000
7.375%, due 05/01/22[3]		225,000	167,062
Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19		800,000	100,000
6.500%, due 05/15/19[3]		800,000	108,000
6.500%, due 09/15/21		435,000	47,850
8.625%, due 04/15/20[3]		80,000	12,000
MEG Energy Corp. 6.375%, due 01/30/23[2]		200,000	104,000
6.500%, due 03/15/21[2,3]		400,000	227,000
Oasis Petroleum, Inc. 6.500%, due 11/01/21[3]		300,000	180,000
Petrobras Global Finance BV 4.250%, due 10/02/23	EUR	525,000	369,616
4.375%, due 05/20/23		500,000	329,345
4.875%, due 03/07/18	EUR	750,000	695,197
6.250%, due 03/17/24[3]		665,000	476,167
7.250%, due 03/17/44[3]		1,000,000	641,500
Petroleos de Venezuela SA 6.000%, due 11/15/26[4]		850,000	249,815
8.500%, due 11/02/17[4]		333,333	137,467
9.000%, due 11/17/21[4]		1,500,000	494,850
Regency Energy Partners LP/Regency Energy Finance Corp. 5.000%, due 10/01/22		500,000	420,186
Rice Energy, Inc. 6.250%, due 05/01/22[3]		200,000	151,500
Sanchez Energy Corp. 6.125%, due 01/15/23[3]		600,000	240,000
SandRidge Energy, Inc. 7.500%, due 03/15/21		1,800,000	13,500
Seven Generations Energy Ltd. 6.750%, due 05/01/23[2,3]		175,000	145,250

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[4]	800,000	$656,608
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.500%, due 08/15/22	400,000	252,000
7.500%, due 07/01/21	200,000	146,000
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20[2,3]	1,000,000	937,500
6.375%, due 04/01/23[2]	1,095,000	1,010,137
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, due 11/15/19	450,000	378,000
6.625%, due 10/01/20[2,3]	400,000	347,000
6.750%, due 03/15/24[2,3]	175,000	144,375
Transocean, Inc. 7.125%, due 12/15/21[3]	300,000	176,250
YPF SA 8.500%, due 07/28/25[4]	50,000	46,531
8.750%, due 04/04/24[4]	500,000	479,500
8.875%, due 12/19/18[4]	300,000	306,000
		23,021,146
Oil services—1.41%
Cie Generale de Geophysique-VeritAS 6.500%, due 06/01/21	1,750,000	665,700
Citgo Holding, Inc. 10.750%, due 02/15/20[2]	575,000	553,438
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]	2,205,000	2,111,287
Petron Corp. 7.500%, due 08/06/18[4,5,6]	1,400,000	1,428,000
Tesoro Corp. 5.375%, due 10/01/22[3]	675,000	650,531
		5,408,956
Packaging—1.70%
Berry Plastics Corp. 6.000%, due 10/15/22[2,3]	300,000	306,000
Reynolds Group Issuer 8.250%, due 02/15/21[3]	1,550,000	1,445,375
8.500%, due 05/15/18[3]	1,765,000	1,703,225
9.875%, due 08/15/19	3,115,000	3,044,912
		6,499,512
Paper & forest products—0.20%
Fibria Overseas Finance Ltd. 5.250%, due 05/12/24[3]	800,000	752,000
Pipelines—0.86%
MPLX LP 4.875%, due 12/01/24[2]	200,000	156,137
5.500%, due 02/15/23[2,3]	645,000	536,123
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23	450,000	381,375
	Face amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23[3]		475,000	$416,813
6.250%, due 03/15/22		500,000	460,625
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.500%, due 10/15/19[2]		75,000	69,656
The Williams Cos., Inc. 3.700%, due 01/15/23		75,000	48,988
4.550%, due 06/24/24		425,000	277,350
5.750%, due 06/24/44		750,000	421,572
7.500%, due 01/15/31		125,000	85,235
7.875%, due 09/01/21		500,000	417,674
			3,271,548
Real estate investment trusts—2.60%
China Aoyuan Property Group Ltd. 13.875%, due 11/23/17[4]		150,000	159,750
China SCE Property Holdings Ltd. 10.000%, due 07/02/20[4]		200,000	211,595
CIFI Holdings Group Co. Ltd. 7.750%, due 06/05/20[4]		300,000	294,112
12.250%, due 04/15/18[4]		500,000	534,046
Country Garden Holdings Co. Ltd. 7.875%, due 05/27/19[4]		300,000	315,718
Dakar Finance SA 9.000%, due 11/15/20[4,7]	EUR	725,000	750,835
DuPont Fabros Technology LP 5.625%, due 06/15/23		200,000	201,000
Equinix, Inc. 5.375%, due 04/01/23		800,000	827,900
Franshion Development Ltd. 6.750%, due 04/15/21[4]		500,000	555,005
Franshion Investment Ltd. 4.700%, due 10/26/17[4]		200,000	204,274
Greystar Real Estate Partners LLC 8.250%, due 12/01/22[2]		325,000	333,937
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		450,000	429,750
KWG Property Holding Ltd. 8.250%, due 08/05/19[4]		250,000	255,388
13.250%, due 03/22/17[4]		1,000,000	1,079,050
Longfor Properties Co. Ltd. 6.750%, due 01/29/23[4]		500,000	511,301
MPT Operating Partnership LP/ MPT Finance Corp. 4.000%, due 08/19/22	EUR	675,000	735,798
5.750%, due 10/01/20	EUR	525,000	601,435
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[2,3]		225,000	228,375
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[4]	GBP	982,418	1,186,832
Yuzhou Properties Co. Ltd. 8.750%, due 10/04/18[4]		250,000	257,764
9.000%, due 12/08/19[4]		250,000	258,464
			9,932,329

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Retail—2.22%
BC ULC/New Red Finance, Inc. 6.000%, due 04/01/22[2,3]		375,000	$388,828
99 Cents Only Stores LLC 11.000%, due 12/15/19		225,000	67,500
Asbury Automotive Group, Inc. 6.000%, due 12/15/24[2]		100,000	97,750
BC ULC/New Red Finance, Inc. 4.625%, due 01/15/22[2]		350,000	351,750
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23[2]		250,000	257,500
Group 1 Automotive, Inc. 5.250%, due 12/15/23[2]		225,000	211,500
JC Penney Corp., Inc. 5.650%, due 06/01/20[3]		375,000	309,375
Nathan's Famous, Inc. 10.000%, due 03/15/20[2]		425,000	444,125
Neiman Marcus Group Ltd. LLC 8.000%, due 10/15/21[2,3]		150,000	113,625
New Look Secured Issuer PLC 6.500%, due 07/01/22[4]	GBP	400,000	557,136
Pizzaexpress Financing 2 PLC 6.625%, due 08/01/21[4]	GBP	700,000	1,027,589
Radio Systems Corp. 8.375%, due 11/01/19[2]		300,000	309,000
Rite Aid Corp. 6.125%, due 04/01/23[2,3]		1,600,000	1,688,000
6.750%, due 06/15/21		325,000	343,687
rue21, Inc. 9.000%, due 10/15/21[2]		525,000	336,000
Sonic Automotive, Inc. 5.000%, due 05/15/23		175,000	164,937
7.000%, due 07/15/22		300,000	311,250
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 5.500%, due 06/01/24		1,800,000	1,498,500
			8,478,052
Specialty retail—0.35%
L Brands, Inc. 6.875%, due 11/01/35[2]		725,000	749,469
Sally Holdings LLC/Sally Capital, Inc. 5.625%, due 12/01/25[3]		575,000	593,687
			1,343,156
Steel—0.56%
AK Steel Corp. 7.625%, due 05/15/20[3]		775,000	294,500
7.625%, due 10/01/21[3]		600,000	217,500
8.375%, due 04/01/22		400,000	132,000
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]		1,500,000	1,485,000
			2,129,000
Telecom-integrated/services—0.67%
GCX Ltd. 7.000%, due 08/01/19[4]		950,000	872,670
	Face amount[1]		Value
Corporate bonds—(continued)
Telecom-integrated/services—(concluded)
Intelsat Luxembourg SA 8.125%, due 06/01/23[3]		4,090,000	$1,687,125
			2,559,795
Telecommunication services—4.93%
Altice Financing SA 5.250%, due 02/15/23[4]	EUR	350,000	368,444
6.625%, due 02/15/23[2]		200,000	196,500
Altice Luxembourg SA 6.250%, due 02/15/25[4]	EUR	400,000	366,242
7.625%, due 02/15/25[2,3]		200,000	178,000
7.750%, due 05/15/22[2,3]		1,000,000	932,500
Altice SA 7.250%, due 05/15/22[4]	EUR	743,000	761,629
Altice US Finance II Corp. 7.750%, due 07/15/25[2]		200,000	183,000
Altice US Finance SA 7.750%, due 07/15/25[2,3]		200,000	179,000
Avaya, Inc. 10.500%, due 03/01/21[2]		150,000	36,656
Colombia Telecomunicaciones SA ESP 5.375%, due 09/27/22[2]		1,200,000	1,062,000
CommScope Technologies Finance LLC 6.000%, due 06/15/25[2]		800,000	778,000
CommScope, Inc. 5.000%, due 06/15/21[2]		1,370,000	1,318,625
CyrusOne LP/CyrusOne Finance Corp. 6.375%, due 11/15/22		200,000	203,000
Digicel Ltd. 6.000%, due 04/15/21[4]		500,000	435,625
6.000%, due 04/15/21[2]		500,000	435,625
6.750%, due 03/01/23[4]		200,000	172,000
EarthLink Holdings Corp. 7.375%, due 06/01/20		475,000	477,375
eircom Finance Ltd. 9.250%, due 05/15/20[4]	EUR	700,000	801,446
Neptune Finco Corp. 10.125%, due 01/15/23[2]		2,400,000	2,538,000
Play Finance 1 SA 6.500%, due 08/01/19[4]	EUR	550,000	613,928
Play Finance 2 SA 5.250%, due 02/01/19[4]	EUR	825,000	911,821
Play Topco SA 7.750%, due 02/28/20[4,7]	EUR	450,000	492,360
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[4]	EUR	600,000	618,781
UPC Holding BV 6.375%, due 09/15/22[4]	EUR	700,000	800,814
UPCB Finance IV Ltd. 4.000%, due 01/15/27[4]	EUR	625,000	634,747
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, due 02/02/21[4]		500,000	515,750

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—(concluded)
VimpelCom Holdings BV 5.950%, due 02/13/23[4]		500,000	$465,000
Wind Acquisition Finance SA 4.000%, due 07/15/20[4]	EUR	525,000	555,936
7.000%, due 04/23/21[4]	EUR	1,000,000	1,048,093
7.375%, due 04/23/21[2,3]		800,000	760,496
			18,841,393
Telephone-integrated—2.81%
Frontier Communications Corp. 10.500%, due 09/15/22[2]		1,100,000	1,075,250
11.000%, due 09/15/25[2]		1,000,000	963,750
Level 3 Financing, Inc. 5.375%, due 08/15/22		325,000	331,906
5.375%, due 01/15/24[2]		700,000	707,000
5.625%, due 02/01/23		175,000	178,938
6.125%, due 01/15/21		475,000	497,562
Sprint Capital Corp. 6.875%, due 11/15/28[3]		1,110,000	732,600
6.900%, due 05/01/19[3]		125,000	100,000
8.750%, due 03/15/32[3]		3,945,000	2,781,225
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	450,000	627,998
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	198,000
6.000%, due 10/15/24[2]		200,000	201,500
6.375%, due 04/15/23[2,3]		200,000	205,000
6.375%, due 10/15/24[4]	GBP	1,050,000	1,496,144
Virgin Media Secured Finance PLC 4.875%, due 01/15/27[4]	GBP	500,000	660,797
			10,757,670
Trading companies & distributors—0.16%
Golden Legacy PTE Ltd. 9.000%, due 04/24/19[4]		400,000	384,066
Univar USA, Inc. 6.750%, due 07/15/23[2,3]		275,000	243,375
			627,441
Transportation services—0.87%
Global Ship Lease, Inc. 10.000%, due 04/01/19[2]		200,000	160,000
Hapag-Lloyd AG 9.750%, due 10/15/17[2]		635,000	641,350
ICTSI Treasury BV 4.625%, due 01/16/23[4]		1,000,000	1,006,200
XPO Logistics, Inc. 6.500%, due 06/15/22[2,3]		1,710,000	1,530,450
			3,338,000
Utilities—0.25%
HD Supply, Inc. 7.500%, due 07/15/20		675,000	702,000
11.500%, due 07/15/20		225,000	248,063
			950,063
	Face amount[1]		Value
Corporate bonds—(concluded)
Wireless telecommunication services—3.97%
CenturyLink, Inc. 5.625%, due 04/01/20		200,000	$194,975
5.800%, due 03/15/22		575,000	535,469
6.750%, due 12/01/23[3]		350,000	331,188
7.600%, due 09/15/39		1,050,000	787,500
7.650%, due 03/15/42		650,000	487,500
Comunicaciones Celulares SA 6.875%, due 02/06/24[2]		1,000,000	791,250
Digicel Group Ltd. 8.250%, due 09/30/20[2]		1,150,000	930,206
Intelsat Jackson Holdings SA 7.250%, due 04/01/19[3]		50,000	45,375
Sable Intrenational Finance Ltd. 6.875%, due 08/01/22[2]		400,000	372,000
Sprint Corp. 7.875%, due 09/15/23[3]		1,150,000	822,250
T-Mobile USA, Inc. 6.125%, due 01/15/22		1,250,000	1,271,875
6.375%, due 03/01/25[3]		2,435,000	2,441,087
6.500%, due 01/15/26[3]		825,000	820,875
TBG Global Pte Ltd. 4.625%, due 04/03/18[4]		500,000	485,080
United Group BV 7.875%, due 11/15/20[4]	EUR	225,000	256,661
ViaSat, Inc. 6.875%, due 06/15/20		1,984,000	2,088,160
Windstream Services LLC 6.375%, due 08/01/23[3]		750,000	541,875
7.500%, due 06/01/22[3]		225,000	173,250
7.750%, due 10/15/20[3]		275,000	227,563
Zayo Group LLC/Zayo Capital, Inc. 6.000%, due 04/01/23[3]		1,625,000	1,588,437
			15,192,576
Total corporate bonds (cost—$400,146,866)			363,422,787
Non-US government obligation—0.12%
Republic of Sri Lanka 6.850%, due 11/03/25[2] (cost—$500,000)		500,000	455,625
Loan assignments[5]—1.42%
Broadcast—0.26%
Ancestry.com, Inc. 2015 Term Loan B 5.000%, due 08/17/22		74,813	73,854
Asurion LLC Term Loan B4 5.000%, due 08/04/22		646,750	589,836
Jaguar Holding Co. II 2015 Term Loan B 4.250%, due 08/18/22		323,375	316,840
			980,530

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount[1]	Value
Loan assignments[5]—(concluded)
Diversified financial services—0.07%
First Data Corp. 2022 Term Loan 4.177%, due 07/08/22	150,000	$147,037
NXP BV 2015 Term Loan B 3.750%, due 12/07/20	100,000	99,750
		246,787
Food products—0.02%
Pinnacle Foods Finance LLC Incremental Term Loan I 3.750%, due 01/13/23	75,000	75,012
Gaming—0.41%
Scientific Games International 2014 Term Loan B1 6.000%, due 10/18/20	1,764,000	1,576,081
Health care providers & services—0.11%
MPH Acquisition Holdings LLC Term Loan 3.750%, due 03/31/21	406,575	396,004
Hotels, restaurants & leisure—0.05%
LTF Merger Sub, Inc. Term Loan B 4.250%, due 06/10/22	199,499	195,010
Lodging—0.09%
Hilton Worldwide Finance LLC USD Term Loan B2 3.500%, due 10/26/20	358,207	357,380
Oil services—0.38%
CITGO Holding, Inc. 2015 Term Loan B 9.500%, due 05/12/18	447,739	441,582
Hercules Offshore LLC Exit Term Loan 10.500%, due 05/06/20	1,669,813	926,747
W&T Offshore, Inc. 2nd Lien Term Loan 9.000%, due 05/01/20	175,000	95,667
		1,463,996
Real estate investment trusts—0.03%
RHP Hotel Properties LP Term Loan B 0.000%, due 01/15/21[11]	124,684	124,060
Total loan assignments (cost—$6,437,986)		5,414,860
	Number of shares	Value
Common stocks—0.01%
Automobiles—0.01%
Motors Liquidation Co. GUC Trust[12] (cost—$4,423)	3,014	$48,676
Preferred stock—0.07%
Transportation infrastructure—0.07%
Seaspan Corp. (cost—$284,308)	11,327	268,450
	Number of warrants
Warrants*—0.37%
Automobiles—0.37%
General Motors Co., strike price $10.00, expires 07/10/16	52,571	1,033,020
General Motors Co., strike price $18.33, expires 07/10/19	30,621	367,452
Total warrants (cost—$1,449,555)		1,400,472
	Face amount[1]
Repurchase agreement—1.40%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $474,388 US Treasury Bond, 8.125% due 08/15/21 and $4,601,278 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$5,480,515); proceeds: $5,373,004 (cost—$5,373,000)	5,373,000	5,373,000
	Number of shares
Investment of cash collateral from securities loaned—20.13%
Money market fund—20.13%
UBS Private Money Market Fund LLC[13] (cost—$76,989,464)	76,989,464	76,989,464
Total investments (cost—$491,185,602)—118.56%		453,373,334
Liabilities in excess of other assets—(18.56)%		(70,964,291)
Net assets—100.00%		$382,409,043

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,894,625
Gross unrealized depreciation	(39,706,893)
Net unrealized depreciation	$(37,812,268)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	EUR	67,140,598	USD	72,884,610	02/16/16	$127,131
SSC	GBP	11,245,154	USD	16,238,317	02/16/16	214,850
SSC	USD	738,973	EUR	677,095	02/16/16	(5,234)
SSC	USD	161,027	GBP	112,461	02/16/16	(779)
						$335,968

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$363,407,889	$14,898	$363,422,787
Non-US government obligation	—	455,625	—	455,625
Loan assignments	—	4,488,113	926,747	5,414,860
Common stocks	48,676	—	—	48,676
Preferred stock	268,450	—	—	268,450
Warrants	1,400,472	—	—	1,400,472
Repurchase agreement	—	5,373,000	—	5,373,000
Investment of cash collateral from securities loaned	—	76,989,464	—	76,989,464
Forward foreign currency contracts	—	341,981	—	341,981
Total	$1,717,598	$451,056,072	$941,645	$453,715,315
Liabilities
Forward foreign currency contracts	$—	$(6,013)	$—	$(6,013)

At January 31, 2016, there was a transfer between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2016:

	Corporate bonds	Loan assignments	Total
Beginning balance	$11,689	$—	$11,689
Purchases	—	1,619,719	1,619,719
Sales	—	—	—
Accrued discounts/(premiums)	(53)	2,537	2,484
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	3,262	(695,509)	(692,247)

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Corporate bonds	Loan assignments	Total
Transfers into Level 3	$—	$—	$—
Transfers out of Level 3	—	—	—
Ending balance	$14,898	$926,747	$941,645

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016, was $(692,247).

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	66.7%
Luxembourg	5.4
France	4.6
Netherlands	3.2
United Kingdom	2.7
Argentina	1.9
Cayman Islands	1.8
Germany	1.7
Ireland	1.6
Venezuela	1.6
Canada	1.4
Spain	1.0
Bermuda	0.8
Jersey	0.7
Italy	0.6
Colombia	0.4
Sweden	0.4
Philippines	0.3
India	0.3
Czech Republic	0.3
British Virgin Islands	0.2
Indonesia	0.2
Australia	0.2
Singapore	0.2
Austria	0.2
Norway	0.2
Croatia	0.2
Mexico	0.2
Switzerland	0.2
Turkey	0.1
Azerbaijan	0.1
Japan	0.1
Peru	0.1
Sri Lanka	0.1
South Africa	0.1
Brazil	0.1
Belgium	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  In US Dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 31.68% of net assets as of January 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PACE Select Advisors Trust

PACE High Yield Investments

Portfolio of investments—January 31, 2016 (unaudited)

Portfolio footnotes—(concluded)

3  Security, or portion thereof, was on loan at January 31, 2016.

4  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2016, the value of these securities amounted to 25.05% of net assets.

5  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

6  Perpetual investment. The maturity date reflects the next call date.

7  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

8  Security is being fair valued by a Valuation Committee under the direction of the Board of Directors.

9  Bond interest in default.

10  Illiquid investment as of January 31, 2016.

11  Position is unsettled. Contract rate was not determined at January 31, 2016 and does not take effect until settlement.

12  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the nine months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$84,978,673	$147,264,570	$155,253,779	$76,989,464	$20,938

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 8.84% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") fell 8.63%, and the Lipper Large-Cap Value Funds category posted a median return of -10.25%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 134. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' Comments2

Pzena

Our portion of the Portfolio underperformed the benchmark during the reporting period. The main detractors from results were stock selection in financial services and lack of exposure to consumer staples and utilities. Our financial holdings consist of global banks, insurers, asset managers and wealth management companies. We see the sector as offering the most compelling risk/reward opportunities in the US equity markets today. Global banks now trade at or below book value, with extremely well-capitalized and highly liquid balance sheets. In addition, rising interest rates, increased securities trading and expense rationalization offer multiple paths to earnings improvement. Energy and technology holdings were our biggest contributors to performance and included Microsoft, Intel and Exxon Mobil. Energy holdings added to performance, as our portion of the Portfolio was positioned mainly in integrated energy companies which held up better than independent energy producers and oilfield services companies. Microsoft, our top contributor during the reporting period, had been judged a loser to the Cloud just two years ago. However, its stock price surged higher as the company reported significant increases in Cloud-based revenues.

Outside of these sectors, we have exposure to advertising, autos, media and office supplies in the consumer discretionary sector. Elsewhere, while industrial cyclicals are being impacted by the slowdown in emerging markets, we have identified

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Robeco Investment Management, Inc., doing business as Boston Partners ("Robeco");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Pzena: Richard S. Pzena, John P. Goetz and Benjamin Silver;

Robeco: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Subadvisors' Comments – continued

companies that we deem to have outstanding businesses. We have significantly less exposure to sectors considered to be "safe" by investors, such as health care, consumer staples, utilities and telecom services, as we believe valuations are unattractive.

It has been five years of a growth-dominated market and, as a result, the valuation spread between value stocks and the broad market is elevated. In addition, the leadership of growth stocks reversed at the end of the reporting period. Although the timing of turning points in the value cycle are impossible to predict and are only in hindsight, history would suggest this is a good time to be in value.

No derivatives were used in the portfolio during the reporting period.

Robeco (doing business as Boston Partners)

Our portion of the Portfolio underperformed the benchmark during the reporting period, mainly driven by sector allocation and stock selection. The majority of our underperformance was due to stock section in the basic industries sector. In particular, our overweights in chemical company Huntsman Corp. and paper forest and packaging company WestRock Company were our biggest individual detractors from results. In the health care sector, shares of biotechnology company Gilead Sciences declined sharply and was another top detractor from performance. In addition, our short positions in the health care sector were large detractors from returns. For example, a short in health care supply company Henry Schein was a negative as it posted a positive return during the reporting period.

Areas that contributed to performance were capital goods, consumer non-durables and transportation, all driven by strong stock selection. In the capital goods sector, aerospace & defense companies Raytheon and Lockheed Martin produced positive returns and were top contributors to performance. In the consumer non-durables sector, shares of gaming company Activision Blizzard rallied sharply and continued to do well among its peers. Another top contributor within this sector was Tyson Foods. This high quality company has good positive momentum and should trade at a larger premium to its peers. Within the transportation sector, Delta Airlines added value, as it produced a strong return during the period. Delta Airlines possesses good positive momentum and fundamentals. The company uses its free cash flow to pay down debt and buy back shares. In addition, our short positions in the capital

Investment process (concluded)

Robeco invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals and positive business momentum. Robeco establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

River Road utilizes a fundamentally driven research process to identify attractive purchase candidates from an all cap universe of high yielding equity securities. The firm invests in well-managed, financially strong companies with high and growing dividends, targeting companies that are also trading at a meaningful discount to River Road's assessed valuation. The stock selection process is complemented by a risk averse approach that employs balanced diversification and a structured sell discipline.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Subadvisors' Comments – concluded

goods and technology sectors contributed to performance. Finally, a short position in telecom equipment company Arista Networks added value given its weak performance.

Derivatives were not used during the reporting period.

Los Angeles Capital

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

Our portion of the Portfolio outperformed the benchmark during the reporting period, with fundamental factor exposures contributing to performance, whereas sector tilts detracted from results. For the period, our high-quality posture contributed significantly to returns. Tilts toward securities with positive analyst insight, higher earnings yield and strong one-year momentum, which are currently correlated with quality characteristics, were among the primary drivers of returns. Pursuant to the quality preference, both volatility and financial risk unwound during the period and a tilt away from both of those factors also proved beneficial. Among the detracting factors, companies with larger market capitalizations rallied and, consequently, a tilt toward smaller-cap companies negatively impacted performance. Despite the strong US dollar, companies with large sources of foreign revenue also recovered during the latter half of 2015. As such, a tilt away from such companies was a further headwind for performance. Within industries, underweights to diversified financials, energy, and pharmaceuticals & biotechnology added value, while overweights to banks and insurance detracted from results.

As of the end of the reporting period, our portion of the Portfolio was overweight finance, consumer staples and basic materials, while being underweight capital goods, cyclicals and energy. Our portion of the Portfolio exhibited a lower price-to-earnings multiple and higher dividend yield relative to the benchmark. Additionally, our portion of the Portfolio had a lower beta and was tilted toward smaller companies. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

River Road Asset Management

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Overall, stock selection and sector allocation were both responsible for our outperformance and resulted in a positive total effect relative to the benchmark in seven of 10 sectors. The most significant contributors to performance were stock selection in the information technology and consumer staples sectors. The outperformance in information technology was driven by Microsoft and Motorola Solutions, two of our top three contributors during the period. Among our six holdings in consumer staples, four outperformed the broader sector, including Molson Coors Brewing Co., our second-highest contributor during the period.

While we outperformed the benchmark, we couldn't avoid the weakness in the overall market, as eight of the 10 sectors in the benchmark posted a negative absolute return during the period. The most significant negative impacts on our results were stock selection in the industrials and utilities sectors. Six of our nine holdings in industrials and all three holdings in utilities underperformed their respective broader sector returns. The three

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

holdings that were the largest detractors from performance during the period were Qualcomm, Macy's and Kohl's. We eliminated Macy's, Inc. from our portion of the Portfolio during the reporting period.

We did not use derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(8.93)%	(4.93)%	8.31%	4.73%
Class C2	(9.31)%	(5.69)%	7.45%	3.90%
Class Y3	(8.84)%	(4.71)%	8.57%	5.03%
Class P4	(8.84)%	(4.73)%	8.57%	4.99%
After deducting maximum sales charge
Class A1	(13.94)%	(10.15)%	7.09%	4.14%
Class C2	(10.11)%	(6.53)%	7.45%	3.90%
Russell 1000 Value Index[5]	(8.63)%	(5.00)%	9.61%	5.19%
Lipper Large-Cap Value Funds median	(10.25)%	(5.47)%	8.06%	4.52%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.48)%	(4.61)%	9.95%	5.71%
Class C2	(3.79)%	(5.33)%	9.09%	4.88%
Class Y3	(3.35)%	(4.40)%	10.21%	6.02%
Class P4	(3.36)%	(4.41)%	10.21%	5.97%
After deducting maximum sales charge
Class A1	(8.79)%	(9.87)%	8.71%	5.11%
Class C2	(4.64)%	(6.16)%	9.09%	4.88%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.48% and 1.48%; Class C—2.25% and 2.25%; Class Y—1.23% and 1.23%; and Class P—1.24% and 1.24% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$1,213.5
Number of holdings	507
Portfolio composition[1]	01/31/16
Common stocks, ADRs and rights	111.9%
Investments sold short	(12.5)
Cash equivalents and other assets less liabilities	0.6
Total	100.0%
Top five sectors (long holdings)[1]	01/31/16
Financials	31.7%
Information Technology	16.5
Energy	11.7
Industrials	11.6
Consumer Discretionary	11.5
Total	83.0%
Top ten equity holdings (long holdings)[1]	01/31/16
Microsoft Corp.	3.5%
Wells Fargo & Co.	2.6
JPMorgan Chase & Co.	2.4
Exxon Mobil Corp.	2.1
Johnson & Johnson	2.0
Citigroup, Inc.	2.0
Intel Corp.	2.0
Verizon Communications, Inc.	1.8
The PNC Financial Services Group, Inc.	1.7
Berkshire Hathaway, Inc., Class B	1.6
Total	21.7%
Top five sectors (short holdings)[1]	01/31/16
Financials	(3.1)%
Consumer Discretionary	(2.5)
Information Technology	(1.7)
Industrials	(1.6)
Consumer Staples	(1.1)
Total	(10.0)%
Top ten equity holdings (short holdings)[1]	01/31/16
MGM Resorts International	(0.3)%
Realty Income Corp.	(0.2)
HCP, Inc.	(0.2)
Twenty-First Century Fox, Inc., Class A	(0.2)
Chevron Corp.	(0.2)
Zions Bancorp	(0.2)
Welltower, Inc.	(0.2)
Sysco Corp.	(0.2)
D.R. Horton, Inc.	(0.2)
Navient Corp.	(0.1)
Total	(2.0)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 247.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—111.86%
Aerospace & defense—3.02%
General Dynamics Corp.	62,608	$8,375,072
Honeywell International, Inc.	22,644	2,336,861
Huntington Ingalls Industries, Inc.	20,900	2,672,692
Lockheed Martin Corp.[1]	42,956	9,063,716
Northrop Grumman Corp.[1]	24,630	4,558,028
Raytheon Co.[1]	73,074	9,371,010
Spirit AeroSystems Holdings, Inc., Class A*	5,950	252,280
		36,629,659
Air freight & logistics—0.68%
United Parcel Service, Inc., Class B	89,276	8,320,523
Airlines—1.04%
Delta Air Lines, Inc.[1]	191,247	8,470,330
United Continental Holdings, Inc.*	85,787	4,141,796
		12,612,126
Auto components—0.34%
Gentex Corp.[2]	80,260	1,098,759
Lear Corp.	28,688	2,978,675
		4,077,434
Automobiles—1.11%
Ford Motor Co.[2]	959,310	11,454,161
General Motors Co.	66,475	1,970,319
		13,424,480
Banks—8.10%
BB&T Corp.	337,177	11,012,201
Commerce Bancshares, Inc.[2]	42,324	1,740,786
East West Bancorp, Inc.	71,022	2,302,533
Fifth Third Bancorp	248,653	3,928,717
Huntington Bancshares, Inc.[2]	312,975	2,685,326
PacWest Bancorp	8,380	307,630
People's United Financial, Inc.[2]	101,830	1,463,297
Popular, Inc.	54,514	1,370,482
Regions Financial Corp.	891,700	7,240,604
SunTrust Banks, Inc.	32,258	1,179,998
Synovus Financial Corp.	65,580	2,002,157
TCF Financial Corp.	36,403	437,200
The PNC Financial Services Group, Inc.	231,282	20,040,585
US Bancorp	289,008	11,577,661
Wells Fargo & Co.[1]	617,838	31,034,003
		98,323,180
Beverages—0.93%
Molson Coors Brewing Co., Class B	70,767	6,402,998
PepsiCo, Inc.	48,957	4,861,430
		11,264,428
Biotechnology—0.62%
Baxalta, Inc.	57,400	2,296,574
Gilead Sciences, Inc.	63,113	5,238,379
		7,534,953
	Number of shares	Value
Common stocks—(continued)
Building products—0.09%
Owens Corning	22,820	$1,054,056
Capital markets—2.80%
BlackRock, Inc.	2,806	881,814
Franklin Resources, Inc.	263,099	9,119,011
Invesco Ltd.	21,080	630,924
Morgan Stanley	317,724	8,222,697
State Street Corp.	123,606	6,888,562
The Goldman Sachs Group, Inc.	51,158	8,265,087
		34,008,095
Chemicals—1.91%
Air Products & Chemicals, Inc.	20,710	2,624,164
Ashland, Inc.	33,320	3,157,403
Eastman Chemical Co.[2]	7,670	469,481
FMC Corp.[2]	8,892	317,622
Huntsman Corp.	138,292	1,193,460
Methanex Corp.	78,006	2,068,719
PPG Industries, Inc.	31,138	2,961,847
Praxair, Inc.	54,340	5,434,000
The Dow Chemical Co.	74,160	3,114,720
The Mosaic Co.[2]	75,391	1,816,923
		23,158,339
Commercial services & supplies—2.02%
Corrections Corp. of America[2]	20,850	600,689
KAR Auction Services, Inc.	51,290	1,714,112
Republic Services, Inc.	203,490	8,892,513
Tetra Tech, Inc.	40,609	1,075,732
The ADT Corp.[2]	312,678	9,249,015
Waste Connections, Inc.	10,420	624,887
Waste Management, Inc.	45,118	2,388,998
		24,545,946
Communications equipment—2.82%
Brocade Communications Systems, Inc.	341,255	2,723,215
Cisco Systems, Inc.[1]	344,160	8,187,566
Harris Corp.	59,964	5,215,069
Juniper Networks, Inc.	89,429	2,110,524
Motorola Solutions, Inc.	157,502	10,516,409
QUALCOMM, Inc.	119,653	5,425,067
		34,177,850
Construction & engineering—0.03%
Fluor Corp.[2]	7,156	321,233
Construction materials—0.05%
Vulcan Materials Co.	7,550	665,910
Consumer finance—1.88%
Ally Financial, Inc.*,2	186,152	2,950,509
Capital One Financial Corp.[1]	178,384	11,705,558
Discover Financial Services	144,355	6,610,016
Navient Corp.	159,091	1,520,910
		22,786,993

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Containers & packaging—1.42%
Avery Dennison Corp.	3,340	$203,373
Bemis Co., Inc.	94,385	4,518,210
Berry Plastics Group, Inc.*	22,053	685,848
Crown Holdings, Inc.*	73,672	3,380,071
Graphic Packaging Holding Co.	93,593	1,063,216
International Paper Co.	106,589	3,646,410
Sonoco Products Co.[2]	34,600	1,367,046
WestRock Co.	67,060	2,365,877
		17,230,051
Diversified financial services—6.86%
Bank of America Corp.	907,351	12,829,943
Citigroup, Inc.[1]	558,739	23,791,107
CME Group, Inc.	79,993	7,187,371
Intercontinental Exchange, Inc.	10,281	2,712,128
JPMorgan Chase & Co.[1,2]	484,030	28,799,785
Nasdaq, Inc.	16,309	1,011,158
Voya Financial, Inc.	227,563	6,958,876
		83,290,368
Diversified telecommunication services—2.36%
AT&T, Inc.[1]	164,424	5,929,130
CenturyLink, Inc.[2]	44,846	1,139,985
Verizon Communications, Inc.[1]	430,870	21,530,574
		28,599,689
Electric utilities—0.77%
American Electric Power Co., Inc.	25,587	1,560,039
Duke Energy Corp.[2]	12,988	977,997
Edison International	31,155	1,925,379
Entergy Corp.	7,510	530,056
Exelon Corp.	39,711	1,174,254
FirstEnergy Corp.	19,450	643,017
NextEra Energy, Inc.	5,930	662,440
The Southern Co.[2]	22,940	1,122,225
Xcel Energy, Inc.[2]	20,825	795,932
		9,391,339
Electrical equipment—0.45%
Emerson Electric Co.	117,625	5,408,398
Electronic equipment, instruments & components—1.66%
Arrow Electronics, Inc.*	5,370	277,092
Corning, Inc.	661,650	12,313,307
Dolby Laboratories, Inc., Class A	12,230	440,402
Flextronics International Ltd.*	446,761	4,682,055
Ingram Micro, Inc., Class A	19,430	547,926
Jabil Circuit, Inc.[2]	92,945	1,850,535
		20,111,317
Energy equipment & services—0.58%
Ensco PLC Class A2	27,610	270,026
Halliburton Co.	115,125	3,659,824
Rowan Cos., PLC, Class A2	27,570	348,760
Schlumberger Ltd.[2]	33,160	2,396,473
Superior Energy Services, Inc.[2]	31,497	324,734
		6,999,817
	Number of shares	Value
Common stocks—(continued)
Food & staples retailing—2.79%
CVS Health Corp.	67,488	$6,518,666
Sysco Corp.[2]	229,936	9,153,752
Wal-Mart Stores, Inc.	274,636	18,224,845
		33,897,263
Food products—0.77%
Campbell Soup Co.[2]	20,996	1,184,384
Kellogg Co.	13,630	1,000,987
Mondelez International, Inc., Class A1	87,619	3,776,379
The J.M. Smucker Co.	3,474	445,784
Tyson Foods, Inc., Class A2	55,268	2,949,101
		9,356,635
Gas utilities—1.37%
AmeriGas Partners LP	116,065	4,460,378
Atmos Energy Corp.[1]	53,202	3,682,642
National Fuel Gas Co.	145,301	6,586,494
Questar Corp.[2]	49,055	1,000,232
UGI Corp.[2]	25,040	851,360
		16,581,106
Health care equipment & supplies—0.75%
Baxter International, Inc.	139,975	5,123,085
Boston Scientific Corp.*	23,813	417,442
St. Jude Medical, Inc.	21,216	1,121,478
Zimmer Holdings, Inc.	24,571	2,438,917
		9,100,922
Health care providers & services—4.54%
Anthem, Inc.	52,582	6,861,425
Cardinal Health, Inc.	65,362	5,318,506
Cigna Corp.	60,876	8,133,033
DaVita HealthCare Partners, Inc.*	5,450	365,804
Express Scripts Holding Co.*,1	114,291	8,214,094
HCA Holdings, Inc.*	32,822	2,283,755
Health Net, Inc.*	38,413	2,543,709
McKesson Corp.	14,308	2,303,302
MEDNAX, Inc.*	20,740	1,440,600
Owens & Minor, Inc.	157,075	5,442,649
Patterson Cos., Inc.[2]	19,600	832,216
Quest Diagnostics, Inc.	135,092	8,871,492
UnitedHealth Group, Inc.	21,500	2,475,940
		55,086,525
Hotels, restaurants & leisure—0.25%
Darden Restaurants, Inc.[2]	20,261	1,277,659
Six Flags Entertainment Corp.	35,487	1,783,931
		3,061,590
Household durables—0.10%
Mohawk Industries, Inc.*	1,340	222,989
PulteGroup, Inc.	56,323	943,974
		1,166,963

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Household products—1.59%
Colgate-Palmolive Co.	43,500	$2,937,555
Kimberly-Clark Corp.	74,355	9,548,669
The Clorox Co.[2]	11,230	1,449,232
The Procter & Gamble Co.[1]	66,074	5,397,585
		19,333,041
Independent power and renewable electricity producers—0.32%
AES Corp.	407,312	3,869,464
Industrial conglomerates—0.50%
Danaher Corp.	13,440	1,164,576
General Electric Co.[1]	166,883	4,856,295
		6,020,871
Insurance—8.27%
Allied World Assurance Co. Holdings AG	35,640	1,304,068
American Financial Group, Inc.	12,484	886,114
American International Group, Inc.	154,972	8,752,819
American National Insurance Co.	3,640	353,735
Aon PLC	26,718	2,346,642
Arch Capital Group Ltd.*	11,490	776,149
Aspen Insurance Holdings Ltd.	35,180	1,636,222
Assurant, Inc.	4,180	339,876
Assured Guaranty Ltd.[2]	62,840	1,494,335
Axis Capital Holdings Ltd.	143,206	7,720,235
Berkshire Hathaway, Inc., Class B*,1	151,889	19,710,636
Brown & Brown, Inc.[2]	22,740	687,885
Chubb Ltd.	56,738	6,415,366
Cincinnati Financial Corp.[2]	11,065	637,676
CNA Financial Corp.	48,757	1,620,195
Everest Re Group Ltd.[2]	9,859	1,764,169
Loews Corp.	17,010	629,540
Mercury General Corp.[2]	10,546	489,651
MetLife, Inc.	240,154	10,722,876
Old Republic International Corp.	147,370	2,664,450
ProAssurance Corp.	30,019	1,504,552
Prudential Financial, Inc.	6,320	442,906
RenaissanceRe Holdings Ltd.[2]	24,876	2,802,281
The Allstate Corp.	71,852	4,354,231
The Hanover Insurance Group, Inc.[2]	19,572	1,594,922
The Hartford Financial Services Group, Inc.	56,696	2,278,045
The Travelers Cos., Inc.	45,413	4,861,008
Unum Group	30,573	875,611
Validus Holdings Ltd.	36,577	1,618,166
W.R. Berkley Corp.[2]	13,490	676,524
Willis Towers Watson PLC	51,102	5,849,646
XL Group PLC	71,516	2,593,170
		100,403,701
Internet & catalog retail—0.06%
Liberty Interactive Corp. QVC Group, Class A*	26,099	680,140
	Number of shares	Value
Common stocks—(continued)
Internet software & services—0.70%
eBay, Inc.*	188,324	$4,418,081
IAC/InterActiveCorp.	23,137	1,201,736
j2 Global, Inc.[2]	39,564	2,868,786
		8,488,603
IT services—1.98%
Automatic Data Processing, Inc.	5,610	466,135
Computer Sciences Corp.[2]	131,732	4,224,645
CSRA, Inc.[2]	61,478	1,646,381
DST Systems, Inc.	3,000	316,230
Fidelity National Information Services, Inc.	55,432	3,310,954
International Business Machines Corp.[2]	9,690	1,209,215
Leidos Holdings, Inc.	34,340	1,583,761
Paychex, Inc.[2]	22,656	1,084,316
The Western Union Co.[2]	410,788	7,328,458
Xerox Corp.[2]	297,187	2,897,573
		24,067,668
Life sciences tools & services—0.04%
Thermo Fisher Scientific, Inc.	3,690	487,301
Machinery—2.82%
Allison Transmission Holdings, Inc.[2]	44,700	1,063,413
Dover Corp.[2]	153,650	8,980,842
Ingersoll-Rand PLC	27,074	1,393,499
Parker-Hannifin Corp.	145,068	14,094,807
Stanley Black & Decker, Inc.	89,258	8,420,600
Trinity Industries, Inc.	12,920	276,746
		34,229,907
Media—6.05%
CBS Corp., Class B	73,765	3,503,837
Cinemark Holdings, Inc.	114,745	3,383,830
Comcast Corp., Class A	115,551	6,437,346
Liberty Broadband Corp., Class C*	22,340	1,049,980
Liberty Global PLC LiLAC, Class C*,2	30,169	1,111,728
Liberty Global PLC, Series C*	141,387	4,709,601
Liberty Media Corp., Class C*	87,906	3,128,575
News Corp., Class A	725,386	9,408,256
Omnicom Group, Inc.	253,434	18,589,384
The Interpublic Group Cos., Inc.	254,208	5,704,428
Thomson Reuters Corp.	234,303	8,762,932
Time Warner, Inc.[1]	108,553	7,646,473
		73,436,370
Metals & mining—1.03%
Barrick Gold Corp.	214,291	2,123,624
Compass Minerals International, Inc.[2]	98,007	7,335,824
Nucor Corp.	78,586	3,070,355
		12,529,803

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Multi-utilities—1.02%
Ameren Corp.[2]	24,874	$1,117,340
CenterPoint Energy, Inc.[2]	72,508	1,295,718
Dominion Resources, Inc.[2]	30,635	2,210,928
PG&E Corp.	13,970	767,093
Vectren Corp.[2]	167,716	7,017,237
		12,408,316
Multiline retail—1.95%
Kohl's Corp.[2]	134,104	6,671,674
Target Corp.[2]	234,845	17,007,475
		23,679,149
Oil, gas & consumable fuels—11.18%
Anadarko Petroleum Corp.	40,402	1,579,314
Apache Corp.[2]	9,870	419,870
BP PLC, ADR	285,900	9,254,583
Canadian Natural Resources Ltd.[2]	132,949	2,826,496
Cenovus Energy, Inc.	277,675	3,412,626
Chevron Corp.[1]	94,103	8,137,086
Cimarex Energy Co.	23,981	2,230,233
Columbia Pipeline Group, Inc.	32,360	600,278
ConocoPhillips	17,338	677,569
Continental Resources, Inc.*,2	14,090	297,440
Devon Energy Corp.	20,290	566,091
Diamondback Energy, Inc.*	36,866	2,785,226
Energen Corp.	45,001	1,587,185
EOG Resources, Inc.	95,709	6,797,253
EQT Corp.	11,817	729,582
Exxon Mobil Corp.[1,2]	319,747	24,892,304
Gulfport Energy Corp.*	31,090	918,709
Hess Corp.	6,900	293,250
Kosmos Energy Ltd.*,2	3,850	17,594
Magellan Midstream Partners LP	68,975	4,430,264
Marathon Petroleum Corp.	61,391	2,565,530
Martin Midstream Partners LP	74,171	1,295,026
Murphy Oil Corp.[2]	180,691	3,543,351
Occidental Petroleum Corp.[1]	265,808	18,295,565
Parsley Energy, Inc., Class A*	51,407	990,099
Phillips 66[1]	135,472	10,858,081
QEP Resources, Inc.	151,964	1,948,178
Rice Energy, Inc.*,2	44,660	521,182
Royal Dutch Shell PLC, Class A, ADR	316,280	13,894,180
RSP Permian, Inc.*	32,463	764,504
Spectra Energy Partners LP	120,553	5,052,376
Tesoro Corp.	14,040	1,224,990
Valero Energy Corp.	33,895	2,300,454
		135,706,469
Personal products—0.56%
Unilever PLC, ADR	153,641	6,801,687
Pharmaceuticals—4.67%
Abbott Laboratories	159,621	6,041,655
Allergan PLC*	2,610	742,362
Johnson & Johnson[1]	227,927	23,804,696
Merck & Co., Inc.	199,673	10,117,431
	Number of shares	Value
Common stocks—(continued)
Pharmaceutical—(concluded)
Pfizer, Inc.[1]	464,070	$14,149,494
Teva Pharmaceutical Industries Ltd., ADR	29,947	1,841,142
		56,696,780
Real estate investment trusts—4.04%
American Homes 4 Rent, Class A	90,307	1,353,702
Chimera Investment Corp.	119,548	1,481,200
Communications Sales & Leasing, Inc.	90,480	1,738,121
Equity Commonwealth*	31,090	836,010
Four Corners Property Trust, Inc.	6,753	114,126
General Growth Properties, Inc.[2]	24,470	686,139
Healthcare Trust of America, Inc., Class A2	17,625	494,205
Hospitality Properties Trust[2]	25,870	610,273
Host Hotels & Resorts, Inc.[2]	26,193	362,773
Iron Mountain, Inc.	394,181	10,855,745
Kimco Realty Corp.	26,980	733,586
Liberty Property Trust	29,240	857,317
MFA Financial, Inc.	202,003	1,282,719
Post Properties, Inc.	17,190	984,815
Prologis, Inc.	23,305	919,848
Public Storage[2]	920	233,275
Regency Centers Corp.	20,910	1,513,675
Retail Properties of America, Inc., Class A2	52,310	811,328
Starwood Property Trust, Inc.	66,480	1,265,779
Sunstone Hotel Investors, Inc.	35,797	425,268
The GEO Group, Inc.	216,589	6,406,703
Ventas, Inc.	129,045	7,138,770
VEREIT, Inc.[2]	11,840	91,286
Weingarten Realty Investors	34,920	1,218,359
Weyerhaeuser Co.	259,984	6,658,190
		49,073,212
Real estate management & development—0.33%
Jones Lang LaSalle, Inc.	18,527	2,607,119
Realogy Holdings Corp.*	26,420	866,576
RMR Group, Inc., Class A*	429	8,945
The Howard Hughes Corp.*	5,760	547,373
		4,030,013
Road & rail—0.34%
Union Pacific Corp.	57,040	4,106,880
Semiconductors & semiconductor equipment—2.25%
Intel Corp.[1]	762,068	23,639,349
Lam Research Corp.	23,711	1,702,213
NXP Semiconductors NV*	1,841	137,670
Texas Instruments, Inc.	33,990	1,799,091
		27,278,323
Software—5.19%
Activision Blizzard, Inc.	146,371	5,096,638
ANSYS, Inc.*,2	7,080	624,385
Microsoft Corp.[1]	767,814	42,298,873

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Software—(concluded)
Oracle Corp.	380,066	$13,800,197
SS&C Technologies Holdings, Inc.[2]	3,010	193,513
Symantec Corp.	51,936	1,030,410
		63,044,016
Specialty retail—0.85%
Best Buy Co., Inc.[2]	48,666	1,359,242
Staples, Inc.	1,005,624	8,970,166
		10,329,408
Technology hardware, storage & peripherals—1.85%
Hewlett Packard Enterprise Co.	813,355	11,191,765
HP, Inc.	591,888	5,747,232
Seagate Technology PLC[2]	191,075	5,550,729
		22,489,726
Tobacco—0.44%
Altria Group, Inc.	26,200	1,601,082
Philip Morris International, Inc.[1,2]	41,570	3,741,716
		5,342,798
Trading companies & distributors—1.43%
Aircastle Ltd.[2]	178,855	3,070,940
Fastenal Co.[2]	232,551	9,432,269
MSC Industrial Direct Co., Inc., Class A2	74,214	4,809,809
		17,313,018
Water utilities—0.04%
Aqua America, Inc.[2]	14,010	441,735
Wireless telecommunication services—0.25%
Rogers Communications, Inc., Class B	88,039	3,010,052
Total common stocks (cost—$1,397,742,209)		1,357,485,639
	Number of rights
Rights—0.00%††
Safeway Casa Ley CVR*,2,3,4	35,500	36,029
Safeway PDC LLC CVR*,2,3,4	35,500	1,733
Total rights (cost—$37,630)		37,762
	Face amount	Value
Repurchase agreement—1.09%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $1,163,940 US Treasury Bond, 8.125% due 08/15/21 and $11,289,530 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$13,446,875); proceeds: $13,183,011 (cost—$13,183,000)	$13,183,000	$13,183,000
	Number of shares
Investment of cash collateral from securities loaned—0.68%
Money market fund—0.68%
UBS Private Money Market Fund LLC[5] (cost—$8,234,643)	8,234,643	8,234,643
Total investments before investments sold short (cost—$1,419,197,482)—113.63%		1,378,941,044
Investments sold short—(12.52)%
Common stocks—(12.52)%
Airlines—(0.03)%
JetBlue Airways Corp.	(14,480)	(308,569)
Auto components—(0.14)%
Autoliv, Inc.	(6,223)	(639,600)
Dorman Products, Inc.	(24,668)	(1,068,124)
		(1,707,724)
Automobiles—(0.06)%
Harley-Davidson, Inc.	(16,650)	(666,000)
Banks—(1.11)%
BancorpSouth, Inc.	(50,015)	(1,044,313)
Bank of Hawaii Corp.	(14,351)	(860,055)
Comerica, Inc.	(20,860)	(715,498)
Community Bank System, Inc.	(27,879)	(1,049,365)
Cullen/Frost Bankers, Inc.	(12,794)	(612,321)
CVB Financial Corp.	(53,609)	(820,754)
First Financial Bankshares, Inc.	(38,941)	(1,017,139)
Home Bancshares, Inc.	(13,452)	(520,727)
PacWest Bancorp	(19,472)	(714,817)
Trustmark Corp.	(24,675)	(533,967)
United Bankshares, Inc.	(42,227)	(1,417,983)
Valley National Bancorp	(111,388)	(980,214)
Westamerica Bancorp	(25,873)	(1,129,874)
Zions Bancorp	(91,370)	(2,072,272)
		(13,489,299)
Beverages—(0.14)%
Molson Coors Brewing Co., Class B	(10,870)	(983,517)
Monster Beverage Corp.	(5,023)	(678,256)
		(1,661,773)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Biotechnology—(0.03)%
Alkermes PLC	(11,020)	$(352,750)
Building products—(0.07)%
Fortune Brands Home & Security, Inc.	(17,727)	(861,355)
Capital markets—(0.21)%
E*TRADE Financial Corp.	(32,450)	(764,522)
Franklin Resources, Inc.	(24,220)	(839,465)
Raymond James Financial, Inc.	(5,160)	(226,060)
TD Ameritrade Holding Corp.	(19,063)	(525,757)
The Charles Schwab Corp.	(8,120)	(207,304)
		(2,563,108)
Chemicals—(0.38)%
Albemarle Corp.	(9,360)	(492,711)
Axalta Coating Systems Ltd.	(52,201)	(1,242,906)
FMC Corp.	(17,340)	(619,385)
Huntsman Corp.	(31,500)	(271,845)
International Flavors & Fragrances, Inc.	(6,145)	(718,719)
NewMarket Corp.	(2,186)	(829,084)
Platform Specialty Products Corp.	(51,440)	(392,487)
		(4,567,137)
Commercial services & supplies—(0.14)%
Mobile Mini, Inc.	(16,485)	(427,291)
Rollins, Inc.	(48,125)	(1,325,844)
		(1,753,135)
Communications equipment—(0.26)%
Arista Networks, Inc.	(11,386)	(683,502)
Ciena Corp.	(22,659)	(402,650)
Lumentum Holdings, Inc.	(25,306)	(499,287)
ViaSat, Inc.	(14,258)	(891,125)
Viavi Solutions, Inc.	(126,530)	(632,650)
		(3,109,214)
Construction & engineering—(0.27)%
AECOM	(31,640)	(868,202)
Jacobs Engineering Group, Inc.	(10,584)	(415,210)
KBR, Inc.	(83,490)	(1,190,567)
Quanta Services, Inc.	(40,920)	(765,204)
		(3,239,183)
Construction materials—(0.06)%
Vulcan Materials Co.	(7,663)	(675,877)
Consumer finance—(0.25)%
Navient Corp.	(177,360)	(1,695,562)
Santander Consumer USA Holdings, Inc.	(44,167)	(461,545)
Synchrony Financial	(29,430)	(836,400)
		(2,993,507)
Containers & packaging—(0.02)%
Owens-Illinois, Inc.	(23,300)	(301,502)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Distributors—(0.09)%
LKQ Corp.	(41,071)	$(1,125,345)
Diversified financial services—(0.17)%
Interactive Brokers Group, Inc., Class A	(19,010)	(613,453)
Leucadia National Corp.	(89,948)	(1,489,539)
		(2,102,992)
Diversified telecommunication services—(0.04)%
Frontier Communications Corp.	(106,210)	(483,256)
Electrical equipment—(0.07)%
Franklin Electric Co., Inc.	(30,532)	(832,913)
Electronic equipment, instruments & components—(0.30)%
Cognex Corp.	(19,031)	(613,750)
Itron, Inc.	(25,383)	(836,624)
National Instruments Corp.	(29,481)	(840,208)
Trimble Navigation Ltd.	(71,047)	(1,370,497)
		(3,661,079)
Energy equipment & services—(0.08)%
Helmerich & Payne, Inc.	(10,062)	(511,150)
National Oilwell Varco, Inc.	(14,896)	(484,716)
		(995,866)
Food & staples retailing—(0.51)%
PriceSmart, Inc.	(11,700)	(895,752)
Rite Aid Corp.	(213,322)	(1,661,778)
Sysco Corp.	(44,720)	(1,780,303)
The Kroger Co.	(19,327)	(750,081)
Walgreens Boots Alliance, Inc.	(8,510)	(678,417)
Whole Foods Market, Inc.	(16,140)	(473,064)
		(6,239,395)
Food products—(0.30)%
McCormick & Co., Inc.	(12,301)	(1,082,119)
Mead Johnson Nutrition Co.	(12,101)	(877,202)
TreeHouse Foods, Inc.	(13,798)	(1,095,009)
Tyson Foods, Inc., Class A	(10,820)	(577,355)
		(3,631,685)
Health care equipment & supplies—(0.22)%
Baxter International, Inc.	(16,480)	(603,168)
Intuitive Surgical, Inc.	(828)	(447,824)
The Cooper Cos., Inc.	(6,488)	(850,901)
West Pharmaceutical Services, Inc.	(13,369)	(764,974)
		(2,666,867)
Health care providers & services—(0.18)%
Brookdale Senior Living, Inc.	(32,820)	(534,310)
Community Health Systems, Inc.	(38,880)	(835,142)
Henry Schein, Inc.	(5,082)	(769,618)
		(2,139,070)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Health care technology—(0.16)%
athenahealth, Inc.	(4,900)	$(694,820)
Cerner Corp.	(10,817)	(627,494)
Veeva Systems, Inc., Class A	(27,908)	(672,583)
		(1,994,897)
Hotels, restaurants & leisure—(0.81)%
Aramark	(24,500)	(782,775)
Bob Evans Farms, Inc.	(12,995)	(532,015)
Carnival Corp.	(17,550)	(844,681)
Chipotle Mexican Grill, Inc.	(1,130)	(511,856)
MGM Resorts International	(178,400)	(3,582,272)
Texas Roadhouse, Inc.	(22,855)	(841,750)
The Cheesecake Factory, Inc.	(16,865)	(814,579)
The Wendy's Co.	(158,338)	(1,619,798)
Wynn Resorts Ltd.	(5,090)	(342,761)
		(9,872,487)
Household durables—(0.25)%
D.R. Horton, Inc.	(63,400)	(1,744,134)
Leggett & Platt, Inc.	(15,040)	(624,311)
Lennar Corp., Class A	(14,362)	(605,358)
		(2,973,803)
Household products—(0.07)%
Colgate-Palmolive Co.	(12,329)	(832,577)
Independent power and renewable electricity producers—(0.20)%
Calpine Corp.	(100,562)	(1,539,605)
NRG Energy, Inc.	(40,550)	(431,452)
Ormat Technologies, Inc.	(13,878)	(491,281)
		(2,462,338)
Insurance—(0.35)%
Aflac, Inc.	(19,740)	(1,144,130)
Axis Capital Holdings Ltd.	(15,850)	(854,473)
FNF Group	(20,150)	(652,457)
Genworth Financial, Inc., Class A	(256,038)	(711,786)
Mercury General Corp.	(10,741)	(498,705)
XL Group PLC	(11,380)	(412,639)
		(4,274,190)
Internet & catalog retail—(0.07)%
Amazon.com, Inc.	(1,538)	(902,806)
IT services—(0.07)%
Wipro Ltd., ADR	(68,125)	(798,425)
Machinery—(0.55)%
AGCO Corp.	(14,340)	(699,362)
CNH Industrial NV	(154,243)	(965,561)
Deere & Co.	(13,780)	(1,061,198)
Lincoln Electric Holdings, Inc.	(8,200)	(436,568)
Oshkosh Corp.	(7,190)	(236,766)
Pentair PLC	(10,267)	(483,781)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Machinery—(concluded)
The Timken Co.	(19,440)	$(516,132)
Valmont Industries, Inc.	(12,630)	(1,346,232)
Wabtec Corp.	(13,678)	(874,708)
		(6,620,308)
Media—(0.32)%
Discovery Communications, Inc., Class C	(13,450)	(365,974)
Liberty Broadband Corp., Class A	(7,070)	(336,532)
Liberty Broadband Corp., Class C	(9,100)	(427,700)
Regal Entertainment Group, Class A	(25,275)	(435,994)
Twenty-First Century Fox, Inc., Class A	(84,832)	(2,287,919)
		(3,854,119)
Metals & mining—(0.05)%
Alcoa, Inc.	(7,930)	(57,810)
Allegheny Technologies, Inc.	(22,160)	(207,861)
Royal Gold, Inc.	(10,574)	(314,999)
		(580,670)
Multi-utilities—(0.03)%
TECO Energy, Inc.	(11,680)	(316,762)
Multiline retail—(0.16)%
Dollar Tree, Inc.	(17,803)	(1,447,740)
Nordstrom, Inc.	(9,670)	(474,797)
		(1,922,537)
Oil, gas & consumable fuels—(0.87)%
Cabot Oil & Gas Corp.	(29,546)	(613,080)
Cheniere Energy, Inc.	(17,266)	(518,843)
Chevron Corp.	(24,330)	(2,103,815)
ConocoPhillips	(41,342)	(1,615,645)
Continental Resources, Inc.	(15,163)	(320,091)
CVR Energy, Inc.	(26,664)	(933,773)
Golar LNG Ltd.	(16,060)	(299,037)
Hess Corp.	(17,072)	(725,560)
Matador Resources Co.	(61,805)	(990,734)
Newfield Exploration Co.	(13,413)	(389,916)
Spectra Energy Corp.	(47,013)	(1,290,507)
World Fuel Services Corp.	(19,390)	(755,241)
		(10,556,242)
Personal products—(0.04)%
Avon Products, Inc.	(154,550)	(523,925)
Pharmaceuticals—(0.22)%
Endo International PLC	(12,887)	(714,842)
Mylan NV	(16,510)	(869,912)
Perrigo Co. PLC	(7,520)	(1,087,241)
		(2,671,995)
Professional services—(0.08)%
Manpowergroup, Inc.	(12,520)	(955,902)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Real estate investment trusts—(0.90)%
Equinix, Inc.	(2,860)	$(888,230)
HCP, Inc.	(72,380)	(2,601,337)
Iron Mountain, Inc.	(21,040)	(579,442)
Omega Healthcare Investors, Inc.	(24,540)	(778,163)
Realty Income Corp.	(50,404)	(2,812,039)
SL Green Realty Corp.	(7,784)	(752,012)
Ventas, Inc.	(10,030)	(554,860)
Welltower, Inc.	(31,950)	(1,987,929)
		(10,954,012)
Road & rail—(0.21)%
Genesee & Wyoming, Inc., Class A	(12,580)	(623,716)
Heartland Express, Inc.	(28,434)	(487,643)
J.B. Hunt Transport Services, Inc.	(8,504)	(618,241)
Old Dominion Freight Line, Inc.	(7,994)	(438,311)
Ryder System, Inc.	(7,140)	(379,634)
		(2,547,545)
Semiconductors & semiconductor equipment—(0.40)%
Cavium, Inc.	(13,685)	(790,582)
Cree, Inc.	(22,300)	(625,069)
Cypress Semiconductor Corp.	(126,360)	(993,190)
First Solar, Inc.	(7,150)	(490,919)
Marvell Technology Group Ltd.	(74,830)	(662,246)
Micron Technology, Inc.	(6,940)	(76,548)
NVIDIA Corp.	(43,310)	(1,268,550)
		(4,907,104)
Software—(0.68)%
Activision Blizzard, Inc.	(24,450)	(851,349)
Blackbaud, Inc.	(18,436)	(1,133,445)
Guidewire Software, Inc.	(20,929)	(1,151,932)
NetSuite, Inc.	(16,789)	(1,164,653)
Nuance Communications, Inc.	(34,870)	(614,758)
Proofpoint, Inc.	(21,522)	(1,083,848)
Synchronoss Technologies, Inc.	(17,547)	(537,640)
The Ultimate Software Group, Inc.	(5,114)	(898,172)
Verint Systems, Inc.	(15,288)	(559,694)
Zynga, Inc., Class A	(114,500)	(281,670)
		(8,277,161)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Specialty retail—(0.36)%
CarMax, Inc.	(12,545)	$(554,238)
Monro Muffler Brake, Inc.	(20,871)	(1,372,268)
Penske Automotive Group, Inc.	(6,855)	(215,042)
Tiffany & Co.	(8,830)	(563,707)
Tractor Supply Co.	(12,448)	(1,099,283)
Williams-Sonoma, Inc.	(11,439)	(590,939)
		(4,395,477)
Technology hardware, storage & peripherals—(0.03)%
SanDisk Corp.	(5,240)	(370,468)
Textiles, apparel & luxury goods—(0.23)%
Gildan Activewear, Inc.	(21,791)	(549,133)
Lululemon Athletica, Inc.	(14,060)	(872,704)
Ralph Lauren Corp.	(5,050)	(568,125)
Under Armour, Inc., Class A	(10,051)	(858,657)
		(2,848,619)
Thrifts & mortgage finance—(0.09)%
New York Community Bancorp, Inc.	(67,080)	(1,038,398)
Trading companies & distributors—(0.02)%
Air Lease Corp.	(10,770)	(277,435)
Transportation infrastructure—(0.11)%
Macquarie Infrastructure Corp.	(19,280)	(1,292,917)
Wireless telecommunication services—(0.06)%
Sprint Corp.	(252,683)	(763,103)
Total investments sold short (proceeds—$170,462,098)		(151,914,823)
Liabilities in excess of other assets—(1.11)%		(13,521,383)
Net assets—100.00%		$1,213,504,838

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$81,518,634
Gross unrealized depreciation	(121,775,072)
Net unrealized depreciation	$(40,256,438)

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,357,485,639	$—	$—	$1,357,485,639
Rights	—	—	37,762	37,762
Repurchase agreement	—	13,183,000	—	13,183,000
Investment of cash collateral from securities loaned	—	8,234,643	—	8,234,643
Total	$1,357,485,639	$21,417,643	$37,762	$1,378,941,044
Liabilities
Investments sold short	$(151,914,823)	$—	$—	$(151,914,823)

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2016:

Rights
Beginning balance	$37,762
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$37,762

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2016, was $0.

At January 31, 2016, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Investments before investments sold short	Percentage of total investments before investments sold short
United States	91.5%
United Kingdom	2.8
Canada	1.6
Bermuda	1.6
Ireland	1.2
Switzerland	0.6
Singapore	0.3
Curacao	0.2
Israel	0.1
Puerto Rico	0.1
Netherlands	0.0 †
Total	100.0%

†  Amount represents less than 0.05%.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

Investments sold short	Percentage of total investments sold short
United States	(93.3)%
Ireland	(2.0)
Bermuda	(2.0)
Netherlands	(1.2)
Panama	(0.6)
India	(0.5)
Canada	(0.4)
Total	(100.0)%

At January 31,2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at January 31, 2016.

3  Illiquid investment as of January 31, 2016.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$6,993,833	$68,752,310	$67,511,500	$8,234,643	$1,628

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 7.80% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") fell 7.18%, and the Lipper Large-Cap Growth Funds category posted a median return of -9.10%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 149. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' Comments2

Jackson Square

Our portion of the Portfolio underperformed its benchmark during the reporting period. Strong performance in the information technology and financial services sectors was unable to overcome weak results in the health care and consumer discretionary sectors.

Our largest detractors from performance were Valeant Pharmaceuticals International, QUALCOMM and Biogen. Valeant Pharmaceuticals was negatively impacted by allegations of wrongdoing at its specialty pharmacy partner, Philidor. Investors' lack of familiarity with this relationship left the stock vulnerable when questions were raised, and a short seller's analogy to Enron put incremental pressure on the stock and raised investor scrutiny. Our best assessment at this point is that Philidor was a relatively small part of Valeant Pharmaceuticals' total business. Furthermore, third-quarter 2015 cash generation was positive and would indicate the company is what we thought it was: a cash-generating business with solid medium-term growth prospects. Valeant Pharmaceuticals is now trading at a very high free cash-flow yield on our 2016 projections, despite our having revised those projections downward to reflect the transition away from Philidor and to their new pharmacy partner, Walgreens. We also note that the shareholder base—and board—include large owners with an interest in reaching the right economic

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Jackson Square invests primarily in common stocks of large capitalization growth-oriented companies that Jackson Square believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Jackson Square seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Jackson Square also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder

(continued on next page)

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Subadvisors' Comments – continued

outcome. Considering both risk and reward, as well as the remaining unknowns, we believe we have the stock appropriately weighted in our portion of the Portfolio.

In terms of individual holdings, top contributors to performance included Equinix, Visa and Alphabet. Equinix reported relatively strong financial results and increased its 2016 outlook. Additionally, the company is pursuing several strategic acquisitions, which should further strengthen its global presence. Equinix continues to benefit from significant opportunities associated with Cloud computing and its role in the information technology supply chain. Increased globalization and the robust need for a secure and accessible network to meet the needs of a dispersed user base is creating significant demand for a company like Equinix. We believe the company's innovative product offerings make it well positioned in a technology spending environment that is focused on addressing the needs of enterprises struggling to maintain the highest level of network performance and quality of service for global users.

Derivatives were not used during the reporting period.

Mar Vista Investment Partners

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

Our portion of the Portfolio outperformed the benchmark during the reporting period. Despite every sector within the benchmark posting negative returns for the period, positive stock selection was additive to our relative results.

Strong stock selection and an underweight in health care, along with positive stock selection in financials and materials, contributed the most to performance, while consumer staples and information technology hindered results. Our leading performers were Amazon.com, Alphabet, Unilever, Adobe and Starbucks. Conversely, Liberty Global, Kansas City Southern, Apple, Allergan and Berkshire Hathaway detracted from returns. In the fourth quarter of 2015, we reduced our weighting in Amazon.com as we believe its price raced ahead of its intrinsic value growth. The secular drivers of the company are well understood: penetration of e-commerce and Cloud computing. In January 2016, we sold our remaining small position in Amazon.com.

Over time, the expected returns of our portfolio should reflect two components: (1) the intrinsic value growth of our businesses and (2) the discount we are paying relative to fair value. There will be times, like the last few years, when the sentiment pendulum swings towards euphoria, portfolio returns exceed the underlying intrinsic value growth, and margins of safety contract. Conversely, fear, skepticism and lower stock prices provide opportunities

Investment process (concluded)

orientation.

Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Subadvisors' Comments – concluded

for both higher expected returns and less risk. Early results from this year suggest the pendulum is rapidly swinging toward the latter.

Derivatives were not a part of our investment strategy during the reporting period.

J.P. Morgan

Our portion of the Portfolio underperformed the benchmark during the reporting period. All of the underperformance occurred in January 2016, as we witnessed a challenging market environment characterized by companies with higher growth and higher valuations coming under pressure. From an overall perspective, underperformance was driven by a mix of security selection and sector allocation.

Stock selection and sector allocation in the health care sector, which was an overweight exposure, and the consumer staples sector, which was an underweight exposure, were the largest detractors from performance. Stock selection in the technology and energy sectors were the largest contributors to results during the period. At the individual stock level, overweight positions in BioMarin Pharmaceutical and Charles Schwab detracted from performance. An overweight position in Facebook and an underweight in Apple contributed to relative results. With the exception of Apple, we continue to hold positions in the securities mentioned above.

We remain focused on identifying companies that possess these three key characteristics: 1) a large addressable market undergoing meaningful change, 2) a sustainable competitive advantage and is executing well, and 3) positive earnings revisions. We continue to find attractive opportunities in technology and financial services, which represent our largest overweight exposures. We are also overweight the health care sector. Our greatest underweight exposures are in consumer staples, producer durables and utilities. These are sectors where we are finding limited growth opportunities.

Derivatives were not part of our investment strategy during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(7.91)%	0.89%	10.39%	6.32%
Class C2	(8.29)%	0.10%	9.48%	5.44%
Class Y3	(7.80)%	1.16%	10.67%	6.64%
Class P4	(7.80)%	1.17%	10.67%	6.60%
After deducting maximum sales charge
Class A1	(12.99)%	(4.64)%	9.14%	5.72%
Class C2	(9.05)%	(0.73)%	9.48%	5.44%
Russell 1000 Growth Index[5]	(7.18)%	1.32%	11.67%	7.72%
Lipper Large-Cap Growth Funds median	(9.10)%	(0.49)%	10.21%	6.47%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.73%	4.56%	12.12%	7.27%
Class C2	0.29%	3.72%	11.20%	6.39%
Class Y3	0.83%	4.80%	12.41%	7.61%
Class P4	0.83%	4.83%	12.41%	7.57%
After deducting maximum sales charge
Class A1	(4.81)%	(1.22)%	10.87%	6.67%
Class C2	(0.53)%	2.86%	11.20%	6.39%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—1.99% and 1.99%; Class Y—0.92% and 0.92%; and Class P—0.92% and 0.92% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$1,236.7
Number of holdings	69
Portfolio composition[1]	01/31/16
Common stocks and ADRs	98.2%
Cash equivalents and other assets less liabilities	1.8
Total	100.0%
Top five sectors[1]	01/31/16
Information Technology	32.4%
Health Care	16.3
Financials	15.3
Consumer Discretionary	13.8
Industrials	8.5
Total	86.3%
Top ten equity holdings[1]	01/31/16
Allergan PLC	5.3%
Berkshire Hathaway, Inc., Class B	4.3
American Tower Corp.	4.3
Alphabet, Inc. Class C	3.5
Markel Corp.	3.4
TransDigm Group, Inc.	3.2
Intuit, Inc.	2.8
Honeywell International, Inc.	2.7
Mettler-Toledo International, Inc.	2.6
Alphabet, Inc. Class A	2.6
Total	34.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 247.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—98.22%
Aerospace & defense—5.97%
Honeywell International, Inc.	328,459	$33,896,969
TransDigm Group, Inc.*	177,766	39,949,353
		73,846,322
Automobiles—0.27%
Tesla Motors, Inc.*,1	17,470	3,340,264
Biotechnology—5.13%
Biogen, Inc.*	46,654	12,739,341
BioMarin Pharmaceutical, Inc.*	41,940	3,104,399
Celgene Corp.*	260,669	26,150,314
Gilead Sciences, Inc.	110,892	9,204,036
Regeneron Pharmaceuticals, Inc.*	22,909	9,623,842
Vertex Pharmaceuticals, Inc.*	28,499	2,586,284
		63,408,216
Capital markets—0.78%
The Charles Schwab Corp.[1]	377,990	9,650,085
Chemicals—2.97%
Air Products & Chemicals, Inc.	62,331	7,897,961
Ecolab, Inc.	267,460	28,850,910
		36,748,871
Communications equipment—1.45%
QUALCOMM, Inc.	396,359	17,970,917
Diversified financial services—1.09%
Intercontinental Exchange Group, Inc.	51,077	13,474,113
Energy equipment & services—2.53%
Schlumberger Ltd.[1]	432,733	31,273,614
Food & staples retailing—1.88%
CVS Health Corp.	69,457	6,708,852
Walgreens Boots Alliance, Inc.	207,303	16,526,195
		23,235,047
Food products—4.19%
Mondelez International, Inc., Class A	648,825	27,964,358
Unilever N.V.	536,301	23,817,127
		51,781,485
Health care equipment & supplies—0.69%
DENTSPLY International, Inc.	73,057	4,302,327
Sirona Dental Systems, Inc.*	39,992	4,250,749
		8,553,076
Hotels, restaurants & leisure—1.57%
Starbucks Corp.	319,621	19,423,368
Household durables—0.13%
Harman International Industries, Inc.	21,501	1,599,459
Insurance—7.71%
Berkshire Hathaway, Inc., Class B*	412,466	53,525,713
Markel Corp.*,1	49,827	41,877,600
		95,403,313
	Number of shares	Value
Common stocks—(continued)
Internet & catalog retail—3.97%
Amazon.com, Inc.*	22,403	$13,150,561
Liberty Interactive Corp. QVC Group, Class A*,1	647,710	16,879,323
Netflix, Inc.*,1	44,600	4,096,064
priceline.com, Inc.*	5,327	5,673,095
TripAdvisor, Inc.*,1	139,788	9,332,247
		49,131,290
Internet software & services—11.35%
Alphabet, Inc. Class A*,1	41,520	31,611,252
Alphabet, Inc. Class C*	57,842	42,973,714
Baidu, Inc., ADR*	46,958	7,666,833
eBay, Inc.*	475,557	11,156,567
Equinix, Inc.	49,108	15,251,472
Facebook, Inc., Class A*	269,478	30,238,126
Yelp, Inc.*,1	67,555	1,415,277
		140,313,241
IT services—6.34%
MasterCard, Inc., Class A	306,943	27,327,135
PayPal Holdings, Inc.*	566,063	20,457,517
Visa, Inc., Class A1	411,963	30,687,124
		78,471,776
Life sciences tools & services—3.24%
Illumina, Inc.*,1	48,900	7,723,755
Mettler-Toledo International, Inc.*	103,530	32,389,361
		40,113,116
Media—2.50%
Discovery Communications, Inc., Class A*,1	102,448	2,826,540
Discovery Communications, Inc., Class C*	184,371	5,016,735
Liberty Global PLC, Series C*	691,842	23,045,257
		30,888,532
Oil, gas & consumable fuels—0.37%
Pioneer Natural Resources Co.	36,720	4,551,444
Pharmaceuticals—7.25%
Allergan PLC*	228,987	65,130,772
Novo Nordisk A/S, ADR	234,489	13,100,901
Valeant Pharmaceuticals International, Inc.*	127,409	11,494,840
		89,726,513
Professional services—0.72%
Nielsen Holdings PLC	184,654	8,892,937
Real estate investment trusts—5.67%
American Tower Corp.	562,121	53,030,495
Crown Castle International Corp.	197,793	17,049,757
		70,080,252
Road & rail—1.83%
Kansas City Southern	319,465	22,643,679

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—1.24%
ARM Holdings PLC, ADR[1]	182,012	$7,841,077
Avago Technologies Ltd.[1]	56,102	7,501,398
		15,342,475
Software—9.82%
Adobe Systems, Inc.*	267,493	23,841,651
Electronic Arts, Inc.*,1	230,860	14,900,859
Intuit, Inc.[1]	356,172	34,017,988
Microsoft Corp.	326,755	18,000,933
Oracle Corp.	506,915	18,406,084
Salesforce.com, Inc.*	95,039	6,468,354
ServiceNow, Inc.*	94,100	5,853,961
		121,489,830
Specialty retail—5.40%
Advance Auto Parts, Inc.	104,762	15,929,062
L Brands, Inc.[1]	124,218	11,943,561
The Home Depot, Inc.	87,416	10,993,436
The TJX Cos., Inc.	391,350	27,879,774
		66,745,833
Technology hardware, storage & peripherals—2.16%
Apple, Inc.	274,116	26,682,451
Total common stocks (cost—$1,054,428,422)		1,214,781,519
	Face amount	Value
Repurchase agreement—1.71%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $1,862,234 US Treasury Bond, 8.125% due 08/15/21 and $18,062,562 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$21,514,057); proceeds: $21,092,018 (cost—$21,092,000)	$21,092,000	$21,092,000
	Number of shares
Investment of cash collateral from securities loaned—0.43%
Money market funds—0.43%
UBS Private Money Market Fund LLC[2] (cost—$5,326,921)	5,326,921	5,326,921
Total investments (cost—$1,080,847,343)—100.36%		1,241,200,440
Liabilities in excess of other assets—(0.36)%		(4,461,780)
Net assets—100.00%		$1,236,738,660

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$227,311,673
Gross unrealized depreciation	(66,958,576)
Net unrealized appreciation	$160,353,097

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,214,781,519	$—	$—	$1,214,781,519
Repurchase agreement	—	21,092,000	—	21,092,000
Investment of cash collateral from securities loaned	—	5,326,921	—	5,326,921
Total	$1,214,781,519	$26,418,921	$—	$1,241,200,440

At January 31, 2016, there were no transfers between Level 1 and Level 2.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	83.9%
Ireland	5.3
United Kingdom	3.2
Curacao	2.5
Netherlands	1.9
Denmark	1.1
Canada	0.9
Cayman Islands	0.6
Singapore	0.6
Total	100.0%

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2016.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$3,716,848	$91,730,842	$90,120,769	$5,326,921	$1,764

See accompanying notes to financial statements

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 12.12% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") fell 11.45%, and the Lipper Small-Cap Core Funds category posted a median return of -14.01%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 157. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' Comments2

MetWest Capital

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection in the financials and information technology sectors were the largest detractors from returns. Within financials, Encore Capital Group was our worst performer. Despite a solid third quarter in 2015 and positive guidance for 2016, as well as positive markups on estimated collections, shares of Encore Capital Group declined in sympathy with its competitor, PRA Group. In general, the consumer finance industry continues to be plagued by fears of heightened regulatory scrutiny and potential punishments, which has created a near-term headwind for the group. Longer term, we believe the company's returns should improve as larger banks (e.g., J.P. Morgan, Bank of America and Wells Fargo) restart selling their debt collection paper to Encore Capital Group and other players. In information technology, Endurance International Group Holdings detracted the most from returns. During the period, the company announced a debt-financed acquisition of email marketing platform provider Constant Contact. While on the surface this acquisition appears expensive, the valuation becomes more attractive after incorporating the potential cost synergies that should result from the deal. Additionally, Endurance International Group employs a roll-up strategy, which typically requires a more leveraged business model. This strategy is supported by both the company's attractive free cash flow generation and high

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Metropolitan West Capital Management, LLC ("MetWest Capital");

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

MetWest Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Subadvisors' Comments – continued

recurring revenue stream, which represents nearly 90% of its revenues.

Our security selection was the strongest in the consumer staples sector, with Treasury Wine Estates Ltd. being the best performer. During the period, Treasury Wine Estates announced it would be acquiring a majority of Diageo's US and European wine business. Treasury Wine Estates will be acquiring brands such as Beaulieu Vineyards, Sterling Vineyards, Hewitt and Blossom Hill. This attractive acquisition, as well as stronger-than-expected results in the first half of the company's fiscal year 2016, have driven its stock price higher. These results and actions underscore Chief Executive Officer Michael Clarke's solid leadership and execution. We closed our position in Treasury Wine Estates Ltd. in January 2016, as the stock approached our estimate of intrinsic value.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period. This was due to sector allocation, primarily an underweight to the utilities sector. Conversely, stock selection overall was beneficial for results. This was led by our holdings within the materials, energy and information technology sectors. Conversely, security selection within the utilities and financials sectors had a negative impact on our performance.

One stock that benefited our results was Cirrus Logic, a supplier of high-performance semiconductor solutions for consumer electronics. In addition to posting third-quarter 2015 earnings that exceeded Wall Street's expectations, the company gave strong guidance, leading to positive estimate revisions. We also gained confidence in the company as our expectation was that Cirrus Logic won a contract for iPhone headsets—a significant step in expanding its product categories. We believe the company's earnings can continue to increase in excess of current expectations as Cirrus Logic is entering a significant new product cycle and migrating to a newer technology cycle.

An example of a stock that underperformed during the period was Dynegy, Inc., an independent electricity generator. We purchased shares of Dynegy after uncovering a positive earnings catalyst in some new electricity market-capacity rules. Beginning in the summer of 2015, however, abnormal weather conditions caused forward power prices to deteriorate, offsetting these catalysts. Negative weather trends continued into the fourth quarter of 2015 and we sold the position after an unexpected rule change further impaired the company's outlook.

Derivatives were not used during the reporting period.

Kayne Anderson Rudnick

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

Investment process (concluded)

prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Subadvisors' Comments – concluded

Our portion of the Portfolio outperformed the benchmark during the reporting period. Within the small and midcap markets, higher-quality and lower beta stocks outperformed the Russell 2500 Value Index. (Beta is a measure of volatility or risk relative to the market as a whole.) Our outperformance was due to strong stock selection and the high-quality tailwinds. In particular, stock selection in the energy and producer durables sectors contributed to results. Conversely, an underweight and weak stock selection in the utilities sector detracted from relative performance.

The stocks that were the largest contributors during the period were Jack Henry & Associates and WD-40. Jack Henry & Associates's shares performed strongly, supported by the company's consistently strong operating results, driven by solid top-line growth and positive operating leverage. Importantly, technology spending by community banks and credit unions remained strong and the company continued to benefit from solid growth in complementary products and services. Shares of WD-40 performed strongly following the company's reports of consistently solid operating results. WD-40's new "specialist" product line continues to gain traction, while lower commodity prices (mainly oil) have further improved the company's already strong profitability.

The stocks that were the largest detractors from performance during the period were Cinemark Holdings and Artisan Partners Asset Management. Shares of Cinemark Holdings lagged due to investor concerns over the company's international segment being impacted by unfavorable currency fluctuations. Importantly, Cinemark Holdings continues to outperform the broader exhibitor industry, and the international segment's profitability expanded recently, driven by concession revenue growth and local currency-denominated costs' deflation. While volatility in the emerging markets could present currency headwinds and modestly lower demand, we remain confident in the company's long-term positioning both in the US and abroad. Artisan Partners Asset Management has been hurt by net outflows in a particular investment strategy that caused overall assets under management to decline. We believe the company's business model will enable strategies with growth in assets to offset potential outflows in other strategies over time, such that overall growth in assets will be attractive.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small and midcap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.19)%	(6.15)%	6.72%	4.52%
Class C2	(12.54)%	(6.84)%	5.92%	3.73%
Class Y3	(12.09)%	(6.01)%	6.88%	4.77%
Class P4	(12.12)%	(6.02)%	6.85%	4.67%
After deducting maximum sales charge
Class A1	(17.02)%	(11.30)%	5.52%	3.93%
Class C2	(13.31)%	(7.67)%	5.92%	3.73%
Russell 2500 Value Index[5]	(11.45)%	(8.97)%	7.53%	5.16%
Lipper Small-Cap Core Funds median	(14.01)%	(8.29)%	6.85%	4.80%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(7.46)%	(3.17)%	8.44%	5.76%
Class C2	(7.84)%	(3.91)%	7.63%	4.96%
Class Y3	(7.36)%	(3.02)%	8.60%	6.02%
Class P4	(7.39)%	(3.05)%	8.57%	5.92%
After deducting maximum sales charge
Class A1	(12.54)%	(8.50)%	7.22%	5.16%
Class C2	(8.65)%	(4.76)%	7.63%	4.96%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.27% and 1.27%; Class C—2.01% and 2.01%; Class Y—1.13% and 1.13%; and Class P—1.12% and 1.12% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16% ; Class Y—1.16% ; and Class P—1.16% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$461.9
Number of holdings	159
Portfolio composition[1]	01/31/16
Common stocks and ADRs	97.0%
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Top five sectors[1]	01/31/16
Financials	24.0%
Industrials	16.3
Information Technology	15.6
Consumer Discretionary	12.5
Health Care	8.5
Total	76.9%
Top ten equity holdings[1]	01/31/16
Endurance Specialty Holdings Ltd.	1.5%
Artisan Partners Asset Management, Inc., Class A	1.4
Webster Financial Corp.	1.4
Landstar System, Inc.	1.3
Dril-Quip, Inc.	1.2
Albemarle Corp.	1.2
Amsurg Corp.	1.2
The Cheesecake Factory, Inc.	1.2
E*TRADE Financial Corp.	1.1
Jack Henry & Associates, Inc.	1.1
Total	12.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 247.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—97.02%
Air freight & logistics—1.00%
Expeditors International of Washington, Inc.	102,700	$4,633,824
Airlines—0.39%
Hawaiian Holdings, Inc.*,1	21,005	739,586
JetBlue Airways Corp.*	49,230	1,049,091
		1,788,677
Auto components—0.28%
Tower International, Inc.	55,575	1,279,337
Banks—5.49%
Bank of Hawaii Corp.[1]	77,200	4,626,596
Glacier Bancorp, Inc.	70,950	1,673,710
Hancock Holding Co.[1]	104,500	2,503,820
Sterling Bancorp[1]	184,160	2,893,154
Umpqua Holdings Corp.[1]	73,822	1,068,943
United Community Banks, Inc.	154,940	2,798,216
Webster Financial Corp.[1]	190,045	6,303,793
Zions Bancorporation	153,950	3,491,586
		25,359,818
Building products—0.52%
Armstrong World Industries, Inc.*,1	61,860	2,392,745
Capital markets—4.30%
Artisan Partners Asset Management, Inc., Class A1	205,950	6,446,235
E*TRADE Financial Corp.*	218,600	5,150,216
Invesco Ltd.	64,550	1,931,981
Lazard Ltd., Class A	54,410	1,958,216
Stifel Financial Corp.*	62,850	2,102,961
Virtus Investment Partners, Inc.[1]	25,650	2,257,200
		19,846,809
Chemicals—2.34%
Albemarle Corp.	103,650	5,456,136
Celanese Corp., Series A1	48,220	3,070,167
Huntsman Corp.	262,650	2,266,670
		10,792,973
Commercial services & supplies—2.13%
Essendant, Inc.	104,000	3,105,440
KAR Auction Services, Inc.	132,000	4,411,440
Meridian Waste Solutions, Inc.*,2	4,355	4,834
Tetra Tech, Inc.[1]	88,500	2,344,365
		9,866,079
Communications equipment—0.62%
Harris Corp.	32,905	2,861,748
Construction & engineering—0.86%
KBR, Inc.	279,695	3,988,451
Consumer finance—1.03%
Encore Capital Group, Inc.*,1	78,400	1,796,928
First Cash Financial Services, Inc.*,1	83,800	2,974,900
		4,771,828
	Number of shares	Value
Common stocks—(continued)
Containers & packaging—1.84%
Berry Plastics Group, Inc.*	144,080	$4,480,888
Crown Holdings, Inc.*	720	33,034
Silgan Holdings, Inc.[1]	54,250	2,868,197
WestRock Co.	31,370	1,106,734
		8,488,853
Diversified consumer services—0.87%
ServiceMaster Global Holdings, Inc.*	95,096	4,014,002
Diversified financial services—2.12%
FactSet Research Systems, Inc.[1]	15,900	2,396,130
MSCI, Inc.,	64,700	4,453,948
Voya Financial, Inc.	95,875	2,931,857
		9,781,935
Diversified telecommunication services—0.52%
Level 3 Communications, Inc.*	49,310	2,406,821
Electric utilities—0.73%
Westar Energy, Inc.	77,000	3,354,120
Electronic equipment, instruments & components—1.43%
Cognex Corp.[1]	72,300	2,331,675
Jabil Circuit, Inc.	93,300	1,857,603
Zebra Technologies Corp., Class A*	40,400	2,440,160
		6,629,438
Energy equipment & services—2.86%
Core Laboratories N.V.[1]	36,000	3,542,400
Dril-Quip, Inc.*	97,600	5,723,264
Forum Energy Technologies, Inc.*,1	162,830	1,825,324
Precision Drilling Corp.[1]	620,395	2,109,343
		13,200,331
Food & staples retailing—0.33%
Village Super Market, Inc., Class A	57,999	1,523,054
Food products—3.21%
Dean Foods Co.[1]	121,220	2,421,976
J&J Snack Foods Corp.	17,000	1,835,660
Pinnacle Foods, Inc.	104,295	4,473,213
Post Holdings, Inc.*,1	43,495	2,544,457
TreeHouse Foods, Inc.*	44,982	3,569,771
		14,845,077
Gas utilities—1.07%
Questar Corp.[1]	242,500	4,944,575
Health care equipment & supplies—3.96%
Anika Therapeutics, Inc.*	115,700	4,352,634
DENTSPLY International, Inc.	40,510	2,385,634
Globus Medical, Inc., Class A*,1	180,085	4,493,121
Haemonetics Corp.*	86,500	2,736,860
Integra LifeSciences Holdings*	31,050	1,908,022
STERIS PLC	35,050	2,426,862
		18,303,133

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—3.63%
Amedisys, Inc.*	17,435	$623,301
AMN Healthcare Services, Inc.*	117,250	3,302,933
Amsurg Corp.*,1	73,580	5,385,320
Centene Corp.*,1	35,580	2,208,095
HealthSouth Corp.	20,414	730,617
Patterson Cos., Inc.[1]	107,000	4,543,220
		16,793,486
Hotels, restaurants & leisure—3.04%
Interval Leisure Group, Inc.	134,376	1,582,949
MGM Resorts International*	235,735	4,733,559
SeaWorld Entertainment, Inc.[1]	123,500	2,353,910
The Cheesecake Factory, Inc.	111,000	5,361,300
		14,031,718
Household durables—0.45%
Newell Rubbermaid, Inc.	53,200	2,063,096
Household products—0.74%
WD-40 Co.[1]	33,000	3,408,900
Independent power and renewable electricity producers—0.30%
NRG Energy, Inc.	130,050	1,383,732
Insurance—2.61%
Endurance Specialty Holdings Ltd.	108,005	6,688,750
RenaissanceRe Holdings Ltd.[1]	14,285	1,609,205
RLI Corp.[1]	63,400	3,759,620
		12,057,575
IT services—7.80%
Broadridge Financial Solutions, Inc.	79,000	4,231,240
Cass Information Systems, Inc.	92,800	4,723,520
Computer Services, Inc.	59,400	2,197,800
CoreLogic, Inc.*	128,183	4,576,133
Endurance International Group Holdings, Inc.*,1	196,500	1,803,870
EVERTEC, Inc.	236,000	3,242,640
Global Payments, Inc.	48,635	2,867,033
Jack Henry & Associates, Inc.	61,900	5,025,042
Syntel, Inc.*	94,900	4,492,566
WEX, Inc.*	39,300	2,853,573
		36,013,417
Life sciences tools & services—0.88%
Bio-Rad Laboratories, Inc., Class A*	11,800	1,505,798
Cambrex Corp.*,1	17,300	599,272
Charles River Laboratories International, Inc.*	26,430	1,961,899
		4,066,969
Machinery—7.19%
Actuant Corp., Class A1	78,945	1,837,840
Allison Transmission Holdings, Inc.	176,175	4,191,203
Donaldson Co., Inc.[1]	96,000	2,705,280
Graco, Inc.[1]	67,600	4,913,168
IDEX Corp.	31,150	2,258,686
ITT Corp.	139,275	4,519,474
RBC Bearings, Inc.*,1	73,700	4,372,621
	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Snap-on, Inc.	29,000	$4,685,240
Stanley Black & Decker, Inc.	16,055	1,514,629
Trinity Industries, Inc.	104,260	2,233,249
		33,231,390
Marine—0.60%
Kirby Corp.*	55,056	2,788,586
Media—2.15%
Cinemark Holdings, Inc., Class A	160,000	4,718,400
Gray Television, Inc.*	109,260	1,436,769
TEGNA, Inc.[1]	156,555	3,758,886
		9,914,055
Metals & mining—0.54%
Nucor Corp.[1]	64,225	2,509,271
Multi-utilities—1.46%
Ameren Corp.	96,095	4,316,587
Black Hills Corp.[1]	49,450	2,436,896
		6,753,483
Oil, gas & consumable fuels—4.27%
Cobalt International Energy, Inc.*	256,000	970,240
Diamondback Energy, Inc.*,1	35,188	2,658,453
Energen Corp.	60,810	2,144,769
Laredo Petroleum, Inc.*,1	242,900	1,884,904
Newfield Exploration Co.*	108,100	3,142,467
Oasis Petroleum, Inc.*,1	300,030	1,605,161
PBF Energy, Inc., Class A1	50,985	1,783,965
RSP Permian, Inc.*,1	88,200	2,077,110
Tsakos Energy Navigation Ltd.	61,935	360,462
WPX Energy, Inc.*	568,305	3,080,213
		19,707,744
Professional services—2.36%
CEB, Inc.[1]	66,500	3,922,170
Korn/Ferry International	135,840	4,185,230
Resources Connection, Inc.	184,119	2,782,038
		10,889,438
Real estate investment trusts—7.16%
Alexandria Real Estate Equities, Inc.	50,230	3,977,212
DuPont Fabros Technology, Inc.	112,450	3,729,967
EPR Properties	26,815	1,607,559
Equity Commonwealth*	66,700	1,793,563
Hudson Pacific Properties, Inc.	63,730	1,619,379
Ladder Capital Corp., Class A1	118,700	1,305,700
Liberty Property Trust	147,210	4,316,197
Mack-Cali Realty Corp.	113,568	2,361,079
Parkway Properties, Inc.	220,500	2,970,135
PennyMac Mortgage Investment Trust	161,700	2,191,035
Physicians Realty Trust	156,075	2,664,200
Redwood Trust, Inc.[1]	85,622	922,149
Sovran Self Storage, Inc.	10,505	1,183,703
Sunstone Hotel Investors, Inc.	205,835	2,445,320
		33,087,198

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Real estate management & development—0.71%
CBRE Group, Inc., Class A*	117,440	$3,284,797
Road & rail—1.29%
Landstar System, Inc.	103,680	5,952,269
Semiconductors & semiconductor equipment—3.53%
Cirrus Logic, Inc.*,1	141,870	4,925,726
Integrated Device Technology, Inc.*	92,300	2,351,804
Lam Research Corp.	23,455	1,683,834
Linear Technology Corp.	64,000	2,734,720
Mellanox Technologies Ltd.*	57,190	2,599,286
Skyworks Solutions, Inc.[1]	17,135	1,180,944
Teradyne, Inc.	43,390	843,068
		16,319,382
Software—0.81%
American Software, Inc., Class A	383,700	3,733,401
Specialty retail—3.63%
American Eagle Outfitters, Inc.[1]	279,570	4,092,905
Ascena Retail Group, Inc.*,1	307,172	2,266,929
DSW, Inc., Class A1	105,350	2,529,453
Party City Holdco, Inc.*,1	266,390	2,565,336
Pier 1 Imports, Inc.[1]	517,800	2,081,556
Ross Stores, Inc.	57,200	3,218,072
		16,754,251
Technology hardware, storage & peripherals—0.92%
Avid Technology, Inc.*,1	254,000	1,803,400
Wincor Nixdorf AG	252,500	2,461,875
		4,265,275
Textiles, apparel & luxury goods—0.47%
PVH Corp.	29,340	2,152,969
Thrifts & mortgage finance—1.70%
Essent Group Ltd.*	138,000	2,479,860
Ocwen Financial Corp.*,1	477,500	2,583,275
Washington Federal, Inc.	130,600	2,788,310
		7,851,445
	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.88%
AerCap Holdings N.V.*	83,315	$2,558,604
Beacon Roofing Supply, Inc.*	37,250	1,508,625
		4,067,229
Total common stocks (cost—$478,419,684)		448,154,704
	Face amount
Repurchase agreement—3.36%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $1,370,453 US Treasury Bond, 8.125% due 08/15/21 and $13,292,580 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$15,832,599); proceeds: $15,522,013 (cost—$15,522,000)	$15,522,000	15,522,000
	Number of shares
Investment of cash collateral from securities loaned—6.06%
Money market fund—6.06%
UBS Private Money Market Fund LLC[3] (cost—$28,008,628)	28,008,628	28,008,628
Total investments (cost—$521,950,312)—106.44%		491,685,332
Liabilities in excess of other assets—(6.44)%		(29,743,478)
Net assets—100.00%		$461,941,854

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$38,730,946
Gross unrealized depreciation	(68,995,926)
Net unrealized depreciation	$(30,264,980)

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Portfolio of Investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$448,154,704	$—	$—	$448,154,704
Repurchase agreement	—	15,522,000	—	15,522,000
Investment of cash collateral from securities loaned	—	28,008,628	—	28,008,628
Total	$448,154,704	$43,530,628	$—	$491,685,332

At January 31, 2016, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	93.1%
Bermuda	3.1
Netherlands	1.2
Puerto Rico	0.7
Israel	0.5
Denmark	0.5
Venezuela	0.5
Canada	0.4
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2016.

2  Illiquid investment as of January 31, 2016.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$30,655,405	$103,532,784	$106,179,561	$28,008,628	$9,007

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 21.82% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") fell 17.77%, and the Lipper Small-Cap Growth Funds category posted a median return of -19.36%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 166. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' comments2

Riverbridge Partners

(Please note that while the subadvisor outperformed the benchmark on a gross-of-fees basis, the Portfolio underperformed net of fees, as reported in the "Performance at a glance" table. As stated in footnote two, the comments that follow address performance on a gross-of-fees basis.)

Our portion of the Portfolio outperformed the benchmark during the reporting period. This may have been expected given our investment style and the market environment that prevailed during the period. Historically, our portfolios have performed the best relative to the benchmark during difficult market and economic environments. This has been due to our focus on companies that we believe can grow for an extended period of time, independent of economic conditions. In the third quarter of 2015, stocks fell sharply as investors reacted to slowing growth in China and in several European countries. The fourth quarter featured a resumption of strong returns in the US equity market, but it again fell sharply in January 2016.

Our top performing sector for the reporting period was health care. One holding, athenahealth, which provides software and services to the health care industry, performed well after the company reported new contracts in both large enterprises and small group practices. In addition, our lack of exposure to biotechnology, which typically does not meet our investment

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG");

Timpani Capital Management LLC ("Timpani")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it exists across all industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are

(continued on next page)

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments – continued

criteria, helped performance. The biotechnology industry sold off in the third quarter of 2015 after leading the market for several quarters. Industrials was the second-best performing sector and perhaps the most illustrative of the typical relative performance of our portfolios. The industrial companies we invest in are those that we believe can grow even when the economy does not. For example, Beacon Roofing Supply, a leading distributor of residential and non-residential roofing and exterior building products, outperformed, in part due to its focus on repair and remodeling as opposed to new construction.

Our financial holdings detracted from performance during the period. PRA Group, a leading purchaser of debt receivables, declined as a result of industry disruptions caused by pending regulatory changes. We believe the company's business practices are industry leading and that looming regulations will be directed toward questionable behavior on the part of other industry participants. Financial Engines, which provides independent investment and retirement advice to participants in large employer-sponsored defined contribution retirement plans, also detracted from results. Its shares fell as the stock market's decline reduced the company's assets under management, upon which its revenues are derived.

Derivatives were not used during the reporting period.

LMCG Investments, LLC

Our portion of the Portfolio underperformed the benchmark during the reporting period. As in the past, stock selection was the primary driver of our results. In particular, weakness in some key holdings in health services and non-bank financials meaningfully detracted from performance. Our overweight to health services was also a headwind for results. On the positive side, although we had only limited exposure to energy and telecommunication services, both of these sectors contributed to results during the period.

In financials, PRA Group (consumer finance, debt collection) and Marcus & Millichap (real estate) underperformed for the period. Our underweight to real estate investment trusts ("REITs") also detracted from results. In health services, the final few months of 2015 was an especially challenging period, particularly for public hospital companies. The hospitals group and other health services stocks declined due to growing concerns about how the Affordable Care Act may impact hospital admissions, patient volumes and health care staffing needs going forward. In particular, Team Health, an outsourced health care staffing company, and hospital operators Tenet Healthcare and Community Health Systems were among our key positions and declined alongside the group. Higher staffing costs were a drag on third-quarter 2015 earnings reports for Community Health, as well as the larger, bellwether names in the group. Conversely, telecommunications firm Cogent Communications was the primary outperformer in that sector.

Derivatives were not used during the reporting period.

Timpani Capital Management

Our portion of the Portfolio underperformed the benchmark during the reporting period. Stock selection drove the bulk of the underperformance. Sector allocation was also negative, albeit to a lesser extent. Our main theme during the period was a rotation away from previous high-performance stocks and into lower-performance stocks.

Investment process (concluded)

key characteristics LMCG seeks in its holdings.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments – concluded

This profit-taking represented a broad-based headwind to our results, causing us to lose value in nearly every sector within the benchmark. This was especially pronounced in health care, which had been one of our strongest areas of outperformance in the prior six-month period. Prior health care winners, including Adeptus Health, Horizon Pharma and ANI Pharmaceuticals, were our biggest detractors from results over the reporting period. ANI Pharmaceuticals and Horizon Pharma were completely sold from our portion of the Portfolio, as its growth profile came into question, while Adeptus Health is still held but at a much smaller weight. We had several individual winners, but the magnitude of contribution was dulled by the aforementioned positioning. Notable winners during the period included Euronet Worldwide and Motorcar Parts of America.

In recent weeks, US equities have experienced increased volatility and poor absolute performance, mainly due to rising fears of a global recession. Investor sentiment has weakened and valuations have compressed. However, overall company fundamental data points continue to suggest the US economy is on reasonably solid ground. We continue to focus on finding stocks with robust and sustainable growth profiles where the growth is being underestimated. That research has resulted in sector weights that vary from the benchmark weights. Key overweights in our portion of the Portfolio include consumer discretionary and technology, while notable underweights include financial services and producer durables.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small and midcap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(21.91)%	(10.34)%	6.65%	5.06%
Class C2	(22.25)%	(11.07)%	5.83%	4.26%
Class Y3	(21.88)%	(10.29)%	6.78%	5.29%
Class P4	(21.82)%	(10.25)%	6.80%	5.24%
After deducting maximum sales charge
Class A1	(26.21)%	(15.29)%	5.45%	4.47%
Class C2	(22.83)%	(11.74)%	5.83%	4.26%
Russell 2500 Growth Index[5]	(17.77)%	(8.65)%	8.89%	6.59%
Lipper Small-Cap Growth Funds median	(19.36)%	(9.77)%	7.14%	5.14%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.45)%	(2.27)%	9.35%	7.09%
Class C2	(10.78)%	(3.05)%	8.53%	6.27%
Class Y3	(10.38)%	(2.20)%	9.50%	7.33%
Class P4	(10.37)%	(2.12)%	9.51%	7.27%
After deducting maximum sales charge
Class A1	(15.38)%	(7.64)%	8.13%	6.48%
Class C2	(11.45)%	(3.77)%	8.53%	6.27%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.24% and 1.24%; Class C—1.99% and 1.99%; Class Y—1.13% and 1.13%; and Class P—1.10% and 1.10% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$423.6
Number of holdings	184
Portfolio composition[1]	01/31/16
Common stocks, ADRs and warrants	97.6%
Investment company	0.1
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Top five sectors[1]	01/31/16
Information technology	28.9%
Health care	23.1
Industrials	17.7
Consumer discretionary	14.5
Financials	7.6
Total	91.8%
Top ten equity holdings[1]	01/31/16
Ultimate Software Group, Inc.	2.7%
athenahealth, Inc.	2.4
The Advisory Board Co.	2.3
Cepheid, Inc.	2.3
MAXIMUS, Inc.	2.2
CoStar Group, Inc.	1.9
Synchronoss Technologies, Inc.	1.7
PRA Group, Inc.	1.6
Grand Canyon Education, Inc.	1.5
Martin Marietta Materials, Inc.	1.5
Total	20.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—97.55%
Aerospace & defense—1.40%
HEICO Corp.[1]	77,792	$4,333,014
Hexcel Corp.	21,781	901,298
TransDigm Group, Inc.*	3,115	700,034
		5,934,346
Air freight & logistics—0.50%
Forward Air Corp.	48,870	2,109,229
Airlines—0.07%
Allegiant Travel Co.	1,824	292,697
Auto components—2.14%
Dorman Products, Inc.*,1	94,305	4,083,407
Gentex Corp.	311,164	4,259,835
Motorcar Parts of America, Inc.*	21,308	732,356
		9,075,598
Banks—1.13%
Bank of the Ozarks, Inc.	38,210	1,694,232
Home Bancshares, Inc.	5,021	194,363
SVB Financial Group*	27,019	2,737,565
Western Alliance Bancorp*	5,542	180,558
		4,806,718
Biotechnology—3.36%
ACADIA Pharmaceuticals, Inc.*	78,122	1,616,344
Alnylam Pharmaceuticals, Inc.*	10,284	708,979
Anacor Pharmaceuticals, Inc.*	20,537	1,542,945
Cepheid, Inc.*,1	165,892	4,885,519
Dyax Corp.*	72,153	80,090
Eagle Pharmaceuticals, Inc.*,1	6,397	459,944
Ligand Pharmaceuticals, Inc.*,1	13,315	1,331,101
Neurocrine Biosciences, Inc.*	70,878	3,015,859
Ultragenyx Pharmaceutical, Inc.*	10,725	602,209
		14,242,990
Building products—1.29%
American Woodmark Corp.*	5,364	370,116
Builders FirstSource, Inc.*	305,968	2,456,923
USG Corp.*,1	147,464	2,638,131
		5,465,170
Capital markets—2.03%
Financial Engines, Inc.[1]	127,335	3,434,225
Lazard Ltd., Class A	143,203	5,153,876
		8,588,101
Commercial services & supplies—4.21%
Healthcare Services Group, Inc.	175,280	6,199,653
Innerworkings, Inc.*	198,527	1,401,601
Mobile Mini, Inc.[1]	85,250	2,209,680
Ritchie Brothers Auctioneers, Inc.[1]	205,793	4,708,544
Rollins, Inc.	119,872	3,302,474
		17,821,952
	Number of shares	Value
Common stocks—(continued)
Communications equipment—0.50%
ADTRAN, Inc.	16,222	$294,592
Digi International, Inc.*	198,002	1,805,778
		2,100,370
Construction & engineering—0.20%
Dycom Industries, Inc.*	12,885	853,760
Construction materials—2.80%
Eagle Materials, Inc.	93,515	5,006,793
Martin Marietta Materials, Inc.	11,444	1,437,138
Summit Materials, Inc., Class A*	294,076	4,666,986
US Concrete, Inc.*	16,781	763,200
		11,874,117
Consumer finance—3.48%
Cardtronics, Inc.*	161,458	4,974,521
PRA Group, Inc.*,1	328,878	9,784,120
		14,758,641
Diversified consumer services—2.45%
Grand Canyon Education, Inc.*,1	181,402	6,829,785
Sotheby's	150,155	3,527,141
		10,356,926
Diversified telecommunication services—0.69%
Cogent Communications Holdings, Inc.	76,718	2,563,148
inContact, Inc.*,1	42,288	365,791
		2,928,939
Electrical equipment—0.09%
Energy Focus, Inc.*,1	37,292	399,024
Electronic equipment, instruments & components—2.43%
Cognex Corp.[1]	105,310	3,396,247
CUI Global, Inc.*,1	29,281	214,923
Fabrinet*	25,290	629,974
National Instruments Corp.	209,060	5,958,210
NeoPhotonics Corp.*	9,741	85,984
		10,285,338
Food & staples retailing—0.88%
Casey's General Stores, Inc.	4,289	517,854
Smart & Final Stores, Inc.*	7,106	114,264
United Natural Foods, Inc.*,1	88,353	3,094,122
		3,726,240
Food products—1.34%
Calavo Growers, Inc.[1]	64,552	3,340,566
TreeHouse Foods, Inc.*	29,237	2,320,248
		5,660,814
Health care equipment & supplies—4.26%
Abaxis, Inc.	52,893	2,303,490
Align Technology, Inc.*	12,415	821,128
Avinger, Inc.*,1	12,148	176,146
Cantel Medical Corp.	11,057	656,454
HeartWare International, Inc.*,1	37,795	1,517,091
ICU Medical, Inc.*	4,607	443,424

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Health care equipment & supplies—(concluded)
iRadimed Corp.*,1	22,468	$437,003
LeMaitre Vascular, Inc.	18,162	265,165
Neogen Corp.*,1	93,972	4,903,459
Nevro Corp.*	18,530	1,144,969
Novadaq Technologies, Inc.*,1	149,270	1,643,463
STERIS PLC	17,372	1,202,837
Zeltiq Aesthetics, Inc.*,1	108,136	2,510,918
		18,025,547
Health care providers & services—10.58%
Adeptus Health, Inc., Class A*,1	7,034	331,864
Air Methods Corp.*	5,556	216,351
AMN Healthcare Services, Inc.*	168,978	4,760,110
BioTelemetry, Inc.*	26,455	249,735
Chemed Corp.[1]	41,490	5,821,877
Community Health Systems, Inc.*	219,594	4,716,879
Cross Country Healthcare, Inc.*	45,756	658,887
Diplomat Pharmacy, Inc.*,1	63,037	1,715,237
Envision Healthcare Holdings, Inc.*	40,532	895,757
ExamWorks Group, Inc.*	135,380	3,717,535
HealthSouth Corp.	139,913	5,007,486
Premier, Inc., Class A*	197,448	6,306,489
Team Health Holdings, Inc.*	92,881	3,796,047
Tenet Healthcare Corp.*,1	222,785	6,041,929
The Ensign Group, Inc.	26,192	588,010
		44,824,193
Health care technology—2.22%
athenahealth, Inc.*,1	42,083	5,967,369
HealthStream, Inc.*	138,310	3,028,989
Vocera Communications, Inc.*	29,035	417,814
		9,414,172
Hotels, restaurants & leisure—3.05%
Chuy's Holdings, Inc.*,1	21,322	728,999
Dunkin' Brands Group, Inc.[1]	73,516	2,893,590
Jack in the Box, Inc.	5,513	428,029
Noodles & Co.*,1	133,925	1,612,457
Papa John's International, Inc.	18,541	885,333
Red Lion Hotels Corp.*	62,322	352,119
Sonic Corp.	76,807	2,256,590
The Cheesecake Factory, Inc.	67,150	3,243,345
Vail Resorts, Inc.	4,211	526,375
		12,926,837
Household durables—0.12%
Century Communities, Inc.*	17,305	255,941
LGI Homes, Inc.*,1	11,446	251,354
		507,295
Internet & catalog retail—0.06%
Expedia, Inc.	2,657	268,463
Internet software & services—4.37%
Autobytel, Inc.*	31,835	580,989
Benefitfocus, Inc.*,1	11,918	347,529
	Number of shares	Value
Common stocks—(continued)
Internet software & services—(concluded)
ChannelAdvisor Corp.*	85,085	$1,040,590
Cvent, Inc.*,1	117,355	3,099,346
Five9, Inc.*,1	15,347	127,840
GTT Communications, Inc.*,1	37,347	556,097
Internap Corp.*	736,865	2,844,299
j2 Global, Inc.	8,024	581,820
Perficient, Inc.*	12,046	229,476
Q2 Holdings, Inc.*	22,228	481,458
SciQuest, Inc.*	201,770	2,568,532
SPS Commerce, Inc.*	81,651	5,330,177
Stamps.com, Inc.*	7,750	727,105
		18,515,258
IT services—5.75%
Blackhawk Network Holdings, Inc.*	5,501	207,333
Cass Information Systems, Inc.	56,163	2,858,697
Echo Global Logistics, Inc.*	111,756	2,459,749
EPAM Systems, Inc.*	9,220	690,578
Euronet Worldwide, Inc.*	13,597	1,084,633
ExlService Holdings, Inc.*	40,294	1,759,236
Heartland Payment Systems, Inc.	3,677	338,578
Luxoft Holding, Inc.*	6,811	511,370
MAXIMUS, Inc.	170,869	9,119,278
PFSweb, Inc.*	31,776	393,387
Vantiv, Inc., Class A*	104,796	4,930,652
		24,353,491
Leisure products—0.26%
MCBC Holdings, Inc.*	14,380	181,476
Nautilus, Inc.*	47,134	918,170
		1,099,646
Life sciences tools & services—2.25%
Bio-Techne Corp.	46,105	3,812,422
Cambrex Corp.*	8,964	310,513
INC Research Holdings, Inc., Class A*	22,087	930,525
NeoGenomics, Inc.*	22,360	152,495
PAREXEL International Corp.*	67,934	4,345,059
		9,551,014
Machinery—1.12%
Proto Labs, Inc.*,1	85,925	4,725,016
Media—2.57%
Media General, Inc.*	85,872	1,394,561
Nexstar Broadcasting Group, Inc., Class A1	162,751	7,357,973
Sinclair Broadcast Group, Inc., Class A1	64,773	2,137,509
		10,890,043
Multiline retail—0.31%
Burlington Stores, Inc.*	24,643	1,324,068
Pharmaceuticals—0.42%
Dipexium Pharmaceuticals, Inc.*,1	18,744	151,639
Heska Corp.*	21,817	815,083
Impax Laboratories, Inc.*	21,640	810,851
		1,777,573

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Professional services—7.74%
CEB, Inc.	36,662	$2,162,325
CoStar Group, Inc.*,1	44,995	7,890,773
Kelly Services, Inc., Class A	121,922	2,021,467
Kforce, Inc.	213,464	4,760,247
Korn/Ferry International	143,866	4,432,511
The Advisory Board Co.*,1	251,450	11,508,867
		32,776,190
Real estate management & development—0.29%
Marcus & Millichap, Inc.*	51,187	1,210,061
Semiconductors & semiconductor equipment—3.99%
Cabot Microelectronics Corp.*	90,786	3,689,543
Canadian Solar, Inc.*,1	7,350	148,250
CEVA, Inc.*	10,929	253,006
Cypress Semiconductor Corp.*	293,523	2,307,091
Integrated Device Technology, Inc.*	61,015	1,554,662
Microsemi Corp.*	177,160	5,615,972
Power Integrations, Inc.	70,415	3,318,659
		16,887,183
Software—11.39%
Attunity Ltd.*	11,701	73,014
Ellie Mae, Inc.*,1	53,228	3,716,911
FleetMatics Group PLC*	81,734	3,548,073
Globant SA*,1	12,740	387,551
HubSpot, Inc.*	8,905	361,454
Imperva, Inc.*	7,728	398,456
Manhattan Associates, Inc.*	3,012	173,642
NetScout Systems, Inc.*	68,801	1,482,662
Paycom Software, Inc.*,1	9,333	281,390
Pegasystems, Inc.	166,649	3,916,252
Proofpoint, Inc.*	7,566	381,024
PROS Holdings, Inc.*,1	165,135	2,027,858
SS&C Technologies Holdings, Inc.	58,890	3,786,038
Synchronoss Technologies, Inc.*	329,563	10,097,810
The Rubicon Project, Inc.*	18,893	254,867
TubeMogul, Inc.*	41,983	473,148
Tyler Technologies, Inc.*	21,639	3,398,621
Ultimate Software Group, Inc.*	55,345	9,720,242
Verint Systems, Inc.*	94,725	3,467,882
Workiva, Inc.*,1	8,427	125,815
Zix Corp.*	42,382	190,295
		48,263,005
Specialty retail—3.32%
Five Below, Inc.*,1	107,300	3,780,179
Group 1 Automotive, Inc.	40,949	2,196,914
Lithia Motors, Inc., Class A	44,356	3,396,339
Monro Muffler Brake, Inc.	3,885	255,439
Sportsman's Warehouse Holdings, Inc.*	30,194	395,843
The Children's Place, Inc.	5,821	378,947
Tile Shop Holdings, Inc.*,1	242,890	3,670,068
		14,073,729
	Number of shares	Value
Common stocks—(concluded)
Technology hardware, storage & peripherals—0.53%
Stratasys Ltd.*,1	138,395	$2,255,838
Textiles, apparel & luxury goods—0.22%
G-III Apparel Group Ltd.*	7,114	351,147
Skechers USA, Inc., Class A*	21,014	592,385
		943,532
Thrifts & mortgage finance—0.66%
BofI Holding, Inc.*,1	94,738	1,625,704
LendingTree, Inc.*,1	15,678	1,155,312
		2,781,016
Trading companies & distributors—1.01%
Aceto Corp.	26,519	605,959
Beacon Roofing Supply, Inc.*	90,835	3,678,818
		4,284,777
Wireless telecommunication services—0.07%
Boingo Wireless, Inc.*	51,162	312,088
Total common stocks (cost—$461,990,033)		413,271,005
	Number of warrants
Warrants—0.00%††
Oil, gas & consumable fuels—0.00%††
Magnum Hunter Resources Corp., strike price $8.50, expires 04/15/16*,1,2 (cost—$0)	53,494	0
	Number of shares
Investment company—0.10%
iShares Russell 2000 Growth Index Fund[1] (cost—$418,274)	3,480	433,330
	Face amount
Repurchase agreement—3.29%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $1,230,070 US Treasury Bond, 8.125% due 08/15/21 and $11,930,951 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$14,210,783); proceeds: $13,932,012 (cost—$13,932,000)	$13,932,000	13,932,000

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—14.06%
Money market fund—14.06%
UBS Private Money Market Fund LLC[3] (cost—$59,564,608)	59,564,608	$59,564,608
Total investments (cost—$535,904,915)—115.00%		487,200,943
Liabilities in excess of other assets—(15.00)%		(63,561,893)
Net assets—100.00%		$423,639,050

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$26,042,673
Gross unrealized depreciation	(74,746,645)
Net unrealized depreciation	$(48,703,972)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$413,271,005	$—	$—	$413,271,005
Warrants	—	—	0	0
Investment company	433,330	—	—	433,330
Repurchase agreement	—	13,932,000	—	13,932,000
Investment of cash collateral from securities loaned	—	59,564,608	—	59,564,608
Total	$413,704,335	$73,496,608	$0	$487,200,943

At January 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the six months ended January 31, 2016:

Warrants
Beginning balance	$0
Purchases	—
Issuance	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2016 was $0.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.8%
Canada	1.3
Bermuda	1.1
Ireland	0.7
Israel	0.5
United Kingdom	0.3
Cayman Islands	0.1
British Virgin Islands	0.1
Luxembourg	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at January 31, 2016.

2  Illiquid investment as of January 31, 2016.

3  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$93,660,105	$201,609,762	$235,705,259	$59,564,608	$17,158

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 10.48% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") fell 14.58%, the Lipper International Multi-Cap Growth Funds category had a median return of -12.06%, the Lipper International Large-Cap Growth Funds category posted a median return of -13.01% and the Lipper International Large-Cap Core Funds category posted a median return of -14.55%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 176. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

As a result of a transaction resulting in Robert W. Baird & Co. Incorporated owning a controlling interest in Chautauqua Capital Management, LLC, Robert W. Baird & Co. Incorporated became responsible for Chautauqua Capital Management, LLC's portion of the Portfolio effective January 15, 2016.

Subadvisors' Comments2

Mondrian

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Stock selection within markets added to our returns, led by holdings in Japan, Germany and the Netherlands, including Tokyo Electron, SAP and Koninklijke Ahold. At the sector level, allocations between sectors added to our returns, driven mainly by our underweights in the financials and materials sectors. Stock selection within sectors, however, held back returns during the period, driven by our holdings in the telecommunication services and energy sectors. In particular, shares of AMEC Foster Wheeler, a UK-based engineering company, fell sharply during the period. The oil and gas sector is an important end-market for the company.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Chautauqua");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Elizabeth A. Desmond, Nigel Bliss, Andrew Porter and Steve Dutaut;

Chautauqua: Brian M. Beitner, CFA Dan Boston, Jesse Flores and Michael Mow, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different

(continued on next page)

PACE Select Advisors Trust

PACE International Equity Investments

Subadvisors' Comments – continued

Country allocation slightly held back our returns, driven by overweights in Spain and Singapore, which both fell more than the benchmark. This was only partly offset by an overweight in the relatively strong UK market. Currency allocation effects also detracted from results. While we benefited from an underweight to the weak Australian dollar, this was more than offset by an underweight in the strong Japanese yen.

The main highlights of the strategy being adopted for our portion of the Portfolio are an overweight in select European markets; overweights in the telecommunications services, consumer staples and energy sectors; and underweights in the materials, consumer discretionary and financials sectors.

Derivatives were not used during the review period.

Chautauqua Capital Management

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period, due to security selection. Stock selection and overweights in information technology and health care were both beneficial for performance. Even though we were underweight consumer discretionary and financials relative to the benchmark, strong stock selection contributed to results within those sectors. We held similar weightings to telecommunication service and materials to the benchmark during the period. In both cases, strong stock selection was positive for performance. Underweights in utilities and industrials were also additive to results. The only performance detractor from results was a substantial underweight to the consumer staples sector.

Regionally, strong stock selection in Europe and Asia/Pacific Basin contributed to performance. An underweight in Africa/Middle East was also rewarded relative to the benchmark. The only detractor to results from a regional perspective was an overweight in Latin America.

Derivatives were not used during the review period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, with fundamental factors and currency exposures contributing to performance, while sector and country tilts detracted from results. Within sectors, an overweight to health care in Japan was the largest contributor to returns and an underweight to health care in Europe proved beneficial. Basic materials unwound across Europe, Japan and

Investment process (concluded)

possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term horizon.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

PACE Select Advisors Trust

PACE International Equity Investments

Subadvisors' Comments – concluded

the Pacific. Consequently, an underweight to the sector added value in Europe and the Pacific, but an overweight in Japan detracted modestly from results. Companies with strong momentum performed well in Europe and the Pacific, and our tilt toward such companies was a notable driver of return in both regions. Companies with strong expected earnings growth fared poorly in Europe, Japan and the Pacific. Therefore, an overweight to these companies detracted from performance in each of the three regions. Tilts away from volatile companies added value across all three regions. Larger market cap names performed poorly across the board, while a tilt toward smaller cap companies proved to be a significant contributor to performance. Within countries, an overweight to Denmark and an underweight to the Netherlands added value, but an overweight to Italy and an underweight to Germany detracted from results. Finally, lower exposure to the British pound added value as it depreciated against the US dollar. Elsewhere, exposure to the Swiss franc and Norwegian kronor detracted from returns, as both these currencies depreciated during the period.

At the end of the reporting period, our portion of the Portfolio exhibited tilts toward consumer discretionary, health care and utilities, with tilts away from energy, materials and telecommunications. Our portion of the Portfolio exhibited a slight growth tilt, with higher price-to-earnings and price-to-book ratios and a lower yield relative to the benchmark. We also had a lower beta and weighted average market capitalization. (Beta is a measure of volatility or risk relative to the market as a whole.)

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.57)%	(6.40)%	2.31%	1.17%
Class C2	(10.98)%	(7.13)%	1.48%	0.33%
Class Y3	(10.47)%	(6.15)%	2.59%	1.49%
Class P4	(10.48)%	(6.15)%	2.58%	1.43%
After deducting maximum sales charge
Class A1	(15.52)%	(11.57)%	1.16%	0.60%
Class C2	(11.87)%	(8.06)%	1.48%	0.33%
MSCI EAFE Index (net)[5]	(14.58)%	(8.43)%	1.59%	1.65%
Lipper International Multi-Cap Growth Funds median [6]	(12.06)%	(6.29)%	1.87%	1.77%
Lipper International Large-Cap Growth Funds median [6]	(13.01)%	(6.86)%	1.95%	2.93%
Lipper International Large-Cap Core Funds median [6]	(14.55)%	(9.19)%	0.64%	1.49%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.05)%	(0.78)%	3.84%	2.26%
Class C2	(5.44)%	(1.59)%	3.00%	1.42%
Class Y3	(4.92)%	(0.56)%	4.13%	2.58%
Class P4	(4.92)%	(0.55)%	4.12%	2.53%
After deducting maximum sales charge
Class A1	(10.30)%	(6.25)%	2.67%	1.69%
Class C2	(6.38)%	(2.57)%	3.00%	1.42%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.78% and 1.78%; Class C—2.58% and 2.58%; Class Y—1.51% and 1.51%; and Class P—1.52% and 1.52% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  On June 22, 2015, Lipper changed the peer group classification for PACE International Equity Investments from the International Large-Cap Core Funds category to the International Large-Cap Growth Funds category. On October 28, 2015, Lipper further changed the peer group classification to International Multi-Cap Growth Funds category.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$938.9
Number of holdings	559
Portfolio composition[1]	01/31/16
Common stocks, ADRs, SDRs, preferred stocks and rights	111.6%
Investments sold short	(12.4)
Cash equivalents and other assets less liabilities	0.8
Total	100.0%
Regional allocation (equity investments)[1]	01/31/16
Europe and European territories	72.5%
Asia	31.4
Oceania	5.6
The Americas	1.5
Curacao	0.6
Total	111.6%
Top five countries (equity investments-long holdings)[1]	01/31/16
Japan	21.9%
United Kingdom	20.3
Switzerland	11.8
Germany	7.6
France	7.0
Total	68.6%
Top five sectors (long holdings)[1]	01/31/16
Financials	20.4%
Health Care	15.2
Consumer Discretionary	13.1
Industrials	12.0
Information Technology	11.7
Total	72.4%
Top ten equity holdings (long holdings)[1]	01/31/16
Takeda Pharmaceutical Co. Ltd.	2.1%
Nestle SA	2.0
Sanofi SA	1.8
GlaxoSmithKline PLC	1.8
Canon, Inc.	1.8
Iberdrola SA	1.5
Roche Holding AG	1.5
Novartis AG	1.4
National Grid PLC	1.3
Syngenta AG	1.3
Total	16.5%
Top five countries (equity investments-short holdings)[1]	01/31/16
Japan	(5.0)%
United Kingdom	(1.6)
France	(0.8)
Netherlands	(0.7)
Australia	(0.7)
Total	(8.8)%
Top five sectors (short holdings)[1]	01/31/16
Financials	(2.5)%
Industrials	(2.3)
Materials	(2.1)
Consumer Discretionary	(1.8)
Energy	(1.0)
Total	(9.7)%
Top ten equity holdings (short holdings)[1]	01/31/16
CNH Industrial N.V.	(0.4)%
Woodside Petroleum Ltd.	(0.4)
Anglo American PLC	(0.4)
NIDEC Corp.	(0.4)
Rio Tinto PLC	(0.3)
Svenska Cellulosa AB SCA, Class B	(0.3)
Shimano, Inc.	(0.3)
Total SA	(0.3)
Koninklijke KPN N.V.	(0.3)
London Stock Exchange Group PLC	(0.2)
Total	(3.3)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 247.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2016

Common stocks

Aerospace & defense	0.24%
Air freight & logistics	0.05
Airlines	0.33
Auto components	1.92
Automobiles	2.18
Banks	6.98
Beverages	1.56
Biotechnology	1.05
Building products	1.77
Capital markets	2.94
Chemicals	3.50
Commercial services & supplies	1.64
Communications equipment	0.61
Construction & engineering	0.48
Construction materials	0.44
Consumer finance	0.11
Containers & packaging	0.11
Distributors	0.07
Diversified consumer services	0.07
Diversified financial services	1.20
Diversified telecommunication services	6.96
Electric utilities	3.17
Electrical equipment	3.64
Electronic equipment, instruments & components	0.67
Energy equipment & services	1.88
Food & staples retailing	3.97
Food products	3.87
Gas utilities	1.15
Health care equipment & supplies	1.71
Health care providers & services	1.33
Hotels, restaurants & leisure	1.28
Household durables	0.93
Household products	0.53
Independent power and renewable electricity producers	0.10
Industrial conglomerates	1.11
Insurance	6.84
Internet & catalog retail	0.14
Internet software & services	1.98
IT services	1.27
Leisure products	0.36
Life sciences tools & services	0.16
Machinery	0.91
Marine	0.08

Common stocks—(concluded)

Media	2.44%
Metals & mining	0.86
Multi-utilities	2.62
Multiline retail	0.59
Oil, gas & consumable fuels	4.99
Paper & forest products	0.70
Personal products	0.55
Pharmaceuticals	10.98
Professional services	0.59
Real estate investment trusts	1.52
Real estate management & development	0.80
Road & rail	0.13
Semiconductors & semiconductor equipment	3.93
Software	1.34
Specialty retail	0.85
Technology hardware, storage & peripherals	0.13
Textiles, apparel & luxury goods	2.16
Tobacco	0.62
Trading companies & distributors	1.24
Transportation infrastructure	1.63
Wireless telecommunication services	1.48
Total common stocks	111.44

Preferred stocks

Automobiles	0.07
Chemicals	0.04
Household products	0.06
Total preferred stocks	0.17
Rights	0.00[1]
Repurchase agreement	0.53
Investment of cash collateral from securities loaned	2.14

Investments sold short
Common stocks

Aerospace & defense	(0.18)
Airlines	(0.21)
Auto components	(0.04)
Automobiles	(0.17)
Banks	(0.57)
Building products	(0.11)
Capital markets	(0.07)
Chemicals	(0.31)

1  Weightings represents less than 0.005% of the Portfolio's net assets as of January 31, 2016.

PACE Select Advisors Trust

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of January 31, 2016

Investments sold short—(continued)
Common stocks—(continued)

Commercial services & supplies	(0.02)%
Communications equipment	(0.05)
Construction materials	(0.19)
Consumer finance	(0.07)
Distributors	(0.21)
Diversified financial services	(0.43)
Diversified telecommunication services	(0.40)
Electric utilities	(0.32)
Electrical equipment	(0.13)
Electronic equipment, instruments & components	(0.46)
Food products	(0.21)
Gas utilities	(0.07)
Health care providers & services	(0.09)
Health care technology	(0.03)
Hotels, restaurants & leisure	(0.26)
Industrial conglomerates	(0.07)
Insurance	(0.30)
Internet software & services	(0.03)
Leisure products	(0.34)
Machinery	(0.95)
Marine	(0.13)

Investments sold short—(concluded)
Common stocks—(concluded)

Media	(0.16)%
Metals & mining	(1.32)
Multi-utilities	(0.09)
Oil, gas & consumable fuels	(1.01)
Paper & forest products	(0.27)
Pharmaceuticals	(0.28)
Real estate investment trusts	(0.13)
Real estate management & development	(0.93)
Road & rail	(0.47)
Semiconductors & semiconductor equipment	(0.08)
Software	(0.13)
Specialty retail	(0.44)
Textiles, apparel & luxury goods	(0.17)
Tobacco	(0.17)
Trading companies & distributors	(0.02)
Transportation infrastructure	(0.04)
Wireless telecommunication services	(0.24)
Total investments sold short	(12.37)
Liabilities in excess of other assets	(1.91)
Net assets	100.00%

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—111.44%
Australia—5.19%
Alumina Ltd.[1]	1,619,757	$1,212,415
APA Group	28,691	174,903
Aristocrat Leisure Ltd.	36,151	265,658
ASX Ltd.	20,486	619,657
AusNet Services	683,897	716,196
Boral Ltd.[1]	122,173	490,243
Coca-Cola Amatil Ltd.	332,737	1,992,025
Cochlear Ltd.	26,540	1,778,840
Commonwealth Bank of Australia	8,586	485,329
Computershare Ltd.	301,175	2,248,530
Flight Centre Travel Group Ltd.[1]	12,483	348,853
GPT Group	636,470	2,226,424
Harvey Norman Holdings Ltd.[1]	293,249	935,099
Iluka Resources Ltd.	267,522	1,049,610
Macquarie Group Ltd.	31,637	1,631,888
Medibank Pvt Ltd.	697,145	1,249,495
Mirvac Group	209,900	286,601
QBE Insurance Group Ltd.[1]	542,693	4,245,200
Ramsay Health Care Ltd.[1]	10,732	465,944
Scentre Group	390,910	1,221,108
Seek Ltd.[1]	174,517	1,816,844
Sonic Healthcare Ltd.	198,528	2,617,267
Stockland	1,154,097	3,386,210
Suncorp Group Ltd.	134,084	1,118,604
Sydney Airport	531,733	2,503,874
Telstra Corp. Ltd.	366,922	1,478,458
TPG Telecom Ltd.	188,973	1,361,521
Transurban Group	733,766	5,657,095
Vicinity Centres	514,419	1,070,955
Wesfarmers Ltd.	71,578	2,159,720
Westpac Banking Corp.	63,800	1,412,931
Woolworths Ltd.[1]	28,893	502,295
Total Australia common stocks		48,729,792
Austria—0.11%
Andritz AG2	7,008	325,860
Erste Group Bank AG*	24,208	699,287
Total Austria common stocks		1,025,147
Belgium—1.09%
Ageas	6,049	245,656
Colruyt SA2	29,248	1,563,866
Delhaize Group	5,854	614,436
Groupe Bruxelles Lambert SA	10,220	777,007
KBC Groep N.V.[2]	99,044	5,675,892
Proximus SADP	12,108	418,540
Solvay SA	4,509	373,539
Telenet Group Holding N.V.*	11,378	592,270
Total Belgium common stocks		10,261,206
Bermuda—0.91%
First Pacific Co. Ltd.	770,000	530,944
Jardine Matheson Holdings Ltd.	68,700	3,609,141
Kerry Properties Ltd.	209,000	483,712
Kunlun Energy Co. Ltd.	3,885,472	2,931,616
	Number of shares	Value
Common stocks—(continued)
Bermuda—(concluded)
Li & Fung Ltd.	1,106,000	$636,221
Shangri-La Asia Ltd.	358,000	333,509
Total Bermuda common stocks		8,525,143
Brazil—0.43%
BB Seguridade Participacoes SA	695,121	4,019,738
Cayman Islands—1.69%
Alibaba Group Holding Ltd., ADR*,1	112,316	7,528,542
Cheung Kong Property Holdings Ltd.	368,000	1,994,684
Ctrip.com International Ltd., ADR*	110,561	4,718,743
MGM China Holdings Ltd.	534,000	645,630
Sands China Ltd.	288,000	1,005,910
Total Cayman Islands common stocks		15,893,509
China—0.66%
Sinopharm Group Co., Class H	1,757,308	6,242,140
Curacao—0.57%
Schlumberger Ltd.	74,273	5,367,710
Denmark—2.79%
ISS A/S	92,768	3,279,649
Novo Nordisk A/S, ADR	153,881	8,597,331
Novo Nordisk A/S, Class B2	62,483	3,490,825
Novozymes A/S, B Shares	23,964	1,000,238
Pandora A/S2	45,828	6,131,122
TDC A/S	273,963	1,176,519
Tryg A/S1	16,695	319,227
Vestas Wind Systems A/S	23,903	1,564,076
William Demant Holding A/S*,1	6,932	611,062
Total Denmark common stocks		26,170,049
Finland—1.19%
Neste Oyj	78,994	2,474,828
Nokian Renkaat Oyj	17,191	584,498
Orion Oyj, Class B	28,917	954,035
Sampo Oyj, A Shares	46,391	2,246,450
Stora Enso Oyj, R Shares	68,732	560,148
UPM-Kymmene Oyj[2]	268,885	4,381,970
Total Finland common stocks		11,201,929
France—7.00%
Atos SE	10,385	820,971
AXA SA	18,417	455,134
Bureau Veritas SA	40,699	775,339
Cap Gemini SA	2,795	255,409
Carrefour SA	46,599	1,326,245
Cie de Saint-Gobain	204,152	8,413,973
Cie Generale des Etablissements Michelin	5,522	503,791
Essilor International SA	7,618	945,103
Eurazeo SA	15,884	969,622
France Telecom SA2	213,809	3,796,316
Gecina SA	4,255	546,968
Groupe Eurotunnel SA	90,506	1,040,031
Iliad SA	44,003	11,034,109

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
France—(concluded)
L'Oreal SA	2,418	$413,296
Lagardere SCA	21,926	623,089
LVMH Moet Hennessy Louis Vuitton SE	2,315	372,360
Natixis SA	163,820	801,503
Numericable-SFR	9,111	361,746
Peugeot SA*	74,798	1,112,228
Publicis Groupe SA	13,199	791,746
Renault SA	5,440	461,600
Sanofi SA2	201,280	16,738,578
Societe Generale SA	98,119	3,743,003
Sodexo[1]	7,024	687,920
Unibail-Rodamco SE	7,491	1,888,193
Valeo SA	4,852	630,461
Veolia Environnement SA2	181,750	4,381,830
Wendel SA	18,148	1,817,362
Total France common stocks		65,707,926
Germany—7.42%
adidas AG	4,198	432,279
Allianz SE2	63,072	10,207,340
Bayer AG	2,601	292,733
Beiersdorf AG	6,515	601,295
Continental AG2	5,494	1,152,901
Daimler AG	99,108	6,938,922
Deutsche Boerse AG	6,443	549,798
Deutsche Lufthansa AG*	77,436	1,135,495
Deutsche Telekom AG1	546,026	9,507,877
Deutsche Wohnen AG	13,209	348,243
Hugo Boss AG	21,152	1,684,601
K+S AG1	35,142	742,921
Kabel Deutschland Holding AG	11,898	1,524,433
Metro AG	53,413	1,513,468
Muenchener Rueckversicherungs- Gesellschaft AG	4,073	784,751
Osram Licht AG1	37,888	1,691,565
ProSiebenSat.1 Media SE2	98,318	4,912,348
RWE AG1	446,429	6,253,356
SAP SE	113,725	9,062,169
Siemens AG2	30,922	2,963,866
ThyssenKrupp AG1	132,344	2,044,880
TUI AG	19,560	332,183
United Internet AG	20,823	1,077,662
Wirecard AG	77,992	3,944,120
Total Germany common stocks		69,699,206
Hong Kong—2.72%
AIA Group Ltd.	1,687,280	9,380,367
BOC Hong Kong Holdings Ltd.	90,000	239,590
China Mobile Ltd.	543,500	5,969,898
CLP Holdings Ltd.	48,500	407,406
Galaxy Entertainment Group Ltd.	268,000	845,475
Hang Seng Bank Ltd.[2]	254,323	4,228,782
HKT Trust/HKT Ltd.	615,000	809,026
Hong Kong & China Gas Co. Ltd.	333,120	586,373
Hong Kong Exchanges & Clearing Ltd.	82,000	1,823,574
	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Hysan Development Co. Ltd.	189,000	$732,316
Sino Land Co. Ltd.	228,000	292,915
Swire Properties Ltd.	72,000	187,344
Total Hong Kong common stocks		25,503,066
Ireland—0.20%
Allergan PLC*	6,627	1,884,918
Israel—0.35%
Azrieli Group	7,939	280,188
Bank Leumi Le-Israel B.M.*	46,987	154,743
Bezeq The Israeli Telecommunication Corp. Ltd.	814,948	1,756,830
Mizrahi Tefahot Bank Ltd.	69,857	784,207
NICE Systems Ltd.	4,721	283,276
Total Israel common stocks		3,259,244
Italy—3.53%
Assicurazioni Generali SpA	198,001	2,972,936
Atlantia SpA	130,437	3,417,759
ENI SpA	660,949	9,591,773
EXOR SpA	62,906	2,050,679
Finmeccanica SpA*	89,582	1,067,180
Intesa Sanpaolo SpA	57,712	164,431
Mediobanca SpA	361,430	2,896,642
Prysmian SpA	50,781	1,044,825
Snam SpA	913,266	5,124,210
Terna Rete Elettrica Nazionale SpA	896,220	4,802,831
Total Italy common stocks		33,133,266
Japan—21.94%
ABC-Mart, Inc.	16,900	919,878
ACOM Co. Ltd.*,1	55,600	252,655
Air Water, Inc.	35,000	556,499
Alfresa Holdings Corp.	9,800	182,585
Amada Holdings Co. Ltd.	96,400	910,469
Astellas Pharma, Inc.	22,900	317,086
Benesse Holdings, Inc.[1]	23,800	665,556
Bridgestone Corp.[2]	82,400	3,001,994
Calbee, Inc.[1]	21,100	876,847
Canon, Inc.[2]	589,300	16,466,469
Citizen Holdings Co. Ltd.[1]	44,400	270,906
Credit Saison Co. Ltd.	41,700	784,031
Dai Nippon Printing Co. Ltd.	38,000	355,520
Daiichi Sankyo Co. Ltd.	12,500	260,263
Eisai Co. Ltd.[1]	2,900	175,288
Electric Power Development Co. Ltd.	29,000	978,431
FamilyMart Co. Ltd.	23,800	1,113,755
Fuji Electric Holdings Co. Ltd.	147,000	511,034
Fuji Heavy Industries Ltd.	21,700	888,027
Fujitsu Ltd.	108,000	450,999
Hamamatsu Photonics KK1	15,400	382,665
Hino Motors Ltd.[1]	13,700	155,470
Hirose Electric Co. Ltd.[1]	9,400	1,068,194
Hisamitsu Pharmaceutical Co., Inc.	12,100	544,429
Hokuhoku Financial Group, Inc.	705,000	1,307,705

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(continued)
Hokuriku Electric Power Co.	31,200	$441,530
Honda Motor Co. Ltd.	379,200	10,278,969
Hoya Corp.	98,400	3,798,463
Idemitsu Kosan Co. Ltd.[2]	56,500	847,433
IHI Corp.[1]	489,000	1,044,918
Iida Group Holdings Co. Ltd.	28,300	504,502
Isuzu Motors Ltd.[2]	73,100	740,718
ITOCHU Techno-Solutions Corp.	31,300	508,259
Japan Airlines Co. Ltd.	9,800	367,827
Japan Exchange Group, Inc.[1]	88,200	1,253,935
JSR Corp.[1]	66,300	962,829
JX Holdings, Inc.	277,300	1,059,009
Kajima Corp.	79,000	446,881
Kamigumi Co. Ltd.	20,000	180,240
Kaneka Corp.	71,000	679,491
Kao Corp.	62,200	3,337,984
Keikyu Corp.[1]	90,000	745,862
Kintetsu Group Holdings Co. Ltd.[1]	107,000	441,224
Kirin Holdings Co. Ltd.	783,600	11,127,941
Kobe Steel Ltd.[1]	1,667,000	1,619,916
Konami Holdings Corp.[1]	50,900	1,178,671
Konica Minolta, Inc.	58,900	496,466
Kose Corp.	8,600	799,368
Kuraray Co. Ltd.	154,600	1,864,821
Kurita Water Industries Ltd.[1]	70,500	1,499,475
Kyushu Electric Power Co., Inc.*,1	29,600	319,870
Lawson, Inc.[2]	15,700	1,239,616
LIXIL Group Corp.	91,100	1,922,680
Makita Corp.[1]	4,700	264,547
Marubeni Corp.[1]	481,100	2,301,043
Medipal Holdings Corp.	73,000	1,184,036
Minebea Co. Ltd.[1]	188,000	1,473,298
Miraca Holdings, Inc.	17,500	722,214
Mitsubishi Electric Corp.	113,000	1,048,762
Mitsubishi Logistics Corp.[1]	48,000	658,176
Mitsubishi Materials Corp.[1]	116,000	357,813
Mitsubishi Tanabe Pharma Corp.	61,000	1,002,342
Mitsui & Co. Ltd.[1,2]	213,200	2,423,372
Mitsui O.S.K. Lines Ltd.[1]	400,000	792,574
Mizuho Financial Group, Inc.	281,800	487,576
Nabtesco Corp.[1]	65,600	1,135,017
Namco Bandai Holdings, Inc.	54,400	1,237,578
NEC Corp.	361,000	956,120
NGK Insulators Ltd.[1]	9,000	188,178
NGK Spark Plug Co. Ltd.[1]	8,600	203,187
NHK Spring Co. Ltd.	28,500	280,887
Nippon Electric Glass Co. Ltd.	93,000	481,337
Nippon Prologis REIT, Inc.	380	676,302
Nissin Foods Holdings Co. Ltd.	30,800	1,570,060
Nomura Research Institute Ltd.	43,300	1,571,271
NSK Ltd.	40,000	414,526
NTT DOCOMO, Inc.[1]	192,300	4,264,875
Obayashi Corp.	192,000	1,732,119
OJI Paper Corp.	198,000	799,638
Olympus Corp.[1]	286,893	11,187,066
	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Otsuka Corp.[1]	7,200	$357,184
Park24 Co. Ltd.	57,500	1,601,807
Rakuten, Inc.*,1	128,600	1,329,068
Resona Holdings, Inc.	86,500	397,793
Rinnai Corp.	15,100	1,386,684
Sankyo Co. Ltd.	26,200	1,001,991
Santen Pharmaceutical Co. Ltd.	65,800	1,051,149
SBI Holdings, Inc.	140,200	1,402,325
Secom Co. Ltd.	10,400	724,690
Sega Sammy Holdings, Inc.[1]	121,300	1,143,083
Seiko Epson Corp.[1]	19,600	274,848
Sekisui Chemical Co. Ltd.	51,200	625,771
Sekisui House Ltd.[1]	18,700	294,356
Seven & I Holdings Co. Ltd.	46,700	2,082,935
Shikoku Electric Power Co., Inc.[1]	54,100	786,039
Shimadzu Corp.	19,000	294,192
Shimizu Corp.	70,000	542,669
Shinsei Bank Ltd.[1]	411,000	642,379
Shionogi & Co. Ltd.	8,100	353,479
Showa Shell Sekiyu K.K.[2]	120,300	981,860
Sony Corp.[2]	67,800	1,573,591
Sumitomo Corp.[1,2]	489,200	4,876,414
Sumitomo Mitsui Financial Group, Inc.	66,400	2,227,628
Sumitomo Mitsui Trust Holdings, Inc.[1]	371,000	1,186,234
Sumitomo Rubber Industries Ltd.	111,300	1,412,596
Suzuken Co. Ltd.	19,100	660,668
T&D Holdings, Inc.[1,2]	191,000	2,185,567
Taiheiyo Cement Corp.[1]	747,000	2,153,551
Taisei Corp.[2]	281,000	1,748,818
Taiyo Nippon Sanso Corp.[1]	45,400	410,833
Takashimaya Co. Ltd.	60,000	513,885
Takeda Pharmaceutical Co. Ltd.[1,2]	400,100	19,374,351
Teijin Ltd.	279,000	1,022,236
The Bank of Yokohama Ltd.	54,000	288,021
The Chiba Bank Ltd.	94,000	581,466
The Chugoku Bank Ltd.	63,300	753,543
The Chugoku Electric Power Co., Inc.[1]	34,400	458,625
The Gunma Bank Ltd.[1]	58,000	321,145
The Hachijuni Bank Ltd.	52,000	290,779
The Hiroshima Bank Ltd.[1]	68,000	340,433
The Kansai Electric Power Co., Inc.*	79,800	867,482
The Yokohama Rubber Co. Ltd.[1]	63,900	957,973
Toho Gas Co. Ltd.[1]	93,000	611,640
Tohoku Electric Power Co., Inc.[1]	141,800	1,780,768
Tokio Marine Holdings, Inc.	243,800	8,723,072
Tokyo Electron Ltd.[1]	61,700	3,995,108
TonenGeneral Sekiyu KK	186,000	1,516,313
Toyo Seikan Group Holdings, Ltd.[1]	26,700	484,484
Toyo Suisan Kaisha Ltd.[1]	38,500	1,333,284
Toyoda Gosei Co. Ltd.	42,700	925,115
Trend Micro, Inc.*,1	35,700	1,501,848
USS Co. Ltd.	27,200	417,836
Yamaguchi Financial Group, Inc.[1]	62,000	671,383
Total Japan common stocks		205,960,559

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Jersey—0.92%
Delphi Automotive PLC	74,018	$4,806,729
Experian PLC	31,110	530,701
Glencore PLC	321,821	414,921
Shire PLC[2]	50,782	2,848,465
Total Jersey common stocks		8,600,816
Luxembourg—0.10%
ArcelorMittal[1]	244,167	926,310
Netherlands—3.59%
Airbus Group SE	9,142	574,996
Altice N.V., Class A*	77,833	1,122,507
ASML Holding N.V.[1]	8,913	818,054
ASML Holding N.V., NY Registered Shares[1]	67,557	6,204,435
Core Laboratories N.V.[1]	84,264	8,291,578
ING Groep N.V.	72,023	820,507
Koninklijke Ahold N.V.	470,588	10,644,535
Koninklijke Vopak N.V.[1]	16,229	705,887
OCI NV*	55,308	1,000,931
STMicroelectronics N.V.	162,602	1,062,293
Unilever N.V.[2]	44,186	1,938,852
Wolters Kluwer N.V.	14,370	489,348
Total Netherlands common stocks		33,673,923
New Zealand—0.38%
Auckland International Airport Ltd.	292,130	1,053,933
Contact Energy Ltd.	71,383	213,373
Fletcher Building Ltd.	339,630	1,522,571
Ryman Healthcare Ltd.	78,937	412,075
Spark New Zealand Ltd.	174,868	382,499
Total New Zealand common stocks		3,584,451
Norway—0.35%
DnB NOR ASA	140,803	1,698,937
Orkla ASA	145,425	1,178,148
Yara International ASA	11,770	446,197
Total Norway common stocks		3,323,282
Portugal—0.29%
Banco Comercial Portugues SA*,1	6,002,758	253,934
Galp Energia, SGPS SA	17,943	212,887
Jeronimo Martins, SGPS SA1	163,896	2,285,745
Total Portugal common stocks		2,752,566
Singapore—2.60%
Ascendas Real Estate Investment Trust	458,000	750,977
CapitaLand Mall Trust	152,800	214,680
DBS Group Holdings Ltd.	83,500	830,102
Hutchison Port Holdings Trust	1,557,000	743,944
SembCorp Industries Ltd.[1]	1,290,900	2,300,369
Singapore Exchange Ltd.[1]	84,000	418,462
Singapore Press Holdings Ltd.[1]	387,600	972,925
Singapore Telecommunications Ltd.	2,839,300	7,040,470
Singapore Telecommunications Ltd.	699,100	1,733,177
StarHub Ltd.[1]	377,200	899,262
	Number of shares	Value
Common stocks—(continued)
Singapore—(concluded)
Suntec Real Estate Investment Trust	251,600	$281,018
United Overseas Bank Ltd.[1]	627,532	7,977,674
UOL Group Ltd.	64,400	255,133
Total Singapore common stocks		24,418,193
South Korea—1.06%
NAVER Corp.	18,924	9,978,050
Spain—5.54%
Amadeus IT Holding SA	43,486	1,775,914
Banco Santander SA	1,171,564	5,020,651
Bankinter SA	346,419	2,417,435
Distribuidora Internacional de Alimentacion SA*,1	394,085	2,124,294
Enagas SA2	137,998	4,013,831
Endesa SA2	79,561	1,540,242
Gas Natural SDG, SA	13,784	270,773
Grifols SA, ADR	579,545	8,414,993
Iberdrola SA	2,000,681	14,063,305
Red Electrica Corp. SA2	41,906	3,392,875
Telefonica SA1	846,793	8,937,457
Total Spain common stocks		51,971,770
Sweden—3.04%
Husqvarna AB, B Shares	142,132	902,786
Investment AB Kinnevik, B Shares	17,637	454,992
Securitas AB, B Shares	66,695	983,091
Skandinaviska Enskilda Banken AB, Class A	69,934	674,059
Svenska Handelsbanken AB2	339,838	4,275,977
Swedbank AB, A Shares[2]	170,934	3,584,966
Swedish Match AB	52,419	1,864,688
Telefonaktiebolaget LM Ericsson, B Shares	647,478	5,751,209
TeliaSonera AB	2,126,989	10,045,734
Total Sweden common stocks		28,537,502
Switzerland—11.76%
ABB Ltd.*	654,310	11,306,480
Actelion Ltd.*	3,312	436,454
Adecco SA*	25,500	1,565,449
Coca-Cola HBC AG*	63,777	1,306,003
EMS-Chemie Holding AG	2,301	965,817
Geberit AG	17,740	6,288,274
Julius Baer Group Ltd.*	191,619	8,133,616
Lonza Group AG*,2	9,801	1,501,507
Nestle SA2	258,710	19,059,776
Novartis AG2	166,913	12,931,319
Partners Group Holding AG	853	307,638
Roche Holding AG2	54,282	14,060,349
Sika AG	511	1,828,683
Sonova Holding AG	9,124	1,095,946
Swiss Prime Site AG*	37,219	2,978,565
Swiss Re AG	10,204	949,852
Swisscom AG2	9,315	4,633,503

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Syngenta AG	32,989	$12,147,046
Zurich Insurance Group AG*	40,323	8,938,212
Total Switzerland common stocks		110,434,489
Taiwan—1.53%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,019,000	4,387,739
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	448,164	10,016,466
Total Taiwan common stocks		14,404,205
United Kingdom—20.26%
3i Group PLC	274,462	1,740,158
Admiral Group PLC[2]	86,838	2,206,364
AMEC PLC	677,548	4,011,527
ARM Holdings PLC	729,153	10,401,628
Ashtead Group PLC	15,334	197,813
Associated British Foods PLC	10,692	482,354
AstraZeneca PLC	24,429	1,572,996
BAE Systems PLC	29,680	219,509
Barratt Developments PLC	107,699	923,811
BG Group PLC	476,057	7,204,075
British American Tobacco PLC[2]	70,572	3,932,515
BT Group PLC	146,686	1,020,876
Bunzl PLC	69,994	1,872,518
Burberry Group PLC	65,614	1,124,428
Capita PLC	12,983	218,540
Centrica PLC	512,410	1,503,465
Compass Group PLC[2]	60,240	1,036,722
Croda International PLC	241,631	9,868,125
Diageo PLC	9,513	256,104
Direct Line Insurance Group PLC	267,190	1,435,209
easyJet PLC[2]	87,868	1,947,745
G4S PLC	2,612,363	8,480,803
GKN PLC	887,753	3,552,037
GlaxoSmithKline PLC[2]	810,035	16,687,098
Hammerson PLC	122,205	1,020,912
Hargreaves Lansdown PLC	499,342	9,734,926
HSBC Holdings PLC[2]	386,742	2,727,505
ICAP PLC	216,522	1,497,834
IMI PLC[2]	96,092	1,109,588
Inmarsat PLC	16,089	253,313
InterContinental Hotels Group PLC[2]	19,384	637,005
Investec PLC	40,054	254,827
Kingfisher PLC	1,294,822	6,059,256
Land Securities Group PLC	11,667	182,978
Legal & General Group PLC	556,762	1,943,276
Lloyds Banking Group PLC	7,901,517	7,402,592
Mondi PLC	52,257	851,946
National Grid PLC	887,200	12,499,492
Next PLC[2]	41,406	4,104,015
Pearson PLC	442,683	4,997,661
Persimmon PLC*	26,007	758,865
Prudential PLC	13,410	263,455
Reckitt Benckiser Group PLC[2]	56,287	5,006,224
RELX PLC	106,524	1,874,232
Rexam PLC	58,361	500,397
	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Royal Dutch Shell PLC, A Shares[3]	66,346	$1,449,361
Royal Dutch Shell PLC, A Shares[4]	334,047	7,304,387
Royal Dutch Shell PLC, B Shares	50,283	1,095,562
Royal Mail PLC	64,061	421,160
Segro PLC	76,711	481,403
Sky PLC[2]	303,144	4,690,432
Smith & Nephew PLC	25,107	418,226
Smiths Group PLC	25,721	347,984
Sports Direct International PLC*	102,130	607,301
Taylor Wimpey PLC	627,629	1,730,587
Tesco PLC*	4,068,767	10,123,589
The Sage Group PLC	66,093	589,159
Unilever PLC	263,014	11,563,341
Vodafone Group PLC	843,913	2,712,631
Whitbread PLC[2]	19,692	1,128,553
Total United Kingdom common stocks		190,240,395
United States—1.12%
Lululemon Athletica, Inc.*,1	169,079	10,494,733
Venezuela—1.11%
BP PLC[1]	1,756,410	9,484,998
Intertek Group PLC[2]	14,427	584,740
RSA Insurance Group PLC	53,309	318,277
Total Venezuela common stocks		10,388,015
Total common stocks (cost—$1,108,082,997)		1,046,313,248
Preferred stocks—0.17%
Germany—0.17%
FUCHS PETROLUB SE	7,959	326,421
Henkel AG & Co. KGaA Vorzug	5,155	547,727
Volkswagen AG	5,903	687,414
Total preferred stocks (cost—$1,636,998)		1,561,562
	Number of rights
Rights—0.00%††
Spain—0.00%††
Iberdrola SA, expiring 02/01/16* (cost—$42,241)	306,489	42,817
	Face amount
Repurchase agreement—0.53%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $441,278 US Treasury Bond, 8.125% due 08/15/21 and $4,280,139 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$5,098,011); proceeds: $4,998,004 (cost—$4,998,000)	$4,998,000	4,998,000

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investment of cash collateral from securities loaned—2.14%
Money market fund—2.14%
UBS Private Money Market Fund LLC[5] (cost—$20,115,435)	20,115,435	$20,115,435
Total investments before investments sold short (cost—$1,134,875,671)—114.28%		1,073,031,062
Investments sold short—(12.37)%
Common stocks—(12.37)%
Australia—(0.72)%
BHP Billiton Ltd.	(22,722)	(249,532)
Incitec Pivot Ltd.	(69,685)	(155,326)
Insurance Australia Group Ltd.	(212,655)	(804,334)
Qantas Airways Ltd.	(330,396)	(918,768)
QBE Insurance Group Ltd.	(107,630)	(841,933)
Woodside Petroleum Ltd.	(189,454)	(3,818,324)
		(6,788,217)
Bermuda—(0.10)%
Cheung Kong Infrastructure Holdings Ltd.	(101,000)	(949,950)
Cayman Islands—(0.02)%
ASM Pacific Technology Ltd.	(32,000)	(232,999)
Denmark—(0.05)%
AP Moller—Maersk A/S, Class B	(353)	(454,178)
Finland—(0.12)%
Fortum Oyj	(26,291)	(413,412)
Metso Oyj	(11,062)	(228,254)
Nokia Oyj	(68,446)	(493,048)
		(1,134,714)
France—(0.85)%
Arkema SA	(3,343)	(208,807)
CNP Assurances	(21,332)	(285,262)
Electricite de France (EDF)	(128,745)	(1,683,533)
Klepierre	(28,633)	(1,241,011)
Total SA	(53,597)	(2,380,827)
Vivendi SA	(38,085)	(827,971)
Zodiac SA	(64,179)	(1,338,325)
		(7,965,736)
Germany—(0.36)%
Deutsche Bank AG	(38,770)	(694,796)
Deutsche Telekom AG	(30,854)	(537,256)
Fresenius Medical Care AG & Co. KGaA	(9,210)	(817,947)
Merck KGaA	(5,442)	(473,849)
RWE AG	(58,948)	(825,714)
		(3,349,562)
Hong Kong—(0.69)%
Cathay Pacific Airways Ltd.	(656,000)	(1,035,340)
MTR Corp. Ltd.	(413,500)	(1,872,132)
PCCW Ltd.	(866,000)	(519,472)
SJM Holdings Ltd.	(1,277,000)	(842,758)
Swire Pacific Ltd.	(83,500)	(805,509)
	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hong Kong—(concluded)
The Bank of East Asia Ltd.	(302,800)	$(890,084)
Wheelock & Co. Ltd.	(138,000)	(528,329)
		(6,493,624)
Ireland—(0.05)%
James Hardie Industries PLC	(43,889)	(508,575)
Italy—(0.16)%
Luxottica Group SpA	(23,549)	(1,472,009)
Japan—(5.03)%
Aeon Financial Service Co. Ltd.	(30,200)	(694,752)
Asahi Glass Co. Ltd.	(170,000)	(1,036,533)
Central Japan Railway Co.	(2,900)	(538,279)
Daicel Corp.	(22,800)	(335,413)
Daihatsu Motor Co. Ltd.	(62,300)	(972,581)
Daiwa House Industry Co. Ltd.	(29,100)	(821,583)
Dentsu, Inc.	(12,500)	(664,327)
FANUC Corp.	(14,100)	(1,887,843)
Fast Retailing Co. Ltd.	(4,900)	(1,584,397)
GungHo Online Entertainment, Inc.	(251,300)	(668,164)
Hitachi Metals Ltd.	(30,400)	(342,047)
Inpex Corp.	(105,300)	(937,530)
ITOCHU Corp.	(14,600)	(171,593)
Japan Airport Terminal Co. Ltd.	(10,100)	(405,165)
Japan Post Bank Co. Ltd.	(49,300)	(599,427)
Japan Tobacco, Inc.	(40,500)	(1,586,131)
Kakaku.com, Inc.	(15,800)	(306,536)
Komatsu Ltd.	(51,400)	(768,517)
Kyowa Hakko Kirin Co. Ltd.	(25,000)	(362,426)
M3, Inc.	(13,700)	(314,216)
Mabuchi Motor Co. Ltd.	(22,400)	(1,209,350)
Maruichi Steel Tube Ltd.	(6,100)	(172,735)
Mazda Motor Corp	(34,800)	(633,280)
Mitsubishi Estate Co. Ltd.	(107,000)	(2,118,244)
Mitsubishi Gas Chemical Co., Inc.	(128,000)	(611,796)
Mitsubishi UFJ Lease & Finance Co. Ltd.	(174,500)	(866,319)
Nexon Co. Ltd.	(31,600)	(512,908)
NIDEC Corp.	(49,700)	(3,390,971)
Nikon Corp.	(49,000)	(720,862)
Nippon Paint Co. Ltd.	(52,500)	(1,003,499)
Nippon Yusen Kabushiki Kaisha	(376,000)	(806,645)
Nitori Holdings Co. Ltd.	(8,400)	(682,297)
NTT DOCOMO, Inc.	(75,800)	(1,681,110)
NTT Urban Development Corp.	(72,400)	(710,811)
Ono Pharmaceutical Co. Ltd.	(1,600)	(257,861)
Oriental Land Co. Ltd.	(24,800)	(1,583,610)
Osaka Gas Co. Ltd.	(178,000)	(675,124)
Otsuka Holdings Co. Ltd.	(32,800)	(1,103,442)
Rohm Co. Ltd.	(11,700)	(531,716)
Shimano, Inc.	(15,200)	(2,424,777)
Shin-Etsu Chemical Co. Ltd.	(12,200)	(623,131)
SMC Corp.	(5,000)	(1,132,415)
Sumitomo Metal Mining Co. Ltd.	(138,000)	(1,464,327)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
Sumitomo Realty & Development Co. Ltd.	(67,000)	$(1,878,163)
Taisho Pharmaceutical Holdings Co. Ltd.	(5,800)	(391,027)
TDK Corp.	(16,700)	(917,320)
Tokyu Corp.	(172,000)	(1,340,550)
Tokyu Fudosan Holdings Corp.	(168,500)	(1,105,063)
Toyota Industries Corp.	(7,200)	(361,369)
West Japan Railway Co.	(6,900)	(447,043)
Yakult Honsha Co. Ltd.	(14,100)	(649,512)
Yamada Denki Co. Ltd.	(48,900)	(236,806)
		(47,241,543)
Mauritius—(0.08)%
Golden Agri-Resources Ltd.	(2,799,400)	(733,315)
Netherlands—(0.75)%
Aegon N.V.	(150,461)	(850,853)
CNH Industrial N.V.	(617,731)	(3,853,821)
Koninklijke KPN N.V.	(599,149)	(2,318,496)
		(7,023,170)
Norway—(0.11)%
Norsk Hydro ASA	(163,368)	(543,103)
Statoil ASA	(37,559)	(513,938)
		(1,057,041)
Singapore—(0.46)%
CapitaLand Ltd.	(221,100)	(480,628)
City Developments Ltd.	(65,900)	(323,264)
ComfortDelGro Corp. Ltd.	(87,600)	(175,049)
Jardine Cycle & Carriage Ltd.	(75,200)	(1,986,915)
Keppel Corp. Ltd.	(183,000)	(652,631)
Oversea-Chinese Banking Corp. Ltd.	(28,700)	(160,608)
United Overseas Bank Ltd.	(42,200)	(536,479)
		(4,315,574)
Spain—(0.18)%
Banco Popular Espanol SA	(446,693)	(1,206,940)
Industria de Diseno Textil SA	(4,933)	(162,341)
Telefonica SA	(32,382)	(341,775)
		(1,711,056)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Sweden—(0.63)%
Hennes & Mauritz AB, B Shares	(33,303)	$(1,090,580)
Industrivarden AB, C Shares	(27,817)	(440,563)
Lundin Petroleum AB	(54,808)	(788,008)
Sandvik AB	(53,543)	(448,064)
Svenska Cellulosa AB SCA, Class B	(85,365)	(2,530,017)
Tele2 AB, B Shares	(71,204)	(592,091)
		(5,889,323)
Switzerland—(0.30)%
Dufry AG	(3,645)	(395,236)
LafargeHolcim Ltd.	(30,296)	(1,275,126)
Pargesa Holding SA	(7,468)	(435,242)
Sulzer AG	(6,143)	(560,253)
The Swatch Group AG	(454)	(155,271)
		(2,821,128)
United Kingdom—(1.60)%
Aggreko PLC	(13,588)	(165,865)
Anglo American PLC	(921,587)	(3,675,950)
Antofagasta PLC	(259,245)	(1,414,749)
Barclays PLC	(731,063)	(1,956,230)
Cobham PLC	(101,954)	(370,154)
Fresnillo PLC	(127,595)	(1,320,723)
London Stock Exchange Group PLC	(63,766)	(2,257,914)
Rio Tinto PLC	(131,361)	(3,221,203)
Tate & Lyle PLC	(69,011)	(618,381)
		(15,001,169)
Venezuela—(0.11)%
BP PLC	(186,088)	(1,004,916)
Total investments sold short (proceeds—$130,032,700)		(116,147,799)
Liabilities in excess of other assets—(1.91)%		(17,955,166)
Net assets—100.00%		$938,928,097

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$62,862,720
Gross unrealized depreciation	(124,707,329)
Net unrealized depreciation	$(61,844,609)

PACE Select Advisors Trust

PACE International Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$82,076,503	$964,236,745	$—	$1,046,313,248
Preferred stocks	—	1,561,562	—	1,561,562
Rights	42,817	—	—	42,817
Repurchase agreement	—	4,998,000	—	4,998,000
Investment of cash collateral from securities loaned	—	20,115,435	—	20,115,435
Total	$82,119,320	$990,911,742	$—	$1,073,031,062
Liabilities
Investments sold short	$(1,012,839)	$(115,134,960)	$—	$(116,147,799)

At January 31, 2016, $967,828,894 of foreign investments and $(115,548,372) of foreign investments sold short were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%.

1  Security, or portion thereof, was on loan at January 31, 2016.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is traded on the Amsterdam Exchange.

4  Security is traded on the London Exchange.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$29,746,054	$242,994,906	$252,625,525	$20,115,435	$14,518

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 15.98% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") fell 16.96% and the Lipper Emerging Markets Funds category posted a median return of -15.57%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 191. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors' Comments2

Mondrian

Our portion of the Portfolio performed in line with the benchmark during the reporting period. The benchmark fell sharply over the period. Growing fears over the strength of the Chinese economy, combined with the appreciation of the US dollar, drove commodity prices lower. The combination of these headwinds created an unsupportive environment for the asset class during the second half of 2015, with currency depreciation significantly impacting returns across most emerging markets. All regions experienced losses, although Asia outperformed despite weakness in China, whose stock market was rattled by evidence of slowing growth and unexpected movements in the exchange rate.

Our relative outperformance during the period was due to a combination of favorable country positioning and stock selection. An underweight to China was relatively positive given its weak results. In addition, having no exposure to Chinese financial stocks added value. However, within China our holdings in power utility China Resources Power and footwear retailer Belle International detracted from performance. A lack of exposure to strong performing Internet company Tencent was also negative for results.

Our portion of the Portfolio benefited from holdings in Indonesian banks Bank Rakyat and Bank Mandiri, which performed well as they rebounded from oversold levels. An

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");
LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jeffrey A. Urbina;

LMCG: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Subadvisors' Comments – (continued)

overweight in the defensive Malaysian market and underweights to the weak Greek and South African markets were further positives. Elsewhere, positioning in Mexico added value and defensive consumer staples stocks Unilever and SAB Miller performed particularly well, the latter due to a takeover bid from rival brewer AB Inbev. These positive impacts were offset by an underweight to South Korea, although our holding in Hyundai Mobis performed well as the company announced a share buyback. Weak commodity prices weighed on the performance of iron ore producer Vale, oil producer Cairn India and UAE-based First Gulf Bank. Elsewhere, increased competition for the supply of silicon chips for Chinese smartphones drove weak performance from Taiwanese semiconductor design company Mediatek.

Derivatives were not used during the review period.

William Blair

Our portion of the Portfolio performed in line with the benchmark during the reporting period. Despite investors' concern about a slow growth environment, we added value versus the benchmark because of strong geographical stock selection. This was most prominent in Asia, led by relative strength in China and Thailand. These positive effects were somewhat mitigated by Brazil stock selection and overall country positioning. In terms of the latter, an underweight to Korea and overweights to South Africa and Brazil were the primary detractors from results.

Our top holding for the period was LG Household & Healthcare, a leading household goods manufacturer and the second-largest cosmetics company in Korea. Its share price continued to climb during the period, fueled by the company's strong operating momentum in its cosmetics business and improved fundamentals in its household and beverage businesses. Strong performance in its duty-free channel and China reflected the continuous dampened concerns about inbound tourists post the Middle East respiratory syndrome ("MERS") outbreak and decelerating growth in China.

From a sector standpoint, our performance was enhanced the most by stock selection in telecommunication services and industrials. Within telecommunication services, Indian wireless tower operator Bharti Infratel had a difficult third quarter of 2015. However, its shares then bounced back as investors refocused on the company's exposures to favorable wireless data adoption and carrier network expansion trends. These positive effects were partially offset by stock selection in the

Investment process (continued)

investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating performance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and

(continued on next page)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Subadvisors' Comments – (concluded)

financials sector, as our bank, real estate and diversified financial services holdings underperformed.

From a positioning perspective, our portion of the Portfolio added to its emerging market Asia exposure, as we initiated positions in China's Ctrip.com and Great Wall Motor. Despite the increase, China remained underweighted versus the benchmark. Conversely, we reduced our allocations to Europe, Middle East and Africa ("EMEA") and Latin America. In terms of sectors, we added exposure to information technology, consumer staples and consumer discretionary, while greatly reducing exposure in financials and also in industrials. Within financials, we liquidated holdings such as FirstRand and Air China.

Derivatives were not used during the reporting period.

LMCG Investments, LLC

Our portion of the Portfolio outperformed the benchmark during the reporting period. Political and economic uncertainties in many countries led to a volatile period for emerging market equities. The timing of the US Federal Reserve Board's decision to raise rates added to the turmoil, as investors worried that economic growth could slow in many emerging countries given higher financing costs. Despite this difficult environment, we outperformed the benchmark. We credit this to our core approach, which is balanced across a variety of stock selection factors. Risk control was also important during the period as equity returns varied wildly by country.

The reporting period was particularly strong for our overall stock selection model. Market Dynamics, which ranks stocks versus their peers on earnings growth prospects and relative strength, contributed the most during the period. Quality, which assesses a company's quality of earnings, as well as its operating efficiency and use of capital, also contributed to results. Elsewhere, our Valuation factor, which evaluates stocks on several relative value measures, was mixed from month to month and only slightly positive overall for the six-month period. Valuation, which is often viewed as more risky in periods with high macro uncertainty, is typically shunned by investors when they prefer stocks with good earnings expectations and positive price appreciation.

Our performance benefited from positive stock selection during the period. By country, stock selection in Brazil and Mexico was particularly positive. Country allocation was modestly positive for relative results, led by underweights to China and Greece. Korea and Turkey were the largest detractors by country. In terms of sectors, overall stock selection added to performance, led by energy and materials. Sector allocation also contributed to relative results, led by an underweight in Financials and an overweight in Information Technology. Consumer discretionary and health care were the largest detractors by sector.

Derivatives were not used during the reporting period.

Investment process (concluded)

provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(16.16)%	(22.40)%	(5.50)%	0.83%
Class C2	(16.38)%	(22.87)%	(6.17)%	0.08%
Class Y3	(15.97)%	(22.15)%	(5.25)%	1.13%
Class P4	(15.98)%	(22.19)%	(5.37)%	0.91%
After deducting maximum sales charge
Class A1	(20.79)%	(26.66)%	(6.56)%	0.26%
Class C2	(17.21)%	(23.64)%	(6.17)%	0.08%
MSCI Emerging Markets Index (net)[5]	(16.96)%	(20.91)%	(5.56)%	1.84%
Lipper Emerging Markets Funds median	(15.57)%	(19.26)%	(5.38)%	1.49%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(16.68)%	(17.08)%	(4.96)%	2.48%
Class C2	(17.01)%	(17.72)%	(5.67)%	1.71%
Class Y3	(16.61)%	(16.93)%	(4.74)%	2.79%
Class P4	(16.55)%	(16.94)%	(4.86)%	2.56%
After deducting maximum sales charge
Class A1	(21.25)%	(21.67)%	(6.04)%	1.90%
Class C2	(17.84)%	(18.54)%	(5.67)%	1.71%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.78% and 1.78%; Class C—2.51% and 2.51%; Class Y—1.54% and 1.54%; and Class P—1.57% and 1.57% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.95%; Class C—2.70%; Class Y—1.70%; and Class P—1.70% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$350.5
Number of holdings	254
Portfolio composition[1]	01/31/16
Common stocks, ADRs, GDRs, preferred stocks and warrants	98.7%
Investment company	0.2
Cash equivalents and other assets less liabilities	1.1
Total	100.0%
Regional allocation (equity investments)[1]	01/31/16
Asia	62.9%
The Americas	14.4
Europe and European territories	14.0
Africa	4.5
Russia	2.1
Total	97.9%
Top five countries (equity investments)[1,2]	01/31/16
South Korea	14.0%
Taiwan	12.9
India	10.6
Cayman Islands	9.6
Brazil	6.6
Total	53.7%
Top five sectors[1,2]	01/31/16
Information Technology	22.0%
Financials	22.0
Consumer Staples	12.1
Consumer Discretionary	10.8
Industrials	7.6
Total	74.5%
Top ten equity holdings[1,2]	01/31/16
Samsung Electronics Co. Ltd.	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.8
Tencent Holdings Ltd.	2.2
China Mobile Ltd.	1.8
PT Bank Rakyat Indonesia (Persero) Tbk	1.5
Wal-Mart de Mexico SAB de CV	1.3
Infosys Ltd., ADR	1.2
LG Household & Health Care Ltd.	1.1
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.1
Naspers Ltd., N Shares	1.1
Total	17.7%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 247.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2016

Common stocks

Aerospace & defense	0.38%
Airlines	0.84
Auto components	0.94
Automobiles	3.01
Banks	12.37
Beverages	2.73
Capital markets	0.15
Chemicals	2.45
Construction & engineering	0.27
Construction materials	0.29
Consumer finance	0.65
Diversified consumer services	0.04
Diversified financial services	0.39
Diversified telecommunication services	2.18
Electric utilities	1.47
Electrical equipment	0.37
Electronic equipment, instruments & components	2.34
Food & staples retailing	2.41
Food products	4.50
Gas utilities	0.40
Health care equipment & supplies	0.57
Health care providers & services	1.41
Hotels, restaurants & leisure	2.02
Household durables	0.89
Household products	1.54
Independent power and renewable electricity producers	0.85
Industrial conglomerates	2.35
Insurance	3.15
Internet software & services	4.48
IT services	3.22
Machinery	0.12
Media	1.12
Metals & mining	0.73
Multi-utilities	0.48

Common stocks—(concluded)

Multiline retail	0.64%
Oil, gas & consumable fuels	4.88
Paper & forest products	0.92
Personal products	0.95
Pharmaceuticals	1.16
Real estate investment trusts	1.26
Real estate management & development	2.25
Semiconductors & semiconductor equipment	10.29
Specialty retail	0.88
Technology hardware, storage & peripherals	1.70
Textiles, apparel & luxury goods	1.08
Thrifts & mortgage finance	1.26
Trading companies & distributors	0.30
Transportation infrastructure	2.98
Wireless telecommunication services	5.39
Total common stocks	97.05

Preferred stocks

Automobiles	0.19
Banks	0.50
Chemicals	0.38
Metals & mining	0.15
Paper & forest products	0.40
Total preferred stocks	1.62
Warrants	0.00[1]
Investment company	0.24
Repurchase agreement	1.68
Investment of cash collateral from securities loaned	3.08
Liabilities in excess of other assets	(3.67)
Net assets	100.00%

1  Weightings represents less than 0.005% of the Portfolio's net assets as of January 31, 2016.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—97.05%
Bermuda—1.02%
Credicorp Ltd.	25,628	$2,597,654
Huabao International Holdings Ltd.	2,634,000	981,975
Total Bermuda common stocks		3,579,629
Brazil—5.16%
AMBEV SA	321,900	1,501,739
AMBEV SA, ADR	675,116	3,152,792
BB Seguridade Participacoes SA	367,900	2,127,488
BRF SA	30,700	370,184
CETIP SA - Mercados Organizados	55,900	534,431
Cielo SA	199,120	1,686,133
Companhia de Concessoes Rodoviarias (CCR)	541,500	1,730,179
CPFL Energia SA*	171,108	693,450
EcoRodovias Infraestrutura e Logistica SA	162,300	161,902
Embraer SA	185,200	1,331,654
Fibria Celulose SA	110,300	1,215,015
JBS SA	538,700	1,454,563
Lojas Renner SA	251,895	1,117,210
Ultrapar Participacoes SA	34,500	512,178
Vale SA, ADR[1]	34,900	85,505
Weg SA	106,160	410,329
Total Brazil common stocks		18,084,752
British Virgin Islands—0.46%
Mail.ru Group Ltd., GDR*	73,872	1,608,279
Cayman Islands—9.57%
Alibaba Group Holding Ltd., ADR*,1	40,436	2,710,425
Baidu, Inc., ADR*	12,007	1,960,383
Belle International Holdings Ltd.	1,883,976	1,269,353
China Mengniu Dairy Co. Ltd.	254,000	354,355
Ctrip.com International Ltd., ADR*	19,153	817,450
Dali Foods Group Co. Ltd.*,1,2	1,827,500	892,512
ENN Energy Holdings Ltd.	158,000	712,428
Evergrande Real Estate Group Ltd.[1]	2,434,000	1,613,155
Geely Automobile Holdings Ltd.	3,590,000	1,545,518
Golden Eagle Retail Group Ltd.[1]	940,000	1,035,804
Hengan International Group Co. Ltd.	256,500	2,297,707
Mindray Medical International Ltd., ADR[1]	74,100	2,000,700
NetEase, Inc., ADR	7,847	1,225,231
Sands China Ltd.	393,200	1,373,347
Shenzhou International Group Holdings Ltd.	232,000	1,244,010
Shimao Property Holdings Ltd.	539,000	759,907
Sino Biopharmaceutical Ltd.	1,386,000	955,074
TAL Education Group, ADR*	2,696	128,884
Tencent Holdings Ltd.	414,700	7,790,841
Want Want China Holdings Ltd.[1]	1,949,000	1,282,904
WH Group Ltd.*,2	1,538,000	880,686
Zhen Ding Technology Holding Ltd.	318,000	676,015
Total Cayman Islands common stocks		33,526,689
	Number of shares	Value
Common stocks—(continued)
Chile—0.71%
Banco Santander Chile, ADR	69,930	$1,209,090
Cia Cervecerias Unidas SA	89,563	978,430
Enersis SA, ADR	23,900	281,781
Total Chile common stocks		2,469,301
China—5.76%
Air China Ltd., Class H	1,520,000	988,227
Bank of Communications Co. Ltd., Class H	2,396,000	1,464,865
China Bluechemical Ltd., Class H	2,142,000	450,176
China CITIC Bank, Class H*	2,812,000	1,646,665
China Construction Bank Corp., Class H	2,865,000	1,749,067
China Everbright Bank Co. Ltd.	1,747,000	822,965
China Southern Airlines Co. Ltd., Class H	1,342,000	813,794
Chongqing Rural Commercial Bank, Class H1	2,338,000	1,196,698
Great Wall Motor Co. Ltd., Class H	1,034,000	798,326
Guangzhou R&F Properties Co. Ltd., Class H	802,800	867,584
Industrial & Commercial Bank of China Ltd., Class H	3,581,000	1,863,699
Jiangsu Expressway Co. Ltd., Class H	1,376,000	1,655,637
People's Insurance Co. Group of China Ltd/The	2,162,000	867,238
PICC Property & Casualty Co. Ltd., Class H	642,000	1,098,176
Ping An Insurance (Group) Co. of China Ltd., Class H	452,000	2,047,852
Shanghai Pharmaceuticals Holding Co. Ltd.	474,700	919,631
Zhejiang Expressway Co. Ltd., Class H	1,084,000	950,667
Total China common stocks		20,201,267
Colombia—0.09%
Bancolombia SA, ADR[1]	10,800	318,600
Czech Republic—0.13%
Komercni Banka A.S.	2,078	436,985
Egypt—0.23%
Commercial International Bank Egypt SAE, GDR	210,712	818,856
Hong Kong—4.81%
Beijing Enterprises Holdings Ltd.	257,500	1,285,673
China Mobile Ltd.	578,500	6,354,345
China Overseas Land & Investment Ltd.	1,078,000	3,149,490
China Resources Power Holdings Co. Ltd.	1,748,911	2,974,993
China Taiping Insurance Holdings Co. Ltd.*	362,800	765,864
CITIC Ltd.	1,029,000	1,456,402
CNOOC Ltd.	868,000	884,692
Total Hong Kong common stocks		16,871,459

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Hungary—0.58%
OTP Bank PLC	53,260	$1,132,989
Richter Gedeon Nyrt	45,998	897,681
Total Hungary common stocks		2,030,670
India—10.57%
Asian Paints Ltd.	92,187	1,186,581
Axis Bank Ltd.	294,399	1,785,914
Bajaj Auto Ltd.	94,617	3,280,721
Bharti Infratel Ltd.	247,466	1,325,276
Cairn India Ltd.	667,310	1,213,104
Dr Reddy's Laboratories Ltd., ADR[1]	18,383	825,948
HCL Technologies Ltd.	29,300	375,885
HDFC Bank Ltd.	99,160	1,546,583
Hindustan Petroleum Corp. Ltd.	196,622	2,373,261
Hindustan Unilever Ltd.	37,453	452,489
Housing Development Finance Corp.	201,011	3,518,748
ICICI Bank Ltd., ADR	218,724	1,454,515
Indiabulls Housing Finance Ltd.	85,195	893,650
Infosys Ltd.	195,508	3,360,879
Infosys Ltd., ADR[1]	236,245	4,231,148
Larsen & Toubro Ltd.	58,311	953,594
Lupin Ltd.	23,372	591,945
Maruti Suzuki India Ltd.	20,604	1,248,743
Reliance Industries Ltd., GDR[2]	70,889	2,154,879
Tata Motors Ltd.*	475,060	2,383,169
Wipro Ltd., ADR[1]	140,718	1,649,215
Zee Entertainment Enterprises Ltd.	39,961	248,696
Total India common stocks		37,054,943
Indonesia—3.05%
PT Bank Mandiri (Persero) Tbk	2,077,700	1,467,275
PT Bank Rakyat Indonesia (Persero) Tbk	6,246,600	5,151,742
PT Kalbe Farma Tbk	5,595,700	547,138
PT Perusahaan Gas Negara	3,926,800	694,057
Telekomunikasi Indonesia Persero Tbk PT	9,776,600	2,398,582
Unilever Indonesia Tbk PT	162,000	434,563
Total Indonesia common stocks		10,693,357
Kazakhstan—0.11%
KazMunaiGas Exploration Production, GDR[3]	30,021	199,640
KazMunaiGas Exploration Production, GDR[4]	28,996	192,846
Total Kazakhstan common stocks		392,486
Malaysia—3.36%
AMMB Holdings Berhad	1,308,300	1,377,731
Genting Malaysia Berhad	1,222,800	1,319,836
IHH Healthcare Berhad	1,173,900	1,856,115
Malayan Banking Berhad	958,068	1,984,290
Petronas Chemicals Group Bhd	693,800	1,204,450
Public Bank Berhad	303,100	1,345,024
Tenaga Nasional Berhad	820,900	2,693,097
Total Malaysia common stocks		11,780,543
	Number of shares	Value
Common stocks—(continued)
Mexico—6.51%
America Movil SA de C.V., Series L	2,542,735	$1,797,238
Arca Continental SAB de C.V.	369,120	2,217,437
Compartamos SAB de C.V.[1]	1,261,998	2,264,085
Fibra Uno Administracion SA de C.V.	1,372,500	2,749,881
Fomento Economico Mexicano SAB de C.V., ADR	10,608	1,005,851
Gruma SAB de C.V., Series B	111,644	1,682,870
Grupo Aeroportuario del Pacifico SA de C.V., ADR	6,400	537,856
Grupo Aeroportuario del Pacifico SAB de C.V.	285,947	2,408,149
Grupo Financiero Banorte SAB de C.V., Series O	255,777	1,318,373
Grupo Financiero Inbursa SAB de C.V., Class O	368,400	594,510
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR[1]	147,200	1,129,024
Kimberly-Clark de Mexico SA de C.V., Series A	284,700	679,503
Wal-Mart de Mexico SAB de CV1	1,757,603	4,411,995
Total Mexico common stocks		22,796,772
Netherlands—0.39%
Steinhoff International Holdings NV1	286,541	1,376,313
Philippines—0.96%
Philippine Long Distance Telephone Co., ADR	49,650	2,329,578
SM Prime Holdings, Inc.	990,000	442,829
Universal Robina Corp.	147,370	599,411
Total Philippines common stocks		3,371,818
Poland—0.63%
Polski Koncern Naftowy Orlen SA	82,215	1,260,860
Powszechny Zaklad Ubezpieczen SA	118,090	940,933
		2,201,793
Qatar—0.83%
Qatar Electricity & Water Co.	33,145	1,690,069
Qatar National Bank	26,733	1,210,216
Total Qatar common stocks		2,900,285
Romania—0.13%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[5]	77,461	437,655
Russia—2.08%
Gazprom PAO, ADR[4]	201,263	727,134
Gazprom PAO, ADR[3]	588,009	2,110,953
Lukoil PJSC, ADR[4]	27,722	940,330
Lukoil PJSC, ADR[3]	5,378	182,965
Magnit PJSC, GDR	35,978	1,412,008
MMC Norilsk Nickel PJSC, ADR	49,766	576,631
Tatneft PAO ADR	49,250	1,344,574
Total Russia common stocks		7,294,595

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
South Africa—5.01%
Aspen Pharmacare Holdings Ltd.	14,372	$244,686
Discovery Ltd.	169,845	1,384,664
Growthpoint Properties Ltd.	593,295	855,552
MTN Group Ltd.	120,592	1,065,660
Naspers Ltd., N Shares	29,219	3,692,493
Netcare Ltd.	668,887	1,423,246
Redefine Properties Ltd.	1,338,117	803,438
Sappi Ltd.*	444,695	2,025,637
The Bidvest Group Ltd.	133,227	3,076,626
The Foschini Group Ltd.	101,581	792,752
Truworths International Ltd.[1]	166,481	1,033,977
Vodacom Group Ltd.	116,307	1,067,105
Woolworths Holdings Ltd.	16,604	98,242
Total South Africa common stocks		17,564,078
South Korea—13.80%
Amorepacific Corp.*	3,078	1,049,138
CJ CheilJedang Corp.*	4,573	1,574,263
Coway Co. Ltd.*	11,716	964,118
Dongbu Insurance Co. Ltd.*	32,133	1,825,140
E-Mart Inc.	7,388	1,014,435
Hyosung Corp.*	16,146	1,478,728
Hyundai Mobis*	15,108	3,282,229
Industrial Bank of Korea*	139,507	1,349,789
Kangwon Land, Inc.*	48,258	1,666,859
KB Financial Group, Inc.*	45,408	1,161,528
Kia Motors Corp.	33,659	1,277,961
Korea Electric Power Corp. (KEPCO)*	33,924	1,489,204
LG Chem Ltd.	3,284	821,757
LG Household & Health Care Ltd.	4,593	3,828,803
LG International Corp.*,1	39,819	1,035,173
LG Uplus Corp.	99,740	808,914
Lotte Chemical Corp.*	6,036	1,403,844
NAVER Corp.	767	404,416
Samsung Electro-Mechanics Co. Ltd.	21,804	1,012,328
Samsung Electronics Co. Ltd.	12,967	12,544,953
Shinhan Financial Group Co. Ltd.*	41,973	1,356,688
SK Energy Co. Ltd.*	13,811	1,526,303
SK Hynix, Inc.	134,289	3,099,526
SK Telecom Co. Ltd.	13,665	2,396,998
Total South Korea common stocks		48,373,095
Taiwan—12.94%
Advanced Semiconductor Engineering, Inc.	1,281,000	1,376,012
Asustek Computer, Inc.	188,000	1,524,123
Catcher Technology Co. Ltd.	223,000	1,659,188
Cheng Uei Precision Industry Co. Ltd.	624,000	799,571
Chinatrust Financial Holding Co. Ltd.	2,138,050	1,004,225
Chunghwa Telecom Co. Ltd.	483,000	1,496,471
Compal Electronics, Inc.	1,643,000	956,801
Delta Electronics, Inc.	220,598	933,709
Eclat Textile Co. Ltd.	105,000	1,496,165
HON Hai Precision Industry Co. Ltd.	1,325,688	3,118,819
King Yuan Electronics Co. Ltd.	1,598,000	1,065,029
Largan Precision Co. Ltd.	23,000	1,650,785
	Number of shares	Value
Common stocks—(continued)
Taiwan—(concluded)
MediaTek, Inc.	312,000	$2,029,237
Mega Financial Holding Co. Ltd.	2,208,118	1,407,846
Novatek Microelectronics Corp.	341,000	1,429,602
Pegatron Corp.	391,000	893,502
POU Chen Corp.	822,000	1,028,917
Powertech Technology, Inc.	526,000	1,104,695
Quanta Computer, Inc.	588,000	937,238
Taiwan Mobile Co. Ltd.	846,000	2,545,435
Taiwan Semiconductor Manufacturing Co. Ltd.	2,252,156	9,697,619
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	165,723	3,703,909
Teco Electric and Machinery Co. Ltd.	1,638,000	1,285,873
Uni-President Enterprises Corp.	1,306,986	2,185,595
Total Taiwan common stocks		45,330,366
Thailand—2.47%
Siam Cement PCL/The	83,300	1,007,972
Airports of Thailand PCL	174,900	1,860,376
Bangkok Dusit Medical Services PCL	1,217,100	749,351
CP ALL PCL	743,700	853,202
Jasmine International PCL, NVDR	7,227,600	634,834
Kasikornbank Public Co. Ltd.	122,000	584,673
PTT Global Chemical PCL, NVDR	687,200	1,046,448
PTT Public Co. Ltd.	76,100	509,280
Thai Union Group PCL	2,766,300	1,424,471
Total Thailand common stocks		8,670,607
Turkey—3.21%
Arcelik AS	150,483	786,125
BIM Birlesik Magazalar A.S.	45,460	769,389
Eregli Demir ve Celik Fabrikalari TAS (Erdemir)	1,094,771	1,149,211
Koc Holding A.S.	602,860	2,419,700
Koza Altin Isletmeleri AS	179,308	763,831
TAV Havalimanlari Holding A.S.	87,818	521,156
Tupras-Turkiye Petrol Rafinerileri A.S.*	21,439	544,973
Turk Hava Yollari Anonim Ortakligi (THY)*	456,772	1,134,268
Turk Telekomunikasyon A.S.	1,251,305	2,292,176
Turkiye Vakiflar Bankasi T.A.O., Class D	672,627	862,139
Total Turkey common stocks		11,242,968
United Arab Emirates—0.87%
DP World Ltd.	35,490	626,419
Emaar Malls Group PJSC*	628,692	392,011
Emaar Properties PJSC	486,324	654,840
First Gulf Bank PJSC	507,309	1,389,880
Total United Arab Emirates common stocks		3,063,150
United Kingdom—1.07%
SABMiller PLC	11,758	696,969
Unilever PLC	69,474	3,054,406
Total United Kingdom common stocks		3,751,375

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(concluded)
United States—0.54%
Yum! Brands, Inc.	26,117	$1,890,087
Total common stocks (cost—$405,252,446)		340,132,773
Preferred stocks—1.62%
Brazil—1.43%
Braskem SA	221,500	1,329,067
Itau Unibanco Holding SA	279,830	1,745,527
Suzano Papel e Celulose SA	350,200	1,396,492
Vale SA, ADR[1]	282,400	522,440
Total Brazil preferred stocks		4,993,526
South Korea—0.19%
Hyundai Motor Co.	7,868	668,067
Total preferred stocks (cost—$11,279,827)		5,661,593
	Number of warrants
Warrants—0.00%††
Thailand—0.00%††
Jasmine International PCL, strike price $4.30, expires 07/05/20* (cost—$0)	1	0
	Number of shares
Investment company—0.24%
iShares MSCI Emerging Markets Index Fund (cost—$1,019,250)	28,017	856,760
	Face amount	Value
Repurchase agreement—1.68%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $518,886 US Treasury Bond, 8.125% due 08/15/21 and $5,032,888 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$5,994,636); proceeds: $5,877,005 (cost—$5,877,000)	$5,877,000	$5,877,000
	Number of shares
Investment of cash collateral from securities loaned—3.08%
Money market fund—3.08%
UBS Private Money Market Fund LLC[6] (cost—$10,790,934)	10,790,934	10,790,934
Total investments (cost—$434,219,457)—103.67%		363,319,060
Liabilities in excess of other assets—(3.67)%		(12,847,390)
Net assets—100.00%		$350,471,670

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$11,629,245
Gross unrealized depreciation	(82,529,642)
Net unrealized depreciation	$(70,900,397)

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$78,564,185	$261,568,588	$—	$340,132,773
Preferred stocks	4,993,526	668,067	—	5,661,593
Warrants	—	0	—	0
Investment company	856,760	—	—	856,760
Repurchase agreement	—	5,877,000	—	5,877,000
Investment of cash collateral from securities loaned	—	10,790,934	—	10,790,934
Total	$84,414,471	$278,904,589	$—	$363,319,060

At January 31, 2016, $262,453,495 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

††  Amount represents less than 0.005%

1  Security, or portion thereof, was on loan at January 31, 2016.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.12% of net assets as of January 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Illiquid investment as of January 31, 2016.

6  The table below details the Portfolio's transaction activity in an affiliated issuer during the nine months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements in the most recent shareholder report for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$24,172,620	$63,245,386	$76,627,072	$10,790,934	$4,474

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 8.88% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") fell 4.77%, while the Lipper Global Real Estate Funds category posted a median return of -5.39%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 201. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisor's comments2

The Portfolio underperformed the benchmark during the reporting period, primarily driven by stock selection. By sector, retail was the largest detractor from results, due to negative stock selection. A zero allocation to the outperforming self storage sector was also a headwind for performance. In contrast, an underweight in the health care sector was the largest contributor to relative results. Positive stock selection in the residential sector was also beneficial during the period.

By region, the US was the largest negative for performance, driven by weak stock selection. Continental Europe and Singapore also detracted from results, both due to stock selection. An underweight in Japan was the largest relative contributor during the period, as it underperformed the benchmark. Overweights in Australia and New Zealand also contributed, as did an underweight in the UK.

By security, non-benchmark exposure to NorthStar Realty Finance (diversified, US) was the leading detractor from performance. A zero weight in Public Storage (self storage, US) was also negative for relative results. We maintained zero weight to self storage during the period based on valuation, as the sector continued to trade at a large premium to net asset value ("NAV"). An overweight to CBL & Associates Properties (retail, US) detracted from performance as well.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA and Diana To

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Subadvisor's comments – (concluded)

The leading relative contributor by security was a zero weight in underperforming Sun Hung Kai Properties Limited (diversified, Hong Kong). Hong Kong, overall, was a poor performer following the risk-off period that began in August 2015 after fears arose of an economic slowdown in China. An overweight to Mid-America Apartment Communities, Inc. (residential, US) also contributed during the period, as did a zero weight in Sumitomo Realty & Development Co., Ltd. (office, Japan).

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate-related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(9.02)%	(13.18)%	5.43%	(0.72)%
Class C3	(9.34)%	(13.76)%	4.65%	(1.48)%
Class Y4	(8.88)%	(12.93)%	5.68%	10.64%
Class P5	(8.88)%	(12.95)%	5.67%	(0.98)%
After deducting maximum sales charge
Class A2	(14.06)%	(17.98)%	4.26%	(1.33)%
Class C3	(10.22)%	(14.61)%	4.65%	(1.48)%
FTSE EPRA/NAREIT Developed Index [6]	(4.77)%	(8.71)%	6.74%	1.42%
Lipper Global Real Estate Funds median	(5.39)%	(8.24)%	5.67%	0.74%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(0.22)%	(3.27)%	7.06%	(0.04)%
Class C3	(0.63)%	(4.05)%	6.23%	(0.82)%
Class Y4	(0.06)%	(3.08)%	7.30%	11.75%
Class P5	(0.05)%	(3.07)%	7.33%	(0.30)%
After deducting maximum sales charge
Class A2	(5.65)%	(8.61)%	5.85%	(0.66)%
Class C3	(1.60)%	(4.99)%	6.23%	(0.82)%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.59% and 1.45%; Class C—2.24% and 2.20%; Class Y—1.27% and 1.20%; and Class P—1.56% and 1.20% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in special real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$132.4
Number of holdings	53
Portfolio composition[1]	01/31/16
Common stocks	99.4%
Cash equivalents and other assets less liabilities	0.6
100.0%
Top five countries (equity investments)[1]	01/31/16
United States	53.9%
Australia	8.1
Japan	7.8
Germany	6.9
France	5.4
Total	82.1%
Top ten equity holdings[1]	01/31/16
Simon Property Group, Inc.	7.4%
ProLogis, Inc.	4.2
Vonovia SE	3.7
Mitsubishi Estate Co. Ltd.	3.5
Dexus Property Group	3.5
Hongkong Land Holdings Ltd.	3.4
Unibail Rodamco	3.2
Alstria Office REIT-AG	3.1
Ventas, Inc.	3.0
Hammerson PLC	2.8
Total	37.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2016

Common stocks

Apartments	8.04%
Building-Heavy Construct	0.50
Diversified	18.78
Diversified operations	2.26
Health care	8.48
Hotels	1.97
Hotels&motels	2.79
Office property	14.66
Real estate management/service	10.56
Real estate operations/development	12.60
Regional malls	9.05
Shopping centers	2.75
Warehouse/industrial	6.98
Total common stocks	99.42
Repurchase agreement	0.93
Investment of cash collateral from securities loaned	1.52
Liabilities in excess of other assets	(1.87)
Net assets	100.00%

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—99.42%
Australia—8.08%
Dexus Property Group	884,896	$4,667,221
Scentre Group	1,082,455	3,381,327
Westfield Corp.	371,100	2,641,713
Total Australia common stocks		10,690,261
Austria—1.98%
CA Immobilien Anlagen AG*	153,100	2,625,608
Bermuda—3.44%
Hongkong Land Holdings Ltd.	723,400	4,558,029
Cayman Islands—0.78%
Cheung Kong Property Holdings Ltd.	189,000	1,024,444
France—5.38%
Gecina SA	22,535	2,896,811
Unibail Rodamco	16,752	4,222,538
Total France common stocks		7,119,349
Germany—6.85%
Alstria Office REIT-AG*,1	329,892	4,119,166
Vonovia SE	162,448	4,951,213
Total Germany common stocks		9,070,379
Hong Kong—3.83%
Hang Lung Properties Ltd.	421,300	777,141
Swire Properties Ltd.	499,400	1,299,437
Wharf (Holdings) Ltd.	640,200	2,995,960
Total Hong Kong common stocks		5,072,538
Japan—7.81%
GLP J-REIT	1,440	1,402,322
Mitsubishi Estate Co. Ltd.	236,789	4,687,634
Mitsui Fudosan Co. Ltd.	107,900	2,540,060
Nippon Building Fund, Inc.	331	1,712,014
Total Japan common stocks		10,342,030
Jersey—1.29%
Atrium European Real Estate Ltd.*	497,555	1,712,159
New Zealand—0.86%
Precinct Properties New Zealand Ltd.	1,421,057	1,133,722
Singapore—1.49%
Global Logistic Properties Ltd.	1,663,200	1,971,179
United Kingdom—3.77%
Hammerson PLC	445,585	3,722,459
Hansteen Holdings PLC[1]	801,200	1,270,375
Total United Kingdom common stocks		4,992,834
United States—53.86%
AvalonBay Communities, Inc.	18,800	3,224,012
Brandywine Realty Trust	201,800	2,589,094
Camden Property Trust	32,100	2,449,230
Care Capital Properties, Inc.	68,775	2,059,123
CBL & Associates Properties, Inc.	202,888	2,181,046
Corporate Office Properties Trust[1]	77,100	1,719,330
CyrusOne, Inc.	28,900	1,064,965
Digital Realty Trust, Inc.[1]	14,700	1,177,176
	Number of shares	Value
Common stocks—(continued)
United States—(concluded)
Equity Residential	34,300	$2,644,187
Gramercy Property Trust	123,400	902,054
HCP, Inc.	37,500	1,347,750
Hersha Hospitality Trust[1]	63,300	1,112,181
Highwoods Properties, Inc.	24,400	1,031,876
Host Hotels & Resorts, Inc.[1]	266,983	3,697,714
Hudson Pacific Properties, Inc.	87,900	2,233,539
Kilroy Realty Corp.	26,900	1,502,903
Mid-America Apartment Communities, Inc.	24,839	2,330,395
NorthStar Realty Finance Corp.	87,350	1,036,844
Outfront Media, Inc.[1]	166,573	3,622,963
Physicians Realty Trust	72,400	1,235,868
ProLogis, Inc.	139,261	5,496,632
SBA Communications Corp., Class A*	6,600	655,248
Simon Property Group, Inc.	52,602	9,798,701
SL Green Realty Corp.	37,300	3,603,553
Sunstone Hotel Investors, Inc.	125,998	1,496,856
Ventas, Inc.[1]	72,200	3,994,104
Vornado Realty Trust	39,691	3,511,066
Welltower, Inc.	41,700	2,594,574
WP GLIMCHER, Inc.	110,220	1,000,798
Total United States common stocks		71,313,782
Total common stocks (cost—$145,922,427)		131,626,314
	Face amount
Repurchase agreement—0.93%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $108,686 US Treasury Bond, 8.125% due 08/15/21 and $1,054,192 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$1,255,633); proceeds: $1,231,001 (cost—$1,231,000)	$1,231,000	1,231,000
	Number of shares
Investment of cash collateral from securities loaned—1.52%
Money market fund—1.52%
UBS Private Money Market Fund LLC[2] (cost—$2,018,297)	2,018,297	2,018,297
Total investments (cost—$149,171,724)—101.87%		134,875,611
Liabilities in excess of other assets—(1.87)%		(2,475,540)
Net assets—100.00%		$132,400,071

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2016 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,371,876
Gross unrealized depreciation	(16,667,989)
Net unrealized depreciation	$(14,296,113)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$75,536,320	$56,089,994	$—	$131,626,314
Repurchase agreement	—	1,231,000	—	1,231,000
Investment of cash collateral from securities loaned	—	2,018,297	—	2,018,297
Total	$75,536,320	$59,339,291	$—	$134,875,611

At January 31, 2016, $56,089,994 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2016.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the six months ended 01/31/16	Sales during the six months ended 01/31/16	Value at 01/31/16	Net income earned from affiliate for the six months ended 01/31/16
UBS Private Money Market Fund LLC	$1,874,653	$7,679,062	$7,535,418	$2,018,297	$1,088

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2016, the Portfolio's Class P shares declined 3.23% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.03%, the Barclays Global Aggregate Index gained 0.56%, the MSCI World Free Index (net) fell 10.79%, the HFRI Fund of Funds Composite Index (net) returned -5.59%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of -4.34%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 212. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Subadvisors'/Advisors' comments2

Analytic Investors

Our portion of the Portfolio consists of long/short equity positions.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities. Overall, characteristic positioning was favorable in all categories except within Valuation. Specifically, our overweight positioning to Quality (profit margin and return on assets), Revisions (earning estimate revisions) and Growth (growth in profitability) all added value. This was slightly offset by an emphasis to Valuation (earnings-to-price and sales-to-price), which was not rewarded by investors during the period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant");

Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments");

AQR Capital Management, LLC ("AQR");

Sirios Capital Management, L.P. ("Sirios")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

UBS AM: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Subadvisors'/Advisors' comments – continued

An emphasis on low-beta stocks also helped performance, as low-beta securities significantly outperformed high-beta securities during the period. (Beta is a measure of volatility or risk relative to the market as a whole.)

The strategy experienced positive results in all regions, led by North America. While an overweight to the US was a modest drag on performance, stock selection within Canada and the US was particularly strong. Sector positioning was also positive, led by an underweight to energy. While stock selection was strong within energy, consumer discretionary and financials, an overweight to the consumer discretionary sector negatively impacted results. Our top performing equities were short positions in US-based health care company Alkermes and Italian finance company UniCredit. Our worst performers were long positions in US-based McKesson and Total System Services.

Derivatives were not used during the reporting period.

First Quadrant: Global Macro

During the reporting period, positive performance from currency selection was not enough to offset losses from global asset class selection and volatility alpha (which seeks to profit from the difference between prices of options).

The period began with a broad sell-off in global equities, starting with the Chinese market causing widespread panic among investors. We witnessed the VIX (a measurement of market volatility) rise to levels not seen since the US debt downgrade four years ago. This macro backdrop produced different types of opportunities for the program. In particular, we saw opportunities related to the directionality of underlying markets, expressed via relative value positioning in currency. We also identified opportunities related to over and under reaction to changes in the risk landscape as manifested in views taken by the stock country selection.

August 2015 saw an exceptionally positive boost from our currency sleeve amid a steep global equity sell-off. Some of this gain was given back in October 2015 but was recouped by strong results in December 2015 and January 2016. Most of the models added value during the period, with our macroeconomic-based models contributing the most. Notable contributors were a short position to the UK pound and long position to the Japanese yen, while a long Norwegian krone and long New Zealand dollar were the biggest detractors.

Investment process (continued)

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets, which increases investment risk, where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives. First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Subadvisors'/Advisors' comments – continued

Stock country selection produced a modest gain during the reporting period. Notable contributors were positions in Germany, Hong Kong and Italy, while key detractors were positions in the UK, Japan and Spain. Volatility alpha suffered from periods of sharp increases in volatility. With equity markets moving in disparate directions, we temporarily reallocated risk until a more favorable market environment returns.

As far as overall global asset class views are concerned, the current volatility environment has driven the models to move the positions around. Increasing market volatility in early 2016 caused the model to close a long position in equities and move short. Unfortunately, the following strong market recovery hurt the short equity position, although a persistent long exposure in bonds helped mitigate some of the losses.

As a general rule, derivatives are the primary instrument used to implement our portion of the Portfolio. Specifically, we used futures in order to implement stock and bond country selection, and global asset class selection strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g., physical stocks, bonds and currencies). The volatility alpha sleeve was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost.

The only instruments traded in the Portfolio to achieve market exposure are considered derivative instruments. Overall, derivative instruments detracted from performance during the reporting period.

Standard Life Investments

The largest contributors to performance during the reporting period were our US equity technology versus small cap and US equity large cap versus small cap relative value strategies. These strategies—which were implemented through equity futures, options and swaps—benefited as small cap stocks suffered due to economic growth concerns having a larger impact on these shares.

Global equites fell amid elevated volatility on worries of a slowdown in growth and mixed economic data during the period. This was positive for our long equity variance

Investment process (continued)

consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

AQR employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset classes: equities, fixed income and currencies. The AQR Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary to the other investments and strategies within the fund overall.

(continued on next page)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Subadvisors'/Advisors' comments – continued

strategy—which is implemented through variance swaps—but negative for our European equity and Japanese equity strategies, among others. Our European equity and Japanese equity strategies are implemented through stocks and equity futures.

Treasuries and other safe haven assets fared better, benefiting from rising demand amid increased volatility in equity markets and the collapse in commodity prices. This was negative for our short US duration strategy but additive to our Australian duration and Australian forward start interest rates strategies. These strategies were implemented using bond futures and interest rate swaps.

Central bank monetary policy divergence continued to play a significant role in shaping our returns. The increase in interest rates by the US Federal Reserve Board proved beneficial for the US dollar, while in Europe, additional easing measures by the European Central Bank weighed on the euro. This was positive for our long US dollar versus euro strategy.

As commodity prices declined amid weak demand from China and oversupply concerns, commodity sensitive currencies struggled during the period. Consequently, our long Mexican peso versus Australian dollar strategy detracted from performance as weaker oil prices weighed on the peso. Our currency strategies are implemented using FX forwards and options.

We made extensive use of derivatives in implementing our portion of the Portfolio. We typically utilized futures to gain long and short exposure to equity or bond markets, to vary our overall exposure and to create relative value positions. We used currency forwards to take explicit currency positions or to hedge unwanted currency risk on other strategies. Swaps were used primarily to express our views on interest rates, equity variance and credit default risk, as they can provide an efficient and direct way of accessing these asset classes. We also used total return swaps to take short exposure on specific equity indexes or baskets. We used options positions where we wanted to combine a view on volatility with a view on another asset class, typically equities or currencies. Options were also used to mitigate risks within a strategy. Overall, derivatives were instrumental to the performance and operating efficiency of the Portfolio.

AQR

Our managed futures strategy is an active trend-following strategy that employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. Our strategy generated a small negative absolute return during the reporting period. Long-term trends contributed to performance, while short-term trends detracted from results. By asset class, gains in fixed income and currencies were offset by losses in equities.

Trend following in equities detracted from performance. Losses were driven by a series of reversals in global equity markets. Entering the period, the strategy benefited from sharp sell-offs in global equities through the end of September 2015 due to our short positioning. However, in October global equity markets rallied sharply, causing short-term trends to detract from results. As markets resumed their sell-off toward the end of the period, short-term trends were hurt, but they recouped some losses as they became bearishly positioned in time to capture the downward moves in equity markets.

Investment process (concluded)

Sirios Capital Management employs a fundamental, bottom-up, long/short strategy that is focused primarily on U.S. equities. For long positions, the investment team concentrates on mid/large cap companies where we see unrecognized growth over a 3-5 year period and a favorable valuation. The short positions generally include a selection of liquid large cap companies, sector hedges and index put options.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Subadvisors'/Advisors' comments – continued

Currencies were the largest contributor to results, due to outperformance by long-term trends. In particular, a long exposure to the US dollar versus commodity and carry currencies was beneficial. Commodity producer currencies were hurt by weakening commodity prices and concerns over slower growth in China, which weighed on emerging markets. Toward the end of the period, the strategy benefited from long US dollar and Japanese yen positioning as heightened global risk aversion prompted safe haven demand.

Fixed income also contributed to performance, again due to long-term trends. The fixed income strategy benefited during episodes of risk aversion, despite several reversals in fixed income markets. In October 2015, US markets reversed and sold off given expectations of a December Federal Reserve rate hike. Also, European markets saw significant reversals in December due to the European Central Bank's ("ECB") less-than-expected stimulus effort. At the end of the period, the portfolio benefited from being long Japanese government bond futures prior to the Bank of Japan's lowering rates into negative territory and long EURIBOR futures, as the ECB reiterated the possibility for more stimulus.

Most positions in our portion of the Portfolio are implemented through derivative instruments. As a result, performance of the Portfolio is primarily from the performance of derivatives-based positions. Overall, derivatives were instrumental to the performance and operating efficiency of our portion of the Portfolio.

UBS Asset Management

The US Treasury yield curve flattened during the reporting period, producing positive returns in all maturities, particularly in maturities longer than 20 years. Global developed market sovereign bonds modestly outperformed US Treasuries on a currency-hedged basis. With growing risk aversion among investors, credit markets weakened along with most other risk assets, with lower-quality sectors underperforming the most. High yield credit significantly underperformed investment grade credit and both lagged Treasuries. Emerging market securities, particularly commodity exporters, were weak, with local currency debt securities underperforming the most. The US dollar strengthened against most other major currencies, with the Japanese yen being the notable exception.

Over the reporting period, our portion of the portfolio was invested in two third-party funds: Legg Mason BW Absolute Return Opportunities Fund and Scout Unconstrained Bond Fund. We underperformed the Fund's benchmark as both Funds underperformed, with Legg Mason BW Absolute Return Opportunities Fund being the key detractor from results.

Legg Mason BW Absolute Return Opportunities Fund underperformed primarily due to exposure to commodity-based currencies, such as the Brazilian real and the South African rand. This was especially pronounced in the latter part of the third quarter of 2015. These currencies were among the worst performers versus the US dollar over the period. Country selection also detracted from results, as Legg Mason BW Absolute Return Opportunities Fund had exposure to both Brazilian and South African interest rates. The weak performance of Scout Unconstrained Bond Fund was driven by exposure to, and security selection within, investment grade and high yield credit given those sectors' weak results.

Derivatives were not used during the reporting period.

Sirios Capital Management

Our portion of the Portfolio underperformed the HFRI Fund of Funds Composite Index ("Index") during the reporting period. More specifically, we outperformed the Index in three of the six months during the period (October and November 2015 and January 2016) and underperformed the remaining three months (August, September and December 2015). Long positions were the largest detractors from our absolute performance,

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Subadvisors'/Advisors' comments – concluded

partially offset by short positions. The health care, financial and technology/telecom sectors weighed most heavily on gross returns, while returns in the energy/industrial and consumer sectors were more modestly negative.

The most significant individual long contributors to performance were Alphabet, Computer Sciences, Constellation Brands, J.M. Smucker and SolarWinds. Our position in SolarWinds was sold in October 2015 upon a buyout offer that we believe reflected full value. The largest long detractors were Bank of America, DISH Network, NorthStar Realty, Valeant Pharmaceuticals and Western Digital. Our long position in Valeant Pharmaceuticals was sold during the fourth quarter of 2015 based on a change in our fundamental outlook. Our long position in NorthStar was reduced after an expected catalyst occurred, but its valuation responded less than anticipated. Bank of America, DISH Network and Western Digital all remained significant positions in our portion of the Portfolio as of the end of the reporting period.

We had a net exposure of 66% as of January 31, 2016, with a focus on US domestically driven companies. Net exposure was balanced across the consumer (25%), technology/telecom (18%), financial (15%), health care (13%) and energy/industrials (2%) sectors. The 10 largest long positions included Allergan, Bank of America, Constellation Brands, DISH Network, Gilead Sciences, JCDecaux, J.M. Smucker, Realogy Holdings, T-Mobile US and Time Warner.

With respect to the use of derivatives during the period, we entered into foreign currency forward contracts to hedge currency risk associated with certain securities denominated in non-US currencies and held a listed warrant. Overall, the use of derivatives resulted in a modest detraction from portfolio performance during the measurement period.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(3.38)%	(0.79)%	2.99%	1.48%
Class C3	(3.69)%	(1.48)%	2.26%	0.80%
Class Y4	(3.27)%	(0.58)%	3.24%	1.18%
Class P5	(3.23)%	(0.53)%	3.25%	1.75%
After deducting maximum sales charge
Class A2	(8.73)%	(6.25)%	1.84%	0.90%
Class C3	(4.63)%	(2.43)%	2.26%	0.80%
Citigroup Three-Month US Treasury Bill Index[6]	0.03%	0.04%	0.05%	1.06%
Barclays Global Aggregate Index[7]	0.56%	(2.16)%	1.03%	3.74%
MSCI World Free Index (net)[8]	(10.79)%	(5.08)%	5.80%	3.45%
HFRI Fund of Funds Composite Index (net)[9]	(5.59)%	(2.97)%	1.54%	1.36%
Lipper Alternative Multi-Strategy Funds median	(4.34)%	(3.61)%	2.58%	1.58%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	Since Inception[1]
Before deducting maximum sales charge
Class A2	(0.67)%	0.81%	3.38%	1.61%
Class C3	(1.05)%	0.19%	2.66%	0.93%
Class Y4	(0.54)%	1.13%	3.63%	1.35%
Class P5	(0.49)%	1.18%	3.66%	1.88%
After deducting maximum sales charge
Class A2	(6.17)%	(4.77)%	2.21%	1.03%
Class C3	(2.01)%	(0.78)%	2.66%	0.93%

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.99% and 1.93%; Class C—2.73% and 2.67%; Class Y—1.78% and 1.72%; and Class P—1.75% and 1.69% Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63% The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$785.4
Number of holdings	1425
Portfolio composition[1]	01/31/16
Common stocks, ADRs and warrants	35.0%
Investment companies	7.3
Bonds and notes	4.8
Options, futures, swaps, and forward foreign currency contracts	0.9
Investments sold short	(6.5)
Cash equivalents and other assets less liabilities	58.5
Total	100.0%
Top five countries (long holdings)[1]	01/31/16
United States	30.5%
Japan	2.7
Mexico	2.3
United Kingdom	1.7
Canada	1.4
Total	38.6%
Top five equity sectors (long holdings)[1]	01/31/16
Financials	7.4%
Consumer Discretionary	6.8
Information Technology	6.6
Industrials	3.8
Health Care	3.8
Total	28.4%
Top five countries (short holdings)[1]	01/31/16
United States	(4.8)%
United Kingdom	(0.4)
Japan	(0.3)
Canada	(0.3)
Italy	(0.2)
Total	(6.0)%
Top five equity sectors (short holdings)[1]	01/31/16
Energy	(1.5)%
Industrials	(1.5)
Financials	(1.1)
Materials	(0.9)
Information Technology	(0.7)
Total	(5.7)%

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	01/31/16
Time Warner, Inc.	0.7%
Bank of America Corp.	0.7
Allergan PLC	0.6
Constellation Brands, Inc., Class A	0.5
Apple, Inc.	0.4
The J.M. Smucker Co.	0.4
NTT DOCOMO, Inc.	0.4
DISH Network Corp., Class A	0.4
Facebook, Inc., Class A	0.4
Northrop Grumman Corp.	0.4
Total	4.9%

Top ten equity holdings (short holdings)[1,2]	01/31/16
American Tower Corp.	(0.4)%
Occidental Petroleum Corp.	(0.2)
Fresnillo PLC	(0.2)
Autodesk, Inc.	(0.2)
EOG Resources, Inc.	(0.2)
Alcoa, Inc.	(0.2)
Halliburton Co.	(0.2)
Royal Bank of Scotland Group PLC	(0.2)
Cenovus Energy, Inc.	(0.2)
Motorola Solutions, Inc.	(0.2)
Total	(2.2)%
Top ten long-term fixed income holdings (long holdings)[1,2]	01/31/16
Mexican Bonos, 8.500%, 05/31/29	0.6%
Mexican Bonos, 7.500%, 06/03/27	0.6
Mexican Bonos, 10.000%, 12/05/24	0.6
Mexican Bonos, 6.500%, 06/10/21	0.6
Bundesrepublik Deutschland, 0.500%, 02/15/25	0.2
JPMorgan Chase & Co., 1.375%, 09/16/21	0.0[3]
Telefonica Europe BV, 4.200%, 12/04/19	0.0[3]
Great-West Lifeco, Inc., 2.500%, 04/18/23	0.0[3]
GE Capital European Funding, 2.625%, 03/15/23	0.0[3]
Deutsche Annington Finance BV, 3.125%, 07/25/19	0.0[3]
Total	2.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 247.

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

3  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2016.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—-(unaudited)

As a percentage of net assets as of January 31, 2016

Common stocks

Aerospace & defense	1.05%
Air freight & logistics	0.37
Airlines	0.58
Auto components	0.43
Banks	2.49
Beverages	0.54
Biotechnology	1.05
Building products	0.45
Capital markets	0.76
Chemicals	0.62
Commercial services & supplies	0.23
Communications equipment	0.52
Construction & engineering	0.04
Construction materials	0.23
Consumer finance	0.04
Containers & packaging	0.02
Diversified financial services	1.62
Diversified telecommunication services	0.62
Electric utilities	0.12
Electrical equipment	0.14
Electronic equipment, instruments & components	0.11
Energy equipment & services	0.12
Food & staples retailing	0.65
Food products	0.87
Health care equipment & supplies	0.24
Health care providers & services	1.41
Hotels, restaurants & leisure	1.28
Household durables	0.94
Industrial conglomerates	0.02
Insurance	1.23
Internet & catalog retail	0.56
Internet software & services	1.55
IT services	0.82
Leisure products	0.28
Machinery	0.04
Media	1.44
Metals & mining	0.13
Multi-utilities	0.10
Multiline retail	0.29
Oil, gas & consumable fuels	1.24
Personal products	0.21

Common stocks — (concluded)

Pharmaceuticals	1.12%
Professional services	0.53
Real estate investment trusts	0.54
Real estate management & development	0.76
Road & rail	0.35
Semiconductors & semiconductor equipment	1.11
Software	1.68
Specialty retail	1.40
Technology hardware, storage & peripherals	0.79
Textiles, apparel & luxury goods	0.18
Transportation infrastructure	0.04
Wireless telecommunication services	1.05
Total common stocks	35.00
Investment companies	7.30
Warrants	0.02

Corporate notes

Agriculture	0.06
Apparel	0.01
Auto manufacturers	0.17
Banking-non-US	0.07
Banks	0.50
Chemicals	0.03
Commercial services	0.14
Diversified financial services	0.08
Electric	0.11
Electric utilities	0.07
Engineering & construction	0.08
Finance-captive automotive	0.01
Financial services	0.05
Food	0.04
Forest Products, Paper	0.02
Gas	0.03
Healthcare-services	0.01
Holding companies-divers	0.07
Insurance	0.18
International government obligations	0.01
Media	0.06
Mining	0.04
Oil & gas	0.04

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Industry diversification—-(unaudited) (concluded)

As a percentage of net assets as of January 31, 2016

Corporate notes—(concluded)

Pharmaceuticals	0.04%
Pipelines	0.04
Real estate	0.09
REITS	0.04
Savings & loans	0.06
Sovereign	0.02
Telecommunications	0.17
Transportation	0.01
Water	0.01
Total corporate notes	2.36
Non-US government obligations	2.41
Time deposits	25.10
Short-term US government obligations	21.67
Repurchase agreement	4.77

Options purchased

Put options & swaptions purchased	0.47
Total options purchased	0.47

Investments sold short
Common stocks

Aerospace & defense	(0.03)%
Air freight & logistics	(0.03)
Banks	(0.34)
Biotechnology	(0.43)
Chemicals	(0.09)
Communications equipment	(0.14)
Consumer finance	(0.09)
Diversified telecommunication services	(0.06)
Energy equipment & services	(0.26)
Food & staples retailing	(0.05)
Food products	(0.04)
Hotels, restaurants & leisure	(0.09)
Machinery	(0.05)
Marine	(0.02)
Metals & mining	(0.77)
Oil, gas & consumable fuels	(1.27)
Pharmaceuticals	(0.01)
Real estate investment trusts	(0.45)
Real estate management & development	(0.21)
Semiconductors & semiconductor equipment	(0.14)
Software	(0.40)
Trading companies & distributors	(0.01)
Total common stocks	(4.98)
Investment companies	(1.46)
Total investments sold short	(6.44)
Other assets in excess of liabilities	7.34
Net assets	100.00%

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—35.00%
Australia—0.27%
Flight Centre Travel Group Ltd.	5,245	$146,578
Harvey Norman Holdings Ltd.	112,923	360,084
Qantas Airways Ltd.*	138,860	386,143
TABCORP Holdings Ltd.	362,109	1,190,418
Total Australia common stocks		2,083,223
Bermuda—0.46%
Invesco Ltd.	38,433	1,150,300
Kerry Properties Ltd.	282,000	652,664
Lazard Ltd., Class A	22,911	824,567
Marvell Technology Group Ltd.	93,319	825,873
NWS Holdings Ltd.	107,000	159,532
Total Bermuda common stocks		3,612,936
Canada—1.41%
Africa Oil Corp.*	59,271	82,972
Alimentation Couche Tard, Inc., Class B	45,921	1,998,902
CCL Industries, Inc. Class B	1,200	169,177
Constellation Software, Inc.	4,200	1,529,017
Dollarama, Inc.	1,500	80,487
Element Financial Corp.	88,799	936,227
Empire Co. Ltd.	20,300	383,713
Great-West Lifeco, Inc.	5,800	143,748
H&R Real Estate Investment Trust	72,800	979,570
Intact Financial Corp.	3,200	191,877
Linamar Corp.	2,500	97,491
National Bank of Canada	2,200	62,770
Potash Corp. of Saskatchewan, Inc.	45,400	740,193
Power Corp. of Canada	19,600	415,673
Power Financial Corp.	13,700	316,169
RioCan Real Estate Investment Trust	26,300	464,460
Rogers Communications, Inc., Class B	2,600	89,030
TransCanada Corp.	34,000	1,180,741
Valeant Pharmaceuticals International, Inc.*	10,300	948,462
Veresen, Inc.	45,100	256,905
Total Canada common stocks		11,067,584
Cayman Islands—0.30%
Baidu, Inc., ADR*	6,354	1,037,417
JD.com, Inc., ADR*	26,300	684,589
Sands China Ltd.	179,600	627,297
Total Cayman Islands common stocks		2,349,303
Denmark—0.20%
Danske Bank A/S	57,275	1,541,353
Finland—0.15%
Nokia Oyj	165,500	1,192,173
France—0.48%
JCDecaux SA	63,181	2,487,824
Orpea	16,638	1,317,050
Total France common stocks		3,804,874
	Number of shares	Value
Common stocks—(continued)
Germany—0.28%
Covestro AG*	12,891	$429,391
Deutsche Telekom AG	100,086	1,742,784
Total Germany common stocks		2,172,175
Hong Kong—0.52%
BOC Hong Kong Holdings Ltd.	86,000	228,942
CLP Holdings Ltd.	115,500	970,214
Hang Lung Properties Ltd.	202,000	372,615
Hang Seng Bank Ltd.	28,300	470,561
Link REIT	202,500	1,161,739
New World Development Co. Ltd.	693,000	567,302
Swire Pacific Ltd., Class A	26,500	255,640
Wheelock & Co. Ltd.	24,000	91,883
Total Hong Kong common stocks		4,118,896
Ireland—1.04%
Allegion PLC	15,692	950,308
Allergan PLC*	16,153	4,594,398
Glanbia PLC	60,082	1,140,679
Ryanair Holdings PLC, ADR	19,195	1,503,928
Total Ireland common stocks		8,189,313
Israel—0.03%
Radware Ltd.*	18,859	251,956
Italy—0.48%
Banca Popolare di Milano Scarl	444,743	365,133
Intesa Sanpaolo SpA	853,170	2,320,804
Mediobanca SpA	133,190	1,067,437
Total Italy common stocks		3,753,374
Japan—2.66%
Alps Electric Co. Ltd.	27,400	543,246
Hokuhoku Financial Group, Inc.	118,000	218,878
Iida Group Holdings Co. Ltd.	3,000	53,481
Japan Airlines Co. Ltd.	18,400	690,613
Japan Airport Terminal Co. Ltd.	8,400	336,969
KDDI Corp.	30,900	782,469
Kose Corp.	18,000	1,673,095
Kumagai Gumi Co. Ltd.	109,000	322,264
Mitsubishi UFJ Financial Group, Inc.	157,200	806,105
Mitsui Fudosan Co. Ltd.	48,000	1,129,962
Mixi, Inc.	13,500	432,546
MS&AD Insurance Group Holdings, Inc.	4,600	124,941
Nexon Co. Ltd.	3,600	58,433
Nippon Express Co. Ltd.	241,000	1,128,905
NOK Corp.	37,700	783,784
NTT DOCOMO, Inc.	144,100	3,195,884
Oracle Corp. Japan	10,000	454,157
Resorttrust, Inc.	39,200	987,630
Sekisui Chemical Co. Ltd.	95,400	1,165,987
Seven & I Holdings Co. Ltd.	22,000	981,254
Sompo Japan Nipponkoa Holdings, Inc.	59,700	1,770,509
Sumitomo Chemical Co. Ltd.	27,000	137,187
Taiheiyo Cement Corp.	223,000	642,894
TonenGeneral Sekiyu KK	287,000	2,339,687

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Toppan Printing Co. Ltd.	11,000	$95,721
Yamaguchi Financial Group, Inc.	5,000	54,144
Total Japan common stocks		20,910,745
Jersey—0.06%
Glencore PLC*	367,738	474,122
Netherlands—0.50%
Airbus Group SE	13,209	830,794
LyondellBasell Industries N.V., Class A	10,858	846,598
NN Group N.V.	66,927	2,267,419
Total Netherlands common stocks		3,944,811
Panama—0.21%
Carnival Corp.[1]	33,500	1,612,355
Papua New Guinea—0.06%
Oil Search Ltd.	108,647	510,564
Portugal—0.16%
Galp Energia, SGPS SA	108,413	1,286,280
Singapore—0.44%
Avago Technologies Ltd.	15,324	2,048,972
Flextronics International Ltd.*	32,291	338,410
StarHub Ltd.	347,000	827,264
Yangzijiang Shipbuilding Holdings Ltd.	360,000	237,192
Total Singapore common stocks		3,451,838
Spain—0.21%
Cellnex Telecom SAU	36,205	623,963
International Consolidated Airlines Group SA	129,415	998,802
Total Spain common stocks		1,622,765
Sweden—0.27%
Industrivarden AB, C Shares	54,145	857,544
Lundin Petroleum AB*	29,035	417,454
Securitas AB, Class B	57,696	850,445
Total Sweden common stocks		2,125,443
Switzerland—0.60%
Adecco SA*	17,863	1,096,612
Garmin Ltd.	1,917	67,440
Roche Holding AG	6,428	1,665,007
Schindler Holding AG	369	56,549
Sunrise Communications Group AG*	16,790	989,209
Zurich Insurance Group AG*	3,686	817,059
Total Switzerland common stocks		4,691,876
United Kingdom—1.38%
ARM Holdings PLC	94,592	1,349,389
Auto Trader Group PLC	32,583	182,909
Babcock International Group PLC	68,231	894,137
Barclays PLC	453,778	1,214,251
Bellway PLC	20,660	820,361
BT Group PLC	220,262	1,532,936
Mccarthy & Stone PLC*	120,497	476,457
	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Meggitt PLC	12,902	$67,103
OM Asset Management PLC	36,285	410,383
Persimmon PLC*	69,458	2,026,734
Taylor Wimpey PLC	60,770	167,564
The Sage Group PLC	119,731	1,067,292
Vodafone Group PLC	208,230	669,324
Total United Kingdom common stocks		10,878,840
United States—22.83%
Acadia Healthcare Co., Inc.*,1	17,586	1,073,274
Activision Blizzard, Inc.	22,455	781,883
Acuity Brands, Inc.	5,420	1,097,171
Advance Auto Parts, Inc.	5,869	892,381
Aetna, Inc.	876	89,212
Affiliated Managers Group, Inc.*,1	8,116	1,089,086
Air Products & Chemicals, Inc.	2,661	337,175
Akamai Technologies, Inc.*	1,122	51,186
Alliance Data Systems Corp.*	3,364	672,094
Alphabet, Inc., Class A*,1	2,154	1,639,948
Alphabet, Inc., Class C*	1,166	866,280
Amazon.com, Inc.*,1	3,441	2,019,867
AMERCO	300	109,995
American Tower Corp.	17,014	1,605,101
AmerisourceBergen Corp.[1]	21,967	1,967,365
Amgen, Inc.	9,352	1,428,331
Analog Devices, Inc.[1]	35,527	1,913,484
Anthem, Inc.	661	86,254
Apple, Inc.	35,467	3,452,358
Avis Budget Group, Inc.*	12,833	337,123
Bank of America Corp.[1]	364,644	5,156,066
Bank of the Ozarks, Inc.[1]	36,864	1,634,550
BB&T Corp.	13,688	447,050
Becton, Dickinson and Co.[1]	5,490	798,081
Biogen, Inc.*	3,940	1,075,856
Blackhawk Network Holdings, Inc.*	18,676	703,898
Boston Scientific Corp.*	61,834	1,083,950
CA, Inc.[1]	85,552	2,457,909
Cardinal Health, Inc.	10,753	874,972
Cavium, Inc.*	7,027	405,950
CBRE Group, Inc., Class A*	27,166	759,833
Celgene Corp.*	17,037	1,709,152
Cincinnati Financial Corp.[1]	41,242	2,376,776
Cisco Systems, Inc.[1]	96,849	2,304,038
Citigroup, Inc.	68,112	2,900,209
Citrix Systems, Inc.*,1	17,506	1,233,473
CMS Energy Corp.	19,267	749,101
Comerica, Inc.	5,274	180,898
CommVault Systems, Inc.*	11,379	426,940
Computer Sciences Corp.	19,097	612,441
Constellation Brands, Inc., Class A	24,667	3,761,224
CSRA, Inc.	9,390	251,464
CVS Health Corp.	18,048	1,743,256
Darden Restaurants, Inc.[1]	36,490	2,301,059
Delta Air Lines, Inc.	21,203	939,081
Dick's Sporting Goods, Inc.[1]	47,809	1,868,376

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Common stocks—(continued)
United States—(continued)
DISH Network Corp., Class A*,1	64,533	$3,115,008
Dollar Tree, Inc.*,1	13,846	1,125,957
eBay, Inc.*,1	84,238	1,976,224
Electronic Arts, Inc.*,1	40,391	2,607,037
Equifax, Inc.	6,359	672,782
Equinix, Inc.	1,628	505,608
Evercore Partners, Inc., Class A	8,620	389,365
Expedia, Inc.	7,213	728,802
Expeditors International of Washington, Inc.[1]	33,196	1,497,804
Facebook, Inc., Class A*	26,902	3,018,673
FedEx Corp.[1]	10,901	1,448,525
Fifth Third Bancorp	17,308	273,466
First Republic Bank	30,163	2,051,084
FleetCor Technologies, Inc.*	6,012	738,514
FNF Group	9,048	292,974
Foot Locker, Inc.[1]	27,762	1,875,601
Fortune Brands Home & Security, Inc.	31,235	1,517,709
GameStop Corp., Class A1	45,684	1,197,378
General Dynamics Corp.[1]	21,859	2,924,078
Gilead Sciences, Inc.[1]	20,087	1,667,221
Halliburton Co.	29,832	948,359
Hanesbrands, Inc.	46,896	1,433,611
Hasbro, Inc.[1]	29,401	2,183,906
HCA Holdings, Inc.*,1	12,891	896,956
Hewlett Packard Enterprise Co.	68,711	945,463
Hormel Foods Corp.[1]	11,898	956,718
HP, Inc.[1]	14,919	144,864
Huntington Bancshares, Inc.	15,351	131,712
Intercontinental Exchange, Inc.[1]	3,079	812,240
Intuit, Inc.	5,650	539,632
JPMorgan Chase & Co.	34,299	2,040,791
KeyCorp	25,250	281,790
Lear Corp.[1]	14,919	1,549,040
Leggett & Platt, Inc.[1]	44,860	1,862,139
Liberty Interactive Corp. QVC Group, Class A*	38,532	1,004,144
Lockheed Martin Corp.	2,553	538,683
M&T Bank Corp.	2,297	253,083
Manpowergroup, Inc.	6,600	503,910
Martin Marietta Materials, Inc.	9,385	1,178,568
Masco Corp.	40,468	1,067,951
Maxim Integrated Products, Inc.	19,785	660,819
McDonald's Corp.[1]	7,400	915,972
McKesson Corp.[1]	16,835	2,710,098
Monster Beverage Corp.*	3,567	481,652
Navient Corp.[1]	32,907	314,591
Newell Rubbermaid, Inc.	31,254	1,212,030
Northrop Grumman Corp.[1]	15,931	2,948,191
O'Reilly Automotive, Inc.*,1	9,237	2,409,933
Old Dominion Freight Line, Inc.*,1	20,768	1,138,709
People's United Financial, Inc.	10,455	150,238
Pfizer, Inc.[1]	52,245	1,592,950
Plains GP Holdings LP, Class A	107,414	859,312
Precision Castparts Corp.	3,819	897,274
	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
PTC, Inc.*	23,394	$692,696
Quintiles Transnational Holdings, Inc.*	16,589	1,009,109
Rackspace Hosting, Inc.*	23,516	475,258
Realogy Holdings Corp.*,1	64,454	2,114,091
Regions Financial Corp.	36,576	296,997
Robert Half International, Inc.[1]	42,389	1,855,367
Ruckus Wireless, Inc.*	37,001	311,178
Signature Bank*,1	10,504	1,463,627
Skyworks Solutions, Inc.[1]	22,511	1,551,458
Starbucks Corp.[1]	37,742	2,293,581
Stillwater Mining Co.*	79,472	520,542
SunTrust Banks, Inc.	9,930	363,239
Synopsys, Inc.*	21,305	913,985
T-Mobile US, Inc.*,1	67,052	2,692,138
Target Corp.[1]	10,264	743,319
TEGNA, Inc.	8,228	197,554
Tesoro Corp.[1]	13,740	1,198,815
The Charles Schwab Corp.	40,629	1,037,258
The Gap, Inc.[1]	69,628	1,721,204
The Hartford Financial Services Group, Inc.	22,857	918,394
The J.M. Smucker Co.	25,065	3,216,341
The Kraft Heinz Co.	19,167	1,496,176
The Mosaic Co.	33,861	816,050
The PNC Financial Services Group, Inc.	7,976	691,120
The Sherwin-Williams Co.[1]	6,048	1,546,292
The Western Union Co.[1]	100,387	1,790,904
Time Warner, Inc.[1]	78,777	5,549,052
TJX Cos., Inc.	14,314	1,019,729
Total System Services, Inc.	41,499	1,666,600
TransDigm Group, Inc.*	258	57,980
United Therapeutics Corp.*,1	10,761	1,325,540
Universal Health Services, Inc., Class B1	14,403	1,622,354
US Bancorp	18,661	747,560
Valero Energy Corp.[1]	23,123	1,569,358
VeriSign, Inc.*,1	26,800	2,026,080
Visteon Corp.	14,005	936,654
VMware, Inc., Class A*	9,377	428,998
Wells Fargo & Co.	31,645	1,589,528
Western Alliance Bancorp*,1	47,089	1,534,160
Western Digital Corp.[1]	34,226	1,642,164
Zions Bancorp.	7,935	179,966
Total United States common stocks		179,276,726
Total common stocks (cost—$285,278,118)		274,923,525
Investment companies—7.30%
Legg Mason BW Absolute Return Opportunities Fund	2,464,929	27,533,255
Scout Unconstrained Bond Fund	2,695,085	29,807,643
Total investment companies (cost—$62,450,000)		57,340,898

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of warrants		Value
Warrants—0.02%
United States—0.02%
JPMorgan Chase & Co., expiring 10/28/18* (cost—$165,455)		7,878	$148,343
	Face amount		Value
Corporate notes—2.36%
Australia—0.07%
APT Pipelines Ltd. 2.000%, due 03/22/27[2]	EUR	100,000	92,138
National Australia Bank Ltd. 2.000%, due 11/12/24[2,3]	EUR	100,000	106,715
Santos Finance Ltd. 8.250%, due 09/22/70[3]	EUR	100,000	95,542
Scentre Group Trust 1 1.500%, due 07/16/20[2]	EUR	100,000	110,766
Scentre Group Trust 2 3.250%, due 09/11/23[2]	EUR	100,000	122,581
Total Australia corporate notes			527,742
Austria—0.01%
UniCredit Bank Austria AG 2.625%, due 01/30/18[2]	EUR	100,000	111,953
Canada—0.04%
Great-West Lifeco, Inc. 2.500%, due 04/18/23[2]	EUR	250,000	289,685
Cayman Islands—0.06%
Hutchison Whampoa Finance 09 Ltd. 4.750%, due 11/14/16[2]	EUR	100,000	112,110
Hutchison Whampoa Finance 14 Ltd. 1.375%, due 10/31/21[2]	EUR	200,000	217,975
IPIC GMTN Ltd. 5.875%, due 03/14/21[2]	EUR	100,000	130,673
Total Cayman Islands corporate notes			460,758
Curacao—0.02%
Teva Pharmaceutical Finance IV BV 2.875%, due 04/15/19[2]	EUR	100,000	114,195
Denmark—0.01%
DONG Energy A/S 6.250%, due 06/26/30[2,3,7]	EUR	78,000	86,293
Finland—0.02%
Fortum OYJ 6.000%, due 03/20/19[2]	EUR	100,000	126,142
France—0.37%
Aeroports de Paris 1.500%, due 07/24/23[2]	EUR	100,000	112,442
1.500%, due 04/07/25[2]	EUR	100,000	111,229
ASF 7.375%, due 03/20/19[2]	EUR	150,000	197,522
BNP Paribas SA 2.250%, due 01/13/21[2]	EUR	100,000	116,891
2.875%, due 09/26/23	EUR	60,000	73,822
	Face amount		Value
Corporate notes—(continued)
France—(concluded)
Casino Guichard-Perrachon SA 3.311%, due 01/25/23[2]	EUR	200,000	$195,481
Christian Dior SE 4.000%, due 05/12/16	EUR	100,000	109,386
Credit Agricole SA 2.625%, due 03/17/27[2]	EUR	100,000	103,470
Credit Logement SA 1.021%, due 03/16/16[2,3,4]	EUR	100,000	84,976
Electricite de France 4.625%, due 04/26/30	EUR	50,000	67,791
Electricite de France SA 4.125%, due 01/22/22[2,3,4]	EUR	100,000	99,386
5.625%, due 02/21/33	EUR	60,000	90,089
Engie 3.875%, due 06/02/24[2,3,4]	EUR	100,000	104,498
Holding d'Infrastructures de Transport SAS 2.250%, due 03/24/25[2]	EUR	100,000	109,853
Infra Foch SAS 1.250%, due 10/16/20[2]	EUR	100,000	110,187
Lagardere SCA 4.125%, due 10/31/17[2]	EUR	100,000	113,500
Orange SA 5.250%, due 02/07/24[2,3,4]	EUR	100,000	109,444
8.125%, due 01/28/33	EUR	70,000	128,639
RCI Banque SA 0.625%, due 03/04/20[2]	EUR	100,000	105,665
4.250%, due 04/27/17[2]	EUR	30,000	33,886
Societe Des Autoroutes Paris-Rhin-Rhone 1.125%, due 01/15/21[2]	EUR	200,000	219,934
Societe Fonciere Lyonnaise SA 1.875%, due 11/26/21[2]	EUR	100,000	108,579
Societe Generale SA 2.500%, due 09/16/26[2,3]	EUR	100,000	106,223
9.375%, due 09/04/19[2,3,4]	EUR	50,000	65,269
Suez Environnement Co. 1.750%, due 09/10/25[2]	EUR	100,000	112,013
Transport et Infrastructures Gaz France SA 2.200%, due 08/05/25[2]	EUR	100,000	109,932
Total France corporate notes			2,900,107
Germany—0.06%
Aareal Bank AG 4.250%, due 03/18/26[3]	EUR	50,000	55,857
Allianz SE 3.375%, due 09/18/24[2,3,4]	EUR	200,000	210,132
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	127,793
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[2,3,4]	EUR	50,000	56,944
Total Germany corporate notes			450,726

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Corporate notes—(continued)
Guernsey—0.01%
Credit Suisse Group Guernsey I Ltd. 7.875%, due 02/24/41[2,3]	USD	100,000	$102,207
Iceland—0.01%
Arion Banki HF 3.125%, due 03/12/18[2]	EUR	100,000	109,017
Ireland—0.14%
Bank of Ireland 1.250%, due 04/09/20[2]	EUR	100,000	109,022
2.000%, due 05/08/17[2]	EUR	200,000	220,874
ESB Finance Ltd. 3.494%, due 01/12/24[2]	EUR	100,000	126,215
4.375%, due 11/21/19[2]	EUR	100,000	124,298
FGA Capital Ireland PLC 4.000%, due 10/17/18[2]	EUR	100,000	115,057
GE Capital European Funding 2.625%, due 03/15/23[2]	EUR	200,000	241,546
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[2]	EUR	100,000	123,139
Total Ireland corporate notes			1,060,151
Italy—0.15%
2i Rete Gas SpA 1.125%, due 01/02/20[2]	EUR	100,000	108,977
Assicurazioni Generali SpA 7.750%, due 12/12/42[2,3]	EUR	100,000	128,597
Assicurazioni Generali SpA MTN 5.125%, due 09/16/24[2]	EUR	75,000	101,174
Enel SpA 5.000%, due 01/15/75[2,3]	EUR	100,000	110,903
Intesa Sanpaolo SpA 1.125%, due 03/04/22[2]	EUR	130,000	137,974
3.000%, due 01/28/19[2]	EUR	100,000	115,451
3.928%, due 09/15/26[2]	EUR	100,000	109,069
4.375%, due 10/15/19[2]	EUR	100,000	121,953
5.000%, due 02/28/17[2]	EUR	100,000	113,846
UniCredit SpA 5.650%, due 08/24/18	EUR	100,000	120,904
Total Italy corporate notes			1,168,848
Japan—0.02%
Sumitomo Mitsui Banking Corp. 1.000%, due 01/19/22[2]	EUR	150,000	162,284
Jersey—0.06%
AA Bond Co. Ltd. 4.720%, due 07/31/18[2]	GBP	100,000	148,111
Heathrow Funding Ltd. 1.875%, due 05/23/22[2]	EUR	200,000	227,714
Prosecure Funding 4.668%, due 06/30/16	EUR	100,000	108,649
Total Jersey corporate notes			484,474
	Face amount		Value
Corporate notes—(continued)
Luxembourg—0.08%
Fiat Chrysler Finance Europe 7.000%, due 03/23/17[2]	EUR	100,000	$113,822
FMC Finance VIII SA 6.500%, due 09/15/18[2]	EUR	44,000	54,005
Glencore Finance Europe SA 4.625%, due 04/03/18[2,5]	EUR	200,000	201,427
Prologis International Funding II SA 2.875%, due 04/04/22[2]	EUR	125,000	143,053
Talanx Finanz Luxembourg SA 8.367%, due 06/15/42[2,3]	EUR	100,000	133,137
Total Luxembourg corporate notes			645,444
Mexico—0.03%
America Movil SAB de CV 4.750%, due 06/28/22	EUR	100,000	131,523
Petroleos Mexicanos 3.125%, due 11/27/20[2]	EUR	100,000	103,861
Total Mexico corporate notes			235,384
Netherlands—0.34%
Achmea BV 2.500%, due 11/19/20[2]	EUR	100,000	115,695
BAT Netherlands Finance BV 3.125%, due 03/06/29[2]	EUR	100,000	120,030
Bharti Airtel International Netherlands BV 4.000%, due 12/10/18[2]	EUR	100,000	114,830
BMW Finance N.V. 2.625%, due 01/17/24[2]	EUR	100,000	119,949
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 2.500%, due 05/26/26[2,3]	EUR	100,000	108,748
Deutsche Annington Finance BV 3.125%, due 07/25/19	EUR	200,000	231,768
4.000%, due 12/17/21[2,3,4]	EUR	100,000	101,830
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	60,000	76,168
EDP Finance BV 4.125%, due 01/20/21[2]	EUR	100,000	115,818
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/25/16[2,3,4]	EUR	50,000	54,695
Enel Finance International N.V. 5.750%, due 10/24/18	EUR	100,000	124,325
Gas Natural Fenosa Finance BV 4.125%, due 11/18/22[2,3,4]	EUR	100,000	97,367
General Motors Financial International BV 1.875%, due 10/15/19[2]	EUR	100,000	110,009
ING Bank N.V. 3.500%, due 11/21/23[2,3]	EUR	100,000	114,090
JAB Holdings BV 1.500%, due 11/24/21[2]	EUR	100,000	106,155
Linde Finance BV 7.375%, due 07/14/66[3]	EUR	100,000	111,255

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Corporate notes—(continued)
Netherlands—(concluded)
Petrobras Global Finance BV 2.750%, due 01/15/18	EUR	100,000	$89,643
Telefonica Europe BV 4.200%, due 12/04/19[2,3,4]	EUR	300,000	308,528
5.875%, due 02/14/33[2]	EUR	50,000	74,844
Volkswagen International Finance N.V. 0.875%, due 01/16/23[2]	EUR	127,000	126,807
3.250%, due 01/21/19[2]	EUR	50,000	57,046
3.500%, due 03/20/30[2,3,4]	EUR	200,000	173,328
3.875%, due 09/04/18[2,3,4]	EUR	50,000	52,123
Total Netherlands corporate notes			2,705,051
Norway—0.04%
DNB Bank ASA 3.000%, due 09/26/23[2,3]	EUR	200,000	222,752
Statkraft AS 2.500%, due 11/28/22[2]	EUR	100,000	118,480
Total Norway corporate notes			341,232
Spain—0.10%
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[2,3,4]	EUR	200,000	202,013
BBVA Subordinated Capital SAU 3.500%, due 04/11/24[2,3]	EUR	100,000	111,077
Ferrovial Emisiones SA 3.375%, due 01/30/18[2]	EUR	100,000	114,568
Gas Natural Capital Markets SA 4.125%, due 01/26/18[2]	EUR	100,000	116,467
Inmobiliaria Colonial SA 1.863%, due 06/05/19[2]	EUR	100,000	108,705
Telefonica Emisiones SAU 4.797%, due 02/21/18[2]	EUR	100,000	118,004
Total Spain corporate notes			770,834
United Kingdom—0.34%
Abbey National Treasury Services PLC 1.125%, due 01/14/22[2]	EUR	100,000	108,098
2.625%, due 07/16/20[2]	EUR	100,000	116,879
Anglo American Capital PLC 3.250%, due 04/03/23[2]	EUR	100,000	69,890
Babcock International Group PLC 1.750%, due 10/06/22[2]	EUR	100,000	109,592
Brambles Finance PLC 4.625%, due 04/20/18[2]	EUR	100,000	118,221
Coventry Building Society 2.500%, due 11/18/20[2]	EUR	100,000	116,496
FCE Bank PLC 1.875%, due 04/18/19[2]	EUR	100,000	111,674
1.875%, due 06/24/21[2]	EUR	200,000	220,121
G4S International Finance PLC 2.625%, due 12/06/18[2]	EUR	100,000	113,956
	Face amount		Value
Corporate notes—(continued)
United Kingdom—(concluded)
Hammerson PLC 2.750%, due 09/26/19[2]	EUR	100,000	$115,703
Heathrow Finance PLC 7.125%, due 03/01/17[2]	GBP	50,000	73,837
Imperial Tobacco Finance PLC 5.000%, due 12/02/19[2]	EUR	100,000	125,668
LBG Capital No. 2 PLC, Series 22 15.000%, due 12/21/19[2]	EUR	50,000	75,156
Leeds Building Society 2.625%, due 04/01/21[2]	EUR	200,000	229,012
Lloyds Bank PLC 7.625%, due 04/22/25[2]	GBP	50,000	89,981
Lloyds TSB Bank PLC 10.375%, due 02/12/24[2,3]	EUR	50,000	68,297
Mondi Finance PLC 3.375%, due 09/28/20[2]	EUR	100,000	118,807
Motability Operations Group PLC 3.250%, due 11/30/18[2]	EUR	100,000	117,574
Rentokil Initial PLC 3.250%, due 10/07/21[2]	EUR	100,000	119,650
Royal Bank of Scotland PLC 4.625%, due 09/22/21[3]	EUR	65,000	70,593
5.375%, due 09/30/19[2]	EUR	50,000	63,749
Sky PLC 1.500%, due 09/15/21[2]	EUR	100,000	109,766
Tesco PLC 3.375%, due 11/02/18[2]	EUR	100,000	112,047
Yorkshire Building Society 2.125%, due 03/18/19[2]	EUR	100,000	112,648
Total United Kingdom corporate notes			2,687,415
United States—0.38%
AT&T, Inc. 2.500%, due 03/15/23	EUR	200,000	231,219
Bank of America Corp. 1.375%, due 09/10/21[2]	EUR	100,000	109,044
4.750%, due 04/03/17[2]	EUR	100,000	114,106
Citigroup, Inc. 0.509%, due 05/31/17[3]	EUR	100,000	108,016
1.375%, due 10/27/21[2]	EUR	120,000	131,583
DIRECTV Holdings LLC/ DIRECTV Financing Co., Inc. 2.750%, due 05/19/23	EUR	100,000	116,884
Eli Lilly & Co. 2.125%, due 06/03/30	EUR	100,000	111,569
GE Capital Trust II 5.500%, due 09/15/67[2,3]	EUR	100,000	115,465
JPMorgan Chase & Co. 1.375%, due 09/16/21[2]	EUR	300,000	331,441
Kinder Morgan, Inc. 1.500%, due 03/16/22	EUR	100,000	92,436
Merck & Co., Inc. 1.875%, due 10/15/26	EUR	100,000	114,131

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Corporate notes—(concluded)
United States—(concluded)
Merrill Lynch & Co., Inc. 4.625%, due 09/14/18	EUR	50,000	$59,164
Metropolitan Life Global Funding I 0.875%, due 01/20/22[2]	EUR	200,000	214,583
2.375%, due 09/30/19[2]	EUR	100,000	115,818
Morgan Stanley 1.875%, due 03/30/23	EUR	100,000	111,283
5.500%, due 10/02/17	EUR	50,000	58,942
Pemex Project Funding Master Trust 6.375%, due 08/05/16[2]	EUR	50,000	55,451
Philip Morris International, Inc. 1.875%, due 03/03/21	EUR	100,000	114,610
2.875%, due 03/03/26	EUR	100,000	121,941
Praxair, Inc. 1.625%, due 12/01/25	EUR	100,000	111,270
RELX Capital, Inc. 1.300%, due 05/12/25	EUR	100,000	106,380
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	100,000	116,449
Wells Fargo & Co. 2.125%, due 06/04/24[2]	EUR	100,000	114,911
2.250%, due 05/02/23[2]	EUR	100,000	116,135
Total United States corporate notes			2,992,831
Total corporate notes (cost—$20,712,996)			18,532,773
Non-US government obligations—2.41%
Germany—0.18%
Bundesrepublik Deutschland 0.500%, due 02/15/25[2]	EUR	1,190,000	1,323,230
4.750%, due 07/04/34[2]	EUR	70,000	126,394
Total Germany			1,449,624
Mexico—2.23%
Mexican Bonos 6.500%, due 06/10/21	MXN	75,030,000	4,355,269
7.500%, due 06/03/27	MXN	71,915,000	4,376,833
8.500%, due 05/31/29	MXN	66,950,000	4,388,259
10.000%, due 12/05/24	MXN	61,670,000	4,371,589
Total Mexico			17,491,950
Total non-US government obligations (cost—$24,387,692)			18,941,574
Time deposits—25.10%
ABN Amro Bank N.V. 0.450%, due 03/14/16	USD	10,000,000	9,994,758
Agence Centrale Organismes 0.365%, due 02/08/16	USD	5,000,000	4,999,646
Asian Development Bank 0.450%, due 04/11/16	USD	10,000,000	9,991,260
Banque Nationale De Paris 0.300%, due 02/01/16	USD	14,406,929	14,406,929
	Face amount		Value
Time deposits—(concluded)
Commonwealth Bank of Australia 0.410%, due 03/10/16	USD	7,500,000	$7,500,000
Credit Agricole 0.450%, due 03/03/16	USD	3,500,000	3,500,000
DBS Bank Ltd. 0.650%, due 05/03/16	USD	5,004,000	5,004,000
Den Danske Bank 0.350%, due 02/01/16	USD	8,714,682	8,714,682
DGZ Dekabank 0.470%, due 02/29/16	USD	3,000,000	2,998,904
DZ Bank AG 0.300%, due 02/01/16	USD	14,794,223	14,794,223
European Investment Bank 0.260%, due 02/08/16	USD	10,000,000	9,999,495
Goldman Sachs International BA 0.520%, due 03/08/16	USD	10,000,000	10,000,000
KBC Bank N.V. 0.250%, due 02/01/16	USD	14,852,101	14,852,101
Landeskreditbank Baden Wurtt 0.400%, due 02/11/16	USD	10,000,000	9,998,889
Lloyds Bank PLC 0.300%, due 02/01/16	USD	7,844,940	7,844,940
Mizuho Corporate Bank 0.390%, due 02/03/16	USD	10,000,000	10,000,000
National Australia Bank Ltd. 1.000%, due 03/11/16	USD	7,500,000	7,500,000
National Building Society 0.420%, due 02/16/16	USD	15,000,000	15,000,000
Natixis 0.010%, due 06/01/16	USD	10,000,000	10,000,000
NRW Bank 0.410%, due 02/09/16	USD	10,000,000	9,999,089
Standard Chartered Bank 0.920%, due 07/29/16	USD	10,000,000	10,000,000
Total time deposits (cost—$197,098,916)			197,098,916
Short-term US government obligations[6]—21.67%
US Treasury Bills 0.005%, due 02/25/16[1]	USD	2,765,000	2,764,569
0.011%, due 03/03/16[1]	USD	5,000,000	4,998,990
0.022%, due 03/17/16[1]	USD	7,500,000	7,497,825
0.064%, due 04/07/16	USD	24,039,000	24,027,221
0.075%, due 03/31/16[1]	USD	1,330,000	1,329,355
0.186%, due 04/28/16[1]	USD	10,491,000	10,483,090
0.241%, due 02/11/16	USD	15,012,000	15,011,099
0.250%, due 05/26/16[1]	USD	11,600,000	11,587,147
0.263%, due 03/03/16[1]	USD	2,765,000	2,764,441
0.285%, due 07/21/16[1]	USD	10,200,000	10,180,610
0.291%, due 06/23/16[1]	USD	11,600,000	11,582,913
0.296%, due 05/19/16[1]	USD	5,500,000	5,494,506
0.315%, due 03/31/16[1]	USD	24,523,000	24,511,106
0.330%, due 05/26/16[1]	USD	5,000,000	4,994,460
0.355%, due 08/18/16	USD	10,600,000	10,574,231
0.411%, due 10/13/16[1]	USD	8,500,000	8,474,543

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Face amount		Value
Short-term US government obligations[6]—(concluded)
0.417%, due 09/15/16[1]	USD	8,663,000	8,639,627
0.488%, due 11/10/16	USD	5,256,000	5,240,032
Total short-term US government obligations (cost—$170,206,196)			170,155,765
Repurchase agreement—4.77%
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $3,310,913 US Treasury Bond, 8.125% due 08/15/21 and $32,113,886 US Treasury Notes, 2.125% to 2.250% due 07/31/21 to 08/15/21; (value—$38,250,385); proceeds: $37,500,031 (cost—$37,500,000)		37,500,000	37,500,000
	Number of contracts/ Notional amount
Options purchased—0.47%
Put options & swaptions purchased—0.47%
Apple Inc., Flex, strike @ 125, expires 06/17/16		128	382,080
Euro STOXX 50 Index, strike @ 3,000, expires 12/16/16		150	475,785
Euro STOXX 50 Index, strike @ 3,000, expires 12/21/18		150	914,685
Euro STOXX 50 Index, strike @ 3,400, expires 12/15/17		181	1,382,934
Swiss Market Index, strike @ 8,700, expires 03/18/16		360	183,338
6 Month EURIBOR Interest Rate Swap, strike @ 4.000%, expires 01/09/34 (counterparty: RBS; receive floating rate); underlying swap terminates 01/11/54[7]	EUR	10,000,000	345,165
Total put options & swaptions purchased			3,683,987
Total options purchased (cost—$3,088,395)			3,683,987
Total investments before investments sold short (cost—$800,887,768)—99.10%			778,325,781
	Number of shares	Value
Investments sold short—(6.44)%
Common stocks—(4.98)%
Australia—(0.15)%
Alumina Ltd.	(1,042,161)	$(780,075)
South32 Ltd.	(616,226)	(432,518)
Total Australia common stocks		(1,212,593)
Belgium—(0.01)%
UCB SA	(931)	(79,601)
Bermuda—(0.03)%
Nabors Industries Ltd.	(37,315)	(274,638)
Canada—(0.31)%
Cenovus Energy, Inc.	(98,200)	(1,209,888)
Kinross Gold Corp.	(57,500)	(94,814)
Restaurant Brands International, Inc.	(12,500)	(422,139)
Yamana Gold, Inc.	(388,800)	(668,862)
Total Canada common stocks		(2,395,703)
Germany—(0.12)%
SAP SE	(9,839)	(784,020)
ThyssenKrupp AG	(7,388)	(114,154)
Total Germany common stocks		(898,174)
Ireland—(0.12)%
Alkermes PLC	(17,069)	(546,379)
Weatherford International PLC	(57,426)	(387,051)
Total Ireland common stocks		(933,430)
Italy—(0.18)%
Banca Monte dei Paschi di Siena SpA	(627,907)	(455,770)
UniCredit SpA	(254,147)	(982,486)
Total Italy common stocks		(1,438,256)
Japan—(0.34)%
ACOM Co. Ltd.	(117,000)	(531,665)
Hulic Co. Ltd.	(55,800)	(481,149)
Mitsubishi Estate Co. Ltd.	(45,000)	(890,850)
Mitsui O.S.K. Lines Ltd.	(93,000)	(184,274)
Nissin Food Products Co. Ltd.	(6,100)	(310,953)
NTT Urban Development Corp.	(26,100)	(256,246)
Total Japan common stocks		(2,655,137)
Sweden—(0.04)%
Lundin Petroleum AB	(23,076)	(331,778)
United Kingdom—(0.38)%
Fresnillo PLC	(170,633)	(1,766,205)
Royal Bank of Scotland Group PLC	(340,342)	(1,232,125)
Total United Kingdom common stocks		(2,998,330)
United States—(3.30)%
Alcoa, Inc.	(189,395)	(1,380,690)
Alnylam Pharmaceuticals, Inc.	(15,298)	(1,054,644)
American Express Co.	(2,731)	(146,109)
American Tower Corp.	(28,819)	(2,718,784)
AT&T, Inc.	(12,891)	(464,850)
Autodesk, Inc.	(34,356)	(1,608,548)
Cabot Oil & Gas Corp.	(7,556)	(156,787)
Cheniere Energy, Inc.	(36,742)	(1,104,097)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
United States—(continued)
Cimarex Energy Co.	(9,807)	$(912,051)
Cobalt International Energy, Inc.	(79,987)	(303,151)
Communications Sales & Leasing, Inc.	(42,071)	(808,184)
Continental Resources, Inc.	(38,976)	(822,783)
Deere & Co.	(5,172)	(398,296)
Energen Corp.	(4,084)	(144,043)
EOG Resources, Inc.	(20,391)	(1,448,169)
FMC Corp.	(21,113)	(754,156)
Freeport-McMoRan, Inc.	(170,442)	(784,033)
Halliburton Co.	(42,663)	(1,356,257)
Hess Corp.	(12,118)	(515,015)
Ionis Pharmaceuticals, Inc.	(17,236)	(670,998)
MGM Resorts International	(13,453)	(270,136)
Micron Technology, Inc.	(98,278)	(1,084,006)
Motorola Solutions, Inc.	(17,174)	(1,146,708)
Noble Energy, Inc.	(19,582)	(633,869)
Occidental Petroleum Corp.	(27,023)	(1,859,993)
Pioneer Natural Resources Co.	(4,348)	(538,935)
Puma Biotechnology, Inc.	(7,022)	(293,098)
The Boeing Co.	(1,977)	(237,497)
United Parcel Service, Inc., Class B	(2,317)	(215,944)
United Rentals, Inc.	(842)	(40,340)
Vertex Pharmaceuticals, Inc.	(9,239)	(838,439)
Wal-Mart Stores, Inc.	(6,525)	(432,999)
	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United States—(concluded)
Workday, Inc., Class A	(11,987)	$(755,301)
Total United States common stocks		(25,898,910)
Total common stocks (proceeds—$48,330,909)		(39,520,075)
Investment companies—(1.46)%
Consumer Discretionary Select Sector SPDR Fund	(17,983)	(1,332,720)
Health Care Select Sector SPDR Fund	(8,992)	(597,698)
Industrial Select Sector SPDR Fund	(23,951)	(1,197,310)
Materials Select Sector SPDR Fund	(29,681)	(1,150,436)
SPDR S&P 500 ETF Trust	(28,726)	(5,569,110)
SPDR S&P Regional Banking ETF	(31,909)	(1,169,784)
Technology Select Sector SPDR Fund	(10,026)	(413,472)
Total Investment companies (proceeds—$11,974,291)		(11,430,530)
Total investments sold short (proceeds—$59,905,558)		(50,547,080)
Other assets in excess of liabilities—7.34%		57,634,151
Net assets—100.00%		$785,412,852

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 247.

Aggregate cost for federal income tax purposes before investments sold short was substantially the same for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$18,459,350
Gross unrealized depreciation	(41,021,337)
Net unrealized depreciation	$(22,561,987)

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation
128	Apple Inc., Flex, strike @ 125	06/17/16	$146,207	$(5,504)	$140,703
360	Swiss Market Index, strike @ 8,700	03/18/16	93,261	(19,489)	73,772
			$239,468	$(24,993)	$214,475

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Written options activity for the six months ended January 31, 2016 was as follows:

	Number of Contracts	Premiums received
Options outstanding at July 31, 2015	2,422	$953,547
Options written	3,630	1,449,926
Options exercised	(144)	(28,812)
Options terminated in closing purchase transactions	(2,996)	(1,504,478)
Options expired prior to exercise	(2,424)	(630,715)
Options outstanding at January 31, 2016	488	$239,468

Foreign exchange written options activity for the six months ended January 31, 2016 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2015	$668,268
Foreign exchange options written	—
Foreign exchange options terminated in closing purchase transactions	(668,268)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at January 31, 2016	$—

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
7	USD	Ultra Long US Treasury Bond Futures	March 2016	$1,156,389	$1,163,313	$6,924
14	USD	US Long Bond Futures	March 2016	2,240,763	2,254,437	13,674
54	USD	US Treasury Note 10 Year Futures	March 2016	6,940,681	6,997,219	56,538
328	USD	US Treasury Note 10 Year Futures*	March 2016	41,455,473	42,501,625	1,046,152
91	USD	US Treasury Note 2 Year Futures	March 2016	19,861,333	19,894,875	33,542
23	USD	US Treasury Note 2 Year Futures**	March 2016	5,021,254	5,028,375	7,121
109	USD	US Treasury Note 5 Year Futures	March 2016	13,060,117	13,153,234	93,117
Index futures buy contracts:
28	CAD	S&P TSX 60 Index Futures	March 2016	2,851,164	3,009,265	158,101
632	EUR	EURO STOXX 50 Index Futures	March 2016	22,234,530	20,731,076	(1,503,454)
41	EUR	FTSE MIB Index Futures	March 2016	4,134,695	4,131,513	(3,182)
5	GBP	FTSE 100 Index Futures	March 2016	433,230	427,969	(5,261)
160	JPY	JGB MINI 10 Year Futures	March 2016	19,667,491	19,886,177	218,686
17	JPY	NIKKEI 225 Index Futures	March 2016	2,769,918	2,477,016	(292,902)
428	USD	NASDAQ 100 E-Mini Index Futures	March 2016	39,330,098	36,491,280	(2,838,818)
33	USD	S&P 500 E-Mini Index Futures	March 2016	3,101,862	3,184,665	82,803
Interest rate futures buy contracts:
327	AUD	Australian Bond 10 Year Futures	March 2016	29,401,020	29,950,533	549,513
32	CAD	Canada Government Bond 10 Year Futures	March 2016	3,255,120	3,262,817	7,697
31	CAD	Canadian Bankers Acceptance Futures	June 2016	5,496,034	5,495,092	(942)
40	CAD	Canadian Bankers Acceptance Futures	September 2016	7,085,387	7,092,583	7,196
2	CHF	3 month Euroswiss Interest Rate Futures	June 2016	492,359	492,556	197
4	CHF	3 month Euroswiss Interest Rate Futures	September 2016	985,531	985,308	(223)
5	CHF	3 month Euroswiss Interest Rate Futures	December 2016	1,231,404	1,231,635	231
60	EUR	3 Month EURIBOR Futures	June 2016	16,287,236	16,299,879	12,643

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded):
54	EUR	3 Month EURIBOR Futures	September 2016	$14,659,371	$14,673,547	$14,176
60	EUR	3 Month EURIBOR Futures	December 2016	16,285,154	16,304,754	19,600
66	EUR	3 Month EURIBOR Futures	March 2017	17,907,833	17,933,442	25,609
70	EUR	3 Month EURIBOR Futures	June 2017	18,985,853	19,017,474	31,621
75	EUR	3 Month EURIBOR Futures	September 2017	20,341,822	20,370,787	28,965
45	EUR	3 Month EURIBOR Futures	December 2017	12,197,100	12,218,206	21,106
41	EUR	German Euro BOBL Futures	March 2016	5,836,719	5,881,920	45,201
53	EUR	German Euro BOBL Futures**	March 2016	7,564,445	7,603,458	39,013
33	EUR	German Euro Bund Futures	March 2016	5,706,789	5,839,585	132,796
2	EUR	German Euro Buxl 30 Year Futures	March 2016	344,128	352,333	8,205
175	EUR	German Euro Schatz Futures**	March 2016	21,163,192	21,199,511	36,319
8	EUR	Italian Government Bond Futures	March 2016	1,202,626	1,212,777	10,151
23	EUR	Italian Government Bond Futures**	March 2016	3,478,662	3,486,732	8,070
2	EUR	Mid-Term Euro-OAT Futures	March 2016	329,257	334,653	5,396
17	EUR	Mid-Term Euro-OAT Futures**	March 2016	2,807,137	2,844,552	37,415
61	GBP	90-Day Sterling Pound Futures	June 2016	10,782,303	10,804,014	21,711
61	GBP	90-Day Sterling Pound Futures	September 2016	10,784,899	10,805,100	20,201
34	GBP	90-Day Sterling Pound Futures	December 2016	6,005,704	6,020,698	14,994
66	GBP	90-Day Sterling Pound Futures	March 2017	11,647,309	11,679,009	31,700
61	GBP	90-Day Sterling Pound Futures	June 2017	10,754,161	10,783,370	29,209
56	GBP	90-Day Sterling Pound Futures	September 2017	9,866,148	9,890,511	24,363
53	GBP	90-Day Sterling Pound Futures	December 2017	9,328,661	9,352,166	23,505
45	GBP	United Kingdom Long Gilt Bond Futures	March 2016	7,598,450	7,714,975	116,525
22	GBP	United Kingdom Long Gilt Bond Futures*	March 2016	3,736,533	3,771,765	35,232
26	USD	90-Day Eurodollar Futures	June 2016	6,452,604	6,456,125	3,521
46	USD	90-Day Eurodollar Futures	September 2016	11,408,818	11,415,475	6,657
48	USD	90-Day Eurodollar Futures	December 2016	11,886,070	11,902,200	16,130
46	USD	90-Day Eurodollar Futures	March 2017	11,376,632	11,397,075	20,443
45	USD	90-Day Eurodollar Futures	June 2017	11,116,329	11,138,063	21,734
42	USD	90-Day Eurodollar Futures	September 2017	10,363,545	10,385,550	22,005
42	USD	90-Day Eurodollar Futures	December 2017	10,351,493	10,375,050	23,557
				$550,762,836	$549,307,319	$(1,455,517)
				Proceeds
Index futures sell contracts:
95	AUD	ASX SPI 200 Index Futures	March 2016	$8,174,508	$8,345,701	$(171,193)
55	BRL	ibovespa Index Futures**	February 2016	630,795	534,283	96,512
14	CAD	S&P TSX 60 Index Futures	March 2016	1,513,397	1,504,633	8,764
11	CHF	Swiss Market Index Futures**	March 2016	846,291	880,344	(34,053)
24	EUR	Amsterdam Index Futures	February 2016	2,095,100	2,233,072	(137,972)
46	EUR	CAC 40 Index Futures	February 2016	2,125,439	2,198,081	(72,642)
10	EUR	DAX Index Futures	March 2016	2,633,067	2,642,170	(9,103)
32	EUR	EURO STOXX 50 Index Futures	March 2016	1,058,087	1,049,675	8,412
3	EUR	FTSE MIB Index Futures	March 2016	319,010	302,306	16,704
26	EUR	IBEX 35 Index Futures	February 2016	2,470,788	2,469,719	1,069

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Index futures sell contracts—(concluded):
136	GBP	FTSE 100 Index Futures	March 2016	$11,591,168	$11,640,743	$(49,575)
28	HKD	H-Shares Index Futures**	February 2016	1,453,622	1,491,431	(37,809)
24	HKD	Hang Seng Index Futures	February 2016	2,955,316	3,041,776	(86,460)
7	JPY	NIKKEI 225 Index Futures	March 2016	991,951	1,019,948	(27,997)
46	JPY	TOPIX Index Futures	March 2016	5,308,789	5,467,641	(158,852)
19	KRW	Kospi 200 Index Futures	March 2016	1,848,419	1,840,729	7,690
116	SEK	OMX 30 Index Futures	February 2016	1,832,119	1,828,727	3,392
10	SGD	MSCI Singapore Index Futures	February 2016	202,236	207,005	(4,769)
11	TWD	Taiex Futures Index Futures**	February 2016	510,715	531,432	(20,717)
18	USD	Dow Jones E-Mini Index Futures	March 2016	1,466,453	1,472,040	(5,587)
20	USD	Mini MSCI Emerging Markets (EM) Index Futures	March 2016	766,269	747,800	18,469
3	USD	MSCI EAFE Mini Index Futures	March 2016	248,177	240,240	7,937
23	USD	MSCI Taiwan Index Futures**	February 2016	658,416	679,650	(21,234)
13	USD	NASDAQ 100 E-Mini Index Futures	March 2016	1,085,836	1,108,380	(22,544)
466	USD	Russell 2000 Mini Index Futures	March 2016	52,214,736	48,063,240	4,151,496
373	USD	S&P 500 E-Mini Index Futures	March 2016	37,647,042	35,996,365	1,650,677
8	USD	S&P Midcap 400 E-Mini Index Futures	March 2016	1,103,021	1,051,840	51,181
17	USD	SGX 50 NIFTY Index Futures	February 2016	252,582	256,734	(4,152)
8	USD	SGX 50 NIFTY Index Futures**	February 2016	119,342	120,816	(1,474)
13	USD	SGX FTSE China A50 Index Futures	February 2016	114,593	114,432	161
16	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	March 2016	448,880	445,706	3,174
Interest rate futures sell contracts:
28	AUD	Australian Bond 10 Year Futures	March 2016	2,533,801	2,564,572	(30,771)
32	AUD	Australian Bond 3 Year Futures	March 2016	2,527,585	2,536,451	(8,866)
74	CAD	Canada Government Bond 10 Year Futures*	March 2016	7,420,294	7,545,264	(124,970)
37	EUR	German Euro Bund Futures*	March 2016	6,458,638	6,547,413	(88,775)
7	JPY	JGB MINI 10 Year Futures	March 2016	864,611	870,020	(5,409)
				$164,491,093	$159,590,379	$4,900,714
						$3,445,197

*  Exposure to Futures Contracts is achieved through the use of a swap contract with Barclays Bank PLC.

**  Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	14,288,003	USD	10,222,710	03/16/16	$130,989
BB	AUD	7,385,329	USD	5,182,464	03/16/16	(33,848)
BB	CAD	41,512,363	USD	30,233,779	03/16/16	600,936
BB	CAD	11,790,891	USD	8,319,747	03/16/16	(96,965)
BB	CHF	6,000,000	GBP	3,917,984	02/29/16	(280,527)
BB	CHF	1,232,000	USD	1,211,099	04/05/16	5,197
BB	CHF	1,232,000	USD	1,211,485	04/12/16	5,184
BB	CHF	1,232,000	USD	1,211,862	04/19/16	5,162

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	CHF	1,232,000	USD	1,212,248	04/26/16	$5,149
BB	EUR	15,681,009	USD	17,161,401	03/16/16	155,573
BB	GBP	491,171	CHF	719,040	02/16/16	2,437
BB	GBP	585,707	CHF	857,000	02/29/16	2,894
BB	GBP	585,753	CHF	857,000	03/02/16	2,892
BB	GBP	22,778,922	USD	33,576,771	03/16/16	1,116,706
BB	JPY	373,460,457	USD	3,036,264	03/16/16	(51,617)
BB	JPY	755,234,689	USD	6,431,347	03/16/16	186,844
BB	KRW	3,995,000,000	USD	3,508,233	02/05/16	176,303
BB	KRW	5,000,000,000	USD	4,110,051	02/29/16	(57,516)
BB	KRW	3,995,000,000	USD	3,316,674	04/05/16	(10,478)
BB	KRW	5,920,000,000	USD	4,963,778	04/12/16	34,200
BB	KRW	5,665,000,000	USD	4,688,987	04/21/16	(27,305)
BB	NOK	38,167,137	USD	4,339,048	03/16/16	(55,364)
BB	NOK	9,658,197	USD	1,117,634	03/16/16	5,628
BB	NZD	75,787,343	USD	50,224,861	03/16/16	1,272,142
BB	SEK	364,443,669	USD	43,003,730	03/16/16	489,624
BB	SGD	24,402,039	USD	17,274,725	03/16/16	160,826
BB	USD	7,494,034	AUD	10,332,064	03/16/16	(196,422)
BB	USD	4,226,335	AUD	6,045,877	03/16/16	43,912
BB	USD	6,153,018	CAD	8,896,206	03/16/16	197,377
BB	USD	21,875,108	CAD	29,896,732	03/16/16	(533,872)
BB	USD	32,603,026	EUR	29,972,200	03/16/16	(98,607)
BB	USD	2,678,081	EUR	2,470,657	03/16/16	1,311
BB	USD	4,140,940	GBP	2,926,935	03/16/16	29,955
BB	USD	16,295,145	GBP	11,243,090	03/16/16	(273,693)
BB	USD	1,015,153	JPY	120,000,000	02/12/16	(23,783)
BB	USD	11,537,836	JPY	1,363,465,955	03/16/16	(264,298)
BB	USD	24,216,228	JPY	2,968,400,983	03/16/16	327,386
BB	USD	3,323,627	KRW	3,995,000,000	02/05/16	8,302
BB	USD	2,472,471	MXN	41,500,000	02/02/16	(184,425)
BB	USD	980,828	MXN	17,000,000	02/17/16	(44,452)
BB	USD	50,073,740	NOK	440,384,099	03/16/16	630,332
BB	USD	12,506,111	NZD	18,614,409	03/16/16	(482,653)
BB	USD	5,733,593	NZD	8,923,526	03/16/16	30,309
BB	USD	4,326,846	SEK	37,055,736	03/16/16	(4,116)
BB	USD	1,158,907	SGD	1,655,032	03/16/16	1,817
BB	USD	281,657	SGD	396,483	03/16/16	(3,591)
BNP	AUD	7,272,192	USD	5,220,845	02/02/16	73,950
BNP	AUD	860,000	USD	615,377	02/12/16	7,005
BNP	AUD	15,046,561	USD	10,540,281	05/05/16	(62,706)
BNP	CAD	600,000	USD	453,244	02/04/16	24,950
BNP	CAD	1,550,000	USD	1,185,506	02/12/16	79,081
BNP	CHF	6,000,000	GBP	3,915,488	03/02/16	(284,527)
BNP	EUR	5,801,000	USD	6,346,741	02/12/16	61,028
BNP	EUR	4,797,531	USD	5,262,575	03/16/16	59,722

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BNP	GBP	3,763,523	USD	5,804,666	02/12/16	$441,967
BNP	HKD	12,000,000	USD	1,548,634	02/12/16	6,289
BNP	INR	111,000,000	USD	1,636,444	02/18/16	5,549
BNP	INR	143,400,000	USD	2,108,824	02/23/16	3,659
BNP	INR	833,800,000	USD	12,202,569	02/23/16	(37,922)
BNP	INR	79,000,000	USD	1,152,107	04/18/16	3,371
BNP	JPY	475,000,000	USD	3,924,527	02/12/16	355
BNP	MXN	2,000,000	USD	121,084	02/17/16	10,922
BNP	RUB	13,595,425	USD	198,907	02/12/16	19,302
BNP	SGD	3,904,000	USD	2,790,505	02/25/16	51,227
BNP	SGD	3,904,000	USD	2,778,570	02/26/16	39,355
BNP	SGD	3,904,000	USD	2,780,251	02/29/16	41,225
BNP	SGD	3,904,000	USD	2,785,209	03/01/16	46,247
BNP	SGD	3,904,000	USD	2,767,440	03/02/16	28,541
BNP	USD	10,585,842	AUD	15,046,561	02/03/16	62,847
BNP	USD	1,082,300	EUR	1,000,000	02/08/16	1,155
BNP	USD	3,761,438	EUR	3,460,000	02/08/16	(12,685)
BNP	USD	109,392	EUR	100,000	04/15/16	(847)
BNP	USD	1,645,346	INR	111,000,000	02/18/16	(14,451)
BNP	USD	14,581,058	INR	977,200,000	02/23/16	(235,402)
BNP	USD	1,166,327	INR	79,000,000	04/18/16	(17,591)
BNP	USD	1,151,939	INR	79,000,000	04/20/16	(3,636)
BNP	USD	1,614,545	INR	111,000,000	05/18/16	(8,913)
BNP	USD	4,495,754	INR	310,400,000	05/26/16	(11,578)
BNP	USD	9,620,898	INR	666,800,000	05/26/16	11,990
BNP	USD	893,370	MXN	15,500,000	03/03/16	(40,505)
BNP	USD	463,666	SGD	653,000	02/25/16	(5,483)
BOA	CAD	600,000	USD	426,632	05/04/16	(1,707)
BOA	CHF	2,464,000	USD	2,435,440	04/05/16	23,635
BOA	CHF	2,464,000	USD	2,436,284	04/12/16	23,682
BOA	CHF	2,464,000	USD	2,437,119	04/19/16	23,721
BOA	CHF	2,464,000	USD	2,437,972	04/26/16	23,776
BOA	DKK	2,700,000	USD	397,328	03/16/16	4,916
BOA	EUR	8,327,804	USD	8,965,630	04/14/16	(73,524)
BOA	GBP	496,841	CHF	719,040	02/16/16	(5,641)
BOA	GBP	592,479	CHF	857,000	02/29/16	(6,755)
BOA	GBP	592,528	CHF	857,000	03/02/16	(6,762)
BOA	KRW	2,825,000,000	USD	2,355,252	04/15/16	3,035
BOA	KRW	2,825,000,000	USD	2,340,999	04/19/16	(11,009)
BOA	KRW	2,825,000,000	USD	2,328,457	04/25/16	(23,236)
BOA	KRW	2,825,000,000	USD	2,327,593	05/10/16	(23,451)
BOA	MXN	41,500,000	USD	2,238,366	02/02/16	(49,679)
BOA	USD	426,587	CAD	600,000	02/04/16	1,707
BOA	USD	928,028	EUR	840,000	02/12/16	(17,840)
BOA	USD	2,357,214	EUR	2,160,000	03/04/16	(15,550)
BOA	USD	305,546	GBP	200,000	02/12/16	(20,563)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BOA	USD	3,242,455	MXN	54,700,000	02/22/16	$(230,575)
BOA	USD	1,338,395	MXN	22,500,000	02/23/16	(99,591)
BOA	USD	2,223,672	MXN	41,500,000	05/03/16	50,083
CITI	AUD	10,602,500	USD	7,601,173	03/16/16	112,550
CITI	AUD	1,275,000	USD	890,341	03/16/16	(10,201)
CITI	BRL	1,548,500	USD	376,274	03/16/16	(5,887)
CITI	BRL	2,864,500	USD	717,764	03/16/16	10,823
CITI	CAD	17,813,500	USD	13,041,979	03/16/16	326,137
CITI	CAD	725,500	USD	514,215	03/16/16	(3,670)
CITI	CHF	5,700,000	GBP	3,789,483	02/16/16	(167,722)
CITI	CHF	57,500	USD	57,626	03/16/16	1,395
CITI	CLP	125,838,500	USD	174,526	03/16/16	(1,085)
CITI	CLP	289,400,000	USD	407,382	03/16/16	3,517
CITI	COP	231,499,000	USD	72,264	03/16/16	2,058
CITI	COP	361,378,000	USD	108,323	03/16/16	(1,271)
CITI	CZK	3,877,000	USD	156,703	03/16/16	1,124
CITI	CZK	690,000	USD	27,571	03/16/16	(118)
CITI	EUR	4,015,000	USD	4,257,773	03/04/16	(94,905)
CITI	EUR	25,792,000	USD	27,496,283	03/16/16	(474,769)
CITI	EUR	1,329,000	USD	1,447,435	03/16/16	6,154
CITI	EUR	3,039,000	USD	3,306,628	04/19/16	7,541
CITI	EUR	20,776,221	USD	22,723,767	04/27/16	163,991
CITI	GBP	1,492,729	CHF	2,157,120	02/16/16	(20,069)
CITI	GBP	1,780,016	CHF	2,571,000	02/29/16	(23,942)
CITI	GBP	1,780,154	CHF	2,571,000	03/02/16	(23,948)
CITI	GBP	1,110,000	USD	1,663,472	02/12/16	81,816
CITI	GBP	5,262,500	USD	7,774,604	03/16/16	275,519
CITI	HKD	670,000	USD	85,899	03/16/16	(215)
CITI	HUF	6,309,500	USD	21,975	03/16/16	34
CITI	HUF	164,341,000	USD	567,190	03/16/16	(4,312)
CITI	IDR	3,367,853,500	USD	238,805	03/16/16	(3,677)
CITI	ILS	8,500	USD	2,141	03/16/16	(7)
CITI	ILS	2,525,500	USD	645,989	03/16/16	7,663
CITI	INR	45,417,500	USD	672,079	03/16/16	7,801
CITI	INR	13,128,500	USD	191,333	03/16/16	(685)
CITI	JPY	507,298,500	USD	4,332,684	03/16/16	138,191
CITI	JPY	763,663,500	USD	6,229,840	03/16/16	(84,355)
CITI	KRW	4,406,110,500	USD	3,724,036	03/16/16	52,833
CITI	KRW	592,262,500	USD	490,998	03/16/16	(2,479)
CITI	MXN	139,101,630	USD	8,182,449	02/17/16	520,598
CITI	MXN	51,944,500	USD	3,033,684	03/16/16	178,148
CITI	MYR	2,185,500	USD	504,500	03/16/16	(19,884)
CITI	NOK	21,496,612	USD	2,487,880	03/16/16	12,845
CITI	NOK	27,150,388	USD	3,097,424	03/16/16	(28,563)
CITI	NZD	4,605,500	USD	2,947,653	03/16/16	(27,141)
CITI	NZD	10,272,500	USD	6,713,934	03/16/16	78,699

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	PHP	16,400,000	USD	344,539	03/16/16	$1,203
CITI	PHP	14,220,500	USD	296,877	03/16/16	(830)
CITI	PLN	9,760,500	USD	2,445,899	03/16/16	55,389
CITI	PLN	822,000	USD	199,907	03/16/16	(1,415)
CITI	SEK	25,508,500	USD	2,997,048	03/16/16	21,359
CITI	SEK	7,057,000	USD	816,767	03/16/16	(6,466)
CITI	SGD	2,600,000	USD	1,817,642	03/14/16	(5,904)
CITI	SGD	2,600,000	USD	1,820,378	03/15/16	(3,125)
CITI	SGD	1,125,000	USD	785,713	03/16/16	(3,284)
CITI	SGD	1,277,000	USD	903,045	03/16/16	7,446
CITI	SGD	2,600,000	USD	1,822,004	03/17/16	(1,413)
CITI	SGD	2,600,000	USD	1,821,371	03/18/16	(2,003)
CITI	TRY	7,406,500	USD	2,423,885	03/16/16	(51,133)
CITI	TRY	676,500	USD	228,271	03/16/16	2,206
CITI	TWD	34,702,000	USD	1,055,731	03/16/16	14,652
CITI	TWD	9,023,000	USD	269,075	03/16/16	(1,621)
CITI	USD	2,910,302	AUD	4,185,500	03/16/16	45,947
CITI	USD	4,489,489	AUD	6,190,500	03/16/16	(117,093)
CITI	USD	651,984	BRL	2,536,500	03/16/16	(25,992)
CITI	USD	7,335,688	CAD	10,514,000	03/16/16	169,539
CITI	USD	842,727	CAD	1,125,500	03/16/16	(39,309)
CITI	USD	86,160	CHF	85,000	03/16/16	(3,035)
CITI	USD	121,516	CLP	88,563,500	03/16/16	2,077
CITI	USD	107,490	CLP	75,558,000	03/16/16	(2,047)
CITI	USD	30,564	COP	97,158,000	03/16/16	(1,100)
CITI	USD	12,363	COP	41,376,000	03/16/16	185
CITI	USD	1,116,766	CZK	27,577,492	03/16/16	(10,113)
CITI	USD	330,370	CZK	8,401,508	03/16/16	6,773
CITI	USD	1,903,789	EUR	1,750,000	02/08/16	(7,743)
CITI	USD	4,461,768	EUR	4,124,500	03/16/16	11,193
CITI	USD	27,694,561	EUR	25,337,500	03/16/16	(216,408)
CITI	USD	107,348	EUR	98,253	04/15/16	(700)
CITI	USD	108,203	EUR	99,000	04/19/16	(730)
CITI	USD	2,113,933	GBP	1,412,500	03/16/16	(101,115)
CITI	USD	521,035	GBP	367,000	03/16/16	1,942
CITI	USD	547,552	HUF	159,210,898	03/16/16	6,109
CITI	USD	153,605	HUF	43,995,602	03/16/16	(609)
CITI	USD	519,071	IDR	7,328,394,000	03/16/16	8,568
CITI	USD	483,571	ILS	1,863,500	03/16/16	(12,567)
CITI	USD	1,145,815	INR	77,464,986	03/16/16	(12,809)
CITI	USD	11,108,889	JPY	1,323,305,000	03/16/16	(167,414)
CITI	USD	10,397,921	JPY	1,271,198,000	03/16/16	112,718
CITI	USD	287,508	KRW	347,702,000	03/16/16	2,199
CITI	USD	688,914	KRW	800,083,000	03/16/16	(22,280)
CITI	USD	1,222,188	MXN	21,306,500	03/16/16	(50,910)
CITI	USD	1,009,332	MXN	18,797,500	03/16/16	24,020

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	USD	546,329	MYR	2,328,500	03/16/16	$12,365
CITI	USD	2,683,946	NOK	23,754,000	03/16/16	50,995
CITI	USD	1,014,587	NOK	8,740,500	03/16/16	(8,240)
CITI	USD	5,125,395	NZD	7,709,000	03/16/16	(145,982)
CITI	USD	262,367	PHP	12,441,500	03/16/16	(1,904)
CITI	USD	3,703	PHP	178,500	03/16/16	34
CITI	USD	1,339,092	PLN	5,325,000	03/16/16	(34,910)
CITI	USD	54,226	PLN	224,000	03/16/16	636
CITI	USD	1,429,879	SEK	12,325,500	03/16/16	7,950
CITI	USD	2,002,551	SEK	16,995,000	03/16/16	(20,002)
CITI	USD	340,845	SGD	491,000	03/16/16	3,509
CITI	USD	689,699	SGD	973,000	03/16/16	(7,305)
CITI	USD	1,111,125	TRY	3,311,390	03/16/16	(4,564)
CITI	USD	216,140	TRY	648,610	03/16/16	605
CITI	USD	366,391	TWD	12,359,500	03/16/16	4,402
CITI	USD	268,044	TWD	8,788,000	03/16/16	(4,399)
CITI	USD	1,186,779	ZAR	19,728,500	03/16/16	45,022
CITI	USD	136,656	ZAR	2,069,500	03/16/16	(7,441)
CITI	ZAR	32,469,000	USD	2,216,040	03/16/16	188,751
CITI	ZAR	846,500	USD	51,544	03/16/16	(1,310)
CSI	AUD	10,602,500	USD	7,601,188	03/16/16	112,565
CSI	AUD	1,275,000	USD	890,345	03/16/16	(10,197)
CSI	BRL	1,548,500	USD	376,274	03/16/16	(5,887)
CSI	BRL	2,864,500	USD	717,771	03/16/16	10,830
CSI	CAD	17,824,500	USD	13,050,142	03/16/16	326,447
CSI	CAD	725,500	USD	514,251	03/16/16	(3,634)
CSI	CHF	99,500	USD	100,204	03/16/16	2,900
CSI	CLP	125,838,500	USD	174,526	03/16/16	(1,085)
CSI	CLP	289,400,000	USD	407,386	03/16/16	3,521
CSI	COP	242,546,000	USD	75,616	03/16/16	2,060
CSI	COP	361,378,000	USD	108,323	03/16/16	(1,271)
CSI	CZK	11,377,000	USD	459,897	03/16/16	3,351
CSI	CZK	690,000	USD	27,627	03/16/16	(62)
CSI	EUR	25,827,000	USD	27,533,911	03/16/16	(475,098)
CSI	EUR	1,527,000	USD	1,663,985	03/16/16	7,975
CSI	GBP	5,262,500	USD	7,774,602	03/16/16	275,516
CSI	HKD	938,000	USD	121,063	03/16/16	504
CSI	HKD	670,000	USD	85,980	03/16/16	(134)
CSI	HUF	6,309,500	USD	21,962	03/16/16	21
CSI	HUF	164,341,000	USD	567,216	03/16/16	(4,285)
CSI	IDR	3,367,853,500	USD	238,805	03/16/16	(3,677)
CSI	ILS	8,500	USD	2,142	03/16/16	(6)
CSI	ILS	2,525,500	USD	646,224	03/16/16	7,898
CSI	INR	45,417,500	USD	672,079	03/16/16	7,801
CSI	INR	13,128,500	USD	191,333	03/16/16	(685)
CSI	JPY	507,298,500	USD	4,332,684	03/16/16	138,191

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	JPY	763,663,500	USD	6,229,840	03/16/16	$(84,355)
CSI	KRW	4,406,110,500	USD	3,724,060	03/16/16	52,857
CSI	KRW	592,262,500	USD	491,009	03/16/16	(2,468)
CSI	MXN	51,944,500	USD	3,033,678	03/16/16	178,142
CSI	MYR	2,185,500	USD	504,552	03/16/16	(19,832)
CSI	NOK	21,496,611	USD	2,487,881	03/16/16	12,846
CSI	NOK	27,150,389	USD	3,097,554	03/16/16	(28,433)
CSI	NZD	4,605,500	USD	2,947,653	03/16/16	(27,141)
CSI	NZD	10,272,500	USD	6,713,955	03/16/16	78,720
CSI	PHP	16,400,000	USD	344,539	03/16/16	1,203
CSI	PHP	14,220,500	USD	296,877	03/16/16	(830)
CSI	PLN	9,760,500	USD	2,445,814	03/16/16	55,305
CSI	PLN	822,000	USD	199,880	03/16/16	(1,441)
CSI	SEK	25,508,500	USD	2,997,054	03/16/16	21,365
CSI	SEK	7,057,000	USD	816,767	03/16/16	(6,466)
CSI	SGD	1,125,000	USD	785,707	03/16/16	(3,290)
CSI	SGD	1,277,000	USD	903,049	03/16/16	7,450
CSI	TRY	7,406,500	USD	2,423,577	03/16/16	(51,441)
CSI	TRY	676,500	USD	228,271	03/16/16	2,206
CSI	TWD	36,534,000	USD	1,111,251	03/16/16	15,210
CSI	TWD	9,023,000	USD	269,075	03/16/16	(1,620)
CSI	USD	2,910,466	AUD	4,185,500	03/16/16	45,783
CSI	USD	4,489,542	AUD	6,190,500	03/16/16	(117,146)
CSI	USD	651,910	BRL	2,536,500	03/16/16	(25,918)
CSI	USD	7,335,688	CAD	10,514,000	03/16/16	169,539
CSI	USD	850,688	CAD	1,136,500	03/16/16	(39,418)
CSI	USD	133,522	CHF	133,000	03/16/16	(3,457)
CSI	USD	107,490	CLP	75,558,000	03/16/16	(2,047)
CSI	USD	268,842	CLP	196,542,500	03/16/16	5,439
CSI	USD	59,714	COP	191,895,000	03/16/16	(1,519)
CSI	USD	24,230	COP	81,377,000	03/16/16	449
CSI	USD	1,116,700	CZK	27,577,493	03/16/16	(10,047)
CSI	USD	330,361	CZK	8,401,507	03/16/16	6,782
CSI	USD	4,490,560	EUR	4,151,500	03/16/16	11,682
CSI	USD	28,060,413	EUR	25,670,500	03/16/16	(221,126)
CSI	USD	2,114,021	GBP	1,412,500	03/16/16	(101,202)
CSI	USD	521,096	GBP	367,000	03/16/16	1,881
CSI	USD	417,774	HKD	3,257,000	03/16/16	842
CSI	USD	547,783	HUF	159,210,898	03/16/16	5,878
CSI	USD	153,685	HUF	43,995,602	03/16/16	(689)
CSI	USD	519,071	IDR	7,328,394,000	03/16/16	8,568
CSI	USD	483,374	ILS	1,863,500	03/16/16	(12,369)
CSI	USD	1,145,818	INR	77,464,986	03/16/16	(12,811)
CSI	USD	11,108,889	JPY	1,323,305,000	03/16/16	(167,414)
CSI	USD	10,397,970	JPY	1,271,198,000	03/16/16	112,669

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CSI	USD	287,508	KRW	347,702,000	03/16/16	$2,199
CSI	USD	688,933	KRW	800,083,000	03/16/16	(22,298)
CSI	USD	1,222,070	MXN	21,306,500	03/16/16	(50,792)
CSI	USD	1,010,133	MXN	18,797,500	03/16/16	23,219
CSI	USD	593,457	MYR	2,533,500	03/16/16	14,425
CSI	USD	2,700,026	NOK	23,891,500	03/16/16	50,746
CSI	USD	998,724	NOK	8,603,000	03/16/16	(8,209)
CSI	USD	5,125,391	NZD	7,709,000	03/16/16	(145,977)
CSI	USD	262,367	PHP	12,441,500	03/16/16	(1,904)
CSI	USD	64,665	PHP	3,118,500	03/16/16	621
CSI	USD	1,339,093	PLN	5,325,000	03/16/16	(34,912)
CSI	USD	54,238	PLN	224,000	03/16/16	623
CSI	USD	1,429,879	SEK	12,325,500	03/16/16	7,950
CSI	USD	2,002,541	SEK	16,995,000	03/16/16	(19,993)
CSI	USD	340,908	SGD	491,000	03/16/16	3,445
CSI	USD	689,703	SGD	973,000	03/16/16	(7,309)
CSI	USD	722,543	TRY	2,149,690	03/16/16	(4,185)
CSI	USD	604,189	TRY	1,810,310	03/16/16	759
CSI	USD	503,784	TWD	16,960,500	03/16/16	5,041
CSI	USD	324,491	TWD	10,618,000	03/16/16	(5,945)
CSI	USD	1,186,882	ZAR	19,728,500	03/16/16	44,919
CSI	USD	136,656	ZAR	2,069,500	03/16/16	(7,441)
CSI	ZAR	32,469,000	USD	2,215,931	03/16/16	188,643
CSI	ZAR	846,500	USD	51,520	03/16/16	(1,334)
DB	AUD	3,230,000	USD	2,321,068	02/01/16	35,035
DB	AUD	15,046,561	USD	10,687,497	02/03/16	38,807
DB	AUD	10,530,372	USD	7,216,316	04/26/16	(207,227)
DB	AUD	3,230,000	USD	2,245,160	05/03/16	(31,149)
DB	AUD	7,272,192	USD	5,043,192	05/04/16	(81,587)
DB	CHF	1,700,000	USD	1,724,570	03/16/16	62,084
DB	CHF	975,000	USD	1,000,154	04/08/16	45,673
DB	EUR	3,586,000	USD	3,967,103	04/08/16	75,498
DB	EUR	18,958,253	USD	20,614,067	04/15/16	35,800
DB	GBP	874,854	CHF	1,283,040	02/16/16	6,603
DB	GBP	590,737	CHF	857,000	02/29/16	(4,273)
DB	GBP	590,784	CHF	857,000	03/02/16	(4,276)
DB	GBP	220,379	USD	321,123	04/15/16	7,054
DB	JPY	490,000,000	USD	4,004,906	03/16/16	(46,558)
DB	SEK	3,800,000	USD	450,430	03/16/16	7,141
DB	USD	2,254,650	AUD	3,230,000	02/01/16	31,383
DB	USD	5,064,492	AUD	7,272,192	02/02/16	82,402
DB	USD	1,407,375	EUR	1,300,000	02/08/16	1,116
DB	USD	1,527,631	EUR	1,400,000	02/08/16	(10,794)
DB	USD	383,832	EUR	350,000	04/08/16	(4,005)
DB	USD	351,097	EUR	324,000	04/08/16	515

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
DB	USD	1,369,561	GBP	940,000	02/12/16	$(30,141)
DB	USD	832,333	KRW	971,000,000	03/09/16	(23,160)
DB	USD	5,454,120	MXN	91,500,000	02/25/16	(417,017)
DB	USD	6,784,953	MXN	113,000,000	03/03/16	(567,297)
JPMCB	MXN	27,000,000	USD	1,467,391	02/17/16	(19,794)
JPMCB	SGD	3,575,000	USD	2,486,887	04/11/16	(18,823)
JPMCB	SGD	3,575,000	USD	2,476,251	04/14/16	(29,277)
JPMCB	SGD	3,575,000	USD	2,473,620	04/18/16	(31,666)
JPMCB	SGD	3,575,000	USD	2,476,208	04/21/16	(28,897)
JPMCB	USD	361,159	EUR	330,000	04/14/16	(2,970)
MSCI	AUD	5,142,870	USD	3,572,170	03/16/16	(60,276)
MSCI	AUD	23,059,737	USD	16,680,892	03/16/16	393,631
MSCI	CAD	34,804,646	USD	25,340,671	03/16/16	496,009
MSCI	CAD	16,115,415	USD	11,375,336	03/16/16	(128,359)
MSCI	EUR	15,537,014	USD	17,017,525	03/16/16	167,857
MSCI	GBP	9,795,693	USD	14,794,976	03/16/16	836,070
MSCI	GBP	1,570,617	USD	2,229,450	03/16/16	(8,686)
MSCI	JPY	1,716,689,034	USD	14,067,475	03/16/16	(126,616)
MSCI	JPY	1,114,652,686	USD	9,279,622	03/16/16	63,345
MSCI	NOK	364,861,494	USD	41,408,687	03/16/16	(600,012)
MSCI	NOK	78,492,432	USD	9,160,662	03/16/16	123,356
MSCI	NZD	11,836,779	USD	7,811,027	03/16/16	165,390
MSCI	SEK	5,580,516	USD	650,828	03/16/16	(166)
MSCI	SEK	59,249,338	USD	6,958,567	03/16/16	46,847
MSCI	SGD	19,153,175	USD	13,286,332	03/16/16	(146,377)
MSCI	SGD	18,147,516	USD	12,881,193	03/16/16	153,783
MSCI	USD	3,526,121	AUD	5,037,088	03/16/16	31,611
MSCI	USD	16,828,107	AUD	23,214,732	03/16/16	(431,372)
MSCI	USD	3,468,867	CAD	4,968,483	03/16/16	77,794
MSCI	USD	21,079,677	CAD	28,731,576	03/16/16	(570,166)
MSCI	USD	3,824,739	EUR	3,540,164	03/16/16	14,518
MSCI	USD	15,976,149	EUR	14,661,522	03/16/16	(75,940)
MSCI	USD	615,663	GBP	433,143	03/16/16	1,568
MSCI	USD	44,568	GBP	29,709	03/16/16	(2,232)
MSCI	USD	2,735,475	JPY	334,744,839	03/16/16	32,294
MSCI	USD	16,900,510	JPY	2,015,688,558	03/16/16	(234,203)
MSCI	USD	3,012,438	NOK	25,984,090	03/16/16	(20,733)
MSCI	USD	13,162,316	NOK	116,506,343	03/16/16	251,760
MSCI	USD	57,683,794	NZD	86,918,757	03/16/16	(1,541,049)
MSCI	USD	4,015,013	NZD	6,267,179	03/16/16	33,096
MSCI	USD	18,180,638	SEK	154,218,515	03/16/16	(190,307)
MSCI	USD	11,060,226	SGD	15,841,051	03/16/16	49,589
MSCI	USD	11,178,329	SGD	15,790,918	03/16/16	(103,674)
RBS	AUD	4,610,000	USD	3,297,112	03/16/16	41,035
RBS	CAD	1,660,000	USD	1,222,413	03/16/16	37,453

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBS	CHF	1,030,000	USD	1,043,827	02/12/16	$37,939
RBS	CHF	616,500	USD	609,997	04/05/16	6,557
RBS	CHF	616,500	USD	610,221	04/12/16	6,581
RBS	CHF	616,500	USD	610,438	04/19/16	6,599
RBS	CHF	616,500	USD	610,656	04/26/16	6,617
RBS	EUR	11,700,000	USD	12,910,714	02/08/16	234,294
RBS	GBP	573,468	CHF	821,760	02/16/16	(14,498)
RBS	GBP	599,072	CHF	858,000	02/29/16	(15,173)
RBS	GBP	599,118	CHF	858,000	03/02/16	(15,175)
RBS	NOK	1,000,000	USD	114,419	03/16/16	(717)
RBS	SEK	2,400,000	USD	281,100	02/12/16	1,428
RBS	SGD	450,000	USD	318,756	03/16/16	3,157
RBS	SGD	976,000	USD	683,839	03/29/16	(450)
RBS	SGD	976,000	USD	684,155	03/30/16	(118)
RBS	SGD	3,576,000	USD	2,502,100	03/31/16	(4,972)
RBS	SGD	976,000	USD	686,601	04/01/16	2,360
RBS	SGD	976,000	USD	689,022	04/05/16	4,846
RBS	USD	1,451,571	EUR	1,340,000	02/08/16	258
RBS	USD	1,572,390	EUR	1,450,000	02/08/16	(1,381)
RBS	USD	2,023,595	EUR	1,855,000	03/04/16	(12,583)
RBS	USD	63,959	EUR	58,413	04/15/16	(555)
RBS	USD	1,145,163	GBP	800,000	02/12/16	(5,231)
RBS	USD	6,698,293	MXN	113,100,000	02/24/16	(471,670)
						$1,204,456

Variance swaps7,8

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	GBP	14	12/16/16	Pay	FTSE 100 Index	18.60%	$—	$(37,845)	$(37,845)
BNP	GBP	19	12/16/16	Pay	FTSE 100 Index	19.20	—	(51,379)	(51,379)
BNP	GBP	18	12/16/16	Pay	FTSE 100 Index	19.60	—	(64,087)	(64,087)
BNP	HKD	75	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.40	—	28,644	28,644
BNP	HKD	100	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.50	—	35,686	35,686
BNP	HKD	225	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.20	—	91,690	91,690
BNP	HKD	160	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.35	—	84,328	84,328
BNP	HKD	500	12/29/16	Receive	Hang Seng Index	25.20	—	(66,047)	(66,047)
BNP	KRW	20,000	12/08/16	Receive	Kospi 200 Index	19.80	—	13,286	13,286
BNP	KRW	20,000	12/08/16	Receive	Kospi 200 Index	19.90	—	10,221	10,221
BNP	KRW	40,000	12/08/16	Receive	Kospi 200 Index	21.00	—	(108,140)	(108,140)
BNP	KRW	30,000	12/08/16	Receive	Kospi 200 Index	21.40	—	(74,501)	(74,501)
BNP	USD	26	12/16/16	Pay	S&P 500 Index	19.20	—	23,269	23,269
BNP	USD	18	12/16/16	Pay	S&P 500 Index	19.95	—	26,219	26,219
BNP	USD	18	12/16/16	Pay	S&P 500 Index	20.25	—	(19,377)	(19,377)
BNP	USD	28	12/16/16	Pay	S&P 500 Index	21.10	—	53,891	53,891
BNP	USD	50	12/16/16	Pay	S&P 500 Index	22.55	—	161,703	161,703
							$—	$107,561	$107,561

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	20,000	04/04/18	4.078%	6 Month AUD Bank Bill Rate	$(526,578)	$(134,314)
AUD	40,000	04/04/18	6 Month AUD Bank Bill Rate	4.078%	1,053,157	1,053,157
AUD	20,000	10/27/18	6 Month AUD Bank Bill Rate	3.275	308,224	308,224
AUD	20,000	10/31/18	6 Month AUD Bank Bill Rate	3.278	308,092	308,092
AUD	10,000	11/14/18	6 Month AUD Bank Bill Rate	3.265	152,530	152,530
AUD	15,000	11/21/18	6 Month AUD Bank Bill Rate	3.235	221,627	221,627
AUD	3,954	05/08/19	6 Month AUD Bank Bill Rate	2.775	30,883	30,883
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.890	55,461	55,461
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.908	56,859	56,859
AUD	1,977	05/11/19	6 Month AUD Bank Bill Rate	2.835	17,011	17,011
AUD	3,954	05/11/19	6 Month AUD Bank Bill Rate	2.833	33,888	33,888
AUD	1,977	05/12/19	6 Month AUD Bank Bill Rate	2.823	16,651	16,651
AUD	3,276	05/15/19	6 Month AUD Bank Bill Rate	2.961	33,638	33,638
AUD	16,600	12/04/19	6 Month AUD Bank Bill Rate	2.650	76,912	76,912
AUD	4,056	12/14/19	6 Month AUD Bank Bill Rate	2.652	18,564	18,564
AUD	2,704	12/18/19	6 Month AUD Bank Bill Rate	2.650	12,219	12,219
AUD	1,352	12/18/19	6 Month AUD Bank Bill Rate	2.650	6,110	6,110
AUD	4,056	12/18/19	6 Month AUD Bank Bill Rate	2.650	18,329	18,329
EUR	2,911	10/01/25	6 Month EURIBOR	1.608	60,598	60,598
EUR	970	10/05/25	6 Month EURIBOR	1.613	20,355	20,355
EUR	1,617	10/06/25	6 Month EURIBOR	1.527	26,440	26,440
EUR	1,940	10/08/25	6 Month EURIBOR	1.594	38,462	38,462
EUR	647	10/09/25	6 Month EURIBOR	1.625	13,869	13,869
EUR	1,294	10/12/25	6 Month EURIBOR	1.573	24,037	24,037
EUR	970	10/13/25	6 Month EURIBOR	1.623	20,582	20,582
EUR	2,911	10/15/25	6 Month EURIBOR	1.576	54,294	54,294
EUR	647	10/16/25	6 Month EURIBOR	1.560	11,489	11,489
EUR	323	10/19/25	6 Month EURIBOR	1.552	5,573	5,573
EUR	1,294	10/22/25	6 Month EURIBOR	1.646	28,658	28,658
EUR	2,587	10/23/25	6 Month EURIBOR	1.615	52,933	52,933
EUR	323	10/26/25	6 Month EURIBOR	1.582	6,016	6,016
EUR	970	11/06/25	6 Month EURIBOR	1.619	19,601	19,601
EUR	1,294	11/09/25	6 Month EURIBOR	1.637	27,181	27,181
EUR	1,294	11/10/25	6 Month EURIBOR	1.663	28,995	28,995
EUR	1,279	11/12/25	6 Month EURIBOR	1.688	30,310	30,310
EUR	1,279	11/16/25	6 Month EURIBOR	1.666	28,640	28,640
EUR	1,279	11/17/25	6 Month EURIBOR	1.620	25,412	25,412
EUR	755	11/19/25	6 Month EURIBOR	1.597	14,039	14,039
EUR	1,510	11/20/25	6 Month EURIBOR	1.571	25,910	25,910
EUR	755	11/23/25	6 Month EURIBOR	1.540	11,621	11,621
EUR	755	11/24/25	6 Month EURIBOR	1.506	10,255	10,255
EUR	1,817	11/26/25	6 Month EURIBOR	1.517	25,656	25,656
EUR	1,090	11/27/25	6 Month EURIBOR	1.504	14,560	14,560
EUR	727	11/27/25	6 Month EURIBOR	1.512	10,028	10,028
EUR	1,453	12/01/25	6 Month EURIBOR	1.501	19,024	19,024
EUR	1,090	12/02/25	6 Month EURIBOR	1.529	15,859	15,859
EUR	363	12/02/25	6 Month EURIBOR	1.527	5,247	5,247
EUR	1,453	12/03/25	6 Month EURIBOR	1.550	22,724	22,724
EUR	1,817	12/04/25	6 Month EURIBOR	1.522	25,653	25,653
EUR	1,090	12/07/25	6 Month EURIBOR	1.563	17,677	17,677
EUR	2,180	12/08/25	6 Month EURIBOR	1.702	51,392	51,392
EUR	1,453	12/09/25	6 Month EURIBOR	1.629	28,519	28,519
EUR	1,046	12/10/25	6 Month EURIBOR	1.576	17,580	17,580
EUR	1,394	12/11/25	6 Month EURIBOR	1.579	23,595	23,595

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	2,092	12/14/25	6 Month EURIBOR	1.598%	$37,248	$37,248
EUR	1,046	12/15/25	6 Month EURIBOR	1.559	16,463	16,463
EUR	1,046	12/16/25	6 Month EURIBOR	1.572	17,153	17,153
EUR	1,046	12/17/25	6 Month EURIBOR	1.674	22,803	22,803
EUR	1,046	12/18/25	6 Month EURIBOR	1.679	23,014	23,014
EUR	1,046	12/21/25	6 Month EURIBOR	1.620	19,657	19,657
EUR	1,046	12/22/25	6 Month EURIBOR	1.552	15,836	15,836
EUR	1,394	01/06/26	6 Month EURIBOR	1.611	24,784	24,784
EUR	2,440	01/07/26	6 Month EURIBOR	1.582	39,580	39,580
EUR	753	01/11/26	6 Month EURIBOR	1.574	11,768	11,768
EUR	1,505	01/12/26	6 Month EURIBOR	1.546	21,292	21,292
EUR	1,505	01/13/26	6 Month EURIBOR	1.552	21,695	21,695
EUR	1,505	01/14/26	6 Month EURIBOR	1.583	24,141	24,141
EUR	1,129	01/15/26	6 Month EURIBOR	1.520	14,275	14,275
EUR	1,130	01/18/26	6 Month EURIBOR	1.499	12,924	12,924
GBP	4,612	10/01/25	2.298%	6 Month GBP LIBOR	(80,821)	(80,821)
GBP	1,537	10/01/25	2.277	6 Month GBP LIBOR	(24,836)	(24,836)
GBP	2,562	10/02/25	2.203	6 Month GBP LIBOR	(28,733)	(28,733)
GBP	3,074	10/06/25	2.309	6 Month GBP LIBOR	(55,770)	(55,770)
GBP	1,025	10/07/25	2.336	6 Month GBP LIBOR	(20,353)	(20,353)
GBP	2,050	10/08/25	2.305	6 Month GBP LIBOR	(36,486)	(36,486)
GBP	1,537	10/09/25	2.365	6 Month GBP LIBOR	(33,481)	(33,481)
GBP	4,612	10/13/25	2.310	6 Month GBP LIBOR	(83,296)	(83,296)
GBP	1,025	10/14/25	2.292	6 Month GBP LIBOR	(17,242)	(17,242)
GBP	512	10/15/25	2.264	6 Month GBP LIBOR	(7,682)	(7,682)
GBP	2,050	10/20/25	2.394	6 Month GBP LIBOR	(47,981)	(47,981)
GBP	4,099	10/21/25	2.356	6 Month GBP LIBOR	(85,796)	(85,796)
GBP	512	10/22/25	2.332	6 Month GBP LIBOR	(9,902)	(9,902)
GBP	1,537	11/04/25	2.453	6 Month GBP LIBOR	(41,474)	(41,474)
GBP	2,050	11/05/25	2.429	6 Month GBP LIBOR	(52,138)	(52,138)
GBP	2,050	11/06/25	2.449	6 Month GBP LIBOR	(54,776)	(54,776)
GBP	2,026	11/10/25	2.523	6 Month GBP LIBOR	(63,903)	(63,903)
GBP	2,026	11/12/25	2.493	6 Month GBP LIBOR	(59,694)	(59,694)
GBP	2,026	11/13/25	2.436	6 Month GBP LIBOR	(52,165)	(52,165)
GBP	1,196	11/17/25	2.443	6 Month GBP LIBOR	(31,192)	(31,192)
GBP	2,392	11/18/25	2.384	6 Month GBP LIBOR	(53,096)	(53,096)
GBP	1,196	11/19/25	2.329	6 Month GBP LIBOR	(22,197)	(22,197)
GBP	1,196	11/20/25	2.303	6 Month GBP LIBOR	(20,108)	(20,108)
GBP	2,673	11/24/25	2.256	6 Month GBP LIBOR	(36,603)	(36,603)
GBP	1,604	11/25/25	2.292	6 Month GBP LIBOR	(25,698)	(25,698)
GBP	1,069	11/25/25	2.32	6 Month GBP LIBOR	(19,098)	(19,098)
GBP	2,138	11/27/25	2.275	6 Month GBP LIBOR	(31,779)	(31,779)
GBP	1,604	11/30/25	2.309	6 Month GBP LIBOR	(27,312)	(27,312)
GBP	535	11/30/25	2.316	6 Month GBP LIBOR	(9,349)	(9,349)
GBP	2,138	12/01/25	2.339	6 Month GBP LIBOR	(40,676)	(40,676)
GBP	2,673	12/02/25	2.286	6 Month GBP LIBOR	(41,437)	(41,437)
GBP	1,604	12/03/25	2.322	6 Month GBP LIBOR	(28,643)	(28,643)
GBP	3,207	12/04/25	2.476	6 Month GBP LIBOR	(89,589)	(89,589)
GBP	2,138	12/07/25	2.399	6 Month GBP LIBOR	(48,807)	(48,807)
GBP	1,539	12/08/25	2.349	6 Month GBP LIBOR	(30,020)	(30,020)
GBP	2,052	12/09/25	2.373	6 Month GBP LIBOR	(43,287)	(43,287)
GBP	3,078	12/10/25	2.392	6 Month GBP LIBOR	(68,549)	(68,549)
GBP	1,539	12/11/25	2.367	6 Month GBP LIBOR	(31,799)	(31,799)
GBP	1,539	12/14/25	2.391	6 Month GBP LIBOR	(34,084)	(34,084)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
GBP	1,539	12/15/25	2.467%	6 Month GBP LIBOR	$(41,731)	$(41,731)
GBP	1,539	12/16/25	2.458	6 Month GBP LIBOR	(40,792)	(40,792)
GBP	1,539	12/17/25	2.396	6 Month GBP LIBOR	(34,520)	(34,520)
GBP	1,539	12/18/25	2.358	6 Month GBP LIBOR	(30,602)	(30,602)
GBP	2,052	01/04/26	2.410	6 Month GBP LIBOR	(47,146)	(47,146)
GBP	3,591	01/05/26	2.390	6 Month GBP LIBOR	(77,858)	(77,858)
GBP	1,107	01/07/26	2.337	6 Month GBP LIBOR	(20,094)	(20,094)
GBP	2,215	01/08/26	2.298	6 Month GBP LIBOR	(34,436)	(34,436)
GBP	2,215	01/11/26	2.316	6 Month GBP LIBOR	(36,954)	(36,954)
GBP	2,215	01/12/26	2.329	6 Month GBP LIBOR	(38,915)	(38,915)
GBP	1,661	01/13/26	2.288	6 Month GBP LIBOR	(24,680)	(24,680)
GBP	1,661	01/14/26	2.239	6 Month GBP LIBOR	(19,298)	(19,298)
USD	2,567	12/11/16	1.240	3 Month USD LIBOR	(12,950)	(12,950)
USD	6,506	12/14/16	1.273	3 Month USD LIBOR	(34,826)	(34,826)
USD	6,506	12/14/16	1.273	3 Month USD LIBOR	(34,826)	(34,826)
USD	6,506	12/16/16	1.228	3 Month USD LIBOR	(32,374)	(32,374)
USD	13,012	12/16/16	1.228	3 Month USD LIBOR	(64,748)	(64,748)
USD	6,506	12/17/16	1.225	3 Month USD LIBOR	(32,396)	(32,396)
USD	6,506	12/17/16	1.225	3 Month USD LIBOR	(32,396)	(32,396)
USD	6,506	12/18/16	1.185	3 Month USD LIBOR	(30,042)	(30,042)
USD	6,506	12/18/16	1.158	3 Month USD LIBOR	(28,457)	(28,457)
USD	6,506	12/21/16	1.205	3 Month USD LIBOR	(31,052)	(31,052)
USD	6,506	12/22/16	1.285	3 Month USD LIBOR	(35,640)	(35,640)
USD	6,415	12/23/16	1.285	3 Month USD LIBOR	(35,164)	(35,164)
USD	6,415	12/23/16	1.300	3 Month USD LIBOR	(36,027)	(36,027)
USD	12,830	12/24/16	1.330	3 Month USD LIBOR	(76,258)	(76,258)
USD	7,170	01/12/17	1.270	3 Month USD LIBOR	(39,681)	(39,681)
USD	7,170	01/12/17	1.245	3 Month USD LIBOR	(37,979)	(37,979)
USD	8,812	01/15/17	1.148	3 Month USD LIBOR	(38,924)	(38,924)
USD	16,188	01/19/17	1.076	3 Month USD LIBOR	(60,751)	(60,751)
USD	7,224	01/20/17	1.038	3 Month USD LIBOR	(24,394)	(24,394)
USD	7,224	01/22/17	1.043	3 Month USD LIBOR	(24,907)	(24,907)
USD	4,816	01/25/17	1.058	3 Month USD LIBOR	(17,399)	(17,399)
USD	4,816	01/26/17	1.125	3 Month USD LIBOR	(20,639)	(20,639)
USD	2,783	02/08/17	1.083	3 Month USD LIBOR	(10,722)	(10,722)
USD	2,783	02/22/17	1.410	3 Month USD LIBOR	(19,560)	(19,560)
USD	13,010	02/22/17	1.370	3 Month USD LIBOR	(86,255)	(86,255)
USD	10,408	02/23/17	1.308	3 Month USD LIBOR	(62,468)	(62,468)
USD	2,270	02/25/17	1.325	3 Month USD LIBOR	(14,054)	(14,054)
USD	1,900	02/25/17	1.317	3 Month USD LIBOR	(11,611)	(11,611)
USD	3,800	02/26/17	1.285	3 Month USD LIBOR	(21,928)	(21,928)
USD	3,800	03/02/17	1.262	3 Month USD LIBOR	(20,965)	(20,965)
USD	5,700	03/04/17	1.307	3 Month USD LIBOR	(34,100)	(34,100)
USD	7,600	03/07/17	1.348	3 Month USD LIBOR	(48,237)	(48,237)
USD	3,800	03/09/17	1.330	3 Month USD LIBOR	(23,388)	(23,388)
USD	3,800	03/10/17	1.411	3 Month USD LIBOR	(26,417)	(26,417)
USD	3,800	03/14/17	1.407	3 Month USD LIBOR	(26,188)	(26,188)
USD	5,930	03/16/17	1.352	3 Month USD LIBOR	(37,526)	(37,526)
USD	9,450	06/16/17	1.415	3 Month USD LIBOR	(59,175)	(59,175)
USD	42,900	02/01/18	1.078	3 Month USD LIBOR	(34,305)	(34,305)
USD	1,175	12/11/24	2.965	3 Month USD LIBOR	(41,399)	(5,399)
USD	1,175	12/11/24	3 Month USD LIBOR	2.965%	41,399	41,399
USD	2,989	12/12/24	3 Month USD LIBOR	2.978	106,958	106,958
USD	2,989	12/12/24	3 Month USD LIBOR	2.976	106,786	106,786

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	2,989	12/16/24	3 Month USD LIBOR	2.875%	$92,590	$92,590
USD	5,978	12/16/24	3 Month USD LIBOR	2.875	185,181	185,181
USD	2,989	12/17/24	3 Month USD LIBOR	2.860	90,455	90,455
USD	2,989	12/17/24	3 Month USD LIBOR	2.855	89,768	89,768
USD	2,989	12/18/24	3 Month USD LIBOR	2.780	79,378	79,378
USD	2,989	12/18/24	3 Month USD LIBOR	2.780	79,378	79,378
USD	2,989	12/19/24	3 Month USD LIBOR	2.785	79,994	79,994
USD	2,989	12/23/24	3 Month USD LIBOR	2.900	95,531	95,531
USD	3,023	12/23/24	3 Month USD LIBOR	2.920	99,398	99,398
USD	3,023	12/23/24	3 Month USD LIBOR	2.910	98,008	98,008
USD	6,046	12/24/24	3 Month USD LIBOR	2.880	187,524	187,524
USD	2,954	01/13/25	3 Month USD LIBOR	2.665	61,092	61,092
USD	2,954	01/13/25	3 Month USD LIBOR	2.650	59,056	59,056
USD	1,904	03/16/25	3 Month USD LIBOR	2.715	41,210	41,210
USD	2,450	06/16/25	3 Month USD LIBOR	3.154	97,231	97,231
USD	3,247	07/14/25	3 Month USD LIBOR	3.284	146,098	146,098
USD	4,342	07/15/25	3 Month USD LIBOR	3.314	201,078	201,078
USD	6,512	07/16/25	3 Month USD LIBOR	3.291	294,670	294,670
USD	5,427	07/17/25	3 Month USD LIBOR	3.256	236,870	236,870
USD	2,202	07/20/25	3 Month USD LIBOR	3.206	91,024	91,024
USD	2,125	07/22/25	3 Month USD LIBOR	3.161	83,369	83,369
USD	8,683	07/23/25	3.177%	3 Month USD LIBOR	(346,639)	(43,113)
USD	8,683	07/23/25	3 Month USD LIBOR	3.177	346,637	346,637
USD	3,442	08/10/25	3 Month USD LIBOR	3.006	109,424	109,424
USD	7,928	09/01/25	3 Month USD LIBOR	2.941	225,479	225,479
USD	2,494	09/02/25	3 Month USD LIBOR	2.908	67,022	67,022
USD	5,311	09/03/25	3 Month USD LIBOR	2.894	139,308	139,308
USD	4,287	09/04/25	3 Month USD LIBOR	2.888	111,199	111,199
USD	3,560	10/01/25	3 Month USD LIBOR	2.746	67,540	67,540
USD	1,187	10/05/25	3 Month USD LIBOR	2.698	19,864	19,864
USD	1,978	10/06/25	3 Month USD LIBOR	2.648	28,656	28,656
USD	2,374	10/08/25	3 Month USD LIBOR	2.743	44,410	44,410
USD	791	10/09/25	3 Month USD LIBOR	2.759	15,358	15,358
USD	1,582	10/13/25	3 Month USD LIBOR	2.717	27,639	27,639
USD	1,187	10/13/25	3 Month USD LIBOR	2.774	23,792	23,792
USD	3,560	10/15/25	3 Month USD LIBOR	2.711	61,067	61,067
USD	791	10/16/25	3 Month USD LIBOR	2.676	12,285	12,285
USD	396	10/19/25	3 Month USD LIBOR	2.613	5,004	5,004
USD	1,582	10/22/25	3 Month USD LIBOR	2.719	27,476	27,476
USD	3,165	10/23/25	3 Month USD LIBOR	2.685	50,098	50,098
USD	396	10/26/25	3 Month USD LIBOR	2.672	6,011	6,011
USD	1,187	11/06/25	3 Month USD LIBOR	2.731	20,952	20,952
USD	1,582	11/09/25	3 Month USD LIBOR	2.708	26,221	26,221
USD	1,582	11/10/25	3 Month USD LIBOR	2.775	30,964	30,964
USD	1,564	11/12/25	3 Month USD LIBOR	2.836	34,874	34,874
USD	1,564	11/16/25	3 Month USD LIBOR	2.832	34,501	34,501
USD	1,564	11/17/25	3 Month USD LIBOR	2.764	29,675	29,675
USD	923	11/19/25	3 Month USD LIBOR	2.758	17,228	17,228
USD	1,847	11/20/25	3 Month USD LIBOR	2.724	31,540	31,540
USD	923	11/23/25	3 Month USD LIBOR	2.659	13,015	13,015
USD	923	11/24/25	3 Month USD LIBOR	2.629	11,769	11,769
USD	2,069	11/27/25	3 Month USD LIBOR	2.647	27,893	27,893
USD	1,241	11/27/25	3 Month USD LIBOR	2.648	16,803	16,803
USD	828	11/27/25	3 Month USD LIBOR	2.662	11,725	11,725

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	1,655	12/01/25	3 Month USD LIBOR	2.630%	$20,950	$20,950
USD	1,241	12/02/25	3 Month USD LIBOR	2.645	16,531	16,531
USD	414	12/02/25	3 Month USD LIBOR	2.614	4,922	4,922
USD	1,655	12/03/25	3 Month USD LIBOR	2.642	21,769	21,769
USD	2,069	12/04/25	3 Month USD LIBOR	2.604	23,685	23,685
USD	1,241	12/07/25	3 Month USD LIBOR	2.658	17,128	17,128
USD	2,483	12/08/25	3 Month USD LIBOR	2.789	48,873	48,873
USD	1,655	12/09/25	3 Month USD LIBOR	2.726	27,887	27,887
USD	1,192	12/10/25	3 Month USD LIBOR	2.644	15,664	15,664
USD	1,589	12/11/25	3 Month USD LIBOR	2.681	23,456	23,456
USD	2,383	12/14/25	3 Month USD LIBOR	2.691	36,227	36,227
USD	1,192	12/15/25	3 Month USD LIBOR	2.667	16,766	16,766
USD	1,192	12/16/25	3 Month USD LIBOR	2.676	17,245	17,245
USD	1,192	12/17/25	3 Month USD LIBOR	2.723	19,721	19,721
USD	1,192	12/18/25	3 Month USD LIBOR	2.735	20,386	20,386
USD	1,192	12/21/25	3 Month USD LIBOR	2.704	18,647	18,647
USD	1,192	12/22/25	3 Month USD LIBOR	2.646	15,511	15,511
USD	1,589	01/06/26	3 Month USD LIBOR	2.648	20,426	20,426
USD	2,780	01/07/26	3 Month USD LIBOR	2.662	37,453	37,453
USD	857	01/11/26	3 Month USD LIBOR	2.606	9,319	9,319
USD	1,713	01/12/26	3 Month USD LIBOR	2.581	16,686	16,686
USD	1,713	01/13/26	3 Month USD LIBOR	2.539	13,380	13,380
USD	1,713	01/14/26	3 Month USD LIBOR	2.551	14,307	14,307
USD	1,285	01/15/26	3 Month USD LIBOR	2.512	8,433	8,433
USD	1,285	01/19/26	3 Month USD LIBOR	2.445	4,514	4,514
USD	3,290	09/18/44	3.698%	3 Month USD LIBOR	(223,886)	(223,886)
USD	3,290	09/18/44	3.715	3 Month USD LIBOR	(227,446)	(227,446)
USD	3,290	09/18/44	3.736	3 Month USD LIBOR	(231,717)	(231,717)
USD	1,645	09/18/44	3.735	3 Month USD LIBOR	(115,757)	(115,757)
USD	3,290	09/19/44	3.745	3 Month USD LIBOR	(233,375)	(233,375)
USD	1,645	09/19/44	3.755	3 Month USD LIBOR	(117,755)	(117,755)
USD	8,225	09/22/44	3.736	3 Month USD LIBOR	(578,919)	(578,919)
USD	6,580	09/25/44	3.741	3 Month USD LIBOR	(465,425)	(465,425)
USD	1,645	09/25/44	3.645	3 Month USD LIBOR	(106,571)	(106,571)
USD	3,290	09/25/44	3.645	3 Month USD LIBOR	(213,142)	(213,142)
USD	3,290	09/25/44	3.650	3 Month USD LIBOR	(214,057)	(214,057)
USD	4,935	09/26/44	3.619	3 Month USD LIBOR	(311,747)	(311,747)
USD	4,935	09/29/44	3.632	3 Month USD LIBOR	(315,857)	(315,857)
USD	1,500	10/06/44	3.475	3 Month USD LIBOR	(81,361)	(81,361)
USD	1,500	10/06/44	3.508	3 Month USD LIBOR	(84,371)	(84,371)
USD	302	12/11/44	3.205	3 Month USD LIBOR	(17,428)	(17,428)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(44,965)	(44,965)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(44,965)	(44,965)
USD	786	12/17/44	3.122	3 Month USD LIBOR	(38,969)	(38,969)
USD	1,572	12/17/44	3.122	3 Month USD LIBOR	(77,939)	(77,939)
USD	786	12/17/44	3.085	3 Month USD LIBOR	(36,119)	(36,119)
USD	786	12/17/44	3.085	3 Month USD LIBOR	(36,119)	(36,119)
USD	1,572	12/17/44	3 Month USD LIBOR	3.122%	77,567	3,906
USD	786	12/18/44	2.990	3 Month USD LIBOR	(28,794)	(28,794)
USD	786	12/18/44	3.015	3 Month USD LIBOR	(30,719)	(30,719)
USD	786	12/19/44	3.000	3 Month USD LIBOR	(29,558)	(29,558)
USD	786	12/24/44	3.040	3 Month USD LIBOR	(32,659)	(32,659)
USD	714	12/24/44	3.095	3 Month USD LIBOR	(33,516)	(33,516)
USD	714	12/24/44	3.070	3 Month USD LIBOR	(31,767)	(31,767)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	1,428	12/24/44	3.040%	3 Month USD LIBOR	$(59,335)	$(59,335)
USD	572	01/14/45	2.815	3 Month USD LIBOR	(11,181)	(11,181)
USD	572	01/14/45	2.800	3 Month USD LIBOR	(10,342)	(10,342)
USD	353	01/15/45	2.717	3 Month USD LIBOR	(3,515)	(3,515)
USD	647	01/16/45	2.648	3 Month USD LIBOR	(2,083)	(2,083)
USD	516	01/21/45	2.655	3 Month USD LIBOR	(2,024)	(2,024)
USD	516	01/22/45	2.599	3 Month USD LIBOR	819	819
USD	516	01/22/45	3 Month USD LIBOR	2.599%	(821)	745
USD	344	01/25/45	2.575	3 Month USD LIBOR	1,345	1,345
USD	344	01/28/45	2.703	3 Month USD LIBOR	(2,964)	(2,964)
USD	216	02/06/45	2.527	3 Month USD LIBOR	1,849	1,849
USD	215	02/20/45	2.820	3 Month USD LIBOR	(4,319)	(4,319)
USD	1,173	02/20/45	2.820	3 Month USD LIBOR	(23,564)	(23,564)
USD	938	02/25/45	2.889	3 Month USD LIBOR	(25,147)	(25,147)
USD	213	02/25/45	2.850	3 Month USD LIBOR	(4,905)	(4,905)
USD	333	02/25/45	2.827	3 Month USD LIBOR	(6,921)	(6,921)
USD	666	02/26/45	2.820	3 Month USD LIBOR	(13,385)	(13,385)
USD	666	03/04/45	2.764	3 Month USD LIBOR	(9,740)	(9,740)
USD	999	03/04/45	2.776	3 Month USD LIBOR	(15,788)	(15,788)
USD	1,332	03/05/45	2.836	3 Month USD LIBOR	(28,861)	(28,861)
USD	666	03/11/45	2.863	3 Month USD LIBOR	(16,194)	(16,194)
USD	666	03/11/45	2.956	3 Month USD LIBOR	(22,216)	(22,216)
USD	10,200	03/12/45	2.855	3 Month USD LIBOR	(163,917)	(163,917)
USD	666	03/13/45	2.830	3 Month USD LIBOR	(13,998)	(13,998)
USD	793	03/18/45	2.766	3 Month USD LIBOR	(11,736)	(11,736)
USD	2,763	06/08/45	3.100	3 Month USD LIBOR	(85,737)	(85,737)
USD	2,763	06/08/45	3.093	3 Month USD LIBOR	(84,477)	(84,477)
USD	5,525	06/11/45	3.098	3 Month USD LIBOR	(170,685)	(170,685)
USD	2,763	06/11/45	3.083	3 Month USD LIBOR	(82,823)	(82,823)
USD	4,144	06/11/45	3.138	3 Month USD LIBOR	(138,169)	(138,169)
USD	4,144	06/12/45	3.226	3 Month USD LIBOR	(160,320)	(160,320)
USD	1,500	06/15/45	3.180	3 Month USD LIBOR	(53,845)	(53,845)
USD	4,930	06/17/45	3.187	3 Month USD LIBOR	(275,256)	(275,256)
USD	4,930	06/17/45	3 Month USD LIBOR	3.187	275,255	13,986
USD	3,700	06/25/45	3.236	3 Month USD LIBOR	(145,305)	(145,305)
USD	3,800	06/26/45	3.252	3 Month USD LIBOR	(153,092)	(153,092)
USD	1,900	06/29/45	3.245	3 Month USD LIBOR	(75,907)	(75,907)
USD	1,400	07/02/45	3.208	3 Month USD LIBOR	(52,660)	(52,660)
USD	2,300	07/02/45	3.223	3 Month USD LIBOR	(88,506)	(88,506)
USD	500	07/02/45	3.250	3 Month USD LIBOR	(20,072)	(20,072)
USD	1,400	07/09/45	3.170	3 Month USD LIBOR	(49,399)	(49,399)
					$(1,472,567)	$(1,074,141)

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Centrally cleared credit default swap agreements—sell protection11

Referenced obligations[9]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[12]
CDX North America High Yield 25 Index	USD	13,009	12/20/20	5.000%	$23,110	$56,205	$79,315	5.04%
iTraxx Europe Crossover Series 24 Index	EUR	3,800	12/20/20	5.000	(350,344)	257,092	(93,252)	3.68
CDX Investment Grade Series 25 Index	USD	26,500	12/20/25	1.000	502,949	(796,008)	(293,059)	1.37
					$175,715	$(482,711)	$(306,996)

Total return swap agreements7

Counterparty Notional amount (000)	Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP USD 4,459	06/17/16	RU20INTR	3 Month USD LIBOR minus 62 bps	$—	$380,458	$380,458
CITI USD 2,024	09/06/16	IXRTR	1 Month USD LIBOR plus 31 bps	—	(31,552)	(31,552)
CITI USD 1,635	09/06/16	IXRTR	1 Month USD LIBOR plus 31 bps	—	(25,495)	(25,495)
CITI USD 2,330	09/06/16	IXRTR	1 Month USD LIBOR plus 31 bps	—	(36,330)	(36,330)
DB USD 2,418	09/06/16	IXRTR	1 Month USD LIBOR plus 26 bps	—	(37,779)	(37,779)
DB USD 2,550	09/06/16	IXRTR	1 Month USD LIBOR plus 29 bps	—	(39,787)	(39,787)
				$—	$209,515	$209,515

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$208,052,853	$66,870,672	$—	$274,923,525
Investment companies	—	57,340,898	—	57,340,898
Warrants	148,343	—	—	148,343
Corporate notes	—	18,532,773	—	18,532,773
Non-US government obligations	—	18,941,574	—	18,941,574
Time deposits	—	197,098,916	—	197,098,916
Short-term US government obligations	—	170,155,765	—	170,155,765
Repurchase agreement	—	37,500,000	—	37,500,000
Options and swaptions purchased	3,155,484	528,503	—	3,683,987
Futures contracts	9,214,903	—	—	9,214,903
Forward foreign currency contracts	—	15,454,649	—	15,454,649
Swap agreements	—	10,114,460	—	10,114,460
Total	$220,571,583	$592,538,210	$—	$813,109,793
Liabilities
Investments sold short	$(40,933,211)	$(9,613,869)	$—	$(50,547,080)
Written options	(5,504)	(19,489)	—	(24,993)
Futures contracts	(5,769,706)	—	—	(5,769,706)
Forward foreign currency contracts	—	(14,250,193)	—	(14,250,193)
Swap agreements	—	(11,752,662)	—	(11,752,662)
Total	$(46,708,421)	$(35,636,213)	$—	$(82,344,634)

At January 31, 2016, $67,038,236 of foreign investments and $(9,613,869) of foreign investments sold short were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings as discussed in the Notes to financial statements.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At January 31, 2016, the value of these securities amounted to 2.11% of net assets.

3  Variable or floating rate security. The interest rate shown is the current rate as of January 31, 2016 and changes periodically.

4  Perpetual investment. Date shown reflects the next call date.

5  Step bond that converts to the noted fixed rate at a designated future date.

6  Rates shown is the discount rate at date of purchase.

7  Illiquid investments as of January 31, 2016.

8  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

9  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2016 (unaudited)

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

ALM  Application Lifecycle Management

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2016.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC  French Stock Market Index

CDO  Collateralized Debt Obligation

CDX  Compound Index

CLO  Collateralized Loan Obligation

CMBX  A series of indices designed to reflect the creditworthiness of commercial mortgage-backed securities

COFI  Cost of Funds Index

DAX  German Stock Index

DUS  Delegated Underwriting and Servicing Program

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FREMF  Finnish Real Estate Management Federation

FTSE  London Stock Exchange Index

FTSE MIB  Italian National Stock Exchange Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IBEX  Spanish Exchange Index

IOS.FN  Synthetic total return swap index series referencing the interest and principial components of agency pools

iTraxx  Credit default swap index products covering regions of Europe, Australia, Japan and non-Japan Asia

IXTRT  Consumer Staples Select Sector Total Return Index

JGB  Japan Government Bond

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

NATL-RE  National Reinsurance

NIKKEI  Tokyo Stock Exchange Index

OJSC  Open Joint Stock Company

OMX  Stockholm Stock Exchange

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RU20INTR  Russell 2000 Total Return Index

SBA  Small Business Administration

SDR  Special Drawing Rights

S&P  Standard and Poor's

SCSDE  South Carolina School District Enhancement

SGX  Singapore Stock eXchange

SPDR  Standard and Poor's Depository Receipts

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TAIEX  Taiwan Capitalization Weighted Stock Index

TOPIX  Tokyo Stock Price Index

See accompanying notes to financial statements.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

JSC  Joint Stock Company

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SG  Societe Generale

SSC  State Street Bank and Trust Co.

WBC  Westpac Banking Corp.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2015 to January 31, 2016.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value August 1, 2015	Ending account value January 31, 2016	Expenses paid during period[1] 08/01/15 to 01/31/16	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$0.90	0.18%
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.23	0.92	0.18
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,013.20	4.91	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.26	4.93	0.97
Class C	Actual	1,000.00	1,011.40	7.43	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.46	1.47
Class Y	Actual	1,000.00	1,015.30	3.65	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.66	0.72
Class P	Actual	1,000.00	1,015.30	3.65	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.52	3.66	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,002.10	4.68	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93
Class C	Actual	1,000.00	1,000.40	7.19	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.95	7.25	1.43
Class Y	Actual	1,000.00	1,003.40	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
Class P	Actual	1,000.00	1,003.40	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.72	3.46	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	992.80	5.16	1.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.23	1.03
Class C	Actual	1,000.00	990.50	7.51	1.50
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.61	1.50
Class Y	Actual	1,000.00	994.40	4.31	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.81	4.37	0.86
Class P	Actual	1,000.00	994.20	3.86	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.27	3.91	0.77

PACE Select Advisors Trust

		Beginning account value August 1, 2015	Ending account value January 31, 2016	Expenses paid during period[1] 08/01/15 to 01/31/16	Expense ratio during the period
PACE Municipal Fixed Income Investments
Class A	Actual	$1,000.00	$1,038.80	$4.30	0.84%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.91	4.27	0.84
Class C	Actual	1,000.00	1,037.00	6.91	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85	1.35
Class Y	Actual	1,000.00	1,040.10	3.18	0.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.02	3.15	0.62
Class P	Actual	1,000.00	1,040.10	3.08	0.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.12	3.05	0.60
PACE International Fixed Income Investments
Class A	Actual	1,000.00	998.00	5.27	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.33	1.05
Class C	Actual	1,000.00	995.50	7.72	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.81	1.54
Class Y	Actual	1,000.00	998.70	4.47	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.66	4.52	0.89
Class P	Actual	1,000.00	998.90	4.32	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.81	4.37	0.86
PACE High Yield Investments
Class A	Actual	1,000.00	934.00	5.30	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.53	1.09
Class C	Actual	1,000.00	931.70	7.57	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.29	7.91	1.56
Class Y	Actual	1,000.00	935.30	4.23	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.76	4.42	0.87
Class P	Actual	1,000.00	934.90	4.52	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.46	4.72	0.93

PACE Select Advisors Trust

		Beginning account value August 1, 2015	Ending account value January 31, 2016	Expenses paid during period[1] 08/01/15 to 01/31/16	Expense ratio during the period
PACE Large Co Value Equity Investments
Class A	Actual	$1,000.00	$910.70	$7.11	1.48%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.51	1.48
Class C	Actual	1,000.00	906.90	10.78	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.83	11.39	2.25
Class Y	Actual	1,000.00	911.60	5.91	1.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.24	1.23
Class P	Actual	1,000.00	911.60	5.96	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.29	1.24
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	920.90	5.65	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.26	5.94	1.17
Class C	Actual	1,000.00	917.10	9.59	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.13	10.08	1.99
Class Y	Actual	1,000.00	922.00	4.44	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.51	4.67	0.92
Class P	Actual	1,000.00	922.00	4.44	0.92
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.51	4.67	0.92
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	878.10	5.85	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.29	1.24
Class C	Actual	1,000.00	874.60	9.42	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	10.13	2.00
Class Y	Actual	1,000.00	879.10	5.15	1.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.53	1.09
Class P	Actual	1,000.00	878.80	5.19	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58	1.10

PACE Select Advisors Trust

		Beginning account value August 1, 2015	Ending account value January 31, 2016	Expenses paid during period[1] 08/01/15 to 01/31/16	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$780.90	$5.33	1.19%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.15	6.04	1.19
Class C	Actual	1,000.00	777.50	8.76	1.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.28	9.93	1.96
Class Y	Actual	1,000.00	781.20	5.06	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.46	5.74	1.13
Class P	Actual	1,000.00	781.80	4.79	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.76	5.43	1.07
PACE International Equity Investments
Class A	Actual	1,000.00	894.30	8.00	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68
Class C	Actual	1,000.00	890.20	11.69	2.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.77	12.45	2.46
Class Y	Actual	1,000.00	895.30	6.67	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	7.10	1.40
Class P	Actual	1,000.00	895.20	6.62	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	7.05	1.39
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	838.40	8.18	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.24	8.97	1.77
Class C	Actual	1,000.00	836.20	11.49	2.49
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.62	12.60	2.49
Class Y	Actual	1,000.00	840.30	7.03	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.50	7.71	1.52
Class P	Actual	1,000.00	840.20	7.12	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.81	1.54

PACE Select Advisors Trust

		Beginning account value August 1, 2015	Ending account value January 31, 2016	Expenses paid during period[1] 08/01/15 to 01/31/16	Expense ratio during the period
PACE Global Real Estate Securities Investments
Class A	Actual	$1,000.00	$909.80	$6.96	1.45%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.85	7.35	1.45
Class C	Actual	1,000.00	906.60	10.54	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	11.14	2.20
Class Y	Actual	1,000.00	911.20	5.76	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
Class P	Actual	1,000.00	911.20	5.76	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.10	6.09	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	966.20	9.74	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.23	9.98	1.97
Class C	Actual	1,000.00	963.10	13.13	2.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.76	13.45	2.66
Class Y	Actual	1,000.00	967.30	8.06	1.63
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.94	8.26	1.63
Class P	Actual	1,000.00	967.70	8.31	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.69	8.52	1.68

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect to one-half year period).

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PACE Select Advisors Trust

Statement of assets and liabilities
January 31, 2016 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$112,806,353; $879,175,937; $404,170,958; $995,668,265; $381,168,949; $529,953,051 and $408,823,138, respectively)[1]	$112,806,353	$890,685,449	$402,196,611	$984,084,396
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$0; $0; $45,272,570; $20,829,185; $0; $1,513,572 and $76,989,464, respectively)	—	—	45,272,570	20,829,185
Repurchase agreement, at value (cost—$95,453,000; $1,358,000; $19,086,000; $7,495,000; $2,467,000; $2,636,000 and $5,373,000, respectively)	95,453,000	1,358,000	19,086,000	7,495,000
Total investments in securities, at value (cost—$208,259,353; $880,533,937; $468,529,528; $1,023,992,450; $383,635,949; $534,102,623 and $491,185,602, respectively)	$208,259,353	$892,043,449	$466,555,181	$1,012,408,581
Cash	254	870	47,751	94,370
Cash collateral on futures	—	48,600	354,621	762,755
Cash collateral on swap agreements	—	1,052,000	410,120	4,913,000
Foreign currency, at value (cost—$0; $0; $432,923; $2,819,285; $0; $3,573,636 and $1,340,640, respectively)	—	—	354,196	2,810,354
Receivable for investments sold	10,000,000	27,295,542	8,234,161	44,320,638
Receivable for shares of beneficial interest sold	1,136,196	1,031,209	1,197,563	805,110
Receivable for interest	107,693	1,564,864	2,070,600	7,588,544
Receivable from affiliate	68,020	—	—	—
Receivable for when issued TBA securities	—	139,005,273	—	—
Due from broker	—	3,092,325	—	1,964,729
Swap agreements, at value[2]	—	—	—	79,883
Unrealized appreciation on forward foreign currency contracts	—	—	11,039	5,243,544
Receivable for variation margin on futures contracts	—	25,250	446,252	724,756
Receivable for foreign tax reclaims	—	—	697	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	93,830
Other assets	14,700	30,765	34,291	48,843
Total assets	219,586,216	1,065,190,147	479,716,472	1,081,858,937
Liabilities:
Payable for shares of beneficial interest repurchased	1,044,435	890,467	797,937	2,205,032
Payable to custodian	3,625	37,480	35,085	84,918
Dividends payable to shareholders	786	—	—	—
Payable for when issued TBA securities	—	423,048,293	516,464	—
Investments sold short, at value (proceeds—$0; $81,058,438; $0; $0; $0; $0 and $0, respectively)	—	81,689,991	—	—
Payable for investments purchased	—	35,079,323	7,706,423	76,522,870
Payable for dollar roll transactions	—	5,003,084	—	106,494,250
Due to broker	—	4,515,000	332,938	2,188,618
Payable for variation margin on centrally cleared swap agreements	—	3,160,181	83,937	—
Options and swaptions written, at value (premiums received $0; $2,037,725; $653,014; $1,882,670; $0; $0 and $0, respectively)	—	1,484,170	463,564	846,946
Payable to affiliate	—	210,086	140,438	383,508
Swap agreements, at value[2]	—	35,422	78,078	3,225,180
Deferred payable for dollar roll transactions	—	228	—	51,516
Payable for cash collateral from securities loaned	—	—	45,272,570	20,829,185
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	45	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	4,018,098
Payable for variation margin on futures contracts	—	—	—	494,938
Accrued expenses and other liabilities	277,349	406,107	362,236	432,588
Total liabilities	1,326,195	555,559,832	55,789,715	217,777,647

1  Includes $0; $0; $44,539,590; $20,448,858; $0; $1,486,450 and $75,366,795, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments receieved by PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments were $17,905 and $539,492, respectively, and net upfront payments made by PACE Intermediate Fixed Income Investments were $78,078.

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$112,806,353; $879,175,937; $404,170,958; $995,668,265; $381,168,949; $529,953,051 and $408,823,138, respectively)[1]	$403,940,443	$506,606,616	$371,010,870
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$0; $0; $45,272,570; $20,829,185; $0; $1,513,572 and $76,989,464, respectively)	—	1,513,573	76,989,464
Repurchase agreement, at value (cost—$95,453,000; $1,358,000; $19,086,000; $7,495,000; $2,467,000; $2,636,000 and $5,373,000, respectively)	2,467,000	2,636,000	5,373,000
Total investments in securities, at value (cost—$208,259,353; $880,533,937; $468,529,528; $1,023,992,450; $383,635,949; $534,102,623 and $491,185,602, respectively)	$406,407,443	$510,756,189	$453,373,334
Cash	494	463	461,247
Cash collateral on futures	—	1,326,430	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $432,923; $2,819,285; $0; $3,573,636 and $1,340,640, respectively)	—	3,552,145	1,335,383
Receivable for investments sold	5,134,659	4,784,068	3,485,263
Receivable for shares of beneficial interest sold	430,586	514,579	483,184
Receivable for interest	4,429,158	4,811,771	8,154,405
Receivable from affiliate	—	—	—
Receivable for when issued TBA securities	—	—	—
Due from broker	—	351,879	—
Swap agreements, at value[2]	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	3,666,569	341,981
Receivable for variation margin on futures contracts	—	1,947,083	—
Receivable for foreign tax reclaims	—	3,884	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—
Other assets	37,280	40,292	18,978
Total assets	416,439,620	531,755,352	467,653,775
Liabilities:
Payable for shares of beneficial interest repurchased	437,126	1,275,000	929,073
Payable to custodian	23,486	82,691	28,065
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $81,058,438; $0; $0; $0; $0 and $0, respectively)	—	—	—
Payable for investments purchased	2,974,371	757,930	6,783,377
Payable for dollar roll transactions	—	—	—
Due to broker	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
Options and swaptions written, at value (premiums received $0; $2,037,725; $653,014; $1,882,670; $0; $0 and $0, respectively)	—	—	—
Payable to affiliate	177,921	241,754	206,594
Swap agreements, at value[2]	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for cash collateral from securities loaned	—	1,513,573	76,989,464
Payable for foreign withholding taxes and foreign capital gains taxes	—	6,322	—
Unrealized depreciation on forward foreign currency contracts	—	3,850,532	6,013
Payable for variation margin on futures contracts	—	—	—
Accrued expenses and other liabilities	128,991	442,578	302,146
Total liabilities	3,741,895	8,170,380	85,244,732

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2016 (unaudited)

	PACE Government Money Market Investments	PACE Mortgaged-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$218,260,613	$516,773,785	$424,879,564	$885,959,481
Accumulated undistributed (distributions in excess of) net investment income	—	(1,296,467)	1,899,866	10,520,425
Accumulated net realized gain (loss)	(592)	(13,765,881)	(881,296)	(7,015,370)
Net unrealized appreciation (depreciation)	—	7,918,878	(1,971,377)	(25,383,246)
Net assets	$218,260,021	$509,630,315	$423,926,757	$864,081,290
Class A
Net assets	$—	$46,075,214	$18,648,499	$12,810,125
Shares outstanding	—	3,546,077	1,527,576	944,233
Net asset value per share	$—	$12.99	$12.21	$13.57
Maximum offering price per share	$—	$13.60	$12.79	$14.22
Class C
Net assets	$—	$12,326,522	$1,825,383	$10,744,121
Shares outstanding	—	947,463	149,306	791,766
Net asset value and offering price per share	$—	$13.01	$12.23	$13.57
Class Y
Net assets	$—	$40,919,647	$414,996	$2,717,445
Shares outstanding	—	3,148,659	33,997	200,626
Net asset value, offering price and redemption value per share[4]	$—	$13.00	$12.21	$13.55
Class P
Net assets	$218,260,021	$410,308,932	$403,037,879	$837,809,599
Shares outstanding	218,259,410	31,561,631	33,010,655	61,787,549
Net asset value, offering price and redemption value per share[4]	$1.00	$13.00	$12.21	$13.56

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$388,503,314	$593,981,400	$438,861,353
Accumulated undistributed (distributions in excess of) net investment income	(1,568)	(17,594,748)	(2,906,923)
Accumulated net realized gain (loss)	1,424,485	(27,779,323)	(16,038,343)
Net unrealized appreciation (depreciation)	22,771,494	(25,022,357)	(37,507,044)
Net assets	$412,697,725	$523,584,972	$382,409,043
Class A
Net assets	$51,814,662	$42,194,094	$4,179,796
Shares outstanding	3,862,953	4,340,349	474,914
Net asset value per share	$13.41	$9.72	$8.80
Maximum offering price per share	$14.04	$10.18	$9.31
Class C
Net assets	$10,559,616	$2,867,546	$3,283,251
Shares outstanding	787,116	294,764	373,430
Net asset value and offering price per share	$13.42	$9.73	$8.79
Class Y
Net assets	$117,943	$3,797,063	$1,026,807
Shares outstanding	8,788	391,850	116,281
Net asset value, offering price and redemption value per share[4]	$13.42	$9.69	$8.83
Class P
Net assets	$350,205,504	$474,726,269	$373,919,189
Shares outstanding	26,100,005	48,840,750	42,394,263
Net asset value, offering price and redemption value per share[4]	$13.42	$9.72	$8.82

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
January 31, 2016 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,397,779,839; $1,054,428,422; $478,419,684; $462,408,307; $1,109,762,236; $417,551,523; $145,922,427 and $763,387,768, respectively)[1]	$1,357,523,402	$1,214,781,519	$448,154,704	$413,704,335
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$8,234,643; $5,326,921; $28,008,628; $59,564,608; $20,115,435; $10,790,934; $2,018,297 and $0, respectively)	8,234,643	5,326,921	28,008,628	59,564,608
Repurchase agreement, at value (cost—$13,183,000; $21,092,000; $15,522,000; $13,932,000; $4,998,000; $5,877,000; $1,231,000 and $37,500,000, respectively)	13,183,000	21,092,000	15,522,000	13,932,000
Total investments in securities, at value (cost—$1,419,197,482; $1,080,847,343; $521,950,312; $535,904,915; $1,134,875,671; $434,219,457; $149,171,724 and $800,887,768, respectively)	$1,378,941,045	$1,241,200,440	$491,685,332	$487,200,943
Cash	1,381	1,768	253,265	—
Cash collateral on deposit at custodian for securities on loan	—	—	—	—
Cash collateral on futures	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	16,098,828	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $314,212; $532,840; $51,569 and $350,040, respectively)	—	—	—	—
Receivable for investments sold	15,641,861	10,589,400	7,354,127	3,852,348
Receivable for shares of beneficial interest sold	1,127,141	906,227	368,836	505,675
Receivable for dividends and interest	1,777,091	153,917	161,027	20,653
Receivable for variation margin on futures	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for foreign tax reclaims	—	55,959	—	—
Other assets	61,795	61,848	37,650	37,502
Total assets	1,413,649,142	1,252,969,559	499,860,237	491,617,121
Liabilities:
Investments sold short, at value (proceeds—$170,462,098; $0; $0; $0; $130,032,700; $0; $0 and $59,905,558, respectively)	151,914,823	—	—	—
Payable for cash collateral from securities loaned	24,333,471	5,326,921	28,008,628	59,564,608
Payable for investments purchased	19,992,357	6,524,815	8,306,420	6,510,086
Payable for shares of beneficial interest repurchased	1,875,122	3,007,961	813,555	793,751
Payable to affiliate	784,833	825,749	319,819	286,210
Payable for bank line of credit	497,573	—	—	—
Payable to custodian	82,927	85,160	32,055	384,895
Payable for dividend and interest expense on investments sold short	64,199	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	2,970	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to broker	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $239,468, respectively)	—	—	—	—
Accrued expenses and other liabilities	598,999	460,293	434,936	438,521
Total liabilities	200,144,304	16,230,899	37,918,383	67,978,071

1  Includes $35,988,567; $148,940,046; $103,399,340; $67,573,790; $73,893,673; $17,134,304; $13,828,470 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Alternative Strategies Investments were $175,715.

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$1,397,779,839; $1,054,428,422; $478,419,684; $462,408,307; $1,109,762,236; $417,551,523; $145,922,427 and $763,387,768, respectively)[1]	$1,047,917,627	$346,651,126	$131,626,314	$740,825,781
Investments of cash collateral in affiliated issuer from securities loaned, at value (cost—$8,234,643; $5,326,921; $28,008,628; $59,564,608; $20,115,435; $10,790,934; $2,018,297 and $0, respectively)	20,115,435	10,790,934	2,018,297	—
Repurchase agreement, at value (cost—$13,183,000; $21,092,000; $15,522,000; $13,932,000; $4,998,000; $5,877,000; $1,231,000 and $37,500,000, respectively)	4,998,000	5,877,000	1,231,000	37,500,000
Total investments in securities, at value (cost—$1,419,197,482; $1,080,847,343; $521,950,312; $535,904,915; $1,134,875,671; $434,219,457; $149,171,724 and $800,887,768, respectively)	$1,073,031,062	$363,319,060	$134,875,611	$778,325,781
Cash	—	1,054	807	—
Cash collateral on deposit at custodian for securities on loan	39,771,169	—	—	—
Cash collateral on futures	—	—	—	8,796,906
Cash collateral for forward foreign currency contracts	—	—	—	40,000
Cash collateral on swap agreements	—	—	—	787,188
Cash collateral on investments sold short	—	—	—	47,614,967
Foreign currency, at value (cost—$0; $0; $0; $0; $314,212; $532,840; $51,569 and $350,040, respectively)	315,418	532,825	51,478	313,209
Receivable for investments sold	3,259,732	1,849,603	342,748	1,763,110
Receivable for shares of beneficial interest sold	1,151,204	744,219	110,688	1,964,699
Receivable for dividends and interest	1,292,560	542,155	324,337	731,016
Receivable for variation margin on futures	—	—	—	3,445,197
Receivable for variation margin on centrally cleared swap agreements	—	—	—	61,975
Swap agreements, at value[2]	—	—	—	909,395
Due from broker	—	—	—	4,439,045
Unrealized appreciation on forward foreign currency contracts	—	—	—	15,454,649
Receivable for foreign tax reclaims	1,389,808	—	13,340	45,942
Other assets	52,129	35,681	30,884	34,442
Total assets	1,120,263,082	367,024,597	135,749,893	864,727,521
Liabilities:
Investments sold short, at value (proceeds—$170,462,098; $0; $0; $0; $130,032,700; $0; $0 and $59,905,558, respectively)	116,147,799	—	—	50,547,080
Payable for cash collateral from securities loaned	59,886,604	10,790,934	2,018,297	—
Payable for investments purchased	1,657,638	3,603,221	760,885	2,344,904
Payable for shares of beneficial interest repurchased	1,746,445	812,256	98,026	1,347,325
Payable to affiliate	667,363	293,318	41,253	880,335
Payable for bank line of credit	—	—	—	—
Payable to custodian	251,621	113,106	20,369	1,357,751
Payable for dividend and interest expense on investments sold short	92,428	—	—	53,001
Payable for foreign withholding taxes and foreign capital gains taxes	245,827	414,581	73,381	10,961
Deferred foreign capital gain taxes payable	—	33,572	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	14,250,193
Due to broker	—	—	—	7,541,136
Swap agreements, at value[2]	—	—	—	592,319
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $239,468, respectively)	—	—	—	24,993
Accrued expenses and other liabilities	639,260	491,939	337,611	364,671
Total liabilities	181,334,985	16,552,927	3,349,822	79,314,669
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
January 31, 2016 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,249,090,006	$1,050,956,490	$491,840,276	$472,891,575
Accumulated undistributed (distributions in excess of) net investment income	910,655	2,359,065	868,008	(1,264,770)
Accumulated net realized gain (loss)	(14,786,661)	23,070,008	(501,450)	716,217
Net unrealized appreciation (depreciation)	(21,709,162)	160,353,097	(30,264,980)	(48,703,972)
Net assets	$1,213,504,838	$1,236,738,660	$461,941,854	$423,639,050
Class A
Net assets	$104,433,424	$40,561,337	$15,486,820	$19,900,234
Shares outstanding	5,526,920	1,983,271	949,977	1,577,621
Net asset value per share	$18.90	$20.45	$16.30	$12.61
Maximum offering price per share	$20.00	$21.64	$17.25	$13.34
Class C
Net assets	$12,072,679	$3,539,525	$3,985,728	$2,776,231
Shares outstanding	636,372	205,863	287,341	278,908
Net asset value and offering price per share	$18.97	$17.19	$13.87	$9.95
Class Y
Net assets	$16,807,228	$14,462,131	$684,383	$486,663
Shares outstanding	888,364	683,322	40,549	35,857
Net asset value, offering price and redemption value per share[4]	$18.92	$21.16	$16.88	$13.57
Class P
Net assets	$1,080,191,507	$1,178,175,667	$441,784,923	$400,475,922
Shares outstanding	57,352,019	56,042,158	26,431,924	29,957,607
Net asset value, offering price and redemption value per share[4]	$18.83	$21.02	$16.71	$13.37

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,158,736,285	$473,692,983	$152,929,211	$839,778,864
Accumulated undistributed (distributions in excess of) net investment income	(2,311,016)	488,361	(1,212,281)	(7,083,707)
Accumulated net realized gain (loss)	(169,400,699)	(52,801,680)	(5,016,525)	(37,822,165)
Net unrealized appreciation (depreciation)	(48,096,473)	(70,907,994)	(14,300,334)	(9,460,140)
Net assets	$938,928,097	$350,471,670	$132,400,071	$785,412,852
Class A
Net assets	$28,824,177	$3,515,767	$311,759	$8,067,554
Shares outstanding	2,174,218	356,054	46,899	768,084
Net asset value per share	$13.26	$9.87	$6.65	$10.50
Maximum offering price per share	$14.03	$10.44	$7.04	$11.11
Class C
Net assets	$2,378,304	$1,216,284	$290,543	$11,524,594
Shares outstanding	182,632	133,103	45,492	1,155,111
Net asset value and offering price per share	$13.02	$9.14	$6.39	$9.98
Class Y
Net assets	$16,983,435	$7,075,114	$201,536	$17,707,207
Shares outstanding	1,287,029	711,345	31,297	1,702,998
Net asset value, offering price and redemption value per share[4]	$13.20	$9.95	$6.44	$10.40
Class P
Net assets	$890,742,181	$338,664,505	$131,596,233	$748,113,497
Shares outstanding	67,648,748	34,217,913	20,507,016	72,097,887
Net asset value, offering price and redemption value per share[4]	$13.17	$9.90	$6.42	$10.38

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the six months ended January 31, 2016 (unaudited)

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$11,135	$370,477
Interest (net of foreign withholding taxes of $0; $522; $45; $0; $0; $8,039 and $0, respectively)	187,529	6,507,171	5,054,559	15,729,364
Securities lending income (includes $0; $0; $9,524; $8,356; $0; $926 and $20,938, respectively earned from an affiliated entity)	—	—	26,515	9,019
	187,529	6,507,171	5,092,209	16,108,860
Expenses:
Investment management and administration fees	338,411	1,634,785	1,133,563	2,710,652
Service fees–Class A	—	58,815	24,337	16,740
Service and distribution fees–Class C	—	47,595	7,068	41,948
Transfer agency and related services fees	408,741	428,404	340,680	473,514
Custody and accounting fees	9,432	111,342	105,481	257,776
Professional fees	53,740	84,667	117,915	118,982
Reports and notices to shareholders	60,203	24,661	19,648	35,292
State registration fees	13,563	27,232	26,823	29,317
Trustees' fees	13,045	16,093	15,065	19,762
Insurance expense	2,762	7,300	5,852	12,463
Interest expense	—	3,700	1,380	213,743
Other expenses	13,763	20,947	18,232	20,243
	913,660	2,465,541	1,816,044	3,950,432
Fee waivers and/or expense reimbursements by investment manager and administrator	(735,816)	(465,772)	(327,078)	(411,714)
Net expenses	177,844	1,999,769	1,488,966	3,538,718
Net investment income	9,685	4,507,402	3,603,243	12,570,142
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	3,848	1,089,954	123,407	(237,114)
Futures	—	11,295	(89,674)	(477,509)
Options and swaptions written	—	200,074	271,284	1,139,464
Investments sold short	—	2,969	—	—
Swaps	—	(324,487)	875	559,287
Forward foreign currency contracts	—	—	81,087	2,162,277
Foreign currency transactions	—	—	11,715	(42,509)
Net realized gain (loss)	3,848	979,805	398,694	3,103,896
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	—	4,262,734	(2,162,396)	(10,869,501)
Futures	—	25,233	355,969	(540,165)
Options and swaptions written	—	119,586	(58,198)	645,656
Investments sold short	—	1,053,787	22,750	—
Swaps	—	(3,389,549)	(638,555)	(10,377,668)
Forward foreign currency contracts	—	—	(46,377)	4,374
Other assets and liabilities denominated in foreign currency	—	—	(15,327)	126,145
Net change in unrealized appreciation/depreciation	—	2,071,791	(2,542,134)	(21,011,159)
Net realized and unrealized gain (loss) from investment activities	3,848	3,051,596	(2,143,440)	(17,907,263)
Net increase (decrease) in net assets resulting from operations	$13,533	$7,558,998	$1,459,803	$(5,337,121)

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$4,513
Interest (net of foreign withholding taxes of $0; $522; $45; $0; $0; $8,039 and $0, respectively)	6,920,044	6,879,255	14,054,440
Securities lending income (includes $0; $0; $9,524; $8,356; $0; $926 and $20,938, respectively earned from an affiliated entity)	—	2,791	86,337
	6,920,044	6,882,046	14,145,290
Expenses:
Investment management and administration fees	1,088,271	2,058,633	1,663,536
Service fees–Class A	65,836	54,986	6,072
Service and distribution fees–Class C	39,010	11,184	13,667
Transfer agency and related services fees	75,796	480,356	367,032
Custody and accounting fees	69,575	251,935	88,209
Professional fees	69,646	91,651	82,535
Reports and notices to shareholders	7,994	28,936	23,128
State registration fees	27,519	28,386	26,733
Trustees' fees	14,861	16,389	15,135
Insurance expense	5,415	7,665	5,905
Interest expense	—	6,152	—
Other expenses	14,213	17,696	14,560
	1,478,136	3,053,969	2,306,512
Fee waivers and/or expense reimbursements by investment manager and administrator	(144,758)	(628,457)	(365,769)
Net expenses	1,333,378	2,425,512	1,940,743
Net investment income	5,586,666	4,456,534	12,204,547
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments	1,693,885	(7,942,965)	(10,071,883)
Futures	—	15,843	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(1,105,763)	3,854,190
Foreign currency transactions	—	(610,670)	(1,031,228)
Net realized gain (loss)	1,693,885	(9,643,555)	(7,248,921)
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	8,760,189	(2,203,091)	(32,471,883)
Futures	—	(1,006,301)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts	—	(263,681)	(278,005)
Other assets and liabilities denominated in foreign currency	—	7,940,298	(60,049)
Net change in unrealized appreciation/depreciation	8,760,189	4,467,225	(32,809,937)
Net realized and unrealized gain (loss) from investment activities	10,454,074	(5,176,330)	(40,058,858)
Net increase (decrease) in net assets resulting from operations	$16,040,740	$(719,796)	$(27,854,311)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the six months ended January 31, 2016 (unaudited)

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $59,836; $27,631; $22,538; $11,119; $611,693; $358,329; $46,064 and $58,254, respectively)	$20,478,416	$6,642,246	$5,123,966	$1,147,886
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	187	357	145	151
Securities lending income (includes $1,628; $1,764; $9,007; $17,158; $14,518; $4,474; $1,088 and $0, respectively earned from an affiliated entity)	22,964	70,176	210,758	186,053
	20,501,567	6,712,779	5,334,869	1,334,090
Expenses:
Investment management and administration fees	4,895,556	5,214,139	2,057,689	2,044,357
Service fees–Class A	142,454	54,843	21,379	30,996
Service and distribution fees–Class C	66,660	19,328	22,432	17,484
Transfer agency and related services fees	562,747	532,026	505,981	508,245
Dividend expense, interest expense and other borrowing costs for investments sold short	2,265,010	—	—	—
Custody and accounting fees	256,085	260,764	100,207	99,564
Professional fees	89,695	72,494	69,112	72,447
Reports and notices to shareholders	42,287	31,781	28,831	31,479
State registration fees	30,657	30,458	26,592	26,585
Trustees' fees	24,143	24,024	16,170	16,215
Insurance expense	19,494	18,871	7,338	7,140
Interest expense	957	623	—	22
Other expenses	25,237	23,106	15,735	15,357
	8,420,982	6,282,457	2,871,466	2,869,891
Fee waivers and/or expense reimbursements by investment manager and administrator	(82,259)	(50,256)	—	(112,586)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	261
Net expenses	8,338,723	6,232,201	2,871,466	2,757,566
Net investment income	12,162,844	480,578	2,463,403	(1,423,476)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	332,459	51,238,312	7,462,888	28,416,364
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	4,272,957	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(2,238)	—	(412)	—
Net realized gain (loss)	4,603,178	51,238,312	7,462,476	28,416,364
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $213,144; $0 and $0, respectively)	(162,071,157)	(159,480,978)	(75,042,942)	(149,102,083)
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	23,913,908	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	—	—	—	—
Net change in unrealized appreciation/depreciation	(138,157,249)	(159,480,978)	(75,042,942)	(149,102,083)
Net realized and unrealized loss from investment activities	(133,554,071)	(108,242,666)	(67,580,466)	(120,685,719)
Net decrease in net assets resulting from operations	$(121,391,227)	$(107,762,088)	$(65,117,063)	$(122,109,195)

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $59,836; $27,631; $22,538; $11,119; $611,693; $358,329; $46,064 and $58,254, respectively)	$9,588,632	$3,440,426	$2,648,454	$4,418,895
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	—	—	—	1,110,471
Securities lending income (includes $1,628; $1,764; $9,007; $17,158; $14,518; $4,474; $1,088 and $0, respectively earned from an affiliated entity)	94,852	89,590	6,827	—
	9,683,484	3,530,016	2,655,281	5,529,366
Expenses:
Investment management and administration fees	4,442,237	2,157,787	571,551	5,465,478
Service fees–Class A	38,816	5,156	427	10,004
Service and distribution fees–Class C	12,672	7,072	1,635	51,780
Transfer agency and related services fees	516,713	474,936	346,928	278,332
Dividend expense, interest expense and other borrowing costs for investments sold short	1,489,169	—	—	527,560
Custody and accounting fees	476,466	363,247	53,473	277,007
Professional fees	88,064	108,168	76,588	181,044
Reports and notices to shareholders	30,315	26,688	25,776	23,457
State registration fees	29,984	28,028	24,667	36,107
Trustees' fees	20,879	15,188	12,327	18,236
Insurance expense	14,023	6,142	2,000	9,706
Interest expense	1,120	839	—	48,415
Other expenses	31,526	28,218	23,144	39,197
	7,191,984	3,221,469	1,138,516	6,966,323
Fee waivers and/or expense reimbursements by investment manager and administrator	(171,049)	(186,354)	(277,902)	(280,834)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	7,020,935	3,035,115	860,614	6,685,489
Net investment income	2,662,549	494,901	1,794,667	(1,156,123)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $0; $0 and $0, respectively)	(13,650,826)	(24,939,766)	1,200,612	(29,604,099)
Futures	—	—	—	7,379
Options and swaptions written	—	—	—	(955,328)
Investments sold short	1,057,487	—	—	24,597,764
Swaps	—	—	—	(354,768)
Forward foreign currency contracts	(88,742)	1,713	(13,321)	8,116,852
Foreign currency transactions	(54,497)	(292,259)	(11,815)	653,638
Net realized gain (loss)	(12,736,578)	(25,230,312)	1,175,476	2,461,438
Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $213,144; $0 and $0, respectively)	(119,852,226)	(44,164,008)	(16,082,976)	(21,751,039)
Futures	—	—	—	896,456
Options and swaptions written	—	—	—	(695,011)
Investments sold short	18,220,521	—	—	244,166
Swaps	—	—	—	(713,485)
Forward foreign currency contracts	—	—	—	(4,473,104)
Other assets and liabilities denominated in foreign currency	(72,508)	217,303	206	19,811
Net change in unrealized appreciation/depreciation	(101,704,213)	(43,946,705)	(16,082,770)	(26,472,206)
Net realized and unrealized loss from investment activities	(114,440,791)	(69,177,017)	(14,907,294)	(24,010,768)
Net decrease in net assets resulting from operations	$(111,778,242)	$(68,682,116)	$(13,112,627)	$(25,166,891)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment income	$9,685	$21,010	$4,507,402	$5,992,694	$3,603,243	$6,624,471
Net realized gain	3,848	1,868	979,805	8,741,969	398,694	2,913,021
Net change in unrealized appreciation/depreciation	—	—	2,071,791	2,058,413	(2,542,134)	(1,438,203)
Net increase in net assets resulting from operations	13,533	22,878	7,558,998	16,793,076	1,459,803	8,099,289
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(506,170)	(917,339)	(141,755)	(300,471)
Net investment income–Class C	—	—	(104,730)	(164,106)	(9,046)	(16,086)
Net investment income–Class Y	—	—	(515,004)	(959,832)	(3,763)	(8,135)
Net investment income–Class P	(9,685)	(21,010)	(5,073,778)	(8,706,791)	(3,479,680)	(6,417,370)
Net realized gains–Class A	—	—	—	—	(131,084)	(20,543)
Net realized gains–Class C	—	—	—	—	(12,463)	(1,929)
Net realized gains–Class Y	—	—	—	—	(3,103)	(533)
Net realized gains–Class P	(5,106)	—	—	—	(2,790,103)	(393,490)
	(14,791)	(21,010)	(6,199,682)	(10,748,068)	(6,570,997)	(7,158,557)
From beneficial interest transactions:
Net proceeds from shares sold	167,285,050	183,206,846	46,161,204	101,122,463	40,582,615	73,336,307
Cost of shares repurchased	(117,537,041)	(226,742,570)	(72,976,301)	(144,471,645)	(43,180,408)	(103,080,896)
Proceeds from dividends reinvested	10,153	11,852	5,663,263	9,890,764	5,969,444	6,563,326
Net increase (decrease) in net assets from beneficial interest transactions	49,758,162	(43,523,872)	(21,151,834)	(33,458,418)	3,371,651	(23,181,263)
Redemption fees	—	—	508	22,140	375	11,937
Net increase (decrease) in net assets	49,756,904	(43,522,004)	(19,792,010)	(27,391,270)	(1,739,168)	(22,228,594)
Net assets:
Beginning of period	168,503,117	212,025,121	529,422,325	556,813,595	425,665,925	447,894,519
End of period	$218,260,021	$168,503,117	$509,630,315	$529,422,325	$423,926,757	$425,665,925
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$(1,296,467)	$395,813	$1,899,866	$1,930,867

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment income	$12,570,142	$25,326,554	$5,586,666	$10,736,582
Net realized gain	3,103,896	37,741,831	1,693,885	2,565,096
Net change in unrealized appreciation/depreciation	(21,011,159)	(36,203,343)	8,760,189	(3,970,786)
Net increase in net assets resulting from operations	(5,337,121)	26,865,042	16,040,740	9,330,892
Dividends and distributions to shareholders from:
Net investment income–Class A	(168,198)	(583,597)	(662,671)	(1,412,028)
Net investment income–Class C	(114,196)	(261,237)	(105,685)	(208,822)
Net investment income–Class Y	(33,698)	(76,482)	(1,211)	(2,202)
Net investment income–Class P	(12,215,523)	(23,904,856)	(4,820,218)	(9,111,979)
Net realized gains–Class A	(91,459)	—	(255,997)	—
Net realized gains–Class C	(76,636)	—	(52,887)	—
Net realized gains–Class Y	(17,865)	—	(411)	—
Net realized gains–Class P	(6,082,217)	—	(1,721,048)	—
	(18,799,792)	(24,826,172)	(7,620,128)	(10,735,031)
From beneficial interest transactions:
Net proceeds from shares sold	59,491,561	154,923,974	32,789,314	85,015,800
Cost of shares repurchased	(110,078,128)	(210,830,699)	(44,617,142)	(92,511,215)
Proceeds from dividends reinvested	17,436,409	23,047,188	6,556,215	9,095,650
Net increase (decrease) in net assets from beneficial interest transactions	(33,150,158)	(32,859,537)	(5,271,613)	1,600,235
Redemption fees	872	20,193	107	13,231
Net increase (decrease) in net assets	(57,286,199)	(30,800,474)	3,149,106	209,327
Net assets:
Beginning of period	921,367,489	952,167,963	409,548,619	409,339,292
End of period	$864,081,290	$921,367,489	$412,697,725	$409,548,619
Accumulated undistributed (distributions in excess of) net investment income	$10,520,425	$10,481,898	$(1,568)	$1,551

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment income (loss)	$4,456,534	$9,801,696	$12,204,547	$24,212,951	$12,162,844	$16,775,073
Net realized gain (loss)	(9,643,555)	10,782,783	(7,248,921)	(2,618,545)	4,603,178	164,991,691
Net change in unrealized appreciation/depreciation	4,467,225	(50,024,939)	(32,809,937)	(31,613,085)	(138,157,249)	(89,288,676)
Net increase (decrease) in net assets resulting from operations	(719,796)	(29,440,460)	(27,854,311)	(10,018,679)	(121,391,227)	92,478,088
Dividends and distributions to shareholders from:
Net investment income–Class A	(877,384)	(1,135,389)	(137,804)	(597,629)	(1,600,974)	(1,525,090)
Net investment income–Class C	(52,176)	(78,518)	(95,551)	(220,431)	(76,124)	(66,854)
Net investment income–Class Y	(85,542)	(115,532)	(31,097)	(65,184)	(296,865)	(293,672)
Net investment income–Class P	(10,443,302)	(11,525,447)	(11,943,785)	(23,460,551)	(19,469,455)	(18,788,240)
Net realized gains–Class A	—	—	—	(95,677)	(12,437,875)	(14,137,477)
Net realized gains–Class C	—	—	—	(69,906)	(1,467,118)	(1,652,069)
Net realized gains–Class Y	—	—	—	(17,723)	(1,945,097)	(2,152,081)
Net realized gains–Class P	—	—	—	(6,529,594)	(127,599,657)	(138,591,954)
Return of capital–Class A	—	(495,088)	—	—	—	—
Return of capital–Class C	—	(28,081)	—	—	—	—
Return of capital–Class Y	—	(54,520)	—	—	—	—
Return of capital–Class P	—	(5,859,791)	—	—	—	—
	(11,458,404)	(19,292,366)	(12,208,237)	(31,056,695)	(164,893,165)	(177,207,437)
From beneficial interest transactions:
Net proceeds from shares sold	35,124,918	95,553,557	30,718,051	90,672,586	56,885,093	136,265,977
Cost of shares repurchased	(64,237,768)	(109,511,562)	(57,893,502)	(102,686,648)	(119,273,629)	(267,096,055)
Proceeds from dividends reinvested	10,524,180	17,870,563	11,223,628	28,870,493	155,548,729	168,243,107
Net increase (decrease) in net assets from beneficial interest transactions	(18,588,670)	3,912,558	(15,951,823)	16,856,431	93,160,193	37,413,029
Redemption fees	95	13,889	110	16,853	230	23,523
Net increase (decrease) in net assets	(30,766,775)	(44,806,379)	(56,014,261)	(24,202,090)	(193,123,969)	(47,292,797)
Net assets:
Beginning of period	554,351,747	599,158,126	438,423,304	462,625,394	1,406,628,807	1,453,921,604
End of period	$523,584,972	$554,351,747	$382,409,043	$438,423,304	$1,213,504,838	$1,406,628,807
Accumulated undistributed (distributions in excess of) net investment income	$(17,594,748)	$(10,592,878)	$(2,906,923)	$(2,903,233)	$910,655	$10,191,229

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment income (loss)	$480,578	$(4,719,801)	$2,463,403	$3,541,731
Net realized gain (loss)	51,238,312	235,265,227	7,462,476	48,483,218
Net change in unrealized appreciation/depreciation	(159,480,978)	(35,032,795)	(75,042,942)	(11,509,145)
Net increase (decrease) in net assets resulting from operations	(107,762,088)	195,512,631	(65,117,063)	40,515,804
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(98,376)	(24,600)
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	—	(35,724)	(6,601)	(4,681)
Net investment income–Class P	—	(2,888,553)	(3,438,922)	(2,389,968)
Net realized gains–Class A	(6,743,462)	(5,095,957)	(1,705,018)	(2,280,425)
Net realized gains–Class C	(683,839)	(525,244)	(511,308)	(685,859)
Net realized gains–Class Y	(2,275,236)	(1,776,075)	(90,053)	(113,176)
Net realized gains–Class P	(190,560,995)	(147,942,352)	(47,631,702)	(62,244,809)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(200,263,532)	(158,263,905)	(53,481,980)	(67,743,518)
From beneficial interest transactions:
Net proceeds from shares sold	54,701,949	132,259,675	28,957,927	68,158,767
Cost of shares repurchased	(127,116,384)	(272,549,191)	(49,580,319)	(104,177,834)
Proceeds from dividends reinvested	190,899,627	151,450,541	51,030,143	64,935,600
Net increase (decrease) in net assets from beneficial interest transactions	118,485,192	11,161,025	30,407,751	28,916,533
Redemption fees	169	23,600	202	9,886
Net increase (decrease) in net assets	(189,540,259)	48,433,351	(88,191,090)	1,698,705
Net assets:
Beginning of period	1,426,278,919	1,377,845,568	550,132,944	548,434,239
End of period	$1,236,738,660	$1,426,278,919	$461,941,854	$550,132,944
Accumulated undistributed (distributions in excess of) net investment income	$2,359,065	$1,878,487	$868,008	$1,948,504

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment gain (loss)	$(1,423,476)	$(3,413,348)	$2,662,549	$17,906,329	$494,901	$5,475,929
Net realized gain (loss)	28,416,364	79,663,106	(12,736,578)	143,550	(25,230,312)	(6,360,744)
Net change in unrealized appreciation/depreciation	(149,102,083)	28,257,828	(101,704,213)	(30,875,378)	(43,946,705)	(59,652,368)
Net increase (decrease) in net assets resulting from operations	(122,109,195)	104,507,586	(111,778,242)	(12,825,499)	(68,682,116)	(60,537,183)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(432,357)	(775,097)	(12,585)	(31,788)
Net investment income–Class C	—	—	(15,942)	(43,304)	—	(4,650)
Net investment income–Class Y	—	—	(296,907)	(574,833)	(80,288)	(130,682)
Net investment income–Class P	—	—	(16,216,509)	(26,674,739)	(3,935,904)	(5,205,232)
Net realized gains–Class A	(5,003,773)	(3,951,907)	—	—	—	—
Net realized gains–Class C	(822,961)	(684,644)	—	—	—	—
Net realized gains–Class Y	(139,471)	(102,429)	—	—	—	—
Net realized gains–Class P	(93,077,502)	(70,594,409)	—	—	—	—
	(99,043,707)	(75,333,389)	(16,961,715)	(28,067,973)	(4,028,777)	(5,372,352)
From beneficial interest transactions:
Net proceeds from shares sold	27,860,140	64,464,065	65,971,199	155,528,359	43,919,837	97,397,616
Cost of shares repurchased	(56,189,097)	(106,447,993)	(86,337,400)	(178,023,630)	(57,419,638)	(85,432,969)
Proceeds from dividends reinvested	94,257,188	72,340,950	15,838,350	26,584,568	3,797,286	5,120,906
Net increase (decrease) in net assets from beneficial interest transactions	65,928,231	30,357,022	(4,527,851)	4,089,297	(9,702,515)	17,085,553
Redemption fees	202	10,275	154	20,422	66	13,777
Net increase (decrease) in net assets	(155,224,469)	59,541,494	(133,267,654)	(36,783,753)	(82,413,342)	(48,810,205)
Net assets:
Beginning of period	578,863,519	519,322,025	1,072,195,751	1,108,979,504	432,885,012	481,695,217
End of period	$423,639,050	$578,863,519	$938,928,097	$1,072,195,751	$350,471,670	$432,885,012
Accumulated undistributed (distributions in excess of) net investment income	$(1,264,770)	$158,706	$(2,311,016)	$11,988,150	$488,361	$4,022,237

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment gain (loss)	$1,794,667	$2,791,214	$(1,156,123)	$(2,996,642)
Net realized gain (loss)	1,175,476	19,080,873	2,461,438	45,960,291
Net change in unrealized appreciation/depreciation	(16,082,770)	(17,829,865)	(26,472,206)	(8,120,779)
Net increase (decrease) in net assets resulting from operations	(13,112,627)	4,042,222	(25,166,891)	34,842,870
Dividends and distributions to shareholders from:
Net investment income–Class A	(8,823)	—	(176,055)	—
Net investment income–Class C	(7,358)	(7,950)	(310,096)	(13,698)
Net investment income–Class Y	(7,174)	(9,820)	(553,606)	(37,288)
Net investment income–Class P	(4,510,322)	(5,232,448)	(25,341,043)	(7,024,459)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(4,533,677)	(5,250,218)	(26,380,800)	(7,075,445)
From beneficial interest transactions:
Net proceeds from shares sold	8,796,357	26,400,418	139,168,453	280,363,346
Cost of shares repurchased	(12,070,596)	(32,397,785)	(128,658,865)	(212,517,090)
Proceeds from dividends reinvested	4,240,406	4,972,531	24,526,498	6,583,602
Net increase (decrease) in net assets from beneficial interest transactions	966,167	(1,024,836)	35,036,086	74,429,858
Redemption fees	31	2,727	179	21,748
Net increase (decrease) in net assets	(16,680,106)	(2,230,105)	(16,511,426)	102,219,031
Net assets:
Beginning of period	149,080,177	151,310,282	801,924,278	699,705,247
End of period	$132,400,071	$149,080,177	$785,412,852	$801,924,278
Accumulated undistributed (distributions in excess of) net investment income	$(1,212,281)	$1,526,729	$(7,083,707)	$20,453,216

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the six months ended January 31, 2016 (unaudited)

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(121,391,227)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(314,259,023)
Purchases to cover investments sold short	(91,161,764)
Proceeds from disposition of long-term investments	360,678,788
Sales of investments sold short	87,299,991
Net purchases of short-term investments	15,589,190
Net realized (gains) from investments in securities	(332,459)
Net realized (gains) from investments in sold short	(4,272,957)
Net change in unrealized appreciation/depreciation of investments in securities	162,071,157
Net change in unrealized appreciation/depreciation of investments sold short	(23,913,908)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	2,041,851
Receivable for dividends and interest	(485,309)
Receivable for foreign tax reclaims	2,282
Other assets	(17,023)
Increase (decrease) in liabilities:
Payable for bank line of credit	497,573
Payable for cash collateral from securities loaned	(801,041)
Payable to affiliate	(125,050)
Payable for dividends and interest expense on investments sold short	(90,430)
Payable to custodian	33,496
Accrued expenses and other liabilities	71,942
Net cash provided from operating activities	71,436,079
Cash flows from financing activities
Proceeds from shares sold	56,430,996
Cost of shares repurchased	(118,521,488)
Dividends paid to shareholders	(9,344,436)
Redemption fees	230
Net cash used in financing activities	(71,434,698)
Net increase in cash and foreign currency	1,381
Cash and foreign currency, beginning of period	—
Cash and foreign currency, end of period	$1,381
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(155,548,729)
Cash paid during the period for interest	$957

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the six months ended January 31, 2016 (unaudited)

PACE International Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(111,778,242)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(306,565,944)
Purchases to cover investments sold short	(75,677,190)
Proceeds from disposition of long-term investments	311,548,651
Sales of investments sold short	82,677,331
Net purchases of short-term investments	15,894,619
Net realized losses from investments in securities	13,650,826
Net realized (gains) from investments sold short	(1,057,487)
Net change in unrealized appreciation/depreciation of investments in securities	119,852,226
Net change in unrealized appreciation/depreciation of investments sold short	(18,220,521)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	2,763,595
Receivable for interest and dividends	480,853
Receivable for foreign tax reclaims	(29,186)
Other assets	(12,392)
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(12,394,214)
Payable for foreign withholding taxes and foreign capital gains taxes	14,483
Payable to affiliate	(115,530)
Payable for dividends and interest expense on investments sold short	(63,074)
Payable to custodian	166,706
Accrued expenses and other liabilities	65,324
Net cash provided from operating activities	21,200,834
Cash flows from financing activities
Proceeds from shares sold	65,668,519
Cost of shares repurchased	(85,555,955)
Dividends paid to shareholders	(1,123,365)
Redemption fees	154
Net cash used in financing activities	(21,010,647)
Net increase in cash and foreign currency	190,187
Cash and foreign currency, beginning of period	125,231
Cash and foreign currency, end of period	$315,418
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(15,838,350)
Cash paid during the period for interest	$1,120

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Government Money Market Investments
Financial highlights

Selected financial data throughout each period is presented below:

	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%[3]	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[4]	0.93%	0.91%	0.88%	0.89%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.18%[4]	0.14%	0.14%	0.19%	0.19%	0.25%
Net investment income	0.01%[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$218,260	$168,503	$212,025	$309,842	$337,091	$365,844
1  Amount represents less than $0.00005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. The investment return for period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 330 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements.

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PACE Select Advisors Trust

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.96	$12.82	$12.62	$13.46	$13.31	$13.71
Net investment income[1]	0.10	0.11	0.15	0.11	0.22	0.29
Net realized and unrealized gains (losses)	0.07	0.26	0.32	(0.39)	0.34	0.20
Net increase (decrease) from operations	0.17	0.37	0.47	(0.28)	0.56	0.49
Dividends from net investment income	(0.14)	(0.23)	(0.27)	(0.31)	(0.34)	(0.38)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.14)	(0.23)	(0.27)	(0.56)	(0.41)	(0.89)
Net asset value, end of period	$12.99	$12.96	$12.82	$12.62	$13.46	$13.31
Total investment return[2]	1.32%	2.86%	3.74%	(2.29)%	4.34%	3.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[3,4]	1.07%	1.07%	1.05%	1.05%	1.06%[3]
Expenses after fee waivers and/or expense reimbursements	0.97%[3,4]	0.97%	0.97%	0.99%	1.02%	1.02%[3]
Net investment income	1.51%[4]	0.87%	1.17%	0.83%	1.68%	2.16%
Supplemental data:
Net assets, end of period (000's)	$46,075	$47,860	$59,834	$66,554	$78,764	$80,727
Portfolio turnover	660%	1,360%	1,117%	1,336%	1,046%	1,105%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.96	$12.82	$12.62	$13.47	$13.31	$13.71
Net investment income[1]	0.11	0.15	0.18	0.14	0.26	0.32
Net realized and unrealized gains (losses)	0.09	0.25	0.32	(0.40)	0.35	0.20
Net increase (decrease) from operations	0.20	0.40	0.50	(0.26)	0.61	0.52
Dividends from net investment income	(0.16)	(0.26)	(0.30)	(0.34)	(0.38)	(0.41)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.16)	(0.26)	(0.30)	(0.59)	(0.45)	(0.92)
Net asset value, end of period	$13.00	$12.96	$12.82	$12.62	$13.47	$13.31
Total investment return[2]	1.53%	3.12%	4.00%	(2.05)%	4.60%	4.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.88%[3,4]	0.86%	0.87%	0.85%	0.86%	0.88%[3]
Expenses after fee waivers and/or expense reimbursements	0.72%[3,4]	0.72%	0.72%	0.74%	0.77%	0.77%[3]
Net investment income	1.75%[4]	1.13%	1.42%	1.08%	1.92%	2.42%
Supplemental data:
Net assets, end of period (000's)	$40,920	$46,071	$47,959	$57,567	$61,428	$50,830
Portfolio turnover	660%	1,360%	1,117%	1,336%	1,046%	1,105%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.97	$12.84	$12.63	$13.48	$13.32	$13.72
Net investment income[1]	0.07	0.05	0.09	0.04	0.16	0.22
Net realized and unrealized gains (losses)	0.08	0.24	0.32	(0.40)	0.34	0.20
Net increase (decrease) from operations	0.15	0.29	0.41	(0.36)	0.50	0.42
Dividends from net investment income	(0.11)	(0.16)	(0.20)	(0.24)	(0.27)	(0.31)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.11)	(0.16)	(0.20)	(0.49)	(0.34)	(0.82)
Net asset value, end of period	$13.01	$12.97	$12.84	$12.63	$13.48	$13.32
Total investment return[2]	1.14%	2.27%	3.29%	(2.78)%	3.81%	3.22%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%[3,4]	1.59%	1.59%	1.56%	1.56%	1.58%[3]
Expenses after fee waivers and/or expense reimbursements	1.47%[3,4]	1.47%	1.47%	1.49%	1.52%	1.52%[3]
Net investment income	1.01%[4]	0.37%	0.67%	0.33%	1.19%	1.66%
Supplemental data:
Net assets, end of period (000's)	$12,327	$12,887	$13,958	$16,907	$20,710	$22,064
Portfolio turnover	660%	1,360%	1,117%	1,336%	1,046%	1,105%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.96	$12.83	$12.63	$13.47	$13.32	$13.71
Net investment income[1]	0.11	0.15	0.18	0.14	0.26	0.32
Net realized and unrealized gains (losses)	0.09	0.24	0.32	(0.39)	0.34	0.21
Net increase (decrease) from operations	0.20	0.39	0.50	(0.25)	0.60	0.53
Dividends from net investment income	(0.16)	(0.26)	(0.30)	(0.34)	(0.38)	(0.41)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)	(0.51)
Total dividends and distributions	(0.16)	(0.26)	(0.30)	(0.59)	(0.45)	(0.92)
Net asset value, end of period	$13.00	$12.96	$12.83	$12.63	$13.47	$13.32
Total investment return[2]	1.53%	3.04%	4.00%	(1.97)%	4.52%	4.08%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3,4]	0.91%	0.90%	0.86%	0.85%	0.86%[3]
Expenses after fee waivers and/or expense reimbursements	0.72%[3,4]	0.72%	0.72%	0.74%	0.77%	0.77%[3]
Net investment income	1.76%[4]	1.13%	1.41%	1.08%	1.93%	2.41%
Supplemental data:
Net assets, end of period (000's)	$410,309	$422,604	$435,063	$447,362	$453,841	$453,931
Portfolio turnover	660%	1,360%	1,117%	1,336%	1,046%	1,105%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Intermediate Fixed Income Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.36	$12.33	$12.20	$12.42	$12.15	$12.02
Net investment income[1]	0.09	0.16	0.14	0.12	0.21	0.26
Net realized and unrealized gains (losses)	(0.07)	0.04	0.14	(0.22)	0.28	0.12
Net increase (decrease) from operations	0.02	0.20	0.28	(0.10)	0.49	0.38
Dividends from net investment income	(0.09)	(0.16)	(0.15)	(0.12)	(0.22)	(0.25)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—	—
Total dividends and distributions	(0.17)	(0.17)	(0.15)	(0.12)	(0.22)	(0.25)
Net asset value, end of period	$12.21	$12.36	$12.33	$12.20	$12.42	$12.15
Total investment return[2]	0.21%	1.64%	2.30%	(0.93)%	4.16%	3.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.04%[3,4]	1.03%[3]	1.03%	0.99%[3]	1.00%	0.99%[3]
Expenses after fee waivers and/or expense reimbursements	0.93%[3,4]	0.93%[3]	0.93%	0.93%[3]	0.93%	0.93%[3]
Net investment income	1.45%[4]	1.26%	1.18%	0.98%	1.73%	2.18%
Supplemental data:
Net assets, end of period (000's)	$18,648	$19,932	$28,080	$31,355	$36,665	$39,022
Portfolio turnover	144%	476%	827%	818%	398%	664%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.36	$12.33	$12.20	$12.43	$12.15	$12.02
Net investment income[1]	0.10	0.19	0.18	0.15	0.24	0.29
Net realized and unrealized gains (losses)	(0.06)	0.04	0.13	(0.23)	0.29	0.12
Net increase (decrease) from operations	0.04	0.23	0.31	(0.08)	0.53	0.41
Dividends from net investment income	(0.11)	(0.19)	(0.18)	(0.15)	(0.25)	(0.28)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—	—
Total dividends and distributions	(0.19)	(0.20)	(0.18)	(0.15)	(0.25)	(0.28)
Net asset value, end of period	$12.21	$12.36	$12.33	$12.20	$12.43	$12.15
Total investment return[2]	0.34%	1.90%	2.56%	(0.68)%	4.42%	3.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.06%[3,4]	0.86%[3]	1.05%	0.89%[3]	0.88%	0.83%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3,4]	0.68%[3]	0.68%	0.68%[3]	0.68%	0.68%[3]
Net investment income	1.70%[4]	1.51%	1.43%	1.24%	1.99%	2.42%
Supplemental data:
Net assets, end of period (000's)	$415	$444	$543	$674	$990	$1,277
Portfolio turnover	144%	476%	827%	818%	398%	664%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.37	$12.35	$12.22	$12.44	$12.17	$12.03
Net investment income[1]	0.06	0.09	0.08	0.06	0.15	0.20
Net realized and unrealized gains (losses)	(0.06)	0.04	0.14	(0.23)	0.28	0.13
Net increase (decrease) from operations	—	0.13	0.22	(0.17)	0.43	0.33
Dividends from net investment income	(0.06)	(0.10)	(0.09)	(0.05)	(0.16)	(0.19)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—	—
Total dividends and distributions	(0.14)	(0.11)	(0.09)	(0.05)	(0.16)	(0.19)
Net asset value, end of period	$12.23	$12.37	$12.35	$12.22	$12.44	$12.17
Total investment return[2]	0.04%	1.05%	1.78%	(1.34)%	3.55%	2.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.54%[3,4]	1.53%[3]	1.52%	1.49%[3]	1.51%	1.49%[3]
Expenses after fee waivers and/or expense reimbursements	1.43%[3,4]	1.43%[3]	1.43%	1.43%[3]	1.43%	1.43%[3]
Net investment income	0.95%[4]	0.76%	0.68%	0.48%	1.23%	1.67%
Supplemental data:
Net assets, end of period (000's)	$1,825	$1,931	$2,260	$2,685	$3,270	$3,474
Portfolio turnover	144%	476%	827%	818%	398%	664%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.36	$12.33	$12.20	$12.43	$12.16	$12.02
Net investment income[1]	0.10	0.19	0.18	0.15	0.24	0.29
Net realized and unrealized gains (losses)	(0.06)	0.04	0.13	(0.23)	0.28	0.13
Net increase (decrease) from operations	0.04	0.23	0.31	(0.08)	0.52	0.42
Dividends from net investment income	(0.11)	(0.19)	(0.18)	(0.15)	(0.25)	(0.28)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—	—
Total dividends and distributions	(0.19)	(0.20)	(0.18)	(0.15)	(0.25)	(0.28)
Net asset value, end of period	$12.21	$12.36	$12.33	$12.20	$12.43	$12.16
Total investment return[2]	0.34%	1.90%	2.56%	(0.68)%	4.33%	3.58%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.84%[3,4]	0.83%[3]	0.82%	0.74%[3]	0.74%	0.72%[3]
Expenses after fee waivers and/or expense reimbursements	0.68%[3,4]	0.68%[3]	0.68%	0.68%[3]	0.68%	0.68%[3]
Net investment income	1.70%[4]	1.51%[3]	1.43%	1.22%	1.97%	2.43%
Supplemental data:
Net assets, end of period (000's)	$403,038	$403,358	$417,011	$415,894	$421,822	$411,723
Portfolio turnover	144%	476%	827%	818%	398%	664%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.93	$13.90	$14.16	$15.29	$14.55	$14.56
Net investment income[1]	0.17	0.35	0.37	0.41	0.42	0.48
Net realized and unrealized gains (losses)	(0.26)	0.01	0.11	(0.78)	1.11	0.43
Net increase (decrease) from operations	(0.09)	0.36	0.48	(0.37)	1.53	0.91
Dividends from net investment income	(0.17)	(0.33)	(0.28)	(0.43)	(0.52)	(0.51)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	—	(0.09)	—	—	—
Total dividends, distributions and return of capital	(0.27)	(0.33)	(0.74)	(0.76)	(0.79)	(0.92)
Net asset value, end of period	$13.57	$13.93	$13.90	$14.16	$15.29	$14.55
Total investment return[2]	(0.72)%	2.69%	3.51%	(2.60)%	10.86%	6.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.12%[4]	1.07%	1.06%[3]	1.03%[3]	1.04%[3]	1.09%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.03%[4]	1.05%	1.06%[3]	1.06%[3,5]	1.06%[3,5]	1.06%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.98%[4]	1.03%	1.05%	1.05%[5]	1.06%[5]	1.06%
Net investment income	2.53%[4]	2.52%	2.63%	2.72%	2.85%	3.38%
Supplemental data:
Net assets, end of period (000's)	$12,810	$13,699	$44,465	$67,417	$85,571	$56,151
Portfolio turnover	82%	154%	154%	186%	162%	444%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.91	$13.89	$14.15	$15.28	$14.54	$14.54
Net investment income[1]	0.19	0.37	0.40	0.42	0.46	0.52
Net realized and unrealized gains (losses)	(0.26)	0.02	0.12	(0.76)	1.10	0.44
Net increase (decrease) from operations	(0.07)	0.39	0.52	(0.34)	1.56	0.96
Dividends from net investment income	(0.19)	(0.37)	(0.31)	(0.46)	(0.55)	(0.55)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	—	(0.10)	—	—	—
Total dividends, distributions and return of capital	(0.29)	(0.37)	(0.78)	(0.79)	(0.82)	(0.96)
Net asset value, end of period	$13.55	$13.91	$13.89	$14.15	$15.28	$14.54
Total investment return[2]	(0.56)%	2.81%	3.82%	(2.38)%	11.10%	6.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.98%[4]	0.93%	0.93%[3]	0.90%[3]	0.89%[3]	0.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.86%[4]	0.83%	0.81%[3]	0.81%[3]	0.81%[3]	0.81%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.81%[4]	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.69%[4]	2.66%	2.90%	2.80%	3.09%	3.62%
Supplemental data:
Net assets, end of period (000's)	$2,717	$2,543	$3,158	$3,638	$5,907	$2,810
Portfolio turnover	82%	154%	154%	186%	162%	444%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.93	$13.91	$14.17	$15.29	$14.56	$14.56
Net investment income[1]	0.14	0.28	0.30	0.34	0.35	0.42
Net realized and unrealized gains (losses)	(0.26)	0.01	0.11	(0.78)	1.10	0.43
Net increase (decrease) from operations	(0.12)	0.29	0.41	(0.44)	1.45	0.85
Dividends from net investment income	(0.14)	(0.27)	(0.23)	(0.35)	(0.45)	(0.44)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	—	(0.07)	—	—	—
Total dividends, distributions and return of capital	(0.24)	(0.27)	(0.67)	(0.68)	(0.72)	(0.85)
Net asset value, end of period	$13.57	$13.93	$13.91	$14.17	$15.29	$14.56
Total investment return[2]	(0.95)%	2.16%	3.03%	(2.99)%	10.25%	6.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.59%[4]	1.54%	1.53%[3]	1.51%[3]	1.52%[3]	1.53%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	1.50%[4]	1.52%	1.53%[3]	1.51%[3]	1.52%[3]	1.55%[3]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	1.46%[4]	1.50%	1.52%	1.51%	1.52%	1.55%[5]
Net investment income	2.07%[4]	1.98%	2.17%	2.26%	2.38%	2.88%
Supplemental data:
Net assets, end of period (000's)	$10,744	$11,752	$15,143	$20,992	$21,193	$12,856
Portfolio turnover	82%	154%	154%	186%	162%	444%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.92	$13.90	$14.16	$15.29	$14.55	$14.55
Net investment income[1]	0.19	0.38	0.40	0.44	0.46	0.52
Net realized and unrealized gains (losses)	(0.26)	0.01	0.11	(0.78)	1.10	0.44
Net increase (decrease) from operations	(0.07)	0.39	0.51	(0.34)	1.56	0.96
Dividends from net investment income	(0.19)	(0.37)	(0.30)	(0.46)	(0.55)	(0.55)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)	(0.41)
Return of capital	—	—	(0.10)	—	—	—
Total dividends, distributions and return of capital	(0.29)	(0.37)	(0.77)	(0.79)	(0.82)	(0.96)
Net asset value, end of period	$13.56	$13.92	$13.90	$14.16	$15.29	$14.55
Total investment return[2]	(0.58)%	2.91%	3.77%	(2.37)%	11.09%	6.88%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.86%[4]	0.82%	0.81%[3]	0.81%[3]	0.82%[3]	0.84%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including interest expense	0.77%[4]	0.80%	0.81%[3,5]	0.81%[3]	0.81%[3]	0.81%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding interest expense	0.72%[4]	0.78%	0.81%[5]	0.81%	0.81%	0.81%
Net investment income	2.79%[4]	2.69%	2.90%	2.96%	3.10%	3.63%
Supplemental data:
Net assets, end of period (000's)	$837,810	$893,373	$889,402	$833,352	$795,829	$746,653
Portfolio turnover	82%	154%	154%	186%	162%	444%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.14	$13.19	$12.91	$13.56	$13.00	$12.94
Net investment income[1]	0.17	0.32	0.34	0.33	0.37	0.38
Net realized and unrealized gains (losses)	0.34	(0.05)	0.38	(0.59)	0.56	0.06
Net increase (decrease) from operations	0.51	0.27	0.72	(0.26)	0.93	0.44
Dividends from net investment income	(0.17)	(0.32)	(0.34)	(0.33)	(0.37)	(0.38)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.24)	(0.32)	(0.44)	(0.39)	(0.37)	(0.38)
Net asset value, end of period	$13.41	$13.14	$13.19	$12.91	$13.56	$13.00
Total investment return[2]	3.88%	2.07%	5.64%	(1.99)%	7.21%	3.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.91%[3]	0.92%	0.92%	0.93%	0.95%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.84%[3]	0.90%[4]	0.90%	0.91%	0.93%	0.93%
Net investment income	2.53%[3]	2.42%	2.59%	2.47%	2.75%	2.96%
Supplemental data:
Net assets, end of period (000's)	$51,815	$53,923	$63,225	$63,540	$71,639	$73,528
Portfolio turnover	9%	21%	30%	69%	32%	34%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.15	$13.20	$12.92	$13.57	$13.00	$12.95
Net investment income[1]	0.18	0.35	0.37	0.37	0.40	0.41
Net realized and unrealized gains (losses)	0.34	(0.05)	0.38	(0.60)	0.57	0.05
Net increase (decrease) from operations	0.52	0.30	0.75	(0.23)	0.97	0.46
Dividends from net investment income	(0.18)	(0.35)	(0.37)	(0.36)	(0.40)	(0.41)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.25)	(0.35)	(0.47)	(0.42)	(0.40)	(0.41)
Net asset value, end of period	$13.42	$13.15	$13.20	$12.92	$13.57	$13.00
Total investment return[2]	4.01%	2.32%	5.89%	(1.74)%	7.56%	3.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.69%[3]	0.70%	0.72%	0.72%	0.73%	0.74%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.62%[3]	0.65%	0.65%	0.66%	0.68%	0.68%
Net investment income	2.74%[3]	2.67%	2.84%	2.72%	3.00%	3.21%
Supplemental data:
Net assets, end of period (000's)	$118	$81	$83	$82	$121	$118
Portfolio turnover	9%	21%	30%	69%	32%	34%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.14	$13.19	$12.91	$13.57	$13.00	$12.94
Net investment income[1]	0.13	0.25	0.27	0.26	0.30	0.32
Net realized and unrealized gains (losses)	0.36	(0.05)	0.38	(0.60)	0.57	0.06
Net increase (decrease) from operations	0.49	0.20	0.65	(0.34)	0.87	0.38
Dividends from net investment income	(0.14)	(0.25)	(0.27)	(0.26)	(0.30)	(0.32)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.21)	(0.25)	(0.37)	(0.32)	(0.30)	(0.32)
Net asset value, end of period	$13.42	$13.14	$13.19	$12.91	$13.57	$13.00
Total investment return[2]	3.70%	1.55%	5.10%	(2.56)%	6.76%	2.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.42%[3]	1.42%	1.43%	1.44%	1.45%	1.45%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.35%[3]	1.40%	1.40%	1.41%	1.43%	1.43%
Net investment income	2.02%[3]	1.92%	2.09%	1.97%	2.25%	2.46%
Supplemental data:
Net assets, end of period (000's)	$10,560	$10,388	$11,033	$12,336	$13,684	$13,943
Portfolio turnover	9%	21%	30%	69%	32%	34%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.15	$13.19	$12.91	$13.57	$13.00	$12.95
Net investment income[1]	0.18	0.35	0.37	0.36	0.40	0.41
Net realized and unrealized gains (losses)	0.35	(0.04)	0.38	(0.60)	0.57	0.05
Net increase (decrease) from operations	0.53	0.31	0.75	(0.24)	0.97	0.46
Dividends from net investment income	(0.19)	(0.35)	(0.37)	(0.36)	(0.40)	(0.41)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—	—
Total dividends and distributions	(0.26)	(0.35)	(0.47)	(0.42)	(0.40)	(0.41)
Net asset value, end of period	$13.42	$13.15	$13.19	$12.91	$13.57	$13.00
Total investment return[2]	4.01%	2.39%	5.90%	(1.82)%	7.56%	3.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.67%[3]	0.67%	0.68%	0.70%	0.72%	0.72%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.60%[3]	0.65%	0.65%	0.66%	0.68%	0.68%
Net investment income	2.77%[3]	2.67%	2.84%	2.70%	3.00%	3.21%
Supplemental data:
Net assets, end of period (000's)	$350,206	$345,157	$334,999	$300,838	$231,010	$229,062
Portfolio turnover	9%	21%	30%	69%	32%	34%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.94	$10.82	$10.56	$11.40	$12.52	$11.43
Net investment income[1]	0.07	0.16	0.19	0.19	0.25	0.26
Net realized and unrealized gains (losses)	(0.09)	(0.71)	0.34	(0.72)	(0.56)	1.13
Net increase (decrease) from operations	(0.02)	(0.55)	0.53	(0.53)	(0.31)	1.39
Dividends from net investment income	(0.20)	(0.23)	(0.14)	(0.16)	(0.81)	(0.30)
Return of capital	—	(0.10)	(0.13)	(0.15)	—	—
Total dividends and return of capital	(0.20)	(0.33)	(0.27)	(0.31)	(0.81)	(0.30)
Net asset value, end of period	$9.72	$9.94	$10.82	$10.56	$11.40	$12.52
Total investment return[2]	(0.20)%	(5.17)%	5.08%	(4.80)%	(2.33)%	12.36%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3,4]	1.27%[3]	1.28%[3]	1.27%[3]	1.27%	1.26%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.05%[3,4]	1.17%[3]	1.22%[3]	1.22%[3]	1.21%[5]	1.22%[5]
Net investment income	1.45%[4]	1.56%	1.79%	1.65%	2.16%	2.16%
Supplemental data:
Net assets, end of period (000's)	$42,194	$44,725	$62,808	$70,052	$84,661	$98,636
Portfolio turnover	20%	40%	46%	63%	40%	66%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.91	$10.79	$10.54	$11.37	$12.49	$11.40
Net investment income[1]	0.08	0.18	0.21	0.21	0.28	0.28
Net realized and unrealized gains (losses)	(0.09)	(0.71)	0.33	(0.71)	(0.57)	1.14
Net increase (decrease) from operations	(0.01)	(0.53)	0.54	(0.50)	(0.29)	1.42
Dividends from net investment income	(0.21)	(0.24)	(0.14)	(0.17)	(0.83)	(0.33)
Return of capital	—	(0.11)	(0.15)	(0.16)	—	—
Total dividends and return of capital	(0.21)	(0.35)	(0.29)	(0.33)	(0.83)	(0.33)
Net asset value, end of period	$9.69	$9.91	$10.79	$10.54	$11.37	$12.49
Total investment return[2]	(0.13)%	(5.00)%	5.23%	(4.60)%	(2.04)%	12.54%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.12%[3,4]	1.09%[3]	1.07%[3]	1.09%[3]	1.11%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.89%[3,4]	1.00%[3]	1.00%[3]	1.00%[3]	1.00%	1.00%
Net investment income	1.61%[4]	1.72%	2.01%	1.88%	2.37%	2.38%
Supplemental data:
Net assets, end of period (000's)	$3,797	$4,510	$5,479	$5,171	$4,720	$5,216
Portfolio turnover	20%	40%	46%	63%	40%	66%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.95	$10.82	$10.57	$11.41	$12.52	$11.43
Net investment income[1]	0.05	0.11	0.14	0.13	0.20	0.20
Net realized and unrealized gains (losses)	(0.09)	(0.70)	0.33	(0.72)	(0.56)	1.14
Net increase (decrease) from operations	(0.04)	(0.59)	0.47	(0.59)	(0.36)	1.34
Dividends from net investment income	(0.18)	(0.22)	(0.12)	(0.13)	(0.75)	(0.25)
Return of capital	—	(0.06)	(0.10)	(0.12)	—	—
Total dividends and return of capital	(0.18)	(0.28)	(0.22)	(0.25)	(0.75)	(0.25)
Net asset value, end of period	$9.73	$9.95	$10.82	$10.57	$11.41	$12.52
Total investment return[2]	(0.45)%	(5.55)%	4.47%	(5.26)%	(2.72)%	11.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.76%[3,4]	1.76%[3]	1.76%[3]	1.75%[3]	1.75%	1.74%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.54%[3,4]	1.65%[3]	1.70%[3]	1.69%[3]	1.69%	1.69%
Net investment income	0.96%[4]	1.07%	1.31%	1.17%	1.68%	1.69%
Supplemental data:
Net assets, end of period (000's)	$2,868	$2,994	$4,559	$5,862	$6,949	$8,034
Portfolio turnover	20%	40%	46%	63%	40%	66%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.94	$10.82	$10.56	$11.40	$12.52	$11.43
Net investment income[1]	0.08	0.18	0.21	0.21	0.28	0.28
Net realized and unrealized gains (losses)	(0.09)	(0.71)	0.34	(0.72)	(0.57)	1.14
Net increase (decrease) from operations	(0.01)	(0.53)	0.55	(0.51)	(0.29)	1.42
Dividends from net investment income	(0.21)	(0.23)	(0.14)	(0.17)	(0.83)	(0.33)
Return of capital	—	(0.12)	(0.15)	(0.16)	—	—
Total dividends and return of capital	(0.21)	(0.35)	(0.29)	(0.33)	(0.83)	(0.33)
Net asset value, end of period	$9.72	$9.94	$10.82	$10.56	$11.40	$12.52
Total investment return[2]	(0.11)%	(4.99)%	5.31%	(4.59)%	(2.12)%	12.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3,4]	1.08%[3]	1.10%[3]	1.10%[3]	1.11%	1.11%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.86%[3,4]	1.00%[3,5]	1.00%[3]	1.00%[3]	1.00%	1.00%
Net investment income	1.64%[4]	1.71%	2.01%	1.88%	2.37%	2.38%
Supplemental data:
Net assets, end of period (000's)	$474,726	$502,122	$526,312	$467,121	$430,268	$465,625
Portfolio turnover	20%	40%	46%	63%	40%	66%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE High Yield Investments
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.70	$10.62	$10.41	$10.15	$10.39	$10.17
Net investment income[1]	0.27	0.54	0.56	0.64	0.69	0.75
Net realized and unrealized gains (losses)	(0.90)	(0.78)	0.21	0.41	(0.12)	0.25
Net increase (decrease) from operations	(0.63)	(0.24)	0.77	1.05	0.57	1.00
Dividends from net investment income	(0.27)	(0.53)	(0.56)	(0.63)	(0.70)	(0.73)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.27)	(0.68)	(0.56)	(0.79)	(0.81)	(0.78)
Net asset value, end of period	$8.80	$9.70	$10.62	$10.41	$10.15	$10.39
Total investment return[2]	(6.60)%	(2.29)%	7.59%	10.48%	5.97%	10.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.27%[3]	1.26%	1.26%	1.27%	1.32%	1.31%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.25%	1.26%	1.27%	1.33%[4]	1.33%[4]
Net investment income	5.71%[3]	5.20%	5.28%	6.07%	7.01%	7.11%
Supplemental data:
Net assets, end of period (000's)	$4,180	$5,330	$23,516	$23,400	$22,405	$25,550
Portfolio turnover	54%	57%	20%	26%	20%	36%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.73	$10.66	$10.44	$10.18	$10.42	$10.20
Net investment income[1]	0.28	0.55	0.59	0.66	0.72	0.74
Net realized and unrealized gains (losses)	(0.90)	(0.78)	0.22	0.41	(0.12)	0.28
Net increase (decrease) from operations	(0.62)	(0.23)	0.81	1.07	0.60	1.02
Dividends from net investment income	(0.28)	(0.55)	(0.59)	(0.65)	(0.73)	(0.75)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.28)	(0.70)	(0.59)	(0.81)	(0.84)	(0.80)
Net asset value, end of period	$8.83	$9.73	$10.66	$10.44	$10.18	$10.42
Total investment return[2]	(6.47)%	(2.13)%	7.94%	10.74%	6.29%	10.24%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.05%[3]	1.03%	1.00%	1.02%	1.03%	1.03%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.87%[3]	1.02%	1.00%	1.02%	1.03%	1.05%[4]
Net investment income	5.93%[3]	5.40%	5.54%	6.26%	7.25%	7.86%
Supplemental data:
Net assets, end of period (000's)	$1,027	$1,119	$1,692	$1,552	$572	$385
Portfolio turnover	54%	57%	20%	26%	20%	36%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.69	$10.62	$10.40	$10.14	$10.38	$10.16
Net investment income[1]	0.24	0.48	0.51	0.59	0.64	0.71
Net realized and unrealized gains (losses)	(0.90)	(0.78)	0.22	0.41	(0.12)	0.24
Net increase (decrease) from operations	(0.66)	(0.30)	0.73	1.00	0.52	0.95
Dividends from net investment income	(0.24)	(0.48)	(0.51)	(0.58)	(0.65)	(0.68)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.24)	(0.63)	(0.51)	(0.74)	(0.76)	(0.73)
Net asset value, end of period	$8.79	$9.69	$10.62	$10.40	$10.14	$10.38
Total investment return[2]	(6.83)%	(2.83)%	7.20%	9.98%	5.51%	9.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.74%[3]	1.73%	1.72%	1.73%	1.77%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.56%[3]	1.72%	1.72%	1.73%	1.77%	1.77%
Net investment income	5.23%[3]	4.71%	4.82%	5.61%	6.49%	6.69%
Supplemental data:
Net assets, end of period (000's)	$3,283	$3,913	$5,607	$5,607	$5,832	$3,791
Portfolio turnover	54%	57%	20%	26%	20%	36%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.72	$10.65	$10.43	$10.17	$10.41	$10.18
Net investment income[1]	0.27	0.55	0.58	0.66	0.72	0.77
Net realized and unrealized gains (losses)	(0.90)	(0.78)	0.23	0.41	(0.14)	0.26
Net increase (decrease) from operations	(0.63)	(0.23)	0.81	1.07	0.58	1.03
Dividends from net investment income	(0.27)	(0.55)	(0.59)	(0.65)	(0.71)	(0.75)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)	(0.05)
Return of capital	—	—	—	(0.01)	—	—
Total dividends, distributions and return of capital	(0.27)	(0.70)	(0.59)	(0.81)	(0.82)	(0.80)
Net asset value, end of period	$8.82	$9.72	$10.65	$10.43	$10.17	$10.41
Total investment return[2]	(6.51)%	(2.14)%	7.92%	10.70%	6.19%	10.30%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[3]	1.09%	1.10%	1.11%	1.15%	1.15%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.93%[3]	1.03%	1.03%	1.05%	1.10%	1.10%
Net investment income	5.88%[3]	5.39%	5.50%	6.28%	7.21%	7.36%
Supplemental data:
Net assets, end of period (000's)	$373,919	$428,061	$431,812	$357,726	$271,352	$248,197
Portfolio turnover	54%	57%	20%	26%	20%	36%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.72	$25.25	$22.53	$17.27	$17.10	$14.76
Net investment income[1]	0.18	0.23	0.30	0.23	0.24	0.16
Net realized and unrealized gains (losses)	(2.18)	1.34	2.92	5.27	0.15	2.31
Net increase (decrease) from operations	(2.00)	1.57	3.22	5.50	0.39	2.47
Dividends from net investment income	(0.32)	(0.30)	(0.21)	(0.24)	(0.22)	(0.13)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(2.82)	(3.10)	(0.50)	(0.24)	(0.22)	(0.13)
Net asset value, end of period	$18.90	$23.72	$25.25	$22.53	$17.27	$17.10
Total investment return[2]	(8.93)%	6.23%	14.39%	32.12%	2.41%	16.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.49%[3]	1.48%	1.32%	1.16%	1.18%	1.17%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.48%[3]	1.47%	1.31%	1.15%	1.18%	1.17%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%[3]	1.13%	1.13%	1.15%	1.18%	1.17%
Net investment income	1.64%[3]	0.94%	1.25%	1.16%	1.43%	0.94%
Supplemental data:
Net assets, end of period (000's)	$104,433	$124,198	$155,480	$151,583	$132,417	$147,471
Portfolio turnover	33%	97%	71%	71%	62%	49%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.78	$25.32	$22.60	$17.32	$17.15	$14.81
Net investment income[1]	0.21	0.29	0.36	0.27	0.28	0.20
Net realized and unrealized gains (losses)	(2.19)	1.35	2.91	5.29	0.15	2.31
Net increase (decrease) from operations	(1.98)	1.64	3.27	5.56	0.43	2.51
Dividends from net investment income	(0.38)	(0.38)	(0.26)	(0.28)	(0.26)	(0.17)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(2.88)	(3.18)	(0.55)	(0.28)	(0.26)	(0.17)
Net asset value, end of period	$18.92	$23.78	$25.32	$22.60	$17.32	$17.15
Total investment return[2]	(8.84)%	6.51%	14.62%	32.46%	2.68%	17.00%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[3]	1.23%	1.07%	0.92%	0.94%	0.94%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%[3]	1.23%	1.06%	0.91%	0.94%	0.94%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3]	0.88%	0.89%	0.91%	0.94%	0.94%
Net investment income	1.88%[3]	1.19%	1.50%	1.40%	1.66%	1.17%
Supplemental data:
Net assets, end of period (000's)	$16,807	$19,593	$19,765	$18,536	$15,642	$16,984
Portfolio turnover	33%	97%	71%	71%	62%	49%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.69	$25.23	$22.53	$17.26	$17.07	$14.73
Net investment income[1]	0.09	0.04	0.11	0.07	0.10	0.02
Net realized and unrealized gains (losses)	(2.18)	1.33	2.91	5.29	0.16	2.32
Net increase (decrease) from operations	(2.09)	1.37	3.02	5.36	0.26	2.34
Dividends from net investment income	(0.13)	(0.11)	(0.03)	(0.09)	(0.07)	—
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(2.63)	(2.91)	(0.32)	(0.09)	(0.07)	—
Net asset value, end of period	$18.97	$23.69	$25.23	$22.53	$17.26	$17.07
Total investment return[2]	(9.31)%	5.44%	13.43%	31.13%	1.55%	15.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.27%[3]	2.25%	2.10%	1.95%	1.98%	1.96%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.25%[3]	2.25%	2.09%	1.95%	1.98%	1.98%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.91%[3]	1.90%	1.92%	1.95%	1.98%	1.98%[4]
Net investment income	0.87%[3]	0.17%	0.47%	0.36%	0.63%	0.13%
Supplemental data:
Net assets, end of period (000's)	$12,073	$14,500	$15,380	$14,437	$12,439	$14,807
Portfolio turnover	33%	97%	71%	71%	62%	49%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$23.68	$25.24	$22.52	$17.26	$17.10	$14.76
Net investment income[1]	0.21	0.29	0.36	0.27	0.28	0.20
Net realized and unrealized gains (losses)	(2.18)	1.33	2.91	5.27	0.14	2.31
Net increase (decrease) from operations	(1.97)	1.62	3.27	5.54	0.42	2.51
Dividends from net investment income	(0.38)	(0.38)	(0.26)	(0.28)	(0.26)	(0.17)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—	—
Total dividends and distributions	(2.88)	(3.18)	(0.55)	(0.28)	(0.26)	(0.17)
Net asset value, end of period	$18.83	$23.68	$25.24	$22.52	$17.26	$17.10
Total investment return[2]	(8.84)%	6.48%	14.62%	32.47%	2.64%	17.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.25%[3]	1.24%	1.08%	0.91%	0.93%	0.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.24%[3]	1.23%	1.07%	0.91%	0.93%	0.93%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%[3]	0.88%	0.90%	0.91%	0.93%	0.93%
Net investment income	1.88%[3]	1.19%	1.49%	1.40%	1.66%	1.18%
Supplemental data:
Net assets, end of period (000's)	$1,080,192	$1,248,338	$1,263,296	$1,135,014	$991,824	$1,020,412
Portfolio turnover	33%	97%	71%	71%	62%	49%

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.24	$25.75	$23.52	$19.40	$18.62	$14.95
Net investment income (loss)[1]	(0.02)	(0.15)	0.07	0.08	(0.00)[2]	(0.00)[2]
Net realized and unrealized gains (losses)	(1.85)	3.70	4.39	4.08	0.78	3.67
Net increase (decrease) from operations	(1.87)	3.55	4.46	4.16	0.78	3.67
Dividends from net investment income	—	—	(0.04)	(0.04)	—	—
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.92)	(3.06)	(2.23)	(0.04)	—	—
Net asset value, end of period	$20.45	$26.24	$25.75	$23.52	$19.40	$18.62
Total investment return[3]	(7.91)%	14.60%	19.60%	21.45%	4.19%	24.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.18%[4,5]	1.18%[5]	1.18%	1.21%	1.23%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.17%[4,5]	1.18%[5]	1.18%	1.21%	1.23%	1.22%
Net investment income (loss)	(0.17)%[4]	(0.57)%	0.28%	0.40%	(0.02)%	(0.02)%
Supplemental data:
Net assets, end of period (000's)	$40,561	$46,777	$68,207	$63,108	$59,435	$64,315
Portfolio turnover	20%	48%	40%	76%	54%	84%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.98	$26.39	$24.06	$19.86	$19.05	$15.29
Net investment income (loss)[1]	0.01	(0.09)	0.14	0.14	0.04	0.04
Net realized and unrealized gains (losses)	(1.91)	3.80	4.48	4.17	0.81	3.75
Net increase (decrease) from operations	(1.90)	3.71	4.62	4.31	0.85	3.79
Dividends from net investment income	—	(0.06)	(0.10)	(0.11)	(0.04)	(0.03)
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.92)	(3.12)	(2.29)	(0.11)	(0.04)	(0.03)
Net asset value, end of period	$21.16	$26.98	$26.39	$24.06	$19.86	$19.05
Total investment return[3]	(7.80)%	14.89%	19.86%	21.77%	4.49%	24.83%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.93%[4,5]	0.92%[5]	0.93%	0.96%	0.97%	0.99%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.92%[4,5]	0.92%[5]	0.93%	0.96%	0.97%	0.98%
Net investment income (loss)	0.08%[4]	(0.32)%	0.53%	0.66%	0.23%	0.22%
Supplemental data:
Net assets, end of period (000's)	$14,462	$16,174	$15,858	$14,814	$13,258	$13,858
Portfolio turnover	20%	48%	40%	76%	54%	84%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.79	$22.91	$21.29	$17.67	$17.10	$13.84
Net investment income (loss)[1]	(0.10)	(0.31)	(0.13)	(0.08)	(0.14)	(0.14)
Net realized and unrealized gains (losses)	(1.58)	3.25	3.94	3.70	0.71	3.40
Net increase (decrease) from operations	(1.68)	2.94	3.81	3.62	0.57	3.26
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.92)	(3.06)	(2.19)	—	—	—
Net asset value, end of period	$17.19	$22.79	$22.91	$21.29	$17.67	$17.10
Total investment return[3]	(8.29)%	13.67%	18.54%	20.49%	3.33%	23.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.99%[4,5]	1.99%[5]	2.00%	2.04%	2.07%	2.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.99%[4,5]	1.99%[5]	2.03%[6]	2.05%[6]	2.05%	2.05%
Net investment income (loss)	(0.98)%[4]	(1.39)%	(0.57)%	(0.43)%	(0.84)%	(0.84)%
Supplemental data:
Net assets, end of period (000's)	$3,540	$4,104	$4,204	$4,033	$3,720	$4,209
Portfolio turnover	20%	48%	40%	76%	54%	84%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$26.83	$26.26	$23.95	$19.77	$18.97	$15.21
Net investment income (loss)[1]	0.01	(0.08)	0.14	0.14	0.05	0.04
Net realized and unrealized gains (losses)	(1.90)	3.77	4.46	4.15	0.79	3.75
Net increase (decrease) from operations	(1.89)	3.69	4.60	4.29	0.84	3.79
Dividends from net investment income	—	(0.06)	(0.10)	(0.11)	(0.04)	(0.03)
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—	—
Total dividends and distributions	(3.92)	(3.12)	(2.29)	(0.11)	(0.04)	(0.03)
Net asset value, end of period	$21.02	$26.83	$26.26	$23.95	$19.77	$18.97
Total investment return[3]	(7.80)%	14.88%	19.87%	21.79%	4.48%	24.92%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	0.93%[4,5]	0.92%[5]	0.93%	0.95%	0.96%	0.97%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.92%[4,5]	0.92%[5]	0.93%	0.95%	0.96%	0.96%
Net investment income (loss)	0.08%[4]	(0.32)%	0.53%	0.65%	0.24%	0.24%
Supplemental data:
Net assets, end of period (000's)	$1,178,176	$1,359,224	$1,289,577	$1,113,514	$1,036,636	$1,068,052
Portfolio turnover	20%	48%	40%	76%	54%	84%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.81	$22.05	$22.19	$16.61	$17.05	$14.28
Net investment income (loss)[1]	0.08	0.11	0.05	0.13	0.03	(0.03)
Net realized and unrealized gains (losses)	(2.49)	1.41	2.67	5.55	(0.47)	2.80
Net increase (decrease) from operations	(2.41)	1.52	2.72	5.68	(0.44)	2.77
Dividends from net investment income	(0.11)	(0.03)	(0.09)	(0.10)	—	—
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.10)	(2.76)	(2.86)	(0.10)	—	—
Net asset value, end of period	$16.30	$20.81	$22.05	$22.19	$16.61	$17.05
Total investment return[2]	(12.19)%	7.35%	12.74%	34.23%	(2.58)%	19.40%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%[3]	1.24%	1.24%	1.28%	1.32%	1.29%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.24%[3]	1.24%	1.24%	1.28%	1.32%	1.29%
Net investment income (loss)	0.83%[3]	0.53%	0.24%	0.68%	0.21%	(0.18)%
Supplemental data:
Net assets, end of period (000's)	$15,487	$18,334	$32,039	$31,930	$27,101	$32,166
Portfolio turnover	33%	66%	86%	97%	72%	70%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.48	$22.73	$22.79	$17.06	$17.51	$14.63
Net investment income[1]	0.10	0.14	0.08	0.16	0.06	0.01
Net realized and unrealized gains (losses)	(2.56)	1.45	2.75	5.70	(0.50)	2.88
Net increase (decrease) from operations	(2.46)	1.59	2.83	5.86	(0.44)	2.89
Dividends from net investment income	(0.15)	(0.11)	(0.12)	(0.13)	(0.01)	(0.01)
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.14)	(2.84)	(2.89)	(0.13)	(0.01)	(0.01)
Net asset value, end of period	$16.88	$21.48	$22.73	$22.79	$17.06	$17.51
Total investment return[2]	(12.09)%	7.47%	12.84%	34.41%	(2.45)%	19.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.10%	1.11%	1.19%	1.16%	1.08%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.10%	1.13%[5]	1.16%	1.16%	1.08%
Net investment income	1.00%[3]	0.63%	0.35%	0.80%	0.36%	0.03%
Supplemental data:
Net assets, end of period (000's)	$684	$998	$912	$768	$443	$371
Portfolio turnover	33%	66%	86%	97%	72%	70%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.99	$19.52	$20.00	$15.00	$15.53	$13.10
Net investment income (loss)[1]	0.01	(0.05)	(0.10)	(0.01)	(0.08)	(0.14)
Net realized and unrealized gains (losses)	(2.14)	1.25	2.39	5.01	(0.45)	2.57
Net increase (decrease) from operations	(2.13)	1.20	2.29	5.00	(0.53)	2.43
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(1.99)	(2.73)	(2.77)	—	—	—
Net asset value, end of period	$13.87	$17.99	$19.52	$20.00	$15.00	$15.53
Total investment return[2]	(12.54)%	6.59%	11.84%	33.24%	(3.35)%	18.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.00%[3]	1.98%	2.00%	2.03%	2.07%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.00%[3]	1.98%	2.00%	2.03%	2.07%	2.05%
Net investment income (loss)	0.07%[3]	(0.24)%	(0.51)%	(0.08)%	(0.54)%	(0.93)%
Supplemental data:
Net assets, end of period (000's)	$3,986	$4,843	$5,106	$4,983	$4,325	$5,109
Portfolio turnover	33%	66%	86%	97%	72%	70%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.30	$22.54	$22.63	$16.94	$17.38	$14.53
Net investment income[1]	0.10	0.14	0.07	0.15	0.06	(0.01)
Net realized and unrealized gains (losses)	(2.56)	1.46	2.72	5.67	(0.50)	2.87
Net increase (decrease) from operations	(2.46)	1.60	2.79	5.82	(0.44)	2.86
Dividends from net investment income	(0.14)	(0.11)	(0.11)	(0.13)	(0.00)[4]	(0.01)
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—	—
Total dividends and distributions	(2.13)	(2.84)	(2.88)	(0.13)	(0.00)[4]	(0.01)
Net asset value, end of period	$16.71	$21.30	$22.54	$22.63	$16.94	$17.38
Total investment return[2]	(12.12)%	7.49%	12.77%	34.51%	(2.51)%	19.66%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[3]	1.09%	1.11%	1.15%	1.22%	1.17%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.10%[3]	1.09%	1.16%[5]	1.16%[5]	1.16%	1.16%
Net investment income	0.97%[3]	0.65%	0.32%	0.79%	0.37%	(0.05)%
Supplemental data:
Net assets, end of period (000's)	$441,785	$525,959	$510,377	$448,879	$354,936	$387,634
Portfolio turnover	33%	66%	86%	97%	72%	70%

4  Amount represents less than $0.005 per share.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.
See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.45	$19.72	$21.42	$16.45	$16.66	$12.28
Net investment loss[1]	(0.06)	(0.14)	(0.16)	(0.08)	(0.12)	(0.13)
Net realized and unrealized gains (losses)	(4.00)	3.90	1.34	5.35	(0.09)	4.51
Net increase (decrease) from operations	(4.06)	3.76	1.18	5.27	(0.21)	4.38
Distributions from net realized gains	(3.78)	(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of period	$12.61	$20.45	$19.72	$21.42	$16.45	$16.66
Total investment return[2]	(21.91)%	20.82%	4.92%	32.44%	(1.26)%	35.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.24%[3,4]	1.24%	1.25%	1.26%	1.30%	1.28%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.19%[3,4]	1.21%	1.25%	1.26%	1.30%	1.28%
Net investment loss	(0.67)%[4]	(0.70)%	(0.77)%	(0.43)%	(0.73)%	(0.83)%
Supplemental data:
Net assets, end of period (000's)	$19,900	$28,386	$40,210	$41,721	$36,620	$40,992
Portfolio turnover	47%	88%	94%	60%	94%	103%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.67	$20.72	$22.34	$17.13	$17.31	$12.74
Net investment income (loss)[1]	(0.06)	(0.13)	(0.15)	(0.07)	(0.10)	(0.10)
Net realized and unrealized gains (losses)	(4.26)	4.11	1.41	5.58	(0.08)	4.67
Net increase (decrease) from operations	(4.32)	3.98	1.26	5.51	(0.18)	4.57
Distributions from net realized gains	(3.78)	(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of period	$13.57	$21.67	$20.72	$22.34	$17.13	$17.31
Total investment return[2]	(21.88)%	20.89%	5.09%	32.55%	(1.04)%	35.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.10%[3,4]	1.13%	1.14%	1.25%	1.25%	1.08%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.13%[3,4]	1.11%[5]	1.13%	1.13%	1.13%	1.08%
Net investment loss	(0.60)%[4]	(0.62)%	(0.65)%	(0.33)%	(0.59)%	(0.61)%
Supplemental data:
Net assets, end of period (000's)	$487	$844	$667	$588	$224	$98
Portfolio turnover	47%	88%	94%	60%	94%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2016		Years ended July 31,
	(unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$17.11		$17.07	$19.02	$14.75	$15.05	$11.19
Net investment loss[1]	(0.10)		(0.24)	(0.28)	(0.20)	(0.21)	(0.23)
Net realized and unrealized gains (losses)	(3.28)		3.31	1.21	4.77	(0.09)	4.09
Net increase (decrease) from operations	(3.38)		3.07	0.93	4.57	(0.30)	3.86
Distributions from net realized gains	(3.78)		(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of period	$9.95		$17.11	$17.07	$19.02	$14.75	$15.05
Total investment return[2]	(22.25)%		19.93%	4.16%	31.42%	(1.99)%	34.50%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.00	%3.4	1.99%	2.01%	2.02%	2.05%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.96%[3,4]		1.96%	2.00%	2.02%	2.05%	2.09%[5]
Net investment loss	(1.44)%[4]		(1.46)%	(1.52)%	(1.19)%	(1.49)%	(1.63)%
Supplemental data:
Net assets, end of period (000's)	$2,776		$4,116	$3,977	$4,038	$3,529	$4,158
Portfolio turnover	47%		88%	94%	60%	94%	103%
	Class P
	Six months ended January 31, 2016		Years ended July 31,
	(unaudited)		2015	2014	2013	2012	2011
Net asset value, beginning of period	$21.40		$20.49	$22.13	$16.97	$17.14	$12.62
Net investment income (loss)[1]	(0.05)		(0.13)	(0.14)	(0.06)	(0.09)	(0.11)
Net realized and unrealized gains (losses)	(4.20)		4.07	1.38	5.52	(0.08)	4.63
Net increase (decrease) from operations	(4.25)		3.94	1.24	5.46	(0.17)	4.52
Distributions from net realized gains	(3.78)		(3.03)	(2.88)	(0.30)	—	—
Net asset value, end of period	$13.37		$21.40	$20.49	$22.13	$16.97	$17.14
Total investment return[2]	(21.82)%		20.93%	5.04%	32.57%	(0.99)%	35.82%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%[3,4]		1.10%	1.12%	1.14%	1.18%	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.07%[3,4]		1.11%[5]	1.13%[5]	1.13%	1.13%	1.13%
Net investment loss	(0.54)%[4]		(0.61)%	(0.65)%	(0.30)%	(0.56)%	(0.67)%
Supplemental data:
Net assets, end of period (000's)	$400,476		$545,517	$474,468	$457,011	$383,330	$423,310
Portfolio turnover	47%		88%	94%	60%	94%	103%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.04	$15.60	$13.96	$11.63	$13.41	$11.72
Net investment income (loss)[1]	0.02	0.20	0.35	0.24	0.26	0.25
Net realized and unrealized gains (losses)	(1.60)	(0.43)	1.56	2.36	(1.71)	1.66
Net increase (decrease) from operations	(1.58)	(0.23)	1.91	2.60	(1.45)	1.91
Dividends from net investment income	(0.20)	(0.33)	(0.27)	(0.27)	(0.33)	(0.22)
Net asset value, end of period	$13.26	$15.04	$15.60	$13.96	$11.63	$13.41
Total investment return[2]	(10.57)%	(1.38)%	13.78%	22.63%	(10.58)%	16.37%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.71%[3,4]	1.78%[3]	1.70%	1.42%	1.43%[3]	1.40%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.68%[3,4]	1.75%[3]	1.68%	1.42%[5]	1.43%[3]	1.40%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.38%[4]	1.37%	1.37%	1.42%[5]	1.43%	1.40%[5]
Net investment income	0.26%[4]	1.31%	2.33%	1.84%	2.27%	1.91%
Supplemental data:
Net assets, end of period (000's)	$28,824	$33,882	$57,389	$55,533	$51,294	$66,904
Portfolio turnover	39%	79%	86%	36%	44%	66%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.00	$15.59	$13.95	$11.63	$13.41	$11.71
Net investment income[1]	0.04	0.25	0.40	0.28	0.29	0.28
Net realized and unrealized gains (losses)	(1.60)	(0.44)	1.55	2.35	(1.70)	1.67
Net increase (decrease) from operations	(1.56)	(0.19)	1.95	2.63	(1.41)	1.95
Dividends from net investment income	(0.24)	(0.40)	(0.31)	(0.31)	(0.37)	(0.25)
Net asset value, end of period	$13.20	$15.00	$15.59	$13.95	$11.63	$13.41
Total investment return[2]	(10.47)%	(1.09)%	14.10%	22.97%	(10.37)%	16.65%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.43%[3,4]	1.51%[3]	1.42%	1.16%	1.18%[3]	1.16%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.40%[3,4]	1.48%[3]	1.40%	1.16%[5]	1.18%[3]	1.16%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%[4]	1.10%	1.09%	1.16%[5]	1.18%	1.16%[5]
Net investment income	0.54%[4]	1.64%	2.63%	2.13%	2.51%	2.14%
Supplemental data:
Net assets, end of period (000's)	$16,983	$19,150	$22,915	$20,865	$18,004	$21,046
Portfolio turnover	39%	79%	86%	36%	44%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.72	$15.29	$13.68	$11.41	$13.14	$11.47
Net investment income (loss)[1]	(0.04)	0.09	0.23	0.13	0.16	0.14
Net realized and unrealized gains (losses)	(1.57)	(0.43)	1.53	2.31	(1.67)	1.64
Net increase (decrease) from operations	(1.61)	(0.34)	1.76	2.44	(1.51)	1.78
Dividends from net investment income	(0.09)	(0.23)	(0.15)	(0.17)	(0.22)	(0.11)
Net asset value, end of period	$13.02	$14.72	$15.29	$13.68	$11.41	$13.14
Total investment return[2]	(10.98)%	(2.14)%	12.93%	21.50%	(11.35)%	15.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.49%[3,4]	2.58%[3]	2.51%	2.26%	2.27%[3]	2.23%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.46%[3,4]	2.55%[3]	2.49%	2.25%	2.27%[3]	2.23%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.16%[4]	2.16%	2.18%	2.25%	2.27%	2.23%[5]
Net investment income	(0.52)%[4]	0.62%	1.52%	1.01%	1.41%	1.08%
Supplemental data:
Net assets, end of period (000's)	$2,378	$2,744	$2,919	$2,746	$2,573	$3,601
Portfolio turnover	39%	79%	86%	36%	44%	66%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.97	$15.56	$13.92	$11.60	$13.39	$11.69
Net investment income[1]	0.04	0.25	0.40	0.28	0.29	0.29
Net realized and unrealized gains (losses)	(1.60)	(0.44)	1.54	2.35	(1.71)	1.66
Net increase (decrease) from operations	(1.56)	(0.19)	1.94	2.63	(1.42)	1.95
Dividends from net investment income	(0.24)	(0.40)	(0.30)	(0.31)	(0.37)	(0.25)
Net asset value, end of period	$13.17	$14.97	$15.56	$13.92	$11.60	$13.39
Total investment return[2]	(10.48)%	(1.11)%	14.12%	22.92%	(10.39)%	16.79%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.42%[3,4]	1.52%[3]	1.45%	1.17%	1.18%[3]	1.16%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.39%[3,4]	1.49%[3]	1.43%	1.17%[5]	1.18%[3]	1.16%[5]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.09%[4]	1.10%	1.11%	1.17%[5]	1.18%	1.16%[5]
Net investment income	0.54%[4]	1.69%	2.63%	2.12%	2.54%	2.20%
Supplemental data:
Net assets, end of period (000's)	$890,742	$1,016,420	$1,025,757	$863,063	$698,255	$817,011
Portfolio turnover	39%	79%	86%	36%	44%	66%

3  Includes interest expense representing less than 0.005%.

4  Annualized.

5  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.81	$13.56	$12.29	$11.81	$13.80	$12.19
Net investment income (loss)[1]	0.00[2]	0.09	0.14	0.09	0.11	0.12
Net realized and unrealized gains (losses)	(1.91)	(1.78)	1.17	0.49	(1.86)	1.59
Net increase (decrease) from operations	(1.91)	(1.69)	1.31	0.58	(1.75)	1.71
Dividends from net investment income	(0.03)	(0.06)	(0.04)	(0.10)	(0.11)	(0.10)
Distributions from net realized gains	—	—	—	—	(0.13)	—
Total dividends and distributions	(0.03)	(0.06)	(0.04)	(0.10)	(0.24)	(0.10)
Net asset value, end of period	$9.87	$11.81	$13.56	$12.29	$11.81	$13.80
Total investment return[3]	(16.16)%	(12.50)%	10.71%	4.81%	(12.52)%	14.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.87%[4,5]	1.77%[5]	1.80%	1.82%	1.90%	1.84%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.77%[4,5]	1.67%[5]	1.69%	1.75%	1.90%	1.84%[6]
Net investment income	0.03%[4]	0.67%	1.14%	0.72%	0.93%	0.87%
Supplemental data:
Net assets, end of period (000's)	$3,516	$4,707	$17,200	$16,810	$17,559	$22,648
Portfolio turnover	27%	63%	74%	158%	30%	111%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.97	$13.82	$12.53	$12.03	$14.06	$12.41
Net investment income[1]	0.02	0.15	0.18	0.12	0.14	0.15
Net realized and unrealized gains (losses)	(1.93)	(1.84)	1.18	0.51	(1.90)	1.61
Net increase (decrease) from operations	(1.91)	(1.69)	1.36	0.63	(1.76)	1.76
Dividends from net investment income	(0.11)	(0.16)	(0.07)	(0.13)	(0.14)	(0.11)
Distributions from net realized gains	—	—	—	—	(0.13)	—
Total dividends and distributions	(0.11)	(0.16)	(0.07)	(0.13)	(0.27)	(0.11)
Net asset value, end of period	$9.95	$11.97	$13.82	$12.53	$12.03	$14.06
Total investment return[3]	(15.97)%	(12.30)%	10.94%	5.13%	(12.35)%	14.22%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.62%[4,5]	1.53%[5]	1.55%	1.58%	1.67%	1.61%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.52%[4,5]	1.44%[5]	1.44%	1.51%	1.67%	1.61%[6]
Net investment income	0.28%[4]	1.15%	1.37%	0.94%	1.17%	1.08%
Supplemental data:
Net assets, end of period (000's)	$7,075	$8,767	$11,978	$12,835	$13,835	$17,808
Portfolio turnover	27%	63%	74%	158%	30%	111%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.93	$12.61	$11.48	$11.04	$12.87	$11.38
Net investment income (loss)[1]	(0.03)	0.03	0.04	(0.00)[2]	0.02	0.01
Net realized and unrealized gains (losses)	(1.76)	(1.68)	1.09	0.44	(1.72)	1.48
Net increase (decrease) from operations	(1.79)	(1.65)	1.13	0.44	(1.70)	1.49
Dividends from net investment income	—	(0.03)	—	—	—	—
Distributions from net realized gains	—	—	—	—	(0.13)	—
Total dividends and distributions	—	(0.03)	—	—	(0.13)	—
Net asset value, end of period	$9.14	$10.93	$12.61	$11.48	$11.04	$12.87
Total investment return[3]	(16.38)%	(13.17)%	9.93%	3.99%	(13.13)%	13.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.59%[4,5]	2.50%[5]	2.55%	2.57%	2.65%	2.58%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.49%[4,5]	2.41%[5]	2.44%	2.49%	2.65%	2.58%[6]
Net investment income	(0.67)%[4]	0.21%	0.37%	(0.04)%	0.16%	0.11%
Supplemental data:
Net assets, end of period (000's)	$1,216	$1,661	$2,079	$2,201	$2,396	$3,373
Portfolio turnover	27%	63%	74%	158%	30%	111%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.91	$13.75	$12.47	$11.98	$14.00	$12.36
Net investment income[1]	0.01	0.16	0.18	0.12	0.12	0.13
Net realized and unrealized gains (losses)	(1.91)	(1.85)	1.17	0.47	(1.89)	1.60
Net increase (decrease) from operations	(1.90)	(1.69)	1.35	0.59	(1.77)	1.73
Dividends from net investment income	(0.11)	(0.15)	(0.07)	(0.10)	(0.12)	(0.09)
Distributions from net realized gains	—	—	—	—	(0.13)	—
Total dividends and distributions	(0.11)	(0.15)	(0.07)	(0.10)	(0.25)	(0.09)
Net asset value, end of period	$9.90	$11.91	$13.75	$12.47	$11.98	$14.00
Total investment return[3]	(15.98)%	(12.33)%	10.86%	4.87%	(12.49)%	14.04%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.64%[4,5]	1.56%[5]	1.64%	1.75%	1.88%	1.79%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.54%[4,5]	1.47%[5]	1.53%	1.67%	1.88%	1.79%[6]
Net investment income	0.26%[4]	1.18%	1.37%	0.92%	0.97%	0.95%
Supplemental data:
Net assets, end of period (000's)	$338,665	$417,751	$450,438	$334,525	$218,196	$264,991
Portfolio turnover	27%	63%	74%	158%	30%	111%

4  Annualized.

5  Includes interest expense representing less than 0.005%.

6  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.51	$7.33	$6.52	$6.05	$6.02	$5.31
Net investment income[1]	0.08	0.16	0.10	0.08	0.09	0.09
Net realized and unrealized gains (losses)	(0.75)	0.02	0.83	0.65	0.08	1.01
Net increase (decrease) from operations	(0.67)	0.18	0.93	0.73	0.17	1.10
Dividends from net investment income	(0.19)	—	(0.12)	(0.26)	(0.14)	(0.39)
Net asset value, end of period	$6.65	$7.51	$7.33	$6.52	$6.05	$6.02
Total investment return[2]	(9.02)%	2.46%	14.56%	12.24%	3.28%	21.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.85%[3]	1.59%	1.59%	1.56%	1.69%	1.68%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.45%[3]	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	2.26%[3]	2.21%	1.55%	1.19%	1.61%	1.54%
Supplemental data:
Net assets, end of period (000's)	$312	$363	$5,692	$5,233	$4,838	$4,566
Portfolio turnover	24%	102%	53%	92%	66%	51%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.30	$7.37	$6.55	$6.08	$6.05	$5.33
Net investment income[1]	0.09	0.14	0.12	0.09	0.11	0.10
Net realized and unrealized gains (losses)	(0.73)	0.05	0.84	0.66	0.07	1.02
Net increase (decrease) from operations	(0.64)	0.19	0.96	0.75	0.18	1.12
Dividends from net investment income	(0.22)	(0.26)	(0.14)	(0.28)	(0.15)	(0.40)
Net asset value, end of period	$6.44	$7.30	$7.37	$6.55	$6.08	$6.05
Total investment return[2]	(8.88)%	2.58%	14.94%	12.53%	3.46%	21.89%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.35%[3]	1.27%	1.38%	1.39%	1.39%	1.34%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.58%[3]	1.84%	1.81%	1.43%	1.90%	1.74%
Supplemental data:
Net assets, end of period (000's)	$202	$281	$280	$294	$210	$195
Portfolio turnover	24%	102%	53%	92%	66%	51%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.21	$7.29	$6.48	$6.00	$5.99	$5.29
Net investment income[1]	0.05	0.06	0.05	0.03	0.05	0.05
Net realized and unrealized gains (losses)	(0.71)	0.06	0.83	0.65	0.07	1.00
Net increase (decrease) from operations	(0.66)	0.12	0.88	0.68	0.12	1.05
Dividends from net investment income	(0.16)	(0.20)	(0.07)	(0.20)	(0.11)	(0.35)
Net asset value, end of period	$6.39	$7.21	$7.29	$6.48	$6.00	$5.99
Total investment return[2]	(9.34)%	1.58%	13.77%	11.52%	2.42%	20.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.27%[3]	2.24%	2.30%	2.27%	2.44%	2.45%
Expenses after fee waivers and/or expense reimbursements/recoupments	2.20%[3]	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	1.53%[3]	0.79%	0.78%	0.40%	0.92%	0.79%
Supplemental data:
Net assets, end of period (000's)	$291	$340	$272	$222	$172	$220
Portfolio turnover	24%	102%	53%	92%	66%	51%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$7.28	$7.35	$6.53	$6.06	$6.03	$5.32
Net investment income[1]	0.09	0.14	0.12	0.10	0.10	0.10
Net realized and unrealized gains (losses)	(0.73)	0.05	0.84	0.65	0.08	1.01
Net increase (decrease) from operations	(0.64)	0.19	0.96	0.75	0.18	1.11
Dividends from net investment income	(0.22)	(0.26)	(0.14)	(0.28)	(0.15)	(0.40)
Net asset value, end of period	$6.42	$7.28	$7.35	$6.53	$6.06	$6.03
Total investment return[2]	(8.88)%	2.59%	15.00%	12.57%	3.47%	21.74%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.59%[3]	1.56%	1.63%	1.52%	1.65%	1.65%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.20%[3]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.51%[3]	1.83%	1.79%	1.47%	1.88%	1.77%
Supplemental data:
Net assets, end of period (000's)	$131,596	$148,096	$145,067	$116,509	$108,101	$101,008
Portfolio turnover	24%	102%	53%	92%	66%	51%

See accompanying notes to financial statements.

PACE Select Advisors Trust

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.10	$10.62	$10.21	$9.35	$9.32	$9.16
Net investment loss[1]	(0.03)	(0.08)	(0.09)	(0.05)	(0.02)	(0.00)[2]
Net realized and unrealized gains (losses)	(0.34)	0.56	0.70	0.95	0.05	0.25
Net increase (decrease) from operations	(0.37)	0.48	0.61	0.90	0.03	0.25
Dividends from net investment income	(0.23)	—	(0.20)	(0.04)	—	(0.09)
Net asset value, end of period	$10.50	$11.10	$10.62	$10.21	$9.35	$9.32
Total investment return[3]	(3.38)%	4.52%	5.99%	9.54%	0.43%	2.69%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.04%[5]	1.93%	1.97%	2.01%	2.12%	2.08%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.97%[5]	1.88%	1.99%[6]	1.98%[6]	2.10%[6]	2.05%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.82%[5]	1.81%	1.88%[6]	1.90%[6]	1.95%[6]	1.95%
Net investment loss	(0.55)%[5]	(0.74)%	(0.89)%	(0.49)%	(0.23)%	(0.02)%
Supplemental data:
Net assets, end of period (000's)	$8,068	$7,408	$77,331	$53,728	$43,644	$63,767
Portfolio turnover	100%	165%	114%	140%	242%	295%
	Class Y
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.12	$10.71	$10.30	$9.43	$9.38	$9.19
Net investment income (loss)[1]	(0.01)	(0.05)	(0.07)	(0.03)	0.00[2]	0.02
Net realized and unrealized gains (losses)	(0.34)	0.56	0.70	0.97	0.05	0.25
Net increase (decrease) from operations	(0.35)	0.51	0.63	0.94	0.05	0.27
Dividends from net investment income	(0.37)	(0.10)	(0.22)	(0.07)	—	(0.08)
Net asset value, end of period	$10.40	$11.12	$10.71	$10.30	$9.43	$9.38
Total investment return[3]	(3.27)%	4.82%	6.18%	9.89%	0.64%	2.84%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%[5]	1.72%	1.74%	1.77%	1.91%	1.85%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.63%[5]	1.68%[6]	1.75%[6]	1.73%[6]	1.86%[6]	1.80%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.50%[5]	1.60%[6]	1.63%[6]	1.65%[6]	1.70%[6]	1.70%
Net investment income (loss)	(0.10)%[5]	(0.43)%	(0.65)%	(0.25)%	0.00%[7]	0.21%
Supplemental data:
Net assets, end of period (000's)	$17,707	$2,449	$4,629	$2,732	$1,668	$1,565
Portfolio turnover	100%	165%	114%	140%	242%	295%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class C
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.66	$10.29	$9.90	$9.09	$9.13	$8.97
Net investment loss[1]	(0.06)	(0.14)	(0.16)	(0.11)	(0.08)	(0.07)
Net realized and unrealized gains (losses)	(0.32)	0.53	0.67	0.92	0.04	0.25
Net increase (decrease) from operations	(0.38)	0.39	0.51	0.81	(0.04)	0.18
Dividends from net investment income	(0.30)	(0.02)	(0.12)	—	—	(0.02)
Net asset value, end of period	$9.98	$10.66	$10.29	$9.90	$9.09	$9.13
Total investment return[3]	(3.69)%	3.81%	5.18%	8.79%	(0.22)%	1.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.73%[5]	2.67%	2.71%	2.72%	2.82%	2.78%[4]
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.66%[5]	2.60%	2.70%	2.70%	2.78%	2.78%[4,6]
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.51%[5]	2.52%	2.58%	2.62%	2.63%	2.68%[6]
Net investment loss	(1.24)%[5]	(1.37)%	(1.60)%	(1.20)%	(0.91)%	(0.77)%
Supplemental data:
Net assets, end of period (000's)	$11,525	$9,385	$6,346	$4,827	$4,989	$6,479
Portfolio turnover	100%	165%	114%	140%	242%	295%
	Class P
	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.09	$10.69	$10.27	$9.41	$9.36	$9.19
Net investment income (loss)[1]	(0.02)	(0.04)	(0.07)	(0.02)	0.00[2]	0.02
Net realized and unrealized gains (losses)	(0.32)	0.55	0.71	0.95	0.05	0.26
Net increase (decrease) from operations	(0.34)	0.51	0.64	0.93	0.05	0.28
Dividends from net investment income	(0.37)	(0.11)	(0.22)	(0.07)	—	(0.11)
Net asset value, end of period	$10.38	$11.09	$10.69	$10.27	$9.41	$9.36
Total investment return[3]	(3.23)%	4.79%	6.27%	9.93%	0.64%	2.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.75%[5]	1.69%	1.74%[4]	1.74%	1.85%	1.81%
Expenses after fee waivers and/or expense reimbursements/ recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.68%[5]	1.62%	1.74%[4,6]	1.71%	1.85%[6]	1.80%
Expenses after fee waivers and/or expense reimbursements/ recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.53%[5]	1.54%	1.62%[6]	1.63%	1.69%[6]	1.70%
Net investment income (loss)	(0.28)%[5]	(0.38)%	(0.64)%	(0.21)%	0.02%	0.22%
Supplemental data:
Net assets, end of period (000's)	$748,113	$782,683	$611,399	$493,524	$449,925	$476,544
Portfolio turnover	100%	165%	114%	140%	242%	295%

4  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

7  Amount represents less than 0.005%.
See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments (formerly, PACE Money Market Investments), PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Government Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through January 31, 2016 pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market portfolio, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in

PACE Select Advisors Trust

Notes to financial statements (unaudited)

accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share will be calculated as of the time trading was halted.

PACE Government Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Government Money Market Investments values its securities at amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the board of trustees (the "board").

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily closing net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian and accounting agent. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges are normally valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price.

The board has delegated to the UBS Asset Management (Americas) Inc. ("UBS AM") Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Portfolios' holdings. The GVC is comprised of representatives of management. The GVC provides reports to the board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

Each Portfolio expects to price most of its portfolio holdings based on current market value, as discussed previously. Investments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. If a Portfolio concludes that a market quotation is not readily available for a portfolio investment for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Portfolio will use fair value methods to reflect those events. This policy is intended to assure that each Portfolio's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in investments being transferred between Level 1 and Level 2 of the fair value hierarchy at reporting period ends. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM, the investment manager of the Portfolios.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps and other OTC derivatives are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the board.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of January 31, 2016 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of January 31, 2016, a Portfolio would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The Portfolios are not aware of any additional credit-risk contingent features on other derivative contracts held by the Portfolios (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the six months ended January 31, 2016.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2016, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Futures contracts	$25,233	$—	$—	$—	$25,233
Options and swaptions purchased	108,152	—	—	—	108,152
Swap agreements	23,092	—	—	—	23,092
Total value	$156,477	$—	$—	$—	$156,477
PACE Intermediate Fixed Income Investments
Futures contracts	$1,273,787	$—	$—	$—	$1,273,787
Forward foreign currency contracts		11,039	—	—	11,039
Total value	$1,273,787	$11,039	$—	$—	$1,284,826
PACE Strategic Fixed Income Investments
Futures contracts	$2,496,222	$—	$—	$—	$2,496,222
Options and swaptions purchased	483,202	—	—	—	483,202
Forward foreign currency contracts	—	5,243,544	—	—	5,243,544
Swap agreements	726,220	—	491,699	—	1,217,919
Total value	$3,705,644	$5,243,544	$491,699	$—	$9,440,887
PACE International Fixed Income Investments
Futures contracts	$1,946,470	$—	$—	$—	$1,946,470
Forward foreign currency contracts	—	3,666,569	—	—	3,666,569
Total value	$1,946,470	$3,666,569	$—	$—	$5,613,039
PACE High Yield Investments
Forward foreign currency contracts	$—	$341,981	$—	$—	$341,981
Total value	$—	$341,981	$—	$—	$341,981
PACE Alternative Strategies Investments
Futures contracts	$2,729,675	$—	$—	$6,485,228	$9,214,903
Options and swaptions purchased	345,165	—	—	3,338,822	3,683,987
Forward foreign currency contracts	—	15,454,649	—	—	15,454,649
Swap agreements	9,272,226	—	313,297	528,937	10,114,460
Total value	$12,347,066	$15,454,649	$313,297	$10,352,987	$38,467,999

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Swap agreements	$(3,929,192)	$—	$—	$—	$(3,929,192)
Options and swaptions written	(1,484,170)	—	—	—	(1,484,170)
Total value	$(5,413,362)	$—	$—	$—	$(5,413,362)
PACE Intermediate Fixed Income Investments
Futures contracts	$(829,886)	$—	$—	$—	$(829,886)
Swap agreements	(541,538)	—	(78,078)	—	(619,616)
Options and swaptions written	(463,564)	—	—	—	(463,564)
Total value	$(1,834,988)	$—	$(78,078)	$—	$(1,913,066)
PACE Strategic Fixed Income Investments
Futures contracts	$(3,635,316)	$—	$—	$—	$(3,635,316)
Options and swaptions written	(376,634)	(470,312)	—	—	(846,946)
Forward foreign currency contracts	—	(4,018,098)	—	—	(4,018,098)
Swap agreements	(11,518,425)	—	(3,225,180)	—	(14,743,605)
Total value	$(15,530,375)	$(4,488,410)	$(3,225,180)	$—	$(23,243,965)
PACE International Fixed Income Investments
Futures contracts	$(3,359,440)	$—	$—	$—	$(3,359,440)
Forward foreign currency contracts	—	(3,850,532)	—	—	(3,850,532)
Total value	$(3,359,440)	$(3,850,532)	$—	$—	$(7,209,972)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(6,013)	$—	$—	$(6,013)
Total value	$—	$(6,013)	$—	$—	$(6,013)
PACE Alternative Strategies Investments
Futures contracts	$(259,956)	$—	$—	$(5,509,750)	$(5,769,706)
Written options	—	—	—	(24,993)	(24,993)
Forward foreign currency contracts	—	(14,250,193)	—	—	(14,250,193)
Swap agreements	(10,535,278)	—	(796,008)	(421,376)	(11,752,662)
Total value	$(10,795,234)	$(14,250,193)	$(796,008)	$(5,956,119)	$(31,797,554)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments in unaffiliated securities, at value, swap agreements (except centrally cleared swaps) are shown within swap agreements at value while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value and swap agreements (except centrally cleared swaps) are shown within swap agreements at value while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Net realized and change in unrealized gains (losses) from derivatives instruments during the six months ended January 31, 2016, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures	$11,295	$—	$—	$—	$11,295
Options and swaptions purchased[4]	(325,335)	—	—	—	(325,335)
Swap agreements	(324,487)	—	—	—	(324,487)
Options and swaptions written	200,074	—		—	200,074
Total net realized gain (loss)	$(438,453)	$—	$—	$—	$(438,453)
Net change in unrealized appreciation/depreciation[5]
Futures	$25,233	$—	$—	$—	$25,233
Options and swaptions purchased[4]	(339,253)	—	—	—	(339,253)
Swap agreements	(3,389,549)	—	—	—	(3,389,549)
Options and swaptions written	119,586	—		—	119,586
Total net change in unrealized appreciation/depreciation	$(3,583,983)	$—	$—	$—	$(3,583,983)
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(89,674)	$—	$—	$—	$(89,674)
Options and swaptions purchased[4]	(266,095)	(16,618)	—	—	(282,713)
Forward foreign currency contracts	—	81,087	—	—	81,087
Swap agreements	5,866	—	146,246	—	152,112
Options and swaptions written	271,284	—	—	—	271,284
Total net realized gain (loss)	$(78,619)	$64,469	$146,246	$—	$132,096
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$355,969	$—	$—	$—	$355,969
Options and swaptions purchased[4]	223,121	2,535	—	—	225,656
Forward foreign currency contracts	—	(46,377)	—	—	(46,377)
Swap agreements	(617,798)	—	(20,757)	—	(638,555)
Options and swaptions written	(58,198)		—	—	(58,198)
Total net change in unrealized appreciation/depreciation	$(96,906)	$(43,842)	$(20,757)	$—	$(161,505)
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(477,509)	$—	$—	$—	$(477,509)
Options and swaptions purchased[4]	(139,164)	—	—	—	(139,164)
Options and swaptions written	653,700	485,764	—	—	1,139,464
Forward foreign currency contracts	—	2,162,277	—	—	2,162,277
Swap agreements	(304,474)	—	863,761	—	559,287
Total net realized gain (loss)	$(267,447)	$2,648,041	$863,761	$—	$3,244,355

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments (concluded)
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$(323,151)	$—	$—	$—	$(323,151)
Futures contracts	(540,165)	—	—	—	(540,165)
Options and swaptions written[4]	463,664	181,992	—	—	645,656
Swap agreements	(8,366,412)	—	(2,011,256)	—	(10,377,668)
Forward foreign currency contracts	—	4,374	—	—	4,374
Total net change in unrealized appreciation/depreciation	$(8,766,064)	$186,366	$(2,011,256)	$—	$(10,590,954)
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$15,843	$—	$—	$—	$15,843
Forward foreign currency contracts	—	(1,105,763)	—	—	(1,105,763)
Total net realized gain (loss)	$15,843	$(1,105,763)	$—	$—	$(1,089,920)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(1,006,301)	$—	$—	$—	$(1,006,301)
Forward foreign currency contracts	—	(263,681)	—	—	(263,681)
Total net change in unrealized appreciation/depreciation	$(1,006,301)	$(263,681)	$—	$—	$(1,269,982)
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$3,854,190	$—	$—	$3,854,190
Total net realized gain (loss)	$—	$3,854,190	$—	$—	$3,854,190
Net change in unrealized appreciation/depreciation[5]
Forward foreign currency contracts	$—	$(278,005)	$—	$—	$(278,005)
Total net change in unrealized appreciation/depreciation	$—	$(278,005)	$—	$—	$(278,005)
PACE International Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(88,742)	$—	$—	$(88,742)
Total net realized gain (loss)	$—	$(88,742)	$—	$—	$(88,742)
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$1,713	$—	$—	$1,713
Total net realized gain (loss)	$—	$1,713	$—	$—	$1,713
PACE Global Real Estate Securities Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(13,321)	$—	$—	$(13,321)
Total net realized gain (loss)	$—	$(13,321)	$—	$—	$(13,321)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$(508,757)	$—	$—	$516,136	$7,379
Options and swaptions purchased[4]	(254,749)	—	—	281,131	26,382
Options and swaptions written	(54,464)	531,738	—	(1,432,602)	(955,328)
Forward foreign currency contracts	—	8,116,852	—	—	8,116,852
Swap agreements	(398,454)	—	(328,703)	372,389	(354,768)
Total net realized gain (loss)	$(1,216,424)	$8,648,590	$(328,703)	$(262,946)	$6,840,517
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$2,469,138	$—	$—	$(1,572,682)	$896,456
Options and swaptions purchased[4]	121,233	27,007	—	2,111,213	2,259,453
Written options and foreign exchange options written	(17,671)	(364,113)	—	(313,227)	(695,011)
Forward foreign currency contracts	—	(4,473,104)	—	—	(4,473,104)
Swap agreements	(196,984)	—	(342,716)	(173,785)	(713,485)
Total net change in unrealized appreciation/depreciation	$2,375,716	$(4,810,210)	$(342,716)	$51,519	$(2,725,691)

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments in the Statement of operations.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2016, derivative assets and liabilities (by type) on a gross basis were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts[1]	25,233	—
Options and swaptions purchased	108,152	—
Options and swaptions written	—	(1,484,170)
Swap agreements[1]	23,092	(3,929,192)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	156,477	(5,413,362)
Derivatives not subject to a master netting agreement or similar agreements ("MNA")	(48,325)	3,893,770
Total gross amount of assets and liabilities subject to MNA or similar agreements	108,152	(1,519,592)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2016.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
CSI	12,074	(12,074)	—	—
DB	2	(2)	—	—
GS	61,355	(18,449)	—	42,906
MSCI	9,191	—	—	9,191
RBS	25,530	—	—	25,530
Total	108,152	(30,525)	—	77,627
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
CSI	(16,973)	12,074	4,899	—
DB	(332,635)	2	332,633	—
GS	(18,449)	18,449	—	—
JPMCB	(1,151,535)	—	1,151,535	—
Total	(1,519,592)	30,525	1,489,067	—

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Intermediate Fixed Income

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	11,039	—
Futures contracts[1]	1,273,787	(829,886)
Options and swaptions written	—	(463,564)
Swap agreements[1]	—	(619,616)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,284,826	(1,913,066)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,273,787)	1,371,424
Total gross amount of assets and liabilities subject to MNA or similar agreements	11,039	(541,642)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracs and centrally cleared swap agreements, respectively.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2016.

PACE Intermediate Fixed Income

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BOA	2,251	—	—	2,251
GSI	8,788	—	—	8,788
Total	11,039	—	—	11,039
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
CSI	(343,123)	—	343,123	—
GS	(171,363)	—	—	(171,363)
JPMCB	(27,156)	—	—	(27,156)
Total	(541,642)	—	343,123	(198,519)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	5,243,544	(4,018,098)
Futures contracts[1]	2,496,222	(3,635,316)
Options and swaptions purchased	483,202	—
Options and swaptions written	—	(846,946)
Swap agreements[1]	1,217,919	(14,743,605)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,440,887	(23,243,965)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(3,332,889)	15,153,741
Total gross amount of assets and liabilities subject to MNA or similar agreements	6,107,998	(8,090,224)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracs and centrally cleared swap agreements, respectively.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2016.

PACE Strategic Fixed Income Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	65,476	(48,959)	—	16,517
BNP	250,250	(250,250)	—	—
BOA	890,770	(857,600)	—	33,170
CITI	630,836	(396,533)	(50,000)	184,303
CSI	6,635	(6,635)	—	—
DB	154,605	(154,605)	—	—
GSB	616,855	(494,916)	—	121,939
HSBC	174,650	(174,650)	—	—
JPMCB	2,325,132	(2,325,132)	—	—
MSCI	556,425	(556,425)	—	—
RBC	169,207	(30,709)	—	138,498
RBS	9,301	—	—	9,301
SG	49,582	(4,620)	—	44,962
SSC	208,274	(38,796)	—	169,478
	6,107,998	(5,339,830)	(50,000)	718,168

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(48,959)	48,959	—	—
BNP	(674,850)	250,250	424,600	—
BOA	(857,600)	857,600	—	—
CITI	(396,533)	396,533	—	—
CSI	(152,673)	6,635	146,038	—
DB	(418,454)	154,605	263,849	—
GSB	(494,916)	494,916	—	—
GSI	(623,791)	—	384,407	(239,384)
HSBC	(393,257)	174,650		(218,607)
JPMCB	(2,602,556)	2,325,132	277,424	—
MSCI	(1,352,510)	556,425	796,085	—
RBC	(30,709)	30,709	—	—
SG	(4,620)	4,620	—	—
SSC	(38,796)	38,796	—	—
	(8,090,224)	5,339,830	2,292,403	(457,991)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE International Fixed Income Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	3,666,569	(3,850,532)
Futures contracts[1]	1,946,470	(3,359,440)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,613,039	(7,209,972)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(5,613,039)	7,209,972
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

PACE High Yield Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	341,981	(6,013)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	341,981	(6,013)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(341,981)	6,013
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	15,454,649	(14,250,193)
Futures contracts[1]	9,214,903	(5,769,706)
Options and swaptions purchased	3,683,987	—
Options and swaptions written	—	(24,993)
Swap agreements[1]	10,114,460	(11,752,662)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	38,467,999	(31,797,554)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(21,758,790)	16,955,042
Total gross amount of assets and liabilities subject to MNA or similar agreements	16,709,209	(14,842,512)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracs and centrally cleared swap agreements, respectively.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of January 31, 2016.

PACE Alternative Strategies Investments

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	5,629,387	(2,723,532)	—	2,905,855
BNP	1,989,132	(1,157,622)	—	831,510
BOA	154,555	(154,555)	—	—
CITI	2,797,231	(2,197,507)	—	599,724
CSI	2,036,986	(1,758,800)	—	278,186
DB	429,111	(429,111)	—	—
MSCI	2,938,518	(2,938,518)	—	—
RBS	734,289	(542,523)	—	191,766
Total	16,709,209	(11,902,168)	—	4,807,041
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(2,723,532)	2,723,532	—	—
BNP	(1,157,622)	1,157,622	—	—
BOA	(585,883)	154,555	215,442	(215,886)
CITI	(2,197,507)	2,197,507	—	—
CSI	(1,758,800)	1,758,800	—	—
DB	(1,505,050)	429,111	1,057,402	(18,537)
JPMCB	(131,427)	—	—	(131,427)
MSCI	(4,240,168)	2,938,518	285,943	(1,015,707)
RBS	(542,523)	542,523	—	—
Total	(14,842,512)	11,902,168	1,558,787	(1,381,557)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes

PACE Select Advisors Trust

Notes to financial statements (unaudited)

insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or subadvised by UBS AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially assessed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effects of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of their investment strategies, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment subadvisor anticipates that there is a

PACE Select Advisors Trust

Notes to financial statements (unaudited)

correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At January 31, 2016, PACE Strategic Fixed Income Investments had a maximum payout amounts of approximately $8,053,037 relating to written put option contracts. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive

PACE Select Advisors Trust

Notes to financial statements (unaudited)

payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Large Co Value Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2016.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the six months ended January 31, 2016, only PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

Pursuant to Accounting Standards Update ("ASU") No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11"), the table below represents the remaining contractual maturity as of January 31, 2016, of the treasury roll transactions accounted for as secured borrowings.

PACE Mortgage-Backed Securities Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$5,003,084	$—	$—	$5,003,084

PACE Strategic Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$102,895,364	$3,598,886	$—	$106,494,250

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

There were no reverse repurchase agreements outstanding at period ended January 31, 2016.

Swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers

PACE Select Advisors Trust

Notes to financial statements (unaudited)

(i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2016 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations,

PACE Select Advisors Trust

Notes to financial statements (unaudited)

which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2016:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate SubAdvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Babson Capital Management LLC BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Robeco Investment Management
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated (formerly known as Chautauqua Capital Management, LLC) Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments[1]	Analytic Investors, LLC AQR Capital Management LLC First Quadrant L.P. Sirios Capital Management, L.P. Standard Life investments (Corporate Funds) Limited

1  As of the close of business, March 31, 2014, UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively-and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2016, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
PACE Government Money Market Investments	$(68,020)
PACE Mortgage-Backed Securities Fixed Income Investments	192,574
PACE Intermediate Fixed Income Investments	135,303
PACE Strategic Fixed Income Investments	374,005
PACE Municipal Fixed Income Investments	160,291
PACE International Fixed Income Investments	230,964
PACE High Yield Investments	203,594
PACE Large Co Value Equity Investments	752,504
PACE Large Co Growth Equity Investments	814,094
PACE Small/Medium Co Value Equity Investments	313,136
PACE Small/Medium Co Growth Equity Investments	279,385
PACE International Equity Investments	659,273
PACE International Emerging Markets Equity Investments	291,559
PACE Global Real Estate Securities Investments	40,930
PACE Alternative Strategies Investments	868,928

UBS AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS AM to each of these Portfolio's subadvisors: Pacific Investment Management Company LLC and Rogge Global Partners plc. Additionally, UBS AM has entered into a written fee waiver agreement with PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments to waive its management fees through November 30, 2016 to reflect a lower management fee paid by each of the funds to UBS AM. These management fee waivers will not be subject to future recoupment.

For the six months ended January 31, 2016, UBS AM was contractually obligated to waive as follows:

Management fees waived
PACE Mortgage-Backed Securities Fixed Income Investments	$109,144
PACE Strategic Fixed Income Investments	411,262
PACE Municipal Fixed Income Investments	102,543
PACE International Fixed Income Investments	628,457
PACE High Yield Investments	207,942

Additionally, PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's board at any time and also will terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. For the six months ended January 31, 2016, UBS AM was contractually obligated to waive $221,503 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

With respect to the following Portfolios, UBS AM may voluntarily waive its management fees to the extent necessary to reflect lower subadvisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its management fees. For the six months ended January 31, 2016, UBS AM voluntarily waived fees of:

Management fees waived
PACE Intermediate Fixed Income Investments	$21,359
PACE Municipal Fixed Income Investments	42,215
PACE High Yield Investments	157,827
PACE Large Co Value Equity Investments	82,259
PACE Large Co Growth Equity Investments	50,256
PACE Small/Medium Co Growth Equity Investments	112,586
PACE International Equity Investments	171,049
PACE International Emerging Markets Equity Investments	186,354
PACE Alternative Strategies Investments	59,331

Additionally, with respect to PACE Government Money Market Investments, UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2016, UBS AM voluntarily waived and/or reimbursed expenses of $267,020 for PACE Government Money Market Investments for that purpose.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) through November 30, 2016 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2012, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2016, UBS AM had the following voluntary fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2019, and recoupments for the six months ended January 31, 2016, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$333,430	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	356,628	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	305,719	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	452	—
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	—	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	—	—
PACE High Yield Investments	1.28	1.78	1.03	1.03	—	—

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Large Co Value Equity Investments	1.27%	2.02%	1.02%	1.02%	$—	$—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	—	261
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments	1.95	2.70	1.70	1.70	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	277,902	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

At January 31, 2016, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2016	Expires July 31, 2017	Expires July 31, 2018	Expires July 31, 2019
PACE Government Money Market Investments	$2,793,148	$918,256	$855,490	$685,972	$333,430
PACE Mortgage-Backed Fixed Income Investments—Class A	131,902	27,848	49,829	40,449	13,776
PACE Mortgage-Backed Fixed Income Investments—Class C	41,649	9,140	14,845	12,532	5,132
PACE Mortgage-Backed Fixed Income Investments—Class Y	204,380	54,177	68,311	57,441	24,451
PACE Mortgage-Backed Fixed Income Investments—Class P	2,133,187	431,220	686,529	702,169	313,269
PACE Intermediate Fixed Income Investments—Class A	96,835	20,670	27,819	24,173	9,351
PACE Intermediate Fixed Income Investments—Class C	6,313	1,853	2,283	2,177	903
PACE Intermediate Fixed Income Investments—Class Y	4,996	1,707	2,292	997	810
PACE Intermediate Fixed Income Investments—Class P	1,432,623	230,478	565,867	636,278	294,655
PACE Small/Medium Co Growth Equity Investments—Class Y	180	142	38	—	—
PACE Global Real Estate Securities Investments—Class A	17,221	5,638	7,544	3,353	686
PACE Global Real Estate Securities Investments—Class C	633	157	229	142	105
PACE Global Real Estate Securities Investments—Class Y	1,409	519	497	210	183
PACE Global Real Estate Securities Investments—Class P	1,738,751	381,126	547,189	533,508	276,928

Under normal conditions, the Portfolios invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolios' Investment Manager. UBS AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

In August 2013, UBS AM made a voluntary cash payment of $2,430 to PACE Government Money Market Investments in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

During the six months ended January 31, 2016, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$—	$—	$995	$1,561
UBS Limited	—	—	—	946	—
UBS Securities Asia Ltd.	—	—	15,688	2,126	—
UBS Securities Private Ltd.		—	—	252	—
UBS Securities LLC	15,018	1,905	404	1,259	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months ended January 31, 2016, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Strategic Fixed Income Investments	$110
PACE Large Co Value Equity Investments	8,252
PACE Large Co Growth Equity Investments	7,180
PACE Small/Medium Co Value Equity Investments	25,765
PACE Small/Medium Co Growth Equity Investments	1,305
PACE International Equity Investments	12,764
PACE International Emerging Markets Equity Investments	10,784
PACE Global Real Estate Securities Investments	1,892
PACE Alternative Strategies Investments	24,681

During the six months ended January 31, 2016, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Government Money Market Investments	$41,497,413
PACE Mortgage-Backed Securities Fixed Income Investments	918,654,779
PACE Intermediate Fixed Income Investments	254,068,087
PACE Strategic Fixed Income Investments	1,727,955,664
PACE Municipal Fixed Income Investments	13,467,062
PACE High Yield Investments	30,715,040
PACE Alternative Strategies Investments	45,107,033

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Asset Management (US) Inc. ("UBS AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares), pay UBS AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At January 31, 2016, certain Portfolios owed UBS AM (US) service and distribution fees, and for the six months ended January 31, 2016, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$9,729	$1,346
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	7,783	—
PACE Intermediate Fixed Income Investments—Class A	3,962	279
PACE Intermediate Fixed Income Investments—Class C	1,172	—
PACE Strategic Fixed Income Investments—Class A	2,709	1,448
PACE Strategic Fixed Income Investments—Class C	6,794	—
PACE Municipal Fixed Income Investments—Class A	10,932	2,914
PACE Municipal Fixed Income Investments—Class C	6,697	—
PACE International Fixed Income Investments—Class A	8,964	269
PACE International Fixed Income Investments—Class C	1,826	—
PACE High Yield Investments—Class A	892	45
PACE High Yield Investments—Class C	2,107	72
PACE Large Co Value Equity Investments—Class A	22,061	310
PACE Large Co Value Equity Investments—Class C	10,266	—
PACE Large Co Growth Equity Investments—Class A	8,626	1,634
PACE Large Co Growth Equity Investments—Class C	3,027	—
PACE Small/Medium Co Value Equity Investments—Class A	3,292	190
PACE Small/Medium Co Value Equity Investments—Class C	3,391	—
PACE Small/Medium Co Growth Equity Investments—Class A	4,375	1,249
PACE Small/Medium Co Growth Equity Investments—Class C	2,450	—
PACE International Equity Investments—Class A	6,081	1,812

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE International Equity Investments—Class C	$2,008	$—
PACE International Emerging Markets Equity Investments—Class A	744	319
PACE International Emerging Markets Equity Investments—Class C	1,014	—
PACE Global Real Estate Securities Investments—Class A	67	44
PACE Global Real Estate Securities Investments—Class C	256	—
PACE Alternative Strategies Investments—Class A	1,772	20,709
PACE Alternative Strategies Investments—Class C	9,636	376

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the six months ended January 31, 2016, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $135,366, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the six months ended January 31, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$67,667
PACE Mortgage-Backed Securities Fixed Income Investments	218,095
PACE Intermediate Fixed Income Investments	189,392
PACE Strategic Fixed Income Investments	258,373
PACE Municipal Fixed Income Investments	40,234
PACE International Fixed Income Investments	261,487
PACE High Yield Investments	205,314
PACE Large Co Value Equity Investments	304,774
PACE Large Co Growth Equity Investments	293,903
PACE Small/Medium Co Value Equity Investments	284,864
PACE Small/Medium Co Growth Equity Investments	285,551
PACE International Equity Investments	283,869
PACE International Emerging Markets Equity Investments	262,915
PACE Global Real Estate Securities Investments	198,262
PACE Alternative Strategies Investments	160,522

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the six months ended January 31, 2016, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Government Money Market Investments	$—	$—	$—	$408,741
PACE Mortgage-Backed Securities Fixed Income Investments	20,200	6,866	30,330	371,008
PACE Intermediate Fixed Income Investments	10,936	1,057	846	327,841
PACE Strategic Fixed Income Investments	7,683	4,859	2,877	458,095
PACE Municipal Fixed Income Investments	8,394	2,002	26	65,374
PACE International Fixed Income Investments	26,326	1,609	4,421	448,000
PACE High Yield Investments	2,284	1,202	642	362,904
PACE Large Co Value Equity Investments	44,385	6,899	7,479	503,984
PACE Large Co Growth Equity Investments	18,668	2,824	6,053	504,481
PACE Small/Medium Co Value Equity Investments	7,364	2,166	851	495,600
PACE Small/Medium Co Growth Equity Investments	10,363	1,736	728	495,418
PACE International Equity Investments	21,125	2,112	9,445	484,031
PACE International Emerging Markets Equity Investments	4,607	1,361	8,698	460,270
PACE Global Real Estate Securities Investments	850	263	299	345,516
PACE Alternative Strategies Investments	4,513	2,756	1,630	269,433

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in Private Money Market, which is included in each Portfolio's Portfolio of investments. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At January 31, 2016, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$44,539,590	$45,272,570	$—	$45,272,570
PACE Strategic Fixed Income Investments	20,448,858	20,829,185	—	20,829,185

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE International Fixed Income Investments	$1,486,450	$1,513,573	$—	$1,513,573
PACE High Yield Investments	75,366,795	76,989,464	—	76,989,464
PACE Large Co Value Equity Investments**	35,988,567	24,333,471	11,552,569	35,886,040	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	148,940,046	5,326,921	142,540,378	147,867,299	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	103,399,340	28,008,628	74,024,241	102,032,869	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	67,573,790	59,564,608	8,033,823	67,598,431	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	73,893,673	59,886,604	16,954,463	76,841,067	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Investments	17,134,304	10,790,934	6,761,987	17,552,921	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	13,828,470	2,018,297	11,835,363	13,853,660	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio at the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

Pursuant to ASU 2014-11, the table below represents the disaggregation at January 31, 2016 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for securities
Portfolio	Equity securities	Corporate bonds	lending transactions
PACE Intermediate Fixed Income Investments	$—	$45,272,570	$45,272,570
PACE Strategic Fixed Income Investments	—	20,829,185	20,829,185
PACE International Fixed Income Investments	—	1,513,572	1,513,572
PACE High Yield Investments	—	76,989,464	76,989,464
PACE Large Co Value Equity Investments	24,333,471	—	24,333,471
PACE Large Co Growth Equity Investments	5,326,921	—	5,326,921
PACE Smid/Medium Co Value Equity Investments	28,008,628	—	28,008,628
PACE Smid/Growth Co Growth Equity Investments	59,564,608	—	59,564,608
PACE International Equity Investments	59,886,604	—	59,886,604
PACE International Emerging Markets Investments	10,790,934	—	10,790,934
PACE Global Real Estate Securities Investments	2,018,297	—	2,018,297

Bank line of credit

Each Portfolio, other than PACE Government Money Market Investments, participates with other funds managed, advised or subadvised by UBS AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or

PACE Select Advisors Trust

Notes to financial statements (unaudited)

purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2016, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE International Fixed Income Investments	$1,044,623	5	$192	1.427%
PACE Large Co Value Equity Investments	1,217,638	23	957	1.207
PACE Large Co Growth Equity Investments	1,157,455	14	623	1.386
PACE Small/Medium Co Growth Equity Investments	546,534	1	22	1.422
PACE International Equity Investments	3,123,930	9	1,120	1.412
PACE International Emerging Markets Equity Investments	1,066,813	21	839	1.346
PACE Alternative Strategies Investments	4,452,641	8	1,131	1.139

At January 31, 2016, PACE Large Co Value Equity Investments had an outstanding borrowing of $497,573.

Purchases and sales of securities

For the six months ended January 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$48,970,831	$11,207,693
PACE Intermediate Fixed Income Investments	59,913,035	76,704,090
PACE Strategic Fixed Income Investments	90,396,731	113,801,033
PACE Municipal Fixed Income Investments	37,812,332	48,113,718
PACE International Fixed Income Investments	105,457,503	122,502,171
PACE High Yield Investments	214,496,583	213,188,506
PACE Large Co Value Equity Investments (long transactions)	329,413,907	371,910,655
PACE Large Co Value Equity Investments (short transactions)	91,161,763	84,593,622
PACE Large Co Growth Equity Investments	265,962,407	360,318,011
PACE Small/Medium Co Value Equity Investments	164,191,156	182,828,394
PACE Small/Medium Co Growth Equity Investments	234,344,970	263,665,464
PACE International Equity Investments (long transactions)	307,206,477	313,353,842
PACE International Equity Investments (short Transactions)	79,687,425	82,677,332
PACE International Emerging Markets Equity Investments	103,107,805	109,682,514
PACE Global Real Estate Securities Investments	34,384,672	34,905,079
PACE Alternative Strategies Investments (long transactions)	254,162,322	245,032,994
PACE Alternative Strategies Investments (short transactions)	92,925,164	90,990,798

For the six months ended January 31, 2016, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$5,561,485,582	$5,464,176,616
PACE Intermediate Fixed Income Investments	537,388,605	530,021,735
PACE Strategic Fixed Income Investments	2,308,677,667	2,260,430,981
PACE International Fixed Income Investments	—	10,748,293

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the six months ended January 31, 2016, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$10,083
PACE Large Co Growth Equity Investments	39,614
PACE Small/Medium Co Value Equity Investments	48,893
PACE Small/Medium Co Growth Equity Investments	33,890
PACE International Equity Investments	16,776
PACE International Emerging Markets Equity Investments	8,216
PACE Global Real Estate Securities Investments	2,985

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,615	$137,178	452	$5,868
Shares repurchased	(187,831)	(2,429,718)	(52,701)	(680,882)
Dividends reinvested	29,923	387,105	6,510	84,339
Net decrease	(147,293)	$(1,905,435)	(45,739)	$(590,675)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	725,803	$9,393,453	2,830,623	$36,624,705
Shares repurchased	(1,171,635)	(15,159,263)	(4,226,219)	(54,706,438)
Dividends reinvested	39,796	514,948	361,362	4,676,871
Net decrease	(406,036)	$(5,250,862)	(1,034,234)	$(13,404,862)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	137,182	$1,775,921	93	$1,207
Shares repurchased	(1,164,818)	(15,109,274)	(104,446)	(1,354,903)
Dividends reinvested	54,159	701,732	10,235	132,812
Net decrease	(973,477)	$(12,631,621)	(94,118)	$(1,220,884)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,043,229	$13,549,103	6,610,190	$85,796,232
Shares repurchased	(1,302,502)	(16,912,832)	(8,554,215)	(111,094,636)
Dividends reinvested	74,052	959,832	624,418	8,096,388
Net decrease	(185,221)	$(2,403,897)	(1,319,607)	$(17,202,016)

PACE Intermediate Fixed Income Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	10,667	$130,827	5,183	$63,171
Shares repurchased	(111,776)	(1,370,725)	(13,150)	(161,994)
Dividends reinvested	15,519	189,295	1,227	14,977
Net decrease	(85,590)	$(1,050,603)	(6,740)	$(83,846)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,389	$17,000	3,289,253	$40,371,617
Shares repurchased	(3,927)	(47,785)	(3,390,824)	(41,599,904)
Dividends reinvested	563	6,866	471,907	5,758,306
Net increase (decrease)	(1,975)	$(23,919)	370,336	$4,530,019

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	117,921	$1,461,000	7,733	$95,207
Shares repurchased	(800,462)	(9,875,333)	(35,771)	(443,227)
Dividends reinvested	18,251	225,391	1,032	12,760
Net decrease	(664,290)	$(8,188,942)	(27,006)	$(335,260)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,975	$123,047	5,795,445	$71,657,053
Shares repurchased	(18,745)	(231,866)	(7,481,396)	(92,530,470)
Dividends reinvested	701	8,662	511,388	6,316,513
Net decrease	(8,069)	$(100,157)	(1,174,563)	$(14,556,904)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Strategic Fixed Income Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	19,854	$272,527	10,230	$139,851
Shares repurchased	(73,154)	(1,002,315)	(71,440)	(981,888)
Dividends reinvested	14,223	194,078	9,596	130,893
Net decrease	(39,077)	$(535,710)	(51,614)	$(711,144)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,864	$391,734	4,282,114	$58,687,449
Shares repurchased	(14,836)	(203,768)	(7,902,421)	(107,890,157)
Dividends reinvested	3,757	51,152	1,251,292	17,060,286
Net increase (decrease)	17,785	$239,118	(2,369,015)	$(32,142,422)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	242,517	$3,404,619	33,395	$473,464
Shares repurchased	(2,490,629)	(34,910,266)	(291,622)	(4,091,148)
Dividends reinvested	32,528	454,650	12,760	178,854
Net decrease	(2,215,584)	$(31,050,997)	(245,467)	$(3,438,830)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26,584	$371,990	10,724,618	$150,673,901
Shares repurchased	(76,471)	(1,073,964)	(12,153,437)	(170,755,321)
Dividends reinvested	5,301	74,186	1,594,516	22,339,498
Net increase (decrease)	(44,586)	$(627,788)	165,697	$2,258,078

PACE Municipal Fixed Income Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	43,693	$578,808	14,103	$187,333
Shares repurchased	(332,594)	(4,404,243)	(25,459)	(336,422)
Dividends reinvested	48,386	639,978	8,091	107,074
Net decrease	(240,515)	$(3,185,457)	(3,265)	$(42,015)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,625	$34,750	2,415,489	$31,988,423
Shares repurchased	—	—	(3,011,162)	(39,876,477)
Dividends reinvested	32	420	438,986	5,808,743
Net increase (decrease)	2,657	$35,170	(156,687)	$(2,079,311)

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	329,924	$4,402,100	12,673	$168,222
Shares repurchased	(1,093,172)	(14,509,502)	(68,591)	(907,833)
Dividends reinvested	72,096	954,159	9,743	128,984
Net decrease	(691,152)	$(9,153,243)	(46,175)	$(610,627)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,067,924	$80,445,478
Shares repurchased	(176)	(2,341)	(5,813,544)	(77,091,539)
Dividends reinvested	38	509	605,267	8,011,998
Net increase (decrease)	(138)	$(1,832)	859,647	$11,365,937

PACE International Fixed Income Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,058	$10,498	37	$371
Shares repurchased	(228,518)	(2,263,330)	(10,298)	(101,802)
Dividends reinvested	70,338	691,721	4,128	40,594
Net decrease	(157,122)	$(1,561,111)	(6,133)	$(60,837)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,167	$41,726	3,541,883	$35,072,323
Shares repurchased	(75,947)	(752,398)	(6,188,732)	(61,120,238)
Dividends reinvested	8,631	84,657	986,883	9,707,208
Net decrease	(63,149)	$(626,015)	(1,659,966)	$(16,340,707)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	99,492	$1,061,483	54	$561
Shares repurchased	(1,532,678)	(16,077,340)	(127,766)	(1,312,547)
Dividends reinvested	124,511	1,294,923	7,357	76,557
Net decrease	(1,308,675)	$(13,720,934)	(120,355)	$(1,235,429)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,739	$300,166	9,056,130	$94,191,347
Shares repurchased	(97,885)	(1,017,792)	(8,779,005)	(91,103,883)
Dividends reinvested	16,271	168,562	1,573,276	16,330,521
Net increase (decrease)	(52,875)	$(549,064)	1,850,401	$19,417,985

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE High Yield Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	5,302	$48,320	10,420	$93,640
Shares repurchased	(90,794)	(827,698)	(45,835)	(417,635)
Dividends reinvested	10,733	98,472	4,862	44,530
Net decrease	(74,759)	$(680,906)	(30,553)	$(279,465)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,179	$83,011	3,296,961	$30,493,080
Shares repurchased	(11,260)	(105,063)	(6,156,931)	(56,543,106)
Dividends reinvested	3,387	31,098	1,204,102	11,049,528
Net increase (decrease)	1,306	$9,046	(1,655,868)	$(15,000,498)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,042	$1,092,150	23,927	$239,283
Shares repurchased	(1,819,626)	(18,433,419)	(163,087)	(1,643,569)
Dividends reinvested	50,955	520,616	14,965	150,212
Net decrease	(1,663,629)	$(16,820,653)	(124,195)	$(1,254,074)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,115	$41,953	8,808,856	$89,299,200
Shares repurchased	(56,044)	(582,854)	(8,110,133)	(82,026,806)
Dividends reinvested	8,222	82,907	2,796,767	28,116,758
Net increase (decrease)	(43,707)	$(457,994)	3,495,490	$35,389,152

PACE Large Co Value Equity Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	33,260	$677,666	4,062	$84,617
Shares repurchased	(377,448)	(8,209,237)	(51,106)	(1,066,251)
Dividends reinvested	634,317	12,534,106	71,270	1,415,420
Net increase	290,129	$5,002,535	24,226	$433,786

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	15,072	$297,711	2,617,085	$55,825,099
Shares repurchased	(62,696)	(1,385,274)	(5,051,567)	(108,612,867)
Dividends reinvested	111,958	2,214,536	7,078,957	139,384,667
Net increase	64,334	$1,126,973	4,644,475	$86,596,899

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,759	$1,230,771	14,977	$357,072
Shares repurchased	(1,559,905)	(40,248,888)	(77,145)	(1,871,036)
Dividends reinvested	588,967	13,976,182	64,603	1,538,181
Net increase (decrease)	(921,179)	$(25,041,935)	2,435	$24,217

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	57,411	$1,389,489	5,374,499	$133,288,645
Shares repurchased	(112,816)	(2,738,307)	(9,083,798)	(222,237,824)
Dividends reinvested	98,943	2,349,895	6,355,826	150,378,849
Net increase	43,538	$1,001,077	2,646,527	$61,429,670

PACE Large Co Growth Equity Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,487	$627,392	4,597	$91,809
Shares repurchased	(121,480)	(2,897,008)	(12,304)	(250,548)
Dividends reinvested	294,538	6,356,126	33,471	607,835
Net increase	200,545	$4,086,510	25,764	$449,096

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,812	$265,435	2,221,519	$53,717,313
Shares repurchased	(29,906)	(744,421)	(5,040,103)	(123,224,407)
Dividends reinvested	101,937	2,275,236	8,193,975	181,660,430
Net increase	83,843	$1,796,250	5,375,391	$112,153,336

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	69,175	$1,781,382	3,016	$67,414
Shares repurchased	(1,126,391)	(30,494,869)	(29,232)	(666,505)
Dividends reinvested	191,398	4,698,831	22,858	489,833
Net decrease	(865,818)	$(24,014,656)	(3,358)	$(109,258)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,339	$927,224	4,888,745	$129,483,655
Shares repurchased	(109,571)	(2,847,112)	(9,096,942)	(238,540,705)
Dividends reinvested	71,897	1,811,799	5,764,169	144,450,078
Net increase (decrease)	(1,335)	$(108,089)	1,555,972	$35,393,028

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE Small/Medium Co Value Equity Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	25,636	$464,176	4,275	$66,392
Shares repurchased	(50,294)	(939,025)	(17,681)	(287,398)
Dividends reinvested	93,591	1,624,745	31,509	465,710
Net increase	68,933	$1,149,896	18,103	$244,704

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,573	$32,072	1,484,497	$28,395,287
Shares repurchased	(12,773)	(219,783)	(2,495,840)	(48,134,113)
Dividends reinvested	5,314	95,497	2,745,598	48,844,191
Net increase (decrease)	(5,886)	$(92,214)	1,734,255	$29,105,365

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,700	$720,456	9,720	$177,405
Shares repurchased	(708,111)	(15,958,419)	(38,169)	(710,298)
Dividends reinvested	103,313	2,077,634	36,147	631,485
Net increase (decrease)	(572,098)	$(13,160,329)	7,698	$98,592

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,356	$298,268	3,037,901	$66,962,638
Shares repurchased	(12,677)	(268,980)	(4,001,151)	(87,240,137)
Dividends reinvested	5,605	116,309	3,019,454	62,110,172
Net increase	6,284	$145,597	2,056,204	$41,832,673

PACE Small/Medium Co Growth Equity Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	27,688	$435,547	5,681	$68,366
Shares repurchased	(156,226)	(2,520,114)	(31,804)	(455,766)
Dividends reinvested	318,095	4,516,950	64,384	722,393
Net increase	189,557	$2,432,383	38,261	$334,993

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,705	$32,183	1,591,115	$27,324,044
Shares repurchased	(13,912)	(213,788)	(3,028,432)	(52,999,429)
Dividends reinvested	9,128	139,471	5,905,540	88,878,374
Net increase (decrease)	(3,079)	$(42,134)	4,468,223	$63,202,989

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	23,316	$457,839	12,220	$218,245
Shares repurchased	(871,234)	(17,994,667)	(44,080)	(735,030)
Dividends reinvested	197,173	3,614,189	39,519	608,598
Net increase (decrease)	(650,745)	$(13,922,639)	7,659	$91,813

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,835	$313,895	3,071,887	$63,474,086
Shares repurchased	(13,390)	(265,433)	(4,284,782)	(87,452,863)
Dividends reinvested	5,277	102,429	3,548,030	68,015,734
Net increase	6,722	$150,891	2,335,135	$44,036,957

PACE International Equity Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	12,078	$169,506	4,273	$58,897
Shares repurchased	(118,480)	(1,663,841)	(9,215)	(127,106)
Dividends reinvested	28,179	388,873	1,124	15,259
Net decrease	(78,223)	$(1,105,462)	(3,818)	$(52,950)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	48,674	$645,809	4,708,027	$65,096,987
Shares repurchased	(59,998)	(841,892)	(6,079,531)	(83,704,561)
Dividends reinvested	21,438	294,346	1,105,100	15,139,872
Net increase (decrease)	10,114	$98,263	(266,404)	$(3,467,702)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,147	$742,749	10,551	$155,200
Shares repurchased	(1,522,846)	(22,647,840)	(17,958)	(263,196)
Dividends reinvested	48,015	690,936	2,940	41,568
Net decrease	(1,425,684)	$(21,214,155)	(4,467)	$(66,428)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	58,254	$877,495	10,321,301	$153,752,915
Shares repurchased	(290,859)	(4,282,881)	(10,109,594)	(150,829,713)
Dividends reinvested	39,843	570,555	1,769,175	25,281,509
Net increase (decrease)	(192,762)	$(2,834,831)	1,980,882	$28,204,711

PACE Select Advisors Trust

Notes to financial statements (unaudited)

PACE International Emerging Markets Equity Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	3,612	$39,137	34	$837
Shares repurchased	(47,354)	(492,463)	(18,931)	(185,977)
Dividends reinvested	1,083	11,357	—	—
Net decrease	(42,659)	$(441,969)	(18,897)	$(185,140)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	18,250	$193,863	4,107,255	$43,686,000
Shares repurchased	(47,078)	(513,036)	(5,321,501)	(56,228,162)
Dividends reinvested	7,603	80,288	352,582	3,705,641
Net decrease	(21,225)	$(238,885)	(861,664)	$(8,836,521)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	48,175	$638,691	11,434	$135,323
Shares repurchased	(920,629)	(11,827,983)	(24,645)	(292,330)
Dividends reinvested	2,316	28,948	331	3,841
Net decrease	(870,138)	$(11,160,344)	(12,880)	$(153,166)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,127	$497,223	7,342,129	$96,126,379
Shares repurchased	(182,776)	(2,403,151)	(5,418,163)	(70,909,505)
Dividends reinvested	10,330	130,670	393,761	4,957,447
Net increase (decrease)	(134,319)	$(1,775,258)	2,317,727	$30,174,321

PACE Global Real Estate Securities Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	327	$2,410	645	$4,490
Shares repurchased	(2,802)	(20,363)	(3,327)	(21,337)
Dividends reinvested	1,024	7,188	988	6,668
Net decrease	(1,451)	$(10,765)	(1,694)	$(10,179)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,964	$13,477	1,271,895	$8,775,980
Shares repurchased	(10,222)	(69,916)	(1,738,185)	(11,958,980)
Dividends reinvested	1,055	7,174	623,246	4,219,376
Net increase (decrease)	(7,203)	$(49,265)	156,956	$1,036,376

PACE Select Advisors Trust

Notes to financial statements (unaudited)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	82,338	$644,489	8,793	$66,048
Shares repurchased	(810,131)	(6,069,751)	—	—
Dividends reinvested	—	—	1,101	7,950
Net increase (decrease)	(727,793)	$(5,425,262)	9,894	$73,998

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,076	$7,783	3,458,079	$25,682,098
Shares repurchased	(1,893)	(14,140)	(3,538,992)	(26,313,892)
Dividends reinvested	1,351	9,819	683,416	4,954,762
Net increase	534	$3,462	602,503	$4,322,968

PACE Alternative Strategies Investments
For the six months ended January 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	172,765	$1,866,236	269,242	$2,776,071
Shares repurchased	(87,238)	(926,727)	(21,884)	(227,591)
Dividends reinvested	14,938	158,942	27,571	279,019
Net increase	100,465	$1,098,451	274,929	$2,827,499

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,022,063	$32,061,888	9,531,887	$102,464,258
Shares repurchased	(1,591,886)	(16,576,307)	(10,246,331)	(110,928,240)
Dividends reinvested	52,574	553,603	2,239,290	23,534,934
Net increase	1,482,751	$16,039,184	1,524,846	$15,070,952

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,737,629	$18,561,745	343,497	$3,614,059
Shares repurchased	(8,352,327)	(89,919,893)	(81,081)	(847,604)
Dividends reinvested	—	—	1,210	12,551
Net increase (decrease)	(6,614,698)	$(71,358,148)	263,626	$2,779,006

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	30,635	$331,470	23,708,618	$257,856,072
Shares repurchased	(245,039)	(2,641,470)	(10,956,193)	(119,108,123)
Dividends reinvested	2,614	28,134	609,778	6,542,917
Net increase (decrease)	(211,790)	$(2,281,866)	13,362,203	$145,290,866

PACE Select Advisors Trust

Notes to financial statements (unaudited)

Redemption fees

Prior to February 17, 2015, each class of each series of the Trust, with the exception of PACE Government Money Market Investments, imposed a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets. For the six months ended January 31, 2016, redemption fees represent less than $0.005 per share.

Effective February 17, 2015, for purchases of shares on or after that date, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. Effective August 3, 2015, for purchases of shares on or after that date, the redemption fee was eliminated.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2015 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$21,010	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	10,748,068	—	—
PACE Intermediate Fixed Income Investments	—	6,742,062	416,495	—
PACE Strategic Fixed Income Investments	—	24,826,172	—	—
PACE Municipal Fixed Income Investments	10,727,697	7,334	—	—
PACE International Fixed Income Investments	—	12,854,886	—	6,437,480
PACE High Yield Investments	—	24,450,100	6,606,595	—
PACE Large Co Value Equity Investments	—	33,018,522	144,188,915	—
PACE Large Co Growth Equity Investments	—	18,702,626	139,561,279	—
PACE Small/Medium Co Value Equity Investments	—	24,250,226	43,493,292	—
PACE Small/Medium Co Growth Equity Investment	—	10,967,318	64,366,071	—
PACE International Equity Investments	—	28,067,973	—	—
PACE International Emerging Markets Equity Investments	—	5,372,352	—	—
PACE Global Real Estate Securities Investments	—	5,250,218	—	—
PACE Alternative Strategies Investments	—	7,075,445	—	—

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

PACE Select Advisors Trust

Notes to financial statements (unaudited)

At July 31, 2015, the following Portfolios had post-enactment net capital losses that will be carried forward indefinitely:

Portfolio	Short-term	Long-term	Total
PACE Mortgage-Backed Securities Fixed Income Investments	$555,692	$13,848,178	$14,403,870
PACE International Fixed Income Investments	6,503,051	2,343,899	8,846,950
PACE International Emerging Markets Equity Investments	21,218,151	2,464,135	23,682,286

At July 31, 2015, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Portfolio	July 31, 2016	July 31, 2017	July 31, 2018	July 31, 2019	July 31, 2020	Total
PACE International Fixed Income Investments	$2,354,563	$765,140	$7,784,695	$—	$—	$10,904,398
PACE International Equity Investments	—	—	135,459,001	—	—	135,459,001
PACE Global Real Estate Securities Investments	—	—	5,432,457	—	—	5,432,457
PACE Alternative Strategies Investments	—	—	37,080,401	—	—	37,080,401

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2015, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE International Fixed Income Investments	$2,426,877	$—	$—
PACE International EquityInvestments	—	10,746,832	—
PACE High Yield Investments	2,903,233	3,514,463	4,475,957
PACE Large Co Growth Equity Investments	348,728	—	—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of January 31, 2016 that, other than PACE International Emerging Markets Equity Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of January 31, 2016, PACE International Emerging Markets Equity Investments has recognized a liability of $358,667 related to uncertain tax positions of which $325,095 is included in payable foreign withholding taxes and foreign capital gains taxes and $33,572 is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2016, the Portfolios did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant

PACE Select Advisors Trust

Notes to financial statements (unaudited)

change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS AM is currently evaluating the potential impact of these changes on PACE Government Money Market Investments and expects to update shareholders further in advance of the October 2016 deadline.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

September 2015 Board Meeting

Pacific Investment Management Company LLC

Trustees' Considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 21-22, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of amendment of the subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Pacific Investment Management Company LLC ("PIMCO") (the "Subadvisory Agreement") with respect to a series of the Trust, PACE Mortgage-Backed Securities Fixed Income Investments (the "Fund"). Management discussed with the board its proposal to lower the subadvisory fee payable by UBS AM to PIMCO, which would be effective as of September 1, 2015. Since the board had approved the renewal of the Subadvisory Agreement at a meeting held on July 14-15, 2015 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations by reference to their considerations and determinations at the July Meeting. The board also received a memorandum from UBS AM discussing the proposed new fee structure.

In its consideration of the approval of the amendment of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or PIMCO. The nature, extent and quality of services provided had been considered at the July Meeting, and there had been no material changes in this information. The board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the amended Subadvisory Agreement.

Subadvisory fees—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to PIMCO in light of the nature, extent and quality of the subadvisory services provided by PIMCO. The board noted that the proposed contractual subadvisory fee would result in a lower subadvisory fee to be paid by UBS AM, provided that the aggregate Trust assets managed by PIMCO remain above $1 billion. The board noted that if the level of aggregate Trust assets managed by PIMCO fell below $1 billion, the subadvisory fee to be paid by UBS AM would revert back to the current fee rate. The board also noted that UBS AM voluntarily offered to pass onto the shareholders (via a corresponding voluntary waiver of its management fee charged to the Fund) the subadvisory fee savings that UBS AM will experience as a result of the new fee rate. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services provided to the Fund by PIMCO.

Fund performance—The board had considered the Fund's performance at the July Meeting. The board also received and considered information provided by UBS AM, including relative performance information from independent providers of investment company data. The board concluded that the Fund's investment performance was acceptable.

Advisor profitability—Profitability of PIMCO or its affiliates, or UBS AM or its affiliates, in providing services to the Fund was not a significant factor considered by the board, as the subadvisory fee is paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund. As noted above, the board observed that the contractual subadvisory fee payable by UBS AM to PIMCO would be lower than the fee currently paid by UBS AM to PIMCO. The board indicated that it would further consider the implications, if any, of this lower subadvisory

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

expense to UBS AM and the fee waiver noted above, among other matters, when it engages in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Fund on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

Economies of scale—The board noted that, as the subadvisory fee for the Fund is paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to PIMCO—The board had considered other benefits, including tangible ancillary benefits and intangible benefits, that PIMCO could receive from its association with the Fund at the July Meeting.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved amendment of the Subadvisory Agreement for the Fund. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve amendment of the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

BlackRock Financial Management, Inc.

Trustees' Considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 21-22, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of amendment of the subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and BlackRock Financial Management, Inc. ("BlackRock") (the "Subadvisory Agreement") with respect to a series of the Trust, PACE Intermediate Fixed Income Investments (the "Fund"). Management discussed with the board its proposal to lower the subadvisory fee rates payable by UBS AM to BlackRock, which would be effective as of September 1, 2015. Since the board had approved the renewal of the Subadvisory Agreement at a meeting held on July 14-15, 2015 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations by reference to their considerations and determinations at the July Meeting. The board also received a memorandum from UBS AM discussing the proposed new fee structure.

In its consideration of the approval of the amendment of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or BlackRock. The nature, extent and quality of services provided had been considered at the July Meeting, and there had been no material changes in this information. The board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the amended Subadvisory Agreement.

Subadvisory fees—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to BlackRock in light of the nature, extent and quality of the subadvisory services provided by BlackRock. The board noted that the proposed contractual subadvisory fee would reduce the overall fee rate payable and result in a lower subadvisory fee to be paid by UBS AM. The board also noted that UBS AM voluntarily offered to pass onto the shareholders (via a corresponding voluntary waiver of its management fee charged to the Fund) the subadvisory fee savings that UBS AM will experience as a result of the new fee structure. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services provided to the Fund by BlackRock.

Fund performance—The board had considered the Fund's performance at the July Meeting. The board also received and considered information provided by UBS AM, including relative performance information from independent providers of investment company data. The board concluded that the Fund's investment performance was acceptable.

Advisor profitability—Profitability of BlackRock or its affiliates, or UBS AM or its affiliates, in providing services to the Fund was not a significant factor considered by the board, as the subadvisory fee is paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund. As noted above, the board observed that, under the new fee structure, the contractual subadvisory fee payable by UBS AM to BlackRock would be lower than the fee currently paid by UBS AM to BlackRock. The board indicated that it would further consider the implications, if any, of this lower subadvisory expense to UBS AM and the fee waiver noted above, among other matters, when it engages in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Fund on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the subadvisory fee for the Fund is paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to BlackRock—The board had considered other benefits, including tangible ancillary benefits and intangible benefits, that BlackRock could receive from its association with the Fund at the July Meeting.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved amendment of the Subadvisory Agreement for the Fund. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve amendment of the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Rogge Global Partners plc

Trustees' Considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on September 21-22, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered the approval of amendment of the subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Rogge Global Partners plc ("Rogge") (the "Subadvisory Agreement") with respect to a series of the Trust, PACE International Fixed Income Investments (the "Fund"). Management discussed with the board its proposal to lower the subadvisory fee rates payable by UBS AM to Rogge, which would be effective as of September 1, 2015. Since the board had approved the renewal of the Subadvisory Agreement at a meeting held on July 14-15, 2015 (the "July Meeting"), and, other than as discussed below, there had been no material changes in the information presented, the board addressed certain of the relevant considerations by reference to their considerations and determinations at the July Meeting. The board also received a memorandum from UBS AM discussing the proposed new fee structure.

In its consideration of the approval of the amendment of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—UBS AM represented that there was expected to be no diminution in the nature, extent or quality of the services provided to the Fund by UBS AM or Rogge. The nature, extent and quality of services provided had been considered at the July Meeting, and there had been no material changes in this information. The board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the amended Subadvisory Agreement.

Subadvisory fees—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Rogge in light of the nature, extent and quality of the subadvisory services provided by Rogge. The board noted that the proposed contractual subadvisory fee would reduce the fee rate payable at each breakpoint under the current fee schedule and result in a lower subadvisory fee to be paid by UBS AM. The board also noted that UBS AM voluntarily offered to pass onto the shareholders (via a corresponding voluntary waiver of its management fee charged to the Fund) the subadvisory fee savings that UBS AM will experience as a result of the new fee structure. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services provided to the Fund by Rogge.

Fund performance—The board had considered the Fund's performance at the July Meeting. The board also received and considered information provided by UBS AM, including relative performance information from independent providers of investment company data. The board concluded that the Fund's investment performance was acceptable.

Advisor profitability—Profitability of Rogge or its affiliates, or UBS AM or its affiliates, in providing services to the Fund was not a significant factor considered by the board, as the subadvisory fee is paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund. As noted above, the board observed that, under the new fee structure, the contractual subadvisory fee payable by UBS AM to Rogge would be lower than the fee currently paid by UBS AM to Rogge. The board indicated that it would further consider the implications, if any, of this lower subadvisory expense to UBS AM and the fee waiver noted above, among other matters, when it engages in its next full UBS AM management contract review, or before if appropriate. In this regard, it was noted that UBS AM provides updated profitability data on the Fund on an ongoing quarterly basis, which provides the board with other opportunities to monitor the impact of the proposed changes on profitability going forward.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the subadvisory fee for the Fund is paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Rogge—The board had considered other benefits, including tangible ancillary benefits and intangible benefits, that Rogge could receive from its association with the Fund at the July Meeting.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved amendment of the Subadvisory Agreement for the Fund. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve amendment of the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

November 2015 Board Meeting

Aviva Investors Americas LLC

Trustees' Considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on November 17-18, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Aviva Investors Americas LLC ("Aviva") (the "Subadvisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by Standard Life Investments Limited ("Standard Life") from 45% to 30% and to reallocate a portion of the assets managed by Standard Life (i.e., 15%) to Aviva. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Aviva as a subadvisor to the Portfolio.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Aviva to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of Aviva as a subadvisor to the Portfolio, including its "due diligence" concerning Aviva and its belief that Aviva's fundamental global macro strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns over full business cycles and complementing the strategies provided by other subadvisors to the Portfolio. The board also received materials from Aviva detailing its investment philosophy and met with representatives of Aviva, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Aviva in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Aviva. The board noted that the proposed contractual subadvisory fee would result in a net increase in the subadvisory fees paid by UBS AM with respect to the Portfolio. The board also noted that the net increase in the subadvisory fees would be reflected by the removal of the Portfolio's voluntary management fee waiver by UBS AM. The board noted UBS AM's view that the removal of the voluntary waiver was appropriate in light of the proposed enhancements to the Portfolio, and the increased complexity in managing the Portfolio, as a result of adding Aviva as a new subadviser. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board received and considered composite performance information provided by Aviva. The board also noted that, as Aviva would be a new subadvisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Subadvisory Agreement.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

Advisor profitability—Profitability of Aviva or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Aviva—The board was informed by management that Aviva's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Aviva would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Aviva could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

December 2015 Special Telephonic Board Meeting

Robert W. Baird & Co. Incorporated

Trustees' Considerations

Background—At a special telephonic meeting of the board of PACE Select Advisors Trust (the "Trust") on December 29, 2015, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed interim subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Robert W. Baird & Co. Incorporated ("Baird") (the "Interim Subadvisory Agreement") with respect to PACE International Equity Investments (the "Portfolio"). Management discussed with the board its proposal to appoint Baird as a subadvisor to the Portfolio. It was noted that Chautauqua Capital Management, LLC ("Chautauqua") has served as a subadvisor to the Portfolio since August 2013. Management explained that, on November 24, 2015, Chautauqua and Baird announced that they had entered into an agreement for the sale of Chautauqua to Baird (the "Transaction"). The Transaction was expected to be completed in early 2016. Management stated that, following the Transaction, the investment team and strategy were expected to continue to operate under the Chautauqua name as an autonomous division of Baird. Management further stated that there are no expected changes to investment personnel or trading functions, but all non-investment related services would thereafter primarily be supported by Baird. Management explained that because the change in ownership of Chautauqua would constitute an "assignment," the current subadvisory agreement with Chautauqua would terminate automatically upon consummation of the Transaction and, if approved, the Interim Subadvisory Agreement would become effective. Management explained that because the Transaction is expected to be completed prior to the board's next in-person meeting, Baird has agreed to waive its subadvisory fee under the proposed Interim Subadvisory Agreement. Management noted that UBS AM has agreed to corresponding waivers of its management fee for the duration of the Baird fee waiver. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Baird as a subadvisor to the Portfolio.

In its consideration of the approval of the Interim Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Interim Subadvisory Agreement—The board's evaluation of the services to be provided by Baird to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending the appointment of Baird as a subadvisor to the Portfolio, including its "due diligence" concerning Baird and that there are no expected changes to investment personnel or trading functions as a result of the Transaction. In considering the approval of the Interim Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Chautauqua who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Interim Subadvisory Agreement.

Subadvisory fee—The board considered that Baird has agreed to waive its subadvisory fee under the proposed Interim Subadvisory Agreement and that UBS AM has agreed to corresponding waivers of its management fee for the duration of the Baird fee waiver. Management stated that it expects to present a subadvisory agreement at the

PACE Select Advisors Trust

Board approvals of subadvisory agreements (unaudited)

board's next in-person meeting on substantially similar terms, and at the same fee rate, as the current Chautauqua subadvisory agreement.

Fund performance—The board noted that UBS AM believes that the investment team will continue to perform at its current level after the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Baird or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be waived under the proposed Interim Subadvisory Agreement.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be waived under the proposed Interim Subadvisory Agreement, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Baird—The board was informed by management that Baird's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Baird would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Baird could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Interim Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Interim Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

© UBS 2016. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S276

Money Market Funds

PACE® Government Money Market Investments

Semiannual Report
January 31, 2016

PACE Government Money Market Investments

On September 22, 2015, the Portfolio's Board of Trustees ("the Board") approved a new policy on behalf of the Portfolio to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities to allow the Portfolio to qualify as a government money market fund, as defined under the amended Rule 2a-7 of the Investment Company Act of 1940. In addition, the Board approved changing the Portfolio's name to PACE Government Money Market Investments to ensure that the Portfolio is understood to be a government money market fund. In connection with the change to the Portfolio's name, the Portfolio also adopted a nonfundamental investment policy that the Portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements. The changes became effective on November 28, 2015.

Performance

For the six months ended January 31, 2016, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Government
Money Market
Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Government Money Market Investments

program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Advisor's Comments

In December 2015, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a historically low range between 0% and 0.25% to a range between 0.25% and 0.50%.The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. While the yields on a wide range of short-term investments moved higher over the period as the market anticipated the Fed action as well as potential future actions into 2016, yields still remain low by historical comparison. As a result, the Portfolio's yields remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the six-month review period. When the reporting period began, the Portfolio had a WAM of 35 days. This was decreased to 20 days at the end of the reporting period.

Several adjustments were made to the Portfolio's sector and issuer positioning during the six-month period due to the Fund's aforementioned change to a government money market fund. We significantly increased the Portfolio's exposures to, US government and agency obligations and repurchase agreements. Conversely, we eliminated our allocation to commercial paper, certificates of deposit and short-term corporate obligations. (Repurchase agreements are

2

PACE Government Money Market Investments

transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Sincerely,

Mark E. Carver President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager, PACE Government Money Market Investments Managing Director, UBS Asset Management (Americas) Inc.

3

PACE Government Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/16	6 months	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.01%	1.12%
Lipper Money Market Funds median	0.01%	0.01%	0.01%	1.12%

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 12/31/15	6 months	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.01%	1.15%

For PACE Government Money Market Investments1, the 7-day current yield for the period ended January 31, 2016 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.59%) before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

4

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2015 to January 31, 2016.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

5

PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value August 1, 2015	Ending account value January 31, 2016	Expenses paid during period[1] 08/01/15 to 01/31/16	Expense ratio during the period
Actual	$1,000.00	$1,000.10	$0.90	0.18%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.23	0.92	0.18

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

6

PACE Government Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/16
Net assets (mm)	$218.3
Number of holdings	25
Weighted average maturity	20 days
Portfolio composition[1]	01/31/16
US government and agency obligations	51.7%
Repurchase agreements	43.7
Other assets less liabilities	4.6
Total	100.0%
Top 10 holdings[1]	01/31/16
Repurchase agreement with Barclays Capital, Inc., 0.340% due 02/01/16	22.9%
Repurchase agreement with Goldman Sachs, Inc., 0.310% due 02/01/16	18.3
Federal Home Loan Bank, 0.260% due 02/10/16	6.8
Federal Home Loan Bank, 0.330% due 02/08/16	4.6
Federal Home Loan Bank, 0.280% due 02/26/16	4.6
Federal Home Loan Bank, 0.365% due 04/12/16	4.6
Federal Home Loan Bank, 0.250% due 02/17/16	3.0
Repurchase agreement with Merrill Lynch Pierce Fenner & Smith, Inc., 0.320% due 02/01/16	2.3
Federal Home Loan Bank, 0.360% due 02/04/16	2.3
Federal Home Loan Bank, 0.380% due 02/09/16	2.3
Total	71.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2016. The Portfolio is actively managed and its composition will vary over time.

7

PACE Government Money Market Investments

Statement of net assets—January 31, 2016
(unaudited)

Security description	Face amount	Value
US government and agency obligations—51.69%
Federal Home Loan Bank
0.230%, due 02/05/16[1]	$3,500,000	$3,499,911
0.250%, due 02/17/16[1]	6,535,000	6,534,274
0.260%, due 02/10/16[1]	15,000,000	14,999,025
0.280%, due 02/26/16[1]	10,000,000	9,998,056
0.300%, due 03/11/16[1]	5,000,000	4,998,375
0.320%, due 03/18/16[1]	5,000,000	4,997,956
0.325%, due 02/16/16[1]	5,000,000	4,999,323
0.330%, due 02/08/16[1]	10,000,000	9,999,358
0.360%, due 02/04/16[1]	5,000,000	4,999,850
0.360%, due 02/19/16[1]	5,000,000	4,999,100
0.365%, due 04/12/16[1]	10,000,000	9,992,801
0.380%, due 02/09/16[1]	5,000,000	4,999,578
0.380%, due 04/15/16[1]	2,800,000	2,797,813
0.400%, due 02/16/16[1]	5,000,000	4,999,167
0.400%, due 05/13/16[1]	2,000,000	1,997,733
0.402%, due 04/29/16[1]	2,000,000	1,998,035
0.465%, due 03/14/16[1]	5,000,000	4,997,287
Federal National Mortgage Association
0.231%, due 03/21/16[1]	2,000,000	1,999,371
0.295%, due 03/01/16[1]	5,000,000	4,998,812
US Treasury Bill
0.371%, due 06/02/16[1]	3,000,000	2,996,238
US Treasury Note
2.000%, due 04/30/16	1,000,000	1,004,290
Total US government and agency obligations (cost—$112,806,353)		112,806,353

8

PACE Government Money Market Investments

Statement of net assets—January 31, 2016
(unaudited)

Security description	Face amount	Value
Repurchase agreements—43.73%
Repurchase agreement dated 01/29/16 with Barclays Capital, Inc., 0.340% due 02/01/16, collateralized by $48,680,100 US Treasury Note, 2.375% due 08/15/24 and $30,638 US Treasury Bond Principal STRIP, zero coupon due 08/15/29; (value—$51,000,059); proceeds: $50,001,417	$50,000,000	$50,000,000
Repurchase agreement dated 01/29/16 with Goldman Sachs & Co., 0.310% due 02/01/16, collateralized by $2,720,000 Federal Farm Credit Bank obligation, 2.820% due 01/27/25, $11,780,000 Federal Home Loan Bank obligation, zero coupon due 03/18/16 and $25,948,400 US Treasury Inflation Index Note, 0.125% due 04/15/20; (value—$40,800,014); proceeds: $40,001,033	40,000,000	40,000,000
Repurchase agreement dated 01/29/16 with Merrill Lynch Pierce Fenner & Smith, Inc., 0.320% due 02/01/16, collateralized by $4,213,100 US Treasury Bond, 3.750% due 11/15/43; (value—$5,100,112); proceeds: $5,000,133	5,000,000	5,000,000
Repurchase agreement dated 01/29/16 with State Street Bank and Trust Co., 0.010% due 02/01/16, collateralized by $439,671 US Treasury Note, 2.250% due 07/31/21; (value—$462,700); proceeds: $453,000	453,000	453,000
Total repurchase agreements (cost—$95,453,000)		95,453,000
Total investments (cost—$208,259,353 which approximates cost for federal income tax purposes)—95.42%		208,259,353
Other assets in excess of liabilities—4.58%		10,000,668
Net assets (applicable to 218,259,410 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$218,260,021

9

PACE Government Money Market Investments

Statement of net assets—January 31, 2016
(unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$112,806,353	$—	$112,806,353
Repurchase agreements	—	95,453,000	—	95,453,000
Total	$—	$208,259,353	$—	$208,259,353

At January 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnote

1  Rates shown are the discount rates at date of purchase unless otherwise noted.

Portfolio acronym

STRIP Separate Trading of Registered Interest and Principal of Securities

See accompanying notes to financial statements
10

PACE Government Money Market Investments

Statement of operations

For the six months ended January 31, 2016 (unaudited)
Investment income:
Interest	$187,529
Expenses:
Transfer agency and related services fees	408,741
Investment management and administration fees	338,411
Reports and notices to shareholders	60,203
Professional fees	53,740
State registration fees	13,563
Trustees' fees	13,045
Custody and accounting fees	9,432
Insurance expense	2,762
Other expenses	13,763
913,660
Fee waivers and/or expense reimbursements by investment manager and administrator	(735,816)
Net expenses	177,844
Net investment income	9,685
Net realized gain	3,848
Net increase in net assets resulting from operations	$13,533
See accompanying notes to financial statements
11

PACE Government Money Market Investments

Statement of changes in net assets

	For the six months ended January 31, 2016 (unaudited)	For the year ended July 31, 2015
From operations:
Net investment income	$9,685	$21,010
Net realized gain	3,848	1,868
Net increase in net assets resulting from operations	13,533	22,878
Dividends and distributions to shareholders from:
Net investment income	(9,685)	(21,010)
Net realized gains	(5,106)	—
	(14,791)	(21,010)
Net increase (decrease) in net assets from beneficial interest transactions	49,758,162	(43,523,872)
Net increase (decrease) in net assets	49,756,904	(43,522,004)
Net assets:
Beginning of period	168,503,117	212,025,121
End of period	$218,260,021	$168,503,117
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
12

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13

PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each period is presented below:

	Six months ended January 31, 2016	Years ended July 31,
	(unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	—	—	(0.000)[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%[3]	0.01%	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[4]	0.93%	0.91%	0.88%	0.89%	0.88%
Expenses after fee waivers and/or expense reimbursements	0.18%[4]	0.14%	0.14%	0.19%	0.19%	0.25%
Net investment income	0.01%[4]	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of period (000's)	$218,260	$168,503	$212,025	$309,842	$337,091	$365,844

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these were included. The investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Payment from investment advisor as disclosed on page 21 had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

4  Annualized.

See accompanying notes to financial statements
14

15

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

PACE Government Money Market Investments (formerly, PACE Money Market Investments) (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Portfolio attempts to maintain a stable net asset value of $1.00 per share; the Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

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PACE Government Money Market Investments

Notes to financial statements (unaudited)

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its

17

PACE Government Money Market Investments

Notes to financial statements (unaudited)

regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or subadvised by UBS Asset Management (Americas) Inc. ("UBS AM").

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

18

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board of Trustees has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2016, UBS AM owes $68,020 to the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2016 at a level not to exceed 0.60%. For the six months ended January 31, 2016, UBS AM waived $333,430 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

19

PACE Government Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2016, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2016	Expires July 31, 2017	Expires July 31, 2018	Expires July 31, 2019
$2,793,148	$918,256	$855,490	$685,972	$333,430

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the six months ended January 31, 2016, UBS AM voluntarily waived and/or reimbursed expenses of $267,020 for that purpose.

Under normal conditions, the Portfolio invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Portfolio's Investment Manager. UBS AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received

20

PACE Government Money Market Investments

Notes to financial statements (unaudited)

from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.

In August 2013, UBS AM made a voluntary cash payment of $2,430 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. The voluntary payment to the Portfolio was not required to maintain a stable net asset value per share. The payment has removed a small, historical deviation that was reflected in the Portfolio's market price based and amortized cost net asset value per share.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2016, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $41,497,413. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

21

PACE Government Money Market Investments

Notes to financial statements (unaudited)

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the six months ended January 31, 2016, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $135,366, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the six months ended January 31, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $67,667 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned

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PACE Government Money Market Investments

Notes to financial statements (unaudited)

securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in Private Money Market, which is included in the Portfolio's Portfolio of Investments. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2016, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At January 31, 2016, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$1,044,435
Payable to custodian	3,625
Dividends payable to shareholders	786
Other accrued expenses*	277,349

* Excludes investment management and administration fees.

At January 31, 2016, the components of net assets were as follows:

Accumulated paid in capital	$218,260,613
Accumulated net realized loss	(592)
Net assets	$218,260,021

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PACE Government Money Market Investments

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2016	For the year ended July 31, 2015
Shares sold	167,285,050	183,206,846
Shares repurchased	(117,537,041)	(226,742,570)
Dividends reinvested	10,153	11,852
Net increase (decrease) in shares outstanding	49,758,162	(43,523,872)

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2016 and the fiscal year ended July 31, 2015 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (The "Act"), net capital losses recognized by the Portfolio after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2015, the Portfolio has no capital loss carryforwards.

24

PACE Government Money Market Investments

Notes to financial statements (unaudited)

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of January 31, 2016, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the six months ended January 31, 2016, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2015, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Regulatory Developments

On July 23, 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act. The most significant changes will not become mandatory until October 2016. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value and change an accounting methodology that had been used for decades. In addition, all prime and municipal money market funds will be subject to potential redemption fees/gates under limited circumstances prescribed in the new regulations. Government, Treasury, retail prime and retail municipal money market funds will continue to be permitted to transact at a stable $1.00 share price. UBS AM is currently evaluating the potential impact of these changes on PACE Government Money Market Investments and expects to update shareholders further in advance of the October 2016 deadline.

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PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

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Trustees

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins David Malpass

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer
Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

©2016. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S097

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)             (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)             Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)              Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended—Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	April 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 8, 2016